As filed with the Securities and Exchange Commission
                              on September 30, 2005

                                       REGISTRATION NOS. 33-12608 AND 811-5059

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               |X|

         Pre-Effective Amendment No. ___                              |_|
         Post-Effective Amendment No. 46                              |X|

REGISTRATION STATEMENT UNDER THE INVESTMENT                           |X|
  COMPANY ACT OF 1940
         Amendment No. 48

                                 HIGHMARK FUNDS
               (Exact Name of Registrant as Specified in Charter)

                            Oaks, Pennsylvania 19456
                 (Address of principal executive offices) (zip)


       Registrant's telephone number, including area code: (800) 433-6884


                     NAME AND ADDRESS OF AGENT FOR SERVICE:
                      -------------------------------------
                               John M. Loder, Esq.
                                Ropes & Gray LLP
                       One Embarcadero Center, Suite 2200
                             San Francisco, CA 94111

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Amendment.

It is proposed that this filing will become effective (check appropriate box) |_| immediately upon filing pursuant to paragraph (b)
|_| on [date] pursuant to paragraph (b)
|_| 60 days after filing pursuant to paragraph (a)(1)
|X| on November 30, 2005 pursuant to paragraph (a)(1)
|_| 75 days after filing pursuant to paragraph (a)(2)
|_| on [date] pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
|_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

--------------------------------------------------------------------------------
                                                                DECEMBER 1, 2005
--------------------------------------------------------------------------------


HIGHMARK
   The smarter approach to investing.

EQUITY
FIXED INCOME
ASSET ALLOCATION                       RETAIL SHARES
--------------------------------------------------------------------------------
prospectus                              o Balanced Fund

                                        o Core Equity Fund

                                        o Large Cap Growth Fund

                                        o Large Cap Value Fund

                                        o Small Cap Growth Fund

                                        o Small Cap Value Fund

                                        o Value Momentum Fund

                                        o Bond Fund
`
                                        o California Intermediate Tax-Free Bond
                                          Fund

                                        o National Intermediate Tax-Free Bond
                                          Fund

                                        o Short Term Bond Fund

                                        o Income Plus Allocation Fund

                                        o Growth & Income Allocation Fund

                                        o Capital Growth Allocation Fund

[MOUNTAIN RANGE GRAPHIC OMITTED]

[HIGHMARK FUNDS(R) LOGO OMITTED]

The Securities and Exchange Commission has not approved or disapproved of these securities or determined whether this prospectus is accurate or complete. Any representation to the contrary is unlawful.

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                               1

--------------------------------------------------------------------------------

HOW TO READ
THIS PROSPECTUS

HighMark Funds is a mutual fund family that offers different classes of Shares in separate investment portfolios (Funds). The Funds have various investment goals and strategies. This prospectus gives you important information about the Class A, Class B and Class C Shares of HighMark's Equity, Fixed-Income and Asset Allocation Funds that you should know before investing. Certain Funds also offer a class of Shares called Fiduciary Shares, which are offered in a separate prospectus. Each of the Asset Allocation Portfolios described in this prospectus is a "fund-of-funds" that invests in other mutual funds within the HighMark Funds family. As such, each Asset Allocation Portfolio's investment strategy is intended to determine the mix of that Fund's indirect investments as made through the underlying Funds.

Please read this prospectus and keep it for future reference. The prospectus is arranged into different sections so that you can easily review this important information. The next column contains general information you should know about investing in the HighMark Funds.

INDIVIDUAL HIGHMARK FUND PROFILES

EQUITY FUNDS
Balanced Fund..............................................................    2
Core Equity Fund...........................................................    5
Large Cap Growth Fund......................................................    8
Large Cap Value Fund.......................................................   11
Small Cap Growth Fund......................................................   14
Small Cap Value Fund.......................................................   17
Value Momentum Fund........................................................   20

FIXED-INCOME FUNDS
Bond Fund..................................................................   23
California Intermediate Tax-Free Bond Fund.................................   26
National Intermediate Tax-Free Bond Fund...................................   29
Short Term Bond Fund.......................................................   32

ASSET ALLOCATION PORTFOLIOS
Income Plus Allocation Fund................................................   35
Growth & Income Allocation Fund............................................   38
Capital Growth Allocation Fund.............................................   41


SHAREOWNER GUIDE -- HOW TO INVEST IN THE
HIGHMARK FUNDS

Choosing a Share Class.....................................................   44
How Sales Charges Are Calculated...........................................   45
Sales Charge Reductions and Waivers........................................   46
Fees for Distribution of Shares............................................   47
Payments to Financial Firms................................................   47
Opening an Account.........................................................   48
Buying Shares..............................................................   49
Selling Shares.............................................................   49
Exchanging Shares..........................................................   50
Transaction Policies.......................................................   51
Dividends and Distributions................................................   53
Taxes......................................................................   53
Investor Services..........................................................   54

MORE ABOUT THE HIGHMARK FUNDS

Investment Management......................................................   55
Financial Highlights.......................................................   61
Other Investment Matters...................................................   67
Glossary of Investment Risks...............................................   73


FOR MORE INFORMATION ABOUT HIGHMARK FUNDS, PLEASE SEE THE BACK COVER OF THE PROSPECTUS

INTRODUCTION

Each HighMark Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities such as stocks and bonds. Before you look at specific HighMark Funds, you should know a few basics about investing in mutual funds.

The value of your investment in a mutual fund is based on the market prices of the securities the mutual fund holds. These prices change daily due to economic trends and other developments that generally affect securities markets, as well as those that affect particular firms and other types of issuers. These price movements, also called volatility, vary depending on the types of securities a mutual fund owns and the markets where these securities trade.

AS WITH OTHER INVESTMENTS, YOU COULD LOSE MONEY ON YOUR INVESTMENT IN A MUTUAL FUND. YOUR INVESTMENT IN THE HIGHMARK FUNDS IS NOT A DEPOSIT OR AN OBLIGATION OF UNION BANK OF CALIFORNIA, N.A., ITS AFFILIATES OR ANY BANK. IT IS NOT INSURED BY THE FDIC OR ANY GOVERNMENT AGENCY.

Each Fund has its own investment goal and strategies for reaching that goal. There is no guarantee that a Fund will achieve its goal. Before investing, make sure that the Fund's goal matches your own.

The portfolio manager invests each Fund's assets in a way that he or she believes will help the Fund achieve its goal. A manager's judgments about the securities markets, economy and companies, and his or her investment selection, may cause a Fund to underperform other funds with similar objectives.

--------------------------------------------------------------------------------

[AMPERSAND GRAPHIC OMITTED]          FUND SUMMARY

[DOUBLE QUOTES GRAPHIC OMITTED]      INVESTMENT STRATEGY

[EXCLAMATION MARK GRAPHIC OMITTED]   WHAT ARE THE MAIN
                                     RISKS OF INVESTING
                                     IN THIS FUND?

[AT SIGN GRAPHIC OMITTED]            PERFORMANCE INFORMATION

[QUESTION MARK GRAPHIC OMITTED]      DID YOU KNOW?

[POUND SIGN GRAPHIC OMITTED]         FUND INFORMATION

[DOLLAR SIGN GRAPHIC OMITTED]        FEES AND EXPENSES

--------------------------------------------------------------------------------

----------
PROSPECTUS
----------
2

HIGHMARK EQUITY FUNDS
BALANCED FUND
--------------------------------------------------------------------------------

[AMPERSAND GRAPHIC OMITTED]  FUND SUMMARY
      INVESTMENT GOAL                  To seek capital appreciation and income; conservation of capital is a secondary consideration
      -----------------------------------------------------------------------------------------------------
      INVESTMENT FOCUS                 U.S. common stocks and investment grade bonds
      -----------------------------------------------------------------------------------------------------
      PRINCIPAL INVESTMENT STRATEGY    Diversifies across market segments and investment styles,
                                       including value and growth stocks as well as various types of bonds
      -----------------------------------------------------------------------------------------------------
      SHARE PRICE VOLATILITY           Moderate
      -----------------------------------------------------------------------------------------------------
      INVESTOR PROFILE                 Investors seeking the growth potential of stocks with the
                                       diversification value of bonds
      -----------------------------------------------------------------------------------------------------

[DOUBLE QUOTES GRAPHIC OMITTED]  INVESTMENT STRATEGY

HighMark Balanced Fund seeks capital appreciation and income. Conservation of capital is a secondary consideration. To pursue these goals, the Fund normally invests between 50% and 70% of its assets in equity securities, primarily common stocks, and at least 25% of its assets in fixed-income securities, primarily bonds. Within these ranges, the Fund's specific allocation among equity securities and fixed-income securities will vary depending on the portfolio managers' assessment of business, economic and market conditions.

The Fund may invest in bonds of various maturities and types, including those issued by U.S. and foreign governments or companies, mortgage-backed securities and asset-backed securities. At least 90% of the bonds will be investment grade at the time of purchase.

To select bonds for the Fund, the portfolio managers consider such factors as the potential direction of interest rates and the U.S. economy; the outlook for one sector of the bond market versus another; and the value that one bond may represent versus another. They also consider the financial strength of each issuer and the possibility that its credit rating may be upgraded or downgraded. The Fund may continue to hold a bond that has been downgraded if the managers believe it is in Shareholders' best interest to do so.


The Balanced Fund invests primarily in the stocks of U.S. companies. Risk characteristics, such as sector exposure, market capitalization, dividend yield and other portfolio descriptors, should be relatively similar to the Standard & Poor's 500 Composite Index ("S&P 500 Index") on average, as well. Equity holdings are well-diversified and typically range between 60-90 companies held in the portfolio.

The Fund's portfolio managers tend to focus on common stocks of large, well-established companies that have strong financial characteristics, attractive growth prospects and are attractively valued relative to the market as well as versus other companies in similar businesses. These companies generally exhibit strong profitability and are increasing dividends with a reputation for high-quality management, products and services.

The Fund may invest in other types of securities in addition to those described above. In an effort to preserve the value of your investment under volatile market conditions, the managers may invest more than 20% of the Fund's assets in very short-term debt obligations called money market securities. Such a strategy could make it more difficult for the Fund to achieve its objective of capital appreciation and income.

For a more complete description of the securities in which the Fund can invest, please see "Other Investment Matters" on page 67.


[EXCLAMATION MARK GRAPHIC OMITTED]  WHAT ARE THE MAIN RISKS OF INVESTING
                                    IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

MARKET RISK: The possibility that the Fund's stock holdings will decline in price because of a broad stock market decline. Stock markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

INTEREST RATE RISK: The possibility that the value of the Fund's investments will decline due to an increase in interest rates. Generally, the longer the average maturity of the Fund's fixed income portion, the greater its interest rate risk.

CREDIT RISK: The possibility that a bond issuer cannot make timely interest and principal payments on its bonds. The lower a bond's rating, the greater its credit risk.

INVESTMENT STYLE RISK: The possibility that the types of securities on which this Fund focuses will underperform other kinds of investments or the overall market.

If the Fund invests in securities with additional risks, its share-price volatility accordingly could be greater and its performance lower. In addition, the Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay on your investment.


For more information about these risks, please see "Glossary of Investment Risks" on page 73.

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                               3

--------------------------------------------------------------------------------

[AT SIGN GRAPHIC OMITTED]  PERFORMANCE
                           INFORMATION

The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S CLASS A SHARES FROM YEAR TO YEAR. IF SALES CHARGES HAD BEEN REFLECTED, THE FUND'S RETURNS WOULD BE LESS THAN THOSE SHOWN BELOW.*

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

28.22%  15.42%  19.58%  9.88%   5.59%  -2.70%  -5.24%  -13.47%  18.12%  ____%
--------------------------------------------------------------------------------
 1995    1996    1997   1998    1999    2000    2001    2002    2003    2004


                 BEST QUARTER            WORST QUARTER
                    _____%                  _____%
                  (__/__/__)              (__/__/__)

* THE PERFORMANCE INFORMATION ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/2005 TO 9/30/2005 WAS ___%.


--------------------------------------------------------------------------------

[HASH SIGN GRAPHIC OMITTED]  FUND
                             INFORMATION

             CLASS          CUSIP            TICKER
             --------------------------------------
             Class A        431114776        HMBRX
             Class B        431114545        HMBBX
             Class C        431112887        HMBCX

--------------------------------------------------------------------------------

[QUESTION MARK GRAPHIC OMITTED]  DID YOU KNOW?

VALUE STOCKS are those that the managers believe may be undervalued relative to their earnings, financial strength or other qualities.

GROWTH STOCKS have a record of achieving consistent earnings and sales growth.


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/04 TO THOSE OF THE S&P 500 INDEX AND THE LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX.

                                                                SINCE
                              1 YEAR   5 YEARS     10 YEARS   INCEPTION*
------------------------------------------------------------------------
BALANCED FUND(1)
   Class A Shares (with
   a 5.50% sales charge)(2)
------------------------------------------------------------------------
     Return Before Taxes       ___%      ___%       ___%         ___%(a)
------------------------------------------------------------------------
     Return After Taxes on
     Distributions             ___%      ___%       ___%         ___%(a)
------------------------------------------------------------------------
     Return After Taxes on
     Distributions and
     Sale of Fund Shares       ___%      ___%       ___%         ___%(a)
------------------------------------------------------------------------
   Class B Shares (with
   applicable Contingent
   Deferred Sales Charge)      ___%      ___%       ___%(a)      ___%(a)
------------------------------------------------------------------------
   Class C Shares (with
   applicable Contingent
   Deferred Sales Charge)      ___%      ___%(a)    ___%(a)      ___%(a)
------------------------------------------------------------------------
S&P 500 INDEX(3) (reflects
   no deduction for fees,
   expenses or taxes)          ___%      ___%       ___%         ___%+
------------------------------------------------------------------------
LEHMAN BROTHERS
U.S. AGGREGATE
BOND INDEX(4) (reflects no
   deduction for fees,
   expenses or taxes)          ___%      ___%       ___%         ___%+
------------------------------------------------------------------------
BLENDED INDEX(5)               ___%      ___%       ___%         ___%+
------------------------------------------------------------------------


(1) The performance data includes the performance of the Stepstone Balanced Fund for the period prior to its consolidation with the HighMark Balanced Fund on 4/25/97.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only; after-tax returns for Class B and C Shares will vary.

(3) The unmanaged S&P 500 Index is generally representative of the performance of large companies in the U.S. stock market.

(4) The unmanaged Lehman Brothers U.S. Aggregate Bond Index is generally representative of the bond market as a whole.


(5) 60% S&P 500 Index/40% Lehman Brothers U.S. Aggregate Bond Index. The benchmark for the Fund has changed to 60% S&P 500 Index/40% Lehman Brothers U.S. Aggregate Bond Index because the blended benchmark better represents the investment policies of the Fund for comparison purposes.


*     Since 2/1/91.

(a) Prior to 11/13/92 for Class A Shares, 2/2/98 for Class B Shares and 11/30/99 for Class C Shares, performance data is based on Fiduciary Share performance. Fiduciary Shares, which were first offered 2/1/91, are not offered in this prospectus; however, because they are invested in the same portfolio of securities as the offered shares, the annual returns for the classes would be substantially similar. The performance of the Fiduciary Shares has been adjusted for the sales charge applicable to Class A Shares and the maximum contingent sales charge applicable to Class B and Class C Shares, but does not reflect Class A, Class B or Class C Shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

+     Since 2/28/91.

                                                                     (CONTINUED)

----------
PROSPECTUS
----------
4

HIGHMARK EQUITY FUNDS
BALANCED FUND (CONTINUED)
--------------------------------------------------------------------------------

[DOLLAR SIGN GRAPHIC OMITTED]  FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.


------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
------------------------------------------------------------------------------------------------------------------
                                                                                       CLASS A   CLASS B   CLASS C
                                                                                       SHARES    SHARES#   SHARES
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)*    5.50%        0%        0%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)**                0%     5.00%     1.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)***                   2.00%        0%        0%
Exchange Fee (as a percentage of amount exchanged, if applicable)***                    2.00%        0%        0%
------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------
                                                                                       CLASS A   CLASS B   CLASS C
                                                                                       SHARES    SHARES    SHARES
Investment Advisory Fees                                                                0.60%     0.60%     0.60%
Distribution (12b-1) Fees                                                               0.25%     0.75%     1.00%
Other Expenses                                                                           ___%      ___%      ___%
   TOTAL ANNUAL FUND OPERATING EXPENSES                                                  ___%      ___%      ___%
Fee Waivers                                                                              ___%      ___%      ___%
   NET EXPENSES+                                                                         ___%      ___%      ___%


# Class B Shares are only available to existing investors, either through reinvestment of dividends on previously-acquired Class B Shares or through exchange of Class B Shares of another HighMark Fund.

* The sales charge for Class A Shares varies depending upon how much you invest. See "How Sales Charges Are Calculated."

** If you sell Class A Shares within one year of buying them and you purchased those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Contingent Deferred Sales Charge of 1.00%. See "How Sales Charges are Calculated."


*** Applicable to Class A Shares held 5 business days or less. Does not include any wire transfer fees, if applicable.

+ The Fund's Adviser has agreed to contractually waive fees or reimburse expenses in order to keep total operating expenses for Class A Shares from exceeding ___% for the period beginning December 1, 2005 and ending on November 30, 2006. The Fund's total actual operating expenses for the most recent fiscal year were less than the amount shown above because additional fees were waived or reimbursed in order to keep total operating expenses at a specified level for all Share classes. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses are expected to be as follows:

           Class A Shares:  ___%
           Class B Shares:  ___%
           Class C Shares:  ___%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return, and that the Fund's expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:


                            1 YEAR     3 YEARS    5 YEARS   10 YEARS
CLASS A SHARES               $___       $___       $___       $___
CLASS B SHARES
If you do not sell
your shares:                 $___       $___       $___       $___
If you sell your
shares at the
end of the period:           $___       $___       $___       $___
CLASS C SHARES
If you do not sell
your shares:                 $___       $___       $___       $___
If you sell your
shares at the
end of the period:           $___       $___       $___       $___

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                               5

HIGHMARK EQUITY FUNDS
CORE EQUITY FUND
--------------------------------------------------------------------------------

[AMPERSAND GRAPHIC OMITTED]  FUND SUMMARY
      INVESTMENT GOAL                To seek long-term capital appreciation
      -----------------------------------------------------------------------------------------------------
      INVESTMENT FOCUS               U.S. common stocks
      -----------------------------------------------------------------------------------------------------
      PRINCIPAL INVESTMENT STRATEGY  Attempts to identify companies with strong earnings growth selling at attractive values
      -----------------------------------------------------------------------------------------------------
      SHARE PRICE VOLATILITY         Moderate to high
      -----------------------------------------------------------------------------------------------------
      INVESTOR PROFILE               Long-term investors seeking capital appreciation
      -----------------------------------------------------------------------------------------------------

[DOUBLE QUOTES GRAPHIC OMITTED]  INVESTMENT STRATEGY


HighMark Core Equity Fund seeks long-term capital appreciation. To pursue this goal, the Fund invests primarily in the stocks of U.S. companies with capitalization similar to stocks in the Standard & Poor's 500 Composite Index ("S&P 500 Index"). Risk characteristics, such as sector exposure, dividend yield and other descriptors, should be relatively similar to the S&P 500 Index on average, as well. Fund holdings are well-diversified and typically range between 60-90 companies held in the portfolio.

To choose stocks for the Fund, the portfolio managers focus on common stocks of large-well-established companies that have strong financial characteristics, attractive growth prospects and are attractively valued relative to the market as well as versus other companies in similar businesses. These companies generally exhibit strong profitability and are increasing dividends.

Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities and generally will tend to keep cash exposure as low as practical to manage the Fund efficiently. The Fund may invest in other types of securities, including bonds, as appropriate to meet the Fund's objective. Under volatile market conditions or extraordinary cash flow situations, the managers may invest up to 20% of the Fund's assets in very short-term debt obligations called money market securities. Such a strategy could make it more difficult for the Fund to achieve its goals.

For a more complete description of the securities in which the Fund can invest, please see "Other Investment Matters" on page 67.


[EXCLAMATION MARK GRAPHIC OMITTED]  WHAT ARE THE MAIN RISKS OF INVESTING
                                    IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

MARKET RISK: The possibility that the Fund's stock holdings may decline in price because of a broad stock market decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

INVESTMENT STYLE RISK: The possibility that the securities on which this Fund focuses-the stocks of those companies with capitalization similar to those in the S&P 500 Index-may underperform other kinds of investments or the market as a whole.

In addition, the Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes you pay.


For more information about these risks, please see "Glossary of Investment Risks" on page 73.


                                                                     (CONTINUED)

----------
PROSPECTUS
----------
6

HIGHMARK EQUITY FUNDS
CORE EQUITY FUND (CONTINUED)
--------------------------------------------------------------------------------

[AT SIGN GRAPHIC OMITTED]  PERFORMANCE
                           INFORMATION

The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S CLASS A SHARES FROM YEAR TO YEAR. IF SALES CHARGES HAD BEEN REFLECTED, THE FUND'S RETURNS WOULD BE LESS THAN THOSE SHOWN BELOW.*

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

-11.85%   -23.80%   26.98%   ____%
-------------------------------------
  2001      2002     2003    2004


                 BEST QUARTER            WORST QUARTER
                     ____%                   ____%
                  (__/__/__)              (__/__/__)

* THE PERFORMANCE INFORMATION ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/2005 TO 9/30/2005 WAS ____%.


--------------------------------------------------------------------------------

[HASH SIGN GRAPHIC OMITTED]  FUND
                             INFORMATION

             CLASS          CUSIP            TICKER
             --------------------------------------
             Class A        431112770         HCEAX
             Class B        431112762         HCEBX
             Class C        431112754         HCECX

--------------------------------------------------------------------------------


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/04 TO THOSE OF THE S&P 500 INDEX.

                                                SINCE
                                  1 YEAR      INCEPTION*
--------------------------------------------------------
CORE EQUITY FUND
  Class A Shares (with
  a 5.50% sales charge)(1)
--------------------------------------------------------
    Return Before Taxes            ____%        ____%(a)
--------------------------------------------------------
    Return After Taxes on
    Distributions                  ____%        ____%(a)
--------------------------------------------------------
    Return After Taxes on
    Distributions and
    Sale of Fund Shares            ____%        ____%(a)
--------------------------------------------------------
  Class B Shares (with
  applicable Contingent
  Deferred Sales Charge)           ____%        ____%(a)
--------------------------------------------------------
  Class C Shares (with
  applicable Contingent
  Deferred Sales Charge)           ____%(a)     ____%(a)
--------------------------------------------------------
S&P 500 INDEX(2) (reflects
  no deduction for fees,
  expenses or taxes)               ____%        ____%
--------------------------------------------------------


(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only; after-tax returns for Class B and Class C Shares will vary.

(2) The unmanaged S&P 500 Index generally reflects the performance of large companies in the U.S. stock market.

*     Since 5/31/00.

(a) Prior to 6/30/00 for Class A Shares and Class B Shares and 11/28/03 for Class C Shares, performance data is based on Fiduciary Share performance. Fiduciary Shares, which were first offered 5/31/00, are not offered in this prospectus; however, because they are invested in the same portfolio of securities as the offered shares, the annual returns for the classes would be substantially similar. The performance of the Fiduciary Shares has been adjusted for the sales charge applicable to Class A Shares and the maximum contingent sales charge applicable to Class B and Class C Shares but does not reflect Class A, Class B and Class C Shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

                                                                     (CONTINUED)

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                               7

--------------------------------------------------------------------------------

[DOLLAR SIGN GRAPHIC OMITTED]  FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.


------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
------------------------------------------------------------------------------------------------------------------
                                                                                       CLASS A   CLASS B   CLASS C
                                                                                       SHARES    SHARES#   SHARES
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)*    5.50%        0%        0%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)**                0%     5.00%     1.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)***                   2.00%        0%        0%
Exchange Fee (as a percentage of amount exchanged, if applicable)***                    2.00%        0%        0%
------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------
                                                                                       CLASS A   CLASS B   CLASS C
                                                                                       SHARES    SHARES    SHARES
Investment Advisory Fees                                                                0.60%     0.60%     0.60%
Distribution (12b-1) Fees                                                               0.25%     0.75%     1.00%
Other Expenses                                                                           ___%      ___%      ___%
   TOTAL ANNUAL FUND OPERATING EXPENSES                                                  ___%      ___%      ___%
Fee Waivers                                                                              ___%      ___%      ___%
   NET EXPENSES+                                                                         ___%      ___%      ___%


# Class B Shares are only available to existing investors, either through reinvestment of dividends on previously-acquired Class B Shares or through exchange of Class B Shares of another HighMark Fund.

* The sales charge for Class A Shares varies depending upon how much you invest. See "How Sales Charges Are Calculated."

** If you sell Class A Shares within one year of buying them and you purchased those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Contingent Deferred Sales Charge of 1.00%. See "How Sales Charges are Calculated."


*** Applicable to Class A Shares held 5 business days or less. Does not include any wire transfer fees, if applicable.

+ The Fund's Adviser has agreed to contractually waive fees or reimburse expenses in order to keep total operating expenses for Class A Shares from exceeding ___% for the period beginning December 1, 2005 and ending on November 30, 2006. The Fund's total actual operating expenses for the most recent fiscal year were less than the amount shown above because additional fees were waived or reimbursed in order to keep total operating expenses at a specified level for all Share classes. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses are expected to be as follows:

           Class A Shares:  ___%
           Class B Shares:  ___%
           Class C Shares:  ___%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return, and that the Fund's expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:


                            1 YEAR     3 YEARS    5 YEARS   10 YEARS
CLASS A SHARES              $____      $____      $____     $____
CLASS B SHARES
If you do not sell
your shares:                $____      $____      $____     $____
If you sell your
shares at the
end of the period:          $____      $____      $____     $____
CLASS C SHARES
If you do not sell
your shares:                $____      $____      $____     $____
If you sell your
shares at the
end of the period:          $____      $____      $____     $____

----------
PROSPECTUS
----------
8

HIGHMARK EQUITY FUNDS
LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------

[AMPERSAND GRAPHIC OMITTED]  FUND SUMMARY
      INVESTMENT GOAL                  To seek long-term capital appreciation through investments in equity securities; current income is incidental
      -----------------------------------------------------------------------------------------------------
      INVESTMENT FOCUS                 U.S. common stocks
      -----------------------------------------------------------------------------------------------------
      PRINCIPAL INVESTMENT STRATEGY    Seeks to invest in companies offering above-average growth potential
      -----------------------------------------------------------------------------------------------------
      SHARE PRICE VOLATILITY           Moderate to High
      -----------------------------------------------------------------------------------------------------
      INVESTOR PROFILE                 Long-term investors seeking capital appreciation
      -----------------------------------------------------------------------------------------------------

[DOUBLE QUOTES GRAPHIC OMITTED]  INVESTMENT STRATEGY

HighMark Large Cap Growth Fund seeks long term capital appreciation through investments in equity securities. The production of current income is an incidental objective.

To pursue its main goal, the Fund invests primarily in the equity securities of LARGE U.S. GROWTH-ORIENTED COMPANIES that the portfolio managers believe are also financially stable. "Growth-oriented companies" are those whose earnings are growing at a faster rate than the market as a whole, or have the potential to do so. The portfolio managers attempt to select securities with appreciation possibilities by looking at many factors. These include:

o the company's market position, product line, technological position and prospects for increased earnings

o     the management capability of the company being considered

o     the short-term and long-term outlook for the industry being analyzed

o     changes in economic and political conditions

The portfolio managers may also analyze the demands of investors for the security relative to its price. Securities may be chosen when the portfolio managers anticipate a development that might have an effect on the value of a security.

In general, the portfolio managers may sell a security if they determine that the security no longer presents sufficient appreciation potential; this may be caused by, or be an effect of, changes in the industry of the issuer, loss by the company of its competitive position, and/or poor use of resources. The portfolio managers may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Under normal circumstances, the Fund will invest at least 80% of its assets in LARGE CAPITALIZATION COMPANIES.

In addition to those described above, the Fund may invest in other types of securities. In an effort to preserve the value of your investment under volatile market conditions, the managers may invest more than 20% of the Fund's assets in very short-term debt obligations called money market securities. Such a strategy could make it more difficult for the Fund to achieve its goals.


For a more complete description of the securities in which the Fund can invest, please see "Other Investment Matters" on page 67.


[EXCLAMATION MARK GRAPHIC OMITTED]  WHAT ARE THE MAIN RISKS OF INVESTING
                                    IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

MARKET RISK: The possibility that the Fund's stock holdings will decline in price because of a general decline in the stock market. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

INVESTMENT STYLE RISK: The possibility that the kind of stocks on which this Fund focuses--those of large U.S. growth companies--will underperform other types of stock investments or the market as a whole.


In addition, the Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. For more information about these risks, please see "Glossary of Investment Risks" on page 73.

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                               9

--------------------------------------------------------------------------------

[AT SIGN GRAPHIC OMITTED]  PERFORMANCE
                           INFORMATION

The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S CLASS A SHARES FROM YEAR TO YEAR. IF SALES CHARGES HAD BEEN REFLECTED, THE FUND'S RETURNS WOULD BE LESS THAN THOSE SHOWN BELOW.*

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

32.72%   21.34%   31.89%   31.48%   21.77%   -24.39%   -35.63%   -21.44%   24.76%   ___%
----------------------------------------------------------------------------------------
 1995     1996     1997     1998     1999     2000       2001      2002     2003    2004


                 BEST QUARTER            WORST QUARTER
                    _____%                  _____%
                  (__/__/__)              (__/__/__)

* THE PERFORMANCE INFORMATION ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/2005 TO 9/30/2005 WAS ___%.


--------------------------------------------------------------------------------

[HASH SIGN GRAPHIC OMITTED]  FUND
                             INFORMATION

           CLASS        CUSIP         TICKER
           ---------------------------------
           Class A      431114768     HMRGX
           Class B      431114511     HMGBX
           Class C      431112879     HGRCX

--------------------------------------------------------------------------------

[QUESTION MARK GRAPHIC OMITTED]  DID YOU KNOW?

Companies are considered to have a LARGE MARKET CAPITALIZATION if their capitalization is within the range of those companies in the S&P 500 Index.


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/04 TO THOSE OF THE S&P 500/BARRA GROWTH INDEX.

                                                                      SINCE
                             1 YEAR    5 YEARS       10 YEARS       INCEPTION*
--------------------------------------------------------------------------------
LARGE CAP GROWTH FUND
  Class A Shares (with
  a 5.50% sales charge)(1)
--------------------------------------------------------------------------------
   Return Before Taxes         ____%      ____%          ____%(a)       ____%(a)
--------------------------------------------------------------------------------
   Return After Taxes on
   Distributions               ____%      ____%          ____%(a)       ____%(a)
--------------------------------------------------------------------------------
   Return After Taxes on
   Distributions and
   Sale of Fund Shares         ____%      ____%          ____%(a)       ____%(a)
--------------------------------------------------------------------------------
  Class B Shares (with
  applicable Contingent
  Deferred Sales Charge)       ____%      ____%          ____%(a)       ____%(a)
--------------------------------------------------------------------------------
  Class C Shares (with
  applicable Contingent
  Deferred Sales Charge)       ____%       ___%(a)       ____%(a)       ____%(a)
--------------------------------------------------------------------------------
S&P 500/BARRA GROWTH
INDEX(2) (reflects no
  deduction for fees,
  expenses or taxes)           ____%      ____%          ____%          ____%+
--------------------------------------------------------------------------------


(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only; after-tax returns for Class B and C Shares will vary.

(2) The unmanaged S&P 500/Barra Growth Index generally reflects the performance of large companies in the U.S. stock market.

*     Since 11/18/93.

(a) Prior to 6/20/94 for Class A Shares, 2/2/98 for Class B Shares and 11/30/99 for Class C Shares, performance data is based on Fiduciary Share performance. Fiduciary Shares, which were first offered 11/18/93, are not offered in this prospectus; however, because they are invested in the same portfolio of securities as the offered shares, the annual returns for the classes would be substantially similar. The performance of the Fiduciary Shares has been adjusted for the sales charge applicable to Class A Shares and the maximum contingent sales charge applicable to Class B and Class C Shares, but does not reflect Class A, Class B and Class C Shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

+     Since 11/30/93.

                                                                     (CONTINUED)

----------
PROSPECTUS
----------
10

HIGHMARK EQUITY FUNDS
LARGE CAP GROWTH FUND (CONTINUED)
--------------------------------------------------------------------------------

[DOLLAR SIGN GRAPHIC OMITTED]  FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

-----------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
-----------------------------------------------------------------------------------------------------------------
                                                                                      CLASS A   CLASS B   CLASS C
                                                                                      SHARES    SHARES#   SHARES
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)*    5.50%        0%        0%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)**                0%     5.00%     1.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)***                   2.00%        0%        0%
Exchange Fee (as a percentage of amount exchanged, if applicable)***                    2.00%        0%        0%


-----------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
-----------------------------------------------------------------------------------------------------------------
                                                                                      CLASS A   CLASS B   CLASS C
                                                                                      SHARES    SHARES    SHARES
Investment Advisory Fees                                                                0.60%     0.60%     0.60%
Distribution (12b-1) Fees                                                               0.25%     0.75%     1.00%
Other Expenses                                                                           ___%      ___%      ___%
  TOTAL ANNUAL FUND OPERATING EXPENSES                                                   ___%      ___%      ___%
Fee Waivers                                                                              ___%      ___%      ___%
  NET EXPENSES+                                                                          ___%      ___%      ___%


# Class B Shares are only available to existing investors, either through reinvestment of dividends on previously-acquired Class B Shares or through exchange of Class B Shares of another HighMark Fund.

* The sales charge for Class A Shares varies depending upon how much you invest. See "How Sales Charges Are Calculated."

** If you sell Class A Shares within one year of buying them and you purchased those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Contingent Deferred Sales Charge of 1.00%. See "How Sales Charges are Calculated."


*** Applicable to Class A Shares held 5 business days or less. Does not include any wire transfer fees, if applicable.

+ The Fund's Adviser has agreed to contractually waive fees or reimburse expenses in order to keep total operating expenses for Class A Shares from exceeding ___% for the period beginning December 1, 2005 and ending on November 30, 2006. The Fund's total actual operating expenses for the most recent fiscal year were less than the amount shown above because additional fees were waived or reimbursed in order to keep total operating expenses at a specified level for all Share classes. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses are expected to be as follows:

           Class A Shares:  ___%
           Class B Shares:  ___%
           Class C Shares:  ___%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return, and that the Fund's expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:


                        1 YEAR    3 YEARS   5 YEARS    10 YEARS
CLASS A SHARES          $____     $____      $____       $____
CLASS B SHARES
If you do not sell
your shares:            $____     $____      $____       $____
If you sell your
shares at the
end of the period:      $____     $____      $____       $____
CLASS C SHARES
If you do not sell
your shares:            $____     $____      $____       $____
If you sell your
shares at the
end of the period:      $____     $____      $____       $____

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              11

HIGHMARK EQUITY FUNDS
LARGE CAP VALUE FUND
--------------------------------------------------------------------------------

[AMPERSAND GRAPHIC OMITTED]  FUND SUMMARY
      INVESTMENT GOAL                To seek long-term capital appreciation
      -----------------------------------------------------------------------------------------------------
      INVESTMENT FOCUS               U.S. common stocks
      -----------------------------------------------------------------------------------------------------
      PRINCIPAL INVESTMENT STRATEGY  Attempts to identify undervalued large-capitalization stocks that will appreciate in value
      -----------------------------------------------------------------------------------------------------
      SHARE PRICE VOLATILITY         Moderate
      -----------------------------------------------------------------------------------------------------
      INVESTOR PROFILE               Investors seeking capital appreciation potential with higher current income and lower volatility than the average stock fund
      -----------------------------------------------------------------------------------------------------

[DOUBLE QUOTES GRAPHIC OMITTED]  INVESTMENT STRATEGY

HighMark Large Cap Value Fund seeks long-term capital appreciation. To pursue this goal, the portfolio managers attempt to position the Fund at the optimal point between excess return and risk, after consideration of trading costs. The portfolio managers utilize a disciplined and systematic quantitative investment process, attempting to identify undervalued stocks of large-capitalization, U.S. companies, favoring those that seem inexpensive compared to their relative level of assets, earnings, momentum, and strength of management. Stocks are ranked relative to their industry peers; sector weights generally match those of the benchmark. Potentially profitable stocks are purchased in relation to potential risk and transaction cost posed to the Fund. Securities are evaluated for sale the same way they are for purchase. A sale or purchase of a security will occur only if a candidate has an advantageous combination of expected return, risk characteristics, and estimated roundtrip transaction costs. Individual positions are normally pared back if they exceed the benchmark weight by 1.2% or more. Portfolio turnover is expected to be approximately 100% annually.

Under normal circumstances, the Fund will invest at least 80% of its assets in LARGE CAPITALIZATION COMPANIES.

The Fund may invest in convertible bonds and other types of securities in addition to those described above. In an effort to preserve the value of your investment under volatile market conditions, the managers may invest more than 20% of the Fund's assets in very short-term debt obligations called money market securities. Such a strategy could make it more difficult for the Fund to achieve its goals.


For a more complete description of the securities in which the Fund can invest, please see "Other Investment Matters" on page 67.


[EXCLAMATION MARK GRAPHIC OMITTED]  WHAT ARE THE MAIN
                                    RISKS OF INVESTING
                                    IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

MARKET RISK: The possibility that the Fund's stock holdings will decline in price because of a broad stock market decline. Stock markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

INVESTMENT STYLE RISK: The possibility that the securities on which this Fund focuses--the stocks of undervalued, dividend-paying companies--will underperform other kinds of investments or market averages.

The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and increase the amount of taxes that you pay.


For more information about these risks, please see "Glossary of Investment Risks" on page 73.

----------
PROSPECTUS
----------
12

HIGHMARK EQUITY FUNDS
LARGE CAP VALUE FUND (CONTINUED)
--------------------------------------------------------------------------------

[AT SIGN GRAPHIC OMITTED]  PERFORMANCE
                           INFORMATION

The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S CLASS A SHARES FROM YEAR TO YEAR. IF SALES CHARGES HAD BEEN REFLECTED, THE FUND'S RETURNS WOULD BE LESS THAN THOSE SHOWN BELOW.*

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

36.16%  15.62%  27.11%  14.84%  1.44%  -0.17%  -16.26%  -19.48%   27.74%   ___%
--------------------------------------------------------------------------------
 1995    1996    1997    1998   1999    2000     2001     2002     2003   2004


                       BEST QUARTER         WORST QUARTER
                          _____%               _____%
                        (__/__/__)           (__/__/__)

* THE PERFORMANCE INFORMATION ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/2005 TO 9/30/2005 WAS ___%.


--------------------------------------------------------------------------------

[HASH SIGN GRAPHIC OMITTED]  FUND
                             INFORMATION

           CLASS        CUSIP         TICKER
           ---------------------------------
           Class A      431114784     HMERX
           Class B      431114537     HIEBX
           Class C      431112861     HIECX

--------------------------------------------------------------------------------

[QUESTION MARK GRAPHIC OMITTED]  DID YOU KNOW?

LARGE CAPITALIZATION COMPANIES are those companies with market capitalizations within the range of those companies in the S&P 500 Index.


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/04, TO THOSE OF THE RUSSELL 1000 VALUE INDEX.

                                                                    SINCE
                             1 YEAR    5 YEARS      10 YEARS      INCEPTION*
--------------------------------------------------------------------------------
LARGE CAP VALUE FUND(1)
  Class A Shares (with
  a 5.50% sales charge)(2)
--------------------------------------------------------------------------------
   Return Before Taxes         ___%       ___%          ___%(a)      ___%(a)
--------------------------------------------------------------------------------
   Return After Taxes on
   Distributions               ___%       ___%          ___%(a)      ___%(a)
--------------------------------------------------------------------------------
   Return After Taxes on
   Distributions and
   Sale of Fund Shares         ___%       ___%          ___%(a)      ___%(a)
--------------------------------------------------------------------------------
   Class B Shares (with
   applicable Contingent
   Deferred Sales Charge)      ___%       ___%          ___%(a)      ___%(a)
--------------------------------------------------------------------------------
   Class C Shares (with
   applicable Contingent
   Deferred Sales Charge)      ___%       ___%(a)       ___%(a)      ___%(a)
--------------------------------------------------------------------------------
RUSSELL 1000
VALUE INDEX(3) (reflects
   no deduction for fees,
   expenses or taxes)          ___%       ___%          ___%           ___%+
--------------------------------------------------------------------------------


(1) Performance data includes the performance of the IRA Fund Income Equity Portfolio for the period prior to its consolidation with the HighMark Large Cap Value Fund (formerly the HighMark Income Equity Fund) on 6/23/88.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only; after-tax returns for Class B and C Shares will vary.

(3) The unmanaged Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

*     Since 2/9/84.

(a) Prior to 6/20/94 for Class A Shares, 2/2/98 for Class B Shares and 11/30/99 for Class C Shares, performance data is based on Fiduciary Share performance. Fiduciary Shares, which were first offered 2/9/84, are not offered in this prospectus; however, because they are invested in the same portfolio of securities as the offered shares, the annual returns for the classes would be substantially similar. The performance of the Fiduciary Shares has been adjusted for the sales charge applicable to Class A Shares and the maximum contingent sales charge applicable to Class B and Class C Shares, but does not reflect Class A, B and C Shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

+     Since 2/29/84.

                                                                     (CONTINUED)

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              13

--------------------------------------------------------------------------------

[DOLLAR SIGN GRAPHIC OMITTED]  FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.


---------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
---------------------------------------------------------------------------------------------------------------------
                                                                                       CLASS A   CLASS B   CLASS C
                                                                                       SHARES    SHARES#   SHARES
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)*     5.50%        0%        0%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)**                 0%     5.00%     1.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)***                    2.00%        0%        0%
Exchange Fee (as a percentage of amount exchanged, if applicable)***                     2.00%        0%        0%
---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
---------------------------------------------------------------------------------------------------------------------
                                                                                       CLASS A   CLASS B   CLASS C
                                                                                       SHARES    SHARES    SHARES
Investment Advisory Fees                                                                 0.60%     0.60%     0.60%
Distribution (12b-1) Fees                                                                0.25%     0.75%     1.00%
Other Expenses                                                                            ___%      ___%      ___%
   TOTAL ANNUAL FUND OPERATING EXPENSES                                                   ___%      ___%      ___%
Fee Waivers                                                                               ___%      ___%      ___%
   NET EXPENSES+                                                                          ___%      ___%      ___%


# Class B Shares are only available to existing investors, either through reinvestment of dividends on previously-acquired Class B Shares or through exchange of Class B Shares of another HighMark Fund.

* The sales charge for Class A Shares varies depending upon how much you invest. See "How Sales Charges Are Calculated."

** If you sell Class A Shares within one year of buying them and you purchased those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Contingent Deferred Sales Charge of 1.00%. See "How Sales Charges are Calculated."


*** Applicable to Class A Shares held 5 business days or less. Does not include any wire transfer fees, if applicable.

+ The Fund's Adviser has agreed to contractually waive fees or reimburse expenses in order to keep total operating expenses for Class A Shares from exceeding ___% for the period beginning December 1, 2005 and ending on November 30, 2006. The Fund's total actual operating expenses for the most recent fiscal year were less than the amount shown above because additional fees were waived or reimbursed in order to keep total operating expenses at a specified level for all Share classes. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses are expected to be as follows:

           Class A Shares:  ___%
           Class B Shares:  ___%
           Class C Shares:  ___%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund's expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:


                        1 YEAR    3 YEARS   5 YEARS   10 YEARS
CLASS A SHARES          $____      $____     $____      $____
CLASS B SHARES
If you do not sell
your shares:            $____      $____     $____      $____
If you sell your
shares at the
end of the period:      $____      $____     $____      $____
CLASS C SHARES
If you do not sell
your shares:            $____      $____     $____      $____
If you sell your
shares at the
end of the period:      $____      $____     $____      $____

----------
PROSPECTUS
----------
14

HIGHMARK EQUITY FUNDS
SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

[AMPERSAND GRAPHIC OMITTED]  FUND SUMMARY
      INVESTMENT GOAL                To seek long-term capital appreciation
      -----------------------------------------------------------------------------------------------------
      INVESTMENT FOCUS               U.S. common stocks
      -----------------------------------------------------------------------------------------------------
      PRINCIPAL INVESTMENT STRATEGY  Seeks to invest in small U.S. companies offering above-average growth potential
      -----------------------------------------------------------------------------------------------------
      SHARE PRICE VOLATILITY         Moderate to High
      -----------------------------------------------------------------------------------------------------
      INVESTOR PROFILE               Risk tolerant investors seeking long-term capital appreciation
      -----------------------------------------------------------------------------------------------------

[DOUBLE QUOTES GRAPHIC OMITTED]  INVESTMENT STRATEGY

HighMark Small Cap Growth Fund seeks long-term capital appreciation. To pursue this goal, the Fund invests primarily in common stocks of U.S. SMALL CAPITALIZATION COMPANIES that the portfolio managers believe offer above average growth potential.

Under normal circumstances, the Fund will invest at least 80% of its assets in SMALL CAPITALIZATION companies.

In analyzing specific companies for possible investment, the Fund's portfolio managers look for businesses that demonstrate strong increases in earnings per share and continue to strengthen their fundamental capabilities, competitive positions, product and service offerings and customer bases. The portfolio managers initiate investments opportunistically, when the stocks are particularly attractively valued, yet concentrate the Fund's holdings in companies best positioned for most rapid growth. The portfolio managers ordinarily use conservative valuation parameters, focusing on several key numbers, their historical levels and relative value to a peer universe. These numbers include price to earnings (P/E), earnings growth rates, relative P/E to growth, price to EBITDA(1), return on equity, return on assets and return on investments, among others. Quarterly earnings expectations and results are carefully followed, and the Fund's portfolio managers consider whether to sell a particular security when any of the key factors materially changes.

In addition to those described above, the Fund may invest in other types of securities. In an effort to preserve the value of your investment under volatile market conditions, the managers may invest more than 20% of the Fund's assets in very short-term debt obligations called money market securities. Such a strategy could make it more difficult for the Fund to achieve its goals.


For a more complete description of the securities in which the Fund can invest, please see "Other Investment Matters" on page 67.


(1)   Earnings before interest, taxes, depreciation and amortization.

[EXCLAMATION MARK GRAPHIC OMITTED]  WHAT ARE THE MAIN
                                    RISKS OF INVESTING
                                    IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

MARKET RISK: The possibility that the Fund's stock holdings may decline in price because of a broad stock market decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

INVESTMENT STYLE RISK: The possibility that the securities on which this Fund focuses--the stocks of small U.S. growth companies--may underperform other kinds of investments or the market as a whole.

SMALL COMPANY RISK: Investing in smaller, lesser-known companies involves greater risk than investing in those that are more established. A small company's financial well-being may, for example, depend heavily on just a few products or services. In addition, investors may have limited flexibility to buy or sell small company stocks, as compared to those of larger firms.

In addition, the Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes you pay.


For more information about these risks, please see "Glossary of Investment Risks" on page 73.

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              15

--------------------------------------------------------------------------------

[AT SIGN GRAPHIC OMITTED]  PERFORMANCE
                           INFORMATION


The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS THE PERFORMANCE OF THE FUND'S CLASS A SHARES FROM YEAR TO YEAR. IF SALES CHARGES HAD BEEN REFLECTED, RETURNS WOULD BE LESS THAN THOSE SHOWN BELOW.*


                  ____%
----------------------------------------
                  2004


                       BEST QUARTER         WORST QUARTER
                          _____%               _____%
                        (__/__/__)           (__/__/__)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/2005 TO 9/30/2005 WAS ___%.


--------------------------------------------------------------------------------

[HASH SIGN GRAPHIC OMITTED]  FUND
                             INFORMATION

           CLASS        CUSIP         TICKER
           ---------------------------------
           Class A      431112713     HSRAX
           Class B      431112697     HSRBX
           Class C      431112689     HSRCX

--------------------------------------------------------------------------------

[QUESTION MARK SIGN GRAPHIC OMITTED]  DID YOU KNOW?

Companies are considered to have a SMALL CAPITALIZATION if their capitalization is generally within the range of those companies in the Russell 2000(R) Growth Index.


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/04 TO THOSE OF THE RUSSELL 2000 GROWTH INDEX.

                                                SINCE
                                     1 YEAR   INCEPTION*
--------------------------------------------------------
SMALL CAP GROWTH FUND
  Class A Shares
  (with a 5.50% sales charge)(1)
---------------------------------------------------------
   Return Before Taxes               37.30%        ____%
---------------------------------------------------------
   Return After Taxes on
   Distributions                     36.96%        ____%
---------------------------------------------------------
   Return After Taxes on
   Distributions and
   Sale of Fund Shares               24.70%        ____%
---------------------------------------------------------
   Class B Shares (with
   applicable Contingent
   Deferred Sales Charge)            39.28%        ____%
---------------------------------------------------------
   Class C Shares (with
   applicable Contingent
   Deferred Sales Charge)            43.39%        ____%
---------------------------------------------------------
RUSSELL 2000 GROWTH INDEX(2)
(reflects no deduction for
fees, expenses or taxes)             46.03%        ___%+
---------------------------------------------------------

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only; after-tax returns for Class B and C Shares will vary.

(2) The unmanaged Russell 2000 Growth Index is generally representative of the performance of those small capitalization U.S. companies in the Russell 2000 Index, with higher price to book ratios and higher forecasted growth values.

*     Since 4/28/03.

+     Since 4/30/03.

----------
PROSPECTUS
----------
16

HIGHMARK EQUITY FUNDS
SMALL CAP GROWTH FUND (CONTINUED)
--------------------------------------------------------------------------------

[DOLLAR SIGN GRAPHIC OMITTED]  FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.


---------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
---------------------------------------------------------------------------------------------------------------------
                                                                                       CLASS A   CLASS B   CLASS C
                                                                                       SHARES    SHARES#   SHARES
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)*     5.50%        0%        0%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)**                 0%     5.00%     1.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)***                    2.00%        0%        0%
Exchange Fee (as a percentage of amount exchanged, if applicable)***                     2.00%        0%        0%
---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
---------------------------------------------------------------------------------------------------------------------
                                                                                       CLASS A   CLASS B   CLASS C
                                                                                       SHARES    SHARES    SHARES
Investment Advisory Fees                                                                 1.15%     1.15%     1.15%
Distribution (12b-1) Fees                                                                0.25%     0.75%     1.00%
Other Expenses                                                                            ___%      ___%      ___%
   TOTAL ANNUAL FUND OPERATING EXPENSES                                                   ___%      ___%      ___%
Fee Waivers                                                                               ___%      ___%      ___%
   NET EXPENSES+                                                                          ___%      ___%      ___%


# Class B Shares are only available to existing investors, either through reinvestment of dividends on previously-acquired Class B Shares or through exchange of Class B Shares of another HighMark Fund.

* This sales charge varies depending upon how much you invest. See "How Sales Charges Are Calculated."

** If you sell Class A Shares within one year of buying them and you purchased those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Contingent Deferred Sales Charge of 1.00%. See "How Sales Charges Are Calculated."


*** Applicable to Class A Shares held 5 business days or less. Does not include any wire transfer fees, if applicable.

+ The Fund's Adviser has agreed to contractually waive fees or reimburse expenses in order to keep total operating expenses for Class A Shares from exceeding ___% for the period beginning December 1, 2005 and ending on November 30, 2006. The Fund's total actual operating expenses for the most recent fiscal year were less than the amount shown above because additional fees were waived or reimbursed in order to keep total operating expenses at a specified level for all Share classes. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses are expected to be as follows:

           Class A Shares:   ___%
           Class B Shares:   ___%
           Class C Shares:   ___%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return, and that the Fund's expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:


                       1 YEAR    3 YEARS   5 YEARS  10 YEARS
CLASS A SHARES         $____      $____     $____     $____
CLASS B SHARES
If you do not sell
your shares:           $____      $____     $____     $____
If you sell your
shares at the
end of the period:     $____      $____     $____     $____
CLASS C SHARES
If you do not sell
your shares:           $____      $____     $____     $____
If you sell your
shares at the
end of the period:     $____      $____     $____     $____

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              17

HIGHMARK EQUITY FUNDS
SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

[AMPERSAND GRAPHIC OMITTED] FUND SUMMARY
      INVESTMENT GOAL                To seek long-term capital appreciation
      -------------------------------------------------------------------------------------
      INVESTMENT FOCUS               Stocks of small U.S. companies
      -------------------------------------------------------------------------------------
      PRINCIPAL INVESTMENT STRATEGY  Seeks undervalued small company stocks
      -------------------------------------------------------------------------------------
      SHARE PRICE VOLATILITY         Moderate to High
      -------------------------------------------------------------------------------------
      INVESTOR PROFILE               Risk-tolerant investors seeking high long-term returns
      -------------------------------------------------------------------------------------

[DOUBLE QUOTES GRAPHIC OMITTED]  INVESTMENT STRATEGY

HighMark Small Cap Value Fund seeks to provide long-term capital appreciation. To pursue this goal, the Fund invests primarily in the stocks of SMALL CAPITALIZATION U.S. companies that the portfolio managers believe are undervalued.

Under normal circumstances, the Fund will invest at least 80% of its assets in SMALL CAPITALIZATION companies.

The Fund's portfolio managers seek companies that they believe are both fundamentally strong and undervalued relative to current market averages and/or the stock's own historic norms. Of these, the managers favor companies exhibiting positive momentum in their share price or earnings.

In addition to those described above, the Fund may invest in other types of securities. In an effort to preserve the value of your investment under volatile market conditions, the managers may invest more than 20% of the Fund's assets in very short-term debt obligations called money market securities. Such a strategy could make it more difficult for the Fund to achieve its goals.


For a more complete description of the securities in which the Fund can invest, please see "Other Investment Matters" on page 67.


[EXCLAMATION MARK GRAPHIC OMITTED]  WHAT ARE THE MAIN RISKS OF INVESTING
                                    IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

MARKET RISK: The possibility that the Fund's stock holdings may decline in price because of a broad stock market decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

SMALL COMPANY RISK: Investing in smaller, lesser-known companies involves greater risk than investing in those that are more established. A small company's financial well-being may, for example, depend heavily on just a few products or services. In addition, investors may have limited flexibility to buy or sell small company stocks, as compared to those of larger firms.

INVESTMENT STYLE RISK: The possibility that the securities on which this Fund focuses--the stocks of small, undervalued U.S. companies--may underperform other kinds of investments or the market as a whole.

In addition, the Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay.


For more information about these risks, please see "Glossary of Investment Risks" on page 73.


                                                                     (CONTINUED)

----------
PROSPECTUS
----------
18

HIGHMARK EQUITY FUNDS
SMALL CAP VALUE FUND (CONTINUED)
--------------------------------------------------------------------------------

[AT SIGN GRAPHIC OMITTED]  PERFORMANCE
                           INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS THE PERFORMANCE OF THE FUND'S CLASS A SHARES FROM YEAR TO YEAR. IF SALES CHARGES HAD BEEN REFLECTED, RETURNS WOULD BE LESS THAN THOSE SHOWN BELOW.*


  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

20.20%   1.71%   1.29%  -1.43%  45.34%   ____%
-----------------------------------------------
 1995    1996    1997    1998    1999    2004

             BEST QUARTER         WORST QUARTER
                _____%               _____%
              (__/__/__)           (__/__/__)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/2005 TO 9/30/2005 WAS ___%.

--------------------------------------------------------------------------------

[HASH SIGN GRAPHIC OMITTED]  FUND
                             INFORMATION

           CLASS        CUSIP         TICKER
           ---------------------------------
           Class A      431112200     HASVX
           Class B      431112309     HBSVX
           Class C      431112820     HSVCX

--------------------------------------------------------------------------------

[QUESTION MARK GRAPHIC OMITTED]  DID YOU KNOW?

SMALL CAPITALIZATION STOCKS are those issued by companies with market capitalizations within the range of those in the Russell 2000 Index.


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/04 TO THOSE OF THE RUSSELL 2000 VALUE INDEX.

                                                           SINCE
                                     1 YEAR     5 YEARS  INCEPTION*
-------------------------------------------------------------------
SMALL CAP VALUE FUND
 Class A Shares
 (with a 5.50% sales charge)(1)
-------------------------------------------------------------------
   Return Before Taxes               ____%      ____%      ____%
-------------------------------------------------------------------
   Return After Taxes on
   Distributions                     ____%      ____%      ____%
-------------------------------------------------------------------
   Return After Taxes on
   Distributions and
   Sale of Fund Shares               ____%      ____%      ____%
-------------------------------------------------------------------
   Class B Shares (with
   applicable Contingent
   Deferred Sales Charge)            ____%      ____%      ____%
-------------------------------------------------------------------
   Class C Shares (with
   applicable Contingent
   Deferred Sales Charge)            ____%      ____%(a)   ____%(a)
-------------------------------------------------------------------
RUSSELL 2000 VALUE INDEX(2)
(reflects no deduction for
fees, expenses or taxes)             ____%      ____%      ____%+
-------------------------------------------------------------------


(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only; after-tax returns for Class B and C Shares will vary.

(2) The unmanaged Russell 2000 Value Index is generally representative of the performance of those small capitalization U.S. companies in the Russell 2000 Index, with lower price to book ratios and lower forecasted growth values.

*     Since 9/17/98.

(a) Prior to 11/30/99 for Class C Shares, performance data is based on Fiduciary Share performance. Fiduciary Shares, which were first offered 9/17/98, are not offered in this prospectus; however, because they are invested in the same portfolio of securities as the offered shares, the annual returns for the class would be substantially similar. The performance of the Fiduciary Shares has been adjusted for the maximum contingent deferred sales charge applicable to Class C Shares, but does not reflect Class C Shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

+     Since 9/30/98.

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              19

--------------------------------------------------------------------------------

[DOLLAR SIGN GRAPHIC OMITTED]  FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.


------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       CLASS A           CLASS B           CLASS C
                                                                                       SHARES            SHARES#           SHARES
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)*    5.50%                0%                0%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)**                0%             5.00%             1.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)***                   2.00%                0%                0%
Exchange Fee (as a percentage of amount exchanged, if applicable)***                    2.00%                0%                0%
------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       CLASS A           CLASS B           CLASS C
                                                                                       SHARES            SHARES            SHARES
Investment Advisory Fees                                                                1.00%             1.00%             1.00%
Distribution (12b-1) Fees                                                               0.25%             0.75%             1.00%
Other Expenses                                                                           ___%              ___%              ___%
   TOTAL ANNUAL FUND OPERATING EXPENSES                                                  ___%              ___%              ___%
Fee Waivers                                                                              ___%              ___%              ___%
   NET EXPENSES+                                                                         ___%              ___%              ___%


# Class B Shares are only available to existing investors, either through reinvestment of dividends on previously-acquired Class B Shares or through exchange of Class B Shares of another HighMark Fund.

* The sales charge for Class A Shares varies depending upon how much you invest. See "How Sales Charges Are Calculated."

** If you sell Class A Shares within one year of buying them and you purchased those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Contingent Deferred Sales Charge of 1.00%. See "How Sales Charges are Calculated."


*** Applicable to Class A Shares held 5 business days or less. Does not include any wire transfer fees, if applicable.

+ The Fund's Adviser has agreed to contractually waive fees or reimburse expenses in order to keep total operating expenses for Class A Shares from exceeding ___% for the period beginning December 1, 2005 and ending on November 30, 2006. The Fund's total actual operating expenses for the most recent fiscal year were less than the amount shown above because additional fees were waived or reimbursed in order to keep total operating expenses at a specified level for all Share classes. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses are expected to be as follows:

           Class A Shares:  ___%
           Class B Shares:  ___%
           Class C Shares:  ___%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund's expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:


                             1 YEAR     3 YEARS      5 YEARS     10 YEARS
CLASS A SHARES               $____       $____        $____       $____
CLASS B SHARES
If you do not sell
your shares:                 $____       $____        $____       $____
If you sell your
shares at the
end of the period:           $____       $____        $____       $____
CLASS C SHARES
If you do not sell
your shares:                 $____       $____        $____       $____
If you sell your
shares at the
end of the period:           $____       $____        $____       $____

----------
PROSPECTUS
----------
20

HIGHMARK EQUITY FUNDS
VALUE MOMENTUM FUND
--------------------------------------------------------------------------------

[AMPERSAND GRAPHIC OMITTED]  FUND SUMMARY
      INVESTMENT GOAL                To seek long-term capital growth; current income is a secondary objective
      -----------------------------------------------------------------------------------------------------
      INVESTMENT FOCUS               U.S. common stocks
      -----------------------------------------------------------------------------------------------------
      PRINCIPAL INVESTMENT STRATEGY  Seeks undervalued stocks showing signs of improved momentum
      -----------------------------------------------------------------------------------------------------
      SHARE PRICE VOLATILITY         Moderate
      -----------------------------------------------------------------------------------------------------
      INVESTOR PROFILE               Investors seeking the potential for a long-term increase in the value of their investment with capital appreciation at potentially lower volatility than the average stock fund
      -----------------------------------------------------------------------------------------------------

[DOUBLE QUOTES GRAPHIC OMITTED]  INVESTMENT STRATEGY

The Value Momentum Fund seeks long-term capital growth with a secondary objective of income. To pursue this goal, the Fund invests primarily in U.S. stocks that the portfolio managers believe to be undervalued.

The managers emphasize a value-oriented approach to selecting stocks for the Fund's portfolio. They first identify stocks that they believe are undervalued relative to the market and to the security's historic valuation. The managers then screen these stocks to eliminate those that demonstrate excessive negative price or earnings momentum. The Fund generally will invest in companies with a MEDIUM TO LARGE MARKET CAPITALIZATION and a majority of them will pay dividends.

In addition to U.S. common stocks, the Fund may invest in other types of securities. In an effort to preserve the value of your investment under volatile market conditions, the portfolio managers may invest more than 35% of the Fund's assets in very short-term debt obligations called money market securities. In these and other cases, the Fund may not achieve its total return and income objectives.


For a more complete description of the securities the Fund invests in, please see "Other Investment Matters" on page 67.


[EXCLAMATION MARK GRAPHIC OMITTED]  WHAT ARE THE MAIN
                                    RISKS OF INVESTING
                                    IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

MARKET RISK: The possibility that the Fund's stock holdings will decline in price because of broad stock market declines. Stock markets generally move in cycles, with periods of either rising or falling prices. The value of your investment will tend to go up or down in response to these movements.

INVESTMENT STYLE RISK: The possibility that the securities on which this Fund focuses-the stocks of mid-size to large undervalue U.S. companies-may under perform other kinds of investments or the market as a whole.


In addition, the Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. For more information about these risks, please see "Glossary of Investment Risks" on page 73.

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              21

--------------------------------------------------------------------------------

[AT SIGN GRAPHIC OMITTED]  PERFORMANCE
                           INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S CLASS A SHARES FROM YEAR TO YEAR. IF SALES CHARGES HAD BEEN REFLECTED, RETURNS WOULD BE LESS THAN THOSE SHOWN BELOW.*

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR GRAPH IN THE PRINTED MATERIAL.]

 38.66%  25.33%  30.40%   9.43%  12.50%   1.53%  -20.58%  -20.58%  29.46%    __%
--------------------------------------------------------------------------------
  1995    1996    1997    1998    1999    2000     2001     2002    2003   2004

                    BEST QUARTER                WORST QUARTER
                       _____%                      _____%
                     (__/__/__)                  (__/__/__)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/2005 TO 9/30/2005 WAS ____%.


--------------------------------------------------------------------------------

[HASH SIGN GRAPHIC OMITTED]  FUND
                             INFORMATION

      CLASS             CUSIP              TICKER
      -------------------------------------------
      Class A           431114628          HMVLX
      Class B           431114529          HVMBX
      Class C           431112812          HVMCX

--------------------------------------------------------------------------------

[QUESTION MARK GRAPHIC OMITTED] DID YOU KNOW?

Companies are considered to have a MEDIUM MARKET CAPITALIZATION if their capitalization is within the range of those companies in the S&P 400 Mid-Cap Index. Companies are considered to have a LARGE MARKET CAPITALIZATION if their capitalization is within the range of those companies in the S&P 500 Index.


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/04 TO THOSE OF THE S&P 500 INDEX.

                                                                       SINCE
                                   1 YEAR    5 YEARS   10 YEARS     INCEPTION*
--------------------------------------------------------------------------------
VALUE MOMENTUM FUND(1)
  Class A Shares (with
  a 5.50% sales charge)(2)
--------------------------------------------------------------------------------
    Return Before Taxes             ____%     ____%      ____%        ____%(a)
--------------------------------------------------------------------------------
    Return After Taxes on
    Distributions                   ____%     ____%      ____%        ____%(a)
--------------------------------------------------------------------------------
    Return After Taxes on
    Distributions and
    Sale of Fund Shares             ____%     ____%      ____%        ____%(a)
--------------------------------------------------------------------------------
  Class B Shares (with
  applicable Contingent
  Deferred Sales Charge)            ____%     ____%      ____%(a)     ____%(a)
--------------------------------------------------------------------------------
  Class C Shares (with
  applicable Contingent
  Deferred Sales Charge)            ____%     ____%(a)   ____%(a)     ____%(a)
--------------------------------------------------------------------------------
S&P 500 INDEX(3) (reflects
  no deduction for fees,
  expenses or taxes)                ____%     ____%      ____%        ____%+
--------------------------------------------------------------------------------


(1) The performance data includes the performance of the Stepstone Value Momentum Fund for the period prior to its consolidation with the HighMark Value Momentum Fund on 4/25/97.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only; after-tax returns for Class B and C Shares will vary.

(3) The unmanaged S&P 500 Index is generally representative of the performance of large companies in the U.S. stock market.

*     Since 2/1/91.

(a) Prior to 4/2/92 for Class A Shares, 2/2/98 for Class B Shares and 11/30/99 for Class C Shares, performance data is based on Fiduciary Share performance. Fiduciary Shares, which were first offered 2/1/91, are not offered in this prospectus; however, because they are invested in the same portfolio of securities as the offered shares, the annual returns for the classes would be substantially similar. The performance of the Fiduciary Shares has been adjusted for the sales charge applicable to Class A Shares and the maximum contingent sales charge applicable to Class B and Class C Shares, but does not reflect Class A, Class B and Class C Shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

+     Since 2/28/91.

                                                                     (CONTINUED)

----------
PROSPECTUS
----------
22

HIGHMARK EQUITY FUNDS
VALUE MOMENTUM FUND (CONTINUED)
--------------------------------------------------------------------------------

[DOLLAR SIGN GRAPHIC OMITTED]  FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      CLASS A           CLASS B           CLASS C
                                                                                      SHARES            SHARES#           SHARES
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)*    5.50%                0%                0%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)**                0%             5.00%             1.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)***                   2.00%                0%                0%
Exchange Fee (as a percentage of amount exchanged, if applicable)***                    2.00%                0%                0%


------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      CLASS A           CLASS B           CLASS C
                                                                                      SHARES            SHARES            SHARES
Investment Advisory Fees                                                                0.60%             0.60%             0.60%
Distribution (12b-1) Fees                                                               0.25%             0.75%             1.00%
Other Expenses                                                                           ___%              ___%              ___%
   TOTAL ANNUAL FUND OPERATING EXPENSES                                                  ___%              ___%              ___%
Fee Waivers                                                                              ___%              ___%              ___%
   NET EXPENSES+                                                                         ___%              ___%              ___%


# Class B Shares are only available to existing investors, either through reinvestment of dividends on previously-acquired Class B Shares or through exchange of Class B Shares of another HighMark Fund.

* The sales charge for Class A Shares varies depending upon how much you invest. See "How Sales Charges Are Calculated."

** If you sell Class A Shares within one year of buying them and you purchased those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Contingent Deferred Sales Charge of 1.00%. See "How Sales Charges are Calculated."


*** Applicable to Class A Shares held 5 business days or less. Does not include any wire transfer fees, if applicable.

+ The Fund's Adviser has agreed to contractually waive fees or reimburse expenses in order to keep total operating expenses for Class A Shares from exceeding ___% for the period beginning December 1, 2005 and ending on November 30, 2006. The Fund's total actual operating expenses for the most recent fiscal year were less than the amount shown above because additional fees were waived or reimbursed in order to keep total operating expenses at a specified level for all Share classes. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses are expected to be as follows:

           Class A Shares:  ___%
           Class B Shares:  ___%
           Class C Shares:  ___%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund's expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:


                                 1 YEAR       3 YEARS      5 YEARS     10 YEARS
CLASS A SHARES                   $____         $____        $____       $____
CLASS B SHARES
If you do not sell
your shares:                     $____         $____        $____       $____
If you sell your
shares at the
end of the period:               $____         $____        $____       $____
CLASS C SHARES
If you do not sell
your shares:                     $____         $____        $____       $____
If you sell your
shares at the
end of the period:               $____         $____        $____       $____

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              23

HIGHMARK FIXED-INCOME FUNDS
BOND FUND
--------------------------------------------------------------------------------

[AMPERSAND GRAPHIC OMITTED]  FUND SUMMARY
      INVESTMENT GOAL                To seek total return through investments in fixed-income securities
      -----------------------------------------------------------------------------------------------------
      INVESTMENT FOCUS               U.S. government obligations, corporate debt securities, mortgage and other asset-backed securities
      -----------------------------------------------------------------------------------------------------
      PRINCIPAL INVESTMENT STRATEGY  Focuses on sectors of the bond market that the portfolio managers believe are undervalued
      -----------------------------------------------------------------------------------------------------
      SHARE PRICE VOLATILITY         Moderate
      -----------------------------------------------------------------------------------------------------
      INVESTOR PROFILE               Investors willing to accept the risk of a moderate amount of fluctuation in the value of their investment for the benefit of a higher total return potential
      -----------------------------------------------------------------------------------------------------

[DOUBLE QUOTES GRAPHIC OMITTED]  INVESTMENT STRATEGY

HighMark Bond Fund seeks to provide total return through investments in fixed-income securities. To pursue this goal, the Fund invests primarily in bonds which include:

o Debt obligations issued or guaranteed by the U.S. government or its agencies.

o Corporate debt securities issued by U.S. or foreign companies that nationally recognized rating agencies such as Moody's or Standard & Poor's recognize as investment-grade.

o Investment-grade bonds backed by the interest and principal payments of various types of mortgages, known as mortgage-backed securities.

o Investment-grade bonds backed by the interest and principal payments on loans for other types of assets, such as automobiles, houses, or credit cards, known as asset-backed securities.

Under normal circumstances, the Fund will invest at least 80% of its assets in bonds.

The Fund may also invest up to 10% of its assets in issues which are rated below BBB but have a minimum rating of B by Moody's and/or S&P at the time of investment.

In addition to these, the Fund may invest in other types of debt securities. In an effort to preserve the value of your investment under volatile market conditions, the portfolio managers also may invest more than 20% of the Fund's assets in very short-term investments called money market securities. Such a defensive strategy could make it more difficult for the Fund to achieve its income and total return objectives.

The Fund will maintain an average DURATION of between 3 and 6 years, which the managers expect to be within one year of the duration of the Lehman Brothers U.S. Aggregate Bond Index.

The portfolio managers consider several factors when selecting securities for the Fund's portfolio, including:

o     An assessment of the future level of interest rates and inflation

o     Expectations for U.S. and global economic growth

o     Relative yields among securities in various market sectors

o The yield to maturity, quality, liquidity and capital appreciation potential of individual securities

The Fund managers also consider the current state of a bond's issuer and the possibility that an improvement or deterioration in its financial health may result in, respectively, an upgrade or downgrade of the issuer's credit rating. The portfolio managers may continue to hold a bond that has been downgraded if they believe it is in the best interest of the Fund's shareholders.


For a more complete description of the various securities in which the Fund can invest, please see "Other Investment Matters" on page 67.


[EXCLAMATION MARK GRAPHIC OMITTED]  WHAT ARE THE MAIN
                                    RISKS OF INVESTING
                                    IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

INTEREST RATE RISK: The possibility that the value of the Fund's investments will decline due to an increase in interest rates or that the Fund's yield will decrease due to a decrease in interest rates.

CREDIT RISK: The possibility that a bond issuer cannot make timely interest and principal payments on its bonds. The lower a bond's rating, the greater its credit risk.

PREPAYMENT/CALL RISK: If a significant number of the mortgages underlying a mortgage-backed bond are refinanced, the bond may be "prepaid." Call risk is the possibility that, during periods of declining interest rates, a bond issuer will "call"--or repay--higher-yielding bonds before their stated maturity date. In both cases, investors receive their principal back and are typically forced to reinvest it in bonds that pay lower interest rates. Rapid changes in prepayment and call rates can cause bond prices and yields to be volatile.


If the Fund invests in securities with additional risks, its share-price volatility accordingly could be greater and its performance lower. The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. For more information about these risks, please see "Glossary of Investment Risks" on page 73.


                                                                     (CONTINUED)

----------
PROSPECTUS
----------
24

HIGHMARK FIXED-INCOME FUNDS
BOND FUND (CONTINUED)
--------------------------------------------------------------------------------

[AT SIGN GRAPHIC OMITTED]  PERFORMANCE
                           INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S CLASS A SHARES FROM YEAR TO YEAR. IF SALES CHARGES HAD BEEN REFLECTED, ITS RETURNS WOULD BE LESS THAN THOSE SHOWN BELOW.*

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR GRAPH IN THE PRINTED MATERIAL.]

 18.79%   2.59%   9.17%   8.45%  -1.83%  10.82%    7.95%   7.32%   4.98%    ___%
--------------------------------------------------------------------------------
  1995    1996    1997    1998    1999    2000     2001    2002    2003    2004


                    BEST QUARTER                WORST QUARTER
                       _____%                      _____%
                     (__/__/__)                  (__/__/__)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/2005 TO 9/30/2005 WAS ___%.


[QUESTION MARK GRAPHIC OMITTED]  DID YOU KNOW?

One of the most significant factors affecting the performance of a bond fund is the rise and fall of interest rates. When interest rates rise, a bond's value generally declines. When interest rates fall, its value generally increases. As a result, the greater a fund's exposure to interest rates, the greater its risk and return potential.

DURATION is an indication of how sensitive a bond or mutual fund portfolio may be to changes in interest rates. Generally speaking, the longer a fund's duration, the more dramatically it will react to interest rate fluctuations and the greater its long-term risk/return potential. Due to their high yields, non-investment grade bonds are typically less sensitive to interest rates than investment grade bonds.


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/04, TO THOSE OF THE LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX.

                                                                      SINCE
                               1 YEAR       5 YEARS     10 YEARS    INCEPTION*
--------------------------------------------------------------------------------
BOND FUND(1)
  Class A Shares (with
  a 3.25% sales charge)(2)
--------------------------------------------------------------------------------
    Return Before Taxes          ___%         ___%        ___%(a)      ___%(a)
--------------------------------------------------------------------------------
    Return After Taxes on
    Distributions                ___%         ___%        ___%(a)      ___%(a)
--------------------------------------------------------------------------------
    Return After Taxes on
    Distributions and
    Sale of Fund Shares          ___%         ___%        ___%(a)      ___%(a)
--------------------------------------------------------------------------------
  Class B Shares (with
  applicable Contingent
  Deferred Sales Charge)         ___%         ___%(a)     ___%(a)      ___%(a)
--------------------------------------------------------------------------------
  Class C Shares (with
  applicable Contingent
  Deferred Sales Charge)         ___%(a)      ___%(a)     ___%(a)      ___%(a)
--------------------------------------------------------------------------------
LEHMAN BROTHERS
U.S. AGGREGATE BOND
INDEX(3) (reflects no
  deduction for fees,
  expenses or taxes)             ___%         ___%        ___%         ___%+
--------------------------------------------------------------------------------


(1) Performance data includes the performance of the IRA Fund Bond Portfolio for the period prior to its consolidation with the HighMark Bond Fund on 6/23/88.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only; after-tax returns for Class B and Class C Shares will vary.

(3) The unmanaged Lehman Brothers U.S. Aggregate Bond Index is generally representative of the bond market as a whole.

*     Since 2/15/84.

(a) Prior to 6/20/94 for Class A Shares, 11/30/00 for Class B Shares and 11/28/03 for Class C Shares, performance data is based on Fiduciary Share performance. Fiduciary Shares, which were first offered 2/15/84, are not offered in this prospectus; however, because they are invested in the same portfolio of securities as the offered shares, the annual returns for the classes would be substantially similar. The performance of the Fiduciary Shares has been adjusted for the sales charge applicable to Class A Shares and the maximum contingent sales charge applicable to Class B and Class C Shares, but does not reflect Class A, Class B and Class C Shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

+     Since 2/29/84.

--------------------------------------------------------------------------------

[HASH SIGN GRAPHIC OMITTED]  FUND
                             INFORMATION

      CLASS             CUSIP              TICKER
      --------------------------------------------
      Class A           431114743          HMRBX
      Class B           431112747          HBDBX
      Class C           431112648          HBDCX

--------------------------------------------------------------------------------

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              25

--------------------------------------------------------------------------------

[DOLLAR SIGN GRAPHIC OMITTED]  FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.


------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       CLASS A           CLASS B           CLASS C
                                                                                       SHARES            SHARES#           SHARES
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)*    2.25%                0%                0%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)**                0%             5.00%             1.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)***                   2.00%                0%                0%
Exchange Fee (as a percentage of amount exchanged, if applicable)***                    2.00%                0%                0%
------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       CLASS A           CLASS B           CLASS C
                                                                                       SHARES            SHARES            SHARES
Investment Advisory Fees                                                                0.50%             0.50%             0.50%
Distribution (12b-1) Fees                                                               0.25%             0.75%             0.75%
Other Expenses                                                                           ___%              ___%              ___%
   TOTAL ANNUAL FUND OPERATING EXPENSES                                                  ___%              ___%              ___%
Fee Waivers                                                                              ___%              ___%              ___%
   NET EXPENSES+                                                                         ___%              ___%              ___%


# Class B Shares are only available to existing investors, either through reinvestment of dividends on previously-acquired Class B Shares or through exchange of Class B Shares of another HighMark Fund.

* The sales charge for Class A Shares varies depending upon how much you invest. See "How Sales Charges Are Calculated."

** If you sell Class A Shares within one year of buying them and you purchased those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Contingent Deferred Sales Charge of 0.50%. See "How Sales Charges are Calculated."


*** Applicable to Class A Shares held 5 business days or less. Does not include any wire transfer fees, if applicable.

+ The Fund's Adviser has agreed to contractually waive fees or reimburse expenses in order to keep total operating expenses for Class A Shares from exceeding ___% for the period beginning December 1, 2005 and ending on November 30, 2006. The Fund's total actual operating expenses for the most recent fiscal year were less than the amount shown above because additional fees were waived or reimbursed in order to keep total operating expenses at a specified level for all Share classes. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses are expected to be as follows:

           Class A Shares:  ___%
           Class B Shares:  ___%
           Class C Shares:  ___%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return, and that the Fund's expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:


                              1 YEAR       3 YEARS     5 YEARS     10 YEARS
CLASS A SHARES                $____        $____       $____       $____
CLASS B SHARES
If you do not sell
your shares:                  $____        $____       $____       $____
If you sell your
shares at the
end of the period:            $____        $____       $____       $____
CLASS C SHARES
If you do not sell
your shares:                  $____        $____       $____       $____
If you sell your
shares at the
end of the period:            $____        $____       $____       $____

----------
PROSPECTUS
----------
26

HIGHMARK FIXED-INCOME FUNDS
CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND
--------------------------------------------------------------------------------

[AMPERSAND GRAPHIC OMITTED]  FUND SUMMARY
      INVESTMENT GOAL                To seek high current income that is exempt from federal and California state income taxes
      -----------------------------------------------------------------------------------------------------
      INVESTMENT FOCUS               California municipal securities
      -----------------------------------------------------------------------------------------------------
      PRINCIPAL INVESTMENT STRATEGY  Invests primarily in investment grade California municipal securities
      -----------------------------------------------------------------------------------------------------
      SHARE PRICE VOLATILITY         Low to Moderate
      -----------------------------------------------------------------------------------------------------
      INVESTOR PROFILE               California residents seeking income exempt from federal and state income taxes
      -----------------------------------------------------------------------------------------------------

[DOUBLE QUOTES GRAPHIC OMITTED]  INVESTMENT STRATEGY

HighMark California Intermediate Tax-Free Bond Fund seeks high current income that is exempt from federal and State of California income taxes. To pursue this goal, the Fund invests primarily in INVESTMENT-GRADE MUNICIPAL BONDS and notes that are tax-exempt in California.

Under normal circumstances, the Fund will invest at least 80% of its assets in bonds the income from which is exempt from both federal and California income tax. This policy is fundamental and will not be changed without shareholder approval.

Although the Fund will invest primarily in California municipal bonds, it may also invest in MUNICIPAL BONDS from other states, territories and possessions of the United States if the income from these bonds is exempt from U.S. federal income taxes. In addition, the Fund may invest in shares of money market funds and other investment companies that have similar investment objectives.

Under certain conditions, the Fund may temporarily invest more than 20% of its assets in bonds not exempt from federal or California state taxes, which would make it more difficult for the Fund to achieve its goals. Investors who may be subject to the alternative minimum tax (AMT) should note that the portfolio managers will invest at least 80% of the Fund's assets in bonds that pay interest exempt from the AMT under normal circumstances.

The Fund expects to maintain an average portfolio maturity of between 3 and 10 years.

In selecting bonds for the Fund's portfolio, the portfolio managers consider factors such as:

o     The potential direction of interest rate changes.

o Their expectations for the U.S. economy in general and California's economy in particular.

o     The credit rating and stability of the issuers.

The Fund also may invest in futures and options on futures for the purpose of achieving the Fund's objectives and for adjusting portfolio DURATION. The Fund may invest in futures and related options based on any type of security or index traded on U.S. or foreign exchanges or over the counter, as long as the underlying security, or securities represented by an index are permitted investments of the Fund. The Fund may enter into futures contracts and related options only to the extent that obligations under such contracts or transactions represent not more than 10% of the Fund's assets.


For a more complete description of the various securities in which the Fund can invest, please see "Other Investment Matters" on page 67.


[EXCLAMATION MARK GRAPHIC OMITTED]  WHAT ARE THE MAIN
                                    RISKS OF INVESTING
                                    IN THIS FUND?

Your investment in the Fund may be subject to the following risks.

STATE SPECIFIC RISK: By concentrating its investments in California, the Fund may be more vulnerable to unfavorable developments in that state than funds that are more geographically diversified.

INTEREST RATE RISK: The possibility that the value of the Fund's investments will decline due to an increase in interest rates or that the Fund's yield will decrease due to a decrease in interest rates.

CREDIT RISK: The possibility that a bond issuer cannot make timely interest and principal payments on its bonds. The lower a bond's rating, the greater its credit risk.

PREPAYMENT/CALL RISK: If a significant number of the mortgages underlying a mortgage-backed bond are refinanced, the bond may be "prepaid." Call risk is the possibility that, during periods of declining interest rates, a bond issuer will "call"--or repay--higher-yielding bonds before their stated maturity date. In both cases, investors receive their principal back and are typically forced to reinvest it in bonds that pay lower interest rates. Rapid changes in prepayment and call rates can cause bond prices and yields to be volatile.

If the Fund invests in securities with additional risks, its share-price volatility accordingly could be greater and its performance lower. The Fund may trade securities actively, which could increase its transaction costs and thereby lower its performance.


For more information about these risks, please see "Glossary of Investment Risks" on page 73.

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              27

--------------------------------------------------------------------------------

[AT SIGN GRAPHIC OMITTED]  PERFORMANCE
                           INFORMATION

The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S CLASS A SHARES FROM YEAR TO YEAR. IF SALES CHARGES HAD BEEN REFLECTED, THE FUND'S RETURNS WOULD BE LESS THAN THOSE SHOWN BELOW.*

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR GRAPH IN THE PRINTED MATERIAL.]

 18.52%   4.16%   7.50%   6.34%  -0.66%   8.81%    4.99%    8.49%   2.97%   ___%
--------------------------------------------------------------------------------
  1995    1996    1997    1998    1999    2000     2001     2002    2003   2004

                    BEST QUARTER                WORST QUARTER
                       _____%                      _____%
                     (__/__/__)                  (__/__/__)

* THE PERFORMANCE INFORMATION ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/2005 TO 9/30/2005 WAS ___%.


[QUESTION MARK GRAPHIC OMITTED]  DID YOU KNOW?

One of the most significant factors affecting the performance of a bond fund is the rise and fall of interest rates. When interest rates rise, a bond's value generally declines. When interest rates fall, its value generally increases. As a result, the greater a fund's exposure to interest rates, the greater its risk and return potential.

DURATION is an indication of how sensitive a bond or mutual fund portfolio may be to changes in interest rates. Generally speaking, the longer a fund's duration, the more dramatically it will react to interest rate fluctuations and the greater its long-term risk/return potential. Due to their high yields, non-investment grade bonds are typically less sensitive to interest rates than investment grade bonds.

MUNICIPAL BONDS are issued by California and other states, cities and municipalities to help finance utilities, schools, public works projects and facilities, among other things. Additionally, the Fund will invest at least 80% of its assets in investment-grade bonds.

INVESTMENT-GRADE BONDS are generally those whose issuers are considered to have fairly solid financial health by nationally recognized rating agencies such as Standard & Poor's.


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/04 TO THOSE OF THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX.

                                                                      SINCE
                                 1 YEAR     5 YEARS     10 YEARS    INCEPTION*
--------------------------------------------------------------------------------
CALIFORNIA INTERMEDIATE
TAX-FREE BOND FUND(1)
  Class A Shares (with
  a 2.25% sales charge)(2)
--------------------------------------------------------------------------------
    Return Before Taxes           ____%      ____%       ____%       ____%
--------------------------------------------------------------------------------
    Return After Taxes
    on Distributions              ____%      ____%       ____%       ____%
--------------------------------------------------------------------------------
    Return After Taxes on
    Distributions and
    Sale of Fund Shares           ____%      ____%       ____%       ____%
--------------------------------------------------------------------------------
  Class B Shares (with
  applicable Contingent
  Deferred Sales Charge)          ____%      ____%(a)    ____%(a)    ____%(a)
--------------------------------------------------------------------------------
  Class C Shares (with
  applicable Contingent
  Deferred Sales Charge)          ____%(a)   ____%(a)    ____%(a)    ____%(a)
--------------------------------------------------------------------------------
LEHMAN BROTHERS
7-YEAR MUNICIPAL
BOND INDEX(3) (reflects no
  deduction for fees,
  expenses or taxes)              ____%      ____%       ____%       ____%+
--------------------------------------------------------------------------------


(1) Performance data includes the performance of the Stepstone California Intermediate Tax-Free Bond Fund for the period prior to its consolidation with the HighMark California Intermediate Tax-Free Bond Fund on 4/25/97.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only; after-tax returns for Class B and Class C Shares will vary.

(3) The unmanaged Lehman Brothers 7-Year Municipal Bond Index comprises intermediate-term, investment grade tax-exempt bonds with maturities between 6 and 8 years.

*     Since 10/15/93.

(a) Prior to 11/30/99 for Class B Shares and 11/28/03 for Class C Shares, performance data is based on Fiduciary Share performance. Fiduciary Shares, which were first offered 10/15/93, are not offered in this prospectus; however, because they are invested in the same portfolio of securities as the offered shares, the annual returns for the classes would be substantially similar. The performance of the Fiduciary Shares has been adjusted for the maximum contingent sales charge applicable to Class B Shares, but does not reflect Class B and Class C Shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

+     Since 10/31/93.

--------------------------------------------------------------------------------

[HASH SIGN GRAPHIC OMITTED]  FUND
                             INFORMATION

      CLASS             CUSIP              TICKER
      -------------------------------------------
      Class A           431114578          HMCIX
      Class B           431112796          HCABX
      Class C           431112630          HCTCX

--------------------------------------------------------------------------------

----------
PROSPECTUS
----------
28

HIGHMARK FIXED-INCOME FUNDS
CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND (CONTINUED)
--------------------------------------------------------------------------------

[DOLLAR SIGN GRAPHIC OMITTED]  FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.


------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        CLASS A      CLASS B     CLASS C
                                                                                        SHARES       SHARES#     SHARES
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)*    2.25%           0%          0%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)**                0%        5.00%       1.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)***                   2.00%           0%          0%
Exchange Fee (as a percentage of amount exchanged, if applicable)***                    2.00%           0%          0%
------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------------
                                                                                        CLASS A      CLASS B     CLASS C
                                                                                        SHARES       SHARES      SHARES
Investment Advisory Fees                                                                 0.50%       0.50%       0.50%
Distribution (12b-1) Fees                                                                0.25%       0.75%       0.75%
Other Expenses                                                                           ___%         ___%        ___%
   TOTAL ANNUAL FUND OPERATING EXPENSES                                                  ___%         ___%        ___%
Fee Waivers                                                                              ___%         ___%        ___%
   NET EXPENSES+                                                                         ___%         ___%        ___%
------------------------------------------------------------------------------------------------------------------------


# Class B Shares are only available to existing investors, either through reinvestment of dividends on previously-acquired Class B Shares or through exchange of Class B Shares of another HighMark Fund.

* The sales charge for Class A Shares varies depending upon how much you invest. See "How Sales Charges Are Calculated."

** If you sell Class A Shares within one year of buying them and you purchased those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Contingent Deferred Sales Charge of 0.50%. See "How Sales Charges are Calculated."


*** Applicable to Class A Shares held 5 business days or less. Does not include any wire transfer fees, if applicable.

+ The Fund's Adviser has agreed to contractually waive fees or reimburse expenses in order to keep total operating expenses for Class A Shares, Class B and Class C Shares from exceeding ___%, ___% and ___%, respectively, for the period beginning December 1, 2005 and ending on November 30 2006. The Fund's total actual operating expenses for the most recent fiscal year were less than the amount shown above because additional fees were waived or reimbursed in order to keep total operating expenses at a specified level for all Share classes. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses are expected to be as follows:

           Class A Shares:  ___%
           Class B Shares:  ___%
           Class C Shares:  ___%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund's expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:


                              1 YEAR       3 YEARS      5 YEARS     10 YEARS
CLASS A SHARES                $____        $____        $____       $____
CLASS B SHARES
If you do not sell
your shares:                  $____        $____        $____       $____
If you sell your
shares at the
end of the period:            $____        $____        $____       $____
CLASS C SHARES
If you do not sell
your shares:                  $____        $____        $____       $____
If you sell your
shares at the
end of the period:            $____        $____        $____       $____

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              29

HIGHMARK FIXED-INCOME FUNDS
NATIONAL INTERMEDIATE TAX-FREE BOND FUND
--------------------------------------------------------------------------------

[AMPERSAND GRAPHIC OMITTED]  FUND SUMMARY
      INVESTMENT GOAL                To seek to provide high current income that is exempt from federal income tax
      -----------------------------------------------------------------------------------------------------
      INVESTMENT FOCUS               Municipal securities
      -----------------------------------------------------------------------------------------------------
      PRINCIPAL INVESTMENT STRATEGY  Invests primarily in municipal securities providing an average intermediate maturity
      -----------------------------------------------------------------------------------------------------
      SHARE PRICE VOLATILITY         Low to Moderate
      -----------------------------------------------------------------------------------------------------
      INVESTOR PROFILE               Investors seeking income exempt from federal income tax
      -----------------------------------------------------------------------------------------------------

[DOUBLE QUOTES GRAPHIC OMITTED]  INVESTMENT STRATEGY

HighMark National Intermediate Tax-Free Bond Fund seeks to provide high current income that is exempt from federal income taxes. To pursue this goal, the Fund invests primarily in MUNICIPAL BONDS and notes of states, territories and possessions of the United States that are exempt from federal income tax.

Under normal circumstances, the Fund will invest at least 80% of its assets in bonds the income from which is exempt from federal income tax. This policy is fundamental and will not be changed without shareholder approval.

Under normal circumstances, the Fund will invest at least 65% of its assets in municipal securities. This policy is non-fundamental and may be changed without shareholder approval.

Under certain conditions, the Fund may temporarily invest more than 20% of its assets in bonds not exempt from federal income taxes, which would make it more difficult for the Fund to achieve its goals. Investors who may be subject to the alternative minimum tax (AMT) should note that the portfolio managers will invest at least 80% of the Fund's assets in bonds that pay interest exempt from the AMT under normal circumstances.

The Fund expects to maintain an average portfolio maturity of between 3 and 10 years.

In selecting bonds for the Fund's portfolio, the portfolio managers consider factors such as:

o     The potential direction of interest rate changes.

o     Their expectations for the U.S. economy in general.

o     The credit rating and stability of the issuers.

The Fund also may invest in futures and options on futures for the purpose of achieving the Fund's objectives and for adjusting portfolio DURATION. The Fund may invest in futures and related options based on any type of security or index traded on U.S. or foreign exchanges or over the counter, as long as the underlying security, or securities represented by an index are permitted investments of the Fund. The Fund may enter into futures contracts and related options only to the extent that obligations under such contracts or transactions represent not more than 10% of the Fund's assets. In addition, the Fund may invest in Shares of money market funds and other investment companies that have similar investment objectives.


For a more complete description of the securities in which the Fund can invest, please see "Other Investment Matters" on page 67.


[EXCLAMATION MARK GRAPHIC OMITTED]  WHAT ARE THE MAIN
                                    RISKS OF INVESTING
                                    IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

INTEREST RATE RISK: The possibility that the value of the Fund's investments will decline due to an increase in interest rates or that the Fund's yield will decrease due to a decrease in interest rates.

CREDIT RISK: The possibility that a bond issuer cannot make timely interest and principal payments on its bonds. The lower a bond's rating, the greater its credit risk.

CALL RISK: Call risk is the possibility that, during periods of declining interest rates, a bond issuer will "call"-or repay-higher-yielding bond before their stated maturity date. In both cases, investors receive their principal back and are typically forced to reinvest it in bonds that pay lower interest rates. Rapid changes in prepayment and call rates can cause bond prices and yields to be volatile.

If the Fund invests in securities with additional risks, its share-price volatility accordingly could be greater and its performance lower. The Fund may trade securities actively, which could increase its transaction costs and thereby lower its performance.


For more information about these risks, please see "Glossary of Investment Risks" on page 73.

----------
PROSPECTUS
----------
30

HIGHMARK FIXED-INCOME FUNDS
NATIONAL INTERMEDIATE TAX-FREE BOND FUND (CONTINUED)
--------------------------------------------------------------------------------

[AT SIGN GRAPHIC OMITTED]  PERFORMANCE
                           INFORMATION

The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S CLASS A SHARES FROM YEAR TO YEAR. IF SALES CHARGES HAD BEEN REFLECTED, THE FUND'S RETURNS WOULD BE LESS THAN THOSE SHOWN BELOW.+,(1)

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

12.08%   2.66% 6.26%   4.77%   -1.55%   7.35%   4.50%   6.84%   3.33%   ____%
--------------------------------------------------------------------------------
1995     1996  1997    1998     1999    2000    2001    2002    2003    2004

                    BEST QUARTER                WORST QUARTER
                       _____%                      _____%
                     (__/__/__)                  (__/__/__)

+THE PERFORMANCE INFORMATION ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/2005 TO 9/30/2005 WAS ___%.


(1)SEE FOOTNOTE 1 IN NEXT COLUMN.

[QUESTION MARK GRAPHIC OMITTED]  DID YOU KNOW?

One of the most significant factors affecting the performance of a bond fund is the rise and fall of interest rates. When interest rates rise, a bond's value generally declines. When interest rates fall, its value generally increases. As a result, the greater a fund's exposure to interest rates, the greater its risk and return potential.

DURATION is an indication of how sensitive a bond or mutual fund portfolio may be to changes in interest rates. Generally speaking, the longer a fund's duration, the more dramatically it will react to interest rate fluctuations and the greater its long-term risk/return potential. Due to their high yields, non-investment grade bonds are typically less sensitive to interest rates than investment grade bonds.

MUNICIPAL BONDS are issued by states, cities and municipalities to help finance utilities, schools, public works projects and facilities, among other things. Additionally, the Fund will invest at least 80% of its assets in investment-grade bonds.

INVESTMENT-GRADE BONDS are generally those whose issuers are considered to have fairly solid financial health by nationally recognized rating agencies such as Standard & Poor's.


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/04, TO THOSE OF THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX.

                                                                       SINCE
                                 1 YEAR       5 YEARS     10 YEARS   INCEPTION*
--------------------------------------------------------------------------------
NATIONAL INTERMEDIATE
TAX-FREE BOND FUND(1)
  Class A Shares (with a
  2.25% Sales Charge)(2)
--------------------------------------------------------------------------------
    Return Before Taxes           ____%         ____%        ____%        ____%
--------------------------------------------------------------------------------
    Return After Taxes
    on Distributions              ____%         ____%        ____%        ____%
--------------------------------------------------------------------------------
    Return After Taxes on
    Distributions and
    Sale of Fund Shares           ____%         ____%        ____%        ____%
--------------------------------------------------------------------------------
    Class C Shares (with
    applicable Contingent
    Deferred Sales Charge)        ____%         ____%        ____%        ____%
--------------------------------------------------------------------------------
LEHMAN BROTHERS
7-YEAR MUNICIPAL
BOND INDEX(3) (reflects no
  deduction for fees,
  expenses or taxes)              ____%         ____%        ____%           **
--------------------------------------------------------------------------------


(1) Performance data includes the performance of a common trust fund for the period prior to its consolidation with the National Intermediate Tax-Free Bond Fund on October 18, 2002. The National Intermediate Tax-Free Bond Fund commenced operations as of October 18, 2002 subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The quoted performance of Class A Shares of the Fund includes the performance of the common trust fund for periods prior to the commencement of operations of the Fund as adjusted to reflect the fees and expenses associated with Class A Shares of the Fund. The common trust fund was not registered under the Investment Company Act of 1940 ("1940 Act") and therefore was not subject to the investment restrictions, limitations, and diversification requirements imposed by the 1940 Act and the Internal Revenue Code. If the common trust fund had been registered, its returns may have been lower.

(2) After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3) The unmanaged Lehman Brothers 7 Year Municipal Bond Index generally comprises intermediate term, investment grade tax-exempt bonds with maturities between 6 and 8 years.

*     Since 2/17/89.

**    Index did not exist.

--------------------------------------------------------------------------------

[HASH SIGN GRAPHIC OMITTED]  FUND
                             INFORMATION

           CLASS        CUSIP         TICKER
           ---------------------------------
           Class A      431112663     HMNFX
           Class C      431112622     HNTCX

--------------------------------------------------------------------------------

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              31

--------------------------------------------------------------------------------

[DOLLAR SIGN GRAPHIC OMITTED]  FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.


-----------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
-----------------------------------------------------------------------------------------------------------
                                                                                         CLASS A    CLASS C
                                                                                         SHARES     SHARES
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)*      2.25%         0%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)**                  0%      1.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)***                     2.00%         0%
Exchange Fee (as a percentage of amount exchanged, if applicable)***                      2.00%         0%
-----------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
-----------------------------------------------------------------------------------------------------------
                                                                                         CLASS A    CLASS C
                                                                                         SHARES     SHARES
Investment Advisory Fees                                                                  0.50%      0.50%
Distribution (12b-1) Fees                                                                 0.25%      0.75%
Other Expenses                                                                             ___%       ___%
TOTAL ANNUAL FUND OPERATING EXPENSES                                                       ___%       ___%
Fee Waivers                                                                                ___%       ___%
   NET EXPENSES+                                                                           ___%       ___%


* The sales charge for Class A Shares varies depending upon how much you invest. See "How Sales Charges Are Calculated."

** If you sell Class A Shares within one year of buying them and you purchased those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Contingent Deferred Sales Charge of 0.50%. See "How Sales Charges Are Calculated."


*** Applicable to Class A Shares held 5 business days or less. Does not include any wire transfer fees, if applicable.

+ The Fund's Adviser has agreed to contractually waive fees or reimburse expenses in order to keep total operating expenses for Class A Shares and Class C Shares from exceeding ___% and ___%, respectively, for the period beginning December 1, 2005 and ending on November 30, 2006. The Fund's total actual operating expenses for the most recent fiscal year were less than the amount shown above because additional fees were waived or reimbursed in order to keep total operating expenses at a specified level for all Share classes. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses are expected to be as follows:

           Class A Shares:  ___%
           Class C Shares:  ___%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return, and that the Fund's expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:


                                 1 YEAR       3 YEARS      5 YEARS     10 YEARS
CLASS A SHARES                   $____         $____        $____       $____
CLASS C SHARES
If you do not sell
your shares:                     $____         $____        $____       $____
If you sell your
shares at the
end of the period:               $____         $____        $____       $____

----------
PROSPECTUS
----------
32

HIGHMARK FIXED-INCOME FUNDS
SHORT TERM BOND FUND
--------------------------------------------------------------------------------

[AMPERSAND GRAPHIC OMITTED]  FUND SUMMARY
      INVESTMENT GOAL                To seek total return through investments in fixed-income securities
      -----------------------------------------------------------------------------------------------------
      INVESTMENT FOCUS               U.S. government obligations, corporate debt securities, mortgage and other asset-backed securities
      -----------------------------------------------------------------------------------------------------
      PRINCIPAL INVESTMENT STRATEGY  Focuses on sectors of the bond market that the portfolio managers believe are undervalued
      -----------------------------------------------------------------------------------------------------
      SHARE PRICE VOLATILITY         Low
      -----------------------------------------------------------------------------------------------------
      INVESTOR PROFILE               Investors willing to accept the risk of a small amount of fluctuation in the value of their investment for the benefit of a higher total return potential than a money market fund
      -----------------------------------------------------------------------------------------------------

[DOUBLE QUOTES GRAPHIC OMITTED]  INVESTMENT STRATEGY

HighMark Short Term Bond Fund seeks to provide total return through investments in fixed-income securities. To pursue this goal, the Fund invests primarily in bonds which include:

o Debt obligations issued or guaranteed by the U.S. government or its agencies.

o Corporate debt securities issued by U.S. or foreign companies that nationally recognized rating agencies such as Moody's or Standard & Poor's recognize as investment-grade.

o Investment-grade bonds backed by the interest and principal payments of various types of mortgages, known as mortgage-backed securities.

o Investment-grade bonds backed by the interest and principal payments on loans for other types of assets, such as automobiles, houses, or credit cards, known as asset-backed securities.

Under normal circumstances, the Fund will invest at least 80% of its assets in bonds. The Fund will maintain an average DURATION of between 1 and 3 years.

The Fund may also invest up to 10% of its assets in issues which are rated below BBB but have a minimum rating of B by Moody's and/or S&P at the time of investment.

In addition to these, the Fund may invest in other types of debt securities. In an effort to preserve the value of your investment under volatile market conditions, the portfolio managers also may invest more than 20% of the Fund's assets in very short-term investments called money market securities. Such a defensive strategy could make it more difficult for the Fund to achieve its goals.

The portfolio managers consider several factors when selecting securities for the Fund's portfolio, including:

o     An assessment of the future level of interest rates and inflation

o     Expectations for U.S. and global economic growth

o     Relative yields among securities in various market sectors

o The yield to maturity, quality, liquidity and capital appreciation potential of individual securities

The Fund managers also consider the current state of a bond's issuer and the possibility that an improvement or deterioration in its financial health may result in, respectively, an upgrade or downgrade of the issuer's credit rating. The portfolio managers may continue to hold a bond that has been downgraded if they believe it is in the best interest of the Fund's shareholders.


For a more complete description of the various securities in which the Fund can invest, please see "Other Investment Matters" beginning on page 67.


[EXCLAMATION MARK GRAPHIC OMITTED]  WHAT ARE THE MAIN RISKS OF INVESTING
                                    IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

INTEREST RATE RISK: The possibility that the value of the Fund's investments will decline due to an increase in interest rates or that the Fund's yield will decrease due to a decrease in interest rates.

CREDIT RISK: The possibility that a bond issuer cannot make timely interest and principal payments on its bonds. The lower a bond's rating, the greater its credit risk.

PREPAYMENT/CALL RISK: If a significant number of the mortgages underlying a mortgage-backed bond are refinanced, the bond may be "prepaid." Call risk is the possibility that, during periods of declining interest rates, a bond issuer will "call"--or repay--higher-yielding bonds before their stated maturity date. In both cases, investors receive their principal back and are typically forced to reinvest it in bonds that pay lower interest rates. Rapid changes in prepayment and call rates can cause bond prices and yields to be volatile.

If the Fund invests in securities with additional risks, its share-price volatility accordingly could be greater and its performance lower. The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay.


For more information about these risks, please see "Glossary of Investment Risks" beginning on page 73.

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              33

--------------------------------------------------------------------------------
[AT SIGN GRAPHIC OMITTED]  PERFORMANCE
                           INFORMATION

This section would normally include a bar chart and a table showing how the Fund has performed and how its performance has varied from year to year. Because the Fund had less than a full calendar year of performance as of the date of this Prospectus, the bar chart and table are not shown.

--------------------------------------------------------------------------------

[HASH SIGN GRAPHIC OMITTED]  FUND
                             INFORMATION

           CLASS        CUSIP         TICKER
           ---------------------------------
           Class A      431112523     HMSAX
           Class C      431112515     HMTCX

--------------------------------------------------------------------------------

[QUESTION MARK GRAPHIC OMITTED]  DID YOU KNOW?

One of the most significant factors affecting the performance of a bond fund is the rise and fall of interest rates. When interest rates rise, a bond's value generally declines. When interest rates fall, its value generally increases. As a result, the greater a fund's exposure to interest rates, the greater its risk and return potential.

DURATION is an indication of how sensitive a bond or mutual fund portfolio may be to changes in interest rates. Generally speaking, the longer a fund's duration, the more dramatically it will react to interest rate fluctuations and the greater its long-term risk/return potential. Due to their high yields, non-investment grade bonds are typically less sensitive to interest rates than investment grade bonds.

                                                                     (CONTINUED)

----------
PROSPECTUS
----------
34

HIGHMARK FIXED INCOME FUNDS
SHORT TERM BOND FUND (CONTINUED)
--------------------------------------------------------------------------------

[DOLLAR SIGN GRAPHIC OMITTED]  FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.


---------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
---------------------------------------------------------------------------------------------------------
                                                                                        CLASS A   CLASS C
                                                                                        SHARES    SHARES
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)*     2.25%      0%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)**                0%       1.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)***                     2.00%      0%
Exchange Fee (as a percentage of amount exchanged, if applicable)***                      2.00%      0%

----------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
----------------------------------------------------------------------------------------------------------
                                                                                        CLASS A   CLASS C
                                                                                        SHARES    SHARES
Investment Advisory Fees                                                                  0.40%     0.40%
Distribution (12b-1) Fees                                                                 0.25%     0.75%
Other Expenses+                                                                           ___%      ___%
  TOTAL ANNUAL FUND OPERATING EXPENSES                                                    ___%      ___%
Fee Waivers                                                                               ___%      ___%
  NET EXPENSES++                                                                          ___%      ___%


* This sales charge varies depending upon how much you invest. See "How Sales Charges Are Calculated."

** If you sell Class A Shares within one year of buying them and you purchased those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Contingent Deferred Sales Charge of 0.50%. See "How Sales Charges are Calculated."


*** Applicable to Class A Shares held 5 business days or less. Does not include any wire transfer fees, if applicable.


+     Other Expenses are based on estimated amounts for the current fiscal year.


++ The Fund's Adviser has agreed to contractually waive fees or reimburse expenses in order to keep total operating expenses for Class A Shares from exceeding ___% for the period beginning December 1, 2005 and ending on November 30, 2006. The Fund's total actual operating expenses for the current fiscal year are expected to be less than the amount shown above because additional fees are expected to be waived or reimbursed in order to keep total operating expenses at a specified level for all Share classes. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses are expected to be as follows:

                Class A Shares:   ___%
                Class C Shares:   ___%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return, and that the Fund's expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:


                                       1 YEAR      3 YEARS

CLASS A SHARES                         $____       $_____

CLASS C SHARES

If you do not sell your shares:        $____       $_____

If you sell your shares at the
end of the period:                     $____       $_____

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              35

HIGHMARK ASSET ALLOCATION PORTFOLIOS
INCOME PLUS ALLOCATION FUND
--------------------------------------------------------------------------------

[AMPERSAND GRAPHIC OMITTED]  FUND SUMMARY
      INVESTMENT GOAL                  To seek income and secondarily capital appreciation
      -----------------------------------------------------------------------------------------------------------------------
      INVESTMENT FOCUS                 HighMark Fixed-Income and Equity Funds that invest primarily in investment grade bonds and U.S. common stocks
      -----------------------------------------------------------------------------------------------------------------------
      PRINCIPAL INVESTMENT STRATEGY    Invests in a diversified group of other mutual funds in the HighMark Funds complex
      -----------------------------------------------------------------------------------------------------------------------
      SHARE PRICE VOLATILITY           Moderate
      -----------------------------------------------------------------------------------------------------------------------
      INVESTOR PROFILE                 Investors seeking professionally-managed asset allocation with a conservative focus on fixed-income securities
      -----------------------------------------------------------------------------------------------------------------------

[DOUBLE QUOTES GRAPHIC OMITTED]  INVESTMENT STRATEGY

HighMark Income Plus Allocation Fund seeks income and secondarily capital appreciation. To pursue this goal, the Fund, under normal circumstances, will invest between 60% and 80% of its assets in fixed income securities, and between 20% and 40% of its assets in equity securities. The Fund's strategic allocation target is 70% fixed income securities and 30% equity securities.

The Fund is the most conservative of the Asset Allocation Portfolio series. The Asset Allocation Portfolios seek to add value over the long-term through a combination of asset allocation and security selection. The mix of equity and fixed income investments will vary depending on the portfolio managers' outlook on the expected return and volatility of each selected investment. The portfolio managers determine the percentage of assets that will be invested in various securities and funds and market sectors using a fund-of-funds approach. Such decisions are based on a tactical fundamental investment outlook with a time horizon of 12-18 months.

The Asset Allocation Portfolios' investment discipline emphasizes valuation, economic conditions, interest rates, and other market factors such as investor sentiment and currency influences. Asset allocation exposures are determined by a disciplined portfolio management system that balances expected return and risks.

The HighMark Income Plus Allocation Fund may allocate to the following established HighMark Funds: Bond Fund, Short Term Bond Fund, Large Cap Value Fund, Value Momentum Fund, Core Equity Fund, Large Cap Growth Fund, Small Cap Value Fund, Small Cap Growth Fund and Diversified Money Market Fund.

The Fund may also invest in U.S. government securities, short-term securities, and cash and cash equivalents.


For a more complete description of the underlying funds and of the securities in which the underlying funds may invest, please see "Other Investment Matters" on page 67.


                                                                     (CONTINUED)

----------
PROSPECTUS
----------
36

HIGHMARK ASSET ALLOCATION PORTFOLIOS
INCOME PLUS ALLOCATION FUND (CONTINUED)
--------------------------------------------------------------------------------

[EXCLAMATION MARK GRAPHIC OMITTED]  WHAT ARE THE MAIN RISKS OF INVESTING
                                    IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

INVESTING IN MUTUAL FUNDS RISK: The Fund's investments are concentrated in the underlying funds, so the Fund's investment performance is directly related to the performance of those underlying funds. Before investing in the Fund, investors should assess the risks associated with the underlying funds in which the Fund invests and the types of investments made by those underlying funds. In addition, because the Fund must allocate its investments among the underlying funds, the Fund does not have the same flexibility to invest as a mutual fund without these constraints. As a result, you could lose money by investing in the Fund, particularly if there is a sudden decline in the share prices of the underlying funds' holdings. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying funds. As the Fund's allocations among the underlying funds changes, or to the extent that the expense ratios of the underlying funds change, the weighted average operating expenses borne by the Fund may increase or decrease.

FIXED INCOME FUND RISK: The Fund invests in underlying funds that invest primarily in fixed income securities, which are subject to interest rate and credit risk. Interest rate risk is the potential for a decline in bond prices due to rising interest rates. Credit risk is the possibility that the issuer of a fixed-income security will fail to make timely payments of interest or principal, or that the security will have its credit rating downgraded.

EQUITY FUND RISK: The Fund also invests in underlying funds that invest primarily in equity securities, which are subject to market risk. Stocks and other equity securities fluctuate in price, often based on factors unrelated to the issuers' value, and such fluctuations can be pronounced. Equity funds may also be subject to investment style risk, which is the risk that the particular market segment on which a Fund focuses will underperform other kinds of investments. Equity funds that invest in smaller capitalization companies are also subject to additional risks. Many small companies have limited track records and may also have limited product lines, markets or financial resources. Compared with larger companies, they may be more vulnerable to adverse business or economic developments, and their stocks tend to be less liquid and more volatile.

In addition, the Fund (including the underlying funds) may trade securities actively, which could increase its transaction costs, thereby lowering return, and could also increase the amount of taxes you pay.


For more information about these risks, please see "Glossary of Investment Risks" on page 73.


[AT SIGN GRAPHIC OMITTED]  PERFORMANCE INFORMATION

This section would normally include a bar chart and a table showing how the Fund has performed and how its performance has varied from year to year. Because the Fund had less than a full calendar year of performance as of the date of this Prospectus, the bar chart and table are not shown.

--------------------------------------------------------------------------------

[HASH SIGN GRAPHIC OMITTED]  FUND INFORMATION

       CLASS             CUSIP              TICKER
       -------------------------------------------
       Class A           431112614          HMPAX
       Class C           431112598          HMPCX

--------------------------------------------------------------------------------

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              37

--------------------------------------------------------------------------------

[DOLLAR SIGN GRAPHIC OMITTED]  FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.


---------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
---------------------------------------------------------------------------------------------------------
                                                                                        CLASS A   CLASS C
                                                                                        SHARES    SHARES
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)*      4.50%      0%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)**                0%       1.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)***                     2.00%      0%
Exchange Fee (as a percentage of amount exchanged, if applicable)***                      2.00%      0%

---------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
---------------------------------------------------------------------------------------------------------
                                                                                        CLASS A   CLASS C
                                                                                        SHARES    SHARES
Investment Advisory Fees                                                                  0.65%     0.65%
Distribution (12b-1) Fees                                                                 0.25%     1.00%
Other Expenses+                                                                            ___%      ___%

    TOTAL ANNUAL FUND OPERATING EXPENSES++                                                 ___%      ___%
Fee Waivers                                                                                ___%      ___%
    NET EXPENSES+++                                                                        ___%      ___%


* The sales charge for Class A Shares varies depending upon how much you invest. See "How Sales Charges Are Calculated."

** If you sell Class A Shares within one year of buying them and you purchased those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Contingent Deferred Sales Charge of 0.50%. See "How Sales Charges are Calculated."


*** Applicable to Class A Shares held 5 business days or less. Does not include any wire transfer fees, if applicable.


+     Other Expenses are based on estimated amounts for the current fiscal year.


++ In addition to the expenses shown above, if you buy and hold Shares of the Fund, you will indirectly bear your pro rata share of fees and expenses incurred by the underlying funds in which the Fund invests, so that the investment returns of the Fund will be net of expenses of the underlying funds. After combining the total operating expenses of the Fund with those of the underlying funds, the average weighted expense ratio for each class of Shares is expected to be as follows: ___% for Class A Shares and ___% for Class C Shares before fee waivers and expense reimbursement arrangements; ___% for Class A Shares and ___% for Class C Shares after fee waivers and expense reimbursement arrangements.

+++ The Fund's Adviser has agreed to contractually waive fees or reimburse expenses in order to keep total operating expenses for Class A Shares from exceeding ___% for the period beginning December 1, 2005 and ending on November 30, 2006. The Fund's total actual operating expenses for the current fiscal year are expected to be less than the amount shown above because additional fees are expected to be waived or reimbursed in order to keep total operating expenses at a specified level for all Share classes. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses, not including underlying fund expenses, are expected to be as follows:

                Class A Shares:   ___%
                Class C Shares:   ___%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return, and that the Fund's expenses remain the same. The example is based on the Annual Fund Operating Expenses disclosed in the table above, and does not reflect expenses you will bear indirectly with respect to the underlying funds in which the Fund invests.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:


                                       1 YEAR      3 YEARS
CLASS A SHARES                         $____       $_____

CLASS C SHARES

If you do not sell your shares:        $____       $_____

If you sell your shares at the
end of the period:                     $____       $_____

----------
PROSPECTUS
----------
38

HIGHMARK ASSET ALLOCATION PORTFOLIOS
GROWTH & INCOME ALLOCATION FUND
--------------------------------------------------------------------------------

[AMPERSAND GRAPHIC OMITTED]  FUND SUMMARY
      INVESTMENT GOAL                  To seek capital appreciation and income
      ------------------------------------------------------------------------------------------------------------------------
      INVESTMENT FOCUS                 HighMark Equity and Fixed-Income Funds that invest primarily in U.S. common stocks and investment grade bonds
      ------------------------------------------------------------------------------------------------------------------------
      PRINCIPAL INVESTMENT STRATEGY    Invests in a diversified group of other mutual funds in the HighMark Funds complex
      ------------------------------------------------------------------------------------------------------------------------
      SHARE PRICE VOLATILITY           Moderate
      ------------------------------------------------------------------------------------------------------------------------
      INVESTOR PROFILE                 Investors seeking professionally-managed asset allocation with a balanced focus on both equity and fixed income securities
      ------------------------------------------------------------------------------------------------------------------------

[DOUBLE QUOTES GRAPHIC OMITTED]  INVESTMENT STRATEGY

HighMark Growth & Income Allocation Fund seeks capital appreciation and income. To pursue this goal, the Fund, under normal circumstances, will invest between 50% and 70% of its assets in equity securities and between 30% and 50% of its assets in fixed income securities. The Fund's strategic allocation target is 60% equity securities and 40% fixed income securities.

HighMark Growth & Income Allocation Fund is a balanced option within the Asset Allocation Portfolio series. The Asset Allocation Portfolios seek to add value over the long-term through a combination of asset allocation and security selection. The mix of equity and fixed income investments will vary depending on the portfolio managers' outlook on the expected return and volatility of each selected investment. The portfolio managers determine the percentage of assets that will be invested in various securities and funds and market sectors using a fund-of-funds approach. Such decisions are based on a tactical fundamental investment outlook with a time horizon of 12-18 months.

The Asset Allocation Portfolios' investment discipline emphasizes valuation, economic conditions, interest rates, and other market factors such as investor sentiment and currency influences. Asset allocation exposures are determined by a disciplined portfolio management system that balances expected return and risks.

HighMark Growth & Income Allocation Fund may allocate to the following established HighMark Funds: Large Cap Value Fund, Value Momentum Fund, Core Equity Fund, Large Cap Growth Fund, Small Cap Value Fund, Small Cap Growth Fund, Bond Fund, Short Term Bond Fund and Diversified Money Market Fund.

The Fund may also invest in U.S. government securities, short-term securities, and cash and cash equivalents.


For a more complete description of the underlying funds and of the securities in which the underlying funds may invest, please see "Other Investment Matters" on page 67.

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              39

--------------------------------------------------------------------------------

[EXCLAMATION MARK GRAPHIC OMITTED]  WHAT ARE THE MAIN RISKS OF INVESTING
                                    IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

INVESTING IN MUTUAL FUNDS RISK: The Fund's investments are concentrated in the underlying funds, so the Fund's investment performance is directly related to the performance of those underlying funds. Before investing in the Fund, investors should assess the risks associated with the underlying funds in which the Fund invests and the types of investments made by those underlying funds. In addition, because the Fund must allocate its investments among the underlying funds, the Fund does not have the same flexibility to invest as a mutual fund without these constraints. As a result, you could lose money by investing in the Fund, particularly if there is a sudden decline in the share prices of the underlying funds' holdings. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying funds. As the Fund's allocations among the underlying funds change, or to the extent that the expense ratios of the underlying funds change, the weighted average operating expenses borne by the Fund may increase or decrease.

FIXED INCOME FUND RISK: The Fund invests in underlying funds that invest primarily in fixed income securities, which are subject to interest rate and credit risk. Interest rate risk is the potential for a decline in bond prices due to rising interest rates. Credit risk is the possibility that the issuer of a fixed-income security will fail to make timely payments of interest or principal, or that the security will have its credit rating downgraded.

EQUITY FUND RISK: The Fund also invests in underlying funds that invest primarily in equity securities, which are subject to market risk. Stocks and other equity securities fluctuate in price, often based on factors unrelated to the issuers' value, and such fluctuations can be pronounced. Equity funds may also be subject to investment style risk, which is the risk that the particular market segment on which a Fund focuses will underperform other kinds of investments. Equity funds that invest in smaller capitalization companies are also subject to additional risks. Many small companies have limited track records and may also have limited product lines, markets or financial resources. Compared with larger companies, they may be more vulnerable to adverse business or economic developments, and their stocks tend to be less liquid and more volatile.

In addition, the Fund (including the underlying funds) may trade securities actively, which could increase its transaction costs, thereby lowering return, and could also increase the amount of taxes you pay.


For more information about these risks, please see "Glossary of Investment Risks" on page 73.


[AT SIGN GRAPHIC OMITTED]  PERFORMANCE INFORMATION

This section would normally include a bar chart and a table showing how the Fund has performed and how its performance has varied from year to year. Because the Fund had less than a full calendar year of performance as of the date of this Prospectus, the bar chart and table are not shown.

--------------------------------------------------------------------------------

[HASH SIGN GRAPHIC OMITTED]  FUND INFORMATION

                 CLASS        CUSIP         TICKER
                 ---------------------------------
                 Class A      431112580     HMRAX
                 Class C      431112572     HMRCX

--------------------------------------------------------------------------------

                                                                     (CONTINUED)

----------
PROSPECTUS
----------
40

HIGHMARK ASSET ALLOCATION PORTFOLIOS
GROWTH & INCOME ALLOCATION FUND (CONTINUED)
--------------------------------------------------------------------------------

[DOLLAR SIGN GRAPHIC OMITTED]  FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.


------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
------------------------------------------------------------------------------------------------------------
                                                                                         CLASS A     CLASS C
                                                                                         SHARES      SHARES
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)*       5.50%        0%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)**                 0%        1.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)***                      2.00%        0%
Exchange Fee (as a percentage of amount exchanged, if applicable)***                       2.00%        0%

------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------
                                                                                         CLASS A     CLASS C
                                                                                         SHARES      SHARES
Investment Advisory Fees                                                                   0.65%       0.65%
Distribution (12b-1) Fees                                                                  0.25%       1.00%
Other Expenses+                                                                             ___%        ___%

   TOTAL ANNUAL FUND OPERATING EXPENSES++                                                   ___%        ___%
Fee Waivers                                                                                 ___%        ___%
   NET EXPENSES+++                                                                          ___%        ___%


* The sales charge for Class A Shares varies depending upon how much you invest. See "How Sales Charges Are Calculated."

** If you sell Class A Shares within one year of buying them and you purchased those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Contingent Deferred Sales Charge of 1.00%. See "How Sales Charges are Calculated."


*** Applicable to Class A Shares held 5 business days or less. Does not include any wire transfer fees, if applicable.


+     Other Expenses are based on estimated amounts for the current fiscal year.


++ In addition to the expenses shown above, if you buy and hold Shares of the Fund, you will indirectly bear your pro rata share of fees and expenses incurred by the underlying funds in which the Fund invests, so that the investment returns of the Fund will be net of expenses of the underlying funds. After combining the total operating expenses of the Fund with those of the underlying funds, the average weighted expense ratio for each class of Shares is expected to be as follows: ___% for Class A Shares and ___% for Class C Shares before fee waivers and expense reimbursement arrangements; ___% for Class A Shares and ___% for Class C Shares after fee waivers and expense reimbursement arrangements.

+++ The Fund's Adviser has agreed to contractually waive fees or reimburse expenses in order to keep total operating expenses for Class A Shares from exceeding ___% for the period beginning December 1, 2005 and ending on November 30, 2006. The Fund's total actual operating expenses for the current fiscal year are expected to be less than the amount shown above because additional fees are expected to be waived or reimbursed in order to keep total operating expenses at a specified level for all Share classes. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses, not including underlying fund expenses, are expected to be as follows:

                Class A Shares:   ___%
                Class C Shares:   ___%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return, and that the Fund's expenses remain the same. The example is based on the Annual Fund Operating Expenses disclosed in the table above, and does not reflect expenses you will bear indirectly with respect to the underlying funds in which the Fund invests.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:


                                       1 YEAR      3 YEARS

CLASS A SHARES                         $____       $____

CLASS C SHARES

If you do not sell your shares:        $____       $____

If you sell your shares at the
end of the period:                     $____       $____

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              41

HIGHMARK ASSET ALLOCATION PORTFOLIOS
CAPITAL GROWTH ALLOCATION FUND
--------------------------------------------------------------------------------

[AMPERSAND GRAPHIC OMITTED]  FUND SUMMARY
      INVESTMENT GOAL                  To seek primarily capital appreciation
      -----------------------------------------------------------------------------------------------------------------------
      INVESTMENT FOCUS                 HighMark Equity and Fixed-Income Funds that invest primarily in U.S. common stocks and investment grade bonds
      -----------------------------------------------------------------------------------------------------------------------
      PRINCIPAL INVESTMENT STRATEGY    Invests in a diversified group of other mutual funds in the HighMark Funds complex
      -----------------------------------------------------------------------------------------------------------------------
      SHARE PRICE VOLATILITY           Moderate to High
      -----------------------------------------------------------------------------------------------------------------------
      INVESTOR PROFILE                 Investors seeking professionally-managed asset allocation with a growth-oriented focus on equity securities
      -----------------------------------------------------------------------------------------------------------------------

[DOUBLE QUOTES GRAPHIC OMITTED]  INVESTMENT STRATEGY

HighMark Capital Growth Allocation Fund primarily seeks capital appreciation. To pursue this goal, the Fund under normal circumstances will invest between 70% and 90% of its assets in equity securities and between 10% and 30% of its assets in fixed income securities. The Fund's strategic allocation target is 80% equity securities and 20% fixed income securities.

The Fund is a growth-oriented option within the Asset Allocation Portfolio series. The Asset Allocation Portfolios seek to add value over the long-term through a combination of asset allocation and security selection. The mix of equity and fixed income investments will vary depending on the portfolio managers' outlook on the expected return and volatility of each selected investment. The portfolio managers determine the percentage of assets that will be invested in various securities and funds and market sectors using a fund-of-funds approach. Such decisions are based on a tactical fundamental investment outlook with a time horizon of 12-18 months.

The Asset Allocation Portfolios' investment discipline emphasizes valuation, economic conditions, interest rates, and other market factors such as investor sentiment and currency influences. Asset allocation exposures are determined by a disciplined portfolio management system that balances expected return and risks.

HighMark Capital Growth Allocation Fund may allocate to the following established HighMark Funds: Large Cap Value Fund, Value Momentum Fund, Core Equity Fund, Large Cap Growth Fund, Small Cap Value Fund, Small Cap Growth Fund, Bond Fund, Short Term Bond Fund and Diversified Money Market Fund.

The Fund may also invest in U.S. government securities, short-term securities, and cash and cash equivalents.


For a more complete description of the underlying funds and of the securities in which the underlying funds may invest, please see "Other Investment Matters" on page 67.

----------
PROSPECTUS
----------
42

HIGHMARK ASSET ALLOCATION PORTFOLIOS
CAPITAL GROWTH ALLOCATION FUND (CONTINUED)
--------------------------------------------------------------------------------

[EXCLAMATION MARK GRAPHIC OMITTED]  WHAT ARE THE MAIN RISKS OF INVESTING
                                    IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

INVESTING IN MUTUAL FUNDS RISK: The Fund's investments are concentrated in the underlying funds, so the Fund's investment performance is directly related to the performance of those underlying funds. Before investing in the Fund, investors should assess the risks associated with the underlying funds in which the Fund invests and the types of investments made by those underlying funds. In addition, because the Fund must allocate its investments among the underlying funds, the Fund does not have the same flexibility to invest as a mutual fund without these constraints. As a result, you could lose money by investing in the Fund, particularly if there is a sudden decline in the share prices of the underlying funds' holdings. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying funds. As the Fund's allocations among the underlying funds change, or to the extent that the expense ratios of the underlying funds change, the weighted average operating expenses borne by the Fund may increase or decrease.

FIXED INCOME FUND RISK: The Fund invests in underlying funds that invest primarily in fixed income securities, which are subject to interest rate and credit risk. Interest rate risk is the potential for a decline in bond prices due to rising interest rates. Credit risk is the possibility that the issuer of a fixed-income security will fail to make timely payments of interest or principal, or that the security will have its credit rating downgraded.

EQUITY FUND RISK: The Fund also invests in underlying funds that invest primarily in equity securities, which are subject to market risk. Stocks and other equity securities fluctuate in price, often based on factors unrelated to the issuers' value, and such fluctuations can be pronounced. Equity funds may also be subject to investment style risk, which is the risk that the particular market segment on which a Fund focuses will underperform other kinds of investments. Equity funds that invest in smaller capitalization companies are also subject to additional risks. Many small companies have limited track records and may also have limited product lines, markets or financial resources. Compared with larger companies, they may be more vulnerable to adverse business or economic developments, and their stocks tend to be less liquid and more volatile.

In addition, the Fund (including the underlying funds) may trade securities actively, which could increase its transaction costs, thereby lowering return, and could also increase the amount of taxes you pay.


For more information about these risks, please see "Glossary of Investment Risks" on page 73.


[AT SIGN GRAPHIC OMITTED]  PERFORMANCE INFORMATION

This section would normally include a bar chart and a table showing how the Fund has performed and how its performance has varied from year to year. Because the Fund had less than a full calendar year of performance as of the date of this Prospectus, the bar chart and table are not shown.

--------------------------------------------------------------------------------

[HASH SIGN GRAPHIC OMITTED]  FUND INFORMATION

           CLASS        CUSIP         TICKER
           ---------------------------------
           Class A      431112564     HMAAX
           Class C      431112556     HMACX

--------------------------------------------------------------------------------

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              43

--------------------------------------------------------------------------------

[DOLLAR SIGN GRAPHIC OMITTED]  FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.


------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
------------------------------------------------------------------------------------------------------------
                                                                                         CLASS A     CLASS C
                                                                                         SHARES      SHARES
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)*       5.50%        0%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)**                 0%         1.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)***                      2.00%        0%
Exchange Fee (as a percentage of amount exchanged, if applicable)***                       2.00%        0%

------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------
                                                                                         CLASS A     CLASS C
                                                                                         SHARES      SHARES
Investment Advisory Fees                                                                   0.65%       0.65%
Distribution (12b-1) Fees                                                                  0.25%       1.00%
Other Expenses+                                                                             ___%        ___%
TOTAL ANNUAL FUND OPERATING EXPENSES++                                                      ___%        ___%
Fee Waivers                                                                                 ___%        ___%
NET EXPENSES+++                                                                             ___%        ___%


* The sales charge for Class A Shares varies depending upon how much you invest. See "How Sales Charges Are Calculated."

** If you sell Class A Shares within one year of buying them and you purchased those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Contingent Deferred Sales Charge of 1.00%. See "How Sales Charges are Calculated."


*** Applicable to Class A Shares held 5 business days or less. Does not include any wire transfer fees, if applicable.


+     Other Expenses are based on estimated amounts for the current fiscal year.


++ In addition to the expenses shown above, if you buy and hold Shares of the Fund, you will indirectly bear your pro rata share of fees and expenses incurred by the underlying funds in which the Fund invests, so that the investment returns of the Fund will be net of expenses of the underlying funds. After combining the total operating expenses of the Fund with those of the underlying funds, the average weighted expense ratio for each class of Shares is expected to be as follows: ___% for Class A Shares and ___% for Class C Shares before fee waivers and expense reimbursement arrangements; ___% for Class A Shares and ___% for Class C Shares after fee waivers and expense reimbursement arrangements.

+++ The Fund's Adviser has agreed to contractually waive fees or reimburse expenses in order to keep total operating expenses for Class A Shares from exceeding ___% for the period beginning December 1, 2005 and ending on November 30, 2006. The Fund's total actual operating expenses for the current fiscal year are expected to be less than the amount shown above because additional fees are expected to be waived or reimbursed in order to keep total operating expenses at a specified level for all Share classes. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses, not including underlying fund expenses, are expected to be as follows:

                Class A Shares:   ___%
                Class C Shares:   ___%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return, and that the Fund's expenses remain the same. The example is based on the Annual Fund Operating Expenses disclosed in the table above, and does not reflect expenses you will bear indirectly with respect to the underlying funds in which the Fund invests.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:


                                       1 YEAR      3 YEARS

CLASS A SHARES                         $____       $____

CLASS C SHARES

If you do not sell your shares:        $____       $____

If you sell your shares at the
end of the period:                     $____       $____

----------
PROSPECTUS
----------
44

HIGHMARK FUNDS
--------------------------------------------------------------------------------

SHAREOWNER GUIDE -
HOW TO INVEST IN THE
HIGHMARK FUNDS

Before you invest, we encourage you to carefully read the Fund profiles included in this prospectus and consider which Funds are appropriate for your particular financial situation, risk tolerance and goals. As always, your financial representative can provide you with valuable assistance in making this decision. He or she can also help you choose which of the Fund share classes we offer is right for you.

FOREIGN INVESTORS


The Funds do not accept investments by non-resident aliens.


CHOOSING A SHARE CLASS

HighMark Funds offers different classes of Fund Shares, each of which has different expenses and other characteristics. Three classes of Fund Shares--Classes A, B and C--are offered in this prospectus. To choose the one that is best suited to your needs and goals, consider the amount of money you want to invest, how long you expect to invest it and whether you plan to make additional investments. The following are some of the main differences between HighMark's Class A, Class B and Class C Shares:

CLASS A

o     Front-end sales charges, as described below.

o     Distribution and service (12b-1) fees of 0.25%.

o     Offered by:

      Balanced Fund
      Core Equity Fund
      Large Cap Growth Fund
      Large Cap Value Fund
      Small Cap Growth Fund
      Small Cap Value Fund
      Value Momentum Fund
      Bond Fund
      California Intermediate Tax-Free Bond Fund
      National Intermediate Tax-Free Bond Fund
      Short Term Bond Fund
      Income Plus Allocation Fund
      Growth & Income Allocation Fund
      Capital Growth Allocation Fund

o Because Class A Shares will normally be the better choice if your investment qualifies for a reduced sales charge:

      o Orders for Class B Shares for $100,000 or more normally should be placed as orders for Class A Shares.

      o Orders for Class C Shares for $1 million or more normally should be placed as orders for Class A Shares.

      o Orders for Class B Shares or Class C Shares by an investor eligible to purchase Class A Shares without a front-end sales charge normally should be placed as orders for Class A Shares.

CLASS B

o     No front-end sales charge.

o     Distribution and service (12b-1) fees of 0.75%.

o     A deferred sales charge, as described below.

o Automatic conversion to Class A Shares after eight years, thus reducing future annual expenses.

o     Offered by:

      Balanced Fund
      Core Equity Fund
      Large Cap Growth Fund
      Large Cap Value Fund
      Small Cap Growth Fund
      Small Cap Value Fund
      Value Momentum Fund
      Bond Fund
      California Intermediate Tax-Free Bond Fund

ONLY AVAILABLE TO EXISTING INVESTORS, EITHER THROUGH REINVESTMENT OF DIVIDENDS ON CLASS B SHARES OR THROUGH EXCHANGE OF CLASS B SHARES OF ANOTHER HIGHMARK FUND.

CLASS C

o     No front-end sales charge.

o Distribution and service (12b-1) fees of 1.00% for Equity Funds and Asset Allocation Portfolios, 0.75% for Fixed-Income Funds.

o     A deferred sales charge, as described below.

o No automatic conversion to Class A Shares, so annual expenses continue at the Class C level throughout the life of your investment.

o     Offered by:

      Balanced Fund
      Core Equity Fund
      Large Cap Growth Fund
      Large Cap Value Fund
      Small Cap Growth Fund
      Small Cap Value Fund
      Value Momentum Fund
      Bond Fund
      California Intermediate Tax-Free Bond Fund
      National Intermediate Tax-Free Bond Fund
      Short Term Bond Fund
      Income Plus Allocation Fund
      Growth & Income Allocation Fund
      Capital Growth Allocation Fund

FOR THE ACTUAL PAST EXPENSES OF EACH SHARE CLASS, SEE THE INDIVIDUAL FUND PROFILES EARLIER IN THIS PROSPECTUS.

BECAUSE 12B-1 FEES ARE PAID ON AN ONGOING BASIS, CLASS B AND CLASS C SHAREHOLDERS COULD END UP PAYING MORE EXPENSES OVER THE LONG TERM THAN CLASS A SHAREHOLDERS WHO HOLD THEIR SHARES FOR A SIMILAR PERIOD.


THE EQUITY AND FIXED-INCOME FUNDS ALSO OFFER FIDUCIARY CLASS SHARES, WHICH HAVE THEIR OWN EXPENSE STRUCTURE. FIDUCIARY CLASS SHARES ARE AVAILABLE ONLY TO FINANCIAL INSTITUTIONS, FIDUCIARY CLIENTS OF UNION BANK OF CALIFORNIA, N.A., AND CERTAIN OTHER QUALIFIED INVESTORS. CALL US AT 1-800-433-6884 FOR MORE DETAILS.


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FOR PURCHASES OF $1 MILLION OR GREATER, THE SALES CHARGE FOR CLASS A SHARES IS
WAIVED. AS A RESULT, IF YOU ARE MAKING AN INITIAL INVESTMENT OF $1 MILLION OR MORE, THE LOWER OPERATING EXPENSES OF CLASS A SHARES MAY MAKE THEM A BETTER CHOICE FOR YOU THAN CLASS B OR CLASS C SHARES.

HOW SALES CHARGES ARE CALCULATED

CLASS A SHARES: FRONT-END SALES CHARGE

EQUITY FUNDS

                                  AS A              AS A
                             PERCENTAGE OF      PERCENTAGE OF
YOUR INVESTMENT              OFFERING PRICE    YOUR INVESTMENT

0 - $49,999                      5.50%             5.82%
$50,000 - $99,999                4.50%             4.71%
$100,000 - $249,999              3.75%             3.90%
$250,000 - $499,999              2.50%             2.56%
$500,000 - $999,999              2.00%             2.04%
$1,000,000 and Over              0.00%*            0.00%

* If you sell Class A Shares within one year of buying them and you bought those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Contingent Deferred Sales Charge of 1.00%, based on the current market value of the Shares. Multiple purchases are handled on a "first in, first out" basis.

FIXED-INCOME FUNDS


                                  AS A              AS A
                              PERCENTAGE OF     PERCENTAGE OF
YOUR INVESTMENT              OFFERING PRICE    YOUR INVESTMENT

0 - $99,999                      2.25%             2.30%
$100,000 - $249,999              1.75%             1.78%
$250,000 - $499,999              1.25%             1.27%
$500,000 - $999,999              1.00%             1.01%
$1,000,000 and Over              0.00%*            0.00%


* If you sell Class A Shares within one year of buying them and you bought those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Contingent Deferred Sales Charge of 0.50%, based on the current market value of the Shares. Multiple purchases are handled on a "first in, first out" basis.

ASSET ALLOCATION PORTFOLIOS

GROWTH & INCOME ALLOCATION FUND AND
CAPITAL GROWTH ALLOCATION FUND

                                  AS A              AS A
                              PERCENTAGE OF     PERCENTAGE OF
YOUR INVESTMENT              OFFERING PRICE    YOUR INVESTMENT

0 - $49,999                      5.50%             5.82%
$50,000 - $99,999                4.50%             4.71%
$100,000 - $249,999              3.75%             3.90%
$250,000 - $499,999              2.50%             2.56%
$500,000 - $999,999              2.00%             2.04%
$1,000,000 and Over              0.00%*            0.00%

* If you sell Class A Shares within one year of buying them and you bought those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Contingent Deferred Sales Charge of 1.00%, based on the current market value of the Shares. Multiple purchases are handled on a "first in, first out" basis.

INCOME PLUS ALLOCATION FUND

                                  AS A              AS A
                              PERCENTAGE OF     PERCENTAGE OF
YOUR INVESTMENT              OFFERING PRICE    YOUR INVESTMENT

0 - $49,999                      4.50%             4.71%
$50,000 - $99,999                4.00%             4.17%
$100,000 - $249,999              3.50%             3.63%
$250,000 - $499,999              2.25%             2.30%
$500,000 - $999,999              2.00%             2.04%
$1,000,000 and Over              0.00%*            0.00%

* If you sell Class A Shares within one year of buying them and you bought those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Contingent Deferred Sales Charge of .50%, based on the current market value of the Shares. Multiple purchases are handled on a "first in, first out" basis.

CLASS B AND CLASS C SHARES: CONTINGENT DEFERRED SALES CHARGE

Class B and Class C Shares are available at their net asset value per share, without any initial sales charge.

If you sell Class B Shares within six years of buying them or Class C Shares within one year of buying them, you must pay what is known as a "contingent deferred sales charge" (CDSC). As the tables below show, the CDSC declines over time and is based on either the original cost you paid for the Shares or their current market value, whichever is less. We do not impose a CDSC on Shares you may have acquired by reinvesting your dividends or capital gains distributions.

THE CDSCS ARE AS FOLLOWS:

CLASS B SHARES
IF SOLD WITHIN               CDSC ON SHARES BEING SOLD
1st year                     5.00%
2nd year                     4.00%
3rd or 4th year              3.00%
5th year                     2.00%
6th year                     1.00%
7th and 8th year             0%

CLASS C SHARES
IF SOLD WITHIN               CDSC ON SHARES BEING SOLD
1st year                     1.00%
After 1st year               0%

Class B Shares will automatically convert to Class A Shares after eight years. Class C Shares do not convert to Class A Shares.

In addition, we calculate any CDSC you may owe by considering the number of Shares you are selling, not the value of your account. To keep your CDSC as low as possible, each time you ask us to sell Shares we will first sell any Shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those Shares that have the lowest CDSC next.

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46

HIGHMARK FUNDS
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On the purchase of your Class C Shares, the Distributor pays a commission equal to 1.00% of your purchase to your broker or financial institution. The Distributor also receives any CDSC imposed when you sell your Class C Shares.

REPURCHASE OF CLASS A SHARES

You may purchase any amount of Class A Shares of any HigMark Fund at NAV (without the normal front-end sales charge), up to the limit of the value of any amount of HighMark Class A Shares (other than those which were purchased with reinvested dividends and distributions) that you redeemed within the past 30 days. In effect, this allows you to reacquire Shares that you may have had to redeem, without re-paying the front-end sales charge. To exercise this privilege, we must receive your purchase order within 30 days of your redemption. In addition, you must notify us when you send in your purchase order that you are repurchasing shares.

SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGES. You can combine multiple purchases of Class A Shares in several ways to qualify for reduced sales charges. Notify us at the time of your purchase if you believe you qualify for a reduced sales charge for any of the following reasons:

o RIGHT OF ACCUMULATION PRIVILEGE: You may combine the value of Class A Shares you are presently buying with the current value of any Class A Shares, Class B Shares or Class C Shares you bought previously for: (1) your account; (2) your spouse's account; (3) a joint account with your spouse; or (4) your minor children's trust or custodial accounts. A fiduciary who is purchasing Shares for the same fiduciary account, trust or estate may also use this right of accumulation. The applicable front-end sales charge rate for the new purchase is based on the total of your current purchase and the current value of all other Shares you own.

o COMBINATION PRIVILEGE: You may combine your investment in Class A Shares of several HighMark Funds sold subject to a comparable sales charge to qualify for the reduced sales charge.

o LETTER OF INTENT: If you plan to invest in Class A Shares of a HighMark Fund and, within a 13-month period, make additional investments in Class A Shares of that Fund or Class A Shares of another HighMark Fund, you may be able to receive a reduced sales charge on your cumulative investment. To take advantage of this privilege, you must start with a minimum initial investment of 5% of the total amount and inform us in writing within 90 days of your initial purchase. Be sure to notify us again when you make additional investments in another HighMark Fund.

REDUCTIONS FOR QUALIFIED GROUP(S). If you are investing with, or on behalf of, a group, your combined purchases of Class A Shares may be eligible for a reduced sales charge through the accumulation and combination privileges described above. Each investor will retain an individual account.

CONTACT YOUR FINANCIAL REPRESENTATIVE OR THE DISTRIBUTOR TO FIND OUT HOW TO QUALIFY, OR CONSULT THE STATEMENT OF ADDITIONAL INFORMATION ("SAI") (SEE THE BACK COVER OF THIS PROSPECTUS FOR CONTACT INFORMATION).

CLASS A FRONT-END SALES CHARGE WAIVERS: The front-end sales charge will be waived on Class A Shares bought:

(1)   Through reinvestment of dividend and capital gain distributions.

(2) By investment companies advised by HighMark Capital Management, Inc., Union Bank of California, N.A., or their affiliates; or distributed by SEI Investments Distribution Co. or their affiliates placing orders on each entity's behalf.

(3)   By state and local governments.

(4) By individuals rolling over distributions received from employee benefit trust accounts administered by Union Bank of California into an individual retirement account administered by the Bank, or for which the Bank serves as trustee or custodian. Future purchases will be subject to the appropriate sales charge.

(5) By individuals investing the proceeds from a required minimum distribution at age 70 1/2 from their employee benefit qualified plan or an individual retirement account administered by Union Bank of California.

(6) By individuals investing proceeds received in connection with a distribution paid from a Union Bank of California trust or agency account.

(7) By investment advisers or financial planners regulated by a federal or state governmental authority who are purchasing Class A Shares for their own account or for an account for which they are authorized to make investment decisions (i.e., a discretionary account) and who charge a management, consulting or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts, if the accounts are linked to the master account of the investment adviser or financial planner on the books and records of a broker or agent.

(8) By brokers, dealers and agents (as well as their employees, spouses and children under the age of 21) who have a sales agreement with the Distributor and are purchasing Class A Shares for their own account.

(9) By individuals buying Class A Shares on behalf of a qualified prototype retirement plan (other than an IRA, SEP-IRA or Keogh).

(10) By sponsors of a unit investment trust (UIT) who are buying Class A Shares of HighMark Growth Fund for deposit into the UIT. This exception may also apply to you if you hold a UIT and invest distributions you receive from it in Class A Shares of the HighMark Growth Fund.

(11) By current or retired trustees of HighMark Funds; by directors, officers and employees (as well as their spouses and children under the age of 21) of Union Bank of

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                                                                      PROSPECTUS
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                                                                              47

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      California, SEI Investments Distribution Co. or their affiliated companies, of Boston Financial Data Services and of Sub-Advisers to the HighMark Funds.

(12) By investors receiving Class A Shares issued in plans of reorganization, such as mergers, asset acquisitions, and exchange offers, to which HighMark Funds is a party.

(13) By persons who bought Class A Shares without the assistance of an investment professional between May 15, 1998 and August 31, 1998. Such individuals may make future purchases of Class A Shares at no sales charge.

IF YOU THINK YOU MAY BE ELIGIBLE FOR A SALES CHARGE WAIVER, CONTACT THE DISTRIBUTOR OR CONSULT THE STATEMENT OF ADDITIONAL INFORMATION (SEE THE BACK COVER OF THIS PROSPECTUS).

FOR CATEGORIES 2 THROUGH 11 AND 13 ABOVE, YOU MUST NOTIFY THE DISTRIBUTOR AT THE TIME YOU BUY THE SHARES THAT YOUR PURCHASE QUALIFIES FOR A SALES CHARGE WAIVER.

CDSC WAIVERS: You may qualify for a CDSC waiver if:

o     you are selling Shares as part of a systematic withdrawal plan.

o     you are taking certain distributions from a retirement plan.

o     the shareholder has died or become disabled.

YOU MUST NOTIFY US THAT YOU ARE ELIGIBLE FOR A WAIVER UNDER THESE CIRCUMSTANCES AT THE TIME YOU WISH TO SELL SHARES.


IF YOU THINK YOU MAY BE ELIGIBLE FOR A CDSC WAIVER, CONTACT YOUR FINANCIAL REPRESENTATIVE OR THE DISTRIBUTOR OR CONSULT THE SAI (SEE THE BACK COVER OF THIS PROSPECTUS FOR CONTACT INFORMATION).


The Funds make sales charge and breakpoint information available, free of charge, on or through HighMark Funds' website at www.highmarkfunds.com through the Funds' prospectuses and SAI, which are available for download or by request, respectively, at the hyperlink "Forms and Literature."

FEES FOR DISTRIBUTION OF SHARES

HighMark Funds has adopted 12b-1 plans with respect to Class A, Class B and Class C Shares that allow each Fund to pay distribution and service fees. The maximum distribution and service fee for each class of Shares is as follows:

                                  PERCENTAGE OF AVERAGE
SHARE CLASS                         DAILY NET ASSETS

Class A                                     0.25%
Class B                                     0.75%
Class C (Equity Funds and
Asset Allocation Portfolios)                1.00%
Class C (Fixed-Income Funds)                0.75%

Because 12b-1 fees are paid on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.



PAYMENTS TO FINANCIAL FIRMS


Some or all of the sales charges, distribution fees and servicing fees described above are paid or "reallowed" to the broker, dealer, financial adviser or other financial intermediary through which you purchase your Shares. In addition to the foregoing, your broker, dealer, financial adviser or other financial intermediary may receive certain other payments and compensation described below. For purposes of the following, "financial firms" means brokers, dealers, financial advisers and other financial intermediaries.

A Fund may make payments under HighMark Funds' shareholder services plans relating to the Class A Shares and the Class B Shares to financial firms that agree to provide certain shareholder support services for their customers or account holders who are the beneficial or record owners of Shares of the Fund. In consideration for such services, a financial firm is compensated by the applicable Fund at a maximum annual rate of up to 0.25% of the average daily net asset value of the applicable class of Shares of such Fund. The shareholder services plans are more fully described in the SAI. Financial firms may also receive sales charges, distribution fees, servicing fees and other compensation relating to other classes of Shares and other Funds not offered in this prospectus.

HighMark Capital Management, Inc. makes payments, at its expense, to financial firms at an annual rate of up to 0.50% of the average daily net assets of the Asset Allocation Portfolios for the sale of Shares of the Asset Allocation Portfolios and/or the maintenance of share balances.

HighMark Capital Management, Inc., also pays out of its own assets compensation to financial firms for the sale and distribution of the Shares of any of the Funds and/or for the servicing of Shares. Payments made by HighMark Capital Management, Inc. may be made to supplement commissions paid to financial firms, and may take the form of (1) due diligence payments for a financial firm's examination of the Funds and payments for employee training and education relating to the Funds; (2) listing fees for the placement of the Funds on a financial firm's list of mutual funds available for purchase by its clients; (3) fees for providing the Funds with "shelf space" and/or a higher profile for a financial firm's financial consultants and their customers and/or placing the Funds on the financial firm's preferred or recommended list; (4) marketing support fees for providing assistance in promoting the sale of Shares; (5) payments in connection with attendance at sales meetings for the promotion of the sale of Shares; (6) payments for maintaining shareholder accounts on a financial firm's platform; and (7) payments for the sale of Shares and/or the maintenance of share balances.

Payments made by HighMark Capital Management, Inc. to a financial firm also may be used by the financial firm to pay for the travel expenses, meals, lodging and entertainment of financial firms and their salespersons and guests in connection with education, sales and promotional programs. These


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48

HIGHMARK FUNDS
--------------------------------------------------------------------------------

programs, which may be different for different financial firms, will not change the price an investor will pay for Shares or the amount that a Fund will receive for the sale of Shares.


If investment advisers, administrators, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular Share class over other Share classes. Speak with your financial adviser to learn more about the total amounts paid to your financial adviser and his or her firm by the Funds, HighMark Capital Management, Inc. and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial adviser at the time of purchase.


HighMark Capital Management, Inc. and/or a Fund's sub-adviser do not consider sales of Shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. However, some broker-dealers that sell Shares of the Funds may receive commissions from a Fund in connection with the execution of the Fund's portfolio transactions.

OPENING AN ACCOUNT

1.    Read this prospectus carefully.

2.    Determine how much money you want to invest.

      The minimum investments for the HighMark Funds are as follows:


      o    INITIAL PURCHASE:       $1,000 for each Fund

                                   $250 for current and retired trustees of HighMark Funds and directors, officers and employees (as well as their spouses and children under the age of 21) of Union Bank of California, N.A., SEI Investments Distribution Co. and their affiliates, and Boston Financial Data Services.

                                   $100 for Automatic Investment Plan

      o    ADDITIONAL PURCHASES:   $100 for each Fund

                                   $100 monthly minimum per Fund for Automatic
                                   Investment Plan


      We may waive these initial and additional investment minimums for purchases made in connection with Individual Retirement Accounts, Keoghs, payroll deduction plans, or 401(k) or similar plans.

3. Complete the appropriate parts of the account application, carefully following the instructions. You must submit additional documentation when opening trust, corporate or power of attorney accounts. For more information, please contact your financial representative or call us at 1-800-433-6884.

4. You and your financial representative can initiate any purchase, exchange or sale of Shares.

5. CUSTOMER IDENTIFICATION AND VERIFICATION. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

      What this means to you: When you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you. This information will be verified to ensure the identity of all persons opening an account.

      HighMark Funds is required by law to reject your new account application if the required identifying information is not provided.

      In certain instances, HighMark Funds is required to collect documents to fulfill its legal obligations. Documents provided in connection with your application will be used solely to establish and verify customer identity, and HighMark Funds shall have no obligation with respect to the terms of any such document.

      Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of HighMark Funds (e.g., 72 hours), which may change from time to time, your application will be rejected.

      Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the net asset value per share next-determined after receipt of your application in proper form.

      However, HighMark Funds reserves the right to close your account at the then-current day's price if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of HighMark Funds (e.g., 96 hours), which may change from time to time. If HighMark Funds is unable to verify your identity, it reserves the right to liquidate your account at the then-current day's price and remit proceeds to you via check. HighMark Funds reserves the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

WE RESERVE THE RIGHT TO REJECT A PURCHASE ORDER IF THE DISTRIBUTOR OR THE ADVISER DETERMINES THAT IT IS NOT IN THE BEST INTEREST OF HIGHMARK FUNDS OR ITS SHAREHOLDERS.

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                                                                              49

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BUYING SHARES

--------------------------------------------------------------------------------
BY CHECK
--------------------------------------------------------------------------------

OPENING AN ACCOUNT

o     Make out a check for the investment amount, payable to "HighMark Funds."


o Deliver the check and your completed application to your financial representative, or mail them to our Transfer Agent (see address below).


ADDING TO AN ACCOUNT

o     Make out a check for the investment amount, payable to "HighMark Funds."

o Include a note specifying the fund name, your share class, your account number and the name(s) in which the account is registered.

o Deliver the check and your note to your financial representative, or mail them to our Transfer Agent.

      TRANSFER AGENT ADDRESS:

      HighMark Funds
      P.O. Box 8416
      Boston, MA 02266-8416
      Phone Number: 1-800-433-6884

All purchases made by check should be in U.S. dollars.

THIRD PARTY CHECKS, CREDIT CARD CHECKS, TRAVELER'S CHECKS, STARTER CHECKS, MONEY ORDERS OR CASH WILL NOT BE ACCEPTED.

--------------------------------------------------------------------------------
BY EXCHANGE
--------------------------------------------------------------------------------

OPENING AN ACCOUNT

o Call your financial representative or HighMark Funds at 1-800-433-6884 to request an exchange.

ADDING TO AN ACCOUNT

o Call your financial representative or HighMark Funds at 1-800-433-6884 to request an exchange.

--------------------------------------------------------------------------------
BY WIRE
--------------------------------------------------------------------------------

OPENING AN ACCOUNT

o Deliver your completed application to your financial representative, or mail it to the Transfer Agent (address above).

o Obtain your Fund account number by calling your financial representative or our Transfer Agent.

o     Instruct your bank to wire the amount of your investment to:

      State Street Bank and Trust Company
      225 Franklin Street
      Boston, MA 02101
      ABA# 011000028
      DDA# 9905-194-8

Specify the Fund name, your choice of share class, the new Fund account number and the name(s) in which the Fund account is registered. Your bank may charge a fee to wire money.

ADDING TO AN ACCOUNT

o     Call our Transfer Agent before wiring any funds.

o     Instruct your bank to wire the amount of your investment to:

      State Street Bank and Trust Company
      225 Franklin Street
      Boston, MA 02101
      ABA# 011000028
      DDA# 9905-194-8

Specify the Fund name, your share class, your Fund account number and the name(s) in which the Fund account is registered. Your bank may charge a fee to wire money.

--------------------------------------------------------------------------------
THROUGH FINANCIAL INSTITUTIONS
--------------------------------------------------------------------------------

OPENING AN ACCOUNT

o Call your financial institution for information on their procedures for transmitting orders to HighMark Funds.

ADDING TO AN ACCOUNT

o Call your financial institution for information on their procedures for transmitting orders to HighMark Funds.

Contact your financial representative for instructions and assistance.

To add to an account using the Automatic Investment Plan, see "Investor
Services."

SELLING SHARES

--------------------------------------------------------------------------------
BY LETTER
--------------------------------------------------------------------------------

DESIGNED FOR

o     Accounts of any type.

o     Sales of any amount.

TO SELL SOME OR ALL OF YOUR SHARES

o Write a letter indicating the Fund name, your share class, your Fund account number, the name(s) in which the account is registered and the dollar value or number of Shares you wish to sell.

o Include all signatures and any guarantees that may be required (see "Selling Shares in Writing").

o     Mail the materials to our Transfer Agent.

      TRANSFER AGENT ADDRESS:

      HighMark Funds
      P.O. Box 8416
      Boston, MA 02266-8416
      Phone Number: 1-800-433-6884

o We will mail a check to the name(s) and address in which the account is registered, unless you give us other written instructions.

o If you are invested in an IRA or Roth IRA account, you can contact HighMark customer service to obtain an IRA distribution form at 1-800-433-6884. The IRA distribution form is also downloadable at www.highmarkfunds.com.

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HIGHMARK FUNDS
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BY PHONE
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DESIGNED FOR

o     Accounts of any type, except Individual Retirement Accounts or Roth IRAs.

o     Sales of any amount.

TO SELL SOME OR ALL OF YOUR SHARES

o To place your order, contact your financial representative or HighMark Funds at 1-800-433-6884 between 8:30 a.m. and 6:00 p.m. Eastern Time on most business days.

--------------------------------------------------------------------------------
BY WIRE OR ELECTRONIC FUNDS TRANSFER (EFT)
--------------------------------------------------------------------------------

DESIGNED FOR

o     Requests by letter to sell at least $500 (accounts of any type).

o Requests by phone to sell at least $500 (accounts of any type excluding IRA and Roth IRA accounts)

TO SELL SOME OR ALL OF YOUR SHARES

o We will wire amounts of $500 or more on the next business day after we receive your request.

o Shares cannot be redeemed by wire on Federal holidays restricting wire transfers.

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BY EXCHANGE
--------------------------------------------------------------------------------

DESIGNED FOR

o     Accounts of any type.

o     Sales of any amount.

TO SELL SOME OR ALL OF YOUR SHARES

o Obtain a current prospectus for the Fund into which you are exchanging by calling HighMark Funds or your financial representative.

o Call HighMark Funds or your financial representative to request an exchange.

--------------------------------------------------------------------------------
THROUGH FINANCIAL INSTITUTIONS
--------------------------------------------------------------------------------

DESIGNED FOR

o     Accounts set up through financial institutions.

TO SELL SOME OR ALL OF YOUR SHARES

o Contact your financial institution for information on their procedures for transmitting orders to HighMark Funds.

Contact your financial representative for instructions and assistance.

To make systematic withdrawals from an account, see "Investor Services."

SELLING SHARES IN WRITING. In certain circumstances, you may need to include a medallion guarantee, which protects you against fraudulent orders. You will need a medallion guarantee if:

o     you are selling more than $5,000 worth of Shares.

o you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s) or to a bank account other than that on record.

o     you changed your address of record within the last 30 days.

You should be able to obtain a medallion guarantee from a bank, broker-dealer, credit union, securities exchange or association, clearing agency or savings association. A notary public CANNOT provide a medallion guarantee.

RECEIVING YOUR MONEY. Normally, we will send you a check for your proceeds as promptly as possible, at the latest within seven calendar days of receiving your redemption order. If, however, you recently purchased Shares in the Fund, we may be unable to fulfill your request if we have not yet received and processed your payment for the initial purchase. In such a case you may need to resubmit your redemption request after we have received payment.

REDEMPTION IN KIND. The Funds reserve the right to make payment on redemptions in securities rather than cash.


INVOLUNTARY SALES OF YOUR SHARES. Due to the relatively high costs of handling small investments, each Fund reserves the right to redeem your Shares at net asset value (less any applicable contingent deferred sales charge) if your account balance in any Fund drops below the minimum initial purchase amount for any reason other than market fluctuation. This is more likely to occur if you invest only the minimum amount in a Fund and then sell Shares within a fairly short period of time. Before any Fund exercises its right to redeem your Shares, we will notify you in writing at least 60 days in advance to give you time to bring your account up to or above the minimum.


EXCHANGING SHARES

HOW TO EXCHANGE YOUR SHARES. You may exchange Class A, Class B or Class C Shares of one HighMark Fund for those of another HighMark Fund (the "new Fund"), provided that you:

o     Are qualified to invest in the new Fund.

o     Satisfy the initial and additional investment minimums for the new Fund.

o     Invest in the same share class in the new Fund as you did in the previous
      Fund.

o Maintain the minimum account balance for each HighMark Fund in which you invest.


Your cost for buying Shares in the new Fund is based on the relative net asset values of the Shares you are exchanging plus any applicable sales charge. In addition, if you exchange Class A Shares of one HighMark Fund for those of another HighMark Fund, you may be subject to an exchange fee. See "Redemption Fees and Exchange Fees" below.


CLASS A SHARES. In addition to the potential exchange fee referenced above, if you want to exchange Class A Shares of one HighMark Fund for those of another Fund that has a higher sales charge, you must pay the difference. The same is true if you want to exchange Class A Shares of a no-load HighMark Money Market Fund for those of another HighMark Fund with a sales charge. There is one exception: If you acquired Class A Shares of a HighMark Money Market Fund in an exchange out of Class A Shares of a non-money market HighMark Fund (the "Initial Fund"), you may exchange such

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Class A Money Market Fund Shares for Class A Shares of another HighMark Fund and pay, with respect to sales charges, the difference between the sales charge of the Initial Fund and the sales charge of the Fund that you are currently exchanging into, if the sales charge of the Fund that you are exchanging into is higher. To receive a reduced sales charge when exchanging into a Fund, you must notify us that you originally paid a sales charge and provide us with information confirming your qualification.

CLASS B SHARES. To calculate the Class B Shares' eight-year conversion period or contingent deferred sales charge payable upon redemption, we combine the period you held Class B Shares of the "old" Fund with the period you held Class B Shares of the "new" Fund.

TRANSACTION POLICIES

VALUATION OF SHARES. A Fund's net asset value per share of a class is calculated according to the following formula:

      (Total mkt. value of the Fund's investments and other assets allocable to the class - the class's liabilities)

      / Total number of the Fund's Shares outstanding in the class

      = The class's net asset value per share


We determine the net asset value (NAV) of each HighMark Equity and Fixed-Income Fund and Asset Allocation Portfolio as of the close of regular trading on the New York Stock Exchange, normally at 1:00 p.m. Pacific time (4:00 p.m. Eastern time), every business day, based on the current market price of the Fund's securities. If that is not available, we value securities by using a method that the Funds' Board of Trustees believes accurately reflects fair value.

With regards to securities held by the Funds that are primarily listed on foreign exchanges, because foreign markets may be open at different times than the New York Stock Exchange, the value of a Fund's Shares may change on days when shareholders are not able to buy or sell them. Furthermore, the closing price of such securities may no longer reflect their market value at the time a Fund calculates its NAV if an event that could materially affect the value of the Fund's foreign investments has occurred between the time of the security's last close and the time that the Fund calculates its NAV. If a Fund's adviser becomes aware that such an event has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which a Fund calculates its net asset value, it will contact the Fund's administrator and request that a Fair Value Committee meeting be called. In addition, if price movements in certain monitored indices or securities exceed levels established by the administrator, the administrator will notify a Fund's adviser that such limits have been exceeded and request that a Fair Value Committee meeting be called.

In the event that a Fund values its securities using the procedures described above, the Fund's NAV may be higher or lower than would have been the case if the Fund had not used its fair valuation procedures. In addition, although we use the same method to determine the NAV of Class A, Class B and Class C Shares, the NAV of a Fund's Class B and Class C Shares may be lower than that of its Class A Shares because Class B and Class C Shares have higher distribution expenses. For further information about how we determine the value of the Funds' investments, see the SAI.

BUY AND SELL PRICES. When you buy Shares of a Fund, the price you will pay (the "offering price") is based on the net asset value per share of the applicable Class of Shares next determined after we receive your order, plus any applicable sales charges. When you sell Shares of a Fund, you receive proceeds based on the net asset value per share of the applicable Class of Shares next determined after we receive your order, minus any applicable deferred sales charges, redemption fees and/or exchange fees.


EXECUTION OF ORDERS. You may buy and sell Shares of the Funds on any day when the New York Stock Exchange is open for business (hereafter referred to as a "business day"). The New York Stock Exchange is closed on weekends and national holidays.

o PURCHASING SHARES BY MAIL: If you mail us a purchase order, we will execute it as soon as we have received your payment. (Note: If your check does not clear, we will be forced to cancel your purchase and may hold you liable for any losses or fees incurred.)

o PURCHASING SHARES BY WIRE: If you place a purchase order by wire on any business day, we will execute it that day, provided that you have wired the money you wish to invest and it is received by the Transfer Agent prior to 1:00 p.m. PT (4:00 p.m. ET). If the Transfer Agent does not receive the money you plan to wire by this deadline, the trade will be canceled and you must resubmit the trade at the time the wire is sent.

o SELLING SHARES: To sell Shares on any one business day, you must place your redemption order before 1:00 p.m. PT (4:00 p.m. ET). Otherwise, we will execute your order on the following business day.

The Transfer Agent may accept telephone orders from broker-dealers, and other intermediaries designated by such broker-dealers, who have been previously approved by the Distributor. A Fund will be deemed to have received a purchase order when an approved broker-dealer or its authorized designee accepts such order. It is the responsibility of such broker-dealer to promptly forward purchase or redemption orders to the Transfer Agent. Broker-dealers may charge you a transaction-based fee or other fee for their services at either the time of purchase or the time of redemption. Such charges may vary among broker-dealers but in all cases will be retained by the broker-dealers and not remitted to the Fund.

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HIGHMARK FUNDS
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ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of HighMark Funds' overall obligation to deter money laundering under Federal law. HighMark Funds has adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, HighMark Funds reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of HighMark Funds management, they are deemed to be in the best interest of the Funds or in cases when HighMark Funds is requested or compelled to do so by governmental or law enforcement authorities.


FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

HighMark Fund's Board of Trustees has adopted policies and procedures designed to discourage frequent purchases and redemptions of shares of the Funds or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below.

RISKS ASSOCIATED WITH EXCESSIVE OR SHORT-TERM TRADING GENERALLY. While the Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Fund's shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Fund may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, a Fund may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect a Fund's performance.

A Fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Fund calculates its NAV at 1:00 p.m. Pacific time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of foreign securities established some time before a Fund calculates its own share price (referred to as "time zone arbitrage"). The Funds have procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Fund calculates its NAV. While there is no assurance, the Funds expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will reduce a shareholder's ability to engage in time zone arbitrage to the detriment of the other shareholders of the Funds.

A shareholder engaging in a short-term trading strategy may also target a Fund that does not invest primarily in foreign securities. Any Fund that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Funds that may be adversely affected by price arbitrage include, in particular, those Funds that significantly invest in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities.

REDEMPTION FEES AND EXCHANGE FEES. As noted in the "Shareholder Fees" tables for each of the Funds, each of the Funds imposes a 2% redemption fee on the proceeds of Class A Shares redeemed 5 business days or less after their purchase. Each of the Funds also imposes an exchange fee on Class A Shares exchanged 5 business days or less after their purchase. The redemption fee and the exchange fee are designed to discourage short-term trading and any proceeds of the fees will be credited to the assets of the applicable Fund.

The fee is imposed to the extent that the number of Fund shares redeemed by a shareholder exceed the number of Fund shares that have been held by such shareholder more than 5 business days. For shares of a Fund that were acquired by exchange, the holding period is measured from the date the shares were acquired in the exchange transaction. Shares held the longest will be redeemed first.

The redemption fee is not imposed on shares:

o held in omnibus accounts of a financial intermediary, including but not limited to a broker-dealer or a retirement plan fiduciary. However, shares held in retirement plans that are not in omnibus accounts, such as IRAs and 403(b)(7) plans, are subject to the fee;

o     redeemed through systematic withdrawal plans;

o     purchased through reinvested dividends or capital gains;

o     redeemed pursuant to Fund reorganizations;


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o     redeemed as part of an automatic dividend exchange election established in advance of the exchange;

o redeemed to pay fees assessed by a Fund or the Transfer Agent against the account; and

o     involuntary redemptions resulting from failure to meet account minimums.

Although the Funds do not grant waivers of the redemption fee or exchange fee, each Fund reserves the right to modify or eliminate redemption fees and exchange fees at any time in its discretion.

RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS. Purchases and exchanges should be made primarily for investment purposes. Each Fund and/or its principal underwriter reserves the right to refuse any purchase or exchange order at any time or to suspend redemptions with respect to any shareholder, including transactions representing excessive trading and transactions accepted by any shareholder's financial adviser. In addition, the Funds' adviser will use its best efforts to detect short-term trading activity in a Fund's Shares and reject any purchase, redemption or exchange if, in its judgment, the transaction would adversely affect the Fund or its shareholders. The adviser, however, will not always be able to detect or prevent market timing activity or other trading activity that may disadvantage a Fund. For example, the ability to monitor trades that are placed by omnibus or other nominee accounts is limited when the broker, retirement plan administrator or fee-based program sponsor maintains the record of a Fund's underlying beneficial owners. In the event that the Funds or their agents reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed.

DISCLOSURE OF PORTFOLIO HOLDINGS

HighMark Capital Management, Inc., the Funds' adviser, has established a policy with respect to the disclosure of a Fund's portfolio holdings. A description of this policy is provided in the SAI. In addition, each Fund's top ten monthly portfolio holdings are generally available to you two days after the end of the period by clicking on "Funds and Performance" on the HighMark Funds website.

Note that the Funds or their adviser may suspend the posting of this information or modify the elements of this web posting policy without notice to shareholders.


DIVIDENDS AND
DISTRIBUTIONS


As a mutual fund Shareholder, you may receive capital gains and/or income from your investment. Each of the HighMark Equity Funds may periodically declare and pay dividends from net investment income separately for each class of shares. Each of the HighMark Fixed-Income Funds may declare and pay monthly dividends separately for each class of shares from any net tax-exempt income and/or net taxable investment income. Each of the Asset Allocation Funds may declare and pay dividends from net investment income quarterly. The Funds distribute any net capital gains and ordinary income they have realized at least once a year. None of the Funds has a targeted dividend rate and none of them guarantees that it will pay any dividends or other distributions.


We will automatically reinvest any income and capital gains distributions you are entitled to in additional Shares of your Fund(s) unless you notify our Transfer Agent that you want to receive your distributions in cash. If you are a shareholder of a Fixed-Income Fund, you may also notify our Transfer Agent to reinvest any income and capital gains distributions in the same class of an Equity Fund. To make either type of notification, send a letter with your request, including your name and account number to:

HighMark Funds
P.O. Box 8416
Boston, MA 02266-8416

Your request will become effective for distributions having record dates after our Transfer Agent receives your request. Note that the IRS treats dividends paid in additional Fund Shares the same as it treats dividends paid in cash. In general, a Fund's Class A Shares will pay higher dividends than Class B and Class C Shares, because Class B Shares and Class C Shares have higher distribution fees.

TAXES


Your mutual fund investments may have a considerable impact on your tax situation. We have summarized some of the main points you should know below. Note, however, that the following is general information and will not apply to you if you are investing through a tax-deferred account such as an IRA or a qualified employee benefit plan.


IMPORTANT NOTE: IF YOU HAVE NOT DONE SO ALREADY, BE SURE TO PROVIDE US WITH YOUR CORRECT TAXPAYER IDENTIFICATION NUMBER OR CERTIFY THAT IT IS CORRECT. UNLESS WE HAVE THAT INFORMATION, WE MUST, BY LAW, WITHHOLD A PORTION OF THE TAXABLE DISTRIBUTIONS YOU WOULD OTHERWISE BE ENTITLED TO RECEIVE FROM YOUR FUND INVESTMENTS AS WELL AS A PORTION OF ANY PROCEEDS YOU WOULD NORMALLY RECEIVE FROM SELLING FUND SHARES.

END-OF-YEAR TAX STATEMENTS


We will send you a statement each year showing the tax status of all your distributions. The laws governing taxes change frequently, however, so please consult your tax adviser for the most up-to-date information and specific guidance regarding your particular tax situation. You can find more information about the potential tax consequences of mutual fund investing in the SAI.




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TAXATION OF SHAREHOLDER TRANSACTIONS

An exchange of a Fund's shares for shares of another Fund will be treated as a sale of the Fund's shares and, as with all sales and redemptions of the Fund shares, any gain on the transaction will be subject to federal income tax.

TAXES ON FUND
DISTRIBUTIONS


o FEDERAL TAXES: The IRS generally treats any dividends and short-term capital gains you receive from the Funds as ordinary income. Distributions of investment income designated by the Funds as derived from "qualified dividend income" will be taxed at the rate applicable to long-term capital gains, provided the holding period and other requirements are met at both the shareholder and Fund level. An Asset Allocation Portfolio will not be able to offset gains realized by one Fund in which it invests against losses realized by another Fund in which it invests. The use of a fund-of-funds structure could therefore affect the amount, timing and character of distributions to shareholders.


o STATE AND LOCAL TAXES: In addition to federal taxes, you may have to pay state and local taxes on the dividends or capital gains you receive from a Fund.

o TAXATION OF LONG-TERM CAPITAL GAINS: Distributions of net long-term capital gains you receive from a Fund will be taxed at the long-term federal capital gains rate, regardless of how long you've owned Shares in the Fund. Some states also tax long-term capital gain distributions at a special rate.

o "BUYING A DIVIDEND": You may owe taxes on Fund distributions even if they represent income or capital gains the Fund earned before you invested in it and thus were likely included in the price you paid.


o REINVESTMENT: A Fund's distributions, whether received in cash or reinvested in additional Shares of the Fund, may be subject to federal income tax.


SPECIAL CONSIDERATIONS FOR SHAREHOLDERS OF HIGHMARK CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND AND NATIONAL INTERMEDIATE TAX-FREE BOND FUND: The Funds' portfolio managers expect that virtually all of the income the California Intermediate Tax-Free Fund generates will be exempt from federal and California state personal income taxes, and virtually all of the income the National Intermediate Tax-Free Bond Fund generates will be exempt from federal personal income taxes. If, however, you receive Social Security or railroad retirement benefits, you should consult your tax adviser to determine whether investing in these Funds could increase federal taxation of such benefits. In addition, some of the income you receive from these Funds may be included in the computation of federal and state alternative minimum tax.

SPECIAL CONSIDERATIONS FOR SHAREHOLDERS OF FUNDS INVESTING IN FOREIGN
SECURITIES: If your Fund invests in foreign securities, the income those securities generate may be subject to foreign withholding taxes, which may decrease their yield. Foreign governments may also impose taxes on other payments or gains your Fund earns on these securities. In general, shareholders in these Funds will not be entitled to claim a credit or deduction for these foreign taxes on their U.S. tax return. (There are some exceptions, however; please consult your tax adviser for more information.) In addition, foreign investments may prompt a Fund to distribute ordinary income more frequently and/or in greater amounts than purely domestic funds, which could increase your tax liability.


THE TAX CONSIDERATIONS DESCRIBED ABOVE MAY OR MAY NOT APPLY TO YOU. SEE THE SAI FOR FURTHER DETAILS. PLEASE CONSULT YOUR TAX ADVISER TO HELP DETERMINE WHETHER THESE CONSIDERATIONS ARE RELEVANT TO YOUR PARTICULAR INVESTMENTS AND TAX SITUATION.


INVESTOR SERVICES

AUTOMATIC INVESTMENT PLAN* (AIP): AIP allows you to make regular investments in the HighMark Fund(s) of your choice through automatic deductions from your checking account. The monthly minimum per Fund is $100.** AIP is available only to current Shareholders who wish to make additional investments to their existing account(s). To participate in AIP, complete the appropriate section on your Account Application form.

To take part in AIP, complete the appropriate section on your Account Application form. You may change or cancel the plan at any time by sending a written notice to our Transfer Agent (a medallion guarantee may be required).

* Any Shareholders who have established an Automatic Investment Plan on or before November 30, 1999, and have elected automatic deductions from their checking or savings accounts, may be eligible for a reduced sales charge. For further information about the reduced sales charge, see the Statement of Additional Information.


** There is a $50 monthly minimum for current or retired trustees of HighMark Funds and directors, officers, and employees (as well as their spouses and children under the age of 21) of Union Bank of California, SEI Investments Distribution Co., and their affiliates who were participating in HighMark's AIP on or before December 11, 1998.


SYSTEMATIC WITHDRAWAL PLAN (SWP): HighMark's Systematic Withdrawal Plan allows you to make regular withdrawals from your account. The minimum monthly withdrawal is $100 per Fund. You can choose to make these withdrawals on a monthly, quarterly, semi-annual or annual basis. You also have the option of receiving your withdrawals by check or by automatic deposit into your bank account.

To participate in SWP, you must:

o     Have at least $5,000 in your HighMark Fund(s) account.

o     Have your dividends automatically reinvested.

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BEFORE YOU SIGN UP FOR SWP, PLEASE NOTE THE FOLLOWING IMPORTANT CONSIDERATIONS:

SWP via check will only run on the 25th of each month. SWP via the Automated Clearing House ("ACH") can be run on any date. If your automatic withdrawals through SWP exceed the income your Fund(s) normally pay, your withdrawals may, over time, deplete your original investment--or exhaust it entirely if you make large and frequent withdrawals. Fluctuations in the net asset value per share of your Fund(s) may also contribute to the depletion of your principal.

CLASS A SHAREHOLDERS SHOULD NOTE THE FOLLOWING:

If you are currently making additional purchases of HighMark Shares that carry a sales load, or plan to do so, it generally would not be in your best interest to participate in SWP.

CLASS B SHAREHOLDERS SHOULD ALSO NOTE THE FOLLOWING:

If you expect to withdraw more than 10% of your account's current value in any single year, it may not be in your best interest to participate in SWP because you will have to pay a contingent deferred sales charge on Class B withdrawals of this size.

To take part in SWP, complete the appropriate section on your Account Application form. You may change or cancel the plan at any time by sending a written notice to our Transfer Agent (a medallion guarantee may be required).

Please contact HighMark Funds at 1-800-433-6884 for more information.

SYSTEMATIC EXCHANGE PLAN: HighMark's Systematic Exchange Plan allows shareholders of a class of HighMark Money Market or Fixed-Income Funds to make regular exchanges from their accounts into the same class of a HighMark Equity Fund. The minimum monthly exchange is $1,200 per Fund. You can choose to make these exchanges on a monthly, quarterly, semi-annual or annual basis for a fixed period of time.

To participate in the Systematic Exchange Plan, you must:

      o Have at least $5,000 in your HighMark Money Market or Fixed-Income Fund account(s).

      o     Have your dividends automatically reinvested.

To take part in the Systematic Exchange Plan, complete the appropriate section on your Account Application form. You may change or cancel the plan at any time by sending a written notice to our Transfer Agent (a medallion guarantee may be required).

MORE ABOUT
HIGHMARK FUNDS
INVESTMENT MANAGEMENT

INVESTMENT ADVISER

HighMark Capital Management, Inc. serves as investment adviser of the HighMark Funds and manages their investment portfolios on a day-to-day basis under the supervision of HighMark Funds' Board of Trustees. HighMark Capital Management, Inc. also serves as the administrator of the HighMark Funds.

HighMark Capital Management is a subsidiary of Union Bank of California, N.A., which is a subisidiary of UnionBanCal Corporation. UnionBanCal Corporation is a publicly held corporation, which is principally held by The Bank of Tokyo-Mitsubishi, Ltd. (BTM). BTM is in turn a wholly owned subsidiary of Mitsubishi Tokyo Financial Group, Inc. As of ________________ UnionBanCal Corporation and its subsidiaries had approximately $____ billion in consolidated assets. As of the same date, HighMark Capital Management, had approximately $___ billion in assets under management. HighMark Capital Management (and its predecessors) has been providing investment management services to individuals, institutions and large corporations since 1919.


Over the past fiscal year, the Funds paid the following management fees to HighMark Capital Management:


FUND                                    % OF NET ASSETS
Balanced Fund                               ____%
Core Equity Fund                            ____%
Large Cap Growth Fund                       ____%*
Large Cap Value Fund                        ____%*
Small Cap Growth Fund                       ____%*
Small Cap Value Fund                        ____%*
Value Momentum Fund                         ____%
Bond Fund                                   ____%
California Intermediate
   Tax-Free Bond Fund                       ____%
National Intermediate Tax-Free Bond Fund    ____%


*     A portion of the management fee is used to pay the Fund's sub-adviser.


For its advisory services to the Short Term Bond Fund, HighMark Capital Management is entitled to receive management fees at an annual rate of 0.40%, of the Fund's average daily net assets. For its advisory services to the Asset Allocation Portfolios, HighMark Capital Management is entitled to receive management fees at an annual rate of 0.65% of the Funds' average daily net assets.

A discussion regarding the basis for HighMark Funds' Board of Trustees approving the advisory agreement between HighMark Capital Management, Inc. and HighMark Funds is available in the Fund's Annual Report to shareholders for the fiscal year ending July 31, 2005.

----------
PROSPECTUS
----------
56

HIGHMARK FUNDS
--------------------------------------------------------------------------------

SUB-ADVISERS

LARGE CAP GROWTH FUND. Waddell & Reed Investment Management Company ("WRIMCO") serves as the sub-adviser to the Large Cap Growth Fund. Under an investment sub-advisory agreement between WRIMCO and HighMark Capital Management, WRIMCO makes day-to-day investment decisions for the Fund, subject to the supervision of, and policies established by, HighMark Capital Management and the Trustees of HighMark Funds.


WRIMCO is a registered investment adviser under the Investment Advisers Act of 1940 and is organized as a Kansas corporation. WRIMCO is a wholly owned subsidiary of Waddell & Reed, Inc., a Delaware corporation, which, in turn, is a wholly owned subsidiary of Waddell & Reed Financial Services, Inc. a Missouri corporation. Waddell & Reed Financial Services, Inc. is a wholly owned subsidiary of Waddell & Reed Financial, Inc. ("Waddell & Reed"), a Delaware corporation and publicly held company. As of __________________, WRIMCO managed approximately $___ billion in assets.


LARGE CAP VALUE FUND. Aronson+Johnson+Ortiz, LP ("AJO") serves as the sub-adviser to the Large Cap Value Fund. Under an investment sub-advisory agreement between AJO and HighMark Capital Management, AJO makes day-to-day investment decisions for the Fund, subject to the supervision of, and policies established by, HighMark Capital Management and the Trustees of HighMark Funds.


AJO is a registered investment adviser under the Investment Advisers Act of 1940 and is organized as a Delaware limited partnership. As of __________________, AJO managed approximately $___ billion in assets.


SMALL CAP GROWTH FUND. Chartwell Investment Partners, L.P. ("Chartwell") serves as the sub-adviser to the Small Cap Growth Fund. Under an investment sub-advisory agreement between Chartwell and HighMark Capital Management, Chartwell makes day-to-day investment decisions regarding the Fund, subject to the supervision of, and policies established by, HighMark Capital Management and the Trustees of HighMark Funds.


Founded in 1997, Chartwell is an employee-owned firm focused on institutional and sub-advisory investment management. Chartwell is a quality-based equity and fixed income manager with a disciplined, team-oriented investment process. As of __________________, Chartwell had approximately $___ billion in assets under management.


SMALL CAP VALUE FUND. LSV Asset Management ("LSV") serves as sub-adviser to the Small Cap Value Fund. Under an investment sub-advisory agreement between LSV and HighMark Capital Management, LSV makes day-to-day investment decisions for the Fund, subject to the supervision of, and policies established by, HighMark Capital Management and the Trustees of HighMark Funds.


LSV is a registered investment adviser organized as a Delaware partnership. The general partners of LSV have developed quantitative value analysis methodology and software, which has been used to manage assets over the past 8 years. As of __________________, LSV had approximately $___ billion in assets under management.

OTHER ARRANGEMENTS

HighMark Funds and HighMark Capital Management, Inc. have applied for an exemptive order from the Securities and Exchange Commission granting exemptions from certain provisions of the Investment Company Act of 1940, as amended, pursuant to which HighMark Capital Management will, subject to supervision and approval of HighMark Funds' Board of Trustees, be permitted to enter into and materially amend sub-advisory agreements without such agreements being approved by the shareholders of the applicable Fund. HighMark Funds and HighMark Capital Management will therefore have the right to hire, terminate, or replace sub-advisers without shareholder approval, including, without limitation, the replacement or reinstatement of any sub-adviser with respect to which a sub-advisory agreement has automatically terminated as a result of an assignment. HighMark Capital Management will continue to have the ultimate responsibility to oversee each sub-adviser and recommend its hiring, termination and replacement. There can be no guarantee that HighMark Funds and HighMark Capital Management will obtain this order from the Securities and Exchange Commission.

Shareholders will be notified of any changes in sub-advisers. Shareholders of a Fund have the right to terminate a sub-advisory agreement for a Fund at any time by a vote of the majority of the outstanding voting securities of such Fund.

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              57

--------------------------------------------------------------------------------


PORTFOLIO MANAGERS

The table below tells you which portfolio managers are responsible for making the day-to-day investment decisions for each Fund. The professional biographies of the portfolio managers follow the table. The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.

FUND                                                   PORTFOLIO MANAGER(S)
------------------------------------------------------------------------------------------------------------------
HighMark Balanced Fund                                 David J. Goerz III, Kenneth Wemer, George Rokas,
                                                       Robert Kang, E. Jack Montgomery(1)

HighMark Core Equity Fund                              David J. Goerz III, Richard Rocke(2)

HighMark Large Cap Growth Fund                         Daniel Becker, Philip Sanders(2)

HighMark Large Cap Value Fund                          Theodore R. Aronson, Kevin M. Johnson, Gina Marie N. Moore,
                                                       Martha E Ortiz(3)

HighMark Small Cap Growth Fund                         Michael D. Jones, Edward A. Antoian, Kevin R. Baker,
                                                       David Choi, Alan S. Borthwick(4)

HighMark Small Cap Value Fund                          Josef Lakonishok, Robert W. Vishny, Menno Vermeulen(5)

HighMark Value Momentum Fund                           Richard Earnest, Keith Stribling, Todd Lowenstein(2)

HighMark Bond Fund                                     E. Jack Montgomery, Greg Lugosi(6)

HighMark California Intermediate Tax-Free Bond Fund    Robert Bigelow, Raymond Mow(7)

HighMark National Intermediate Tax-Free Bond Fund      Robert Bigelow, Raymond Mow(7)

Short Term Bond Fund                                   E. Jack Montgomery, Greg Lugosi(6)

Income Plus Allocation Fund                            David J. Goerz III

Growth & Income Allocation Fund                        David J. Goerz III

Capital Growth Allocation Fund                         David J. Goerz III

(1) Mr. Goerz is responsible for asset allocation decisions and manages the equity group responsible for construction of the equity portion of the Fund's portfolio; For the equity portion of the Fund's portfolio, Mr. Wemer is responsible for the industrials, energy and materials sectors, Mr. Kang is responsible for the health care sector and Mr. Rokas is responsible for the financial services and utilities sectors; Mr. Montgomery is responsible for sector allocation and security selection within the fixed income portion of the Fund's portfolio.

(2)   Co-managers.

(3)   The portfolio mangers share supervision of the Fund.

(4) Messrs. Jones and Antoian are portfolio managers and Messrs. Baker, Choi and Borthwick are portfolio analysts. Purchase and sale decisions are made by the portfolio managers and analysts while the day-to-day work and management of the Fund is divided evenly among the portfolio managers.

(5) All investment decisions are made according to a quantitative model and implemented by the team of Messrs. Lakonishok, Vishny and Vermeulen.

(6) Mr. Montgomery is the lead manager and is responsible for duration policy, sector allocation and security selection; Mr. Lugosi is responsible for trade execution.

(7)   Mr. Bigelow is the lead manager.

----------
PROSPECTUS
----------
58

HIGHMARK FUNDS
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS (CONTINUED)

                                                                                BUSINESS EXPERIENCE
PORTFOLIO MANAGER            LENGTH OF SERVICE WITH FUND                        DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------------------
Edward A. Antoian            HighMark Small Cap Growth Fund since 2003.         Managing Partner and Senior Portfolio Manager
                                                                                for Small Cap Growth product of Chartwell
                                                                                Investment Partners since 1997.
--------------------------------------------------------------------------------------------------------------------------------
Theodore R. Aronson          HighMark Large Cap Value Fund since 2003.          Managing Principal of ARONSON+
                                                                                JOHNSON+ ORTIZ since 1984.
--------------------------------------------------------------------------------------------------------------------------------
Kevin R. Baker               HighMark Small Cap Growth Fund since 2003.         Principal and Senior Portfolio Analyst for
                                                                                Chartwell Small Cap Growth product of
                                                                                Chartwell Investment Partners since 1999.
--------------------------------------------------------------------------------------------------------------------------------
Daniel Becker                HighMark Large Cap Growth Fund since 2001.         Senior Vice President of Waddell & Reed
                                                                                Investment Management Company; employee of
                                                                                Waddell & Reed Investment Management Company and
                                                                                its predecessors since 1989.
--------------------------------------------------------------------------------------------------------------------------------
Robert Bigelow               HighMark California Intermediate Tax-Free          Vice President and Director of Municipal
                             Bond Fund since 1994; HighMark National            Securities of HighMark Capital Management, Inc.;
                             Intermediate Tax-Free Bond Fund since 1994.*       associated with HighMark Capital Management and
                                                                                its predecessors since 1994.
--------------------------------------------------------------------------------------------------------------------------------
Alan S. Borthwick            HighMark Small Cap Growth Fund since 2004.         Portfolio Analyst for Chartwell Small Cap Growth
                                                                                Product of Chartwell Investment Partners since
                                                                                2004; Software Support Analyst, Associate
                                                                                Research Analyst and Senior Research Analyst for
                                                                                Morgan Stanley Investment Management (Miller
                                                                                Anderson & Sherrerd) prior to joining Chartwell
                                                                                Investment Partners.
--------------------------------------------------------------------------------------------------------------------------------
David Choi                   HighMark Small Cap Growth Fund since 2003.         Principal and Senior Portfolio Analyst for
                                                                                Chartwell Small Cap Growth Product of Chartwell
                                                                                Investment Partners since 1999.
--------------------------------------------------------------------------------------------------------------------------------
Richard Earnest              HighMark Value Momentum Fund since 1991.**         Senior Vice President of HighMark Capital
                                                                                Management, Inc.; associated with HighMark
                                                                                Capital Management or its predecessors since
                                                                                1964.
--------------------------------------------------------------------------------------------------------------------------------
David J. Goerz III           HighMark Balanced Fund since 2005;                 Senior Vice President, Chief Investment Officer
                             HighMark Core Equity Fund since 2005;              - Equity and Portfolio Manager of HighMark
                             Income Plus Allocation Fund since 2004;            Capital Management, Inc. since 2003; Chief
                             Growth & Income Allocation Fund since 2004;        Investment Officer of Morningstar Associates
                             Capital Growth Allocation Fund since 2004.         from 2002 to 2003; Vice President and Global
                                                                                Asset Allocation Research and Portfolio Manager
                                                                                for Wellington Management Company from
                                                                                1995-2002.
--------------------------------------------------------------------------------------------------------------------------------

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              59

--------------------------------------------------------------------------------


                                                                                BUSINESS EXPERIENCE
PORTFOLIO MANAGER            LENGTH OF SERVICE WITH FUND                        DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------------------
Kevin M. Johnson             HighMark Large Cap Value Fund since 2003.          Principal of ARONSON+JOHNSON+ORTIZ since 1993.
--------------------------------------------------------------------------------------------------------------------------------
Michael D. Jones             HighMark Small Cap Growth Fund since 2003.         Managing Partner and Senior Portfolio Manager
                                                                                for Small Cap Growth product of Chartwell
                                                                                Investment Partners since 1998.
--------------------------------------------------------------------------------------------------------------------------------
Robert Kang                  HighMark Balanced Fund since 2005.                 Vice President and Equity Research Analyst of
                                                                                HighMark Capital Management, Inc. since 2004;
                                                                                covered biotechnology at Jefferies & Company and
                                                                                health care services at J.P. Morgan Securities
                                                                                prior to joining HighMark Capital Management.
--------------------------------------------------------------------------------------------------------------------------------
Josef Lakonishok             HighMark Small Cap Value Fund since 2001.          Chief Executive Officer, Chief Investment
                                                                                Officer, Partner and Portfolio Manager of LSV
                                                                                Asset Management since 1994; William G. Karnes
                                                                                Professor of Finance at the College of Commerce
                                                                                & Business Administration at the University of
                                                                                Illinois at Urbana-Champaign since 1987.
--------------------------------------------------------------------------------------------------------------------------------
Todd Lowenstein              HighMark Value Momentum Fund since 2001.           Vice President and Funds Manager of HighMark
                                                                                Capital Management, Inc. since 2001; worked at
                                                                                JP Morgan and as senior manager at KPMG Peat
                                                                                Marwick prior to joining HighMark Capital
                                                                                Management.
--------------------------------------------------------------------------------------------------------------------------------
Greg Lugosi                  HighMark Bond Fund since 1994;                     Vice President and Fund Manager for  HighMark
                             HighMark Short Term Bond Fund since 2004.          Capital Management, Inc.; associated with HighMark
                                                                                Capital Management and its predecessors since 1991.
--------------------------------------------------------------------------------------------------------------------------------
E. Jack Montgomery           HighMark Balanced Fund since 2000;                 Vice President and Director of Fixed Income of
                             HighMark Bond Fund since 1994;                     HighMark Capital Management, Inc.; associated
                             HighMark Short Term Bond Fund since 2004.          with HighMark Capital Management and its
                                                                                predecessors since 1994.
--------------------------------------------------------------------------------------------------------------------------------
Gina Marie N. Moore          HighMark Large Cap Value Fund since 2003.          Principal of ARONSON+JOHNSON+ORTIZ since 1998.
--------------------------------------------------------------------------------------------------------------------------------
Raymond Mow                  HighMark California Intermediate Tax-Free          Vice President and Fixed Income Funds Manager of
                             Bond Fund since 1995; HighMark National            HighMark Capital Management, Inc.; associated
                             Intermediate Tax-Free Bond Fund since 1995.***     with HighMark Capital Management and its
                                                                                predecessors since 1995.
--------------------------------------------------------------------------------------------------------------------------------
Martha E. Ortiz              HighMark Large Cap Value Fund since 2003.          Principal of ARONSON+JOHNSON+ORTIZ since 1987.
--------------------------------------------------------------------------------------------------------------------------------

----------
PROSPECTUS
----------
60

HIGHMARK FUNDS
--------------------------------------------------------------------------------


PORTFOLIO MANAGERS (CONTINUED)

                                                                                BUSINESS EXPERIENCE
PORTFOLIO MANAGER            LENGTH OF SERVICE WITH FUND                        DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------------------
Richard Rocke                HighMark Core Equity Fund since 2005.              Vice President and Director of Quantitative
                                                                                Strategies Group for HighMark Capital
                                                                                Management, Inc.; associated with HighMark
                                                                                Capital Management since 1999.
--------------------------------------------------------------------------------------------------------------------------------
George Rokas                 HighMark Balanced Fund since 2001.                 Vice President and Equity Research Analyst for
                                                                                HighMark Capital Management, Inc.; associated
                                                                                with HighMark Capital Management and its
                                                                                predecessors since 1990 (from 1990- 1997 and
                                                                                1999-present).
--------------------------------------------------------------------------------------------------------------------------------
Philip Sanders                HighMark Large Cap Growth Fund since 2001.         Senior Vice President of Waddell & Reed
                                                                                Investment Management Company; employee of
                                                                                Waddell & Reed Investment Management Company
                                                                                since 1998.
--------------------------------------------------------------------------------------------------------------------------------
Keith Stribling              HighMark Value Momentum Fund since 1998.           Vice President and Director of Value Momentum
                                                                                for HighMark Capital Management Inc.; associated
                                                                                with HighMark Capital Management and its
                                                                                predecessors since 1995.
--------------------------------------------------------------------------------------------------------------------------------
Menno Vermeulen              HighMark Small Cap Value Fund since 2001.          Partner since 1998 and Portfolio Manager and
                                                                                Senior Quantitative Analyst of LSV Asset
                                                                                Management since 1995.
--------------------------------------------------------------------------------------------------------------------------------
Robert W. Vishny             HighMark Small Cap Value Fund since 2001.          Partner and Portfolio Manager of LSV Asset
                                                                                Management since 1994; Eric J. Gleacher
                                                                                Professor of Finance at the University of
                                                                                Chicago since 1985.
--------------------------------------------------------------------------------------------------------------------------------
Kenneth Wemer                HighMark Balanced Fund since 2005.                 Vice President and Director of Equity Research
                                                                                for HighMark Capital Management, Inc.,
                                                                                associated with HighMark Capital Management
                                                                                since 2003; Research Analyst for Jurika & Voyles
                                                                                from 1994 to 2003.
--------------------------------------------------------------------------------------------------------------------------------

  * Mr. Bigelow was the portfolio manager of the Stepstone California Intermediate Tax-Free Bond Fund prior to its consolidation with the HighMark California Intermediate Tax-Free Bond Fund in 1997. Mr. Bigelow was the portfolio manager of a common trust fund prior to its consolidation with the HighMark National Intermediate Tax-Free Bond Fund in 2002.
 ** Mr. Earnest was the portfolio manager of the Stepstone Value Momentum Fund prior to its consolidation with the HighMark Value Momentum Fund in 1997.
*** Mr. Mow was the portfolio manager of the Stepstone California Intermediate Tax-Free Bond Fund prior to its consolidation with the HighMark California Intermediate Tax-Free Bond Fund in 1997. Mr. Mow was the portfolio manager of a common trust fund prior to its consolidation with the HighMark National Intermediate Tax-Free Bond Fund in 2002.

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              61

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand each Fund's financial performance for the past 5 years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by _______________, as noted in its report dated ___________, _____. This report, along with the Funds' financial statements, is incorporated by reference in the SAI, which is available upon request.

                                     Investment Activities                   Dividends and Distributions
                                   -------------------------                 ---------------------------
                                                    Net
                                                  Realized
                          Net                       and
                         Asset                   Unrealized                                                Total from
                        Value,         Net       Gain (Loss)       Total           Net                      Dividends
                       Beginning    Investment       on            from        Investment      Capital         and
                       of Period   Income (Loss) Investments    Operations       Income         Gains     Distributions
------------------------------------------------------------------------------------------------------------------------
BALANCED FUND
------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
For the periods ended July 31,:
2005+                  $             $            $              $              $             $              $
2004+                     12.09        0.138         0.787          0.925         (0.135)           --         (0.135)
2003+                     11.51        0.227         0.581          0.808         (0.228)           --         (0.228)
2002+                     14.01        0.262        (2.234)        (1.972)        (0.270)       (0.258)        (0.528)
2001                      15.73        0.290        (1.229)        (0.939)        (0.310)       (0.471)        (0.781)
CLASS B SHARES
For the periods ended July 31,:
2005+                  $             $            $              $              $             $              $
2004+                     12.06        0.054         0.791          0.845         (0.055)           --         (0.055)
2003+                     11.49        0.152         0.573          0.725         (0.155)           --         (0.155)
2002+                     13.99        0.177        (2.229)        (2.052)        (0.190)       (0.258)        (0.448)
2001                      15.70        0.200        (1.222)        (1.022)        (0.217)       (0.471)        (0.688)
CLASS C SHARES
For the periods ended July 31,:
2005+                  $             $            $              $              $             $              $
2004+                     12.06        0.053         0.789          0.842         (0.062)           --         (0.062)
2003+                     11.49        0.154         0.571          0.725         (0.155)           --         (0.155)
2002+                     13.99        0.175        (2.224)        (2.049)        (0.193)       (0.258)        (0.451)
2001                      15.71        0.210        (1.238)        (1.028)        (0.221)       (0.471)        (0.692)
------------------------------------------------------------------------------------------------------------------------
CORE EQUITY FUND
------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
For the periods ended July 31,:
2005+                  $             $            $              $              $             $              $
2004+                      6.72        0.010         0.626          0.636         (0.016)           --       $ (0.016)
2003+                      6.21        0.037         0.512          0.549         (0.039)           --         (0.039)
2002+                      8.25        0.027        (2.041)        (2.014)        (0.026)           --         (0.026)
2001                       9.76        0.028        (1.507)        (1.479)        (0.029)       (0.002)        (0.031)
CLASS B SHARES
For the periods ended July 31,:
2005+                  $             $            $              $              $             $              $
2004+                      6.66       (0.037)        0.609          0.572         (0.002)           --         (0.002)
2003+                      6.17       (0.001)        0.505          0.504         (0.014)           --         (0.014)
2002+                      8.22       (0.021)       (2.028)        (2.049)        (0.001)           --         (0.001)
2001                       9.75       (0.013)       (1.513)        (1.526)        (0.002)       (0.002)        (0.004)
CLASS C SHARES
For the period ended July 31,:
2005+                  $             $            $              $              $             $              $
2004+(1)                   7.16       (0.030)        0.112          0.082         (0.002)           --         (0.002)
------------------------------------------------------------------------------------------------------------------------

                                                                                 Ratio
                                                                              of Expenses
                                                                               to Average
                                                                               Net Assets     Ratio of
                          Net                       Net                        Excluding         Net
                         Asset                    Assets,          Ratio      Fee Waivers    Investment
                        Value,                      End         of Expenses       and       Income (Loss)   Portfolio
                          End       Total**      of Period      to Average     Reduction     to Average      Turnover
                       of Period     Return        (000)        Net Assets    of Expenses    Net Assets        Rate
------------------------------------------------------------------------------------------------------------------------
BALANCED FUND
------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
For the periods ended July 31,:
2005+                  $                   %      $                      %              %             %              %
2004+                     12.88        7.66          7,172           1.19           1.37          1.07             97
2003+                     12.09        7.15          7,280           1.20           1.37          1.98             55
2002+                     11.51      (14.47)         7,222           1.18           1.35          2.02             12
2001                      14.01       (6.15)         9,106           1.17           1.35          1.99             11
CLASS B SHARES
For the periods ended July 31,:
2005+                  $                   %      $                      %              %             %              %
2004+                     12.85        7.02          4,364           1.84           1.87          0.42             97
2003+                     12.06        6.39          4,235           1.85           1.87          1.33             55
2002+                     11.49      (15.02)         4,295           1.83           1.85          1.37             12
2001                      13.99       (6.69)         5,218           1.82           1.85          1.34             11
CLASS C SHARES
For the periods ended July 31,:
2005+                  $                   %      $                      %              %             %              %
2004+                     12.84        6.99            327           1.84           1.87          0.42             97
2003+                     12.06        6.39            137           1.85           1.87          1.35             55
2002+                     11.49      (15.00)           151           1.83           1.85          1.36             12
2001                      13.99       (6.72)           103           1.82           1.85          1.33             11
------------------------------------------------------------------------------------------------------------------------
CORE EQUITY FUND
------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
For the periods ended July 31,:
2005+                  $                   %      $                      %              %             %              %
2004+                      7.34        9.47          3,657           1.17           1.35          0.13            119
2003+                      6.72        8.91          3,233           1.16           1.34          0.61             71
2002+                      6.21      (24.46)         1,729           1.18           1.35          0.36             11
2001                       8.25      (15.19)         1,870           1.17           1.37          0.23             14
CLASS B SHARES
For the periods ended July 31,:
2005+                  $                   %      $                      %              %             %              %
2004+                      7.23        8.60          3,249           1.82           1.85         (0.52)           119
2003+                      6.66        8.20          3,093           1.82           1.84         (0.01)            71
2002+                      6.17      (24.93)         2,701           1.83           1.85         (0.29)            11
2001                       8.22      (15.66)         1,883           1.82           1.87         (0.44)            14
CLASS C SHARES
For the periods ended July 31,:
2005+                  $                   %      $                      %              %             %              %
2004+(1)                   7.24        1.14            277           1.83*          1.88*        (0.60)*          119
------------------------------------------------------------------------------------------------------------------------


AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

 *    Annualized
** Total return does not reflect the sales charge. Total return is for the period indicated and has not been annualized.
 +    Per share amounts calculated using average shares method.
++    Represents a $0.0002 return of capital for tax purposes.

(1)   Commenced operations on November 28, 2003.

----------
PROSPECTUS
----------
62

HIGHMARK FUNDS
--------------------------------------------------------------------------------


                                     Investment Activities                   Dividends and Distributions
                                   -------------------------                 ---------------------------
                                                    Net
                                                  Realized
                          Net                       and
                         Asset                   Unrealized                                                 Total from
                        Value,         Net       Gain (Loss)        Total          Net                       Dividends
                       Beginning    Investment       on             from       Investment      Capital          and
                       of Period  Income (Loss)  Investments     Operations      Income         Gains      Distributions
------------------------------------------------------------------------------------------------------------------------
LARGE CAP GROWTH FUND
------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
2005+                  $            $             $              $              $             $              $
2004+                      7.15      (0.031)         0.271+++       0.240             --            --             --
2003+                      6.47      (0.014)         0.694          0.680             --++          --             --
2002+                      8.61      (0.022)        (2.118)        (2.140)            --            --             --
2001                      18.53      (0.093)        (7.632)        (7.725)            --        (2.195)        (2.195)
CLASS B SHARES
For the periods ended July 31,:
2005+                  $            $             $              $              $             $              $
2004+                      6.86      (0.077)         0.257+++       0.180             --            --             --
2003+                      6.24      (0.053)         0.673          0.620             --            --             --
2002+                      8.36      (0.069)        (2.051)        (2.120)            --            --             --
2001                      18.19      (0.168)        (7.467)        (7.635)            --        (2.195)        (2.195)
CLASS C SHARES
For the periods ended July 31,:
2005+                  $            $             $              $              $             $              $
2004+                      6.87      (0.078)         0.258+++       0.180             --            --             --
2003+                      6.24      (0.055)         0.685          0.630             --            --             --
2002+                      8.37      (0.069)        (2.061)        (2.130)            --            --             --
2001                      18.19      (0.160)        (7.465)        (7.625)            --        (2.195)        (2.195)
------------------------------------------------------------------------------------------------------------------------
LARGE CAP VALUE FUND
------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
For the periods ended July 31,:
2005+                  $            $             $              $              $             $              $
2004+                      8.76       0.075          1.671          1.746         (0.076)           --         (0.076)
2003+                      8.26       0.085          0.495          0.580         (0.080)           --         (0.080)
2002+                     11.06       0.096         (2.796)        (2.700)        (0.100)           --         (0.100)
2001                      12.38       0.097         (0.445)        (0.348)        (0.098)       (0.874)        (0.972)
CLASS B SHARES
For the periods ended July 31,:
2005+                  $            $             $              $              $             $              $
2004+                      8.67       0.010          1.653          1.663         (0.023)           --         (0.023)
2003+                      8.19       0.032          0.488          0.520         (0.040)           --         (0.040)
2002+                     10.97       0.032         (2.764)        (2.732)        (0.048)           --         (0.048)
2001                      12.30       0.020         (0.442)        (0.422)        (0.034)       (0.874)        (0.908)
CLASS C SHARES
For the periods ended July 31,:
2005+                  $            $             $              $              $             $              $
2004+                      8.65       0.010          1.649          1.659         (0.029)           --         (0.029)
2003+                      8.18       0.035          0.480          0.515         (0.045)           --         (0.045)
2002+                     10.96       0.028         (2.757)        (2.729)        (0.051)           --         (0.051)
2001                      12.29       0.004         (0.428)        (0.424)        (0.032)       (0.874)        (0.906)
------------------------------------------------------------------------------------------------------------------------

                                                                                 Ratio
                                                                              of Expenses
                                                                               to Average
                                                                               Net Assets     Ratio of
                          Net                       Net                        Excluding         Net
                         Asset                    Assets,          Ratio      Fee Waivers    Investment
                        Value,                      End         of Expenses       and       Income (Loss)   Portfolio
                          End         Total**    of Period      to Average     Reduction     to Average      Turnover
                       of Period      Return       (000)        Net Assets    of Expenses    Net Assets        Rate
------------------------------------------------------------------------------------------------------------------------
LARGE CAP VALUE FUND
------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
2005+                  $                   %      $                      %              %             %              %
2004+                      7.39        3.36         18,845           1.19           1.38         (0.40)            93
2003+                      7.15       10.51         18,858           1.20           1.37         (0.22)            57
2002+                      6.47      (24.85)        12,214           1.18           1.35         (0.28)           105
2001                       8.61      (45.83)        24,223           1.17           1.36         (0.71)            26
CLASS B SHARES
For the periods ended July 31,:
2005+                  $                   %      $                      %              %             %              %
2004+                      7.04        2.62         10,003           1.84           1.88         (1.05)            93
2003+                      6.86        9.94         10,558           1.85           1.87         (0.85)            57
2002+                      6.24      (25.36)        10,322           1.83           1.86         (0.94)           105
2001                       8.36      (46.23)        14,450           1.82           1.86         (1.35)            26
CLASS C SHARES
For the periods ended July 31,:
2005+                  $                   %      $                      %              %             %              %
2004+                      7.05        2.62          1,543           1.84           1.88         (1.05)            93
2003+                      6.87       10.10          1,223           1.85           1.87         (0.87)            57
2002+                      6.24      (25.45)           736           1.83           1.86         (0.94)           105
2001                       8.37      (46.17)           817           1.82           1.86         (1.35)            26
------------------------------------------------------------------------------------------------------------------------
LARGE CAP VALUE FUND
------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
For the periods ended July 31,:
2005+                  $                   %      $                      %              %             %              %
2004+                     10.43       19.98         33,442           1.18           1.37          0.75             86
2003+                      8.76        7.12         29,036           1.18           1.36          1.05            337
2002+                      8.26      (24.55)        31,773           1.17           1.34          0.98            226
2001                      11.06       (3.22)        50,776           1.16           1.31          0.81            138
CLASS B SHARES
For the periods ended July 31,:
2005+                  $                   %      $                      %              %             %              %
2004+                     10.31       19.20          3,640           1.83           1.87          0.10             86
2003+                      8.67        6.41          2,005           1.83           1.86          0.40            337
2002+                      8.19      (24.97)         2,164           1.82           1.85          0.32            226
2001                      10.97       (3.84)         3,521           1.81           1.83          0.16            138
CLASS C SHARES
For the periods ended July 31,:
2005+                  $                   %      $                      %              %             %              %
2004+                     10.28       19.20          1,769           1.85           1.90          0.10             86
2003+                      8.65        6.36            168           1.83           1.86          0.43            337
2002+                      8.18      (24.97)            46           1.82           1.85          0.29            226
2001                      10.96       (3.86)            16           1.81           1.83          0.18            138
------------------------------------------------------------------------------------------------------------------------


AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

  *   Annualized
 ** Total return does not reflect the sales charge. Total return is for the period indicated and has not been annualized.
  +   Per share amounts calculated using average shares method.
 ++   Represents a $0.0002 return of capital for tax purposes.
+++ Includes a $0.028, $0.026 and $0.031 redemption fee for Class A Shares, Class B Shares and Class C Shares, respectively, which are capital transactions and not an investment activity.

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------

                                                                              63

--------------------------------------------------------------------------------

                                     Investment Activities                   Dividends and Distributions
                                   -------------------------                 ---------------------------
                                                    Net
                                                  Realized
                          Net                       and
                         Asset                   Unrealized                                                Total from
                        Value,         Net       Gain (Loss)        Total          Net                      Dividends
                       Beginning    Investment       on             from       Investment      Capital         and
                       of Period   Income (Loss) Investments     Operations      Income         Gains     Distributions
------------------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND
------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
For the periods ended July 31,:
2005+                  $            $             $              $              $             $              $
2004+                     11.74      (0.209)         0.441          0.232             --        (0.192)        (0.192)
2003+(1)                  10.00      (0.040)         1.780          1.740             --            --             --
CLASS B SHARES
For the periods ended July 31,:
2005+                  $            $             $              $              $             $              $
2004+                     11.73      (0.294)         0.446          0.152             --        (0.192)        (0.192)
2003+(1)                  10.00      (0.056)         1.786          1.730             --            --             --
CLASS C SHARES
For the periods ended July 31,:
2005+                  $            $             $              $              $             $              $
2004+                     11.73      (0.292)         0.444          0.152             --        (0.192)        (0.192)
2003+(1)                  10.00      (0.058)         1.788          1.730             --            --             --
------------------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE FUND
------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
For the periods ended July 31,:
2005+                  $            $             $              $              $             $              $
2004+                     13.36      (0.005)         2.726          2.721         (0.058)       (0.203)        (0.261)
2003+                     11.13       0.047          2.194          2.241         (0.011)           --         (0.011)
2002+                     11.76      (0.023)        (0.023)        (0.046)            --        (0.584)        (0.584)
2001                      13.53       0.138         (0.645)        (0.507)        (0.023)       (1.240)        (1.263)
CLASS B SHARES
For the periods ended July 31,:
2005+                  $            $             $              $              $             $              $
2004+                     13.03      (0.101)         2.658          2.557         (0.024)       (0.203)        (0.227)
2003+                     10.93      (0.027)         2.127          2.100             --            --             --
2002+                     11.63      (0.095)        (0.021)        (0.116)            --        (0.584)        (0.584)
2001                      13.45       0.091         (0.671)        (0.580)            --        (1.240)        (1.240)
CLASS C SHARES
For the periods ended July 31,:
2005+                  $            $             $              $              $             $              $
2004+                     12.99      (0.111)         2.662          2.551         (0.028)       (0.203)        (0.231)
2003+                     10.90      (0.026)         2.116          2.090             --            --             --
2002+                     11.60      (0.087)        (0.029)        (0.116)            --        (0.584)        (0.584)
2001                      13.43       0.043         (0.625)        (0.582)        (0.008)       (1.240)        (1.248)
------------------------------------------------------------------------------------------------------------------------

                                                                                 Ratio
                                                                              of Expenses
                                                                               to Average
                                                                               Net Assets     Ratio of
                          Net                       Net                        Excluding         Net
                         Asset                    Assets,          Ratio      Fee Waivers    Investment
                        Value,                      End         of Expenses       and       Income (Loss)   Portfolio
                          End        Total**     of Period      to Average     Reduction     to Average      Turnover
                       of Period     Return        (000)        Net Assets    of Expenses    Net Assets        Rate
------------------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND
------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
For the periods ended July 31,:
2005+                  $                   %      $                      %              %             %              %
2004+                     11.78        1.82          3,647           1.72           1.91         (1.60)           125
2003+(1)                  11.74       17.40          4,097           1.75*          1.93*        (1.33)*           25
CLASS B SHARES
For the periods ended July 31,:
2005+                  $                   %      $                      %              %             %              %
2004+                     11.69        1.13            518           2.37           2.41         (2.25)           125
2003+(1)                  11.73       17.30             90           2.40*          2.43*        (1.81)*           25
CLASS C SHARES
For the periods ended July 31,:
2005+                  $                   %      $                      %              %             %              %
2004+                     11.69        1.13            941           2.37           2.41         (2.25)           125
2003+(1)                  11.73       17.30            456           2.40*          2.43*        (1.90)*           25
------------------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE FUND
------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
For the periods ended July 31,:
2005+                  $                   %      $                      %              %             %              %
2004+                     15.82       20.43         36,155           1.57           1.75         (0.02)            20
2003+                     13.36       20.16         23,436           1.48           1.66          0.41             24
2002+                     11.13       (0.16)        15,708           1.60           1.77         (0.19)            99
2001                      11.76       (3.10)         9,496           1.69           1.80         (0.06)           215
CLASS B SHARES
For the periods ended July 31,:
2005+                  $                   %      $                      %              %             %              %
2004+                     15.36       19.68         14,079           2.22           2.25         (0.67)            20
2003+                     13.03       19.21         11,367           2.15           2.18         (0.24)            24
2002+                     10.93       (0.79)         9,047           2.25           2.27         (0.82)            99
2001                      11.63       (3.71)         6,081           2.29           2.31         (0.55)           215
CLASS C SHARES
For the periods ended July 31,:
2005+                  $                   %      $                      %              %             %              %
2004+                     15.31       19.70         11,926           2.26           2.30         (0.73)            20
2003+                     12.99       19.17          3,473           2.13           2.16         (0.23)            24
2002+                     10.90       (0.79)         2,007           2.25           2.23         (0.76)            99
2001                      11.60       (3.71)           671           2.29           2.31         (0.66)           215
------------------------------------------------------------------------------------------------------------------------


AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

  *   Annualized
 ** Total return does not reflect the sales charge. Total return is for the period indicated and has not been annualized.
  +   Per share amounts calculated using average shares method.
 ++   Includes a $0.037 distribution in excess of net investment income.
(1)   Commenced operations on April 28, 2003.

----------
PROSPECTUS
----------
64

HIGHMARK FUNDS
--------------------------------------------------------------------------------


                                     Investment Activities                   Dividends and Distributions
                                   -------------------------                 ---------------------------
                                                    Net
                                                  Realized
                          Net                       and
                         Asset                   Unrealized                                                Total from
                        Value,         Net       Gain (Loss)        Total          Net                      Dividends
                       Beginning    Investment       on             from       Investment      Capital         and
                       of Period   Income (Loss) Investments     Operations      Income         Gains     Distributions
------------------------------------------------------------------------------------------------------------------------
VALUE MOMENTUM FUND
------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
For the periods ended July 31,:
2005+                  $            $             $              $              $             $              $
2004+                     20.71       0.221          2.890          3.111         (0.229)       (1.032)        (1.261)
2003+                     20.04       0.225          1.584          1.809         (0.217)       (0.922)        (1.139)
2002+                     26.99       0.195         (5.401)        (5.206)        (0.191)       (1.553)        (1.744)
2001                      29.09       0.160         (0.394)        (0.234)        (0.184)       (1.682)        (1.866)
CLASS B SHARES
For the periods ended July 31,:
2005+                  $            $             $              $              $             $              $
2004+                     20.54       0.076          2.862          2.938         (0.096)       (1.032)        (1.128)
2003+                     19.90       0.101          1.565          1.666         (0.104)       (0.922)        (1.026)
2002+                     26.81       0.038         (5.341)        (5.303)        (0.054)       (1.553)        (1.607)
2001                      28.95      (0.013)        (0.411)        (0.424)        (0.034)       (1.682)        (1.716)
CLASS C SHARES
For the periods ended July 31,:
2005+                  $            $             $              $              $             $              $
2004+                     20.51       0.077          2.862          2.939         (0.097)       (1.032)        (1.129)
2003+                     19.87       0.102          1.563          1.665         (0.103)       (0.922)        (1.025)
2002+                     26.80       0.037         (5.359)        (5.322)        (0.055)       (1.553)        (1.608)
2001                      28.94      (0.093)        (0.329)        (0.422)        (0.036)       (1.682)        (1.718)
------------------------------------------------------------------------------------------------------------------------
BOND FUND
------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
For the periods ended July 31,:
2005+                  $            $             $              $              $             $              $
2004+                     10.68       0.459          0.015          0.474         (0.484)           --         (0.484)
2003+                     10.57       0.541       $  0.122          0.663         (0.553)           --         (0.553)
2002+                     10.78       0.626         (0.202)         0.424         (0.634)           --         (0.634)
2001                      10.16       0.639          0.621          1.260         (0.640)           --         (0.640)
CLASS B SHARES
For the periods ended July 31,:
2005+                  $            $             $              $              $             $              $
2004+                     10.65       0.379          0.015          0.394         (0.404)           --         (0.404)
2003+                     10.54       0.449          0.127          0.576         (0.466)           --         (0.466)
2002+                     10.76       0.528         (0.209)         0.319         (0.539)           --         (0.539)
2001(2)                   10.39       0.361          0.389          0.750         (0.380)           --         (0.380)
CLASS C SHARES
For the period ended July 31,:
2005+                  $            $             $              $              $             $              $
2004+(3)                  10.80       0.288         (0.158)         0.130         (0.310)           --         (0.310)
------------------------------------------------------------------------------------------------------------------------

                                                                                 Ratio
                                                                              of Expenses
                                                                               to Average
                                                                               Net Assets     Ratio of
                          Net                       Net                        Excluding         Net
                         Asset                    Assets,          Ratio      Fee Waivers    Investment
                        Value,                      End         of Expenses       and       Income (Loss)   Portfolio
                          End        Total**     of Period      to Average     Reduction     to Average      Turnover
                       of Period     Return        (000)        Net Assets    of Expenses    Net Assets        Rate
------------------------------------------------------------------------------------------------------------------------
VALUE MOMENTUM FUND
------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
For the periods ended July 31,:
2005+                  $                   %      $                      %              %             %              %
2004+                     22.56       15.36         28,461           1.17           1.36          1.00             20
2003+                     20.71        9.74         27,208           1.19           1.36          1.18              6
2002+                     20.04      (20.25)        26,595           1.18           1.35          0.81             12
2001                      26.99       (0.80)        42,466           1.17           1.35          0.59              3
CLASS B SHARES
For the periods ended July 31,:
2005+                  $                   %      $                      %              %             %              %
2004+                     22.35       14.59          9,208           1.82           1.86          0.35             20
2003+                     20.54        9.00          8,139           1.84           1.86          0.54              6
2002+                     19.90      (20.71)         8,427           1.83           1.85          0.16             12
2001                      26.81       (1.48)        10,292           1.82           1.85         (0.05)             3
CLASS C SHARES
For the periods ended July 31,:
2005+                  $                   %      $                      %              %             %              %
2004+                     22.32       14.62            788           1.82           1.86          0.35             20
2003+                     20.51        9.01            776           1.84           1.86          0.54              6
2002+                     19.87      (20.79)           845           1.83           1.85          0.15             12
2001                      26.80       (1.47)         1,038           1.82           1.85         (0.06)             3
------------------------------------------------------------------------------------------------------------------------
BOND FUND
------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
For the periods ended July 31,:
2005+                  $                   %      $                      %              %             %              %
2004+                     10.67        4.47         47,039           1.00           1.26          4.24             45
2003+                     10.68        6.32         56,529           0.91           1.24          4.98             58
2002+                     10.57        4.03         52,683           0.75           1.25          5.86             18
2001                      10.78       12.75         15,316           0.75           1.23          5.98             19
CLASS B SHARES
For the periods ended July 31,:
2005+                  $                   %      $                      %              %             %              %
2004+                     10.64        3.71          9,603           1.73           1.76          3.51             45
2003+                     10.65        5.49         12,157           1.72           1.74          4.14             58
2002+                     10.54        3.03          8,209           1.73           1.75          4.95             18
2001(2)                   10.76        7.32          2,278           1.73*          1.75*         4.29*            19
CLASS C SHARES
For the period ended July 31,:
2005+                  $                   %      $                      %              %             %              %
2004+(3)                  10.62        1.21             13           1.53*          1.58*         3.99*            45
------------------------------------------------------------------------------------------------------------------------


 AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

  *   Annualized
 ** Total return does not reflect the sales charge. Total return is for the period indicated and has not been annualized.
  +   Per share amounts calculated using average shares method.


(1)   Commenced operations on November 30, 2000.
(2)   Commenced operations on November 28, 2003.

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------


                                                                              65

--------------------------------------------------------------------------------

                                     Investment Activities                   Dividends and Distributions
                                   -------------------------                 ---------------------------
                                                    Net
                                                  Realized
                          Net                       and
                         Asset                   Unrealized                                                Total from
                        Value,         Net       Gain (Loss)        Total          Net                      Dividends
                       Beginning    Investment       on             from       Investment      Capital         and
                       of Period   Income (Loss) Investments     Operations      Income         Gains     Distributions
------------------------------------------------------------------------------------------------------------------------
CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND
------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
For the periods ended July 31,:
2005+                  $            $             $              $              $             $              $
2004+                     10.31       0.358         (0.004)         0.354         (0.364)       (0.020)        (0.384)
2003+                     10.44       0.371         (0.118)         0.253         (0.371)       (0.012)        (0.383)
2002+                     10.28       0.401          0.193          0.594         (0.400)       (0.034)        (0.434)
2001                       9.94       0.422          0.342          0.764         (0.424)           --         (0.424)
CLASS B SHARES
For the periods ended July 31,:
2005+                  $            $             $              $              $             $              $
2004+                     10.31       0.280         (0.004)         0.276         (0.286)       (0.020)        (0.306)
2003+                     10.44       0.280         (0.113)         0.167         (0.285)       (0.012)        (0.297)
2002+                     10.29       0.297          0.192          0.489         (0.305)       (0.034)        (0.339)
2001                       9.95       0.338          0.335          0.673         (0.333)           --         (0.333)
CLASS C SHARES
For the period ended July 31,:
2005+                  $            $             $              $              $             $              $
2004+(1)                  10.50       0.209         (0.201)         0.008         (0.218)       (0.020)        (0.238)
------------------------------------------------------------------------------------------------------------------------
NATIONAL INTERMEDIATE TAX-FREE BOND FUND
------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
For the periods ended July 31,:
2005+                  $            $             $              $              $             $              $
2004+                     11.61       0.444         (0.104)         0.340         (0.429)       (0.001)        (0.430)
2003+(2)                  11.56       0.334          0.037          0.371         (0.321)           --         (0.321)
CLASS C SHARES
For the period ended July 31,:
2005+                  $            $             $              $              $             $              $
2004+(1)                  11.78       0.343         (0.315)         0.028         (0.267)       (0.001)        (0.268)
------------------------------------------------------------------------------------------------------------------------
SHORT TERM BOND FUND
------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
For the period ended July 31,:
2005+(3)               $            $             $              $              $             $              $
CLASS C SHARES
For the period ended July 31,:
2005+(4)               $            $             $              $              $             $              $
------------------------------------------------------------------------------------------------------------------------
INCOME PLUS ALLOCATION FUND
------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
For the period ended July 31,:
2005+(5)               $            $             $              $              $             $              $
CLASS C SHARES
For the period ended July 31,:
2005+(5)               $            $             $              $              $             $              $
------------------------------------------------------------------------------------------------------------------------

                                                                                 Ratio
                                                                              of Expenses
                                                                               to Average
                                                                               Net Assets     Ratio of
                          Net                       Net                        Excluding         Net
                         Asset                    Assets,          Ratio      Fee Waivers    Investment
                        Value,                      End         of Expenses       and       Income (Loss)   Portfolio
                          End        Total**     of Period      to Average     Reduction     to Average      Turnover
                       of Period      Return       (000)        Net Assets    of Expenses    Net Assets        Rate
------------------------------------------------------------------------------------------------------------------------
CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND
s-----------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
For the periods ended July 31,:
2005+                  $                   %      $                      %              %             %              %
2004+                     10.28        3.44         62,762           0.75           1.27          3.43              1
2003+                     10.31        2.41         91,632           0.64           1.27          3.51              3
2002+                     10.44        5.91         99,166           0.47           1.25          3.88              2
2001                      10.28        7.85         68,797           0.46           1.22          4.20             12
CLASS B SHARES
For the periods ended July 31,:
2005+                  $                   %      $                      %              %             %              %
2004+                     10.28        2.67          7,448           1.50           1.77          2.68              1
2003+                     10.31        1.58          9,652           1.49           1.77          2.65              3
2002+                     10.44        4.84          7,419           1.47           1.76          2.88              2
2001                      10.29        6.87          3,349           1.46           1.73          3.20             12
CLASS C SHARES
For the period ended July 31,:
2005+                  $                   %      $                      %              %             %              %
2004+(1)                  10.27        0.07            548           1.25*          1.53*         3.00*             1
------------------------------------------------------------------------------------------------------------------------
NATIONAL INTERMEDIATE TAX-FREE BOND FUND
------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
For the periods ended July 31,:
2005+                  $                   %      $                      %              %             %              %
2004+                     11.52        2.93          4,698           0.53           1.27          3.79              2
2003+(2)                  11.61        3.20          2,674           0.53*          1.26*         3.59*             4
CLASS C SHARES
For the period ended July 31,:
2005+                  $                   %      $                      %              %             %              %
2004+(1)                  11.54        0.23             --++         0.67*          0.67*         4.30*             2
------------------------------------------------------------------------------------------------------------------------
SHORT TERM BOND FUND
------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
For the period ended July 31,:
2005+(3)               $                   %      $                      %              %             %              %
CLASS C SHARES
For the period ended July 31,:
2005+(4)               $                   %      $                      %              %             %              %
------------------------------------------------------------------------------------------------------------------------
INCOME PLUS ALLOCATION FUND
------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
For the period ended July 31,:
2005+(5)               $                   %      $                      %              %             %              %
CLASS C SHARES
For the period ended July 31,:
2005+(5)               $                   %      $                      %              %             %              %
------------------------------------------------------------------------------------------------------------------------


AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

  *   Annualized
 ** Total return does not reflect the sales charge. Total return is for the period indicated and has not been annualized.
  +   Per share amounts calculated using average shares method.
 ++   Amount represents less than $1,000.

(1)   Commenced operations on November 28, 2003.
(2)   Commenced operations on October 18, 2002.
(3)   Commenced operations on November 2, 2004.
(4)   Commenced operations on November 29, 2004.
(5)   Commenced operations on October 12, 2004.

----------
PROSPECTUS
----------
66

HIGHMARK FUNDS
--------------------------------------------------------------------------------


                                     Investment Activities                   Dividends and Distributions
                                   -------------------------                 ---------------------------
                                                     Net
                                                  Realized
                          Net                        and
                         Asset                   Unrealized                                                 Total from
                        Value,         Net       Gain (Loss)        Total          Net                       Dividends
                       Beginning    Investment       on             from       Investment      Capital          and
                       of Period   Income (Loss) Investments     Operations      Income         Gains     Distributions
------------------------------------------------------------------------------------------------------------------------
GROWTH & INCOME ALLOCATION FUND
------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
For the period ended July 31,:
2005+(1)               $            $             $              $              $             $              $
CLASS C SHARES
For the period ended July 31,:
2005+(1)               $            $             $              $              $             $              $
------------------------------------------------------------------------------------------------------------------------
CAPITAL GROWTH ALLOCATION FUND
------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
For the period ended July 31,:
2005+(1)               $            $             $              $              $             $              $
CLASS C SHARES
For the period ended July 31,:
2005+(1)               $            $             $              $              $             $              $
------------------------------------------------------------------------------------------------------------------------

                                                                                 Ratio
                                                                              of Expenses
                                                                              to Average
                                                                              Net Assets      Ratio of
                          Net                       Net                        Excluding         Net
                         Asset                    Assets,          Ratio      Fee Waivers    Investment
                        Value,                      End         of Expenses       and       Income (Loss)   Portfolio
                          End        Total**     of Period      to Average     Reduction     to Average      Turnover
                       of Period      Return       (000)        Net Assets    of Expenses    Net Assets        Rate
------------------------------------------------------------------------------------------------------------------------
GROWTH & INCOME ALLOCATION FUND
------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
For the period ended July 31,:
2005+(1)               $                   %      $                      %              %             %            %
CLASS C SHARES
For the period ended July 31,:
2005+(1)               $                   %      $                      %              %             %            %
------------------------------------------------------------------------------------------------------------------------
CAPITAL GROWTH ALLOCATION FUND
------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
For the period ended July 31,:
2005+(1)               $                   %      $                      %              %             %            %
CLASS C SHARES
For the period ended July 31,:
2005+(1)               $                   %      $                      %              %             %            %
------------------------------------------------------------------------------------------------------------------------


AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

  *   Annualized
 ** Total return does not reflect the sales charge. Total return is for the period indicated and has not been annualized.
  +   Per share amounts calculated using average shares method.

(1)   Commenced operations on October 12, 2004.

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              67

--------------------------------------------------------------------------------

OTHER INVESTMENT MATTERS


No Fund is a complete investment program. The investment objectives or goals of the Funds and the investment policies of the Funds can be changed without shareholder approval, except for the policies that are identified as "fundamental" in the SAI.


ALLOCATION OF INVESTMENTS OF THE ASSET ALLOCATION PORTFOLIOS

Each of the Asset Allocation Portfolios invests its assets in other mutual funds of HighMark Funds, which in turn invest in the stocks and/or bonds of entities in different industries, economic sectors and geographic regions. A description of the investment strategies of all of the underlying mutual funds except for the Diversified Money Market Fund can be found in the individual fund profiles set forth previously in this prospectus. A description of the investment strategies of the Diversified Money Market Fund can be found in "Investment Strategies of the Diversified Money Market Fund" below. In addition, a description of the securities and techniques used by the underlying Funds and the other Funds offered in this prospectus, as well as the main risks they pose may be found below. The Asset Allocation Portfolios may also hold government securities, cash and cash equivalents and other securities as permitted by Federal law.

The Asset Allocation Portfolios target to invest their assets in the underlying funds within the ranges set forth in the following table:

-------------------------------------------------------------------------------
FUND NAME                                 PERCENTAGE OF ASSETS INVESTED IN FUND
-------------------------------------------------------------------------------
                                                     GROWTH &        CAPITAL
                                  INCOME PLUS         INCOME         GROWTH
                                  ALLOCATION        ALLOCATION     ALLOCATION
                                     FUND              FUND           FUND
-------------------------------------------------------------------------------
Core Equity Fund                     0-40%            0-55%           0-70%
-------------------------------------------------------------------------------
Large Cap Growth Fund                0-20%            0-25%           0-30%
-------------------------------------------------------------------------------
Large Cap Value Fund                 0-20%            0-25%           0-30%
-------------------------------------------------------------------------------
Small Cap Growth Fund                0-20%            0-20%           0-20%
-------------------------------------------------------------------------------
Small Cap Value Fund                 0-20%            0-20%           0-20%
-------------------------------------------------------------------------------
Value Momentum Fund                  0-20%            0-30%           0-40%
-------------------------------------------------------------------------------
Bond Fund                            0-60%            0-40%           0-30%
-------------------------------------------------------------------------------
Short Term Bond Fund                 0-40%            0-30%           0-20%
-------------------------------------------------------------------------------
Diversified Money Market
Fund                                 0-40%            0-30%           0-20%
-------------------------------------------------------------------------------

INVESTMENT STRATEGIES OF THE DIVERSIFIED MONEY MARKET FUND. HighMark Diversified Money Market Fund seeks to generate current income with liquidity and stability of capital. To pursue this goal, the Fund invests primarily in high-quality, short-term debt securities. "High-quality" securities are those that at least one nationally recognized rating agency such as Standard & Poor's has judged financially strong enough to be included in its highest credit-quality category for short-term securities. The Fund may also invest in nonrated securities if the portfolio managers believe they are of comparably high quality. In choosing investments for the Fund, the portfolio managers consider several factors, including (1) the outlook for interest rates, (2) buying and selling activity in the high-quality, short-term securities market as a whole and/or individual securities, (3) current imbalances in the supply of high-quality, short-term securities relative to demand, and (4) the appropriateness of particular securities to the Fund's objectives. To limit the Fund's interest-rate risk, the Fund's managers will maintain an average weighted portfolio maturity of 90 days or less. In addition, each individual security in the portfolio will have an effective maturity of no more than 397 days. Although the portfolio managers strive to ensure that the Fund is diversified, from time to time they may concentrate the Fund's assets in certain securities issued by U.S. banks, U.S. branches of foreign banks and foreign branches of U.S. banks, to the extent permitted under applicable SEC guidelines, if they believe it is in the best interest of the Fund's shareholders.

----------
PROSPECTUS
----------
68

HIGHMARK FUNDS
--------------------------------------------------------------------------------


The Funds invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. The following table describes the securities and techniques the Funds use, as well as the main risks they pose. Equity securities are subject mainly to market risk. Fixed-income securities are subject primarily to market, credit and prepayment risk. Following the table is a more complete discussion of risk. You may also consult the SAI for more details about the securities in which the Funds may invest.


FUND NAME                                      FUND CODE

Balanced Fund                                  1
Core Equity Fund                               2
Large Cap Growth Fund                          3
Large Cap Value Fund                           4
Small Cap Growth Fund                          5
Value Momentum Fund                            6
Small Cap Value Fund                           7
Bond Fund                                      8
California Intermediate Tax-Free Bond Fund     9
National Intermediate Tax-Free Bond Fund       10
Short Term Bond Fund                           11
Diversified Money Market Fund                  12

INSTRUMENT                                                               FUND CODE       RISK TYPE
--------------------------------------------------------------------------------------------------------------------
ADJUSTABLE RATE MORTGAGE LOANS (ARMSS): Loans in a                       1, 8, 11        Prepayment
mortgage pool which provide for a fixed initial mortgage                                 Market
interest rate for a specified period of time, after which the rate                       Credit
may be subject to periodic adjustments.                                                  Regulatory
--------------------------------------------------------------------------------------------------------------------
AMERICAN DEPOSITORY RECEIPTS (ADRS): ADRs are foreign                    1-7             Market
Shares of a company held by a U.S. bank that issues a                                    Political
receipt evidencing ownership. ADRs pay dividends in U.S. dollars.                        Foreign Investment
--------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES: Securities backed by company                    1, 8-12         Prepayment
receivables, home equity loans, truck and auto loans,                                    Market
leases, credit card receivables and other securities backed                              Credit
by other types of receivables or assets.                                                 Regulatory
--------------------------------------------------------------------------------------------------------------------
BANKERS' ACCEPTANCES: Bills of exchange or time drafts                   1-8, 11, 12     Credit
drawn on and accepted by a commercial bank. They generally                               Liquidity
have maturities of six months or less.                                                   Market
--------------------------------------------------------------------------------------------------------------------
BONDS: Interest-bearing or discounted government or corporate            1-12            Market
securities that obligate the issuer to pay the bondholder                                Credit
a specified sum of money, usually at specific intervals, and                             Prepayment/Call
to repay the principal amount of the loan at maturity.
--------------------------------------------------------------------------------------------------------------------
CALL AND PUT OPTIONS: A call option gives the buyer the                  1-7, 9-11       Management
right to buy, and obligates the seller of the option to sell,                            Liquidity
a security at a specified price. A put option gives the buyer                            Credit
the right to sell, and obligates the seller of the option to buy,                        Market
a security at a specified price. The Funds may buy call and                              Leverage
put options and will sell only covered call options.
--------------------------------------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT: Negotiable instruments                          1-8, 11, 12     Market
with a stated maturity.                                                                  Credit
                                                                                         Liquidity
--------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER: Secured and unsecured short-term                       1-12            Credit
promissory notes issued by corporations and other entities.                              Liquidity
Their maturities generally vary from a few days to nine months.                          Market
--------------------------------------------------------------------------------------------------------------------
COMMON STOCK: Shares of ownership of a company.                          1-7             Market
--------------------------------------------------------------------------------------------------------------------

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              69

--------------------------------------------------------------------------------

INSTRUMENT                                                               FUND CODE       RISK TYPE
--------------------------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES: Bonds or preferred stock that                    1-7             Market
convert to common stock.                                                                 Credit
--------------------------------------------------------------------------------------------------------------------
DEMAND NOTES: Securities that are subject to puts and                    1-12            Market
standby commitments to purchase the securities at a fixed                                Liquidity
price (usually with accrued interest) within a fixed period                              Management
of time following demand by a Fund.
--------------------------------------------------------------------------------------------------------------------
DERIVATIVES: Instruments whose value is derived from an                  1-12            Management
underlying contract, index or security, or any combination                               Market
thereof, including futures, options (e.g., puts and calls),                              Credit
options on futures, swap agreements, and some                                            Liquidity
mortgage-backed securities.                                                              Leverage
                                                                                         Prepayment/Call
--------------------------------------------------------------------------------------------------------------------
FOREIGN SECURITIES: Stocks issued by foreign companies                   1-8, 11, 12     Market
including ADRs and Global Depository Receipts (GDRs), as well                            Political
as commercial paper of foreign issuers and obligations of                                Foreign Investment
foreign governments, companies, banks, overseas branches of                              Liquidity
U.S. banks or supranational entities.                                                    Emerging Market
                                                                                         Call
--------------------------------------------------------------------------------------------------------------------
FORWARD FOREIGN CURRENCY CONTRACTS: An obligation to                     1-8, 11         Management
purchase or sell a specific amount of a currency at a fixed                              Liquidity
future date and price set by the parties involved at the time                            Credit
the contract is negotiated.                                                              Market
                                                                                         Political
                                                                                         Leverage
                                                                                         Foreign Investment
--------------------------------------------------------------------------------------------------------------------
FUTURES AND RELATED OPTIONS: A contract providing for the                1-11            Management
future sale and purchase of a specific amount of a specific                              Market
security, class of securities, or index at a specified time in                           Credit
the future and at a specified price. The aggregate value                                 Liquidity
of options on securities (long puts and calls) will not exceed                           Leverage
10% of a HighMark Equity Fund's net assets at the time it
purchases the options. Each Equity Fund will limit obligations under futures, options on futures, and options on securities to no more than 25% of the Fund's assets. The HighMark Fixed
Income Funds may invest in futures and options on futures for the purpose of achieving their objectives and for adjusting
their portfolio's duration. Each of these Funds will limit their obligations under futures contracts and related options to
no more than 10% of its assets.
--------------------------------------------------------------------------------------------------------------------
HIGH-YIELD/HIGH-RISK BONDS: Bonds rated below investment                 1-11            Credit
grade by the primary rating agencies (e.g., BB or lower by                               Market
Standard & Poor's and Ba or lower by Moody's). These                                     Liquidity
securities are considered speculative and involve greater
risk of loss than investment grade bonds. Also called "lower rated bonds," "noninvestment grade bonds" and "junk bonds."
--------------------------------------------------------------------------------------------------------------------
ILLIQUID SECURITIES: Securities that ordinarily cannot be                1-12            Liquidity
sold within seven business days at the value the Fund                                    Market
has estimated for them. Each Fund may invest up to
15% of its net assets in illiquid securities.
--------------------------------------------------------------------------------------------------------------------

----------
PROSPECTUS
----------
70

HIGHMARK FUNDS
--------------------------------------------------------------------------------

INSTRUMENT                                                               FUND CODE       RISK TYPE
--------------------------------------------------------------------------------------------------------------------
INDEX-BASED SECURITIES: Index-based securities such as                   1-7             Market
Standard & Poor's Depository Receipts ("SPDRs") and
NASDAQ-100 Index Tracking Stock ("NASDAQ 100s"), represent
ownership in a long-term unit investment trust that holds a
portfolio of common stocks designed to track the price
performance and dividend yield of an index, such as the S&P
500 Index or the NASDAQ-100 Index. Index-based securities
entitle a holder to receive proportionate quarterly cash
distributions corresponding to the dividends that accrue to
the index stocks in the underlying portfolio, less trust
expenses.
--------------------------------------------------------------------------------------------------------------------
INVESTMENT COMPANY SECURITIES: Shares of registered investment           1-12            Market
companies. These may include HighMark Money Market Funds and other registered investment companies for which HighMark, its
sub-advisers, or any of their affiliates serves as investment adviser, administrator or distributor. Each of the Funds may invest up to 5% of its assets in the Shares of any one registered
investment company. A Fund may not, however, own more than 3% of the securities of any one registered investment company or invest more than 10% of its assets in the Shares of other registered investment companies. As a shareholder of an investment company, a
Fund will indirectly bear investment management fees of that investment company, which are in addition to the management fees the Fund pays its own adviser.
--------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE SECURITIES: Securities rated BBB or higher              1-12            Market
by Standard & Poor's; Baa or better by Moody's; similarly                                Credit
rated by other nationally recognized rating organizations;                               Prepayment/Call
or, if not rated, determined to be of comparably high
quality by the Adviser.
--------------------------------------------------------------------------------------------------------------------
MONEY MARKET INSTRUMENTS: Investment-grade, U.S.                         1-12            Market
dollar-denominated debt securities with remaining                                        Credit
maturities of one year or less. These may include short-term
U.S. government obligations, commercial paper and other
short-term corporate obligations, repurchase agreements
collateralized with U.S. government securities, certificates of deposit, bankers' acceptances, and other financial
institution obligations. These securities may carry fixed or variable interest rates.
--------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES: Bonds backed by real                         1, 8-12         Prepayment
estate loans and pools of loans. These include                                           Market
collateralized mortgage obligations (CMOs) and                                           Credit
real estate mortgage investment conduits (REMICs).                                       Regulatory
--------------------------------------------------------------------------------------------------------------------

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------

                                                                              71


--------------------------------------------------------------------------------

INSTRUMENT                                                               FUND CODE       RISK TYPE
--------------------------------------------------------------------------------------------------------------------
MUNICIPAL FORWARDS: Forward commitments to purchase                      9, 10           Market
tax-exempt bonds with a specific coupon to be                                            Leverage
delivered by an issuer at a future date (typically                                       Liquidity
more than 45 days but less than one year). Municipal                                     Credit
forwards are normally used as a refunding mechanism for
bonds that may be redeemed only on a designated future
date. Any Fund that makes use of municipal forwards
will maintain liquid, high-grade securities in a segregated
account in an amount at least equal to the purchase price
of the municipal forward.
--------------------------------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES: Securities issued by a state or                    9, 10, 12       Market
political subdivision to obtain funds for various public                                 Credit
purposes. Municipal securities may include revenue bonds,                                Political
certificates of participation, both taxable and tax exempt                               Tax
private activity bonds and industrial development bonds, as                              Regulatory
well as general obligation bonds, tax anticipation notes, bond                           Prepayment/Call
anticipation notes, revenue anticipation notes, project notes, other short-term obligations such as municipal leases, and
obligations of municipal housing authorities (single family
revenue bonds).

There are two general types of municipal bonds: GENERAL-OBLIGATION
BONDS, which are secured by the taxing power of the issuer (and, in
California, have the approval of voters) and REVENUE BONDS, which take many shapes and forms but are generally backed by revenue from a specific project or tax. These include, but are not limited to,certificates of participation (COPs); utility and sales tax revenues;tax increment or tax allocations; housing and special tax, including assessment district and community facilities district
(Mello-Roos) issues which are secured by taxes on specific real estate parcels; hospital revenue;and industrial development bonds that are secured by the financial resources of a private company.
--------------------------------------------------------------------------------------------------------------------
OBLIGATIONS OF SUPRANATIONAL AGENCIES: Securities issued                 1-11            Credit
by supranational agencies that are chartered to promote                                  Foreign Investment
economic development and are supported by various                                        Prepayment/Call
governments and government agencies.
--------------------------------------------------------------------------------------------------------------------
PARTICIPATION INTERESTS: Interests in municipal securities from          1, 9, 10        Market
financial institutions such as commercial and investment banks,                          Liquidity
savings and loan associations and insurance companies. These                             Credit
interests are usually structured as some form of indirect ownership                      Tax
that allows the Fund to treat the income from the investment as exempt from federal income tax. The Fund invests in these interests to obtain credit enhancement on demand features that would be available through direct ownership of the underlying municipal securities.
--------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS: Equity securities that generally pay dividends         1-7             Market
at a specified rate and take precedence over common stock in the payment of dividends or in the event of liquidation.
Preferred stock generally does not carry voting rights.
--------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: The purchase of a security and                    1-12            Market
the simultaneous commitment to return the security to the                                Leverage
seller at an agreed upon price on an agreed upon date.
This is treated as a loan.
--------------------------------------------------------------------------------------------------------------------

----------
PROSPECTUS
----------

72


HIGHMARK FUNDS
--------------------------------------------------------------------------------

INSTRUMENT                                                               FUND CODE       RISK TYPE
--------------------------------------------------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENTS: The sale of a security                    1-12            Market
and the simultaneous commitment to buy the security back                                 Leverage
at an agreed upon price on an agreed upon date. This is
treated as a borrowing by a Fund.
--------------------------------------------------------------------------------------------------------------------
RESTRICTED SECURITIES: Securities not registered under the               1-12            Liquidity
Securities Act of 1933, such as privately placed commercial                              Market
paper and Rule 144A securities.
--------------------------------------------------------------------------------------------------------------------
SECURITIES LENDING: The lending of up to 33 1/3% of the                  1-12            Market
Fund's total assets. In return the Fund will receive                                     Leverage
cash, other securities and/or letters of credit.                                         Liquidity
                                                                                         Credit
--------------------------------------------------------------------------------------------------------------------
SWAP AGREEMENTS: A transaction where one                                 1-11            Management
security or characteristic of a security is swapped                                      Market
for another. An example is when one party trades                                         Credit
newly issued stock for existing bonds with                                               Liquidity
another party.                                                                           Leverage
--------------------------------------------------------------------------------------------------------------------
TAX-EXEMPT COMMERCIAL PAPER: Commercial paper                            9, 10           Credit
issued by governments and political sub-divisions.                                       Liquidity
                                                                                         Market
                                                                                         Tax
--------------------------------------------------------------------------------------------------------------------
TIME DEPOSITS: Non-negotiable receipts issued by a bank in               1-8, 11, 12     Liquidity
exchange for a deposit of money.                                                         Credit
                                                                                         Market
--------------------------------------------------------------------------------------------------------------------
TREASURY RECEIPTS: Treasury receipts, Treasury investment                1-12            Market
growth receipts, and certificates of accrual of Treasury securities.
--------------------------------------------------------------------------------------------------------------------
UNIT INVESTMENT TRUSTS: A type of investment vehicle,                    1-8, 11         Market
registered with the Securities and Exchange Commission
under the Investment Company Act of 1940, that purchases a
fixed portfolio of income-producing securities, such as
corporate, municipal, or government bonds, mortgage-backed
securities, or preferred stock. Unit holders receive an
undivided interest in both the principal and the income
portion of the portfolio in proportion to the amount of
capital they invest. The portfolio of securities remains
fixed until all the securities mature and unit holders have
recovered their principal.
--------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY SECURITIES: Securities issued by agencies         1-12            Market
and instrumentalities of the U.S. government. These include Ginnie                       Credit
Mae, Fannie Mae, and Freddie Mac.                                                        Call
--------------------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS: Bills, notes, bonds, separately traded        1-12            Market
registered interest and principal securities, and coupons under bank entry safekeeping.
--------------------------------------------------------------------------------------------------------------------
VARIABLE AMOUNT MASTER DEMAND NOTES:                                     12              Credit
Unsecured demand notes that permit the indebtedness to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between HighMark Funds and the issuer, they are not normally traded. Although there is no secondary market in these notes, the Fund may demand payment of principal and accrued interest at specified intervals.
--------------------------------------------------------------------------------------------------------------------

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------

                                                                              73


--------------------------------------------------------------------------------

INSTRUMENT                                                               FUND CODE       RISK TYPE
--------------------------------------------------------------------------------------------------------------------
VARIABLE AND FLOATING RATE INSTRUMENTS: Obligations with                 1-12            Credit
interest rates that are reset daily, weekly, quarterly or on                             Liquidity
some other schedule. Such instruments may be payable to                                  Market
a Fund on demand.
--------------------------------------------------------------------------------------------------------------------
WARRANTS: Securities that give the holder the right to buy a             1-7, 10         Market
proportionate amount of common stock at a specified price.                               Credit
Warrants are typically issued with preferred stock and bonds.
--------------------------------------------------------------------------------------------------------------------
WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS:                          1-12            Market
A purchase of, or contract to purchase, securities at a fixed                            Credit
price for delivery at a future date. The portfolio managers                              Leverage
of each Fund expect that commitments to enter into forward                               Liquidity
commitments or purchase when-issued securities will not
exceed 25% of the Fund's total assets.
--------------------------------------------------------------------------------------------------------------------
YANKEE BONDS AND SIMILAR DEBT OBLIGATIONS: U.S. dollar                   1, 8-12         Market
denominated bonds issued by foreign corporations or                                      Credit
governments. Sovereign bonds are those issued by the                                     Call
government of a foreign country. Supranational bonds are
those issued by supranational entities, such as the World
Bank and European Investment Bank. Canadian bonds are
those issued by Canadian provinces.
--------------------------------------------------------------------------------------------------------------------
ZERO-COUPON DEBT OBLIGATIONS: Bonds and other types of                   1-12            Credit
debt that pay no interest, but are issued at a discount from                             Market
their value at maturity. When held to maturity, their entire                             Zero Coupon
return equals the difference between their issue price and
their maturity value.
--------------------------------------------------------------------------------------------------------------------

OTHER RISKS

Fiduciary shares of the Core Equity Fund, Large Cap Growth Fund, Large Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Value Momentum Fund, Bond Fund, Short Term Bond Fund and Diversified Money Market Fund (collectively the "Underlying Funds") are offered to the Asset Allocation Portfolios. The Asset Allocation Portfolios, individually or collectively, may own significant amounts of shares of each Underlying Fund from time to time. The Asset Allocation Portfolios typically use asset allocation strategies pursuant to which they frequently may increase or decrease the amount of shares of any of the Underlying Funds they own, which could occur daily in volatile market conditions. Depending on a number of factors, including the cash flows into and out of an Underlying Fund as a result of the activity of other investors, an Underlying Fund's asset levels and an Underlying Fund's then-current liquidity, purchases and sales by an Asset Allocation Portfolio could require the Underlying Funds to purchase or sell portfolio securities, increasing the Underlying Funds' transaction costs and possibly reducing the Underlying Funds' performance.

GLOSSARY OF
INVESTMENT RISKS

This section discusses the risks associated with the securities and investment techniques listed above, as well as the risks mentioned under the heading "What are the main risks of investing in this Fund?" in each Fund profile. Because of these risks, the value of the securities held by the Funds may fluctuate, as will the value of your investment in the Funds. Certain types of investments and Funds are more susceptible to these risks than others.

CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Generally speaking, the lower a security's credit rating, the higher its credit risk. If a security's credit rating is downgraded, its price tends to decline sharply, especially as it becomes more probable that the issuer will default.

EMERGING MARKET RISK. To the extent that a Fund does invest in emerging markets to enhance overall returns, it may face higher political, foreign investment, and market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. See also FOREIGN INVESTMENT RISK below.

FOREIGN INVESTMENT RISK. Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar's value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. For instance, foreign governments may limit or prevent investors from transferring their capital out of a country. This may affect the value of your investment in the country that adopts such currency controls. Exchange rate fluctuations also may impair an issuer's ability to repay U.S. dollar denominated debt, thereby increasing credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete or inaccurate financial information about their issuers, smaller

----------
PROSPECTUS
----------

74


HIGHMARK FUNDS
--------------------------------------------------------------------------------

and less liquid securities markets, social upheavals or political actions ranging from tax code changes to governmental collapse. These risks are greater in the emerging markets than in the developed markets of Europe and Japan.

HEDGING. When a derivative (a security whose value is based on that of another security or index) is used as a hedge against an opposite position that a fund holds, any loss on the derivative should be substantially offset by gains on the hedged investment, and vice versa. Although hedging can be an effective way to reduce a Fund's risk, it may not always be possible to perfectly offset one position with another. As a result, there is no assurance that a Fund's hedging transactions will be effective.

INTEREST RATE RISK. The risk that debt prices overall will decline over short or even long periods due to rising interest rates. Interest rate risk should be modest for shorter-term securities, moderate for intermediate-term securities, and high for longer-term securities. Generally, an increase in the average maturity of a Fund will make it more sensitive to interest rate risk.

INVESTMENT STYLE RISK. The risk that the particular type of investment on which a Fund focuses (such as small-cap value stocks or large-cap growth stocks) may underperform other asset classes or the overall market. Individual market segments tend to go through cycles of performing better or worse than other types of securities. These periods may last as long as several years. Additionally, a particular market segment could fall out of favor with investors, causing a Fund that focuses on that market segment to underperform those that favor other kinds of securities.

LEVERAGE RISK. The risk associated with securities or investment practices that magnify small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

LIQUIDITY RISK. The risk that a security may be difficult or impossible to sell at the time and price the seller wishes. The seller may have to accept a lower price for the security, sell other securities instead, or forego a more attractive investment opportunity. All of this could hamper the management or performance of a Fund.

MANAGEMENT RISK. The risk that a strategy used by a Fund's portfolio manager may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

MARKET RISK. The risk that a security's market value may decline, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price the investor originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industrial sector or the market as a whole. For fixed-income securities, market risk is largely influenced by changes in interest rates. Rising interest rates typically cause the value of bonds to decrease, while falling rates typically cause the value of bonds to increase.

POLITICAL RISK. The risk of investment losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

PREPAYMENT & CALL RISK. The risk that a security's principal will be repaid at an unexpected time. Prepayment and call risk are related, but differ somewhat. Prepayment risk is the chance that a large number of the mortgages underlying a mortgage-backed security will be refinanced sooner than the investor had expected. Call risk is the possibility that an issuer will "call"--or repay--a high-yielding bond before the bond's maturity date. In both cases, the investor is usually forced to reinvest the proceeds in a security with a lower yield. This turnover may result in taxable capital gains and, in addition, may lower a portfolio's income. If an investor paid a premium for the security, the prepayment may result in an unexpected capital loss.

Prepayment and call risk generally increase when interest rates decline, and can make a security's yield as well as its market price more volatile. Generally speaking, the longer a security's maturity, the greater the prepayment and call risk it poses.

REGULATORY RISK. The risk that federal and state laws may restrict an investor from seeking recourse when an issuer has defaulted on the interest and/or principal payments it owes on its obligations. These laws include restrictions on foreclosures, redemption rights after foreclosure, Federal and state bankruptcy and debtor relief laws, restrictions on "due on sale" clauses, and state usury laws.

SMALL-COMPANY STOCK RISK. Investing in small companies is generally more risky than investing in large companies, for a variety of reasons. Many small companies are young and have limited track records. They also may have limited product lines, markets or financial resources. They may, in addition, be more vulnerable to adverse business or economic developments than larger companies. Stocks issued by small companies tend to be less liquid and more volatile than stocks of larger companies or the market averages in general. In addition, small companies may not be well-known to the investing public, may not have institutional ownership, and may have only cyclical, static, or moderate growth prospects. If a fund concentrates on small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies.

TAX RISK. The risk that the issuer of a security will fail to comply with certain requirements of the Internal Revenue Code, which would cause adverse tax consequences for the issuer and potential losses for its investors.

ZERO COUPON RISK. The market prices of securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities that pay interest periodically.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

HIGHMARK FUNDS SERVICE PROVIDERS:


INVESTMENT ADVISER & ADMINISTRATOR


HIGHMARK CAPITAL MANAGEMENT, INC.
475 Sansome Street San
Francisco, CA 94111

SUB - ADVISER (SMALL CAP VALUE FUND)

LSV ASSET MANAGEMENT
One North Wacker Drive, 40th Floor
Chicago, IL 60606

SUB - ADVISER (LARGE CAP GROWTH FUND)

WADDELL & REED INVESTMENT MANAGEMENT
6300 Lamar Avenue
Shawnee Mission, KS 66202

SUB - ADVISER (LARGE CAP VALUE FUND)

ARONSON+JOHNSON+ORTIZ, L.P.
230 South Broad Street, 20th Floor
Philadelphia, PA 19102

SUB - ADVISER (SMALL CAP GROWTH FUND)

CHARTWELL INVESTMENT PARTNERS,L.P.
1235 Westlakes Drive, Suite 400
Berwyn, PA 19312-2412

CUSTODIAN

UNION BANK OF CALIFORNIA, N.A.
475 Sansome Street San
Francisco, CA 94111


DISTRIBUTOR

SEI INVESTMENTS DISTRIBUTION CO.
Freedom Valley Drive
Oaks, PA 19456

INDEPENDENT REGISTERED
PUBLIC ACCOUNTANTS

TRANSFER AGENT


STATE STREET BANK & TRUST COMPANY
PO Box 8416
Boston, MA 02266

HOW TO OBTAIN MORE INFORMATION:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

More detailed information about the HighMark Funds is included in our SAI. The SAI has been filed with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI - ANNUAL REPORTS

These reports list the Funds' holdings and contain information on the market conditions and investment strategies that significantly affected the HighMark Funds' performance during the last year.

To obtain the SAI, the Annual or Semi-Annual Reports free of charge, or for more information:

BY TELEPHONE:  call 1-800-433-6884

BY MAIL:   write to us at
           SEI Investments Distribution Co.
           1 Freedom Valley Drive
           Oaks, PA 19456

BY INTERNET:  www.highmarkfunds.com

FROM THE SEC: You can also obtain the SAI, Annual and Semi-Annual Reports, and other information about the HighMark Funds from the SEC Website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, D.C. (for information call 1-202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.

HighMark Funds' Investment Company Act registration number is 811-05059.

[MOUNTAIN RANGE GRAPHIC OMITTED]

[HIGHMARK FUNDS(R) LOGO OMITTED]

445 South Figueroa Street  o  Suite 306  o  Los Angeles  o  California  o  90071

WWW.HIGHMARKFUNDS.COM

                                                                 HMK-PS-016-0100
                                                                   84823-B-11/04

--------------------------------------------------------------------------------
                                                                DECEMBER 1, 2005
--------------------------------------------------------------------------------


HIGHMARK
   The smarter approach to investing.

EQUITY
FIXED INCOME                      FIDUCIARY SHARES
--------------------------------------------------------------------------------
prospectus                          o Balanced Fund

                                    o Core Equity Fund

                                    o Large Cap Growth Fund

                                    o Large Cap Value Fund

                                    o Small Cap Growth Fund

                                    o Small Cap Value Fund

                                    o Value Momentum Fund

                                    o Bond Fund

                                    o California Intermediate Tax-Free Bond Fund

                                    o National Intermediate Tax-Free Bond Fund

                                    o Short Term Bond Fund

[MOUNTAIN RANGE GRAPHIC OMITTED]

[HIGHMARK FUNDS(R) LOGO OMITTED]

The Securities and Exchange Commission has not approved or disapproved of these securities or determined whether this prospectus is accurate or complete. Any representation to the contrary is unlawful.

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                               1

--------------------------------------------------------------------------------

HOW TO READ
THIS PROSPECTUS

HighMark Funds is a mutual fund family that offers different classes of Shares in separate investment portfolios (Funds). The Funds have various investment goals and strategies. This prospectus gives you important information about the Fiduciary Shares of HighMark's Equity and Fixed-Income Funds that you should know before investing. Certain Funds also offer additional classes of Shares called Class A, Class B and Class C Shares, which are offered in a separate prospectus.

Please read this prospectus and keep it for future reference. The prospectus is arranged into different sections so that you can easily review this important information. The next column contains general information you should know about investing in the HighMark Funds.

INDIVIDUAL HIGHMARK FUND PROFILES

EQUITY FUNDS
Balanced Fund .............................................................    2
Core Equity Fund ..........................................................    5
Large Cap Growth Fund .....................................................    8
Large Cap Value Fund ......................................................   11
Small Cap Growth Fund .....................................................   14
Small Cap Value Fund ......................................................   17
Value Momentum Fund .......................................................   20

FIXED-INCOME FUNDS
Bond Fund .................................................................   23
California Intermediate Tax-Free Bond Fund ................................   26
National Intermediate Tax-Free Bond Fund ..................................   29
Short Term Bond Fund ......................................................   32


SHAREOWNER GUIDE -- HOW TO INVEST IN THE
HIGHMARK FUNDS

Choosing a Share Class ....................................................   35
Payments to Financial Firms ...............................................   35
Opening an Account ........................................................   36
Buying Shares .............................................................   37
Selling Shares ............................................................   37
Exchanging Shares .........................................................   38
Transaction Policies ......................................................   38
Dividends and Distributions ...............................................   40
Taxes .....................................................................   40
Investor Services .........................................................   41

MORE ABOUT THE HIGHMARK FUNDS

Investment Management......................................................   42
Financial Highlights.......................................................   48
Other Investment Matters...................................................   51
Glossary of Investment Risks...............................................   57


FOR MORE INFORMATION ABOUT HIGHMARK FUNDS, PLEASE SEE THE BACK COVER OF THE PROSPECTUS

INTRODUCTION

Each HighMark Fund is a mutual fund. A mutual fund pools Shareholders' money and, using professional investment managers, invests it in securities such as stocks and bonds. Before you look at specific HighMark Funds, you should know a few basics about investing in mutual funds.

The value of your investment in a mutual fund is based on the market prices of the securities the mutual fund holds. These prices change daily due to economic trends and other developments that generally affect securities markets, as well as those that affect particular firms and other types of issuers. These price movements, also called volatility, vary depending on the types of securities a mutual fund owns and the markets where these securities trade.

AS WITH OTHER INVESTMENTS, YOU COULD LOSE MONEY ON YOUR INVESTMENT IN A MUTUAL FUND. YOUR INVESTMENT IN THE HIGHMARK FUNDS IS NOT A DEPOSIT OR AN OBLIGATION OF UNION BANK OF CALIFORNIA, N.A., ITS AFFILIATES OR ANY BANK. IT IS NOT INSURED BY THE FDIC OR ANY GOVERNMENT AGENCY.

Each Fund has its own investment goal and strategies for reaching that goal. There is no guarantee that a Fund will achieve its goal. Before investing, make sure that the Fund's goal matches your own.

The portfolio manager invests each Fund's assets in a way that he or she believes will help the Fund achieve its goal. A manager's judgments about the securities markets, economy and companies, and his or her method of investment selection, may cause a Fund to underperform other funds with similar objectives.

--------------------------------------------------------------------------------

[AMPERSAND GRAPHIC OMITTED]          FUND SUMMARY

[DOUBLE QUOTES GRAPHIC OMITTED]      INVESTMENT STRATEGY

[EXCLAMATION MARK GRAPHIC OMITTED]   WHAT ARE THE MAIN RISKS OF INVESTING
                                     IN THIS FUND?

[AT SIGN GRAPHIC OMITTED]            PERFORMANCE INFORMATION

[QUESTION MARK GRAPHIC OMITTED]      DID YOU KNOW?

[POUND SIGN GRAPHIC OMITTED]         FUND INFORMATION

[DOLLAR SIGN GRAPHIC OMITTED]        FEES AND EXPENSES

--------------------------------------------------------------------------------

----------
PROSPECTUS
----------
2

HIGHMARK EQUITY FUNDS
BALANCED FUND
--------------------------------------------------------------------------------

[AMPERSAND GRAPHIC OMITTED]  FUND SUMMARY
      INVESTMENT GOAL                  To seek capital appreciation and income; conservation of capital is a secondary consideration
      ------------------------------------------------------------------------------------------------------------------------------
      INVESTMENT FOCUS                 U.S. common stocks and investment grade bonds
      ------------------------------------------------------------------------------------------------------------------------------
      PRINCIPAL INVESTMENT STRATEGY    Diversifies across market segments and investment styles, including value and growth stocks as well as various types of bonds
      ------------------------------------------------------------------------------------------------------------------------------
      SHARE PRICE VOLATILITY           Moderate
      ------------------------------------------------------------------------------------------------------------------------------
      INVESTOR PROFILE                 Investors seeking the growth potential of stocks with the diversification value of bonds
      ------------------------------------------------------------------------------------------------------------------------------

[DOUBLE QUOTES GRAPHIC OMITTED]  INVESTMENT STRATEGY

HighMark Balanced Fund seeks capital appreciation and income. Conservation of capital is a secondary consideration. To pursue these goals, the Fund normally invests between 50% and 70% of its assets in equity securities, primarily common stocks, and at least 25% of its assets in fixed-income securities, primarily bonds. Within these ranges, the Fund's specific allocation among stocks, bonds and other securities will vary depending on the portfolio managers' assessment of business, economic and market conditions.

The Fund may invest in bonds of various maturities and types, including those issued by U.S. and foreign governments or companies, mortgage-backed securities and asset-backed securities. At least 90% of the bonds will be investment grade at the time the Fund purchases them.

To select bonds for the Fund, the portfolio managers consider such factors as the potential direction of interest rates and the U.S. economy; the outlook for one sector of the bond market versus another; and the value that one bond may represent versus another. They also consider the financial strength of each issuer and the possibility that its credit rating may be upgraded or downgraded. The Fund may continue to hold a bond that has been downgraded if the managers believe it is in Shareholders' best interest to do so.


The Balanced Fund invests primarily in the stocks of U.S. companies. Risk characteristics, such as sector exposure, market capitalization, dividend yield and other portfolio descriptors, should be relatively similar to the Standard & Poor's 500 Composite Index ("S&P 500 Index") on average, as well. Equity holdings are well-diversified and typically range between 60-90 companies held in the portfolio.

The Fund's portfolio managers tend to focus on common stocks of large, well-established companies that have strong financial characteristics, attractive growth prospects and are attractively valued relative to the market as well as versus other companies in similar businesses. These companies generally exhibit strong profitability and are increasing dividends with a reputation for high-quality management, products and services.

The Fund may invest in other types of securities in addition to those described above. In an effort to preserve the value of your investment under volatile market conditions, the managers may invest more than 20% of the Fund's assets in very short-term debt obligations called money market securities. Such a strategy could make it more difficult for the Fund to achieve its objective of capital appreciation and income.

For a more complete description of the securities in which the Fund can invest, please see "Other Investment Matters" on page 51.


[EXCLAMATION MARK GRAPHIC OMITTED]  WHAT ARE THE MAIN RISKS OF INVESTING
                                    IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

MARKET RISK: The possibility that the Fund's stock holdings will decline in price because of a broad stock market decline. Stock markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

INTEREST RATE RISK: The possibility that the value of the Fund's investments will decline due to an increase in interest rates. Generally, the longer the average maturity of the Fund's fixed-income portion, the greater its interest rate risk.

CREDIT RISK: The possibility that a bond issuer cannot make timely interest and principal payments on its bonds. The lower a bond's rating, the greater its credit risk.

INVESTMENT STYLE RISK: The possibility that the types of securities on which this Fund focuses will underperform other kinds of investments or the overall market.

If the Fund invests in securities with additional risks, its Share-price volatility accordingly could be greater and its performance lower. In addition, the Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay on your investment.


For more information about these risks, please see "Glossary of Investment Risks" on page 57.

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                               3

--------------------------------------------------------------------------------

[AT SIGN GRAPHIC OMITTED]  PERFORMANCE INFORMATION

The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how it will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S FIDUCIARY SHARES FROM YEAR TO YEAR.*

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

28.30%  15.78%  19.86%  10.13%  5.85%  -2.46%   -4.94%  -13.24% 18.37%  ___%
--------------------------------------------------------------------------------
 1995    1996    1997    1998   1999    2000     2001     2002   2003   2004

               BEST QUARTER                          WORST QUARTER

                 ______%                                ______%
              (___/___/___)                          (___/___/___)


* THE PERFORMANCE INFORMATION ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/2005 TO 9/30/2005 WAS ____%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/04 TO THOSE OF THE S&P 500 INDEX AND THE LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX.


                                                                      SINCE
                          1 YEAR       5 YEARS       10 YEARS       INCEPTION*
--------------------------------------------------------------------------------
BALANCED FUND(1)
 Fiduciary Shares(2)
--------------------------------------------------------------------------------
  Return Before Taxes     ____%         ____%         ____%           ____%
--------------------------------------------------------------------------------
  Return After Taxes
  on Distributions        ____%         ____%         ____%           ____%
--------------------------------------------------------------------------------
  Return After Taxes
  on Distributions and
  Sale of Fund Shares     ____%         ____%         ____%           ____%
--------------------------------------------------------------------------------
S&P 500 INDEX(3)          ____%         ____%         ____%           ____%+
--------------------------------------------------------------------------------
LEHMAN BROTHERS
U.S. AGGREGATE
BOND INDEX(4)             ____%         ____%         ____%           ____%+
--------------------------------------------------------------------------------
BLENDED INDEX(5)          ____%         ____%         ____%           ____%+
--------------------------------------------------------------------------------


(1) Performance data includes the performance of the Stepstone Balanced Fund for the period prior to its consolidation with the HighMark Balanced Fund on 4/25/97.

(2) After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3) The unmanaged S&P 500 Index is generally representative of the performance of large companies in the U.S. stock market.


(5) 60% S&P 500 Index/40% Lehman Brothers U.S. Aggregate Bond Index. The benchmark for the Fund has changed to 60% S&P 500 Index/40% Lehman Brothers U.S. Aggregate Bond Index because the blended benchmark better represents the investment policies of the Fund for comparison purposes.


(4) The unmanaged Lehman Brothers U.S. Aggregate Bond Index is generally representative of the bond market as a whole.

*     Since 2/01/91.

+     Since 2/28/91.

                                                                     (CONTINUED)

--------------------------------------------------------------------------------

[POUND SIGN GRAPHIC OMITTED]  FUND INFORMATION

      CLASS        CUSIP         TICKER
      ----------------------------------
      Fiduciary    431114792     HMBAX

--------------------------------------------------------------------------------

[QUESTION MARK GRAPHIC OMITTED]  DID YOU KNOW?

VALUE STOCKS are those that the managers believe may be undervalued relative to their earnings, financial strength or other qualities.

GROWTH STOCKS have a record of achieving consistent earnings and sales growth.

----------
PROSPECTUS
----------
4

HIGHMARK EQUITY FUNDS
BALANCED FUND (CONTINUED)
--------------------------------------------------------------------------------

[DOLLAR SIGN GRAPHIC OMITTED]  FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.


-------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
-------------------------------------------------------------------------------------------------
                                                                                        FIDUCIARY
                                                                                          SHARES
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)         0%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                   0%
Redemption Fee (as a percentage of amount redeemed, if applicable)*                         0%

-------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
-------------------------------------------------------------------------------------------------
                                                                                        FIDUCIARY
                                                                                          SHARES
Investment Advisory Fees                                                                  0.60%
Distribution (12b-1) Fees                                                                 0.00%
Other Expenses                                                                             ___%
   TOTAL ANNUAL FUND OPERATING EXPENSES                                                    ___%
Fee Waivers                                                                                ___%
   NET EXPENSES+                                                                           ___%


*     Does not include any wire transfer fees, if applicable.


+ The Fund's Adviser has agreed to contractually waive fees or reimburse expenses in order to keep total operating expenses for Fiduciary Shares from exceeding ____% for the period beginning December 1, 2005 and ending on November 30, 2006. The Fund's total actual operating expenses for the most recent fiscal year were less than the amount shown above because additional fees were waived or reimbursed in order to keep total operating expenses at a specified level. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses are expected to be as follows:

              Fiduciary Shares:   ___%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund's expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:


                       1 YEAR    3 YEARS    5 YEARS    10 YEARS
Fiduciary Shares        $___      $___       $___        $____

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                               5
HIGHMARK EQUITY FUNDS
CORE EQUITY FUND
--------------------------------------------------------------------------------

[AMPERSAND GRAPHIC OMITTED]  FUND SUMMARY
      INVESTMENT GOAL                  To seek long-term capital appreciation
      ------------------------------------------------------------------------------------------------------------------------
      INVESTMENT FOCUS                 U.S. common stocks
      ------------------------------------------------------------------------------------------------------------------------
      PRINCIPAL INVESTMENT STRATEGY    Attempts to identify companies with strong earnings growth selling at attractive values
      ------------------------------------------------------------------------------------------------------------------------
      SHARE PRICE VOLATILITY           Moderate to high
      ------------------------------------------------------------------------------------------------------------------------
      INVESTOR PROFILE                 Long-term investors seeking capital appreciation
      ------------------------------------------------------------------------------------------------------------------------

[DOUBLE QUOTES GRAPHIC OMITTED]  INVESTMENT STRATEGY


HighMark Core Equity Fund seeks long-term capital appreciation. To pursue this goal, the Fund invests primarily in the stocks of U.S. companies with capitalization similar to stocks in the Standard & Poor's 500 Composite Index ("S&P 500 Index"). Risk characteristics, such as sector exposure, dividend yield and other descriptors, should be relatively similar to the S&P 500 Index on average, as well. Fund holdings are well-diversified and typically range between 60-90 companies held in the portfolio.

To choose stocks for the Fund, the portfolio managers focus on common stocks of large-well-established companies that have strong financial characteristics, attractive growth prospects and are attractively valued relative to the market as well as versus other companies in similar businesses. These companies generally exhibit strong profitability and are increasing dividends.

Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities and generally will tend to keep cash exposure as low as practical to manage the Fund efficiently. The Fund may invest in other types of securities, including bonds, as appropriate to meet the Fund's objective. Under volatile market conditions or extraordinary cash flow situations, the managers may invest up to 20% of the Fund's assets in very short-term debt obligations called money market securities. Such a strategy could make it more difficult for the Fund to achieve its goals.

For a more complete description of the securities in which the Fund can invest, please see "Other Investment Matters" on page 51.


[EXCLAMATION MARK GRAPHIC OMITTED]  WHAT ARE THE MAIN RISKS OF INVESTING
                                    IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

MARKET RISK: The possibility that the Fund's stock holdings may decline in price because of a broad stock market decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

INVESTMENT STYLE RISK: The possibility that the securities on which this Fund focuses--the stocks of those companies with capitalization similar to those in the S&P 500 Index--may underperform other kinds of investments or the market as a whole.

In addition, the Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes you pay.


For more information about these risks, please see "Glossary of Investment Risks" on page 57.


                                                                     (CONTINUED)

----------
PROSPECTUS
----------
6

HIGHMARK EQUITY FUNDS
CORE EQUITY FUND (CONTINUED)
--------------------------------------------------------------------------------

[AT SIGN GRAPHIC OMITTED]  PERFORMANCE INFORMATION

The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S FIDUCIARY SHARES FROM YEAR TO YEAR.*

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

      -11.63%    -23.59%     27.22%     ___%
     ---------------------------------------
        2001      2002        2003      2004

               BEST QUARTER                          WORST QUARTER

                 ______%                                ______%
              (___/___/___)                          (___/___/___)

* THE PERFORMANCE INFORMATION ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/2005 TO 9/30/2005 WAS ____%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/04 TO THOSE OF THE S&P 500 INDEX.

                                         SINCE
                            1 YEAR     INCEPTION*
--------------------------------------------------
CORE EQUITY FUND
 Fiduciary Shares(1)
--------------------------------------------------
  Return Before Taxes        ____%       ____%
--------------------------------------------------
  Return After Taxes
  on Distributions           ____%       ____%
--------------------------------------------------
  Return After Taxes
  on Distributions and
  Sale of Fund Shares        ____%       ____%
--------------------------------------------------
S&P 500 INDEX(2) (reflects
 no deduction for fees,
 expenses or taxes)          ____%       ____%
--------------------------------------------------


(1) After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(2) The unmanaged S&P 500 Index generally reflects the performance of large companies in the U.S. stock market.

*     Since 5/31/00.

--------------------------------------------------------------------------------

[HASH SIGN GRAPHIC OMITTED]  FUND INFORMATION

      CLASS        CUSIP         TICKER
      ---------------------------------
      Fiduciary    431112788     HMCFX

--------------------------------------------------------------------------------

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                               7

--------------------------------------------------------------------------------

[DOLLAR SIGN GRAPHIC OMITTED]  FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.


--------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
--------------------------------------------------------------------------------------------------
                                                                                        FIDUCIARY
                                                                                          SHARES
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)         0%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                   0%
Redemption Fee (as a percentage of amount redeemed, if applicable)*                         0%

--------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
--------------------------------------------------------------------------------------------------
                                                                                        FIDUCIARY
                                                                                          SHARES
Investment Advisory Fees                                                                  0.60%
Distribution (12b-1) Fees                                                                 0.00%
Other Expenses                                                                             ___%
   TOTAL ANNUAL FUND OPERATING EXPENSES                                                    ___%
Fee Waivers                                                                                ___%
   NET EXPENSES+                                                                           ___%


*     Does not include any wire transfer fees, if applicable.


+ The Fund's Adviser has agreed to contractually waive fees or reimburse expenses in order to keep total operating expenses for Fiduciary Shares from exceeding ____% for the period beginning December 1, 2005 and ending on November 30, 2006. The Fund's total actual operating expenses for the most recent fiscal year were less than the amount shown above because additional fees were waived or reimbursed in order to keep total operating expenses at a specified level. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses are expected to be as follows:

              Fiduciary Shares:   ____%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return, and that the Fund's expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:


                       1 YEAR    3 YEARS     5 YEARS    10 YEARS
Fiduciary Shares        $___      $___        $___       $____

----------
PROSPECTUS
----------
8

HIGHMARK EQUITY FUNDS
LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------

[AMPERSAND GRAPHIC OMITTED]  FUND SUMMARY
      INVESTMENT GOAL                 To seek long-term capital appreciation through investments in equity securities; current income is incidental
      --------------------------------------------------------------------------------------------------------------------------
      INVESTMENT FOCUS                U.S. common stocks
      --------------------------------------------------------------------------------------------------------------------------
      PRINCIPAL INVESTMENT STRATEGY   Seeks to invest in companies offering above-average growth potential
      --------------------------------------------------------------------------------------------------------------------------
      SHARE PRICE VOLATILITY          Moderate to High
      --------------------------------------------------------------------------------------------------------------------------
      INVESTOR PROFILE                Long-term investors seeking capital appreciation
      --------------------------------------------------------------------------------------------------------------------------

[DOUBLE QUOTES GRAPHIC OMITTED]  INVESTMENT STRATEGY

HighMark Large Cap Growth Fund seeks long-term capital appreciation through investments in equity securities. The production of current income is an incidental objective. To pursue its primary goal, the Fund invests primarily in the equity securities of LARGE U.S. GROWTH-ORIENTED COMPANIES that the portfolio managers believe are also financially stable. Growth-oriented companies are those whose earnings are growing at a faster rate than the market as a whole, or have the potential to do so.

The portfolio managers attempt to select securities with appreciation possibilities by looking at many factors. These include:

o the company's market position, product line, technological position and prospects for increased earnings

o     the management capability of the company being considered

o     the short-term and long-term outlook for the industry being analyzed

o     changes in economic and political conditions

The portfolio managers may also analyze the demands of investors for the security relative to its price. Securities may be chosen when the portfolio managers anticipate a development that might have an effect on the value of a security.

In general, the portfolio managers may sell a security if they determine that the security no longer presents sufficient appreciation potential; this may be caused by, or be an effect of, changes in the industry of the issuer, loss by the company of its competitive position, and/or poor use of resources. The portfolio managers may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Under normal circumstances, the Fund will invest at least 80% of its assets in LARGE CAPITALIZATION COMPANIES.

In addition to those described above, the Fund may invest in other types of securities, including bonds. In an effort to preserve the value of your investment under volatile market conditions, the managers may invest more than 20% of the Fund's assets in very short-term debt obligations called money market securities. Such a strategy could make it more difficult for the Fund to achieve its goals.


For a more complete description of the securities in which the Fund can invest, please see "Other Investment Matters" on page 51.


[EXCLAMATION MARK GRAPHIC OMITTED]  WHAT ARE THE MAIN RISKS OF INVESTING
                                    IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

MARKET RISK: The possibility that the Fund's stock holdings will decline in price because of a general decline in the stock market. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

INVESTMENT STYLE RISK: The possibility that the kind of stocks on which this Fund focuses--those of large U.S. growth companies--will underperform other types of stock investments or the market as a whole.

In addition, the Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay.


For more information about these risks, please see "Glossary of Investment Risks" on page 57.

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                               9

--------------------------------------------------------------------------------

[AT SIGN GRAPHIC OMITTED]  PERFORMANCE
                           INFORMATION

The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how it will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S FIDUCIARY SHARES FROM YEAR TO YEAR.*

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

32.40%  21.56%  32.02%  31.76%  22.10%  -24.19% -35.54% -21.20%  25.12%   ___%
--------------------------------------------------------------------------------
 1995    1996    1997    1998    1999    2000    2001    2002     2003    2004

               BEST QUARTER                          WORST QUARTER

                 ______%                                ______%
              (___/___/___)                          (___/___/___)

* THE PERFORMANCE INFORMATION ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/2005 TO 9/30/2005 WAS ____%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/04 TO THOSE OF THE S&P 500/BARRA GROWTH INDEX.

                                                           SINCE
                          1 YEAR   5 YEARS   10 YEARS    INCEPTION*
--------------------------------------------------------------------
LARGE CAP GROWTH FUND
  Fiduciary Shares(1)
--------------------------------------------------------------------
  Return Before Taxes      ____%     ____%      ____%        ____%
--------------------------------------------------------------------
  Return After Taxes
  on Distributions         ____%     ____%      ____%        ____%
--------------------------------------------------------------------
  Return After Taxes
  on Distributions and
  Sale of Fund Shares      ____%     ____%      ____%        ____%
--------------------------------------------------------------------
S&P 500/BARRA
  GROWTH INDEX(2)          ____%     ____%      ____%        ____%+
--------------------------------------------------------------------


(1) After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(2) The unmanaged S&P 500/Barra Growth Index generally reflects the performance of large growth companies in the U.S. stock market.

*     Since 11/18/93.

+     Since 11/30/93.

                                                                     (CONTINUED)

--------------------------------------------------------------------------------

[HASH SIGN GRAPHIC OMITTED]   FUND INFORMATION

           CLASS        CUSIP         TICKER
           ---------------------------------
           Fiduciary    431114818     HMGRX

--------------------------------------------------------------------------------

[QUESTION MARK GRAPHIC OMITTED]  DID YOU KNOW?

Companies are considered to have a LARGE MARKET CAPITALIZATION if their capitalization is within the range of those companies in the S&P 500 Index.

----------
PROSPECTUS
----------
10

HIGHMARK EQUITY FUNDS
LARGE CAP GROWTH FUND (CONTINUED)
--------------------------------------------------------------------------------

[DOLLAR SIGN GRAPHIC OMITTED]  FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.


--------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
--------------------------------------------------------------------------------------------------
                                                                                        FIDUCIARY
                                                                                          SHARES
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)          0%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                    0%
Redemption Fee (as a percentage of amount redeemed, if applicable)*                          0%

--------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
--------------------------------------------------------------------------------------------------
                                                                                        FIDUCIARY
                                                                                          SHARES
Investment Advisory Fees                                                                  0.60%
Distribution (12b-1) Fees                                                                 0.00%
Other Expenses                                                                             ___%
   TOTAL ANNUAL FUND OPERATING EXPENSES                                                    ___%
Fee Waivers                                                                                ___%
   NET EXPENSES+                                                                           ___%


*     Does not include any wire transfer fees, if applicable.


+ The Fund's Adviser has agreed to contractually waive fees or reimburse expenses in order to keep total operating expenses for Fiduciary Shares from exceeding ____% for the period beginning December 1, 2005 and ending on November 30, 2006. The Fund's total actual operating expenses for the most recent fiscal year were less than the amount shown above because additional fees were waived or reimbursed in order to keep total operating expenses at a specified level. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses are expected to be as follows:

              Fiduciary Shares: ___%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund's expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:


                       1 YEAR    3 YEARS    5 YEARS    10 YEARS
Fiduciary Shares        $___      $___       $___       $____

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              11

HIGHMARK EQUITY FUNDS
LARGE CAP VALUE FUND
--------------------------------------------------------------------------------

[AMPERSAND GRAPHIC OMITTED]  FUND SUMMARY
      INVESTMENT GOAL                  To seek long-term capital appreciation
      ----------------------------------------------------------------------------------------------------------------------------
      INVESTMENT FOCUS                 U.S. common stocks
      ----------------------------------------------------------------------------------------------------------------------------
      PRINCIPAL INVESTMENT STRATEGY    Attempts to identify undervalued large-capitalization stocks that will appreciate in value
      ----------------------------------------------------------------------------------------------------------------------------
      SHARE PRICE VOLATILITY           Moderate
      ----------------------------------------------------------------------------------------------------------------------------
      INVESTOR PROFILE                 Investors seeking capital appreciation potential with higher current income and lower volatility than the average stock fund
      ----------------------------------------------------------------------------------------------------------------------------

[DOUBLE QUOTES GRAPHIC OMITTED]  INVESTMENT STRATEGY

HighMark Large Cap Value Fund seeks long-term capital appreciation. To pursue this goal, the portfolio managers attempt to position the Fund at the optimal point between excess return and risk, after consideration of trading costs. The portfolio managers utilize a disciplined and systematic quantitative investment process, attempting to identify undervalued stocks of large-capitalization, U.S. companies, favoring those that seem inexpensive compared to their relative level of assets, earnings, momentum, and strength of management. Stocks are ranked relative to their industry peers; sector weights generally match those of the benchmark. Potentially profitable stocks are purchased in relation to potential risk and transaction cost posed to the Fund. Securities are evaluated for sale the same way they are for purchase. A sale or purchase of a security will occur only if a candidate has an advantageous combination of expected return, risk characteristics, and estimated roundtrip transaction costs. Individual positions are normally pared back if they exceed the benchmark weight by 1.2% or more. Portfolio turnover is expected to be approximately 100% annually.

Under normal circumstances, the Fund will invest at least 80% of its assets in LARGE CAPITALIZATION COMPANIES.

The Fund may invest in convertible bonds and other types of securities in addition to those described above. In an effort to preserve the value of your investment under volatile market conditions, the managers may invest more than 20% of the Fund's assets in very short-term debt obligations called money market securities. Such a strategy could make it more difficult for the Fund to achieve its goals.


For a more complete description of the securities in which the Fund can invest, please see "Other Investment Matters" on page 51.


[EXCLAMATION MARK GRAPHIC OMITTED]  WHAT ARE THE MAIN RISKS OF INVESTING
                                    IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

MARKET RISK: The possibility that the Fund's stock holdings will decline in price because of a broad stock market decline. Stock markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

INVESTMENT STYLE RISK: The possibility that the securities on which this Fund focuses--the stocks of undervalued, dividend-paying companies--will underperform other kinds of investments or market averages.

The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and increase the amount of taxes that you pay.


For more information about these risks, please see "Glossary of Investment Risks" on page 57.

----------
PROSPECTUS
----------
12

HIGHMARK EQUITY FUNDS
LARGE CAP VALUE FUND (CONTINUED)
--------------------------------------------------------------------------------

[AT SIGN GRAPHIC OMITTED]  PERFORMANCE INFORMATION

The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how it will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S FIDUCIARY SHARES FROM YEAR TO YEAR.*

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

36.27%   15.73%  27.29%  15.12%  1.68%   0.08%  -16.01%  -19.32%  28.12%   ___%
--------------------------------------------------------------------------------
 1995     1996    1997    1998   1999    2000    2001     2002     2003    2004

               BEST QUARTER                          WORST QUARTER

                 ______%                                ______%
              (___/___/___)                          (___/___/___)

* THE PERFORMANCE INFORMATION ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/2005 TO 9/30/2005 WAS ___%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/04 TO THOSE OF THE RUSSELL 1000 VALUE INDEX.

                                                         SINCE
                         1 YEAR   5 YEARS   10 YEARS   INCEPTION*
-----------------------------------------------------------------
LARGE CAP VALUE FUND(1)
  Fiduciary Shares(2)
-----------------------------------------------------------------
  Return Before Taxes     ____%    ____%       ____%     ____%
-----------------------------------------------------------------
  Return After Taxes
  on Distributions        ____%    ____%       ____%     ____%
-----------------------------------------------------------------
  Return After Taxes
  on Distributions and
  Sale of Fund Shares     ____%    ____%       ____%     ____%
-----------------------------------------------------------------
RUSSELL 1000
  VALUE INDEX(3)          ____%    ____%       ____%     ____%+
-----------------------------------------------------------------


(1) Performance data includes the performance of the IRA Fund Income Equity Portfolio for the period prior to its consolidation with the HighMark Large Cap Value Fund (formerly the HighMark Income Equity Fund) on 6/23/88.

(2) After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3) The unmanaged Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

*     Since 2/9/84.

+     Since 2/29/84.

--------------------------------------------------------------------------------

[HASH SIGN GRAPHIC OMITTED]  FUND INFORMATION

           CLASS        CUSIP         TICKER
           ---------------------------------
           Fiduciary    431114206     HMIEX

--------------------------------------------------------------------------------

[QUESTION MARK GRAPHIC OMITTED]  DID YOU KNOW?

LARGE CAPITALIZATION COMPANIES are those companies with market capitalization within the range of those companies in the S&P 500 Index.

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              13

--------------------------------------------------------------------------------

[DOLLAR SIGN GRAPHIC OMITTED]  FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.


--------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
--------------------------------------------------------------------------------------------------
                                                                                        FIDUCIARY
                                                                                          SHARES
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)          0%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                    0%
Redemption Fee (as a percentage of amount redeemed, if applicable)*                          0%

--------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
--------------------------------------------------------------------------------------------------
                                                                                        FIDUCIARY
                                                                                          SHARES
Investment Advisory Fees                                                                  0.60%
Distribution (12b-1) Fees                                                                 0.00%
Other Expenses                                                                             ___%
   TOTAL ANNUAL FUND OPERATING EXPENSES                                                    ___%
Fee Waivers                                                                                ___%
   NET EXPENSES+                                                                           ___%


*     Does not include any wire transfer fees, if applicable.


+ The Fund's Adviser has agreed to contractually waive fees or reimburse expenses in order to keep total operating expenses for Fiduciary Shares from exceeding ____% for the period beginning December 1, 2005 and ending on November 30, 2006. The Fund's total actual operating expenses for the most recent fiscal year were less than the amount shown above because additional fees were waived or reimbursed in order to keep total operating expenses at a specified level. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses are expected to be as follows:

              Fiduciary Shares:  ____%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund's expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:


                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
FIDUCIARY SHARES        $___     $___      $___       $___

----------
PROSPECTUS
----------
14

HIGHMARK EQUITY FUNDS
SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

[AMPERSAND GRAPHIC OMITTED]  FUND SUMMARY
      INVESTMENT GOAL                  To seek long-term capital appreciation
      ----------------------------------------------------------------------------------------------------------------
      INVESTMENT FOCUS                 U.S. common stocks
      ----------------------------------------------------------------------------------------------------------------
      PRINCIPAL INVESTMENT STRATEGY    Seeks to invest in small U.S. companies offering above-average growth potential
      ----------------------------------------------------------------------------------------------------------------
      SHARE PRICE VOLATILITY           Moderate to High
      ----------------------------------------------------------------------------------------------------------------
      INVESTOR PROFILE                 Risk tolerant investors seeking long-term capital appreciation
      ----------------------------------------------------------------------------------------------------------------

[DOUBLE QUOTES GRAPHIC OMITTED]  INVESTMENT STRATEGY

HighMark Small Cap Growth Fund seeks long-term capital appreciation. To pursue this goal, the Fund invests primarily in the stocks of U.S. SMALL CAPITALIZATION companies that the portfolio managers believe offer above average growth potential.

Under normal circumstances, the Fund will invest at least 80% of its assets in SMALL CAPITALIZATION companies.

In analyzing specific companies for possible investment, the Fund's portfolio managers look for businesses that demonstrate strong increases in earnings per share and continue to strengthen their fundamental capabilities, competitive positions, product and service offerings and customer bases. The portfolio managers initiate investments opportunistically, when the stocks are particularly attractively valued, yet concentrate the Fund's holdings in companies best positioned for most rapid growth. The portfolio managers ordinarily use conservative valuation parameters, focusing on several key numbers, their historical levels and relative value to a peer universe. These numbers include price to earnings (P/E), earnings growth rates, relative P/E to growth, price to EBITDA(1), return on equity, return on assets and return on investments, among others. Quarterly earnings expectations and results are carefully followed, and the Fund's portfolio managers consider whether to sell a particular security when any of the key factors materially changes.

In addition to those described above, the Fund may invest in other types of securities. In an effort to preserve the value of your investment under volatile market conditions, the managers may invest more than 20% of the Fund's assets in very short-term debt obligations called money market securities. Such a strategy could make it more difficult for the Fund to achieve its goals.


For a more complete description of the securities in which the Fund can invest, please see "Other Investment Matters" on page 51.


(1)   Earnings before interest, taxes, depreciation and amortization.

[EXCLAMATION MARK GRAPHIC OMITTED]  WHAT ARE THE MAIN RISKS OF INVESTING
                                    IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

MARKET RISK: The possibility that the Fund's stock holdings may decline in price because of a broad stock market decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

INVESTMENT STYLE RISK: The possibility that the securities on which this Fund focuses--the stocks of small U.S. growth companies--may underperform other kinds of investments or the market as a whole.

SMALL COMPANY RISK: Investing in smaller, lesser-known companies involves greater risk than investing in those that are more established. A small company's financial well-being may, for example, depend heavily on just a few products or services. In addition, investors may have limited flexibility to buy or sell small company stocks, as compared to those of larger firms.

In addition, the Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes you pay.


For more information about these risks, please see "Glossary of Investment Risks" on page 57.

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              15

--------------------------------------------------------------------------------


[AT SIGN GRAPHIC OMITTED]  PERFORMANCE INFORMATION

The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how it will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S FIDUCIARY SHARES FROM YEAR TO YEAR.*


                 ___%
--------------------------------------
                 2004


               BEST QUARTER                          WORST QUARTER

                 ______%                                ______%
              (___/___/___)                          (___/___/___)

* THE PERFORMANCE INFORMATION ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/2005 TO 9/30/2005 WAS ____%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/04 TO THOSE OF THE RUSSELL 2000 GROWTH INDEX.

                                       SINCE
                            1 YEAR   INCEPTION*
-----------------------------------------------
SMALL CAP GROWTH FUND
 Fiduciary Shares(1)
-----------------------------------------------
  Return Before Taxes        ____%      ____%
-----------------------------------------------
  Return After Taxes
  on Distributions           ____%      ____%
-----------------------------------------------
  Return After Taxes
  on Distributions and
  Sale of Fund Shares        ____%      ____%
-----------------------------------------------
RUSSELL 2000
  GROWTH INDEX(2)            ____%      ____%+
-----------------------------------------------

(1) After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(2) The unmanaged Russell 2000 Growth Index is generally representative of the performance of those small capitalization U.S. companies in the Russell 2000 Index with higher price to book ratios and higher forecasted growth values.

*     Since 4/28/03.

+     Since 4/30/03.


--------------------------------------------------------------------------------

[HASH SIGN GRAPHIC OMITTED]  FUND INFORMATION

           CLASS        CUSIP         TICKER
           ---------------------------------
           Fiduciary    431112739     HSRFX

--------------------------------------------------------------------------------

[QUESTION MARK GRAPHIC OMITTED]  DID YOU KNOW?

Companies are considered to have a SMALL CAPITALIZATION if their capitalization is generally within the range of those companies in the Russell 2000(R) Growth Index.

----------
PROSPECTUS
----------
16

HIGHMARK EQUITY FUNDS
SMALL CAP GROWTH FUND (CONTINUED)
--------------------------------------------------------------------------------

[DOLLAR SIGN GRAPHIC OMITTED]  FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you bought or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.


--------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
--------------------------------------------------------------------------------------------------
                                                                                        FIDUCIARY
                                                                                         SHARES
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)         0%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                   0%
Redemption Fee (as a percentage of amount redeemed, if applicable)*                         0%

--------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
--------------------------------------------------------------------------------------------------
                                                                                        FIDUCIARY
                                                                                         SHARES
Investment Advisory Fees                                                                 1.15%
Distribution (12b-1) Fees                                                                0.00%
Other Expenses                                                                            ___%
   TOTAL ANNUAL FUND OPERATING EXPENSES                                                   ___%
Fee Waiver                                                                                ___%
   NET EXPENSES+                                                                          ___%

*     Does not include any wire transfer fees, if applicable.


+ The Fund's Adviser has agreed to contractually waive fees or reimburse expenses in order to keep total operating expenses for Fiduciary Shares from exceeding ____% for the period beginning December 1, 2005 and ending on November 30, 2006. The Fund's total actual operating expenses for the most recent fiscal year were less than the amount shown above because additional fees were waived or reimbursed in order to keep total operating expenses at a specified level. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses are expected to be as follows:

              Fiduciary Shares:  ____%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund's expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:


                       1 YEAR    3 YEARS   5 YEARS 10 YEARS
Fiduciary Shares        $___      $___      $___     $___

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              17

HIGHMARK EQUITY FUNDS
SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

[AMPERSAND GRAPHIC OMITTED]  FUND SUMMARY
      INVESTMENT GOAL                  To seek long-term capital appreciation
      ---------------------------------------------------------------------------------------
      INVESTMENT FOCUS                 Stocks of small U.S. companies
      ---------------------------------------------------------------------------------------
      PRINCIPAL INVESTMENT STRATEGY    Seeks undervalued small company stocks
      ---------------------------------------------------------------------------------------
      SHARE PRICE VOLATILITY           Moderate to High
      ---------------------------------------------------------------------------------------
      INVESTOR PROFILE                 Risk-tolerant investors seeking high long-term returns
      ---------------------------------------------------------------------------------------

[DOUBLE QUOTES GRAPHIC OMITTED]  INVESTMENT STRATEGY

HighMark Small Cap Value Fund seeks to provide long-term capital appreciation. To pursue this goal, the Fund invests primarily in the stocks of SMALL CAPITALIZATION U.S. companies that the portfolio managers believe are undervalued.

Under normal circumstances, the Fund will invest at least 80% of its assets in SMALL CAPITALIZATION companies.

The Fund's portfolio managers seek companies that they believe are both fundamentally strong and undervalued relative to current market averages and/or the stock's own historic norms. Of these, the portfolio managers favor companies exhibiting positive momentum in their share price or earnings.

In addition to those described above, the Fund may invest in other types of securities. In an effort to preserve the value of your investment under volatile market conditions, the managers may invest more than 20% of the Fund's assets in very short-term debt obligations called money market securities. Such a strategy could make it more difficult for the Fund to achieve its goals.


For a more complete description of the securities in which the Fund can invest, please see "Other Investment Matters" on page 51.


[EXCLAMATION MARK GRAPHIC OMITTED]  WHAT ARE THE MAIN RISKS OF INVESTING
                                    IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

MARKET RISK: The possibility that the Fund's stock holdings may decline in price because of a broad stock market decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

SMALL COMPANY RISK: Investing in smaller, lesser-known companies involves greater risk than investing in those that are more established. A small company's financial well-being may, for example, depend heavily on just a few products or services. In addition, investors may have limited flexibility to buy or sell small company stocks compared to those of larger firms.

INVESTMENT STYLE RISK: The possibility that the securities on which this Fund focuses--the stocks of small, undervalued U.S. companies--may underperform other kinds of investments or the market as a whole.

In addition, the Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes you pay.


For more information about these risks, please see "Glossary of Investment Risks" on page 57.


                                                                     (CONTINUED)

----------
PROSPECTUS
----------
18

HIGHMARK EQUITY FUNDS
SMALL CAP VALUE FUND (CONTINUED)
--------------------------------------------------------------------------------

[AT SIGN GRAPHIC OMITTED]  PERFORMANCE INFORMATION

The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how it will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S FIDUCIARY SHARES FROM YEAR TO YEAR.*

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

20.53%  2.07%    1.54%   -1.06%    45.57%     ____%
---------------------------------------------------
 1999   2000     2001     2002      2003      2004

               BEST QUARTER                          WORST QUARTER

                 ______%                                ______%
              (___/___/___)                          (___/___/___)

* THE PERFORMANCE INFORMATION ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/2005 TO 9/30/2005 WAS ____%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/04 TO THOSE OF THE RUSSELL 2000 VALUE INDEX.

                                                              SINCE
                                   1 YEAR      5 YEARS      INCEPTION*
-----------------------------------------------------------------------
SMALL CAP VALUE FUND
 Fiduciary Shares(1)
-----------------------------------------------------------------------
  Return Before Taxes                ____%        ____%        ____%
-----------------------------------------------------------------------
  Return After Taxes
  on Distributions                   ____%        ____%        ____%
-----------------------------------------------------------------------
  Return After Taxes
  on Distributions and
  Sale of Fund Shares                ____%        ____%        ____%
-----------------------------------------------------------------------
RUSSELL 2000 VALUE INDEX(2)          ____%        ____%        ____%+
-----------------------------------------------------------------------


(1) After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(2) The unmanaged Russell 2000 Value Index is generally representative of the performance of those small capitalization U.S. companies in the Russell 2000 Index with lower price to book ratios and lower forecasted growth values.

*     Since 9/17/98.

+     Since 9/30/98.

--------------------------------------------------------------------------------

[HASH SIGN GRAPHIC OMITTED]     FUND INFORMATION

           CLASS        CUSIP          TICKER
           ----------------------------------
           Fiduciary    431112101      HMSCX

--------------------------------------------------------------------------------

[QUESTION MARK GRAPHIC OMITTED]  DID YOU KNOW?

SMALL CAPITALIZATION COMPANIES are those issued by companies with market capitalizations within the range of those in the Russell 2000 Index.

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              19

--------------------------------------------------------------------------------

[DOLLAR SIGN GRAPHIC OMITTED]  FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.


--------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
--------------------------------------------------------------------------------------------------
                                                                                         FIDUCIARY
                                                                                          SHARES
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)          0%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                    0%
Redemption Fee (as a percentage of amount redeemed, if applicable)*                          0%

--------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
--------------------------------------------------------------------------------------------------
                                                                                         FIDUCIARY
                                                                                          SHARES
Investment Advisory Fees                                                                  1.00%
Distribution (12b-1) Fees                                                                 0.00%
Other Expenses                                                                             ___%
   TOTAL ANNUAL FUND OPERATING EXPENSES                                                    ___%
Fee Waivers                                                                                ___%
   NET EXPENSES+                                                                           ___%


*     Does not include any wire transfer fees, if applicable.


+ The Fund's Adviser has agreed to contractually waive fees or reimburse expenses in order to keep total operating expenses for Fiduciary Shares from exceeding ____% for the period beginning December 1, 2005 and ending on November 30, 2006. The Fund's total actual operating expenses for the most recent fiscal year were less than the amount shown above because additional fees were waived or reimbursed in order to keep total operating expenses at a specified level. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses are expected to be as follows:

              Fiduciary Shares: ____%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund's expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:


                        1 YEAR    3 YEARS   5 YEARS  10 YEARS
FIDUCIARY SHARES         $___       $___      $___     $___

----------
PROSPECTUS
----------
20

HIGHMARK EQUITY FUNDS
VALUE MOMENTUM FUND
--------------------------------------------------------------------------------

[AMPERSAND GRAPHIC OMITTED]  FUND SUMMARY
      INVESTMENT GOAL                 To seek long-term capital growth; current income is a secondary objective
      -------------------------------------------------------------------------------------------------------------------------
      INVESTMENT FOCUS                U.S. common stocks
      -------------------------------------------------------------------------------------------------------------------------
      PRINCIPAL INVESTMENT STRATEGY   Seeks undervalued stocks showing signs of improved momentum
      -------------------------------------------------------------------------------------------------------------------------
      SHARE PRICE VOLATILITY          Moderate
      -------------------------------------------------------------------------------------------------------------------------
      INVESTOR PROFILE                Investors seeking the potential for a long-term increase in the value of their investment with capital appreciation at potentially lower volatility than the average stock fund
      -------------------------------------------------------------------------------------------------------------------------

[DOUBLE QUOTES GRAPHIC OMITTED]  INVESTMENT STRATEGY

The Value Momentum Fund seeks to provide long-term capital growth with a secondary objective of income. To pursue this goal, the Fund invests primarily in U.S. stocks that the portfolio managers believe are undervalued.

The portfolio managers emphasize a value-oriented approach to selecting stocks for the Fund's portfolio. They first identify stocks that they believe are undervalued relative to the market and to their own historic valuations. The portfolio managers then screen these stocks to eliminate those that demonstrate excessive negative price or earnings momentum. The Fund generally will invest in companies with a MEDIUM TO LARGE MARKET CAPITALIZATION and a majority of them will pay dividends.

In addition to U.S. common stocks, the Fund may invest in other types of securities. In an effort to preserve the value of your investment under volatile market conditions, the portfolio managers may invest more than 35% of the Fund's assets in very short-term bonds called money market securities. In these and other cases, the Fund may not achieve its total return and income objectives.


For a description of the securities the Fund invests in, please see "Other Investment Matters" on page 51.


[EXCLAMATION MARK GRAPHIC OMITTED]  WHAT ARE THE MAIN RISKS OF INVESTING
                                    IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

MARKET RISK: The possibility that the Fund's stock holdings will decline in price because of a broad stock market decline. Stock markets generally move in cycles, with periods of either rising or falling prices. The value of your investment will tend to go up or down in response to these movements.

INVESTMENT STYLE RISK: The possibility that the securities on which this Fund focuses-the stocks of mid-size to large undervalued U.S. companies-may underperform other kinds of investments or the market as a whole.

In addition, the Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay.


For more information about these risks, please see "Glossary of Investment Risks" on page 57.

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              21

--------------------------------------------------------------------------------

[AT SIGN GRAPHIC OMITTED]  PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how it will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S FIDUCIARY SHARES FROM YEAR TO YEAR.*

38.75%  25.64%  30.72%   9.72%   12.73%  1.80%  -6.36% -20.38%  29.75%   ____%
------------------------------------------------------------------------------
 1995    1996    1997    1998     1999   2000    2001    2002    2003    2004

               BEST QUARTER                          WORST QUARTER

                 ______%                                ______%
              (___/___/___)                          (___/___/___)

* THE PERFORMANCE INFORMATION ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/2005 TO 9/30/2005 WAS ____%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/04 TO THOSE OF THE S&P 500 INDEX.

                                                                     SINCE
                                  1 YEAR    5 YEARS     10 YEARS   INCEPTION*
--------------------------------------------------------------------------------
VALUE MOMENTUM FUND(1)
 Fiduciary Shares(2)
--------------------------------------------------------------------------------
  Return Before Taxes             ____%       ____%         ____%       ____%
--------------------------------------------------------------------------------
  Return After Taxes
  on Distributions                ____%       ____%         ____%       ____%
--------------------------------------------------------------------------------
  Return After Taxes
  on Distributions and
  Sale of Fund Shares             ____%       ____%         ____%        ____%
--------------------------------------------------------------------------------
S&P 500 INDEX(3)                  ____%       ____%         ____%        ____%+
--------------------------------------------------------------------------------


(1) Performance data includes the performance of the Stepstone Value Momentum Fund for the period prior to its consolidation with the HighMark Value Momentum Fund on 4/25/97.

(2) After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3) The unmanaged S&P 500 Index is generally representative of the performance of large companies in the U.S. stock market.

*     Since 2/1/91.

+     Since 2/28/91.

                                                                     (CONTINUED)

--------------------------------------------------------------------------------

[HASH SIGN GRAPHIC OMITTED]   FUND INFORMATION

           CLASS        CUSIP         TICKER
           ----------------------------------
           Fiduciary    431114677     HMVMX

--------------------------------------------------------------------------------

[QUESTION MARK GRAPHIC OMITTED]  DID YOU KNOW?

Companies are considered to have a MEDIUM MARKET CAPITALIZATION if their capitalization is within the range of those companies in the S&P 400 Mid-Cap Index.

Companies are considered to have a LARGE MARKET CAPITALIZATION if their capitalization is within the range of those companies in the S&P 500 Index.

----------
PROSPECTUS
----------
22

HIGHMARK EQUITY FUNDS
VALUE MOMENTUM FUND (CONTINUED)
--------------------------------------------------------------------------------

[DOLLAR SIGN GRAPHIC OMITTED]  FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.


-------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
-------------------------------------------------------------------------------------------------
                                                                                        FIDUCIARY
                                                                                         SHARES
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)          0%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                    0%
Redemption Fee (as a percentage of amount redeemed, if applicable)*                          0%

-------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
-------------------------------------------------------------------------------------------------
                                                                                       FIDUCIARY
                                                                                         SHARES
Investment Advisory Fees                                                                  0.60%
Distribution (12b-1) Fees                                                                 0.00%
Other Expenses                                                                             ___%
   TOTAL ANNUAL FUND OPERATING EXPENSES                                                    ___%
Fee Waivers                                                                                ___%
   NET EXPENSES+                                                                           ___%


*     Does not include any wire transfer fees, if applicable.


+ The Fund's Adviser has agreed to contractually waive fees or reimburse expenses in order to keep total operating expenses for Fiduciary Shares from exceeding ___% for the period beginning December 1, 2005 and ending on November 30, 2006. The Fund's total actual operating expenses for the most recent fiscal year were less than the amount shown above because additional fees were waived or reimbursed in order to keep total operating expenses at a specified level. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses are expected to be as follows:

              Fiduciary Shares:     ____%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund's expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:


                        1 YEAR  3 YEARS  5 YEARS  10 YEARS
FIDUCIARY SHARES         $___     $___     $___     $___

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              23
HIGHMARK FIXED-INCOME FUNDS
BOND FUND
--------------------------------------------------------------------------------

[AMPERSAND GRAPHIC OMITTED]  FUND SUMMARY
      INVESTMENT GOAL                 To seek total return through investments in fixed-income securities
      -------------------------------------------------------------------------------------------------------------------------
      INVESTMENT FOCUS                U.S. government obligations, corporate debt securities, mortgage and other asset-
                                      backed securities
      -------------------------------------------------------------------------------------------------------------------------
      PRINCIPAL INVESTMENT STRATEGY   Focuses on sectors of the bond market that the portfolio managers believe are undervalued
      -------------------------------------------------------------------------------------------------------------------------
      SHARE PRICE VOLATILITY          Moderate
      -------------------------------------------------------------------------------------------------------------------------
      INVESTOR PROFILE                Investors willing to accept the risk of a moderate amount of fluctuation in the value of their investment for the benefit of a higher total return potential
      -------------------------------------------------------------------------------------------------------------------------

[DOUBLE QUOTES GRAPHIC OMITTED]  INVESTMENT STRATEGY

HighMark Bond Fund seeks to provide total return through investments in fixed-income securities. To pursue this goal, the Fund invests primarily in bonds which include:

o Debt obligations issued or guaranteed by the U.S. government or its agencies.

o Corporate debt securities issued by U.S. or foreign companies that nationally recognized rating agencies such as Moody's or Standard & Poor's recognize as investment-grade.

o Investment-grade bonds backed by the interest and principal payments of various types of mortgages, known as mortgage-backed securities.

o Investment-grade bonds backed by the interest and principal payments on loans for other types of assets, such as automobiles, houses, or credit cards, known as asset-backed securities.

Under normal circumstances, the Fund will invest at least 80% of its assets in bonds.

The Fund may also invest up to 10% of its assets in issues which are rated below BBB but have a minimum rating of B by Moody's and/or S&P at the time of investment.

In addition to these, the Fund may invest in other types of debt securities. In an effort to preserve the value of your investment under volatile market conditions, the portfolio managers also may invest more than 20% of the Fund's assets in very short-term investments called money market securities. Such a defensive strategy could make it more difficult for the Fund to achieve its income and total return objectives.

The Fund will maintain an average DURATION of between 3 and 6 years, which the managers expect to be within one year of the duration of the Lehman Brothers U.S. Aggregate Bond Index.

The portfolio managers consider several factors when selecting securities for the Fund's portfolio, including:

o     An assessment of the future level of interest rates and inflation

o     Expectations for U.S. and global economic growth

o     Relative yields among securities in various market sectors

o The yield to maturity, quality, liquidity and capital appreciation potential of individual securities

The Fund managers also consider the current state of a bond's issuer and the possibility that an improvement or deterioration in its financial health may result in, respectively, an upgrade or downgrade of the issuer's credit rating. The portfolio managers may continue to hold a bond that has been downgraded if they believe it is in the best interest of the Fund's Shareholders.


For a more complete description of the securities in which the Fund can invest, please see "Other Investment Matters" on page 51.


[EXCLAMATION MARK GRAPHIC OMITTED]  WHAT ARE THE MAIN RISKS OF INVESTING
                                    IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

INTEREST RATE RISK: The possibility that the value of the Fund's investments will decline due to an increase in interest rates or that the Fund's yield will decrease due to a decrease in interest rates.

CREDIT RISK: The possibility that a bond issuer cannot make timely interest and principal payments on its bonds. The lower a bond's rating, the greater its credit risk.

PREPAYMENT/CALL RISK: If a significant number of the mortgages underlying a mortgage-backed bond are refinanced, the bond may be prepaid. Call risk is the possibility that, during periods of declining interest rates, a bond issuer will "call"--or repay--higher-yielding bonds before their stated maturity date. In both cases, investors receive their principal back and are typically forced to reinvest it in bonds that pay lower interest rates. Rapid changes in prepayment and call rates can cause bond prices and yields to be volatile.

If the Fund invests in securities with additional risks, its share-price volatility accordingly could be greater and its performance lower. The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay.


For more information about these risks, please see "Glossary of Investment Risks" on page 57.


                                                                     (CONTINUED)

----------
PROSPECTUS
----------
24

HIGHMARK FIXED-INCOME FUNDS
BOND FUND (CONTINUED)
--------------------------------------------------------------------------------

[AT SIGN GRAPHIC OMITTED]  PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how it will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S FIDUCIARY SHARES FROM YEAR TO YEAR.*

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

18.74%   2.47%   9.20%   8.38%  -1.82%  10.72%   8.07%  7.36%   5.18%   ____%
------------------------------------------------------------------------------
1995     1996    1997    1998    1999    2000    2001    2002    2003    2004

               BEST QUARTER                          WORST QUARTER

                 ______%                                ______%
              (___/___/___)                          (___/___/___)

* THE PERFORMANCE INFORMATION ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/2005 TO 9/30/2005 WAS ____%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/04 TO THOSE OF THE LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX.

                                                                       SINCE
                                      1 YEAR   5 YEARS     10 YEARS  INCEPTION*
-------------------------------------------------------------------------------
BOND FUND(1)
 Fiduciary Shares(2)
-------------------------------------------------------------------------------
  Return Before Taxes                   ____%     ____%      ____%       ____%
-------------------------------------------------------------------------------
  Return After Taxes
  on Distributions                      ____%     ____%      ____%       ____%
-------------------------------------------------------------------------------
  Return After Taxes
  on Distributions and
  Sale of Fund Shares                   ____%     ____%      ____%       ____%
-------------------------------------------------------------------------------
LEHMAN BROTHERS
U.S. AGGREGATE
BOND INDEX(3)                           ____%     ____%      ____%       ____%+
-------------------------------------------------------------------------------


(1) Performance data includes the performance of the IRA Fund Bond Portfolio for the period prior to its consolidation with the HighMark Bond Fund on 6/23/88.

(2) After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3) The unmanaged Lehman Brothers U.S. Aggregate Bond Index is generally representative of the bond market as a whole.

*     Since 2/15/84.

+     Since 2/29/84.

--------------------------------------------------------------------------------

[HASH SIGN GRAPHIC OMITTED]  FUND INFORMATION

           CLASS        CUSIP         TICKER
           ---------------------------------
           Fiduciary    431114305     HMBDX

--------------------------------------------------------------------------------

[QUESTION MARK GRAPHIC OMITTED]  DID YOU KNOW?

One of the most significant factors affecting the performance of a bond fund is the rise and fall of interest rates. When interest rates rise, a bond's value generally declines. When interest rates fall, its value generally increases. As a result, the greater a Fund's exposure to interest rates, the greater its risk and return potential.

DURATION is an indication of how sensitive a bond or mutual fund portfolio may be to changes in interest rates. Generally speaking, the longer a fund's duration, the more dramatically it will react to interest rate fluctuations and the greater its long-term risk/return potential. Due to their high yields, noninvestment grade bonds are typically less sensitive to interest rates than investment grade bonds.

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              25

--------------------------------------------------------------------------------

[DOLLAR SIGN GRAPHIC OMITTED]  FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.


--------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
--------------------------------------------------------------------------------------------------
                                                                                         FIDUCIARY
                                                                                          SHARES
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)          0%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                    0%
Redemption Fee (as a percentage of amount redeemed, if applicable)*                          0%

--------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
--------------------------------------------------------------------------------------------------
                                                                                         FIDUCIARY
                                                                                          SHARES
Investment Advisory Fees                                                                   0.50%
Distribution (12b-1) Fees                                                                  0.00%
Other Expenses                                                                             ___%
   TOTAL ANNUAL FUND OPERATING EXPENSES                                                    ___%
Fee Waivers                                                                                ___%
   NET EXPENSES+                                                                           ___%


*     Does not include any wire transfer fees, if applicable.


+ The Fund's Adviser has agreed to contractually waive fees or reimburse expenses in order to keep total operating expenses for Fiduciary Shares from exceeding ____% for the period beginning December 1, 2005 and ending on November 30, 2006. The Fund's total actual operating expenses for the most recent fiscal year were less than the amount shown above because additional fees were waived or reimbursed in order to keep total operating expenses at a specified level. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses are expected to be as follows:

              Fiduciary Shares:            ____%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund's expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:


                       1 YEAR  3 YEARS   5 YEARS 10 YEARS
FIDUCIARY SHARES        $___      $___      $___     $___

----------
PROSPECTUS
----------
26

HIGHMARK FIXED-INCOME FUNDS
CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND
--------------------------------------------------------------------------------

[AMPERSAND GRAPHIC OMITTED]  FUND SUMMARY
      INVESTMENT GOAL                 To seek high current income that is exempt from federal and California state income taxes
      -------------------------------------------------------------------------------------------------------------------------
      INVESTMENT FOCUS                California municipal securities
      -------------------------------------------------------------------------------------------------------------------------
      PRINCIPAL INVESTMENT STRATEGY   Invests primarily in investment grade California municipal securities
      -------------------------------------------------------------------------------------------------------------------------
      SHARE PRICE VOLATILITY          Low to Moderate
      -------------------------------------------------------------------------------------------------------------------------
      INVESTOR PROFILE                California residents seeking income exempt from federal and state income taxes
      -------------------------------------------------------------------------------------------------------------------------

[DOUBLE QUOTES GRAPHIC OMITTED]  INVESTMENT STRATEGY

HighMark California Intermediate Tax-Free Bond Fund seeks high current income that is exempt from federal and State of California income taxes. To pursue this goal, the Fund invests primarily in INVESTMENT-GRADE MUNICIPAL BONDS and notes that are tax-exempt in California.

Under normal circumstances, the Fund will invest at least 80% of its assets in bonds the income from which is exempt from both federal and California income tax. This policy is fundamental and cannot be changed without shareholder approval.

Although the Fund will invest primarily in California municipal bonds, it may also invest in MUNICIPAL BONDS from other states, territories and possessions of the United States if the income from these bonds is exempt from U.S. federal income taxes. In addition, the Fund may invest in shares of money market funds and other investment companies that have similar investment objectives.

Under certain conditions, the Fund may temporarily invest more than 20% of its assets in bonds not exempt from federal or California state taxes, which would make it more difficult for the Fund to achieve its goals. Investors who may be subject to the alternative minimum tax (AMT) should note that the portfolio managers will invest at least 80% of the Fund's assets in bonds that pay interest exempt from the AMT under normal circumstances.

The Fund expects to maintain an average portfolio maturity of between 3 and 10 years.

In selecting bonds for the Fund's portfolio, the portfolio managers consider factors such as:

o     The potential direction of interest rate changes.

o Their expectations for the U.S. economy in general and California's economy in particular.

o     The credit rating and stability of the issuers.

The Fund also may invest in futures and options on futures for the purpose of achieving the Fund's objectives and for adjusting portfolio duration. The Fund may invest in futures and related options based on any type of security or index traded on U.S. or foreign exchanges or over the counter, as long as the underlying security, or securities represented by an index are permitted investments of the Fund. The Fund may enter into futures contracts and related options only to the extent that obligations under such contracts or transactions represent not more than 10% of the Fund's assets.


For a more complete description of the securities in which the Fund can invest, please see "Other Investment Matters" on page 51.


[EXCLAMATION MARK GRAPHIC OMITTED]  WHAT ARE THE MAIN RISKS OF INVESTING
                                    IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

STATE SPECIFIC RISK: By concentrating its investments in California, the Fund may be more vulnerable to unfavorable developments in that state than funds that are more geographically diversified.

INTEREST RATE RISK: The possibility that the value of the Fund's investments will decline due to an increase in interest rates or that the Fund's yield will decrease due to a decrease in interest rates.

CREDIT RISK: The possibility that a bond issuer cannot make timely interest and principal payments on its bonds. The lower a bond's rating, the greater its credit risk.

PREPAYMENT/CALL RISK: If a significant number of the mortgages underlying a mortgage-backed bond are refinanced, the bond may be "prepaid". Call risk is the possibility that, during periods of declining interest rates, a bond issuer will "call"-or repay-higher-yielding bonds before their stated maturity date. In both cases, investors receive their principal back and are typically forced to reinvest it in bonds that pay lower interest rates. Rapid changes in prepayment and call rates can cause bond prices and yields to be volatile.

If the Fund invests in securities with additional risks, its Share-price volatility accordingly could be greater and its performance lower. The Fund may trade securities actively, which could increase its transaction costs and thereby lower its performance.


For more information about these risks, please see "Glossary of Investment Risks" on page 57.

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              27

--------------------------------------------------------------------------------

[AT SIGN GRAPHIC OMITTED]  PERFORMANCE INFORMATION

The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how it will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S FIDUCIARY SHARES FROM YEAR TO YEAR.*

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

18.64%   4.26%   7.49%   6.43%   -0.66%  8.78%   4.97%   8.46%   3.32%    ___%
------------------------------------------------------------------------------
 1995    1996    1997    1998     1999   2000    2001    2002    2003    2004

               BEST QUARTER                          WORST QUARTER

                 ______%                                ______%
              (___/___/___)                          (___/___/___)

* THE PERFORMANCE INFORMATION ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/2005 TO 9/30/2005 WAS ____%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/04 TO THOSE OF THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX.

                                                                     SINCE
                                1 YEAR      5 YEARS    10 YEARS    INCEPTION*
------------------------------------------------------------------------------
CALIFORNIA
INTERMEDIATE TAX-FREE
BOND FUND(1)
  Fiduciary Shares(2)
------------------------------------------------------------------------------
  Return Before Taxes              ____%       ____%       ____%       ____%
------------------------------------------------------------------------------
  Return After Taxes
  on Distributions                 ____%       ____%       ____%       ____%
------------------------------------------------------------------------------
  Return After Taxes
  on Distributions and
  Sale of Fund Shares              ____%       ____%       ____%       ____%
------------------------------------------------------------------------------
LEHMAN BROTHERS
7-YEAR MUNICIPAL
BOND INDEX(3)                      ____%       ____%       ____%       ____%+
------------------------------------------------------------------------------


(1) Performance data includes the performance of the Stepstone California Intermediate Tax-Free Bond Fund for the period prior to its consolidation with the HighMark California Intermediate Tax-Free Bond Fund on 4/25/97.

(2) After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3) The unmanaged Lehman Brothers 7-Year Municipal Bond Index comprises intermediate-term, investment grade tax-exempt bonds with maturities.

*     Since 10/15/93.

+     Since 10/31/93.

                                                                     (CONTINUED)

--------------------------------------------------------------------------------

[HASH SIGN GRAPHIC OMITTED]   FUND INFORMATION

           CLASS        CUSIP         TICKER
           ---------------------------------
           Fiduciary    431114644     HMITX

--------------------------------------------------------------------------------

[QUESTION MARK GRAPHIC OMITTED]  DID YOU KNOW?

One of the most significant factors affecting the performance of a bond fund is the rise and fall of interest rates. When interest rates rise, a bond's value generally declines. When interest rates fall, its value generally increases. As a result, the greater a Fund's exposure to interest rates, the greater its risk and return potential.

DURATION is an indication of how sensitive a bond or mutual fund portfolio may be to changes in interest rates. Generally speaking, the longer a fund's duration, the more dramatically it will react to interest rate fluctuations and the greater its long-term risk/return potential. Due to their high yields, non-investment grade bonds are typically less sensitive to interest rates than investment grade bonds.

MUNICIPAL BONDS are issued by California and other states, cities and municipalities to help finance utilities, schools, public works projects and facilities, among other things. Additionally, the Fund will invest at least 80% of its assets in investment-grade bonds.

INVESTMENT-GRADE BONDS are generally those whose issuers are considered to have fairly solid financial health by nationally recognized rating agencies such as Standard & Poor's.

----------
PROSPECTUS
----------
28

HIGHMARK FIXED-INCOME FUNDS
CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND (CONTINUED)
--------------------------------------------------------------------------------

[DOLLAR SIGN GRAPHIC OMITTED]  FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.


--------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
--------------------------------------------------------------------------------------------------
                                                                                         FIDUCIARY
                                                                                           SHARES
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)           0%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                     0%
Redemption Fee (as a percentage of amount redeemed, if applicable)*                           0%

--------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
--------------------------------------------------------------------------------------------------
                                                                                         FIDUCIARY
                                                                                           SHARES
Investment Advisory Fees                                                                   0.50%
Distribution (12b-1) Fees                                                                  0.00%
Other Expenses                                                                              ___%
   TOTAL ANNUAL FUND OPERATING EXPENSES                                                     ___%
Fee Waivers                                                                                 ___%
   NET EXPENSES+                                                                            ___%


*     Does not include any wire transfer fees, if applicable.


+ The Fund's Adviser has agreed to contractually waive fees or reimburse expenses in order to keep total operating expenses for Fiduciary Shares from exceeding ____% for the period beginning December 1, 2005 and ending on November 30, 2006. The Fund's total actual operating expenses for the most recent fiscal year were less than the amount shown above because additional fees were waived or reimbursed in order to keep total operating expenses at a specified level. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses are expected to be as follows:

              Fiduciary Shares:     ____%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund's expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:


                        1 YEAR  3 YEARS   5 YEARS  10 YEARS
FIDUCIARY SHARES         $___    $___      $___     $____

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              29

HIGHMARK FIXED-INCOME FUNDS
NATIONAL INTERMEDIATE TAX-FREE BOND FUND
--------------------------------------------------------------------------------

[AMPERSAND GRAPHIC OMITTED]  FUND SUMMARY
      INVESTMENT GOAL                  To seek to provide high current income that is exempt from federal income tax
      ---------------------------------------------------------------------------------------------------------------------
      INVESTMENT FOCUS                 Municipal securities
      ---------------------------------------------------------------------------------------------------------------------
      PRINCIPAL INVESTMENT STRATEGY    Invests primarily in municipal securities providing an average intermediate maturity
      ---------------------------------------------------------------------------------------------------------------------
      SHARE PRICE VOLATILITY           Low to Moderate
      ---------------------------------------------------------------------------------------------------------------------
      INVESTOR PROFILE                 Investors seeking income exempt from federal income tax
      ---------------------------------------------------------------------------------------------------------------------

[DOUBLE QUOTES GRAPHIC OMITTED]  INVESTMENT STRATEGY

HighMark National Intermediate Tax-Free Bond Fund seeks to provide high current income that is exempt from federal income taxes. To pursue this goal, the Fund invests primarily in MUNICIPAL BONDS and notes of states, territories and possessions of the United States that are exempt from federal income tax.

Under normal circumstances, the Fund will invest at least 80% of its assets in bonds the income from which is exempt from federal income tax. This policy is fundamental and will not be changed without shareholder approval.

Under normal circumstances, the Fund will invest at least 65% of its assets in municipal securities. This policy is non-fundamental and may be changed without shareholder approval.

Under certain conditions, the Fund may temporarily invest more than 20% of its assets in bonds not exempt from federal income taxes, which would make it more difficult for the Fund to achieve its goals. Investors who may be subject to the alternative minimum tax (AMT) should note that the portfolio managers will invest at least 80% of the Fund's assets in bonds that pay interest exempt from the AMT under normal circumstances.

The Fund expects to maintain an average portfolio maturity of between 3 and 10 years.

In selecting bonds for the Fund's portfolio, the portfolio managers consider factors such as:

o     The potential direction of interest rate changes.

o     Their expectations for the U.S. economy in general.

o     The credit rating and stability of the issuers.

The Fund also may invest in futures and options on futures for the purpose of achieving the Fund's objectives and for adjusting portfolio DURATION. The Fund may invest in futures and related options based on any type of security or index traded on U.S. or foreign exchanges or over the counter, as long as the underlying security, or securities represented by an index are permitted investments of the Fund. The Fund may enter into futures contracts and related options only to the extent that obligations under such contracts or transactions represent not more than 10% of the Fund's assets. In addition, the Fund may invest in Shares of money market funds and other investment companies that have similar investment objectives.


For a more complete description of the securities in which the Fund can invest, please see "Other Investment Matters" on page 51.


[EXCLAMATION MARK GRAPHIC OMITTED]  WHAT ARE THE MAIN RISKS OF INVESTING
                                    IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

INTEREST RATE RISK: The possibility that the value of the Fund's investments will decline due to an increase in interest rates or that the Fund's yield will decrease due to a decrease in interest rates.

CREDIT RISK: The possibility that a bond issuer cannot make timely interest and principal payments on its bonds. The lower a bond's rating, the greater its credit risk.

CALL RISK: Call risk is the possibility that, during periods of declining interest rates, a bond issuer will "call"--or repay--higher-yielding bond before their stated maturity date. In both cases, investors receive their principal back and are typically forced to reinvest it in bonds that pay lower interest rates. Rapid changes in prepayment and call rates can cause bond prices and yields to be volatile.

If the Fund invests in securities with additional risks, its share-price volatility accordingly could be greater and its performance lower. The Fund may trade securities actively, which could increase its transaction costs and thereby lower its performance.


For more information about these risks, please see "Glossary of Investment Risks" on page 57.

----------
PROSPECTUS
----------
30

HIGHMARK FIXED-INCOME FUNDS
NATIONAL INTERMEDIATE TAX-FREE BOND FUND (CONTINUED)
--------------------------------------------------------------------------------

[AT SIGN GRAPHIC OMITTED]  PERFORMANCE INFORMATION

The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S FIDUCIARY SHARES FROM YEAR TO YEAR.+,(1)

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

12.40%  2.88%  6.45%  5.03%  -1.27%  7.65%   4.69%   7.13%   3.37%   ___%
--------------------------------------------------------------------------
 1995   1996   1997   1998    1999   2000    2001    2002    2003    2004

               BEST QUARTER                          WORST QUARTER

                 ______%                                ______%
              (___/___/___)                          (___/___/___)

+ THE PERFORMANCE INFORMATION ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/2005 TO 9/30/2005 WAS ____%.


(1)   See Footnote 1 to average annual returns chart.

--------------------------------------------------------------------------------

[HASH SIGN GRAPHIC OMITTED]  FUND INFORMATION

           CLASS        CUSIP         TICKER
           ---------------------------------
           Fiduciary    431112655     HMNTX

--------------------------------------------------------------------------------


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/04, TO THOSE OF THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX.

                                                                       SINCE
                               1 YEAR     5 YEARS     10 YEARS       INCEPTION*
-------------------------------------------------------------------------------
NATIONAL INTERMEDIATE
TAX-FREE BOND FUND(1)
 Fiduciary Shares(2)
-------------------------------------------------------------------------------
  Return Before Taxes           ____%       ____%       ____%           ____%
-------------------------------------------------------------------------------
  Return After Taxes
  on Distributions              ____%       ____%       ____%           ____%
-------------------------------------------------------------------------------
  Return After Taxes
  on Distributions and
  Sale of Fund Shares           ____%       ____%       ____%           ____%
-------------------------------------------------------------------------------
LEHMAN BROTHERS
7-YEAR MUNICIPAL
BOND INDEX(3)                   ____%       ____%       ____%               **
-------------------------------------------------------------------------------


(1) Performance data includes the performance of a common trust fund for the period prior to its consolidation with the National Intermediate Tax-Free Bond Fund on October 18, 2002. The National Intermediate Tax-Free Bond Fund commenced operations as of October 18, 2002 subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The quoted performance of Fiduciary Shares of the Fund includes the performance of the common trust fund for periods prior to the commencement of operations of the Fund as adjusted to reflect the fees and expenses associated with the Fiduciary Shares of the Fund. The common trust fund was not registered under the Investment Company Act of 1940 ("1940 Act") and therefore was not subject to the investment restrictions, limitations, and diversification requirements imposed by the 1940 Act and the Internal Revenue Code. If the common trust fund had been registered, its returns may have been lower.

(2) After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3) The unmanaged Lehman Brothers 7 Year Municipal Bond Index generally comprises intermediate term, investment grade tax-exempt bonds with maturities between 6 and 8 years.

*     Since 2/17/89.

**    Index did not exist.

[QUESTION MARK GRAPHIC OMITTED]  DID YOU KNOW?

One of the most significant factors affecting the performance of a bond fund is the rise and fall of interest rates. When interest rates rise, a bond's value generally declines. When interest rates fall, its value generally increases. As a result, the greater a fund's exposure to interest rates, the greater its risk and return potential.

DURATION is an indication of how sensitive a bond or mutual fund portfolio may be to changes in interest rates. Generally speaking, the longer a fund's duration, the more dramatically it will react to interest rate fluctuations and the greater its long-term risk/return potential. Due to their high yields, non-investment grade bonds are typically less sensitive to interest rates than investment grade bonds.

MUNICIPAL BONDS are issued by states, cities and municipalities to help finance utilities, schools, public works projects and facilities, among other things. Additionally, the Fund will invest at least 80% of its assets in investment-grade bonds.

INVESTMENT-GRADE BONDS are generally those whose issuers are considered to have fairly solid financial health by nationally recognized rating agencies such as Standard & Poor's.

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              31

--------------------------------------------------------------------------------

[DOLLAR SIGN GRAPHIC OMITTED]  FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.


---------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
---------------------------------------------------------------------------------------------------
                                                                                          FIDUCIARY
                                                                                           SHARES
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)          0%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                    0%
Redemption Fee (as a percentage of amount redeemed, if applicable)*                          0%

---------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
---------------------------------------------------------------------------------------------------
                                                                                          FIDUCIARY
                                                                                           SHARES
Investment Advisory Fees                                                                    0.50%
Distribution (12b-1) Fees                                                                   0.00%
Other Expenses                                                                              ____%

TOTAL ANNUAL FUND OPERATING EXPENSES                                                        ____%
Fee Waiver                                                                                  ____%
   NET EXPENSES+                                                                            ____%


*     Does not include any wire transfer fees, if applicable.


+ The Fund's Adviser has agreed to contractually waive fees or reimburse expenses in order to keep total operating expenses for Fiduciary Shares from exceeding ___% for the period beginning December 1, 2005 and ending on November 30, 2006. The Fund's total actual operating expenses for the most recent fiscal year were less than the amount shown above because additional fees were waived or reimbursed in order to keep total operating expenses at a specified level. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses are expected to be as follows:

              Fiduciary Shares:  ____%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return, and that the Fund's expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:


                            1 YEAR       3 YEARS      5 YEARS     10 YEARS
FIDUCIARY SHARES            $_____       $______      $______     $_______

----------
PROSPECTUS
----------
32

HIGHMARK FIXED-INCOME FUNDS
SHORT TERM BOND FUND
--------------------------------------------------------------------------------

[AMPERSAND GRAPHIC OMITTED]  FUND SUMMARY

      INVESTMENT GOAL                 To seek total return through investments in fixed-income securities
      ---------------------------------------------------------------------------------------------------------------------------
      INVESTMENT FOCUS                U.S. government obligations, corporate debt securities, mortgage and other asset-backed securities
      ---------------------------------------------------------------------------------------------------------------------------
      PRINCIPAL INVESTMENT STRATEGY   Focuses on sectors of the bond market that the portfolio managers believe are undervalued
      ---------------------------------------------------------------------------------------------------------------------------
      SHARE PRICE VOLATILITY          Low
      ---------------------------------------------------------------------------------------------------------------------------
      INVESTOR PROFILE                Investors willing to accept the risk of a small amount of fluctuation in the value of their investment for the benefit of a higher total return potential than a money market fund
      ---------------------------------------------------------------------------------------------------------------------------

[DOUBLE QUOTES GRAPHIC OMITTED]  INVESTMENT STRATEGY

HighMark Short Term Bond Fund seeks to provide total return through investments in fixed-income securities. To pursue this goal, the Fund invests primarily in bonds which include:

o Debt obligations issued or guaranteed by the U.S. government or its agencies.

o Corporate debt securities issued by U.S. or foreign companies that nationally recognized rating agencies such as Moody's or Standard & Poor's recognize as investment-grade.

o Investment-grade bonds backed by the interest and principal payments of various types of mortgages, known as mortgage-backed securities.

o Investment-grade bonds backed by the interest and principal payments on loans for other types of assets, such as automobiles, houses, or credit cards, known as asset-backed securities.

Under normal circumstances, the Fund will invest at least 80% of its assets in bonds. The Fund will maintain an average DURATION of between 1 and 3 years.

The Fund may also invest up to 10% of its assets in issues which are rated below BBB but have a minimum rating of B by Moody's and/or S&P at the time of investment.

In addition to these, the Fund may invest in other types of debt securities. In an effort to preserve the value of your investment under volatile market conditions, the portfolio managers also may invest more than 20% of the Fund's assets in very short-term investments called money market securities. Such a defensive strategy could make it more difficult for the Fund to achieve its goals.

The portfolio managers consider several factors when selecting securities for the Fund's portfolio, including:

o     An assessment of the future level of interest rates and inflation

o     Expectations for U.S. and global economic growth

o     Relative yields among securities in various market sectors

o The yield to maturity, quality, liquidity and capital appreciation potential of individual securities

The Fund managers also consider the current state of a bond's issuer and the possibility that an improvement or deterioration in its financial health may result in, respectively, an upgrade or downgrade of the issuer's credit rating. The portfolio managers may continue to hold a bond that has been downgraded if they believe it is in the best interest of the Fund's shareholders.


For a more complete description of the various securities in which the Fund can invest, please see "Other Investment Matters" beginning on page 51.


[EXCLAMATION MARK GRAPHIC OMITTED]  WHAT ARE THE MAIN RISKS OF INVESTING
                                    IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

INTEREST RATE RISK: The possibility that the value of the Fund's investments will decline due to an increase in interest rates or that the Fund's yield will decrease due to a decrease in interest rates.

CREDIT RISK: The possibility that a bond issuer cannot make timely interest and principal payments on its bonds. The lower a bond's rating, the greater its credit risk.

PREPAYMENT/CALL RISK: If a significant number of the mortgages underlying a mortgage-backed bond are refinanced, the bond may be "prepaid." Call risk is the possibility that, during periods of declining interest rates, a bond issuer will "call"-or repay-higher-yielding bonds before their stated maturity date. In both cases, investors receive their principal back and are typically forced to reinvest it in bonds that pay lower interest rates. Rapid changes in prepayment and call rates can cause bond prices and yields to be volatile.

If the Fund invests in securities with additional risks, its share-price volatility accordingly could be greater and its performance lower. The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay.


For more information about these risks, please see "Glossary of Investment Risks" beginning on page 57.

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              33

--------------------------------------------------------------------------------

[AMPERSAND GRAPHIC OMITTED]  PERFORMANCE INFORMATION

This section would normally include a bar chart and a table showing how the Fund has performed and how its performance has varied from year to year. Because the Fund had less than a full calendar year of performance as of the date of this Prospectus, the bar chart and table are not shown.

--------------------------------------------------------------------------------

[HASH SIGN GRAPHIC OMITTED]   FUND INFORMATION

             CLASS          CUSIP            TICKER
             --------------------------------------
             Fiduciary      431112549        HMSFX

--------------------------------------------------------------------------------

[QUESTION MARK GRAPHIC OMITTED]  DID YOU KNOW?

One of the most significant factors affecting the performance of a bond fund is the rise and fall of interest rates. When interest rates rise, a bond's value generally declines. When interest rates fall, its value generally increases. As a result, the greater a fund's exposure to interest rates, the greater its risk and return potential.

DURATION is an indication of how sensitive a bond or mutual fund portfolio may be to changes in interest rates. Generally speaking, the longer a fund's duration, the more dramatically it will react to interest rate fluctuations and the greater its long-term risk/return potential. Due to their high yields, non-investment grade bonds are typically less sensitive to interest rates than investment grade bonds.

                                                                     (CONTINUED)

----------
PROSPECTUS
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34

HIGHMARK FIXED-INCOME FUNDS
SHORT TERM BOND FUND (CONTINUED)
--------------------------------------------------------------------------------

[DOLLAR SIGN GRAPHIC OMITTED] FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.


---------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
---------------------------------------------------------------------------------------------------
                                                                                          FIDUCIARY
                                                                                           SHARES
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)          0%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                    0%
Redemption Fee (as a percentage of amount redeemed, if applicable)*                          0%

---------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
---------------------------------------------------------------------------------------------------
                                                                                          FIDUCIARY
                                                                                           SHARES
Investment Advisory Fees                                                                    0.40%
Distribution (12b-1) Fees                                                                   0.00%
Other Expenses+                                                                             ____%

  TOTAL ANNUAL FUND OPERATING EXPENSES                                                      ____%
Fee Waivers                                                                                 ____%
  NET EXPENSES++                                                                            ____%


 *    Does not include any wire transfer fees, if applicable.

 +    Other Expenses are based on estimated amounts for the current fiscal year.


++ The Fund's Adviser has agreed to contractually waive fees or reimburse expenses in order to keep total operating expenses for Fiduciary Shares from exceeding ____% for the period beginning December 1, 2005 and ending on November 30, 2006. The Fund's total actual operating expenses for the current fiscal year are expected to be less than the amount shown above because additional fees are expected to be waived or reimbursed in order to keep total operating expenses at a specified level. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses are expected to be as follows:

              Fiduciary Shares:  ____%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that you redeem all of your Shares at the end of these periods, that each year your investment has a 5% return, and that the Fund's expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:


                            1 YEAR       3 YEARS
FIDUCIARY SHARES            $_____       $______

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              35

--------------------------------------------------------------------------------

SHAREOWNER GUIDE -
HOW TO INVEST IN THE
HIGHMARK FUNDS

Before you invest, we encourage you to carefully read the Fund profiles included in this prospectus and consider which Funds are appropriate for your particular financial situation, risk tolerance and goals. As always, your financial representative can provide you with valuable assistance in making this decision. He or she can also help you choose which of the Fund Share classes we offer is right for you.

FOREIGN INVESTORS


The Funds do not accept investments by non-resident aliens.


CHOOSING A SHARE CLASS

HighMark Funds offers different classes of Fund Shares, each of which has different expenses and other characteristics. Only one class of Fund Shares, Fiduciary Shares, is offered in this prospectus. To choose the one that is best suited to your needs and goals, consider the amount of money you want to invest, how long you expect to invest it and whether you plan to make additional investments. The following are some of the main characteristics of HighMark's Fiduciary Shares.

FIDUCIARY SHARES

o     No sales charge.

o     No Distribution (12b-1) fees.

o     AVAILABLE ONLY TO THE FOLLOWING INVESTORS AND ACCOUNTS:

      o Fiduciary, advisory, agency, custodial and other similar accounts maintained with Union Bank of California, N.A., or its affiliates;

      o Non-fiduciary IRA accounts investing in a HighMark Equity or Fixed Income Fund that were established with The Bank of California, N.A., prior to June 20, 1994, and have remained open since then;

      o Investors who currently own Shares of a HighMark Equity or Fixed Income Fund that they purchased prior to June 20, 1994 within an account registered in their name with the Funds;

      o Current and retired trustees of the HighMark Funds and directors, officers and employees (and their spouses and children under the age of 21) of Union Bank of California, N.A., of HighMark Funds' current or former distributors or of their respective affiliated companies who currently own Shares of HighMark Funds that they purchased before April 30, 1997;

      o Registered investment advisers who are regulated by a federal or state governmental authority, or financial planners who are purchasing Fiduciary Shares for an account for which they are authorized to make investment decisions (i.e., a discretionary account) and who are compensated by their clients on the basis of an ad valorem fee;

      o Retirement and other benefit plans sponsored by governmental entities; and

      o Financial Institutions that may buy Shares on their own account or as record owner on behalf of fiduciary, agency or custodial accounts, with a minimum investment of $250,000 per Fund.

FOR THE ACTUAL PAST EXPENSES OF THE FIDUCIARY SHARES, SEE THE INDIVIDUAL FUND PROFILES EARLIER IN THIS PROSPECTUS.

THE FUNDS ALSO OFFER CLASS A, CLASS B AND CLASS C SHARES (COLLECTIVELY RETAIL SHARES). EACH OF THESE CLASSES HAS ITS OWN EXPENSE STRUCTURE. RETAIL SHARES ARE AVAILABLE TO NON-FIDUCIARY CLIENTS OR UNION BANK OF CALIFORNIA, N.A., WHO ARE NOT OTHERWISE ELIGIBLE FOR FIDUCIARY SHARES. CALL US AT 1-800-433-6884 FOR MORE DETAILS.

PAYMENTS TO FINANCIAL FIRMS

Your broker, dealer, financial adviser or other financial intermediary may receive certain payments and compensation described below. For purposes of the following, "financial firms" means brokers, dealers, financial advisers and other financial intermediaries.

A Fund may make payments under HighMark Funds' shareholder services plan relating to the Fiduciary Shares to financial firms that agree to provide certain shareholder support services for their customers or account holders who are the beneficial or record owners of Shares of the Fund. In consideration for such services, a financial firm is compensated by the applicable Fund at a maximum annual rate of up to 0.25% of the average daily net asset value of the applicable class of Shares of such Fund. The shareholder services plan is more fully described in the Statement of Additional Information. Financial firms may also receive sales charges, distribution fees, servicing fees and other compensation relating to other classes of Shares and other Funds not offered in this prospectus.


HighMark Capital Management, Inc., pays out of its own assets compensation to financial firms for the sale and distribution of the Shares of any of the Funds and/or for the servicing of Shares. Payments made by HighMark Capital Management, Inc. may be made to supplement commissions paid to financial firms, and may take the form of (1) due diligence payments for a financial firm's examination of the Funds and payments for employee training and education relating to the Funds; (2) listing fees for the placement of the Funds on a financial firm's list of mutual funds available for purchase by its clients; (3) fees for providing the Funds with "shelf space" and/or a higher profile for a financial firm's financial consultants and their customers and/or placing the Funds on the financial firm's preferred or recommended list; (4) marketing support fees for providing assistance in promoting the sale of Shares; (5) payments in connection with attendance at sales meetings for the promotion of the sale of Shares; (6) payments for

----------
PROSPECTUS
----------
36

HIGHMARK FUNDS
--------------------------------------------------------------------------------


maintaining shareholder accounts on a financial firm's platform; and (7) payments for the sale of Shares and/or the maintenance of share balances.

Payments made by HighMark Capital Management, Inc. to a financial firm also may be used by the financial firm to pay for the travel expenses, meals, lodging and entertainment of financial firms and their salespersons and guests in connection with education, sales and promotional programs. These programs, which may be different for different financial firms, will not change the price an investor will pay for Shares or the amount that a Fund will receive for the sale of Shares.

If investment advisers, administrators, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular Share class over other Share classes. Speak with your financial adviser to learn more about the total amounts paid to your financial adviser and his or her firm by the Funds, HighMark Capital Management, Inc. and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial adviser at the time of purchase.


HighMark Capital Management, Inc. and/or a Fund's sub- adviser do not consider sales of Shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. However, some broker-dealers that sell Shares of the Funds may receive commissions from a Fund in connection with the execution of the Fund's portfolio transactions.

OPENING AN ACCOUNT

1.    Read this prospectus carefully.

2. Determine how much money you want to invest. The minimum investments for the HighMark Funds are as follows:


      o     INITIAL PURCHASE:           $1,000 for each Fund

                                        $250 for current and retired trustees of HighMark Funds and directors, officers and employees (as well as their spouses and children under the age of 21) of Union Bank of California, N.A., SEI Investments Distribution Co. and their affiliates.

                                        $100 for Automatic Investment Plan

      o     ADDITIONAL PURCHASES:       $100 for each Fund

                                        $100 monthly minimum per Fund for
                                        Automatic Investment Plan


      We may waive these initial and additional investment minimums for purchases made in connection with Individual Retirement Accounts, Keoghs, payroll deduction plans or 401(k) or similar plans.

3. Complete the appropriate parts of the account application, carefully following the instructions. You must submit additional documentation when opening trust, corporate or power of attorney accounts. For more information, please contact your financial representative or call the Distributor at 1-800-433-6884.

4. You and your financial representative can initiate any purchase, exchange or sale of Shares.

5. CUSTOMER IDENTIFICATION AND VERIFICATION. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

      What this means to you: When you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you. This information will be verified to ensure the identity of all persons opening an account.

      HighMark Funds is required by law to reject your new account application if the required identifying information is not provided.

      In certain instances, HighMark Funds is required to collect documents to fulfill its legal obligations. Documents provided in connection with your application will be used solely to establish and verify customer identity, and HighMark Funds shall have no obligation with respect to the terms of any such document.

      Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of HighMark Funds (e.g., 72 hours), which may change from time to time, your application will be rejected.

      Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the net asset value per share next-determined after receipt of your application in proper form.

      However, HighMark Funds reserves the right to close your account at the then-current day's price if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of HighMark Funds (e.g., 96 hours), which may change from time to time. If HighMark Funds is unable to verify your identity, it reserves the right to liquidate your account at the then-current day's price and remit proceeds to you via check. HighMark Funds reserves the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              37

--------------------------------------------------------------------------------

      loss on Fund shares and will be subject to corresponding tax implications.

WE RESERVE THE RIGHT TO REJECT A PURCHASE ORDER IF THE DISTRIBUTOR OR THE ADVISER DETERMINES THAT IT IS NOT IN THE BEST INTEREST OF HIGHMARK FUNDS OR ITS SHAREHOLDERS.

BUYING SHARES

--------------------------------------------------------------------------------
BY WIRE
--------------------------------------------------------------------------------

OPENING AN ACCOUNT


o Deliver your completed application to your financial representative, or mail it to the Transfer Agent (address below).


o Obtain your Fund account number by calling your financial representative or our Transfer Agent.

o     Instruct your bank to wire the amount of your investment to:

      State Street Bank and Trust Company
      225 Franklin Street
      Boston, MA 02101
      ABA# 011000028
      DDA# 9905-194-8

Specify the Fund name, your choice of share class, the new Fund account number and the name(s) in which the Fund account is registered. Your bank may charge a fee to wire money.

ADDING TO AN ACCOUNT

o     Call our Transfer Agent before wiring any funds.

o     Instruct your bank to wire the amount of your investment to:

      State Street Bank and Trust Company
      225 Franklin Street
      Boston, MA 02101
      ABA# 011000028
      DDA# 9905-194-8

Specify the Fund name, your share class, your Fund account number and the name(s) in which the Fund account is registered. Your bank may charge a fee to wire money.

TRANSFER AGENT ADDRESS:

HighMark Funds
P.O. Box 8416
Boston, MA 02266-8416
Phone Number: 1-800-433-6884

--------------------------------------------------------------------------------
THROUGH FINANCIAL INSTITUTIONS
--------------------------------------------------------------------------------

o Call your financial institution for information on their procedures for transmitting orders to HighMark Funds.

--------------------------------------------------------------------------------
BY EXCHANGE
--------------------------------------------------------------------------------

o Call us at 1-800-433-6884 or contact your financial representative to request an exchange.

Contact your financial representative for instructions and assistance.

To add to an account using the Automatic Investment Plan, see "Investor
Services."

SELLING SHARES

--------------------------------------------------------------------------------
THROUGH FINANCIAL INSTITUTIONS
--------------------------------------------------------------------------------

o Contact your financial institution to find out more about their procedures for transmitting orders to HighMark Funds.

--------------------------------------------------------------------------------
BY EXCHANGE
--------------------------------------------------------------------------------

o Obtain a current prospectus for the Fund into which you are exchanging by calling us or contacting your financial representative.

o     Call us or contact your financial representative to request an exchange.

To make systematic withdrawals from an account, see "Investor Services."

SELLING SHARES IN WRITING. In certain circumstances, you may need to include a medallion guarantee, which protects you against fraudulent orders. You will need a medallion guarantee if:

o     you are selling more than $5,000 worth of Shares.

o you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s) or to a bank account other than that on record.

o     you changed your address of record within the last 30 days.

You should be able to obtain a medallion guarantee from a bank, broker-dealer, credit union, securities exchange or association, clearing agency or savings association. A notary public CANNOT provide a medallion guarantee.

RECEIVING YOUR MONEY. Normally, we will send you a check for your proceeds as promptly as possible, at the latest within seven calendar days of receiving your redemption order. If, however, you recently purchased Shares in the Fund, we may be unable to fulfill your request if we have not yet received and processed your payment for the initial purchase. In such a case you may need to resubmit your redemption request after we have received payment.

REDEMPTION IN KIND: The Funds reserve the right to make payment on redemptions in securities rather than cash.

INVOLUNTARY SALES OF YOUR SHARES: Due to the relatively high costs of handling small investments, each Fund reserves the right to redeem your Shares at net asset value (less any applicable contingent deferred sales charge) if your account balance in any Fund drops below the minimum initial purchase amount for any reason other than market fluctuation. This is more likely to occur if you invest only the minimum amount in a Fund and then sell some of your Shares within a fairly short period of time. Before any Fund exercises its right to redeem your Shares, we will notify you in writing at least 60 days in advance to give you time to bring your balance up to or above the minimum.

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38

HIGHMARK FUNDS
--------------------------------------------------------------------------------

EXCHANGING SHARES

HOW TO EXCHANGE YOUR SHARES: You may exchange Fiduciary Shares of one HighMark Fund for Fiduciary Shares of another HighMark Fund (the "new Fund"), provided that you:

o     Are qualified to invest in the new Fund.

o     Satisfy the initial and additional investment minimums for the new Fund.

o     Invest in the same Share class in the new Fund as you did in the previous
      Fund.

o Maintain the minimum account balance for each HighMark Fund in which you invest.

Your cost for buying Shares in the new Fund is based on the relative net asset values of the Shares you are exchanging. You may also exchange your Fiduciary Shares of a Fund for Class A, Class B or Class C Shares of another HighMark Fund. In that case, your cost for buying Shares in the new Fund is based on the relative net asset value of the Shares you are exchanging plus any applicable sales charge.

TRANSACTION POLICIES

VALUATION OF SHARES. A Fund's net asset value per share of a class is calculated according to the following formula:

      (Total mkt. value of the Fund's investments and other assets allocable to the class - the class's liabilities)

      /  Total number of the Fund's Shares outstanding in the class

      =  The class's net asset value per share


We determine the net asset value (NAV) of each HighMark Equity and Fixed-Income Fund as of the close of regular trading on the New York Stock Exchange, normally at 1:00 p.m. Pacific time (4:00 p.m. Eastern time), every business day, based on the current market price of the Fund's securities. If that is not available, we value its securities by using a method that the Funds' Board of Trustees believes accurately reflects fair value.

With regards to securities held by the Funds that are primarily listed on foreign exchanges, because foreign markets may be open at different times than the New York Stock Exchange, the value of a Fund's Shares may change on days when shareholders are not able to buy or sell them. Furthermore, the closing price of such securities may no longer reflect their market value at the time a Fund calculates its NAV if an event that could materially affect the value of the Fund's foreign investments has occurred between the time of the security's last close and the time that the Fund calculates its NAV. If a Fund's adviser becomes aware that such an event has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which a Fund calculates its net asset value, it will contact the Fund's administrator and request that a Fair Value Committee meeting be called. In addition, if price movements in certain monitored indices or securities exceed levels established by the administrator, the administrator will notify a Fund's adviser that such limits have been exceeded and request that a Fair Value Committee meeting be called.

In the event that a Fund values its securities using the procedures described above, the Fund's NAV may be higher or lower than would have been the case if the Fund had not used its fair valuation procedures. For further information about how we determine the value of the Funds' investments, see the Statement of Additional Information ("SAI").


BUY AND SELL PRICES. When you buy Shares of a Fund, the amount you pay per share is based on the net asset value per share of the applicable class of Shares next determined after we receive your order. When you sell Shares of a Fund, the amount of your proceeds are based on the net asset value per share of the applicable class of Shares next determined after we receive your order.

EXECUTION OF ORDERS. You may buy and sell Shares of the HighMark Equity and Fixed-Income Funds on any day when the New York Stock Exchange is open for business (hereafter referred to as a "business day"). The New York Stock Exchange is closed on weekends and national holidays.

o PURCHASING SHARES BY MAIL: If you mail us a purchase order, we will execute it as soon as we have received your payment. (Note: If your check does not clear, we will be forced to cancel your purchase and may hold you liable for any losses or fees incurred.)

o PURCHASING SHARES BY WIRE: If you place a purchase order by wire on any business day, we will execute it that day, provided that you have wired the money you wish to invest and it is received by the Transfer Agent prior to 1:00 p.m. PT (4:00 p.m. ET). If the Transfer Agent does not receive the money you plan to wire by this deadline, the trade will be canceled and you must resubmit the trade at the time the wire is sent.

o SELLING SHARES: To sell Shares on any one business day, you must place your redemption order before 1:00 p.m. PT (4:00 p.m. ET). Otherwise, we will execute your order the following business day.

The Transfer Agent may accept telephone orders from broker-dealers, and other intermediaries designated by such broker-dealers, who have been previously approved by the Distributor. A Fund will be deemed to have received a purchase order when an approved broker-dealer or its authorized designee accepts such order. It is the responsibility of such broker-dealer to promptly forward purchase or redemption orders to the Transfer Agent. Broker-dealers may charge you a transaction-based fee or other fee for their services at either the time of purchase or the time of redemption. Such charges may vary among broker-dealers but in all cases will be retained by the broker-dealers and not remitted to the Fund.

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              39

--------------------------------------------------------------------------------

ANTI-MONEY LAUNDERING PROGRAM


Customer identification and verification is part of HighMark Funds' overall obligation to deter money laundering under Federal law. HighMark Funds has adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, HighMark Funds reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of HighMark Funds management, they are deemed to be in the best interest of the Funds or in cases when HighMark Funds is requested or compelled to do so by governmental or law enforcement authorities.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

HighMark Fund's Board of Trustees has adopted policies and procedures designed to discourage frequent purchases and redemptions of shares of the Funds or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below.

RISKS ASSOCIATED WITH EXCESSIVE OR SHORT-TERM TRADING GENERALLY. While the Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Fund's shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Fund may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, a Fund may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect a Fund's performance.

A Fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Fund calculates its NAV at 1:00 p.m. Pacific time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of foreign securities established some time before a Fund calculates its own share price (referred to as "time zone arbitrage"). The Funds have procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Fund calculates its NAV. While there is no assurance, the Funds expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will reduce a shareholder's ability to engage in time zone arbitrage to the detriment of the other shareholders of the Funds.

A shareholder engaging in a short-term trading strategy may also target a Fund that does not invest primarily in foreign securities. Any Fund that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Funds that may be adversely affected by price arbitrage include, in particular, those Funds that significantly invest in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities.

RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS. Purchases and exchanges should be made primarily for investment purposes. Each Fund and/or its principal underwriter reserves the right to refuse any purchase or exchange order at any time or to suspend redemptions with respect to any shareholder, including transactions representing excessive trading and transactions accepted by any shareholder's financial adviser. In addition, the Funds' adviser will use its best efforts to detect short-term trading activity in a Fund's Shares and reject any purchase, redemption or exchange if, in its judgment, the transaction would adversely affect the Fund or its shareholders. The adviser, however, will not always be able to detect or prevent market timing activity or other trading activity that may disadvantage a Fund. For example, the ability to monitor trades that are placed by omnibus or other nominee accounts is limited when the broker, retirement plan administrator or fee-based program sponsor maintains the record of a Fund's underlying beneficial owners. In the event that the Funds or their agents reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed.

----------
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40

HIGHMARK FUNDS
--------------------------------------------------------------------------------


DISCLOSURE OF PORTFOLIO HOLDINGS

HighMark Capital Management, Inc., the Funds' adviser, has established a policy with respect to the disclosure of a Fund's portfolio holdings. A description of this policy is provided in the SAI. In addition, each Fund's top ten monthly portfolio holdings are generally available to you two days after the end of the period by clicking on "Funds and Performance" on the HighMark Funds website.

Note that the Funds or their adviser may suspend the posting of this information or modify the elements of this web posting policy without notice to shareholders.

DIVIDENDS AND
DISTRIBUTIONS

As a mutual fund Shareholder, you may receive capital gains and/or income from your investment. Each of the HighMark Equity Funds may periodically declare and pay dividends from net investment income separately for each class of shares. Each of the HighMark Fixed-Income Funds may declare and pay monthly dividends separately for each class of shares from any net tax-exempt income and/or net taxable investment income. The Funds distribute any net capital gains and ordinary income they have realized at least once a year. None of the Funds has a targeted dividend rate and none of them guarantees that it will pay any dividends or other distributions.


We will automatically reinvest any income and capital gains distributions you are entitled to in additional Shares of your Fund(s) unless you notify our Transfer Agent that you want to receive your distributions in cash. If you are a shareholder of a Fixed-Income Fund, you may also notify our Transfer Agent to reinvest any income and capital gains distributions in the same class of an Equity Fund. To make either type of notification, send a letter with your request, including your name and account number to:

HighMark Funds
P.O. Box 8416
Boston, MA 02266-8416

Your request will become effective for distributions having record dates after our Transfer Agent receives your request. Note that the IRS treats dividends paid in additional Fund Shares the same as it treats dividends paid in cash.



TAXES


Your mutual fund investments may have a considerable impact on your tax situation. We have summarized some of the main points you should know below. Note, however, that the following is general information and will not apply to you if you are investing through a tax-deferred account such as an IRA or a qualified employee benefit plan.


IMPORTANT NOTE: IF YOU HAVE NOT DONE SO ALREADY, BE SURE TO PROVIDE US WITH YOUR CORRECT TAXPAYER IDENTIFICATION NUMBER OR CERTIFY THAT IT IS CORRECT. UNLESS WE HAVE THAT INFORMATION, WE MUST, BY LAW, WITHHOLD A PORTION OF THE TAXABLE DISTRIBUTIONS YOU WOULD OTHERWISE BE ENTITLED TO RECEIVE FROM YOUR FUND INVESTMENTS AS WELL AS A PORTION OF ANY PROCEEDS YOU WOULD NORMALLY RECEIVE FROM SELLING FUND SHARES.

END-OF-YEAR TAX STATEMENTS


We will send you a statement each year showing the tax status of all your distributions. The laws governing taxes change frequently, however, so please consult your tax adviser for the most up-to-date information and specific guidance regarding your particular tax situation. You can find more information about the potential tax consequences of mutual fund investing in the SAI.


TAXATION OF SHAREHOLDER TRANSACTIONS

An exchange of a Fund's shares for shares of another Fund will be treated as a sale of the Fund's shares and, as with all sales and redemptions of Fund shares, any gain on the transaction will be subject to federal income tax.

TAXES ON FUND DISTRIBUTIONS


o FEDERAL TAXES: The IRS generally treats any dividends and short-term capital gains you receive from the Funds as ordinary income. Distributions of investment income designated by a Fund as derived from "qualified dividend income" will be taxed at the rate applicable to long-term capital gains, provided holding period and other requirements are met at both the Shareholder and Fund level.


o STATE AND LOCAL TAXES: In addition to federal taxes, you may have to pay state and local taxes on the dividends or capital gains you receive from a Fund.

o TAXATION OF LONG-TERM CAPITAL GAINS: Distributions of net long-term capital gains you receive from a Fund will be taxed at the long-term federal capital gains rate, regardless of how long you've owned Shares in the Fund. Some states also tax long-term capital gain distributions at a special rate.

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              41

--------------------------------------------------------------------------------

o "BUYING A DIVIDEND": You may owe taxes on Fund distributions even if they represent income or capital gains the Fund earned before you invested in it and thus were likely included in the price you paid.


o REINVESTMENT: A Fund's distributions, whether received in cash or reinvested in additional Shares of the Fund, may be subject to federal income tax.


SPECIAL CONSIDERATIONS FOR SHAREHOLDERS OF HIGHMARK CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND AND NATIONAL INTERMEDIATE TAX-FREE BOND FUND: The Funds' portfolio managers expect that virtually all of the income the California Intermediate Tax-Free Fund generates will be exempt from federal and California state personal income taxes, and virtually all of the income the National Intermediate Tax-Free Bond Fund generates will be exempt from federal personal income taxes. If, however, you receive Social Security or railroad retirement benefits, you should consult your tax adviser to determine whether investing in these Funds could increase federal taxation of such benefits. In addition, some of the income you receive from these Funds may be included in the computation of federal and state alternative minimum tax.

SPECIAL CONSIDERATIONS FOR SHAREHOLDERS OF FUNDS INVESTING IN FOREIGN
SECURITIES: If your Fund invests in foreign securities, the income those securities generate may be subject to foreign withholding taxes, which may decrease their yield. Foreign governments may also impose taxes on other payments or gains your Fund earns on these securities. In general, Shareholders in these Funds will not be entitled to claim a credit or deduction for these foreign taxes on their U.S. tax return. (There are some exceptions, however; please consult your tax adviser for more information.) In addition, foreign investments may prompt a Fund to distribute ordinary income more frequently and/or in greater amounts than purely domestic funds, which could increase your tax liability.


THE TAX CONSIDERATIONS DESCRIBED ABOVE MAY OR MAY NOT APPLY TO YOU. SEE THE SAI FOR FURTHER DETAILS. PLEASE CONSULT YOUR TAX ADVISER TO HELP DETERMINE WHETHER THESE CONSIDERATIONS ARE RELEVANT TO YOUR PARTICULAR INVESTMENTS AND TAX SITUATION.


INVESTOR SERVICES


AUTOMATIC INVESTMENT PLAN (AIP): AIP allows you to make regular investments in the HighMark Fund(s) of your choice through automatic deductions from your checking account. The monthly minimum per Fund is $100.* AIP is available only to current Shareholders who wish to make additional investments to their existing account(s).




To take part in AIP, complete the appropriate section on your Account Application form. You may change or cancel the plan at any time by sending a written notice to our Transfer Agent (a medallion guarantee may be required).


* There is a $50 monthly minimum for current or retired trustees of HighMark Funds and directors, officers, and employees (as well as their spouses and children under the age of 21) of Union Bank of California, SEI Investments Distribution Co., and their affiliates who were participating in HighMark's AIP on or before December 11, 1998.


SYSTEMATIC WITHDRAWAL PLAN (SWP): HighMark's Systematic Withdrawal Plan allows you to make regular withdrawals from your account. The minimum monthly withdrawal is $100 per Fund. You can choose to make these withdrawals on a monthly, quarterly, semi-annual or annual basis. You also have the option of receiving your withdrawals by check or by automatic deposit into your bank account.

To participate in SWP, you must:

o     Have at least $5,000 in your HighMark Fund account(s).

o     Have your dividends automatically reinvested.

BEFORE YOU SIGN UP FOR SWP, PLEASE NOTE THE FOLLOWING IMPORTANT CONSIDERATIONS:

SWP via check will only run on the 25th of each month. SWP via the Automated Clearing House ("ACH") can be run on any date. If your automatic withdrawals through SWP exceed the income your Fund(s) normally pay, your withdrawals may, over time, deplete your original investment--or exhaust it entirely if you make large and frequent withdrawals. Fluctuations in the net asset value per Share of your Fund(s) may also deplete your principal.

To take part in SWP, complete the appropriate section on your Account Application form. You may change or cancel the plan at any time by sending a written notice to our Transfer Agent (which may require a medallion guarantee).

Please contact HighMark Funds at 1-800-433-6884 for more information.

SYSTEMATIC EXCHANGE PLAN: HighMark's Systematic Exchange Plan allows shareholders of a class of HighMark Money Market or Fixed-Income Funds to make regular exchanges from their accounts into the same class of a HighMark Equity Fund. The minimum monthly exchange is $1,200 per Fund. You can choose to make these exchanges on a monthly, quarterly, semi-annual or annual basis for a fixed period of time.

To participate in the Systematic Exchange Plan, you must:

o Have at least $5,000 in your HighMark Money Market or Fixed-Income Fund account(s).

o     Have your dividends automatically reinvested.

To take part in the Systematic Exchange Plan, complete the appropriate section on your Account Application form. You may change or cancel the plan at any time by sending a written notice to our Transfer Agent (a medallion guarantee may be required).

----------
PROSPECTUS
----------
42

HIGHMARK FUNDS
--------------------------------------------------------------------------------

MORE ABOUT
HIGHMARK FUNDS
INVESTMENT MANAGEMENT

INVESTMENT ADVISER


HighMark Capital Management, Inc., serves as investment adviser of the HighMark Funds and manages their investment portfolios on a day-to-day basis under the supervision of HighMark Funds' Board of Trustees. HighMark Capital Management, Inc. also serves as the administrator of the HighMark Funds.

HighMark Capital Management is a subsidiary of Union Bank of California, N.A., which is a subsidiary of UnionBanCal Corporation. UnionBanCal Corporation is a publicly held corporation which is principally held by The Bank of Tokyo-Mitsubishi, Ltd. (BTM). BTM is in turn a wholly owned subsidiary of Mitsubishi Tokyo Financial Group, Inc. As of _________ __, ____, UnionBanCal Corporation and its subsidiaries had approximately $____ billion in consolidated assets. As of the same date, HighMark Capital Management had approximately $____ billion in assets under management. HighMark Capital Management (and its predecessors) has been providing investment management services to individuals, institutions and large corporations since 1919.


Over the past fiscal year, the Funds paid the following management fees to HighMark Capital Management:


FUND                               % OF NET ASSETS
Balanced Fund                      ____%
Core Equity Fund                   ____%
Large Cap Growth Fund              ____%*
Large Cap Value Fund               ____%*
Small Cap Growth Fund              ____%*
Small Cap Value Fund               ____%*
Value Momentum Fund                ____%
Bond Fund                          ____%
California Intermediate
   Tax-Free Bond Fund              ____%
National Intermediate
   Tax-Free Bond Fund              ____%


*     A portion of the management fee is used to pay the Fund's sub-adviser.


For its advisory services to the Short Term Bond Fund, HighMark Capital Management is entitled to receive management fees at an annual rate of 0.40% of the Fund's average daily net assets.

A discussion regarding the basis for HighMark Funds' Board of Trustees approving the advisory agreement between HighMark Capital Management, Inc. and HighMark Funds is available in the Fund's Annual Report to shareholders for the fiscal year ending July 31, 2005.


SUB-ADVISERS

LARGE CAP GROWTH FUND. Waddell & Reed Investment Management Company ("WRIMCO") serves as the sub-adviser to the Large Cap Growth Fund. Under an investment sub-advisory agreement between WRIMCO and HighMark Capital Management, WRIMCO makes day-to-day investment decisions for the Fund, subject to the supervision of, and policies established by, HighMark Capital Management and the Trustees of HighMark Funds.


WRIMCO is a registered investment adviser under the Investment Advisers Act of 1940 and is organized as a Kansas corporation. WRIMCO is a wholly owned subsidiary of Waddell & Reed, Inc. a Delaware corporation, which, in turn, is a wholly owned subsidiary of Waddell & Reed Financial Services, Inc. a Missouri corporation. Waddell & Reed Financial Services, Inc. is a wholly owned subsidiary of Waddell & Reed Financial, Inc. ("Waddell & Reed"), a Delaware corporation and publicly held company. As of __________ __, ____, WRIMCO managed approximately $____ billion in assets.


LARGE CAP VALUE FUND. Aronson+Johnson+Ortiz, LP ("AJO") serves as the sub-adviser to the Large Cap Value Fund. Under an investment sub-advisory agreement between AJO and HighMark Capital Management, AJO makes day-to-day investment decisions for the Fund, subject to the supervision of, and policies established by, HighMark Capital Management and the Trustees of HighMark Funds.


AJO is a registered investment adviser under the Investment Advisers Act of 1940 and is organized as a Delaware limited partnership. As of __________ __, ____, AJO managed approximately $____ billion in assets.


SMALL CAP GROWTH FUND. Chartwell Investment Partners, L.P. ("Chartwell") serves as the sub-adviser to the Small Cap Growth Fund. Under an investment sub-advisory agreement between Chartwell and HighMark Capital Management, Chartwell makes day-to-day investment decisions regarding the Fund, subject to the supervision of, and policies established by, HighMark Capital Management and the Trustees of HighMark Funds.


Founded in 1997, Chartwell is an employee-owned firm focused on institutional and sub-advisory investment management. Chartwell is a quality-based equity and fixed income manager with a disciplined, team-oriented investment process. As of __________ __, ____, Chartwell had approximately $____ billion in assets under management.

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              43

--------------------------------------------------------------------------------

SMALL CAP VALUE FUND. LSV Asset Management ("LSV") serves as sub-adviser to the Small Cap Value Fund. Under an investment sub-advisory agreement between LSV and HighMark Capital Management, LSV makes day-to-day investment decisions for the Fund, subject to the supervision of, and policies established by, HighMark Capital Management and the Trustees of HighMark Funds.


LSV is a registered investment adviser organized as a Delaware partnership. The general partners of LSV have developed quantitative value analysis methodology and software, which has been used to manage assets over the past 8 years. As of __________ __, ____, LSV had approximately $____ billion in assets under management.

OTHER ARRANGEMENTS

HighMark Funds and HighMark Capital Management, Inc. have applied for an exemptive order from the Securities and Exchange Commission granting exemptions from certain provisions of the Investment Company Act of 1940, as amended, pursuant to which HighMark Capital Management will, subject to supervision and approval of HighMark Funds' Board of Trustees, be permitted to enter into and materially amend sub-advisory agreements without such agreements being approved by the shareholders of the applicable Fund. HighMark Funds and HighMark Capital Management will therefore have the right to hire, terminate, or replace sub-advisers without shareholder approval, including, without limitation, the replacement or reinstatement of any sub-adviser with respect to which a sub-advisory agreement has automatically terminated as a result of an assignment. HighMark Capital Management will continue to have the ultimate responsibility to oversee each sub-adviser and recommend its hiring, termination and replacement. There can be no guarantee that HighMark Funds and HighMark Capital Management will obtain this order from the Securities and Exchange Commission.

Shareholders will be notified of any changes in sub-advisers. Shareholders of a Fund have the right to terminate a sub-advisory agreement for a Fund at any time by a vote of the majority of the outstanding voting securities of such Fund.

----------
PROSPECTUS
----------
44

HIGHMARK FUNDS
--------------------------------------------------------------------------------


PORTFOLIO MANAGERS

The table below tells you which portfolio managers are responsible for making the day-to-day investment decisions for each Fund. The professional biographies of the portfolio managers follow the table. The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.

FUND                                                             PORTFOLIO MANAGER(S)
----------------------------------------------------------------------------------------------------------------------------
HighMark Balanced Fund                                           David J. Goerz III, Kenneth Wemer, George Rokas,
                                                                 Robert Kang, E. Jack Montgomery(1)
HighMark Core Equity Fund                                        David J. Goerz III, Richard Rocke(2)
HighMark Large Cap Growth Fund                                   Daniel Becker, Philip Sanders(2)
HighMark Large Cap Value Fund                                    Theodore R. Aronson, Kevin M. Johnson, Gina Marie N. Moore,
                                                                 Martha E Ortiz(3)
HighMark Small Cap Growth Fund                                   Michael D. Jones, Edward A. Antoian, Kevin R. Baker,
                                                                 David Choi, Alan S. Borthwick(4)
HighMark Small Cap Value Fund                                    Josef Lakonishok, Robert W. Vishny, Menno Vermeulen(5)
HighMark Value Momentum Fund                                     Richard Earnest, Keith Stribling, Todd Lowenstein(2)
HighMark Bond Fund                                               E. Jack Montgomery, Greg Lugosi(6)
HighMark California Intermediate Tax-Free Bond Fund              Robert Bigelow, Raymond Mow(7)
HighMark National Intermediate Tax-Free Bond Fund                Robert Bigelow, Raymond Mow(7)
Short Term Bond Fund                                             E. Jack Montgomery, Greg Lugosi(6)

(1) Mr. Goerze is responsible for asset allocation decisions and manages the equity group responsible for construction of the equity portion of the Fund's portfolio; For the equity portion of the Fund's portfolio, Mr. Wemer is responsible for the industrials, energy and materials sectors, Mr. Kang is responsible for the health care sector and Mr. Rokas is responsible for the financial services and utilities sectors; Mr. Montgomery is responsible for sector allocation and security selection within the fixed income portion of the Fund's portfolio.

(2)   Co-managers.

(3)   The portfolio managers share supervision of the Fund.

(4) Messrs. Jones and Antoian are portfolio managers and Messrs. Baker, Choi and Borthwick are portfolio analysts. Purchase and sale decisions are made by the portfolio managers and analysts while the day-to-day work and management of the Fund is divided evenly among the portfolio managers.

(5) All investment decisions are made according to a quantitative model and implemented by the team of Messrs. Lakonishok, Vishny and Vermeulen.

(6) Mr. Montgomery is the lead manager and is responsible for duration policy, sector allocation and security selection; Mr. Lugosi is responsible for trade execution.

(7)   Mr. Bigelow is the lead manager.

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              45

--------------------------------------------------------------------------------


                                                                                BUSINESS EXPERIENCE
PORTFOLIO MANAGER          LENGTH OF SERVICE WITH FUND                          DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------------
Edward A. Antoian          HighMark Small Cap Growth Fund since 2003.           Managing Partner and Senior Portfolio
                                                                                Manager for Small Cap Growth product of
                                                                                Chartwell Investment Partners since 1997.
----------------------------------------------------------------------------------------------------------------------------
Theodore R. Aronson        HighMark Large Cap Value Fund since 2003.            Managing Principal of ARONSON+ JOHNSON+
                                                                                ORTIZ since 1984.
----------------------------------------------------------------------------------------------------------------------------
Kevin R. Baker             HighMark Small Cap Growth Fund since 2003.           Principal and Senior Portfolio Analyst for
                                                                                Chartwell Small Cap Growth product of
                                                                                Chartwell Investment Partners since 1999.
----------------------------------------------------------------------------------------------------------------------------
Daniel Becker              HighMark Large Cap Growth Fund since 2001.           Senior Vice President of Waddell & Reed
                                                                                Investment Management Company; employee of
                                                                                Waddell & Reed Investment Management Company
                                                                                and its predecessors since 1989.
----------------------------------------------------------------------------------------------------------------------------
Robert Bigelow             HighMark California Intermediate Tax-Free            Vice President and Director of Municipal
                           Bond Fund since 1994; HighMark National              Securities of HighMark Capital Management,
                           Intermediate Tax-Free Bond Fund since 1994.*         Inc.; associated with HighMark Capital
                                                                                Management and its predecessors since 1994.
----------------------------------------------------------------------------------------------------------------------------
Alan S. Borthwick          HighMark Small Cap Growth Fund since 2004.           Portfolio Analyst for Chartwell Small Cap
                                                                                Growth Product of Chartwell Investment
                                                                                Partners since 2004; Software Support
                                                                                Analyst, Associate Research Analyst and
                                                                                Senior Research Analyst for Morgan Stanley
                                                                                Investment Management (Miller Anderson &
                                                                                Sherrerd) prior to joining Chartwell
                                                                                Investment Partners.
----------------------------------------------------------------------------------------------------------------------------
David Choi                 HighMark Small Cap Growth Fund since 2003.           Principal and Portfolio Analyst for
                                                                                Chartwell Small Cap Growth Product of
                                                                                Chartwell Investment Partners since 1999.
----------------------------------------------------------------------------------------------------------------------------
Richard Earnest            HighMark Value Momentum Fund since 1991.**           Senior Vice President of HighMark Capital
                                                                                Management, Inc.; associated with HighMark
                                                                                Capital Management or its predecessors since
                                                                                1964.
----------------------------------------------------------------------------------------------------------------------------
David J. Goerz III         HighMark Balanced Fund since 2005;                   Senior Vice President, Chief Investment
                           HighMark Core Equity Fund since 2005.                Officer - Equity and Portfolio Manager of
                                                                                HighMark Capital Management, Inc. since
                                                                                2003; Chief Investment Officer of
                                                                                Morningstar Associates from 2002 to 2003;
                                                                                Vice President and Global Asset Allocation
                                                                                Research and Portfolio Manager for
                                                                                Wellington Management Company from
                                                                                1995-2002.
----------------------------------------------------------------------------------------------------------------------------
Kevin M. Johnson           HighMark Large Cap Value Fund since 2003.            Principal of ARONSON+JOHNSON+ORTIZ
                                                                                since 1993.
----------------------------------------------------------------------------------------------------------------------------

----------
PROSPECTUS
----------
46

HIGHMARK FUNDS
--------------------------------------------------------------------------------


PORTFOLIO MANAGERS (CONTINUED)

                                                                                BUSINESS EXPERIENCE
PORTFOLIO MANAGER          LENGTH OF SERVICE WITH FUND                          DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------------
Michael D. Jones           HighMark Small Cap Growth Fund since 2003.           Managing Partner and Senior Portfolio
                                                                                Manager for Small Cap Growth product of
                                                                                Chartwell Investment Partners since 1998.
----------------------------------------------------------------------------------------------------------------------------
Robert Kang                HighMark Balanced Fund since 2005.                   Vice President and Equity Research Analyst
                                                                                of HighMark Capital Management, Inc. since
                                                                                2004; covered biotechnology at Jefferies &
                                                                                Company and health care services at J.P.
                                                                                Morgan Securities prior to joining HighMark
                                                                                Capital Management.
----------------------------------------------------------------------------------------------------------------------------
Josef Lakonishok           HighMark Small Cap Value Fund since 2001.            Chief Executive Officer, Chief Investment
                                                                                Officer, Partner and Portfolio Manager of
                                                                                LSV Asset Management since 1994; William G.
                                                                                Karnes Professor of Finance at the College
                                                                                of Commerce & Business Administration at the
                                                                                University of Illinois at Urbana-Champaign
                                                                                since 1987.
----------------------------------------------------------------------------------------------------------------------------
Todd Lowenstein            HighMark Value Momentum Fund since 2001.             Vice President and Funds Manager of HighMark
                                                                                Capital Management, Inc. since 2001; worked
                                                                                at JP Morgan and as senior manager at KPMG
                                                                                Peat Marwick prior to joining HighMark
                                                                                Capital Management.
----------------------------------------------------------------------------------------------------------------------------
Greg Lugosi                HighMark Bond Fund since 1994;                       Vice President and Fund Manager for HighMark
                           HighMark Short Term Bond Fund since 2004.            Capital Management, Inc.; associated with
                                                                                HighMark Capital Management and its
                                                                                predecessors since 1991.
----------------------------------------------------------------------------------------------------------------------------
E. Jack Montgomery         HighMark Balanced Fund since 2000;                   Vice President and Director of Fixed Income
                           HighMark Bond Fund since 1994;                       of HighMark Capital Management, Inc.;
                           HighMark Short Term Bond Fund since 2004.            associated with HighMark Capital Management
                                                                                and its predecessors since 1994.
----------------------------------------------------------------------------------------------------------------------------
Gina Marie N. Moore        HighMark Large Cap Value Fund since 2003.            Principal of ARONSON+JOHNSON+ORTIZ
                                                                                since 1998.
----------------------------------------------------------------------------------------------------------------------------
Raymond Mow                HighMark California Intermediate Tax-Free            Vice President and Fixed Income Funds
                           Bond Fund since 1995; HighMark National              Manager of HighMark Capital Management,
                           Intermediate Tax-Free Bond Fund since 1995.***       Inc.; associated with HighMark Capital
                                                                                Management and its predecessors since 1995.
----------------------------------------------------------------------------------------------------------------------------
Martha E. Ortiz            HighMark Large Cap Value Fund since 2003.            Principal of ARONSON+JOHNSON+ORTIZ
                                                                                since 1987.
----------------------------------------------------------------------------------------------------------------------------

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              47

--------------------------------------------------------------------------------


                                                                                BUSINESS EXPERIENCE
PORTFOLIO MANAGER          LENGTH OF SERVICE WITH FUND                          DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------------
Richard Rocke              HighMark Core Equity Fund since 2005.                Vice President and Director of Quantitative
                                                                                Strategies Group for HighMark Capital
                                                                                Management, Inc.; associated with HighMark
                                                                                Capital Management since 1999.
----------------------------------------------------------------------------------------------------------------------------
George Rokas               HighMark Balanced Fund since 2001.                   Vice President and Equity Research Analyst
                                                                                for HighMark Capital Management, Inc.;
                                                                                associated with HighMark Capital Management
                                                                                and its predecessors since 1990 (1990-1997
                                                                                and 1999-present).
----------------------------------------------------------------------------------------------------------------------------
Philip Sanders              HighMark Large Cap Growth Fund since 2001.           Senior Vice President of Waddell & Reed
                                                                                Investment Management Company; employee of
                                                                                Waddell & Reed Investment Management Company
                                                                                since 1998.
----------------------------------------------------------------------------------------------------------------------------
Keith Stribling            HighMark Value Momentum Fund since 1998.             Vice President and Director of Value
                                                                                Momentum for HighMark Capital Management
                                                                                Inc.; associated with HighMark Capital
                                                                                Management and its predecessors since 1995.
----------------------------------------------------------------------------------------------------------------------------
Menno Vermeulen            HighMark Small Cap Value Fund since 2001.            Partner since 1998 and Portfolio Manager and
                                                                                Senior Quantitative Analyst of LSV Asset
                                                                                Management since 1995.
----------------------------------------------------------------------------------------------------------------------------
Robert W. Vishny           HighMark Small Cap Value Fund since 2001.            Partner and Portfolio Manager of LSV Asset
                                                                                Management since 1994; Eric J. Gleacher
                                                                                Professor of Finance at the University of
                                                                                Chicago since 1985.
----------------------------------------------------------------------------------------------------------------------------
Kenneth Wemer              HighMark Balanced Fund since 2005.                   Vice President and Director of Equity
                                                                                Research for HighMark Capital Management,
                                                                                Inc., associated with HighMark Capital
                                                                                Management since 2003; Research Analyst for
                                                                                Jurika & Voyles from 1994 to 2003.
----------------------------------------------------------------------------------------------------------------------------

  * Mr. Bigelow was the portfolio manager of the Stepstone California Intermediate Tax-Free Bond Fund prior to its consolidation with the HighMark California Intermediate Tax-Free Bond Fund in 1997. Mr. Bigelow was the portfolio manager of a common trust fund prior to its consolidation with the HighMark National Intermediate Tax-Free Bond Fund in 2002.

 ** Mr. Earnest was the portfolio manager of the Stepstone Value Momentum Fund prior to its consolidation with the HighMark Value Momentum Fund in 1997.

*** Mr. Mow was the portfolio manager of the Stepstone California Intermediate Tax-Free Bond Fund prior to its consolidation with the HighMark California Intermediate Tax-Free Bond Fund in 1997. Mr. Mow was the portfolio manager of a common trust fund prior to its consolidation with the HighMark National Intermediate Tax-Free Bond Fund in 2002.

----------
PROSPECTUS
----------
48

HIGHMARK FUNDS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand each Fund's financial performance for the past 5 years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by ____________, as noted in its report dated __________ __, ____. This report, along with the Funds' financial statements, is incorporated by reference in the SAI, which is available upon request.

                                                                                            Dividends and
                                               Investment Activities                        Distributions
                                              ------------------------                 ------------------------
                                                               Net
                                                            Realized
                                      Net                      and
                                     Asset       Net       Unrealized                                             Total from
                                    Value,    Investment   Gain (Loss)        Total        Net                     Dividends
                                   Beginning    Income         on              from     Investment     Capital        and
                                   of Period    (Loss)     Investments      Operations    Income        Gains    Distributions
------------------------------------------------------------------------------------------------------------------------------
BALANCED FUND
------------------------------------------------------------------------------------------------------------------------------
FIDUCIARY SHARES
For the periods ended July 31,:
2005+                               $          $             $                $          $            $           $
2004+                                 12.10       0.171         0.796           0.967     (0.167)           --      (0.167)
2003+                                 11.53       0.262         0.563           0.825     (0.255)           --      (0.255)
2002+                                 14.03       0.296        (2.237)         (1.941)    (0.301)       (0.258)     (0.559)
2001                                  15.74       0.331        (1.224)         (0.893)    (0.346)       (0.471)     (0.817)
------------------------------------------------------------------------------------------------------------------------------
CORE EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------
FIDUCIARY SHARES
For the periods ended July 31,:
2005+                               $          $             $                $          $            $           $
2004+                                  6.73       0.029         0.630           0.659     (0.029)           --      (0.029)
2003+                                  6.22       0.055         0.508           0.563     (0.053)           --      (0.053)
2002+                                  8.26       0.045        (2.042)         (1.997)    (0.043)           --      (0.043)
2001                                   9.76       0.044        (1.495)         (1.451)    (0.047)       (0.002)     (0.049)
------------------------------------------------------------------------------------------------------------------------------
LARGE CAP GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------
FIDUCIARY SHARES
For the periods ended July 31,:
2005+                               $          $             $                $          $            $           $
2004+                                  7.25      (0.012)        0.262+++        0.250         --            --          --
2003+                                  6.53       0.003         0.722           0.725     (0.005)++         --      (0.005)
2002+                                  8.68      (0.004)       (2.146)         (2.150)        --            --          --
2001                                  18.62      (0.061)       (7.684)         (7.745)        --        (2.195)     (2.195)
------------------------------------------------------------------------------------------------------------------------------
LARGE CAP VALUE FUND
------------------------------------------------------------------------------------------------------------------------------
FIDUCIARY SHARES
For the periods ended July 31,:
2005+                               $          $             $                $          $            $           $
2004+                                  8.74       0.100         1.670           1.770     (0.100)           --      (0.100)
2003+                                  8.25       0.105         0.484           0.589     (0.099)           --      (0.099)
2002+                                 11.04       0.123        (2.790)         (2.667)    (0.123)           --      (0.123)
2001                                  12.35       0.129        (0.438)         (0.309)    (0.127)       (0.874)     (1.001)
------------------------------------------------------------------------------------------------------------------------------

                                                                                            Ratio
                                                                                         of Expenses
                                                                                         to Average     Ratio of
                                                                                         Net Assets       Net
                                      Net                      Net             Ratio      Excluding    Investment
                                     Asset                   Assets,             of      Fee Waivers     Income
                                    Value,                     End            Expenses       and         (Loss)       Portfolio
                                      End        Total      of Period        to Average   Reduction    to Average     Turnover
                                   of Period   Return**       (000)          Net Assets  of Expenses   Net Assets       Rate
-------------------------------------------------------------------------------------------------------------------------------
BALANCED FUND
-------------------------------------------------------------------------------------------------------------------------------
FIDUCIARY SHARES
For the periods ended July 31,:
2005+                               $                   %    $                       %            %           %              %
2004+                                 12.90        8.01       118,555            0.94         1.12        1.32             97
2003+                                 12.10        7.30       115,067            0.94         1.12        2.29             55
2002+                                 11.53      (14.24)      180,217            0.93         1.10        2.27             12
2001                                  14.03       (5.85)      321,263            0.92         1.10        2.24             11
-------------------------------------------------------------------------------------------------------------------------------
CORE EQUITY FUND
-------------------------------------------------------------------------------------------------------------------------------
FIDUCIARY SHARES
For the periods ended July 31,:
2005+                               $                   %    $                       %            %           %              %
2004+                                  7.36        9.80       113,334            0.92         1.10        0.38            119
2003+                                  6.73        9.15       115,045            0.92         1.09        0.89             71
2002+                                  6.22      (24.25)      114,854            0.93         1.10        0.61             11
2001                                   8.26      (14.91)       96,112            0.92         1.12        0.49             14
-------------------------------------------------------------------------------------------------------------------------------
LARGE CAP GROWTH  FUND
-------------------------------------------------------------------------------------------------------------------------------
FIDUCIARY SHARES
For the periods ended July 31,:
2005+                               $                   %    $                       %            %           %              %
2004+                                  7.50        3.45       137,682            0.94         1.13       (0.15)            93
2003+                                  7.25       11.11       161,181            0.94         1.12        0.05             57
2002+                                  6.53      (24.77)      156,663            0.93         1.10       (0.05)           105
2001                                   8.68      (45.71)      279,625            0.92         1.11       (0.46)            26
-------------------------------------------------------------------------------------------------------------------------------
LARGE CAP VALUE FUND
-------------------------------------------------------------------------------------------------------------------------------
FIDUCIARY SHARES
For the periods ended July 31,:
2005+                               $                   %    $                       %            %           %              %
2004+                                 10.41       20.32        87,180            0.93         1.12        1.00             86
2003+                                  8.74        7.26        65,363            0.93         1.11        1.30            337
2002+                                  8.25      (24.31)       78,479            0.92         1.09        1.24            226
2001                                  11.04       (2.90)      189,327            0.91         1.06        1.08            138
-------------------------------------------------------------------------------------------------------------------------------


AMOUNTS DESIGNATED AS "-" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

  *   Annualized
 ** Total return does not reflect any applicable sales charge. Total return is for the period indicated and has not been annualized.
  +   Per share amounts calculated using average shares method.
 ++   Represents a $0.005 return of capital for tax purposes.
+++ Includes a $0.026 redemption fee, which is a capital transaction and not an investment activity.

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              49

--------------------------------------------------------------------------------


                                                                                           Dividends and
                                                Investment Activities                      Distributions
                                             ---------------------------                --------------------
                                                                 Net
                                                              Realized
                                    Net                          and
                                   Asset                     Unrealized                                         Total from
                                  Value,          Net        Gain (Loss)     Total        Net                    Dividends
                                 Beginning    Investment         on           from     Investment    Capital        and
                                 of Period   Income (Loss)   Investments   Operations    Income       Gains    Distributions
----------------------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND
----------------------------------------------------------------------------------------------------------------------------
FIDUCIARY SHARES
For the periods ended July 31,:
2005+                             $            $              $             $            $           $           $
2004+                               11.74         (0.177)         0.439        0.262           --     (0.192)       (0.192)
2003+(1)                            10.00         (0.034)         1.774        1.740           --         --            --
----------------------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE FUND
----------------------------------------------------------------------------------------------------------------------------
FIDUCIARY SHARES
For the periods ended July 31,:
2005+                             $            $              $             $            $           $           $
2004+                               13.53          0.037          2.758        2.795       (0.072)    (0.203)       (0.275)
2003+                               11.25          0.074          2.227        2.301       (0.021)        --        (0.021)
2002+                               11.85          0.006         (0.022)      (0.016)          --     (0.584)       (0.584)
2001                                13.61          0.063         (0.536)      (0.473)      (0.047)    (1.240)       (1.287)
----------------------------------------------------------------------------------------------------------------------------
VALUE MOMENTUM FUND
----------------------------------------------------------------------------------------------------------------------------
FIDUCIARY SHARES
For the periods ended July 31,:
2005+                             $            $              $             $            $           $           $
2004+                               20.72          0.277          2.899        3.176       (0.284)    (1.032)       (1.316)
2003+                               20.05          0.273          1.583        1.856       (0.264)    (0.922)       (1.186)
2002+                               27.00          0.254         (5.404)      (5.150)      (0.247)    (1.553)       (1.800)
2001                                29.10          0.245         (0.411)      (0.166)      (0.252)    (1.682)       (1.934)
----------------------------------------------------------------------------------------------------------------------------
BOND FUND
----------------------------------------------------------------------------------------------------------------------------
FIDUCIARY SHARES
For the periods ended July 31,:
2005+                             $            $              $             $            $           $           $
2004+                               10.80          0.492          0.009        0.501       (0.511)        --        (0.511)
2003+                               10.68          0.566          0.124        0.690       (0.570)        --        (0.570)
2002+                               10.88          0.638         (0.204)       0.434       (0.634)        --        (0.634)
2001                                10.25          0.641          0.629        1.270       (0.640)        --        (0.640)
----------------------------------------------------------------------------------------------------------------------------
CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND
----------------------------------------------------------------------------------------------------------------------------
FIDUCIARY SHARES
For the periods ended July 31,:
2005+                             $            $              $             $            $           $           $
2004+                               10.35          0.386         (0.006)       0.380       (0.390)    (0.020)       (0.410)
2003+                               10.48          0.387         (0.119)       0.268       (0.386)    (0.012)       (0.398)
2002+                               10.32          0.402          0.192        0.594       (0.400)    (0.034)       (0.434)
2001                                 9.97          0.429          0.345        0.774       (0.424)        --        (0.424)
----------------------------------------------------------------------------------------------------------------------------
                                                                                      Ratio
                                                                                   of Expenses
                                                                                   to Average
                                                                                   Net Assets        Ratio of
                                    Net                    Net                      Excluding           Net
                                   Asset                 Assets,        Ratio      Fee Waivers      Investment
                                  Value,                   End       of Expenses       and         Income (Loss)   Portfolio
                                    End       Total     of Period    to Average     Reduction       to Average     Turnover
                                 of Period   Return**     (000)      Net Assets    of Expenses      Net Assets       Rate
----------------------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND
----------------------------------------------------------------------------------------------------------------------------
FIDUCIARY SHARES
For the periods ended July 31,:
2005+                              $                %   $                   %             %                %            %
2004+                               11.81       2.08       26,971       1.47          1.66            (1.35)         125
2003+(1)                            11.74      17.40        7,238       1.49*         1.67*           (1.15)*         25
----------------------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE FUND
----------------------------------------------------------------------------------------------------------------------------
FIDUCIARY SHARES
For the periods ended July 31,:
2005+                              $                %   $                   %             %                %            %
2004+                               16.05      20.72      101,687       1.32          1.50             0.23           20
2003+                               13.53      20.49       79,222       1.25          1.43             0.64           24
2002+                               11.25       0.10       63,399       1.35          1.52             0.05           99
2001                                11.85      (2.80)      78,869       1.44          1.55             0.27          215
----------------------------------------------------------------------------------------------------------------------------
VALUE MOMENTUM FUND
----------------------------------------------------------------------------------------------------------------------------
FIDUCIARY SHARES
For the periods ended July 31,:
2005+                              $                %   $                   %             %                %            %
2004+                               22.58      15.69      389,658       0.92          1.11             1.25           20
2003+                               20.72      10.00      350,151       0.94          1.11             1.44            6
2002+                               20.05     (20.06)     355,004       0.93          1.10             1.06           12
2001                                27.00      (0.55)     482,337       0.92          1.10             0.85            3
----------------------------------------------------------------------------------------------------------------------------
BOND FUND
----------------------------------------------------------------------------------------------------------------------------
FIDUCIARY SHARES
For the periods ended July 31,:
2005+                              $                %   $                   %             %                %            %
2004+                               10.79       4.68      451,384       0.75          1.01             4.49           45
2003+                               10.80       6.51      505,755       0.74          0.99             5.15           58
2002+                               10.68       4.09      485,274       0.75          1.00             5.89           18
2001                                10.88      12.73      533,310       0.75          0.98             6.05           19
----------------------------------------------------------------------------------------------------------------------------
CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND
----------------------------------------------------------------------------------------------------------------------------
FIDUCIARY SHARES
For the periods ended July 31,:
2005+                              $                %   $                   %             %                %            %
2004+                               10.32       3.68      120,494       0.50          1.02             3.68            1
2003+                               10.35       2.55      139,051       0.49          1.02             3.65            3
2002+                               10.48       5.89      123,702       0.47          0.99             3.88            2
2001                                10.32       7.92      123,568       0.46          0.97             4.20           12
----------------------------------------------------------------------------------------------------------------------------


AMOUNTS DESIGNATED AS "-" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

  *   Annualized
 ** Total return does not reflect any applicable sales charge. Total return is for the period indicated and has not been annualized.
 ++   Per share amounts calculated using average shares method.
 ++   Includes a 0.037 distribution in excess of net investment income.
(1)   Commenced operations on April 28, 2003.

----------
PROSPECTUS
----------
50

HIGHMARK FUNDS
--------------------------------------------------------------------------------


                                                                                            Dividends and
                                               Investment Activities                        Distributions
                                              ------------------------                 ------------------------
                                                               Net
                                                            Realized
                                      Net                      and
                                     Asset        Net      Unrealized                                            Total from
                                    Value,    Investmenon  Gain (Loss)        Total       Net                     Dividends
                                   Beginning    Income         on              from    Investment      Capital       and
                                   of Period    (Loss)     Investments      Operations   Income         Gains   Distributions
------------------------------------------------------------------------------------------------------------------------------
NATIONAL INTERMEDIATE TAX-FREE BOND FUND
------------------------------------------------------------------------------------------------------------------------------
FIDUCIARY SHARES
For the period ended July 31,:
2005+                               $          $             $                $          $            $           $
2004+                                 11.61       0.474        (0.106)          0.368     (0.457)       (0.001)     (0.458)
2003+(1)                              11.56       0.357         0.040           0.397     (0.347)           --      (0.347)
------------------------------------------------------------------------------------------------------------------------------
SHORT TERM BOND FUND
------------------------------------------------------------------------------------------------------------------------------
FIDUCIARY SHARES
For the period ended July 31,:
2005+(2)                            $          $             $                $          $            $           $
------------------------------------------------------------------------------------------------------------------------------

                                                                                         Ratio
                                                                                      of Expenses
                                                                                      to Average     Ratio of
                                                                                      Net Assets       Net
                                   Net                      Net             Ratio      Excluding    Investment
                                  Asset                   Assets,             of      Fee Waivers     Income
                                 Value,                     End            Expenses       and         (Loss)       Portfolio
                                   End       Total       of Period        to Average   Reduction    to Average     Turnover
                                of Period   Return**       (000)          Net Assets  of Expenses   Net Assets       Rate
------------------------------------------------------------------------------------------------------------------------------
NATIONAL INTERMEDIATE TAX-FREE BOND FUND
------------------------------------------------------------------------------------------------------------------------------
FIDUCIARY SHARES
For the period ended July 31,:
2005+                            $                  %     $                       %            %           %              %
2004+                              11.52        3.18        97,721            0.28         1.02        4.04              2
2003+(1)                           11.61        3.42        72,718            0.28*        1.01*       3.85*             4
------------------------------------------------------------------------------------------------------------------------------
SHORT TERM BOND FUND
------------------------------------------------------------------------------------------------------------------------------
FIDUCIARY SHARES
For the period ended July 31,:
2005+(2)                         $                  %     $                       %            %           %              %
------------------------------------------------------------------------------------------------------------------------------


AMOUNTS DESIGNATED AS "-" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.


  *   Annualized

 ** Total return does not reflect any applicable sales charge. Total return is for the period indicated and has not been annualized.

  +   Per share amounts calculated using average shares method.

(1)   Commenced operations on October 18, 2002.

(2)   Commenced operations on November 2, 2004.

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              51

--------------------------------------------------------------------------------

OTHER INVESTMENT MATTERS


No Fund is a complete investment program. The investment objectives or goals of the Funds and the investment policies of the Funds can be changed without shareholder approval, except for the policies that are identified as "fundamental" in the SAI.


The Funds invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. The following table describes the securities and techniques the Funds use, as well as the main risks they pose. Equity securities are subject mainly to market risk. Fixed-income securities are subject primarily to market, credit and prepayment risk. Following the table is a more complete discussion of risk. You may also consult the Statement of Additional Information for more details about the securities in which the Funds may invest.

FUND NAME                                         FUND CODE

Balanced Fund                                     1
Core Equity Fund                                  2
Large Cap Growth Fund                             3
Large Cap Value Fund                              4
Small Cap Growth Fund                             5
Value Momentum Fund                               6
Small Cap Value Fund                              7
Bond Fund                                         8
California Intermediate Tax-Free Bond Fund        9
National Intermediate Tax-Free Bond Fund          10
Short Term Bond Fund                              11

INSTRUMENT                                                               FUND CODE               RISK TYPE
----------------------------------------------------------------------------------------------------------------------------
ADJUSTABLE RATE MORTGAGE LOANS (ARMSS): Loans in a                       1, 8, 11                Prepayment
mortgage pool which provide for a fixed initial mortgage                                         Market
interest rate for a specified period of time, after which the rate                               Credit
may be subject to periodic adjustments.                                                          Regulatory
----------------------------------------------------------------------------------------------------------------------------
AMERICAN DEPOSITORY RECEIPTS (ADRS): ADRs are foreign                    1-7                     Market
Shares of a company held by a U.S. bank that issues a receipt                                    Political
evidencing ownership. ADRs pay dividends in U.S. dollars.                                        Foreign Investment
----------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES: Securities backed by company                    1, 8-11                 Prepayment
receivables, home equity loans, truck and auto loans,                                            Market
leases, credit card receivables and other securities backed                                      Credit
by other types of receivables or assets.                                                         Regulatory
----------------------------------------------------------------------------------------------------------------------------
BANKERS' ACCEPTANCES: Bills of exchange or time drafts                   1-8, 11                 Credit
drawn on and accepted by a commercial bank. They generally                                       Liquidity
have maturities of six months or less.                                                           Market
----------------------------------------------------------------------------------------------------------------------------
BONDS: Interest-bearing or discounted government or corporate            1-11                    Market
securities that obligate the issuer to pay the bondholder                                        Credit
a specified sum of money, usually at specific intervals, and to                                  Prepayment/Call
repay the principal amount of the loan at maturity.
----------------------------------------------------------------------------------------------------------------------------
CALL AND PUT OPTIONS: A call option gives the buyer the right            1-7, 9-11               Management
to buy, and obligates the seller of the option to sell, a security                               Liquidity
at a specified price. A put option gives the buyer the right to                                  Credit
sell, and obligates the seller of the option to buy, a security                                  Market
at a specified price. The Funds may buy call and put options and                                 Leverage
will sell only covered call options.
----------------------------------------------------------------------------------------------------------------------------

----------
PROSPECTUS
----------
52

HIGHMARK FUNDS
--------------------------------------------------------------------------------

INSTRUMENT                                                               FUND CODE               RISK TYPE
----------------------------------------------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT: Negotiable instruments with a                   1-8, 11                 Market
stated maturity.                                                                                 Credit
                                                                                                 Liquidity
----------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER: Secured and unsecured short-term                       1-11                    Credit
promissory notes issued by corporations and other entities.                                      Liquidity
Their maturities generally vary from a few days to nine months.                                  Market
----------------------------------------------------------------------------------------------------------------------------
COMMON STOCK: Shares of ownership of a company.                          1-7                     Market
----------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES: Bonds or preferred stock that convert            1-7                     Market
to common stock.                                                                                 Credit
----------------------------------------------------------------------------------------------------------------------------
DEMAND NOTES: Securities that are subject to puts and                    1-11                    Market
standby commitments to purchase the securities at a fixed                                        Liquidity
price (usually with accrued interest) within a fixed period                                      Management
of time following demand by a Fund.
----------------------------------------------------------------------------------------------------------------------------
DERIVATIVES: Instruments whose value is derived from an                  1-11                    Management
underlying contract, index or security, or any combination                                       Market
thereof, including futures, options (e.g., puts and calls),                                      Credit
options on futures, swap agreements, and some mortgage-backed                                    Liquidity
securities.                                                                                      Leverage
                                                                                                 Prepayment/Call
----------------------------------------------------------------------------------------------------------------------------
FOREIGN SECURITIES: Stocks issued by foreign companies including         1-8, 11                 Market
ADRs and Global Depository Receipts (GDRs), as well as                                           Political
commercial paper of foreign issuers and obligations of foreign                                   Foreign Investment
governments, companies, banks, overseas branches of U.S. banks                                   Liquidity
or supranational entities.                                                                       Emerging Market
                                                                                                 Call
----------------------------------------------------------------------------------------------------------------------------
FORWARD FOREIGN CURRENCY CONTRACTS: An obligation to                     1-8, 11                 Management
purchase or sell a specific amount of a currency at a fixed                                      Liquidity
future date and price set by the parties involved at the time                                    Credit
the contract is negotiated.                                                                      Market
                                                                                                 Political
                                                                                                 Leverage
                                                                                                 Foreign Investment
----------------------------------------------------------------------------------------------------------------------------
FUTURES AND RELATED OPTIONS: A contract providing for the                1-11                    Management
future sale and purchase of a specific amount of a specific                                      Market
security, class of securities, or index at a specified time in                                   Credit
the future and at a specified price. The aggregate value                                         Liquidity
of options on securities (long puts and calls) will not exceed                                   Leverage
10% of a HighMark Equity Fund's net assets at the time it
purchases the options. Each Equity Fund will limit obligations under futures, options on futures, and options on securities to no more than 25% of the Fund's assets. The HighMark Fixed
Income Funds may invest in futures and options on futures for the purpose of achieving their objectives and for adjusting
their portfolio's duration. Each of these Funds will limit their obligations under futures contracts and related options
to no more than 10% of its assets.
----------------------------------------------------------------------------------------------------------------------------

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              53

--------------------------------------------------------------------------------

INSTRUMENT                                                               FUND CODE               RISK TYPE
----------------------------------------------------------------------------------------------------------------------------
HIGH-YIELD/HIGH-RISK BONDS: Bonds rated below investment                 1-11                    Credit
grade by the primary rating agencies (e.g., BB or lower by                                       Market
Standard & Poor's and Ba or lower by Moody's). These securities                                  Liquidity
are considered speculative and involve greater risk of loss than investment grade bonds. Also called "lower rated bonds,"
"noninvestment grade bonds" and "junk bonds."
----------------------------------------------------------------------------------------------------------------------------
ILLIQUID SECURITIES: Securities that ordinarily cannot be sold           1-11                    Liquidity
within seven business days at the value the Fund has estimated                                   Market
for them. Each Fund may invest up to 15% of its net assets in illiquid securities.
----------------------------------------------------------------------------------------------------------------------------
INDEX-BASED SECURITIES: Index-based securities such as                   1-7                     Market
Standard & Poor's Depository Receipts ("SPDRs") and
NASDAQ-100 Index Tracking Stock ("NASDAQ 100s"), represent
ownership in a long-term unit investment trust that holds a
portfolio of common stocks designed to track the price
performance and dividend yield of an index, such as the S&P 500
Index or the NASDAQ-100 Index. Index- based securities entitle a holder to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the index stocks in the underlying portfolio, less trust expenses.
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT COMPANY SECURITIES: Shares of registered                      1-11                    Market
investment companies. These may include HighMark Money
Market Funds and other registered investment companies for
which HighMark, its sub-advisers, or any of their affiliates serves as investment adviser, administrator or distributor.
Each of the Funds may invest up to 5% of its assets in the Shares of any one registered investment company. A Fund may not, however, own more than 3% of the securities of any one registered investment company or invest more than 10% of its assets in the Shares of other registered investment companies. As a shareholder of an investment company, a Fund will indirectly bear investment
management fees of that investment company, which are in addition to the management fees the Fund pays its own adviser.
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE SECURITIES: Securities rated BBB or higher              1-11                    Market
by Standard & Poor's; Baa or better by Moody's; similarly                                        Credit
rated by other nationally recognized rating organizations; or,                                   Prepayment/Call
if not rated, determined to be of comparably high quality by the Adviser.
----------------------------------------------------------------------------------------------------------------------------
MONEY MARKET INSTRUMENTS: Investment-grade, U.S. dollar-                 1-11                    Market
denominated debt securities with remaining maturities of one                                     Credit
year or less. These may include short-term U.S. government
obligations, commercial paper and other short-term corporate obligations, repurchase agreements collateralized with U.S.
government securities, certificates of deposit, bankers'
acceptances, and other financial institution obligations. These securities may carry fixed or variable interest rates.
----------------------------------------------------------------------------------------------------------------------------

----------
PROSPECTUS
----------
54

HIGHMARK FUNDS
--------------------------------------------------------------------------------

INSTRUMENT                                                               FUND CODE               RISK TYPE
----------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES: Bonds backed by real estate                  1, 8-11                 Prepayment
loans and pools of loans. These include collateralized mortgage                                  Market
obligations (CMOs) and real estate mortgage investment                                           Credit
conduits (REMICs).                                                                               Regulatory
----------------------------------------------------------------------------------------------------------------------------
MUNICIPAL FORWARDS: Forward commitments to purchase tax-                 9, 10                   Market
exempt bonds with a specific coupon to be delivered by an                                        Leverage
issuer at a future date (typically more than 45 days but less than                               Liquidity
than one year). Municipal forwards are normally used as a                                        Credit
refunding mechanism for bonds that may be redeemed only on
a designated future date. Any Fund that makes use of municipal forwards will maintain liquid, high-grade securities in a
segregated account in an amount at least equal to the
purchase price of the municipal forward.
----------------------------------------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES: Securities issued by a state or political          9, 10                   Market
subdivision to obtain funds for various public purposes.                                         Credit
Municipal securities may include revenue bonds, certificates of                                  Political
participations, both taxable and tax-exempt private activity bonds                               Tax
and industrial development bonds, as well as general obligation                                  Regulatory
bonds, tax anticipation notes, bond anticipation notes, revenue                                  Prepayment/Call
anticipation notes, project notes, other short-term obligations such as municipal leases, and obligations of municipal housing authorities (single family revenue bonds).

There are two general types of municipal bonds: GENERAL-
OBLIGATION BONDS, which are secured by the taxing power of the issuer (and, in California, have the approval of voters) and
REVENUE BONDS, which take many shapes and forms but are generally backed by revenue from a specific project or tax. These include, but are not limited to, certificates of participation (COPs);
utility and sales tax revenues; tax increment or tax allocations;
housing and special tax, including assessment district and
community facilities district (Mello-Roos) issues which are secured by taxes on specific real estate parcels; hospital revenue; and
industrial development bonds that are secured by the financial resources of a private company.
----------------------------------------------------------------------------------------------------------------------------
OBLIGATIONS OF SUPRANATIONAL AGENCIES: Securities issued                 1-11                    Credit
by supranational agencies that are chartered to promote                                          Foreign Investment
economic development and are supported by various                                                Prepayment/Call
governments and government agencies.
----------------------------------------------------------------------------------------------------------------------------

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              55

--------------------------------------------------------------------------------

INSTRUMENT                                                           FUND CODE            RISK TYPE
---------------------------------------------------------------------------------------------------------------------
PARTICIPATION INTERESTS: Interests in municipal                      1, 9, 10             Market
securities from financial institutions such as commercial and                             Liquidity
investment banks, savings and loan associations and insurance                             Credit
companies. These interests are usually structured as some                                 Tax
form of indirect ownership that allows the Fund to treat the income from the investment as exempt from federal income tax.
The Fund invests in these interests to obtain credit enhancement on demand features that would be available through direct ownership of the underlying municipal securities.
---------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS: Equity securities that generally pay dividends     1-7                  Market
at a specified rate and take precedence over common stock in the payment of dividends or in the event of liquidation.
Preferred stock generally does not carry voting rights.
---------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: The purchase of a security and                1-11                 Market
the simultaneous commitment to return the security to the                                 Leverage
seller at an agreed upon price on an agreed upon date.
This is treated as a loan.
---------------------------------------------------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENTS: The sale of a security                1-11                 Market
and the simultaneous commitment to buy the security back                                  Leverage
at an agreed upon price on an agreed upon date. This is
treated as a borrowing by a Fund.
---------------------------------------------------------------------------------------------------------------------
RESTRICTED SECURITIES: Securities not registered under the           1-11                 Liquidity
Securities Act of 1933, such as privately placed commercial                               Market
paper and Rule 144A securities.
---------------------------------------------------------------------------------------------------------------------
SECURITIES LENDING: The lending of up to 33 1/3% of the              1-11                 Market
Fund's total assets. In return the Fund will receive cash, other                          Leverage
securities and/or letters of credit.                                                      Liquidity
                                                                                          Credit
---------------------------------------------------------------------------------------------------------------------
SWAP AGREEMENTS: A transaction where one security or                 1-11                 Management
characteristic of a security is swapped for another. An example                           Market
is when one party trades newly issued stock for existing bonds                            Credit
with another party.                                                                       Liquidity
                                                                                          Leverage
---------------------------------------------------------------------------------------------------------------------
TAX-EXEMPT COMMERCIAL PAPER: Commercial paper issued by              9, 10                Credit
governments and political sub-divisions.                                                  Liquidity
                                                                                          Market
                                                                                          Tax
---------------------------------------------------------------------------------------------------------------------
TIME DEPOSITS: Non-negotiable receipts issued by a bank in           1-8, 11              Liquidity
exchange for a deposit of money.                                                          Credit
                                                                                          Market
---------------------------------------------------------------------------------------------------------------------
TREASURY RECEIPTS: Treasury receipts, Treasury investment            1-11                 Market
growth receipts, and certificates of accrual of Treasury
securities.
---------------------------------------------------------------------------------------------------------------------

----------
PROSPECTUS
----------
56

HIGHMARK FUNDS
--------------------------------------------------------------------------------

INSTRUMENT                                                           FUND CODE            RISK TYPE
---------------------------------------------------------------------------------------------------------------------
UNIT INVESTMENT TRUSTS: A type of investment vehicle,                1-8, 11              Market
registered with the Securities and Exchange Commission
under the Investment Company Act of 1940, that purchases a
fixed portfolio of income-producing securities, such as
corporate, municipal, or government bonds, mortgage-backed
securities, or preferred stock. Unit holders receive an
undivided interest in both the principal and the income
portion of the portfolio in proportion to the amount of
capital they invest. The portfolio of securities remains
fixed until all the securities mature and unit holders have
recovered their principal.
---------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY SECURITIES: Securities issued by              1-11                 Market
agencies and instrumentalities of the U.S. government. These                              Credit
include Ginnie Mae, Fannie Mae, and Freddie Mac.                                          Call
---------------------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS: Bills, notes, bonds, separately traded    1-11                 Market
registered interest and principal securities, and coupons under bank entry safekeeping.
---------------------------------------------------------------------------------------------------------------------
VARIABLE AND FLOATING RATE INSTRUMENTS: Obligations with             1-11                 Credit
interest rates that are reset daily, weekly, quarterly or on                              Liquidity
some other schedule. Such instruments may be payable to                                   Market
a Fund on demand.
---------------------------------------------------------------------------------------------------------------------
WARRANTS: Securities that give the holder the right to buy a         1-7, 10              Market
proportionate amount of common stock at a specified price.                                Credit
Warrants are typically issued with preferred stock and bonds.
---------------------------------------------------------------------------------------------------------------------
WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS: A                    1-11                 Market
purchase of, or contract to purchase, securities at a fixed                               Leverage
price for delivery at a future date. The portfolio managers                               Liquidity
of each Fund expect that commitments to enter into forward                                Credit
commitments or purchase when-issued securities will not
exceed 25% of the Fund's total assets.
---------------------------------------------------------------------------------------------------------------------
YANKEE BONDS AND SIMILAR DEBT OBLIGATIONS: U.S. dollar               1, 8-11              Market
denominated bonds issued by foreign corporations or                                       Credit
governments. Sovereign bonds are those issued by the                                      Call
government of a foreign country. Supranational bonds are
those issued by supranational entities, such as the World
Bank and European Investment Bank. Canadian bonds are
those issued by Canadian provinces.
---------------------------------------------------------------------------------------------------------------------
ZERO-COUPON DEBT OBLIGATIONS: Bonds and other types of               1-11                 Credit
debt that pay no interest, but are issued at a discount from                              Market
their value at maturity. When held to maturity, their entire                              Zero Coupon
return equals the difference between their issue price and
their maturity value.
---------------------------------------------------------------------------------------------------------------------

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              57

--------------------------------------------------------------------------------

OTHER RISKS

HighMark Funds also offers shares of the Income Plus Allocation Fund, Growth & Income Allocation Fund and Capital Growth Allocation Fund (collectively the "Asset Allocation Portfolios"). Each of the Asset Allocation Portfolios is a "fund-of-funds" that invests in other mutual funds within the HighMark Funds family. Fiduciary shares of the Core Equity Fund, Large Cap Growth Fund, Large Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Value Momentum Fund, Bond Fund, Short Term Bond Fund and Diversified Money Market Fund (collectively the "Underlying Funds") are offered to the Asset Allocation Portfolios. The Asset Allocation Portfolios, individually or collectively, may own significant amounts of shares of each Underlying Fund from time to time. The Asset Allocation Portfolios typically use asset allocation strategies pursuant to which they frequently may increase or decrease the amount of shares of any of the Underlying Funds they own, which could occur daily in volatile market conditions. Depending on a number of factors, including the cash flows into and out of an Underlying Fund as a result of the activity of other investors, an Underlying Fund's asset levels and an Underlying Fund's then-current liquidity, purchases and sales by an Asset Allocation Portfolio could require the Underlying Funds to purchase or sell portfolio securities, increasing the Underlying Funds' transaction costs and possibly reducing the Underlying Funds' performance.

GLOSSARY OF INVESTMENT RISKS

This section discusses the risks associated with the securities and investment techniques listed above, as well as the risks mentioned under the heading "What Are the Main Risks of Investing in This Fund?" in each Fund profile. Because of these risks, the value of the securities held by the Funds may fluctuate, as will the value of your investment in the Funds. Certain types of investments and Funds are more susceptible to these risks than others.

CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Generally speaking, the lower a security's credit rating, the higher its credit risk. If a security's credit rating is downgraded, its price tends to decline sharply, especially as it becomes more probable that the issuer will default.

EMERGING MARKET RISK. To the extent that a Fund does invest in emerging markets to enhance overall returns, it may face higher political, foreign investment, and market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. See also FOREIGN INVESTMENT RISK below.

FOREIGN INVESTMENT RISK. Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar's value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. For instance, foreign governments may limit or prevent investors from transferring their capital out of a country. This may affect the value of your investment in the country that adopts such currency controls. Exchange rate fluctuations also may impair an issuer's ability to repay U.S. dollar-denominated debt, thereby increasing the credit risk of such debt. Finally, the value of foreign securities may be seriously harmed by incomplete or inaccurate financial information about their issuers, smaller and less liquid securities markets, social upheavals or political actions ranging from tax code changes to governmental collapse. These risks are greater in the emerging markets than in the developed markets of Europe and Japan.

HEDGING. When a derivative (a security whose value is based on that of another security or index) is used as a hedge against an opposite position that a fund holds, any loss on the derivative should be substantially offset by gains on the hedged investment, and vice versa. Although hedging can be an effective way to reduce a fund's risk, it may not always be possible to perfectly offset one position with another. As a result, there is no assurance that a fund's hedging transactions will be effective.

INTEREST RATE RISK. The risk that debt prices overall will decline over short or even long periods due to rising interest rates. Interest rate risk should be modest for shorter-term securities, moderate for intermediate-term securities, and high for longer-term securities. Generally, an increase in a fund's average maturity will make it more sensitive to interest rate risk.

INVESTMENT STYLE RISK. The risk that the particular type of investment on which a fund focuses (such as small-cap value stocks or large-cap growth stocks) may underperform other asset classes or the overall market. Individual market segments tend to go through cycles of performing better or worse than other types of securities. These periods may last as long as several years. Additionally, a particular market segment could fall out of favor with investors, causing a fund that focuses on that market segment to underperform those that favor other kinds of securities.

LEVERAGE RISK. The risk associated with securities or investment practices that magnify small index or market movements into large changes in value. Leverage is often created by investing in derivatives, but it may be inherent in other types of securities as well.

----------
PROSPECTUS
----------
58

HIGHMARK FUNDS
--------------------------------------------------------------------------------

LIQUIDITY RISK. The risk that a security may be difficult or impossible to sell at the time and price the seller wishes. The seller may have to accept a lower price for the security, sell other securities instead, or forego a more attractive investment opportunity. Any or all of these limitations could hamper the management or performance of a fund.

MANAGEMENT RISK. The risk that a strategy used by a fund's portfolio manager may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

MARKET RISK. The risk that a security's market value may decline, especially if it occurs rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price the investor originally paid for it. Market risk may affect a single issuer, industrial sector or the market as a whole. For fixed-income securities, market risk is largely influenced by changes in interest rates. Rising interest rates typically cause the value of bonds to decrease, while falling rates typically cause the value of bonds to increase.

POLITICAL RISK. The risk of investment losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

PREPAYMENT & CALL RISK. The risk that an issuer will repay a security's principal at an unexpected time. Prepayment and call risk are related, but differ somewhat. Prepayment risk is the chance that a large number of the mortgages underlying a mortgage-backed security will be refinanced sooner than the investor had expected. Call risk is the possibility that an issuer will "call"--or repay--a high-yielding bond before the bond's maturity date. In both cases, the investor is usually forced to reinvest the proceeds in a security with a lower yield. This turnover may result in taxable capital gains and, in addition, may lower a portfolio's income. If an investor paid a premium for the security, the prepayment may result in an unexpected capital loss.

Prepayment and call risk generally increase when interest rates decline, and can make a security's yield as well as its market price more volatile. Generally speaking, the longer a security's maturity, the greater the prepayment and call risk it poses.

REGULATORY RISK. The risk that federal and state laws may restrict an investor from seeking recourse when an issuer has defaulted on the interest and/or principal payments it owes on its obligations. These laws include restrictions on foreclosures, redemption rights after foreclosure, Federal and state bankruptcy and debtor relief laws, restrictions on "due on sale" clauses, and state usury laws.

SMALL-COMPANY STOCK RISK. Investing in small companies is generally more risky than investing in large companies, for a variety of reasons. Many small companies are young and have limited track records. They also may have limited product lines, markets or financial resources. They may, in addition, be more vulnerable to adverse business or economic developments than larger companies. Stocks issued by small companies tend to be less liquid and more volatile than stocks of larger companies or the market averages in general. In addition, small companies may not be well-known to the investing public, may not have institutional ownership, and may have only cyclical, static or moderate growth prospects. If a fund concentrates on small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies.

TAX RISK. The risk that the issuer of a security will fail to comply with certain requirements of the Internal Revenue Code, which would cause adverse tax consequences for the issuer and potential losses for its investors.

ZERO COUPON RISK. The market prices of securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities that pay interest periodically.

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              59

--------------------------------------------------------------------------------


NOTES

----------
PROSPECTUS
----------
60

HIGHMARK FUNDS
--------------------------------------------------------------------------------


NOTES

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

HIGHMARK FUNDS SERVICE PROVIDERS:


INVESTMENT ADVISER & ADMINISTRATOR

HIGHMARK CAPITAL MANAGEMENT, INC.
475 Sansome Street
San Francisco, CA 94111

SUB-ADVISER (SMALL CAP VALUE FUND)
LSV ASSET MANAGEMENT

One North Wacker Drive, 40th Floor
Chicago, IL 60606

SUB-ADVISER (LARGE CAP GROWTH FUND)
WADDELL & REED INVESTMENT MANAGEMENT
6300 Lamar Avenue
Shawnee Mission, KS 66202

SUB-ADVISER (LARGE CAP VALUE FUND)
ARONSON+JOHNSON+ORTIZ, L.P.
230 South Broad Street, 20th Floor
Philadelphia, PA 19102

SUB-ADVISER (SMALL CAP GROWTH FUND)
CHARTWELL INVESTMENT PARTNERS, L.P.
1235 Westlakes Drive, Suite 400
Berwyn, PA 19312-2412

CUSTODIAN
UNION BANK OF CALIFORNIA, N.A.
475 Sansome Street
San Francisco, CA 94111


DISTRIBUTOR
SEI INVESTMENTS DISTRIBUTION CO.
1 Freedom Valley Drive
Oaks, PA 19456


LEGAL COUNSEL
ROPES & GRAY LLP
One Embarcadero Center, Suite 2200
San Francisco, CA 94111


INDEPENDENT REGISTERED
PUBLIC ACCOUNTANTS

TRANSFER AGENT
STATE STREET BANK & TRUST COMPANY
PO Box 8416
Boston, MA 02266


HOW TO OBTAIN MORE INFORMATION:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

More detailed information about the HighMark Funds is included in our SAI. The SAI has been filed with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

These reports list the Funds' holdings and contain information on the market conditions and investment strategies that significantly affected the HighMark Funds' performance during the last year.

To obtain the SAI, the Annual or Semi-Annual Reports free of charge, or for more information:

BY TELEPHONE:  call 1-800-433-6884

BY MAIL:  write to us at
          SEI Investments Distribution Co.
          1 Freedom Valley Drive
          Oaks, PA 19456

BY INTERNET:  www.highmarkfunds.com

FROM THE SEC: You can also obtain the SAI, Annual and Semi-Annual Reports, and other information about the HighMark Funds from the SEC Website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, D.C. (for information call 1-202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.

HighMark Funds' Investment Company Act registration number is 811-05059.

[MOUNTAIN RANGE GRAPHIC OMITTED]

[HIGHMARK FUNDS(R) LOGO OMITTED]

445 South Figueroa Street  o  Suite 306  o  Los Angeles  o  California  o  90071

www.highmarkfunds.com

                                                                 HMK-PS-015-0100
                                                                   84823-A-11/04

--------------------------------------------------------------------------------
                                                              DECEMBER 1, 2005
--------------------------------------------------------------------------------


HIGHMARK
   The smarter approach to investing.

MONEY MARKET                          RETAIL SHARES
--------------------------------------------------------------------------------
prospectus                              o 100% U.S. Treasury Money Market Fund

                                        o California Tax-Free Money Market Fund

                                        o Diversified Money Market Fund

                                        o U.S. Government Money Market Fund

[MOUNTAIN RANGE GRAPHIC OMITTED]

[HIGHMARK FUNDS(R) LOGO OMITTED]

The Securities and Exchange Commission has not approved or disapproved of these securities or determined whether this prospectus is accurate or complete. Any representation to the contrary is unlawful.

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                               1


--------------------------------------------------------------------------------

HOW TO READ
THIS PROSPECTUS


HighMark Funds is a mutual fund family that offers different classes of Shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information about the Class A Shares, the Class B Shares and the Class C Shares of the Money Market Funds that you should know before investing. Each Fund also offers two additional classes of Shares called Fiduciary Shares and Class S Shares, which are offered in separate prospectuses.


Please read this prospectus and keep it for future reference. The prospectus is arranged into different sections so that you can easily review this important information. The next column contains general information you should know about investing in the HighMark Funds.

INDIVIDUAL HIGHMARK FUND PROFILES


100% U.S. Treasury Money Market Fund .......................................   2
California Tax-Free Money Market Fund ......................................   5
Diversified Money Market Fund ..............................................   8
U.S. Government Money Market Fund ..........................................  11


SHAREOWNER GUIDE -- HOW TO INVEST IN THE
HIGHMARK FUNDS


Choosing a Share Class .....................................................  14
How Sales Charges Are Calculated ...........................................  14
Sales Charge Reduction and Waivers .........................................  15
Fees for Distribution of Shares ............................................  15
Payments to Financial Firms ................................................  15
Opening an Account .........................................................  16
Buying Shares ..............................................................  16
Selling Shares .............................................................  17
Exchanging Shares ..........................................................  18
Transaction Policies .......................................................  19
Dividends ..................................................................  20
Taxes ......................................................................  21
Investor Services ..........................................................  21


MORE ABOUT THE HIGHMARK FUNDS


Investment Management ......................................................  22
Financial Highlights .......................................................  23
Other Investment Matters ...................................................  24
Glossary of Investment Risks ...............................................  28


FOR MORE INFORMATION ABOUT HIGHMARK FUNDS, PLEASE SEE THE BACK COVER OF THE PROSPECTUS

INTRODUCTION

Each HighMark Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities such as stocks and bonds. Before you look at specific HighMark Funds, you should know a few basics about investing in mutual funds.

The value of your investment in a mutual fund is based on the market prices of the securities the mutual fund holds. These prices change daily due to economic trends and other developments that generally affect securities markets, as well as those that affect particular firms and other types of issuers. These price movements, also called volatility, vary depending on the types of securities a mutual fund owns and the markets where these securities are traded.

AS WITH OTHER INVESTMENTS, YOU COULD LOSE MONEY ON YOUR INVESTMENT IN A MUTUAL FUND. YOUR INVESTMENT IN THE HIGHMARK FUNDS IS NOT A DEPOSIT OR AN OBLIGATION OF UNION BANK OF CALIFORNIA, N.A., ITS AFFILIATES OR ANY BANK. IT IS NOT INSURED BY THE FDIC OR ANY GOVERNMENT AGENCY.

Each Fund has its own investment goal and strategies for reaching that goal. There is no guarantee that a Fund will achieve its goal. Before investing, make sure that the Fund's goal matches your own.

The portfolio manager invests each Fund's assets in a way that he or she believes will help the Fund achieve its goal. A manager's judgments about the securities markets, economy and companies, and his or her investment selection, may cause a Fund to underperform other funds with similar objectives.

--------------------------------------------------------------------------------

[AMPERSAND GRAPHIC OMITTED]         FUND SUMMARY

[QUOTES GRAPHIC OMITTED]            INVESTMENT STRATEGY

[EXCLAMATION MARK GRAPHIC OMITTED]  WHAT ARE THE MAIN
                                    RISKS OF INVESTING
                                    IN THIS FUND?

[AT SIGN GRAPHIC OMITTED]           PERFORMANCE INFORMATION

[QUESTION MARK GRAPHIC OMITTED]     DID YOU KNOW?

[POUND SIGN GRAPHIC OMITTED]        FUND INFORMATION

[DOLLAR SIGN GRAPHIC OMITTED]       FEES AND EXPENSES

--------------------------------------------------------------------------------

----------
PROSPECTUS
----------
2


HIGHMARK MONEY MARKET FUNDS
100% U.S. TREASURY MONEY MARKET FUND
--------------------------------------------------------------------------------

[AMPERSAND GRAPHIC OMITTED]  FUND SUMMARY
      INVESTMENT GOAL                  To seek current income with liquidity and stability of principal
      ------------------------------------------------------------------------------------------------------------------
      INVESTMENT FOCUS                 U.S. Treasury obligations
      ------------------------------------------------------------------------------------------------------------------
      PRINCIPAL INVESTMENT STRATEGY    Invests exclusively in short-term U.S. Treasury obligations
      ------------------------------------------------------------------------------------------------------------------
      SHARE PRICE VOLATILITY           Low
      ------------------------------------------------------------------------------------------------------------------
      INVESTOR PROFILE                 Highly risk averse investors seeking current income from a money market fund that invests entirely in U.S. Treasury securities
      ------------------------------------------------------------------------------------------------------------------

[QUOTES GRAPHIC OMITTED]  INVESTMENT STRATEGY

HighMark 100% U.S. Treasury Money Market Fund seeks current income with liquidity and stability of principal. The Fund invests exclusively in U.S. Treasury securities and separately traded components of those securities called "STRIPs."

To limit the Fund's interest-rate risk, the Fund's managers will maintain an average weighted portfolio MATURITY of 90 days or less. In addition, each individual security in the portfolio will have an effective maturity of no more than 397 days.

In choosing investments for the Fund, the portfolio managers consider such factors as:

o     The outlook for interest rates

o Buying and selling activity in the Treasury market as a whole and/or for individual Treasury securities

o     Imbalances in the supply of Treasuries relative to demand

o     The appropriateness of particular securities to the Fund's objectives


For a more complete description of the securities in which the Fund can invest, please see "Other Investment Matters" on page 24.


[EXCLAMATION MARK GRAPHIC OMITTED]  WHAT ARE THE MAIN RISKS OF INVESTING
                                    IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

INTEREST-RATE RISK: The possibility that the Fund's investments may decline in value due to an increase in interest rates, or that the Fund's yield will decrease due to a decline in interest rates.


For more information about these risks, please see "Glossary of Investment Risks" on page 28.


AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OR AN OBLIGATION OF UNION BANK OF CALIFORNIA, N.A., ITS AFFILIATES OR ANY BANK, AND IT IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                               3


--------------------------------------------------------------------------------

[AT SIGN GRAPHIC OMITTED]  PERFORMANCE
                           INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how it will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S CLASS A SHARES FROM YEAR TO YEAR.*

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

5.03%   4.57%   4.69%   4.60%   4.15%   5.32%   3.45%   1.08%   0.34%    ___%
--------------------------------------------------------------------------------
1995    1996    1997    1998    1999    2000    2001    2002    2003    2004

             BEST QUARTER                         WORST QUARTER
                ______%                              ______%
              (__/__/__)                           (__/__/__)

*THE PERFORMANCE INFORMATION ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/2005 TO 9/30/2005 WAS ____%.

THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/04.

                                                                         SINCE
                       1 YEAR           5 YEARS         10 YEARS       INCEPTION
--------------------------------------------------------------------------------
100% U.S. TREASURY
MONEY MARKET FUND
  Class A Shares        ____%            ____%             ____%         ____%*
--------------------------------------------------------------------------------


*Since 12/1/90.

YIELD

The income a fund generates is commonly referred to as its "yield." For money market funds, yield is a more useful indication than total return of how a portfolio is performing. As a result, advertisements and other communications about the HighMark 100% U.S. Treasury Money Market Fund will typically mention the portfolio's yield. There are various types of yield, including current or 7-day yield and effective yield. All mutual funds must use the same formulas to calculate each of these yields.

The formula for effective yield assumes that investors take advantage of compounding by reinvesting their dividends; current or seven-day yield does not make the same assumption. As a result, a portfolio's effective yield typically will be slightly higher than its current or seven-day yield. Both types of yield will tend to fluctuate daily due to such factors as a fund's interest rate exposure as well as the type and credit quality of its portfolio holdings.

To obtain current yield information for the Fund, please call 1-800-433-6884.

                                                                     (CONTINUED)

--------------------------------------------------------------------------------

[POUND SIGN GRAPHIC OMITTED]  FUND
                              INFORMATION

                              CLASS        CUSIP         TICKER
                              ---------------------------------
                              Class A      431114404     HMRXX

--------------------------------------------------------------------------------

[QUESTION MARK GRAPHIC OMITTED]  DID YOU KNOW?

A portfolio's level of interest rate exposure is commonly indicated by the term MATURITY. Generally speaking, the longer a portfolio's maturity, the greater its level of interest rate exposure and, in turn, its risk/return potential.

----------
PROSPECTUS
----------
4


HIGHMARK MONEY MARKET FUNDS
100% U.S. TREASURY MONEY MARKET FUND (CONTINUED)
--------------------------------------------------------------------------------

[DOLLAR SIGN GRAPHIC OMITTED]  FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.


---------------------------------------------------------------------------------------------
SHAREHOLDER FEES
---------------------------------------------------------------------------------------------
                                                                                      CLASS A
                                                                                      SHARES
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)     0%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)               0%
Redemption Fee (as a percentage of amount redeemed, if applicable)*                     0%

---------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
---------------------------------------------------------------------------------------------
                                                                                      CLASS A
                                                                                      SHARES
Investment Advisory Fees                                                               0.30%
Distribution (12b-1) Fees                                                              0.25%
Other Expenses                                                                         ____%
                                                                                      ------
   TOTAL ANNUAL FUND OPERATING EXPENSES                                                ____%
Fee Waivers                                                                            ____%
   NET EXPENSES+                                                                       ____%


* Does not include any wire transfer fees, if applicable.


+ The Fund's Adviser has agreed to contractually waive fees or reimburse expenses in order to keep total operating expenses for Class A Shares from exceeding ____% for the period beginning December 1, 2005 and ending on November 30, 2006. The Fund's total actual operating expenses for the most recent fiscal year were less than the amount shown above because additional fees were waived or reimbursed in order to keep total operating expenses at a specified level. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses are expected to be as follows:

      Class A Shares:   ____%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return, and that the Fund's expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:


                       1 YEAR           3 YEARS        5 YEARS          10 YEARS
Class A Shares          $____            $____          $____            $____

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                               5


HIGHMARK MONEY MARKET FUNDS
CALIFORNIA TAX-FREE MONEY MARKET FUND
--------------------------------------------------------------------------------

[AMPERSAND GRAPHIC OMITTED]  FUND SUMMARY
      INVESTMENT GOAL                  To seek current income exempt from federal and California state income taxes with liquidity and stability of principal
      ------------------------------------------------------------------------------------------------------------------
      INVESTMENT FOCUS                 California tax-free money market securities
      ------------------------------------------------------------------------------------------------------------------
      PRINCIPAL INVESTMENT STRATEGY    Attempts to invest in high-quality, short-term California tax-free securities
      ------------------------------------------------------------------------------------------------------------------
      SHARE PRICE VOLATILITY           Low
      ------------------------------------------------------------------------------------------------------------------
      INVESTOR PROFILE                 California residents seeking income exempt from federal and California state personal income taxes
      ------------------------------------------------------------------------------------------------------------------

[QUOTES GRAPHIC OMITTED]  INVESTMENT STRATEGY

HighMark California Tax-Free Money Market Fund seeks as high a level of current income exempt from federal and California personal income tax as is consistent with the preservation of capital and stability of principal.

To pursue this goal, the Fund normally invests at least 80% of its total assets in short-term, HIGH-QUALITY California MUNICIPAL SECURITIES. It may also invest in non-rated securities that the portfolio managers judge to be of comparably high quality. At times, the Fund may also invest up to 10% of its assets in other mutual funds with similar objectives. The Fund may, in addition, invest up to 20% in short-term obligations that pay interest which is not exempt from California personal income taxes, federal income taxes and/or the alternative minimum tax.

To limit the Fund's interest-rate risk, the Fund's managers will maintain an average weighted portfolio MATURITY of 90 days or less. In addition, each individual security in the portfolio will have an effective maturity of no more than 397 days.

In choosing investments for the Fund, the portfolio managers consider such factors as:

o     The outlook for interest rates

o Buying and selling activity in the California municipal securities market as a whole and/or for individual securities

o     Imbalances in the supply of securities relative to demand

o     The appropriateness of particular securities to the Fund's objectives

In an effort to preserve the value of your investment under volatile market conditions, the managers may temporarily invest a significant amount of the Fund's assets in very short-term taxable obligations called money market securities. They may also do so when there is not a sufficient supply of California municipal securities that meet their investment criteria.


For a more complete description of the securities in which the Fund can invest, please see "Other Investment Matters" on page 24.


[EXCLAMATION MARK GRAPHIC OMITTED]  WHAT ARE THE MAIN RISKS OF INVESTING
                                    IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

STATE SPECIFIC RISK: By concentrating its investments in California, the Fund may be more vulnerable to unfavorable developments in that state than funds that are more geographically diversified.

INTEREST-RATE RISK: The possibility that the Fund's investments will decline in value due to an increase in interest rates, or that the Fund's yield will decrease due to a decline in interest rates.

CREDIT RISK: The possibility that an issuer cannot make timely interest and principal payments on its obligations. The lower a security's rating, the greater its credit risk.


For more information about these risks, please see "Glossary of Investment Risks" on page 28.


AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OR AN OBLIGATION OF UNION BANK OF CALIFORNIA, N.A., ITS AFFILIATES OR ANY BANK, AND IT IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                                     (CONTINUED)

----------
PROSPECTUS
----------
6


HIGHMARK MONEY MARKET FUNDS
CALIFORNIA TAX-FREE MONEY MARKET FUND (CONTINUED)
--------------------------------------------------------------------------------

[AT SIGN GRAPHIC OMITTED]  PERFORMANCE
                           INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how it will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S CLASS A SHARES FROM YEAR TO YEAR.(1),(a)

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

3.14%   2.78%   3.01%   2.63%   2.38%   3.02%   1.90%   0.78%   0.38%   ___%
--------------------------------------------------------------------------------
1995    1996    1997    1998    1999    2000    2001    2002    2003    2004

             BEST QUARTER                         WORST QUARTER
                ______%                               ______%
              (__/__/__)                            (__/__/__)

(1) THE PERFORMANCE INFORMATION ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/2005 TO 9/30/2005 WAS ____%.

THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/04.

                                                                         SINCE
                       1 YEAR           5 YEARS         10 YEARS       INCEPTION
--------------------------------------------------------------------------------
CALIFORNIA TAX-FREE
MONEY MARKET FUND(a)
  Class A Shares        ____%            ____%            ____%          ____%*
--------------------------------------------------------------------------------


(a) Performance for the Class A Shares includes the performance of the Stepstone California Tax-Free Money Market Fund for the period prior to its consolidation with the HighMark California Tax-Free Money Market Fund on 4/25/97.

*Since 6/25/91.

YIELD

The income a fund generates is commonly referred to as its "yield." For money market funds, yield is a more useful indication than total return of how a portfolio is performing. As a result, advertisements and other communications about the HighMark California Tax-Free Money Market Fund will typically mention the portfolio's yield. There are various types of yield, including current or 7-day yield and effective yield. All mutual funds must use the same formulas to calculate each of these yields.

The formula for effective yield assumes that investors take advantage of compounding by reinvesting their dividends; current or seven-day yield does not make the same assumption. As a result, a portfolio's effective yield typically will be slightly higher than its current or seven-day yield. Both types of yield will tend to fluctuate daily due to such factors as a fund's interest rate exposure as well as the type and credit quality of its portfolio holdings.

To obtain current yield information for the Fund, please call 1-800-433-6884.

--------------------------------------------------------------------------------

[POUND SIGN GRAPHIC OMITTED]  FUND
                              INFORMATION

                              CLASS        CUSIP         TICKER
                              ---------------------------------
                              Class A      431114859     HMAXX

--------------------------------------------------------------------------------

[QUESTION MARK GRAPHIC OMITTED]  DID YOU KNOW?

MUNICIPAL SECURITIES are issued by California and other states, cities and municipalities to help finance utilities, schools, public works projects and facilities, among other things.

HIGH-QUALITY SECURITIES are those rated in the top two credit rating categories by nationally recognized rating agencies such as Standard & Poor's.

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                               7


--------------------------------------------------------------------------------

[DOLLAR SIGN GRAPHIC OMITTED]  FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.


---------------------------------------------------------------------------------------------
SHAREHOLDER FEES
---------------------------------------------------------------------------------------------
                                                                                      CLASS A
                                                                                      SHARES
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)     0%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)               0%
Redemption Fee (as a percentage of amount redeemed, if applicable)*                     0%

---------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
---------------------------------------------------------------------------------------------
                                                                                      CLASS A
                                                                                      SHARES
Investment Advisory Fees                                                               0.30%
Distribution (12b-1) Fees                                                              0.25%
Other Expenses                                                                         ____%
                                                                                      ------
   TOTAL ANNUAL FUND OPERATING EXPENSES                                                ____%
Fee Waivers                                                                            ____%
   NET EXPENSES+                                                                       ____%


*Does not include any wire transfer fees, if applicable.


+The Fund's Adviser has agreed to contractually waive fees or reimburse expenses in order to keep total operating expenses for Class A Shares from exceeding ____% for the period beginning December 1, 2005 and ending on November 30, 2006. The Fund's total actual operating expenses for the most recent fiscal year were less than the amount shown above because additional fees were waived or reimbursed in order to keep total operating expenses at a specified level. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses are expected to be as follows:

      Class A Shares:   ____%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return, and that the Fund's expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:


                       1 YEAR           3 YEARS        5 YEARS          10 YEARS
CLASS A SHARES         $____             $____          $____            $____

----------
PROSPECTUS
----------
8


HIGHMARK MONEY MARKET FUNDS
DIVERSIFIED MONEY MARKET FUND
--------------------------------------------------------------------------------

[AMPERSAND GRAPHIC OMITTED]  FUND SUMMARY
      INVESTMENT GOAL                  To seek current income with liquidity and stability of principal
      ------------------------------------------------------------------------------------------------------------------
      INVESTMENT FOCUS                 High-quality, short-term debt securities
      ------------------------------------------------------------------------------------------------------------------
      PRINCIPAL INVESTMENT STRATEGY    Employs top-down analysis of economic and market factors to select Fund investments
      ------------------------------------------------------------------------------------------------------------------
      SHARE PRICE VOLATILITY           Low
      ------------------------------------------------------------------------------------------------------------------
      INVESTOR PROFILE                 Short-term or risk-averse investors seeking our typically highest-yielding money market fund.
      ------------------------------------------------------------------------------------------------------------------

[QUOTES GRAPHIC OMITTED]  INVESTMENT STRATEGY

HighMark Diversified Money Market Fund seeks to generate current income with liquidity and stability of principal. To pursue this goal, the Fund invests primarily in high-quality, short-term debt securities. "High-quality" securities are those that at least one nationally recognized rating agency such as Standard & Poor's has judged financially strong enough to be included in its highest credit-quality category for short-term securities. The Fund may also invest in nonrated securities if the portfolio managers believe they are of comparably high quality.

In choosing investments for the Fund, the portfolio managers consider several factors, including:

o     The outlook for interest rates

o Buying and selling activity in the high-quality, short-term securities market as a whole and/or for individual securities

o Current imbalances in the supply of high-quality, short-term securities relative to demand

o     The appropriateness of particular securities to the Fund's objectives

To limit the Fund's interest-rate risk, the Fund's managers will maintain an average weighted portfolio MATURITY of 90 days or less. In addition, each individual security in the portfolio will have an effective maturity of no more than 397 days.

Although the portfolio managers strive to ensure that the Fund is diversified, from time to time they may concentrate the Fund's assets in certain securities issued by U.S. banks, U.S. branches of foreign banks and foreign branches of U.S. banks, to the extent permitted under applicable SEC guidelines, if they believe it is in the best interest of the Fund's shareholders.


For a more complete description of the securities in which the Fund can invest, please see "Other Investment Matters" on page 24.


[EXCLAMATION MARK GRAPHIC OMITTED]  WHAT ARE THE MAIN RISKS OF INVESTING
                                    IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

INTEREST-RATE RISK: The possibility that the value of the Fund's investments will decline due to an increase in interest rates, or that the Fund's yield will decrease due to a decline in interest rates.

CREDIT RISK: The possibility that an issuer cannot make timely interest and principal payments on its securities. In general, the lower a security's credit rating, the higher its credit risk.


For more information about these risks, please see "Glossary of Investment Risks" on page 28.


AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OR AN OBLIGATION OF UNION BANK OF CALIFORNIA, N.A., ITS AFFILIATES OR ANY BANK, AND IT IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                               9


--------------------------------------------------------------------------------

[AT SIGN GRAPHIC OMITTED]  PERFORMANCE
                           INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how it will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S CLASS A SHARES FROM YEAR TO YEAR.(1),(a)

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

5.31%   4.79%   4.96%   4.90%   4.52%   5.81%   3.66%   1.21%   0.48%   ___%
--------------------------------------------------------------------------------
1995    1996    1997    1998    1999    2000    2001    2002    2003    2004

               QUARTER                             WORST QUARTER
                ______%                               ______%
              (__/__/__)                            (__/__/__)

(1) THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/2005 TO 9/30/2005 WAS ____%.

THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/04.

                                                                         SINCE
                       1 YEAR           5 YEARS         10 YEARS       INCEPTION
--------------------------------------------------------------------------------
DIVERSIFIED MONEY
MARKET FUND(a)
  Class A Shares        ____%            ____%            ____%          ____%*
--------------------------------------------------------------------------------


(a) Performance for the Class A Shares includes the performance of the Stepstone Money Market Fund for the periods prior to its consolidation with the HighMark Diversified Money Market Fund on 4/25/97.

*Since 5/28/91.

YIELD

The income a fund generates is commonly referred to as its "yield." For money market funds, yield is a more useful indication than total return of how a portfolio is performing. As a result, advertisements and other communications about the HighMark Diversified Money Market Fund will typically mention the portfolio's yield. There are various types of yield, including current or 7-day yield and effective yield. All mutual funds must use the same formulas to calculate each of these yields.

The formula for effective yield assumes that investors take advantage of compounding by reinvesting their dividends; current or seven-day yield does not make the same assumption. As a result, a portfolio's effective yield typically will be slightly higher than its current or seven-day yield. Both types of yield will tend to fluctuate daily due to such factors as a fund's interest-rate exposure as well as the type and credit quality of its portfolio holdings.

To obtain current yield information for the Fund, please call 1-800-433-6884.

                                                                     (CONTINUED)

--------------------------------------------------------------------------------

[POUND SIGN GRAPHIC OMITTED]  FUND
                              INFORMATION

                              CLASS        CUSIP         TICKER
                              ---------------------------------
                              Class A      431114800     HMVXX

--------------------------------------------------------------------------------

[QUESTION MARK GRAPHIC OMITTED]  DID YOU KNOW?

A portfolio's level of interest rate exposure is commonly indicated by the term MATURITY. Generally speaking, the longer a portfolio's maturity, the greater its level of interest rate exposure and, in turn, its risk/return potential.

----------
PROSPECTUS
----------
10


HIGHMARK MONEY MARKET FUNDS
DIVERSIFIED MONEY MARKET FUND (CONTINUED)
--------------------------------------------------------------------------------

[DOLLAR SIGN GRAPHIC OMITTED]  FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees you would pay directly from your investment if you buy or sell Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.


---------------------------------------------------------------------------------------------
SHAREHOLDER FEES
---------------------------------------------------------------------------------------------
                                                                                      CLASS A
                                                                                      SHARES
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)     0%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)               0%
Redemption Fee (as a percentage of amount redeemed, if applicable)*                     0%

---------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
---------------------------------------------------------------------------------------------
                                                                                      CLASS A
                                                                                      SHARES
Investment Advisory Fees                                                               0.30%
Distribution (12b-1) Fees                                                              0.25%
Other Expenses                                                                         ____%
                                                                                      ------
   TOTAL ANNUAL FUND OPERATING EXPENSES                                                ____%
Fee Waivers                                                                            ____%
   NET EXPENSES+                                                                       ____%


* Does not include any wire transfer fees, if applicable.


+ The Fund's Adviser has agreed to contractually waive fees or reimburse expenses in order to keep total operating expenses for Class A Shares from exceeding ____% for the period beginning December 1, 2005 and ending on November 30, 2006. The Fund's total actual operating expenses for the most recent fiscal year were less than the amount shown above because additional fees were waived or reimbursed in order to keep total operating expenses at a specified level. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses are expected to be as follows:

      Class A Shares:   ____%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return, and that the Fund's expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:


                        1 YEAR    3 YEARS   5 YEARS   10 YEARS
CLASS A SHARES          $____      $____     $____     $____

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              11


HIGHMARK MONEY MARKET FUNDS
U.S. GOVERNMENT MONEY MARKET FUND
--------------------------------------------------------------------------------

[AMPERSAND GRAPHIC OMITTED]  FUND SUMMARY

      INVESTMENT GOAL                  To seek current income with liquidity and stability of principal
      ------------------------------------------------------------------------------------------------------------------
      INVESTMENT FOCUS                 Short-term obligations issued or guaranteed by the U.S. government and its agencies
      ------------------------------------------------------------------------------------------------------------------
      PRINCIPAL INVESTMENT STRATEGY    Employs top-down analysis of economic and market factors to select Fund investments
      ------------------------------------------------------------------------------------------------------------------
      SHARE PRICE VOLATILITY           Low
      ------------------------------------------------------------------------------------------------------------------
      INVESTOR PROFILE                 Short-term or risk-averse investors seeking a money market fund investing primarily in U.S. government obligations
      ------------------------------------------------------------------------------------------------------------------

[QUOTES GRAPHIC OMITTED]  INVESTMENT STRATEGY

HighMark U.S. Government Money Market Fund seeks current income with liquidity and stability of principal. To pursue this goal, the Fund invests exclusively in short-term debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, such as the Government National Mortgage Association ("Ginnie Mae") and the Federal National Mortgage Association ("Fannie Mae"). Some of these debt obligations may be subject to repurchase agreements. In certain cases, securities issued by government-sponsored agencies may not be guaranteed or insured by the U.S. government.

To limit the Fund's interest-rate risk, the Fund's managers will maintain an average weighted portfolio MATURITY of 90 days or less. In addition, each individual security in the portfolio will have an effective maturity of no more than 397 days.

In choosing investments for the Fund, the portfolio managers consider such factors as:

o     The outlook for interest rates

o Buying and selling activity in the U.S. government securities market as a whole and/or for individual securities

o     Imbalances in the supply of U.S. government securities relative to demand

o     The appropriateness of particular securities to the Fund's objectives


For a more complete description of the securities in which the Fund can invest, please see "Other Investment Matters" on page 24.


[EXCLAMATION MARK GRAPHIC OMITTED]  WHAT ARE THE MAIN RISKS OF INVESTING
                                    IN THIS FUND?

Your investment in the fund may be subject to the following risks:

INTEREST-RATE RISK: The possibility that the Fund's investments may decline in value due to an increase in interest rates, or that the Fund's yield will decrease due to declining interest rates.

CREDIT RISK: The possibility that an issuer cannot make timely interest and principal payments on its securities. In general, the lower a security's credit rating, the higher its credit risk.

GOVERNMENT-SPONSORED ENTITIES RISK: The securities in which the Fund invests that are issued by government-sponsored entities may not be guaranteed or insured by the U.S. government and may only be supported by the credit of the issuing agency.


For more information about these risks, please see "Glossary of Investment Risks" on page 28.


AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OR AN OBLIGATION OF UNION BANK OF CALIFORNIA, N.A., ITS AFFILIATES OR ANY BANK, AND IT IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                                     (CONTINUED)

----------
PROSPECTUS
----------
12


HIGHMARK MONEY MARKET FUNDS
U.S. GOVERNMENT MONEY MARKET FUND (CONTINUED)
--------------------------------------------------------------------------------

[AT SIGN GRAPHIC OMITTED]  PERFORMANCE
                           INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how it will perform in the future.

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S CLASS A SHARES FROM YEAR TO YEAR.(1),(a)

5.22%   4.67%   4.82%   4.77%   4.40%   5.69%   3.40%   1.13%   0.42%   ___%
-------------------------------------------------------------------------------
1995    1996    1997    1998    1999    2000    2001    2002    2003    2004

                  BEST QUARTER           WORST QUARTER
                     ______%                ______%
                   (__/__/__)             (__/__/__)

(1)The performance information above is based on a calendar year. The Fund's total return from 1/1/2005 to 9/30/2005 was ____%.

THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/04.

                                                          SINCE
                        1 YEAR    5 YEARS   10 YEARS    INCEPTION
--------------------------------------------------------------------
U.S. GOVERNMENT
MONEY MARKET FUND
  Class A Shares        ____%     ____%     ____%       ____%*
--------------------------------------------------------------------
  Class B Shares
  (with applicable
  Contingent Deferred
  Sales Charge)         ____%     ____%     ____%(a)    ____%**,(a)
--------------------------------------------------------------------
  Class C Shares
  (with applicable
  Contingent Deferred
  Sales Charge)         ____%     ____%     ____%       ____%
--------------------------------------------------------------------


*Since 12/1/90.

**Since 8/10/87.

(a)Prior to 2/2/98, performance for Class B Shares is based on Fiduciary Share performance. Fiduciary Shares, which were first offered 8/10/87, are not offered in this prospectus; however, because they are invested in the same portfolio of securities, the annual returns for the two classes would be substantially similar. The performance of Fiduciary Shares has been adjusted for the maximum contingent deferred sales charge applicable to Class B Shares, but does not reflect the Class B Shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

YIELD

The income a fund generates is commonly referred to as its "yield." For money market funds in particular, yield is a more useful indication than total return of how a portfolio is performing. As a result, advertisements and other communications about the HighMark U.S. Government Money Market Fund will typically mention the portfolio's yield. There are various types of yield, including current or seven-day yield and effective yield. All mutual funds must use the same formulas to calculate each of these yields.

The formula for effective yield assumes that investors take advantage of compounding by reinvesting their dividends; current or seven-day yield does not make the same assumption. As a result, a portfolio's effective yield typically will be slightly higher than its current or seven-day yield. Both types of yield will tend to fluctuate daily due to such factors as a fund's interest-rate exposure as well as the type and credit quality of its portfolio holdings.

To obtain current yield information for the Fund, please call 1-800-433-6884.

--------------------------------------------------------------------------------

[POUND SIGN GRAPHIC OMITTED]  FUND
                              INFORMATION


                              CLASS        CUSIP         TICKER
                              ---------------------------------
                              Class A      431114602     HMUXX
                              Class B      431114495     HGBXX
                              Class C


--------------------------------------------------------------------------------

[QUESTION MARK GRAPHIC OMITTED]  DID YOU KNOW?

A portfolio's level of interest rate exposure is commonly indicated by the term MATURITY. Generally speaking, the longer a portfolio's maturity, the greater its level of interest rate exposure and, in turn, its risk/return potential.

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              13


--------------------------------------------------------------------------------

[DOLLAR SIGN GRAPHIC OMITTED]  FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees you would pay directly from your investment if you buy or sell Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.


---------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
---------------------------------------------------------------------------------------------------------------
                                                                                      CLASS A  CLASS B  CLASS C
                                                                                      SHARES   SHARES#  SHARES
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)     0%       0%       0%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)               0%      5.00%    1.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)*                     0%       0%       0%

---------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
---------------------------------------------------------------------------------------------------------------
                                                                                      CLASS A  CLASS B  CLASS C
                                                                                      SHARES   SHARES   SHARES
Investment Advisory Fees                                                               0.30%    0.30%    0.30%
Distribution (12b-1) Fees                                                              0.25%    0.75%    0.75%
Other Expenses                                                                         ____%    ____%    ____%
                                                                                      ------   ------   ------
   TOTAL ANNUAL FUND OPERATING EXPENSES                                                ____%    ____%    ____%
Fee Waivers                                                                            ____%    ____%    ____%
   NET EXPENSES+                                                                       ____%    ____%    ____%


#Class B Shares are only available to existing investors, either through reinvestment of dividends on previously-acquired Class B Shares or through exchange of Class B Shares of another HighMark Fund.

* Does not include any wire transfer fees, if applicable.


+ The Fund's Adviser has agreed to contractually waive fees or reimburse expenses in order to keep total operating expenses for Class A Shares from exceeding ____% for the period beginning December 1, 2005 and ending on November 30, 2006. The Fund's total actual operating expenses for the most recent fiscal year were less than the amount shown above because additional fees were waived or reimbursed in order to keep total operating expenses at a specified level for all Share classes. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses are expected to be as follows:

      Class A Shares:   ____%
      Class B Shares:   ____%
      Class C Shares:   ____%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return, and that the Fund's expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:


                           1 YEAR    3 YEARS    5 YEARS    10 YEARS
CLASS A SHARES              $____     $____      $____       $____

CLASS B SHARES

If you do not sell
your Shares                 $____     $____      $____       $____

If you sell your
Shares at the end
of the period               $____     $____      $____       $____
CLASS C SHARES

If you do not sell
your Shares                 $____     $____      $____       $____

If you sell your
Shares at the end
of the period               $____     $____      $____       $____

----------
PROSPECTUS
----------
14


HIGHMARK FUNDS
--------------------------------------------------------------------------------

SHAREOWNER GUIDE -
HOW TO INVEST IN THE
HIGHMARK FUNDS

Before you invest, we encourage you to carefully read the HighMark Fund profiles included in this prospectus and consider which Funds are appropriate for your particular financial situation, risk tolerance and goals. As always, your financial representative can provide you with valuable assistance in making this decision. He or she can also help you choose which of the Fund share classes we offer is right for you.

FOREIGN INVESTORS


The Funds do not accept investments by non-resident aliens.


CHOOSING A SHARE CLASS


HighMark Funds offers different classes of Fund Shares, which have different expenses and other characteristics. Three classes of Fund Shares, Class A, Class B and Class C, are offered in this prospectus. To choose the one that is best suited to your needs and goals, consider the amount of money you want to invest, how long you expect to invest it and whether you plan to make additional investments. The following are some of the main differences between HighMark's Class A, Class B and Class C Shares:


CLASS A

o     No sales charge.

o     Distribution and service (12b-1) fees of 0.25%.

o     Offered by:
      100% U.S. Treasury Money Market Fund
      California Tax-Free Money
      Market Fund Diversified Money Market Fund
      U.S. Government Money Market Fund

CLASS B

o Only available to existing investors, either through reinvestment of dividends on Class B Shares or through exchange of Class B Shares of another HighMark Fund.

o     Distribution and service (12b-1) fees of 0.75%.

o     A deferred sales charge, as described below.

o Automatic conversion to Class A Shares after eight years, thus reducing future annual expenses.

o     Offered by:
      U.S. Government Money Market Fund


CLASS C

o     Only available through exchange of Class C Shares of another HighMark
      Fund.

o     No front-end sales charge.

o     Distribution and service (12b-1) fees of 0.75%.

o     A deferred sales charge, as described below.

o No automatic conversion to Class A Shares, so annual expenses continue at the Class C level throughout the life of your investment.

o     Offered by:
      U.S. Government Money Market Fund


FOR THE ACTUAL PAST EXPENSES OF EACH SHARE CLASS, SEE THE INDIVIDUAL FUND PROFILES EARLIER IN THIS PROSPECTUS.


BECAUSE 12B-1 FEES ARE PAID ON AN ONGOING BASIS, CLASS B AND CLASS C SHAREHOLDERS COULD END UP PAYING MORE EXPENSES OVER THE LONG TERM THAN CLASS A SHAREHOLDERS WHO HOLD THEIR SHARES FOR A SIMILAR PERIOD.

THE FUNDS ALSO OFFER CLASS S AND FIDUCIARY CLASS SHARES, EACH OF WHICH HAS ITS OWN EXPENSE STRUCTURE. FIDUCIARY CLASS SHARES ARE AVAILABLE ONLY TO FINANCIAL INSTITUTIONS, FIDUCIARY CLIENTS OF UNION BANK OF CALIFORNIA, N.A., AND CERTAIN OTHER QUALIFIED INVESTORS. CLASS S SHARES ARE AVAILABLE ONLY TO INVESTORS IN THE UNION BANK OF CALIFORNIA CORPORATE SWEEP SERVICE. CALL US AT 1-800-433-6884 FOR MORE DETAILS.


HOW SALES CHARGES ARE CALCULATED


CLASS B AND CLASS C SHARES: CONTINGENT DEFERRED SALES CHARGE (CDSC)

Class B and Class C Shares are available at their net asset value per share, without an initial sales charge. (If you are considering an investment in the U.S. Government Money Market Fund, please see the important note below.*) However, if you sell your U.S. Government Money Market Fund Class B Shares within six years of when you bought the Class B Shares or Class C Shares within one year of the HighMark Fund you exchanged for the U.S. Government Money Market Fund, you must pay what is known as a "contingent deferred sales charge" (CDSC). As the table below shows, the CDSC declines over time and is based either on the original cost you paid for the Shares or their current market value, whichever is less. We do not impose a CDSC on Shares you may have acquired by reinvesting your dividends.

THE CDSCS ARE AS FOLLOWS:

CLASS B SHARES

IF SOLD WITHIN                     CDSC ON SHARES BEING SOLD
1st year                           5.00%
2nd year                           4.00%
3rd or 4th year                    3.00%
5th year                           2.00%
6th year                           1.00%
After 7th and 8th year             0%

CLASS C SHARES

IF SOLD WITHIN                     CDSC ON SHARES BEING SOLD
1st year                           1.00%
After 1st year                     0%

CLASS B SHARES WILL AUTOMATICALLY CONVERT TO CLASS A SHARES AFTER EIGHT YEARS. CLASS C SHARES DO NOT CONVERT TO CLASS A SHARES.

In addition, we calculate any CDSC you may owe by considering the number of Shares you are selling, not the value of your account. To keep your CDSC as low as possible, each time you ask us to sell Shares we will first sell any Shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those Shares that have the lowest CDSC next.

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              15


--------------------------------------------------------------------------------


On the purchase of your Class C Shares, the Distributor pays a commission equal to 1.00% of your purchase to your broker or financial institution. The Distributor also receives any CDSC imposed when you sell your Class C Shares.


*If you are considering an investment in the HighMark U.S. Government Money Market Fund, please note: you may purchase Class B Shares of the HighMark U.S. Government Money Market Fund only by exchanging Class B Shares of another, non-money market HighMark Fund for them. You can make exchanges into the HighMark U.S. Government Money Market Fund without paying a contingent deferred sales charge on your Class B Shares in the previous fund, even if you held them for six years or less.

SALES CHARGE REDUCTIONS AND WAIVERS
CDSC WAIVERS: You may qualify for a CDSC waiver if:

o     you are selling Shares as part of a systematic withdrawal plan.

o     you are taking certain distributions from a retirement plan.

o     the shareholder has died or become disabled.

YOU MUST NOTIFY US THAT YOU ARE ELIGIBLE FOR A WAIVER UNDER THESE CIRCUMSTANCES AT THE TIME YOU WISH TO SELL SHARES.

IF YOU THINK YOU MAY BE ELIGIBLE FOR A CDSC WAIVER, CONTACT YOUR FINANCIAL REPRESENTATIVE OR THE DISTRIBUTOR OR CONSULT THE STATEMENT OF ADDITIONAL INFORMATION ("SAI") (SEE THE BACK COVER OF THIS PROSPECTUS FOR CONTACT INFORMATION).

THE FUNDS MAKE SALES CHARGE AND BREAKPOINT INFORMATION AVAILABLE, FREE OF CHARGE, ON OR THROUGH HIGHMARK FUNDS' WEBSITE AT WWW.HIGHMARKFUNDS.COM THROUGH THE FUNDS' PROSPECTUSES AND SAI, WHICH ARE AVAILABLE FOR DOWNLOAD OR BY REQUEST, RESPECTIVELY, AT THE HYPERLINK "FORMS AND LITERATURE."

FEES FOR DISTRIBUTION OF SHARES

HighMark Funds has adopted 12b-1 plans with respect to Class A and Class B Shares that allow each Fund to pay distribution and service fees. The maximum distribution and service fee for each class of Shares is as follows:


                                          PERCENTAGE OF AVERAGE
SHARE CLASS                                 DAILY NET ASSETS
Class A                                           0.25%
Class B                                           0.75%
Class C                                           ____%


Because 12b-1 fees are paid on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

PAYMENTS TO FINANCIAL FIRMS


Some or all of the sales charges, distribution fees and servicing fees described above are paid or "reallowed" to the broker, dealer, financial adviser or other financial intermediary through which you purchase your Shares. In addition to the foregoing, your broker, dealer, financial adviser or other financial intermediary may receive certain other payments and compensation described below. For purposes of the following, "financial firms" means brokers, dealers, financial advisers and other financial intermediaries.

A Fund may make payments under HighMark Funds' shareholder services plans relating to the Class A Shares and the Class B Shares to financial firms that agree to provide certain shareholder support services for their customers or account holders who are the beneficial or record owners of Shares of the Fund. In consideration for such services, a financial firm is compensated by the applicable Fund at a maximum annual rate of up to 0.25% of the average daily net asset value of the applicable class of Shares of such Fund. The shareholder services plans are more fully described in the SAI. Financial firms may also receive sales charges, distribution fees, servicing fees and other compensation relating to other classes of Shares and other Funds not offered in this prospectus.

HighMark Capital Management, Inc., pays out of its own assets compensation to financial firms for the sale and distribution of the Shares of any of the Funds and/or for the servicing of Shares. Payments made by HighMark Capital Management, Inc. may be made to supplement commissions paid to financial firms, and may take the form of (1) due diligence payments for a financial firm's examination of the Funds and payments for employee training and education relating to the Funds; (2) listing fees for the placement of the Funds on a financial firm's list of mutual funds available for purchase by its clients; (3) fees for providing the Funds with "shelf space" and/or a higher profile for a financial firm's financial consultants and their customers and/or placing the Funds on the financial firm's preferred or recommended list; (4) marketing support fees for providing assistance in promoting the sale of Shares; (5) payments in connection with attendance at sales meetings for the promotion of the sale of Shares; (6) payments for maintaining shareholder accounts on a financial firm's platform; and (7) payments for the sale of Shares and/or the maintenance of share balances.

Payments made by HighMark Capital Management, Inc. to a financial firm also may be used by the financial firm to pay for the travel expenses, meals, lodging and entertainment of financial firms and their salespersons and guests in connection with education, sales and promotional programs. These programs, which may be different for different financial firms, will not change the price an investor will pay for Shares or the amount that a Fund will receive for the sale of Shares.

If investment advisers, administrators, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular Share class over other Share classes. Speak with your financial adviser to learn more about the total amounts paid to your financial adviser and his or her firm by the Funds, HighMark Capital Management, Inc. and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial adviser at the time of purchase.

----------
PROSPECTUS
----------
16


HIGHMARK FUNDS
--------------------------------------------------------------------------------

HighMark Capital Management, Inc. does not consider sales of Shares of a Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. However, some broker-dealers that sell Shares of the Funds may receive commissions from a Fund in connection with the execution of the Fund's portfolio transactions.

OPENING AN ACCOUNT

1.    Read this prospectus carefully.

2. Determine how much money you want to invest. The minimum investments for the HighMark Funds are as follows:


      o     INITIAL PURCHASE:       $1,000 for each Fund

                                    $250 for current or retired trustees of
                                    HighMark Funds and directors, officers and employees (as well as their spouses and children under the age of 21) of Union Bank of California, N.A., SEI Investments Distribution Co. and their affiliates, and Boston Financial Data Services.

                                    $100 for Automatic Investment Plan

      o     ADDITIONAL PURCHASES:   $100 for each Fund

                                    $100 monthly minimum per Fund for Automatic
                                    Investment Plan


      We may waive these initial and additional investment minimums for purchases made in connection with Individual Retirement Accounts, Keoghs, payroll deduction plans, 401(k) or similar plans.

3. Complete the appropriate parts of the account application, carefully following the instructions. You must submit additional documentation when opening trust, corporate or power of attorney accounts. For more information, please contact your financial representative or call us at 1-800-433-6884.

4. You and your financial representative can initiate any purchase, exchange or sale of Shares.

5. CUSTOMER IDENTIFICATION AND VERIFICATION. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

      What this means to you: When you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you. This information will be verified to ensure the identity of all persons opening an account.

      HighMark Funds is required by law to reject your new account application if the required identifying information is not provided.

      In certain instances, HighMark Funds is required to collect documents to fulfill its legal obligations. Documents provided in connection with your application will be used solely to establish and verify customer identity, and HighMark Funds shall have no obligation with respect to the terms of any such document.

      Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of HighMark Funds (e.g., 72 hours), which may change from time to time, your application will be rejected.

      Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the net asset value per share next-determined after receipt of your application in proper form.

      However, HighMark Funds reserves the right to close your account at the then-current day's price if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of HighMark Funds (e.g., 96 hours), which may change from time to time. If HighMark Funds is unable to verify your identity, it reserves the right to liquidate your account at the then-current day's price and remit proceeds to you via check. HighMark Funds reserves the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

WE RESERVE THE RIGHT TO REJECT A PURCHASE ORDER IF THE DISTRIBUTOR OR THE ADVISER DETERMINES THAT IT IS NOT IN THE BEST INTEREST OF HIGHMARK FUNDS OR ITS SHAREHOLDERS.

BUYING SHARES
--------------------------------------------------------------------------------
BY CHECK
--------------------------------------------------------------------------------

OPENING AN ACCOUNT

o     Make out a check for the investment amount, payable to "HighMark Funds."


o Deliver the check and your completed application to your financial representative, or mail them to our Transfer Agent (see address below).


ADDING TO AN ACCOUNT

o     Make out a check for the investment amount, payable to "HighMark Funds."

o Include a note specifying the fund name, your share class, your account number and the name(s) in which the account is registered.

o Deliver the check and your note to your financial representative, or mail them to our Transfer Agent.

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              17


--------------------------------------------------------------------------------

      TRANSFER AGENT ADDRESS:
      HighMark Funds
      P.O. Box 8416
      Boston, MA 02266-8416
      Phone Number: 1-800-433-6884

All purchases made by check should be in U.S. dollars.

THIRD PARTY CHECKS, CREDIT CARD CHECKS, TRAVELER'S CHECKS, STARTER CHECKS, MONEY ORDERS OR CASH WILL NOT BE ACCEPTED.

--------------------------------------------------------------------------------
BY EXCHANGE
--------------------------------------------------------------------------------

OPENING AN ACCOUNT

o Call your financial representative or HighMark Funds at 1-800-433-6884 to request an exchange.

ADDING TO AN ACCOUNT

o Call your financial representative or HighMark Funds at 1-800-433-6884 to request an exchange.

You may be subject to an exchange fee. See "Exchanging Shares" below.

--------------------------------------------------------------------------------
BY WIRE
--------------------------------------------------------------------------------

OPENING AN ACCOUNT

o Deliver your completed application to your financial representative, or mail it to the Transfer Agent (address above).

o Obtain your Fund account number by calling your financial representative or our Transfer Agent.

o     Instruct your bank to wire the amount of your investment to:

      State Street Bank and Trust Company
      225 Franklin Street
      Boston, MA 02101
      ABA# 011000028
      DDA# 9905-194-8

Specify the Fund name, your choice of share class, the new Fund account number and the name(s) in which the Fund account is registered. Your bank may charge a fee to wire money.

ADDING TO AN ACCOUNT

o     Call our transfer agent before wiring any funds.

o     Instruct your bank to wire the amount of your investment to:

      State Street Bank and Trust Company
      225 Franklin Street
      Boston, MA 02101
      ABA# 011000028
      DDA# 9905-194-8

Specify the Fund name, your share class, your Fund account number and the name(s) in which the Fund account is registered. Your bank may charge a fee to wire money.

--------------------------------------------------------------------------------
THROUGH FINANCIAL INSTITUTIONS
--------------------------------------------------------------------------------

OPENING AN ACCOUNT

o Call your financial institution for information on their procedures for transmitting orders to HighMark Funds.

ADDING TO AN ACCOUNT

o Call your financial institution for information on their procedures for transmitting orders to HighMark Funds.

Contact your financial representative for instructions and assistance.

To add to an account using the Automatic Investment Plan, see "Investor
Services."

SELLING SHARES

--------------------------------------------------------------------------------
BY LETTER
--------------------------------------------------------------------------------

DESIGNED FOR

o     Accounts of any type.

o     Sales of any amount.

TO SELL SOME OR ALL OF YOUR SHARES

o Write a letter indicating the Fund name, your share class, your Fund account number, the name(s) in which the account is registered and the dollar value or number of Shares you wish to sell.

o Include all signatures and any guarantees that may be required (see next page).

o     Mail the materials to our Transfer Agent.

      TRANSFER AGENT ADDRESS:

      HighMark Funds
      P.O. Box 8416
      Boston, MA 02266-8416
      Phone Number: 1-800-433-6884

o We will mail a check to the name(s) and address in which the account is registered, unless you give us other written instructions.

o If you are invested in an IRA or Roth IRA, you can contact HighMark customer service to obtain an IRA distribution form at 1-800-433-6884. The IRA distribution form is also downloadable at www.highmarkfunds.com.

--------------------------------------------------------------------------------
BY PHONE
--------------------------------------------------------------------------------

DESIGNED FOR

o     Accounts of any type, except Individual Retirement Accounts or Roth IRAs.

o     Sales of any amount.

TO SELL SOME OR ALL OF YOUR SHARES

o To place your order, contact your financial representative or HighMark Funds at 1-800-433-6884 between 8:30 a.m. and 6:00 p.m. Eastern Time on most business days.

--------------------------------------------------------------------------------
BY WIRE OR ELECTRONIC FUNDS TRANSFER (EFT)
--------------------------------------------------------------------------------

DESIGNED FOR

o     Requests by letter to sell at least $500 (accounts of any type).

o Requests by phone to sell at least $500 (accounts of any type excluding IRA and Roth IRA accounts).

TO SELL SOME OR ALL OF YOUR SHARES

o We will wire amounts of $500 or more on the next business day after we receive your request.

o Shares cannot be redeemed by wire on Federal holidays restricting wire transfers.

--------------------------------------------------------------------------------
BY EXCHANGE
--------------------------------------------------------------------------------

DESIGNED FOR

o     Accounts of any type.

o     Sales of any amount.

----------
PROSPECTUS
----------
18


HIGHMARK FUNDS
--------------------------------------------------------------------------------

TO SELL SOME OR ALL OF YOUR SHARES

o Obtain a current prospectus for the Fund into which you are exchanging by calling HighMark Funds or your financial representative.

o Call HighMark Funds or your financial representative to request an exchange.

--------------------------------------------------------------------------------
THROUGH FINANCIAL INSTITUTIONS
--------------------------------------------------------------------------------

DESIGNED FOR

o     Accounts set up through financial institutions.

TO SELL SOME OR ALL OF YOUR SHARES

o Contact your financial institution for information on their procedures for transmitting orders to HighMark Funds.

--------------------------------------------------------------------------------
BY CHECKWRITING
--------------------------------------------------------------------------------

DESIGNED FOR

o Accounts opened directly with the Funds (not through an investment professional).

o     Minimum amount of check is $500.

o     Maximum of five checks per month.

TO SELL SOME OR ALL OF YOUR SHARES

o     Check the appropriate box on the application.

o     Obtain a signature card by calling HighMark Funds at 1-800-433-6884.

o     Mail the completed application and signature card to the Transfer Agent.

Contact your financial representative for instructions and assistance.

SELLING SHARES IN WRITING. In certain circumstances, you may need to include a medallion guarantee, which protects you against fraudulent orders. You will need a medallion guarantee if:

o     you are selling more than $5,000 worth of Shares.

o you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s) or to a bank account other than that on record.

o     you changed your address of record within the last 30 days.

You should be able to obtain a medallion guarantee from a bank, broker-dealer, credit union, securities exchange or association, clearing agency or savings association. A notary public CANNOT provide a medallion guarantee.

RECEIVING YOUR MONEY. Normally, we will send you a check for your proceeds as promptly as possible, at the latest within seven calendar days of receiving your redemption order. If, however, you recently purchased Shares in the Fund, we may be unable to fulfill your request if we have not yet received and processed your payment for the initial purchase. In such a case you may need to resubmit your redemption request after we have received payment.

INVOLUNTARY SALES OF YOUR SHARES. Due to the relatively high costs of handling small investments, each Fund reserves the right to redeem your Shares at net asset value (less any applicable contingent deferred sales charge) if your account balance in any Fund drops below the minimum initial purchase amount for any reason other than market fluctuation. This is more likely to occur if you invest only the minimum amount in a Fund and then sell Shares within a fairly short period of time. Before any Fund exercises its right to redeem your Shares, we will notify you in writing at least 60 days in advance to give you time to bring your account up to or above the minimum.

EXCHANGING SHARES

HOW TO EXCHANGE YOUR SHARES. You may exchange Class A, Class B or Class C Shares of one HighMark Fund for those of another HighMark Fund (the "new Fund"), provided that you:

o     Are qualified to invest in the new Fund.

o     Satisfy the initial and additional investment minimums for the new Fund.

o     Invest in the same share class in the new Fund as you did in the previous
      Fund.

o Maintain the minimum account balance for each HighMark Fund in which you invest.

Your cost for buying Shares in the new Fund is based on the relative net asset values of the Shares you are exchanging plus any applicable sales charge.


CLASS A SHARES. If you exchange Class A Shares of one HighMark Fund for those of another Fund that has a higher sales charge, you must pay the difference. The same is true if you want to exchange Class A Shares of a no-load HighMark Money Market Fund for those of another HighMark Fund with a sales charge. There is one exception: If you acquired Class A Shares of a HighMark Money Market Fund in an exchange out of Class A Shares of a non-money market HighMark Fund (the "Initial Fund"), you may exchange such Class A money market Shares for Class A Shares of another HighMark Fund and pay, with respect to sales charges, the difference between the sales charge of the Initial Fund and the sales charge of the Fund that you are currently exchanging into, if the sales charge of the Fund that you are exchanging into is higher. To receive a reduced sales charge when exchanging into a Fund, you must notify us that you originally paid a sales charge and provide us with information confirming your qualification.


If you exchange Class A Shares of a non-money market HighMark Fund for Class A Shares of a HighMark Money Market Fund, you may be subject to a 2% exchange fee on the value of Class A Shares purchased after December 10, 2004 and exchanged 5 days or less after purchase.

CLASS B SHARES. To calculate the Class B Shares' eight-year conversion period or contingent deferred sales charge payable upon redemption, we combine the period you held Class B Shares of the "old" Fund with the period you held Class B Shares of the "new" Fund.

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              19


--------------------------------------------------------------------------------

TRANSACTION POLICIES

VALUATION OF SHARES. A Fund's net asset value per share of a class is calculated according to the following formula:

      (Total mkt. value of the Fund's investments and other assets allocable to the class - the class's liabilities)

      /  Total number of the Fund's Shares outstanding in the class

      =  The class's net asset value per share


We determine the net asset value (NAV) of each HighMark Money Market Fund as of 11:00 a.m. Pacific time (2:00 p.m. Eastern time) every business day, based on the amortized cost of the Fund's assets. Amortized cost does not take into account unrealized capital gains or losses. We strive to keep each money market fund's NAV at a constant $1.00, but there is a remote possibility that you could lose money by investing in the Funds. If the amortized cost of a Fund's assets is not available, we value its securities by using a method that the Funds' Board of Trustees believes accurately reflects fair value. For further information about how we determine the value of the Funds' investments, see the SAI.


BUY AND SELL PRICES. When you buy Shares of a Fund, the price you will pay per share (the "offering price") is based on the net asset value per share of the applicable class of Shares next determined after we receive your order, plus any applicable sales charges. When you sell Shares of a Fund, you receive proceeds based on the net asset value per share of the applicable class of Shares next determined after we receive your order, minus any applicable deferred sales charges.

EXECUTION OF ORDERS. You may buy and sell Shares of the HighMark Money Market Funds on any day when both the Federal Reserve Wire System and the New York Stock Exchange are open for business (hereafter referred to as a "business day").

o PURCHASING SHARES BY MAIL: If you mail us a purchase order, we will execute it as soon as we have received your payment. (Note: If your check does not clear, we will be forced to cancel your purchase and may hold you liable for any losses or fees incurred.)

o PURCHASING SHARES BY WIRE: If you place a purchase order by wire on any business day, we will execute it that day, provided that we have received your order by the following times:

      o California Tax-Free Money Market Fund: Before 8:00 a.m. PT (11:00 a.m. ET).

      o 100% U.S. Treasury Money Market Fund: Before 9:00 a.m. PT (12:00 noon ET).

      o     Diversified Money Market Fund: Before 11:00 a.m. PT (2:00 p.m. ET).

      o     U.S. Government Money Market Fund: Before 11:00 a.m. PT (2:00 p.m.
            ET).

In addition, you must wire the money you wish to invest and it must be received by our Transfer Agent prior to 11:00 a.m. PT (2:00 p.m. ET). If we do not receive your order or the money you plan to wire by these deadlines, the trade will be canceled and you must resubmit the trade at the time the wire is sent.

o SELLING SHARES: To sell Shares on any one business day, you must place your redemption order by the following times:

      o California Tax-Free Money Market Fund: Before 8:00 a.m. PT (11:00 a.m. ET).

      o 100% U.S. Treasury Money Market Fund: Before 9:00 a.m. PT (12:00 noon ET).

      o     Diversified Money Market Fund: Before 11:00 a.m. PT (2:00 p.m. ET).

      o     U.S. Government Money Market Fund: Before 11:00 a.m. PT (2:00 p.m.
            ET).

If we do not receive your request by the times listed above, we will execute your order on the following business day.

ANTI-MONEY LAUNDERING PROGRAM


Customer identification and verification is part of HighMark Funds' overall obligation to deter money laundering under Federal law. HighMark Funds has adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, HighMark Funds reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of HighMark Funds management, they are deemed to be in the best interest of the Funds or in cases when HighMark Funds is requested or compelled to do so by governmental or law enforcement authorities.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

HighMark Fund's Board of Trustees has adopted policies and procedures designed to discourage frequent purchases and redemptions of shares of the Funds or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below.

RISKS ASSOCIATED WITH EXCESSIVE OR SHORT-TERM TRADING GENERALLY. While the Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Fund`s shares may force the Fund to sell portfolio securities at

----------
PROSPECTUS
----------
20


HIGHMARK FUNDS
--------------------------------------------------------------------------------


inopportune times to raise cash to accommodate short-term trading activity. In addition, a Fund may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, a Fund may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect a Fund`s performance.

A Fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Fund calculates its NAV at 1:00 p.m. Pacific time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of foreign securities established some time before a Fund calculates its own share price (referred to as "time zone arbitrage"). The Funds have procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Fund calculates its NAV. While there is no assurance, the Funds expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will reduce a shareholder's ability to engage in time zone arbitrage to the detriment of the other shareholders of the Funds.

A shareholder engaging in a short-term trading strategy may also target a Fund that does not invest primarily in foreign securities. Any Fund that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Funds that may be adversely affected by price arbitrage include, in particular, those Funds that significantly invest in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities.

RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS. Purchases and exchanges should be made primarily for investment purposes. Each Fund and/or its principal underwriter reserves the right to refuse any purchase or exchange order at any time or to suspend redemptions with respect to any shareholder, including transactions representing excessive trading and transactions accepted by any shareholder`s financial adviser. In addition, the Funds' adviser will use its best efforts to detect short-term trading activity in a Fund`s Shares and reject any purchase, redemption or exchange if, in its judgment, the transaction would adversely affect the Fund or its shareholders. The adviser, however, will not always be able to detect or prevent market timing activity or other trading activity that may disadvantage a Fund. For example, the ability to monitor trades that are placed by omnibus or other nominee accounts is limited when the broker, retirement plan administrator or fee-based program sponsor maintains the record of a Fund's underlying beneficial owners. In the event that the Funds or their agents reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed.

DISCLOSURE OF PORTFOLIO HOLDINGS

HighMark Capital Management, Inc., the Funds' adviser, has established a policy with respect to the disclosure of a Fund's portfolio holdings. A description of this policy is provided in the SAI. In addition, each Fund's top ten monthly portfolio holdings are generally available to you two days after the end of the period by clicking on "Funds and Performance" on the HighMark Funds website.

Note that the Funds or their adviser may suspend the posting of this information or modify the elements of this web posting policy without notice to shareholders.

DIVIDENDS


We declare each HighMark Money Market Fund's net income at the close of each business day and pay any dividends to shareholders monthly.

We will automatically reinvest any income and capital gains distributions you are entitled to in additional Shares of your Fund(s) unless you notify our Transfer Agent that you want to receive your distributions in cash. If you are a shareholder of a Money Market Fund, you may also notify our Transfer Agent to reinvest any income and capital gains distributions in the same class of an Equity Fund. To make either type of notification, send a letter with your request, including your name and account number, to:

HighMark Funds
P.O. Box 8416
Boston, MA 02266-8416

Your request will become effective for distributions having record dates after our Transfer Agent receives your request. Note that the IRS treats dividends paid in additional Fund Shares the same as it treats dividends paid in cash. In general, a Fund's Class A Shares will pay higher dividends than Class B Shares because Class B Shares have a higher distribution fee.

TAXES


Your mutual fund investments may have a considerable impact on your tax situation. We have summarized some of the main points you should know below. Note, however, that the following is general information and will not apply to you if you are investing through a tax-deferred account such as an IRA or a qualified employee benefit plan.

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              21


--------------------------------------------------------------------------------

IMPORTANT NOTE: IF YOU HAVE NOT DONE SO ALREADY, BE SURE TO PROVIDE US WITH YOUR CORRECT TAXPAYER IDENTIFICATION NUMBER OR CERTIFY THAT IT IS CORRECT. UNLESS WE HAVE THAT INFORMATION, WE MUST, BY LAW, WITHHOLD A PORTION OF OF THE TAXABLE DISTRIBUTIONS YOU WOULD OTHERWISE BE ENTITLED TO RECEIVE FROM YOUR FUND INVESTMENTS AS WELL AS A PORTION OF ANY PROCEEDS YOU WOULD NORMALLY RECEIVE FROM SELLING FUND SHARES.


END-OF-YEAR TAX STATEMENTS

We will send you a statement each year showing the tax status of all your distributions. The laws governing taxes change frequently, so please consult your tax adviser for the most up-to-date information and specific guidance about your particular tax situation. You can find more information about the potential tax consequences of mutual fund investing in the SAI.


TAXATION OF SHAREHOLDER TRANSACTIONS

An exchange of a Fund's shares for shares of another Fund will be treated as a sale of the Fund's shares and, as with all sales and redemptions of Fund shares, any gain on the transaction (although unlikely in a Money Market Fund) will be subject to federal income tax.

TAXES ON FUND
DISTRIBUTIONS

o FEDERAL TAXES: The IRS generally treats any dividends and short-term capital gains you receive from the Funds as ordinary income.

o STATE AND LOCAL TAXES: In addition to federal taxes, you may have to pay state and local taxes on the dividends or capital gains you receive from a Fund.

o TAXATION OF LONG-TERM CAPITAL GAINS: Distributions of net long-term capital gains you receive from a Fund will be taxed at the long-term federal capital gains rate, regardless of how long you've owned Shares in the Fund. Some states also tax long-term capital gain distributions at a special rate.

o "BUYING A DIVIDEND": You may owe taxes on Fund distributions even if they represent income or capital gains the Fund earned before you invested in it and thus were likely included in the price you paid.


o REINVESTMENT: A Fund's distributions, whether received in cash or reinvested in additional Shares of the Fund, may be subject to federal income tax.


SPECIAL CONSIDERATIONS FOR SHAREHOLDERS OF THE HIGHMARK CALIFORNIA TAX-FREE MONEY MARKET FUND: We expect that the income dividends you receive from the Fund will be exempt from federal and California state personal income taxes. The IRS will tax any short-term capital gains you receive from the Fund as ordinary income. If you receive Social Security or railroad retirement benefits, you should consult your tax adviser to determine whether investing in the Fund could increase the federal taxation of such benefits. In addition, some of the income you receive from the Fund may be included in the computation of federal and state alternative minimum tax liability.


THE TAX CONSIDERATIONS DESCRIBED ABOVE MAY OR MAY NOT APPLY TO YOU. SEE THE SAI FOR FURTHER DETAILS. PLEASE CONSULT YOUR TAX ADVISER TO HELP DETERMINE WHETHER THESE CONSIDERATIONS ARE RELEVANT TO YOUR INVESTMENTS AND TAX SITUATION.


INVESTOR SERVICES

AUTOMATIC INVESTMENT PLAN (AIP): AIP allows you to make regular investments in the HighMark Fund(s) of your choice through automatic deductions from your checking account. The monthly minimum per Fund is $100. * AIP is available only to current shareholders who wish to make additional investments to their existing account(s). To participate in AIP, complete the appropriate section on your Account Application form.

To take part in AIP, complete the appropriate section on your Account Application form. You may change or cancel the plan at any time by sending a written notice to our Transfer Agent (a medallion guarantee may be required).


* There is a $50 monthly minimum for current or retired trustees of HighMark Funds and directors, officers, and employees (as well as their spouses and children under the age of 21) of Union Bank of California, SEI Investments Distribution Co., and their affiliates who were participating in HighMark's AIP on or before December 11, 1998.


SYSTEMATIC WITHDRAWAL PLAN (SWP): HighMark's Systematic Withdrawal Plan allows you to make regular withdrawals from your account. The minimum monthly withdrawal is $100 per Fund. You can choose to make these withdrawals on a monthly, quarterly, semi-annual or annual basis. You also have the option of receiving your withdrawals by check or by automatic deposit into your bank account.

To participate in SWP, you must:

o     Have at least $5,000 in your HighMark Fund(s) account.

o     Have your dividends automatically reinvested.

BEFORE YOU SIGN UP FOR SWP, PLEASE NOTE THE FOLLOWING IMPORTANT CONSIDERATIONS:

SWP via check will only run on the 25th of each month. SWP via the Automated Clearing House ("ACH") can be run on any date. If your automatic withdrawals through SWP exceed the income your Fund(s) normally pay, your withdrawals may, over time, deplete your original investment--or exhaust it entirely if you make large and frequent withdrawals. Fluctuations in the net asset value per share of your Fund(s) may also contribute to the depletion of your principal.

CLASS B SHAREHOLDERS SHOULD ALSO NOTE THE FOLLOWING:

If you expect to withdraw more than 10% of your account's current value in any single year, it may not be in your best interest to participate in SWP because you will have to pay a contingent deferred sales charge on Class B withdrawals of this size.

To take part in SWP, complete the appropriate section on your Account Application form. You may change or cancel the plan at any time by sending a written notice to our Transfer Agent (a medallion guarantee may be required).

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PROSPECTUS
----------
22


HIGHMARK FUNDS
--------------------------------------------------------------------------------

Please contact HighMark Funds at 1-800-433-6884 for more information.

SYSTEMATIC EXCHANGE PLAN: HighMark's Systematic Exchange Plan allows shareholders of a class of HighMark Money Market or Fixed-Income Funds to make regular exchanges from their accounts into the same class of a HighMark Equity Fund. The minimum monthly exchange is $1,200 per Fund. You can choose to make these exchanges on a monthly, quarterly, semi-annual or annual basis for a fixed period of time.

To participate in the Systematic Exchange Plan, you must:

o Have at least $5,000 in your HighMark Money Market or Fixed-Income Fund(s) account.

o     Have your dividends automatically reinvested.

To take part in the Systematic Exchange Plan, complete the appropriate section on your Account Application form. You may change or cancel the plan at any time by sending a written notice to our Transfer Agent (a medallion guarantee may be required).

MORE ABOUT
THE HIGHMARK FUNDS
INVESTMENT MANAGEMENT

INVESTMENT ADVISER


HighMark Capital Management, Inc., serves as investment adviser of the HighMark Funds and manages their investment portfolios on a day-to-day basis under the supervision of the HighMark Funds' Board of Trustees. HighMark Capital Management, Inc. also serves as the administrator of the HighMark Funds.

HighMark Capital Management is a subsidiary of Union Bank of California, N.A., which is a subsidiary of UnionBanCal Corporation. UnionBanCal Corporation is a publicly held corporation, which is principally held by The Bank of Tokyo-Mitsubishi, Ltd (BTM). BTM is in turn a wholly owned subsidiary of Mitsubishi Tokyo Financial Group, Inc. As of ______ __, ____ UnionBanCal Corporation and its subsidiaries had approximately $____ billion in consolidated assets. As of the same date, HighMark Capital Management, had approximately $____ billion in assets under management. HighMark Capital Management (and its predecessors) has been providing investment management services to individuals, institutions and large corporations since 1919.


Over the past fiscal year, the Funds paid the following management fees to HighMark Capital Management:


FUND                                % OF NET ASSETS

100% U.S. Treasury
Money Market Fund                   ____%

California Tax-Free
Money Market Fund                   ____%

Diversified Money
Market Fund                         ____%

U.S Government
Money Market Fund                   ____%

A discussion regarding the basis for HighMark Funds' Board of Trustees approving the advisory agreement between HighMark Capital Management, Inc. and HighMark Funds is available in the Fund's Annual Report to shareholders for the fiscal year ending July 31, 2005.

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              23


--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand each Fund's financial performance for the past 5 years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by ________________, as noted in its report dated ________ __, ____. This report, along with the Funds' financial statements, is incorporated by reference in the SAI, which is available upon request.


                                                                                                Dividends and
                                                   Investment Activities                        Distributions
                                                  ------------------------                  ----------------------
                                                                   Net
                                                                Realized
                                          Net                      and
                                         Asset                 Unrealized                                             Total from
                                        Value,       Net       Gain (Loss)        Total        Net                     Dividends
                                       Beginning  Investment       on              from     Investment     Capital        and
                                       of Period    Income     Investments      Operations    Income        Gains    Distributions
----------------------------------------------------------------------------------------------------------------------------------
100% U.S. TREASURY MONEY MARKET FUND
----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
For the periods ended July 31,:
2005+                                   $           $              $              $          $               $         $
2004+                                    1.00        0.002          --             0.002      (0.002)         --        (0.002)
2003+                                    1.00        0.006          --             0.006      (0.006)         --        (0.006)
2002+                                    1.00        0.017          --             0.017      (0.017)         --        (0.017)
2001                                     1.00        0.047          --             0.047      (0.047)         --        (0.047)
----------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA TAX-FREE MONEY MARKET FUND
----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
For the periods ended July 31,:
2005+                                   $           $              $              $          $               $         $
2004+                                    1.00        0.003          --             0.003      (0.003)         --        (0.003)
2003+                                    1.00        0.006          --             0.006      (0.006)         --        (0.006)
2002+                                    1.00        0.010          --             0.010      (0.010)         --        (0.010)
2001                                     1.00        0.027          --             0.027      (0.027)         --        (0.027)
----------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED MONEY MARKET FUND
----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
For the periods ended July 31,:
2005+                                   $           $              $              $          $               $         $
2004+                                    1.00        0.004          --             0.004      (0.004)         --        (0.004)
2003+                                    1.00        0.007          --             0.007      (0.007)         --        (0.007)
2002+                                    1.00        0.018          --             0.018      (0.018)         --        (0.018)
2001                                     1.00        0.051          --             0.051      (0.051)         --        (0.051)
----------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT MONEY MARKET FUND
----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
For the periods ended July 31,:
2005+                                   $           $              $              $          $               $         $
2004+                                    1.00        0.003          --             0.003      (0.003)         --        (0.003)
2003+                                    1.00        0.007          --             0.007      (0.007)         --        (0.007)
2002+                                    1.00        0.017          --             0.017      (0.017)         --        (0.017)
2001                                     1.00        0.049          --             0.049      (0.049)         --        (0.049)
CLASS B SHARES
For the periods ended July 31,:
2005+                                   $           $              $              $          $               $         $
2004+                                    1.00        0.001          --             0.001      (0.001)         --        (0.001)
2003+                                    1.00        0.001          --             0.001      (0.001)         --        (0.001)
2002+                                    1.00        0.009          --             0.009      (0.009)         --        (0.009)
2001                                     1.00        0.041          --             0.041      (0.041)         --        (0.041)

                                                                                                Ratio
                                                                                             of Expenses
                                                                                             to Average     Ratio of
                                                                                             Net Assets       Net
                                          Net                      Net             Ratio      Excluding    Investment
                                         Asset                   Assets,             of      Fee Waivers     Income
                                        Value,                     End            Expenses       and         (Loss)
                                          End        Total      of Period        to Average   Reduction    to Average
                                       of Period    Return*       (000)          Net Assets  of Expenses   Net Assets
---------------------------------------------------------------------------------------------------------------------
100% U.S. TREASURY MONEY MARKET FUND
---------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
For the periods ended July 31,:
2005+                                    $               %       $                      %           %              %
2004+                                     1.00       0.25         164,225           0.77        1.06           0.22
2003+                                     1.00       0.64         186,891           0.78        1.05           0.65
2002+                                     1.00       1.67         226,456           0.74        1.05           1.69
2001                                      1.00       4.83         252,535           0.72        1.04           4.70
---------------------------------------------------------------------------------------------------------------------
CALIFORNIA TAX-FREE MONEY MARKET FUND
---------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
For the periods ended July 31,:
2005+                                    $               %       $                      %           %              %
2004+                                     1.00       0.33         274,403           0.67        1.06           0.32
2003+                                     1.00       0.56         271,089           0.67        1.04           0.55
2002+                                     1.00       1.02         244,693           0.67        1.04           1.01
2001                                      1.00       2.70         257,735           0.67        1.05           2.65
---------------------------------------------------------------------------------------------------------------------
DIVERSIFIED MONEY MARKET FUND
---------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
For the periods ended July 31,:
2005+                                    $               %       $                      %           %              %
2004+                                     1.00       0.39         543,320           0.77        1.06           0.38
2003+                                     1.00       0.75         634,443           0.78        1.05           0.76
2002+                                     1.00       1.83         724,983           0.77        1.05           1.85
2001                                      1.00       5.19         863,773           0.77        1.05           4.98
---------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT MONEY MARKET FUND
---------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
For the periods ended July 31,:
2005+                                    $               %       $                      %           %              %
2004+                                     1.00       0.32          42,134           0.78        1.07           0.32
2003+                                     1.00       0.67          34,513           0.78        1.05           0.68
2002+                                     1.00       1.67          43,701           0.77        1.05           1.68
2001                                      1.00       4.97          47,058           0.77        1.05           4.79
CLASS B SHARES
For the periods ended July 31,:
2005+                                    $               %       $                      %           %              %
2004+                                     1.00       0.05           1,684           1.05        1.57           0.05
2003+                                     1.00       0.12           2,255           1.32        1.55           0.11
2002+                                     1.00       0.92           2,020           1.52        1.55           0.84
2001                                      1.00       4.20             963           1.52        1.55           3.72


AMOUNTS DESIGNATED AS "-" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

* Total return does not reflect any applicable sales charge. Total return is for the period indicated and has not been annualized.

+     Per share amounts calculated using average shares method.

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----------
24


HIGHMARK FUNDS
--------------------------------------------------------------------------------

OTHER INVESTMENT MATTERS


No Fund is a complete investment program. The investment objectives or goals of the Funds and the investment policies of the Funds can be changed without shareholder approval, except for the policies that are identified as "fundamental" in the SAI.

The Funds invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. The following table describes the securities and techniques the Funds use, as well as the main risks they pose. Fixed-income securities are subject primarily to market, credit and prepayment risk. Following the table is a more complete discussion of risk. You may also consult the SAI for more details about the securities in which the Funds may invest.


FUND NAME                                                          FUND CODE
100% U.S. Treasury Money Market Fund                               1
California Tax-Free Money Market Fund                              2
Diversified Money Market Fund                                      3
U.S. Government Money Market Fund                                  4

INSTRUMENT                                                         FUND CODE          RISK TYPE
----------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES: Securities backed by                      2, 3               Prepayment
receivables, home equity loans, truck and auto                                        Market
loans, leases, credit card receivables and other                                      Credit
securities backed by other types of receivables or                                    Regulatory
assets.
----------------------------------------------------------------------------------------------------------
BANKERS' ACCEPTANCES: Bills of exchange or time                    2, 3               Credit
drafts drawn on and accepted by a commercial bank.                                    Liquidity
They generally have maturities of six months or                                       Market
less.
----------------------------------------------------------------------------------------------------------
BONDS: Interest-bearing or discounted government                   2-4                Market
or corporate securities that obligate the issuer                                      Political
to pay the bondholder a specified sum of money,                                       Liquidity
usually at specific intervals, and to repay the                                       Foreign Investment
principal amount of the loan at maturity.                                             Prepayment
----------------------------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT: Negotiable instruments                    2, 3               Market
with a stated maturity.                                                               Credit
                                                                                      Liquidity
----------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER: Secured and unsecured short-term                 2-4                Credit
promissory notes issued by corporations and other                                     Liquidity
entities. Maturities generally vary from a few                                        Market
days to nine months.
----------------------------------------------------------------------------------------------------------
DEMAND NOTES: Securities that are subject to puts                  2-4                Market
and standby commitments to purchase the securities                                    Liquidity
at a fixed price (usually with accrued interest)                                      Management
within a fixed period of time following demand by
a Fund.
----------------------------------------------------------------------------------------------------------
DERIVATIVES: Instruments whose value is derived                    2-4                Management
from an underlying contract, index or security, or                                    Market
any combination thereof, including futures,                                           Credit
options (e.g., put and calls), options on futures,                                    Liquidity
swap agreements, and some mortgage-backed                                             Leverage
securities.                                                                           Prepayment
----------------------------------------------------------------------------------------------------------
FOREIGN SECURITIES: Commercial paper of foreign                    3                  Market
issuers and obligations of foreign banks, overseas                                    Political
branches of U.S. banks and supranational entities.                                    Liquidity
                                                                                      Foreign Investment
----------------------------------------------------------------------------------------------------------

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              25


--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
INSTRUMENT                                                         FUND CODE          RISK TYPE
----------------------------------------------------------------------------------------------------------
ILLIQUID SECURITIES: Securities that ordinarily                    1-4                Liquidity
cannot be sold within seven business days at the
value the Fund has estimated for them. Each
HighMark Money Market Fund may invest up to 10% of
its net assets in illiquid securities.
----------------------------------------------------------------------------------------------------------
INVESTMENT COMPANY SECURITIES: Shares of                           2-4                Market
registered investment companies. These may include
HighMark Money Market Funds and other registered
investment companies for which HighMark, its
sub-advisers, or any of their affiliates serves as
investment adviser, administrator or distributor.
Each Fund may invest up to 5% of its assets in the
Shares of any one registered investment company
that has an investment objective similar to the
Fund's. A Fund may not, however, own more than 3%
of the securities of any one registered investment
company or invest more than 10% of its assets in
the Shares of other registered investment
companies. As a shareholder of an investment
company, a Fund will indirectly bear investment
management fees of that investment company, which
are in addition to the management fees the Fund
pays its own adviser.
----------------------------------------------------------------------------------------------------------
INVESTMENT GRADE SECURITIES: Securities rated BBB                  2, 3               Market
or better by S&P; Baa or better by Moody's;                                           Credit
similarly rated by other nationally recognized                                        Prepayment
rating organizations; or, if not rated, determined
to be of comparably high quality by the Adviser.
----------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES: Securities backed by                   2, 3               Prepayment
real estate loans and pools of loans. These                                           Market
include collateralized mortgage obligations (CMOs)                                    Credit
and real estate mortgage investment conduits                                          Regulatory
(REMICs).
----------------------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES: Securities issued by a state                 2, 3               Market
or political subdivision to obtain funds for                                          Credit
various public purposes. Municipal securities may                                     Political
include both taxable and tax-exempt private                                           Tax
activity bonds and industrial development bonds,                                      Regulatory
as well as general obligation bonds, tax                                              Prepayment
anticipation notes, bond anticipation notes,
revenue anticipation notes, project notes, other
short-term obligations such as municipal leases,
and obligations of municipal housing authorities
(single family revenue bonds).

There are two general types of municipal bonds:
GENERAL-OBLIGATION BONDS, which are secured by the
taxing power of the issuer (and, in California,
have the approval of voters) and REVENUE BONDS,
which take many shapes and forms but are generally
backed by revenue from a specific project or tax.
These include, but are not limited, to
certificates of participation (COPs); utility and
sales tax revenues; tax increment or tax
allocations; housing and special tax, including
assessment district and community facilities
district (Mello-Roos) issues which are secured by
specific real estate parcels; hospital revenue;
and industrial development bonds that are secured
by a private company.
----------------------------------------------------------------------------------------------------------

----------
PROSPECTUS
----------
26


HIGHMARK FUNDS
--------------------------------------------------------------------------------

INSTRUMENT                                                         FUND CODE          RISK TYPE
-------------------------------------------------------------------------------------------------------------------
PARTICIPATION INTERESTS: Interests in municipal                    2                  Market
securities from financial institutions such as                                        Liquidity
commercial and investment banks, savings and loan                                     Credit
associations and insurance companies. These                                           Tax
interests are usually structured as some form of
indirect ownership that allows the Fund to treat
the income from the investment as exempt from
federal income tax. The Fund invests in these
interests to obtain credit enhancement on demand
features that would be available through direct
ownership of the underlying municipal securities.
-------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: The purchase of a security                  2-4                Market
and the simultaneous commitment to return the                                         Leverage
security to the seller at an agreed upon price on
an agreed upon date. This is treated as a loan.
-------------------------------------------------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENT: The sale of a                        2-4                Market
security and the simultaneous commitment to buy                                       Leverage
the security back at an agreed upon price on an
agreed upon date. This is treated as a borrowing
by a Fund.
-------------------------------------------------------------------------------------------------------------------
RESTRICTED SECURITIES: Securities not registered                   1-4                Liquidity
under the Securities Act of 1933, such as                                             Market
privately placed commercial paper and Rule 144A
securities.
-------------------------------------------------------------------------------------------------------------------
SECURITIES LENDING: The lending of up to 33 1/3%                   2-4                Market
of the Fund's total assets. In return the Fund                                        Leverage
receives cash, other securities and/or letters of                                     Liquidity
credit.                                                                               Credit
-------------------------------------------------------------------------------------------------------------------
TAX-EXEMPT COMMERCIAL PAPER: Commercial paper                      2                  Credit
issued by governments and political sub-divisions.                                    Liquidity
                                                                                      Market
                                                                                      Tax
-------------------------------------------------------------------------------------------------------------------
TIME DEPOSITS: Non-negotiable receipts issued by a                 2, 3               Liquidity
bank in exchange for a deposit of money.                                              Credit
                                                                                      Market
-------------------------------------------------------------------------------------------------------------------
TREASURY RECEIPTS: Treasury receipts, Treasury                     3, 4               Market
investment growth receipts, and certificates of
accrual of Treasury securities.
-------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY SECURITIES: Securities                      2-4                Government-Sponsored Entities
issued by agencies and instrumentalities of the                                       Market
U.S. government. These include Ginnie Mae, Fannie                                     Credit
Mae, and Freddie Mac. Such securities may not be
guaranteed or insured by the U.S. government.
-------------------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS: Bills, notes, bonds,                    1-4                Market
separately traded registered interest and
principal securities, and coupons under bank entry
safekeeping.
-------------------------------------------------------------------------------------------------------------------

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              27


--------------------------------------------------------------------------------

INSTRUMENT                                                         FUND CODE          RISK TYPE
----------------------------------------------------------------------------------------------------------
VARIABLE AMOUNT MASTER DEMAND NOTES: Unsecured                     2-4                Credit
demand notes that permit the indebtedness to vary
and provide for periodic adjustments in the
interest rate according to the terms of the
instrument. Because master demand notes are direct
lending arrangements between HighMark Funds and
the issuer, they are not normally traded. Although
there is no secondary market in these notes, the
Fund may demand payment of principal and accrued
interest at specified intervals.
----------------------------------------------------------------------------------------------------------
VARIABLE AND FLOATING RATE INSTRUMENTS:                            2-4                Credit
Obligations with interest rates that are reset                                        Liquidity
daily, weekly, quarterly or on some other                                             Market
schedule. Such instruments may be payable to a
Fund on demand.
----------------------------------------------------------------------------------------------------------
WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS: A                  1-4                Market
purchase of, or contract to purchase, securities                                      Leverage
at a fixed price for delivery at a future date.                                       Liquidity
The portfolio managers of each Fund expect that                                       Credit
commitments to enter into forward commitments or
purchase when-issued securities will not exceed
25% of the Fund's total assets.
----------------------------------------------------------------------------------------------------------
YANKEE BONDS AND SIMILAR OBLIGATIONS: U.S. dollar-                 3                  Market
denominated bonds issued by foreign corporations                                      Credit
or governments. Sovereign bonds are those issued
by the government of a foreign country.
Supranational bonds are those issued by
supranational entities, such as the World Bank and
European Investment Bank. Canadian bonds are those
issued by Canadian provinces.
----------------------------------------------------------------------------------------------------------
ZERO-COUPON DEBT OBLIGATIONS: Bonds and other                      1-4                Credit
types of debt that pay no interest, but are issued                                    Market
at a discount from their value at maturity. When                                      Zero Coupon
held to maturity, their entire return equals the
difference between their issue price and their
maturity value.
----------------------------------------------------------------------------------------------------------

----------
PROSPECTUS
----------
28


HIGHMARK FUNDS
--------------------------------------------------------------------------------

OTHER RISKS

HighMark Funds also offers shares of the Income Plus Allocation Fund, Growth & Income Allocation Fund and Capital Growth Allocation Fund (collectively the "Asset Allocation Portfolios"). Each of the Asset Allocation Portfolios is a "fund-of-funds" that invests in other mutual funds within the HighMark Funds family. Fiduciary shares of the Diversified Money Market Fund and certain other series of HighMark Funds not offered in this prospectus (collectively with the Diversified Money Market Fund, the "Underlying Funds") are offered to the Asset Allocation Portfolios. The Asset Allocation Portfolios, individually or collectively, may own significant amounts of shares of each Underlying Fund from time to time. The Asset Allocation Portfolios typically use asset allocation strategies pursuant to which they frequently may increase or decrease the amount of shares of any of the Underlying Funds they own, which could occur daily in volatile market conditions. Depending on a number of factors, including the cash flows into and out of an Underlying Fund as a result of the activity of other investors, an Underlying Fund's asset levels and an Underlying Fund's then-current liquidity, purchases and sales by an Asset Allocation Portfolio could require the Underlying Funds to purchase or sell portfolio securities, increasing the Underlying Funds' transaction costs and possibly reducing the Underlying Funds' performance.

GLOSSARY OF
INVESTMENT RISKS

This section discusses the risks associated with the securities and investment techniques listed above, as well as the risks mentioned under the heading "What Are the Main Risks of Investing in This Fund?" in each Fund profile. Because of these risks, the value of the securities held by the Funds may fluctuate, as will the value of your investment in the Funds. Certain types of investments and Funds are more susceptible to these risks than others.

CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Generally speaking, the lower a security's credit rating, the higher its credit risk. If a security's credit rating is downgraded, its price tends to decline sharply, especially as it becomes more probable that the issuer will default.

FOREIGN INVESTMENT RISK. Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. Foreign governments may adopt currency controls or otherwise limit or prevent investors from transferring their capital out of a country. In addition, adverse fluctuations in the U.S. dollar's value versus other currencies may reverse gains or widen losses from investments denominated in foreign currencies. Exchange rate fluctuations also may impair an issuer's ability to repay U.S. dollar denominated debt, thereby increasing the credit risk of such debt. Finally, the value of foreign securities may be seriously harmed by incomplete or inaccurate financial information about their issuers, social upheavals or political actions ranging from tax code changes to governmental collapse. These risks are generally greater in the emerging markets than in the developed markets of Europe and Japan.

GOVERNMENT-SPONSORED ENTITIES RISK. The risk associated with securities issued by government-sponsored entities because such securities may not be guaranteed or insured by the U.S. government and may only be supported by the credit of the issuing agency.

INTEREST RATE RISK. The risk that debt prices overall will decline over short or even long periods due to rising interest rates. This risk should be modest for shorter-term securities and high for longer-term securities. Interest-rate risk also involves the risk that falling interest rates will cause a Fund's income, and thus its total return, to decline. This risk is generally greater for shorter-term securities and lower for longer-term securities.

LEVERAGE RISK. The risk associated with securities or investment practices that magnify small index or market movements into large changes in value. Leverage is often created by investing in derivatives, but may be inherent in other types of securities as well.

LIQUIDITY RISK. The risk that a security may be difficult or impossible to sell at the time and price the seller wishes. The seller may have to accept a lower price for the security, sell other securities instead, or forego a more attractive investment opportunity. All of this could hamper the management or performance of a Fund.

MANAGEMENT RISK. The risk that a strategy used by a Fund's portfolio manager may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

MARKET RISK. The risk that a security's market value may decline, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price the investor originally paid for it. Market risk may affect a single issuer, industrial sector or the market as a whole. For fixed-income securities, market risk is largely influenced by changes in interest rates. Rising interest rates typically cause the value of bonds to decrease, while falling rates typically cause the value of bonds to increase.

POLITICAL RISK. The risk of investment losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              29


--------------------------------------------------------------------------------

PREPAYMENT RISK. The risk that a security's principal will be repaid at an unexpected time. Prepayment risk is the chance that a large number of the mortgages underlying a mortgage-backed security will be refinanced sooner than the investor had expected. The investor is usually forced to reinvest the proceeds in a security with a lower yield. This turnover may result in taxable capital gains and, in addition, may decrease a portfolio's income. If an investor paid a premium for the security, the prepayment may result in an unexpected capital loss.

Prepayment risk generally increases when interest rates decline, and can make a security's yield as well as its market price more volatile. Generally speaking, the longer a security's maturity, the greater the prepayment risk it poses.

REGULATORY RISK. The risk that federal and state laws may restrict an investor from seeking recourse when an issuer has defaulted on the interest and/or principal payments it owes on its obligations. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on "due on sale" clauses and state usury laws.

TAX RISK. The risk that the issuer of a security will fail to comply with certain requirements of the Internal Revenue Code, which would cause adverse tax consequences for the issuer and potential losses for its investors.

ZERO COUPON RISK. The market prices of securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities that pay interest periodically.

----------
PROSPECTUS
----------
30


HIGHMARK FUNDS
--------------------------------------------------------------------------------

NOTES

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              31


--------------------------------------------------------------------------------

NOTES

----------
PROSPECTUS
----------
32


HIGHMARK FUNDS
--------------------------------------------------------------------------------

NOTES

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

HIGHMARK FUNDS SERVICE PROVIDERS:


INVESTMENT ADVISER & ADMINISTRATOR


HIGHMARK CAPITAL MANAGEMENT, INC.
475 Sansome Street
San Francisco, CA 94111

CUSTODIAN
UNION BANK OF CALIFORNIA, N.A.
475 Sansome Street
San Francisco, CA 94111


DISTRIBUTOR
SEI INVESTMENTS DISTRIBUTION CO.
1 Freedom Valley Drive
Oaks, PA 19456


LEGAL COUNSEL
ROPES & GRAY LLP
One Embarcadero Center, Suite 2200
San Francisco, CA 94111


INDEPENDENT REGISTERED
PUBLIC ACCOUNTANTS

TRANSFER AGENT
STATE STREET BANK & TRUST COMPANY
PO Box 8416
Boston, MA 02266


HOW TO OBTAIN MORE INFORMATION:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

More detailed information about the HighMark Funds is included in our SAI. The SAI has been filed with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS
These reports list the Funds' holdings and contain information on the market conditions and investment strategies that significantly affected the HighMark Funds' performance during the last year.

To obtain the SAI, the Annual or Semi-Annual Reports free of charge, or for more information:

BY TELEPHONE: call 1-800-433-6884

BY MAIL:  write to us at
          SEI Investments Distribution Co.
          1 Freedom Valley Drive
          Oaks, PA 19456

BY INTERNET: www.highmarkfunds.com

FROM THE SEC: You can also obtain the SAI, Annual and Semi-Annual Reports, and other information about the HighMark Funds from the SEC Website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, D.C. (for information call 1-202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.

HighMark Funds' Investment Company Act registration number is 811-05059.


[MOUNTAIN RANGE GRAPHIC OMITTED]

[HIGHMARK FUNDS(R) LOGO OMITTED]

445 South Figueroa Street  o  Suite 306  o  Los Angeles  o  California  o  90071

WWW.HIGHMARKFUNDS.COM

                                                                 HMK-PS-014-0100
                                                                   84822-B-11/04

--------------------------------------------------------------------------------
                                                              DECEMBER 1, 2005
--------------------------------------------------------------------------------


HIGHMARK
   The smarter approach to investing.

MONEY MARKET                        FIDUCIARY SHARES
--------------------------------------------------------------------------------
prospectus                            o 100% U.S. Treasury Money Market Fund

                                      o California Tax-Free Money Market Fund

                                      o Diversified Money Market Fund

                                      o U.S. Government Money Market Fund

[MOUNTAIN RANGE GRAPHIC OMITTED]

[HIGHMARK FUNDS(R) LOGO OMITTED]

The Securities and Exchange Commission has not approved or disapproved of these securities or determined whether this prospectus is accurate or complete. Any representation to the contrary is unlawful.

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                               1


--------------------------------------------------------------------------------

HOW TO READ THIS PROSPECTUS

HighMark Funds is a mutual fund family that offers different classes of Shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information about the Fiduciary Shares of HighMark's Money Market Funds that you should know before investing. Each Fund also offers two additional classes of Shares called Class A Shares and Class S Shares, which are offered in separate prospectuses. In addition, the HighMark U.S. Government Money Market Fund offers a class of Shares called Class B Shares.

Please read this prospectus and keep it for future reference. The prospectus is arranged into different sections so that you can easily review this important information. The next column contains general information you should know about investing in the HighMark Funds.

INDIVIDUAL HIGHMARK FUND PROFILES


100% U.S. Treasury Money Market Fund ......................................    2
California Tax-Free Money Market Fund .....................................    5
Diversified Money Market Fund .............................................    8
U.S. Government Money Market Fund .........................................   11


SHAREOWNER GUIDE -- HOW TO INVEST IN THE HIGHMARK FUNDS


Choosing a Share Class ....................................................   14
Payment to Financial Firms ................................................   14
Opening an Account ........................................................   15
Buying Shares .............................................................   16
Selling Shares ............................................................   16
Exchanging Shares .........................................................   16
Transaction Policies ......................................................   16
Dividends .................................................................   18
Taxes .....................................................................   18
Investor Services .........................................................   19


MORE ABOUT THE HIGHMARK FUNDS


Investment Management .....................................................   20
Financial Highlights ......................................................   21
Other Investment Matters ..................................................   22
Glossary of Investment Risks ..............................................   25


FOR MORE INFORMATION ABOUT HIGHMARK FUNDS, PLEASE SEE THE BACK COVER OF THE PROSPECTUS

INTRODUCTION

Each HighMark Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities such as stocks and bonds. Before you look at specific HighMark Funds, you should know a few basics about investing in mutual funds.

The value of your investment in a mutual fund is based on the market prices of the securities the mutual fund holds. These prices change daily due to economic trends and other developments that generally affect securities markets, as well as those that affect particular firms and other types of issuers. These price movements, also called volatility, vary depending on the types of securities a mutual fund owns and the markets where these securities are traded.

AS WITH OTHER INVESTMENTS, YOU COULD LOSE MONEY ON YOUR INVESTMENT IN A MUTUAL FUND. YOUR INVESTMENT IN THE HIGHMARK FUNDS IS NOT A DEPOSIT OR AN OBLIGATION OF UNION BANK OF CALIFORNIA, N.A., ITS AFFILIATES OR ANY BANK. IT IS NOT INSURED BY THE FDIC OR ANY GOVERNMENT AGENCY.

Each Fund has its own investment goal and strategies for reaching that goal. There is no guarantee that a Fund will achieve its goal. Before investing, make sure that the Fund's goal matches your own.

The portfolio manager invests each Fund's assets in a way that he or she believes will help the Fund achieve its goal. A manager's judgments about the securities markets, economy and companies, and his or her investment selection, may cause a Fund to underperform other funds with similar objectives.

--------------------------------------------------------------------------------

[AMPERSAND GRAPHIC OMITTED]               FUND SUMMARY

[QUOTES GRAPHIC OMITTED]                  INVESTMENT STRATEGY

[EXCLAMATION MARK GRAPHIC OMITTED]        WHAT ARE THE MAIN
                                          RISKS OF INVESTING
                                          IN THIS FUND?

[AT SIGN GRAPHIC OMITTED]                 PERFORMANCE INFORMATION

[QUESTION MARK GRAPHIC OMITTED]           DID YOU KNOW?

[POUND SIGN GRAPHIC OMITTED]              FUND INFORMATION

[DOLLAR SIGN GRAPHIC OMITTED]             FEES AND EXPENSES

--------------------------------------------------------------------------------

----------
PROSPECTUS
----------
2


HIGHMARK MONEY MARKET FUNDS
100% U.S. TREASURY MONEY MARKET FUND
--------------------------------------------------------------------------------

[AMPERSAND GRAPHIC OMITTED]  FUND SUMMARY
      INVESTMENT GOAL                  To seek current income with liquidity and stability of principal
      --------------------------------------------------------------------------------------------------------------
      INVESTMENT FOCUS                 U.S. Treasury obligations
      --------------------------------------------------------------------------------------------------------------
      PRINCIPAL INVESTMENT STRATEGY    Invests exclusively in short-term U.S. Treasury obligations
      --------------------------------------------------------------------------------------------------------------
      SHARE PRICE VOLATILITY           Low
      --------------------------------------------------------------------------------------------------------------
      INVESTOR PROFILE                 Highly risk averse investors seeking current income from a money market fund that invests entirely in U.S. Treasury securities
      --------------------------------------------------------------------------------------------------------------

[QUOTES GRAPHIC OMITTED]  INVESTMENT STRATEGY

HighMark 100% U.S. Treasury Money Market Fund seeks current income with liquidity and stability of principal. The Fund invests exclusively in U.S. Treasury securities and separately traded components of those securities called "STRIPs."

To limit the Fund's interest-rate risk, the Fund's managers will maintain an average weighted portfolio MATURITY of 90 days or less. In addition, each individual security in the portfolio will have an effective maturity of no more than 397 days.

In choosing investments for the Fund, the portfolio managers consider such factors as:

o     The outlook for interest rates

o Buying and selling activity in the Treasury market as a whole and/or demand for individual Treasury securities

o     Imbalances in the supply of Treasuries relative to demand

o     The appropriateness of particular securities to the Fund's objectives


For a more complete description of the securities in which the Fund can invest, please see "Other Investment Matters" on page 22.


[EXCLAMATION MARK GRAPHIC OMITTED]  WHAT ARE THE MAIN RISKS OF INVESTING IN
                                    THIS FUND?

Your investment in the Fund may be subject to the following risks:

INTEREST-RATE RISK: The possibility that the Fund's investments may decline in value due to an increase in interest rates, or that the Fund's yield will decrease due to a decline in interest rates.


For more information about these risks, please see "Glossary of Investment Risks" on page 25.


AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OR AN OBLIGATION OF UNION BANK OF CALIFORNIA, N.A., ITS AFFILIATES OR ANY BANK, AND IT IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                               3


--------------------------------------------------------------------------------

[AT SIGN GRAPHIC OMITTED]  PERFORMANCE
                           INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how it will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S FIDUCIARY SHARES FROM YEAR TO YEAR.*

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

5.03%   4.57%   4.87%   4.86%   4.41%   5.58%   3.71%   1.33%   0.60%   ____%
--------------------------------------------------------------------------------
1995    1996    1997    1998    1999    2000    2001    2002    2003    2004

             BEST QUARTER         WORST QUARTER
                _______%             _______%
              (__/__/__)           (__/__/__)

*THE PERFORMANCE INFORMATION ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/2005 TO 9/30/2005 WAS ___%.

THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/04.

                                                                  SINCE
                                  1 YEAR   5 YEARS   10 YEARS   INCEPTION
-------------------------------------------------------------------------
100% U.S. TREASURY
MONEY MARKET FUND
  Fiduciary Shares                 ___%     ___%       ___%       ___%*
-------------------------------------------------------------------------

*Since 8/10/87.


YIELD

The income a fund generates is commonly referred to as its "yield". For money market funds, yield is a more useful indication than total return of how a portfolio is performing. As a result, advertisements and other communications about the HighMark 100% U.S. Treasury Money Market Fund will typically mention the portfolio's yield. There are various types of yield, including current or 7-day yield and effective yield. All mutual funds must use the same formulas to calculate each of these yields.

The formula for effective yield assumes that investors take advantage of compounding by reinvesting their dividends; current or seven-day yield does not make the same assumption. As a result, a portfolio's effective yield typically will be slightly higher than its current or seven-day yield. Both types of yield will tend to fluctuate daily due to such factors as a fund's interest-rate exposure as well as the type and credit quality of its portfolio holdings.

To obtain current yield information for the Fund, please call 1-800-433-6884.

                                                                     (CONTINUED)

--------------------------------------------------------------------------------

[POUND SIGN GRAPHIC OMITTED]  FUND
                              INFORMATION

                              CLASS        CUSIP         TICKER
                              ----------------------------------------
                              Fiduciary    431114503     HMTXX

--------------------------------------------------------------------------------

[QUESTION MARK GRAPHIC OMITTED]  DID YOU KNOW?

A portfolio's level of interest rate exposure is commonly indicated by the term MATURITY. Generally speaking, the longer a portfolio's maturity, the greater its level of interest rate exposure and, in turn, its risk/return potential.

----------
PROSPECTUS
----------
4


HIGHMARK MONEY MARKET FUNDS
100% U.S. TREASURY MONEY MARKET FUND (CONTINUED)
--------------------------------------------------------------------------------

[DOLLAR SIGN GRAPHIC OMITTED]  FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.


------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
------------------------------------------------------------------------------------------------
                                                                                       FIDUCIARY
                                                                                        SHARES
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)       0%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                 0%
Redemption Fee (as a percentage of amount redeemed, if applicable)*                       0%

------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
------------------------------------------------------------------------------------------------
                                                                                       FIDUCIARY
                                                                                        SHARES
Investment Advisory Fees                                                                 0.30%
Distribution (12b-1) Fees                                                                0.00%
Other Expenses                                                                           ____%
                                                                                        ------
   TOTAL ANNUAL FUND OPERATING EXPENSES                                                  ____%
Fee Waivers                                                                              ____%
   NET EXPENSES+                                                                         ____%


*Does not include any wire transfer fees, if applicable.


+ The Fund's Adviser has agreed to contractually waive fees or reimburse expenses in order to keep total operating expenses for Fiduciary Shares from exceeding ___% for the period beginning December 1, 2005 and ending on November 30, 2006. The Fund's total actual operating expenses for the most recent fiscal year were less than the amount shown above because additional fees were waived or reimbursed in order to keep total operating expenses at a specified level. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses are expected to be as follows:

      Fiduciary Shares:   ___%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund's expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:


                                  1 YEAR   3 YEARS   5 YEARS    10 YEARS
FIDUCIARY SHARES                   $___     $___      $___        $___

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                               5


HIGHMARK MONEY MARKET FUNDS
CALIFORNIA TAX-FREE MONEY MARKET FUND
--------------------------------------------------------------------------------

[AMPERSAND GRAPHIC OMITTED]  FUND SUMMARY
      INVESTMENT GOAL                  To seek current income exempt from federal and California state income taxes with liquidity and stability of principal
      --------------------------------------------------------------------------------------------------------------
      INVESTMENT FOCUS                 California tax-free money market securities
      --------------------------------------------------------------------------------------------------------------
      PRINCIPAL INVESTMENT STRATEGY    Attempts to invest in high-quality, short-term California tax-free securities
      --------------------------------------------------------------------------------------------------------------
      SHARE PRICE VOLATILITY           Low
      --------------------------------------------------------------------------------------------------------------
      INVESTOR PROFILE                 California residents seeking income exempt from federal and California state personal income taxes
      --------------------------------------------------------------------------------------------------------------

[QUOTES GRAPHIC OMITTED]  INVESTMENT STRATEGY

HighMark California Tax-Free Money Market Fund seeks as high a level of current income exempt from federal and California personal income tax as is consistent with the preservation of capital and stability of principal.

To pursue this goal, the Fund normally invests at least 80% of its total assets in short-term, HIGH-QUALITY California MUNICIPAL SECURITIES. It may also invest in non-rated securities that the portfolio managers judge to be of comparably high quality. At times, the Fund may also invest up to 10% of its assets in other mutual funds with similar objectives. The Fund may, in addition, invest up to 20% in short-term obligations that pay interest which is not exempt from California personal income taxes, federal income taxes and/or the alternative minimum tax.

To limit the Fund's interest-rate risk, the Fund's managers will maintain an average weighted portfolio MATURITY of 90 days or less. In addition, each individual security in the portfolio will have an effective maturity of no more than 397 days.

In choosing investments for the Fund, the portfolio managers consider such factors as:

o     The outlook for interest rates

o Buying and selling activity in the California municipal securities market as a whole and/or for individual securities

o     Imbalances in the supply of securities relative to demand

o     The appropriateness of particular securities to the Fund's objectives

In an effort to preserve the value of your investment under volatile market conditions, the managers may temporarily invest a significant amount of the Fund's assets in very short-term taxable obligations called money market securities. They may also do so when there is not a sufficient supply of California municipal securities that meet their investment criteria.


For a more complete description of the securities in which the Fund can invest, please see "Other Investment Matters" on page 22.


[EXCLAMATION MARK GRAPHIC OMITTED]  WHAT ARE THE MAIN RISKS OF INVESTING
                                    IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

STATE SPECIFIC RISK: By concentrating its investments in California, the Fund may be more vulnerable to unfavorable developments in that state than funds that are more geographically diversified.

INTEREST-RATE RISK: The possibility that the Fund's investments will decline in value due to an increase in interest rates, or that the Fund's yield will decrease due to a decline in interest rates.

CREDIT RISK: The possibility that an issuer cannot make timely interest and principal payments on its obligations. The lower a security's rating, the greater its credit risk.


For more information about these risks, please see "Glossary of Investment Risks" on page 25.


AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OR AN OBLIGATION OF UNION BANK OF CALIFORNIA, N.A., ITS AFFILIATES OR ANY BANK, AND IT IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                                     (CONTINUED)

----------
PROSPECTUS
----------
6


HIGHMARK MONEY MARKET FUNDS
CALIFORNIA TAX-FREE MONEY MARKET FUND (CONTINUED)
--------------------------------------------------------------------------------

[AT SIGN GRAPHIC OMITTED]  PERFORMANCE
                           INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how it will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S FIDUCIARY SHARES FROM YEAR TO YEAR.*

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

3.48%   3.12%   3.29%   2.89%   2.64%   3.27%   2.15%   1.03%   0.63%   ____%
--------------------------------------------------------------------------------
1995    1996    1997    1998    1999    2000    2001    2002    2003    2004

             BEST QUARTER         WORST QUARTER
                _______%             _______%
              (__/__/__)           (__/__/__)

*THE PERFORMANCE INFORMATION ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/2005 TO 9/30/2005 WAS ___%.

THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/04.

                                                                  SINCE
                                  1 YEAR   5 YEARS   10 YEARS   INCEPTION
-------------------------------------------------------------------------
CALIFORNIA TAX-FREE
MONEY MARKET FUND(1)
  Fiduciary Shares                 ___%     ___%       ___%       ___%*
-------------------------------------------------------------------------


(1)Performance for the Fiduciary Shares includes the performance of the Stepstone California Tax-Free Money Market Fund for the period prior to its consolidation with the HighMark California Tax-Free Money Market Fund on 4/25/97.

*Since 6/10/91.

YIELD

The income a fund generates is commonly referred to as its "yield". For money market funds, yield is a more useful indication than total return of how a portfolio is performing. As a result, advertisements and other communications about the HighMark California Tax-Free Money Market Fund will typically mention the portfolio's yield. There are various types of yield, including current or 7-day yield and effective yield. All mutual funds must use the same formulas to calculate each of these yields.

The formula for effective yield assumes that investors take advantage of compounding by reinvesting their dividends; current or seven-day yield does not make the same assumption. As a result, a portfolio's effective yield typically will be slightly higher than its current or seven-day yield. Both types of yield will tend to fluctuate daily due to such factors as a fund's interest-rate exposure as well as the type and credit quality of its portfolio holdings.

To obtain current yield information for the Fund, please call 1-800-433-6884.

--------------------------------------------------------------------------------

[POUND SIGN GRAPHIC OMITTED]  FUND
                              INFORMATION

                              CLASS        CUSIP         TICKER
                              --------------------------------------
                              Fiduciary    431114842     HMCXX

--------------------------------------------------------------------------------

[QUESTION MARK GRAPHIC OMITTED]  DID YOU KNOW?

MUNICIPAL SECURITIES are issued by California and other states, cities and municipalities to help finance utilities, schools, public works projects and facilities, among other things.

HIGH-QUALITY SECURITIES are those rated in the top two credit rating categories by nationally recognized rating agencies such as Standard & Poor's.

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                               7


--------------------------------------------------------------------------------

[DOLLAR SIGN GRAPHIC OMITTED]  FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.


------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
------------------------------------------------------------------------------------------------
                                                                                       FIDUCIARY
                                                                                        SHARES
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)       0%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                 0%
Redemption Fee (as a percentage of amount redeemed, if applicable)*                       0%

------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
------------------------------------------------------------------------------------------------
                                                                                       FIDUCIARY
                                                                                        SHARES
Investment Advisory Fees                                                                 0.30%
Distribution (12b-1) Fees                                                                0.00%
Other Expenses                                                                           ____%
                                                                                        ------
   TOTAL ANNUAL FUND OPERATING EXPENSES                                                  ____%
Fee Waivers                                                                              ____%
   NET EXPENSES+                                                                         ____%


*Does not include any wire transfer fees, if applicable.


+The Fund's Adviser has agreed to contractually waive fees or reimburse expenses in order to keep total operating expenses for Fiduciary Shares from exceeding ___% for the period beginning December 1, 2005 and ending on November 30, 2006. The Fund's total actual operating expenses for the most recent fiscal year were less than the amount shown above because additional fees were waived or reimbursed in order to keep total operating expenses at a specified level. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses are expected to be as follows:

      Fiduciary Shares:   ___%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund's expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:


                                  1 YEAR   3 YEARS   5 YEARS    10 YEARS
FIDUCIARY SHARES                   $___     $___      $___        $___

----------
PROSPECTUS
----------
8


HIGHMARK MONEY MARKET FUNDS
DIVERSIFIED MONEY MARKET FUND
--------------------------------------------------------------------------------

[AMPERSAND GRAPHIC OMITTED]  FUND SUMMARY
      INVESTMENT GOAL                  To seek current income with liquidity and stability of principal
      --------------------------------------------------------------------------------------------------------------
      INVESTMENT FOCUS                 High-quality, short-term debt securities
      --------------------------------------------------------------------------------------------------------------
      PRINCIPAL INVESTMENT STRATEGY    Employs top-down analysis of economic and market factors to select Fund investments
      --------------------------------------------------------------------------------------------------------------
      SHARE PRICE VOLATILITY           Low
      --------------------------------------------------------------------------------------------------------------
      INVESTOR PROFILE                 Short-term or risk-averse investors seeking our typically highest-yielding money market fund.
      --------------------------------------------------------------------------------------------------------------

[QUOTES GRAPHIC OMITTED]  INVESTMENT STRATEGY

HighMark Diversified Money Market Fund seeks to generate current income with liquidity and stability of principal. To pursue this goal, the Fund invests primarily in high-quality, short-term debt securities. "High-quality" securities are those that at least one nationally recognized rating agency such as Standard & Poor's has judged financially strong enough to be included in its highest credit-quality category for short-term securities. The Fund may also invest in non-rated securities if the portfolio managers believe they are of comparably high quality.

In choosing investments for the Fund, the portfolio managers consider several factors, including:

o     The outlook for interest rates

o Buying and selling activity in the high-quality, short-term securities market as a whole and/or for individual securities

o Current imbalances in the supply of high-quality, short-term securities relative to demand

o     The appropriateness of particular securities to the Fund's objectives

To limit the Fund's interest-rate risk, the Fund's managers will maintain an average weighted portfolio MATURITY of 90 days or less. In addition, each individual security in the portfolio will have an effective maturity of no more than 397 days.

Although the portfolio managers strive to ensure that the Fund is diversified, from time to time they may concentrate the Fund's assets in certain securities issued by U.S. banks, U.S. branches of foreign banks and foreign branches of U.S. banks, to the extent permitted under applicable SEC guidelines, if they believe it is in the best interest of the Fund's shareholders.


For a more complete description of the securities in which the Fund can invest, please see "Other Investment Matters" on page 22.


[EXCLAMATION MARK GRAPHIC OMITTED]  WHAT ARE THE MAIN RISKS OF INVESTING
                                    IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

INTEREST-RATE RISK: The possibility that the value of the Fund's investments will decline due to an increase in interest rates, or that the Fund's yield will decrease due to a decline in interest rates.

CREDIT RISK: The possibility that an issuer cannot make timely interest and principal payments on its securities. In general, the lower a security's credit rating, the higher its credit risk.


For more information about these risks, please see "Glossary of Investment Risks" on page 25.


AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OR AN OBLIGATION OF UNION BANK OF CALIFORNIA, N.A., ITS AFFILIATES OR ANY BANK, AND IT IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                               9


--------------------------------------------------------------------------------

[AT SIGN GRAPHIC OMITTED]  PERFORMANCE
                           INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how it will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S FIDUCIARY SHARES FROM YEAR TO YEAR.*

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

5.56%   5.05%   5.21%   5.15%   4.78%   6.08%   3.92%   1.46%   0.73%   ___%
--------------------------------------------------------------------------------
1995    1996    1997    1998    1999    2000    2001    2002    2003    2004

             BEST QUARTER         WORST QUARTER
                _______%             _______%
              (__/__/__)           (__/__/__)

*THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/2005 TO 9/30/2005 WAS ___%.

THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/04.

                                                                         SINCE
                                    1 YEAR    5 YEARS     10 YEARS     INCEPTION
--------------------------------------------------------------------------------
DIVERSIFIED MONEY
MARKET FUND(1)
  Fiduciary Shares                   ___%      ___%         ___%         ___%*
--------------------------------------------------------------------------------


(1)Performance for the Fiduciary Shares includes the performance of the Stepstone Money Market Fund for the periods prior to its consolidation with the HighMark Diversified Money Market Fund on 4/25/97.

*Since 2/1/91.

YIELD

The income a fund generates is commonly referred to as its "yield". For money market funds, yield is a more useful indication than total return of how a portfolio is performing. As a result, advertisements and other communications about the HighMark Diversified Money Market Fund will typically mention the portfolio's yield. There are various types of yield, including current or 7-day yield and effective yield. All mutual funds must use the same formulas to calculate each of these yields.

The formula for effective yield assumes that investors take advantage of compounding by reinvesting their dividends; current or seven-day yield does not make the same assumption. As a result, a portfolio's effective yield typically will be slightly higher than its current or seven-day yield. Both types of yield will tend to fluctuate daily due to such factors as a fund's interest-rate exposure as well as the type and credit quality of its portfolio holdings.

To obtain current yield information for the Fund, please call 1-800-433-6884.

                                                                     (CONTINUED)

--------------------------------------------------------------------------------

[POUND SIGN GRAPHIC OMITTED]  FUND
                              INFORMATION

                              CLASS            CUSIP             TICKER
                              ----------------------------------------------
                              Fiduciary        431114883         HMDXX

--------------------------------------------------------------------------------

[QUESTION MARK GRAPHIC OMITTED]  DID YOU KNOW?

A portfolio's level of interest rate exposure is commonly indicated by the term MATURITY. Generally speaking, the longer a portfolio's maturity, the greater its level of interest rate exposure and, in turn, its risk/return potential.

----------
PROSPECTUS
----------
10


HIGHMARK MONEY MARKET FUNDS
DIVERSIFIED MONEY MARKET FUND (CONTINUED)
--------------------------------------------------------------------------------

[DOLLAR SIGN GRAPHIC OMITTED]  FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.


----------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
----------------------------------------------------------------------------------------------------
                                                                                          FIDUCIARY
                                                                                           SHARES
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)          0%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                    0%
Redemption Fee (as a percentage of amount redeemed, if applicable)*                          0%

----------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
----------------------------------------------------------------------------------------------------
                                                                                          FIDUCIARY
                                                                                           SHARES
Investment Advisory Fees                                                                    0.30%
Distribution (12b-1) Fees                                                                   0.00%
Other Expenses                                                                              ____%
                                                                                           ------
   TOTAL ANNUAL FUND OPERATING EXPENSES                                                     ____%
Fee Waivers                                                                                 ____%
   NET EXPENSES+                                                                            ____%


*Does not include any wire transfer fees, if applicable.


+The Fund's Adviser has agreed to contractually waive fees or reimburse expenses in order to keep total operating expenses for Fiduciary Shares from exceeding ___% for the period beginning December 1, 2005 and ending on November 30, 2006. The Fund's total actual operating expenses for the most recent fiscal year were less than the amount shown above because additional fees were waived or reimbursed in order to keep total operating expenses at a specified level. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses are expected to be as follows:

      Fiduciary Shares:   ___%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund's expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:


                                    1 YEAR    3 YEARS      5 YEARS      10 YEARS
FIDUCIARY SHARES                     $___      $___         $___          $___

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              11


HIGHMARK MONEY MARKET FUNDS
U.S. GOVERNMENT MONEY MARKET FUND
--------------------------------------------------------------------------------

[AMPERSAND GRAPHIC OMITTED]  FUND SUMMARY
      INVESTMENT GOAL                  To seek current income with liquidity and stability of principal
      --------------------------------------------------------------------------------------------------------------
      INVESTMENT FOCUS                 Short-term obligations issued or guaranteed by the U.S. government and its agencies
      --------------------------------------------------------------------------------------------------------------
      PRINCIPAL INVESTMENT STRATEGY    Employs top-down analysis of economic and market factors to select Fund investments
      --------------------------------------------------------------------------------------------------------------
      SHARE PRICE VOLATILITY           Low
      --------------------------------------------------------------------------------------------------------------
      INVESTOR PROFILE                 Short-term or risk-averse investors seeking a money market fund investing primarily in U.S. government obligations
      --------------------------------------------------------------------------------------------------------------

[QUOTES GRAPHIC OMITTED]  INVESTMENT STRATEGY

HighMark U.S. Government Money Market Fund seeks current income with liquidity and stability of principal. To pursue this goal, the Fund invests exclusively in short-term debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, such as the Government National Mortgage Association ("Ginnie Mae") and the Federal National Mortgage Association ("Fannie Mae"). Some of these debt obligations may be subject to repurchase agreements. In certain cases, securities issued by government-sponsored agencies may not be guaranteed or insured by the U.S. government.

To limit the Fund's interest-rate risk, the Fund's managers will maintain an average weighted portfolio MATURITY of 90 days or less. In addition, each individual security in the portfolio will have an effective maturity of no more than 397 days.

In choosing investments for the Fund, the portfolio managers consider such factors as:

o     The outlook for interest rates

o Buying and selling activity in the U.S. government securities market as a whole and/or for individual securities

o     Imbalances in the supply of U.S. government securities relative to demand

o     The appropriateness of particular securities to the Fund's objectives


For a more complete description of the securities in which the Fund can invest, please see "Other Investment Matters" on page 22.


[EXCLAMATION MARK GRAPHIC OMITTED]  WHAT ARE THE MAIN RISKS OF INVESTING
                                    IN THIS FUND?

Your investment in the fund may be subject to the following risks:

INTEREST-RATE RISK: The possibility that the Fund's investments may decline in value due to an increase in interest rates, or that the Fund's yield will decrease due to declining interest rates.

CREDIT RISK: The possibility that an issuer cannot make timely interest and principal payments on its securities. In general, the lower a security's credit rating, the higher its credit risk.

GOVERNMENT-SPONSORED ENTITIES RISK: The securities in which the Fund invests that are issued by government-sponsored entities may not be guaranteed or insured by the U.S. government and may only be supported by the credit of the issuing agency.


For more information about these risks, please see "Glossary of Investment Risks" on page 25.


AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OR AN OBLIGATION OF UNION BANK OF CALIFORNIA, N.A., ITS AFFILIATES OR ANY BANK, AND IT IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                                     (CONTINUED)

----------
PROSPECTUS
----------
12


HIGHMARK MONEY MARKET FUNDS
U.S. GOVERNMENT MONEY MARKET FUND (CONTINUED)
--------------------------------------------------------------------------------

[AT SIGN GRAPHIC OMITTED]  PERFORMANCE
                           INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how it will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S FIDUCIARY SHARES FROM YEAR TO YEAR.*

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

5.23%   4.69%   5.00%   5.02%   4.66%   5.95%   3.66%   1.38%   0.67%   ___%
--------------------------------------------------------------------------------
1995    1996    1997    1998    1999    2000    2001    2002    2003    2004

             BEST QUARTER         WORST QUARTER
                ______%              ______%
              (__/__/__)           (__/__/__)

*THE PERFORMANCE INFORMATION ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/2005 TO 9/30/2005 WAS ___%.

THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/04.

                                                                         SINCE
                                    1 YEAR    5 YEARS     10 YEARS     INCEPTION
--------------------------------------------------------------------------------
U.S. GOVERNMENT
MONEY MARKET FUND
  Fiduciary Shares                   ___%      ___%         ___%         ___%*
--------------------------------------------------------------------------------


*Since 8/10/87.

YIELD

The income a fund generates is commonly referred to as its "yield". For money market funds in particular, yield is a more useful indication than total return of how a portfolio is performing. As a result, advertisements and other communications about the HighMark U.S. Government Money Market Fund will typically mention the portfolio's yield. There are various types of yield, including current or seven-day yield and effective yield. All mutual funds must use the same formulas to calculate each of these yields.

The formula for effective yield assumes that investors take advantage of compounding by reinvesting their dividends; current or seven-day yield does not make the same assumption. As a result, a portfolio's effective yield typically will be slightly higher than its current or seven-day yield. Both types of yield will tend to fluctuate daily due to such factors as a fund's interest-rate exposure as well as the type and credit quality of its portfolio holdings.

To obtain current yield information for the Fund, please call 1-800-433-6884.

--------------------------------------------------------------------------------

[POUND SIGN GRAPHIC OMITTED]  FUND
                              INFORMATION

                              CLASS            CUSIP             TICKER
                              ----------------------------------------------
                              Fiduciary        431114701         HMGXX

--------------------------------------------------------------------------------

[QUESTION MARK GRAPHIC OMITTED]  DID YOU KNOW?

A portfolio's level of interest rate exposure is commonly indicated by the term MATURITY. Generally speaking, the longer a portfolio's maturity, the greater its level of interest rate exposure and, in turn, its risk/return potential.

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              13


--------------------------------------------------------------------------------

[DOLLAR SIGN GRAPHIC OMITTED]  FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.


----------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
----------------------------------------------------------------------------------------------------
                                                                                          FIDUCIARY
                                                                                           SHARES
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)          0%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                    0%
Redemption Fee (as a percentage of amount redeemed, if applicable)*                          0%

----------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
----------------------------------------------------------------------------------------------------
                                                                                          FIDUCIARY
                                                                                           SHARES
Investment Advisory Fees                                                                    0.30%
Distribution (12b-1) Fees                                                                   0.00%
Other Expenses                                                                              ____%
                                                                                           ------
   TOTAL ANNUAL FUND OPERATING EXPENSES                                                     ____%
Fee Waivers                                                                                 ____%
   NET EXPENSES+                                                                            ____%


*Does not include any wire transfer fees, if applicable.


+The Fund's Adviser has agreed to contractually waive fees or reimburse expenses in order to keep total operating expenses for Fiduciary Shares from exceeding ___% for the period beginning December 1, 2005 and ending on November 30, 2006. The Fund's total actual operating expenses for the most recent fiscal year were less than the amount shown above because additional fees were waived or reimbursed in order to keep total operating expenses at a specified level. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses are expected to be as follows:

      Fiduciary Shares:   ___%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund's expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:


                                    1 YEAR    3 YEARS      5 YEARS      10 YEARS
FIDUCIARY SHARES                     $___      $___         $___          $___

----------
PROSPECTUS
----------
14


HIGHMARK FUNDS
--------------------------------------------------------------------------------

SHAREOWNER GUIDE -
HOW TO INVEST IN THE
HIGHMARK FUNDS

Before you invest, we encourage you to carefully read the HighMark Fund profiles included in this prospectus and consider which Funds are appropriate for your particular financial situation, risk tolerance and goals. As always, your financial representative can provide you with valuable assistance in making this decision. He or she can also help you choose which of the Fund share classes we offer is right for you.

FOREIGN INVESTORS


The Funds do not accept investments by non-resident aliens.


CHOOSING A SHARE CLASS

HighMark Funds offers different classes of Fund Shares, which have different expenses and other characteristics. Only one class of Fund Shares, Fiduciary Shares, is offered in this prospectus. To choose the one that is best suited to your needs and goals, consider the amount of money you want to invest, how long you expect to invest it and whether you plan to make additional investments. The following are some of the main characteristics of HighMark's Fiduciary Shares:

FIDUCIARY SHARES

o     No sales charge.

o     No Distribution (12b-1) fees.

o     Available only to the following investors and accounts:

      o Fiduciary, advisory, agency, custodial and other similar accounts maintained with Union Bank of California, N.A., or its affiliates;

      o Non-fiduciary IRA accounts investing in a HighMark Equity or Fixed-Income Fund that were established with The Bank of California, N.A., prior to June 20, 1994, and have remained open since then;

      o Investors who currently own Shares of a HighMark Equity or Fixed-Income Fund that they purchased prior to June 20, 1994, within an account registered in their name with the Funds;

      o Current or retired trustees of HighMark Funds and directors, officers and employees (and their spouses and children under the age of 21) of Union Bank of California, N.A., of HighMark Funds' current or former distributors, or of their respective affiliated companies who currently own Shares of HighMark Funds that they purchased before April 30, 1997;

      o Registered investment advisers who are regulated by a federal or state governmental authority or financial planners who are buying Fiduciary Shares for an account for which they are authorized to make investment decisions (i.e., a discretionary account) and who are compensated by their clients on the basis of an ad valorem fee;

      o Retirement and other benefit plans sponsored by governmental entities; and

      o Financial institutions that may buy Shares on their own account or as record owner on behalf of fiduciary, agency or custodial accounts, with a minimum investment of $250,000 per Fund.

FOR THE ACTUAL PAST EXPENSES OF THE FIDUCIARY SHARES, SEE THE INDIVIDUAL FUND PROFILES EARLIER IN THIS PROSPECTUS.

THE FUNDS ALSO OFFER CLASS A AND CLASS B SHARES (COLLECTIVELY "RETAIL SHARES") AND CLASS S SHARES, EACH OF WHICH HAS ITS OWN EXPENSE STRUCTURE. RETAIL SHARES ARE AVAILABLE TO NON-FIDUCIARY CLIENTS OF UNION BANK OF CALIFORNIA, N.A., WHO ARE NOT OTHERWISE ELIGIBLE FOR FIDUCIARY SHARES. CLASS S SHARES ARE AVAILABLE ONLY TO INVESTORS IN THE UNION BANK OF CALIFORNIA CORPORATE SWEEP PRODUCT. CALL US AT 1-800-433-6884 FOR MORE DETAILS.

PAYMENTS TO FINANCIAL FIRMS

Your broker, dealer, financial adviser or other financial intermediary may receive certain payments and compensation described below. For purposes of the following, "financial firms" means brokers, dealers, financial advisers and other financial intermediaries.

A Fund may make payments under HighMark Funds' shareholder services plan relating to the Fiduciary Shares to financial firms that agree to provide certain shareholder support services for their customers or account holders who are the beneficial or record owners of Shares of the Fund. In consideration for such services, a financial firm is compensated by the applicable Fund at a maximum annual rate of up to 0.25% of the average daily net asset value of the applicable class of Shares of such Fund. The shareholder services plan is more fully described in the Statement of Additional Information. Financial firms may also receive sales charges, distribution fees, servicing fees and other compensation relating to other classes of Shares and other Funds not offered in this prospectus.


HighMark Capital Management, Inc., pays out of its own assets compensation to financial firms for the sale and distribution of the Shares of any of the Funds and/or for the servicing of Shares. Payments made by HighMark Capital Management, Inc. may be made to supplement commissions paid to financial firms, and may take the form of (1) due diligence payments for a financial firm's examination of the Funds and payments for employee training and education relating to the Funds; (2) listing fees for the placement of the Funds on a financial firm's list of mutual funds available for purchase by its clients; (3) fees for providing the Funds with "shelf space" and/or a higher profile for a financial firm's financial consultants and their customers and/or placing the Funds on the financial firm's preferred or recommended list; (4) marketing support fees for providing assistance in promoting the sale of Shares; (5) payments in connection with attendance at sales meetings for the promotion of the sale of Shares; (6) payments for maintaining shareholder accounts on a financial firm's platform; and (7) payments for the sale of Shares and/or the maintenance of share balances.


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                                                                              15


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Payments made by HighMark Capital Management, Inc. to a financial firm also may be used by the financial firm to pay for the travel expenses, meals, lodging and entertainment of financial firms and their salespersons and guests in connection with education, sales and promotional programs. These programs, which may be different for different financial firms, will not change the price an investor will pay for Shares or the amount that a Fund will receive for the sale of Shares.

If investment advisers, administrators, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular Share class over other Share classes. Speak with your financial adviser to learn more about the total amounts paid to your financial adviser and his or her firm by the Funds, HighMark Capital Management, Inc. and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial adviser at the time of purchase.


HighMark Capital Management, Inc. does not consider sales of Shares of a Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. However, some broker-dealers that sell Shares of the Funds may receive commissions from a Fund in connection with the execution of the Fund's portfolio transactions.

OPENING AN ACCOUNT

1.    Read this prospectus carefully.

2. Determine how much money you want to invest. The minimum investments for the HighMark Funds are as follows:


      o   INITIAL PURCHASE:       $1,000 for each Fund

                                  $250 for current or retired trustees of
                                  HighMark Funds and directors, officers and employees (as well as their spouses and children under the age of 21) of Union Bank of California, N.A., SEI Investments Distribution Co. and their affiliates.

                                  $100 for Automatic Investment Plan

      o   ADDITIONAL PURCHASES:   $100 for each Fund

                                  $100 monthly minimum per Fund for Automatic
                                  Investment Plan


      We may waive these initial and additional investment minimums for purchases made in connection with Individual Retirement Accounts, Keoghs, payroll deduction plans, 401(k) or similar plans.

3. Complete the appropriate parts of the account application, carefully following the instructions. You must submit additional documentation when opening trust, corporate or power of attorney accounts. For more information, please contact your financial representative or call us at 1-800-433-6884.

4. You and your financial representative can initiate any purchase, exchange or sale of Shares.

5. CUSTOMER IDENTIFICATION AND VERIFICATION. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

      What this means to you: When you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you. This information will be verified to ensure the identity of all persons opening an account.

      HighMark Funds is required by law to reject your new account application if the required identifying information is not provided.

      In certain instances, HighMark Funds is required to collect documents to fulfill its legal obligations. Documents provided in connection with your application will be used solely to establish and verify customer identity, and HighMark Funds shall have no obligation with respect to the terms of any such document.

      Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of HighMark Funds (e.g., 72 hours), which may change from time to time, your application will be rejected.

      Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the net asset value per share next-determined after receipt of your application in proper form.

      However, HighMark Funds reserves the right to close your account at the then-current day's price if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of HighMark Funds (e.g., 96 hours), which may change from time to time. If HighMark Funds is unable to verify your identity, it reserves the right to liquidate your account at the then-current day's price and remit proceeds to you via check. HighMark Funds reserves the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

WE RESERVE THE RIGHT TO REJECT A PURCHASE ORDER IF THE DISTRIBUTOR OR THE ADVISER DETERMINES THAT IT IS NOT IN THE BEST INTEREST OF HIGHMARK FUNDS OR ITS SHAREHOLDERS.

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HIGHMARK FUNDS
--------------------------------------------------------------------------------

BUYING SHARES

--------------------------------------------------------------------------------
BY WIRE
--------------------------------------------------------------------------------

OPENING AN ACCOUNT


o Deliver your completed application to your financial representative, or mail it to the Transfer Agent (address below).


o Obtain your Fund account number by calling your financial representative or our Transfer Agent.

o     Instruct your bank to wire the amount of your investment to:

      State Street Bank and Trust Company
      225 Franklin Street
      Boston, MA 02101
      ABA# 011000028
      DDA# 9905-194-8

Specify the Fund name, your choice of share class, the new Fund account number and the name(s) in which the Fund account is registered. Your bank may charge a fee to wire money.

ADDING TO AN ACCOUNT

o     Call our Transfer Agent before wiring any funds.

o     Instruct your bank to wire the amount of your investment to:

      State Street Bank and Trust Company
      225 Franklin Street
      Boston, MA 02101
      ABA# 011000028
      DDA# 9905-194-8

Specify the Fund name, your share class, your Fund account number and the name(s) in which the Fund account is registered. Your bank may charge a fee to wire money.

      TRANSFER AGENT ADDRESS:
      HighMark Funds
      P.O. Box 8416
      Boston, MA 02266-8416
      Phone Number: 1-800-433-6884

--------------------------------------------------------------------------------
THROUGH FINANCIAL INSTITUTIONS
--------------------------------------------------------------------------------

o Call your financial institution for information on their procedures for transmitting orders to HighMark Funds.

--------------------------------------------------------------------------------
BY EXCHANGE
--------------------------------------------------------------------------------

o Call us at 1-800-433-6884 or contact your financial representative to request an exchange.

SELLING SHARES

--------------------------------------------------------------------------------
THROUGH FINANCIAL INSTITUTIONS
--------------------------------------------------------------------------------

o Contact your financial institution to find out more about their procedures for transmitting orders to HighMark Funds.

--------------------------------------------------------------------------------
BY EXCHANGE
--------------------------------------------------------------------------------

o Obtain a current prospectus for the Fund into which you are exchanging by calling us or contacting your financial representative.

o     Call us or contact your financial representative to request an exchange.

Contact your financial representative for instructions and assistance.

RECEIVING YOUR MONEY. Normally we will send you a check for your proceeds as promptly as possible, at the latest within seven calendar days of receiving your redemption order. If, however, you recently purchased Shares in the Fund, we may be unable to fulfill your request if we have not yet received and processed your payment for the initial purchase. In such a case you may need to resubmit your redemption request after we have received payment.

INVOLUNTARY SALES OF YOUR SHARES. Due to the relatively high costs of handling small investments, each Fund reserves the right to redeem your Shares at net asset value (less any applicable contingent deferred sales charge) if your account balance in any Fund drops below the minimum initial purchase amount for any reason other than market fluctuation. This is more likely to occur if you invest only the minimum amount in a Fund and then sell some of your Shares within a fairly short period of time. Before any Fund exercises its right to redeem your Shares, we will notify you in writing at least 60 days in advance to give you time to bring your account balance up to or above the minimum.

EXCHANGING SHARES

HOW TO EXCHANGE YOUR SHARES. You may exchange Fiduciary Shares of one HighMark Fund for those of another HighMark Fund (the "new Fund"), provided that you:

o     Are qualified to invest in the new Fund.

o     Satisfy the initial and additional investment minimums for the new Fund.

o     Invest in the same share class in the new Fund as you did in the previous
      Fund.

o Maintain the minimum account balance for each HighMark Fund in which you invest.

Your cost for buying Shares in the new Fund is based on the net asset values of the Shares you are exchanging. You may also exchange your Fiduciary Shares of a Fund for Class A, Class B or Class C Shares of another HighMark Fund. In that case, your cost for buying Shares in the new Fund is based on the net asset value of the Shares you are exchanging plus any applicable sales charge.

TRANSACTION POLICIES

VALUATION OF SHARES. A Fund's net asset value per share of a class is calculated according to the following formula:

      (Total mkt. value of the Fund's investments and other assets allocable to the class - the class's liabilities)

      /  Total number of the Fund's Shares outstanding in the class

      =  The class's net asset value per share

We determine the net asset value (NAV) of each HighMark Money Market Fund as of 11:00 a.m. Pacific time (2:00 p.m. Eastern time) every business day, based on the amortized cost of the Fund's assets. Amortized cost does not take into account unrealized capital gains or losses. We strive to keep each money market fund's NAV at a constant $1.00, but there is a remote possibility that you could lose money by investing in the Funds. If the amortized cost of a Fund's assets is not available, we value its securities by using a method that the

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                                                                              17


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Funds' Board of Trustees believes accurately reflects fair value. For further information about how we determine the value of the Funds' investments, see the Statement of Additional Information ("SAI").

BUY AND SELL PRICES. When you buy Shares of a Fund, the amount you pay per share is based on the net asset value per share of the applicable class of Shares next determined after we receive your order. When you sell Shares of a Fund, you receive proceeds based on the net asset value per share of the applicable class of Shares next determined after we receive your order.

EXECUTION OF ORDERS. You may buy and sell Shares of the HighMark Money Market Funds on any day when both the Federal Reserve Wire System and the New York Stock Exchange are open for business (hereafter referred to as a "business day").

o PURCHASING SHARES BY MAIL: If you mail us a purchase order, we will execute it after we have received your payment. (Note: If your check does not clear, we will be forced to cancel your purchase and may hold you liable for any losses or fees incurred.)

o PURCHASING SHARES BY WIRE: If you place a purchase order by wire on any business day, we will execute it that day, provided that we have received your order by the following times:

      o California Tax-Free Money Market Fund: Before 8:00 a.m. PT (11:00 a.m. ET)

      o 100% U.S. Treasury Money Market Fund: Before 9:00 a.m. PT (12:00 noon ET)

      o     Diversified Money Market Fund: Before 11:00 a.m. PT (2:00 p.m. ET)

      o     U.S. Government Money Market Fund: Before 11:00 a.m. PT (2:00 p.m.
            ET)

In addition, you must wire the money you wish to invest and it must be received by our Transfer Agent prior to 11:00 a.m. PT (2:00 p.m. ET). If we do not receive your order or the money you plan to wire by these deadlines, the trade will be canceled and you must resubmit the trade at the time the wire is sent.

o SELLING SHARES: To sell Shares on any one business day, you must place your redemption order by the following times:

      o California Tax-Free Money Market Fund: Before 8:00 a.m. PT (11:00 a.m. ET)

      o 100% U.S. Treasury Money Market Fund: Before 9:00 a.m. PT (12:00 noon ET)

      o     Diversified Money Market Fund: Before 11:00 a.m. PT (2:00 p.m. ET)

      o     U.S. Government Money Market Fund: Before 11:00 a.m. PT (2:00 p.m.
            ET)

If we do not receive your request by the times listed above, we will execute your order the following business day.

ANTI-MONEY LAUNDERING PROGRAM


Customer identification and verification is part of HighMark Funds' overall obligation to deter money laundering under Federal law. HighMark Funds has adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, HighMark Funds reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of HighMark Funds management, they are deemed to be in the best interest of the Funds or in cases when HighMark Funds is requested or compelled to do so by governmental or law enforcement authorities.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

HighMark Fund`s Board of Trustees has adopted policies and procedures designed to discourage frequent purchases and redemptions of shares of the Funds or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below.

RISKS ASSOCIATED WITH EXCESSIVE OR SHORT-TERM TRADING GENERALLY. While the Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Fund`s shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Fund`s shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Fund may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, a Fund may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect a Fund`s performance.

A Fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Fund calculates its NAV at 1:00 p.m. Pacific time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of foreign securities established some time before a Fund calculates its own share price (referred to as "time zone arbitrage"). The Funds have procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to


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18


HIGHMARK FUNDS
--------------------------------------------------------------------------------


reflect what is believed to be the fair value of those securities at the time a Fund calculates its NAV. While there is no assurance, the Funds expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will reduce a shareholder`s ability to engage in time zone arbitrage to the detriment of the other shareholders of the Funds.

A shareholder engaging in a short-term trading strategy may also target a Fund that does not invest primarily in foreign securities. Any Fund that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Funds that may be adversely affected by price arbitrage include, in particular, those Funds that significantly invest in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities.

RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS.

Purchases and exchanges should be made primarily for investment purposes. Each Fund and/or its principal underwriter reserves the right to refuse any purchase or exchange order at any time or to suspend redemptions with respect to any shareholder, including transactions representing excessive trading and transactions accepted by any shareholder`s financial adviser. In addition, the Funds` adviser will use its best efforts to detect short-term trading activity in a Fund`s Shares and reject any purchase, redemption or exchange if, in its judgment, the transaction would adversely affect the Fund or its shareholders. The adviser, however, will not always be able to detect or prevent market timing activity or other trading activity that may disadvantage a Fund. For example, the ability to monitor trades that are placed by omnibus or other nominee accounts is limited when the broker, retirement plan administrator or fee-based program sponsor maintains the record of a Fund`s underlying beneficial owners. In the event that the Funds or their agents reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed.

DISCLOSURE OF PORTFOLIO HOLDINGS

HighMark Capital Management, Inc., the Funds` adviser, has established a policy with respect to the disclosure of a Fund`s portfolio holdings. A description of this policy is provided in the SAI. In addition, each Fund's top ten monthly portfolio holdings are generally available to you two days after the end of the period by clicking on "Funds and Performance" on the HighMark Funds website.

Note that the Funds or their adviser may suspend the posting of this information or modify the elements of this web posting policy without notice to shareholders.


DIVIDENDS

We declare each HighMark Money Market Fund's net income at the close of each business day and pay any dividends to shareholders monthly.

We will automatically reinvest any income and capital gains distributions you are entitled to in additional Shares of your Fund(s), unless you notify our Transfer Agent that you want to receive your distributions in cash. If you are a shareholder of a Money Market Fund, you may also notify our Transfer Agent to reinvest any income and capital gains distributions in the same class of an Equity Fund. To make either type or notification, send a letter with your request, including your name and account number, to:

HighMark Funds
P.O. Box 8416
Boston, MA 02266-8416

Your request will become effective for distributions having record dates after our Transfer Agent receives your request. Note that the IRS treats dividends paid in additional Fund Shares the same as it treats dividends paid in cash.

TAXES


Your mutual fund investments may have a considerable impact on your tax situation. We have summarized some of the main points you should know below. Note, however, that the following is general information and will not apply to you if you are investing through a tax-deferred account such as an IRA or a qualified employee benefit plan.


IMPORTANT NOTE: IF YOU HAVE NOT DONE SO ALREADY, BE SURE TO PROVIDE US WITH YOUR CORRECT TAXPAYER IDENTIFICATION NUMBER OR CERTIFY THAT IT IS CORRECT. UNLESS WE HAVE THAT INFORMATION, WE MUST, BY LAW, WITHHOLD A PORTION OF THE TAXABLE DISTRIBUTIONS YOU WOULD OTHERWISE BE ENTITLED TO RECEIVE FROM YOUR FUND INVESTMENTS AS WELL AS A PORTION OF ANY PROCEEDS YOU WOULD NORMALLY RECEIVE FROM SELLING FUND SHARES.

END-OF-YEAR TAX STATEMENTS


We will send you a statement each year showing the tax status of all your distributions. The laws governing taxes change frequently, so please consult your tax adviser for the most up-to-date information and specific guidance about your particular tax situation. You can find more information about the potential tax consequences of mutual fund investing in the SAI.


TAXATION OF SHAREHOLDER TRANSACTIONS

An exchange of a Fund's shares for shares of another Fund will be treated as a sale of the Fund's shares and, as with all sales and redemptions of Fund shares, any gain on the transaction (although unlikely in a Money Market Fund) will be subject to federal income tax.

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TAXES ON FUND DISTRIBUTIONS

o FEDERAL TAXES: The IRS generally treats any dividends and short-term capital gains you receive from the Funds as ordinary income.

o STATE AND LOCAL TAXES: In addition to federal taxes, you may have to pay state and local taxes on the dividends or capital gains you receive from a Fund.

o TAXATION OF LONG-TERM CAPITAL GAINS: Distributions of net long-term capital gains you receive from a Fund will be taxed at the long-term federal capital gains rate, regardless of how long you've owned Shares in the Fund. Some states also tax long-term capital gain distributions at a special rate.

o "BUYING A DIVIDEND": You may owe taxes on Fund distributions even if they represent income or capital gains the Fund earned before you invested in it and thus were likely included in the price you paid.


o REINVESTMENT: A Fund's distributions, whether received in cash or reinvested in additional Shares of the Fund, may be subject to federal income tax.


SPECIAL CONSIDERATIONS FOR SHAREHOLDERS OF THE HIGHMARK CALIFORNIA TAX-FREE MONEY MARKET FUND: We expect that the income dividends you receive from the Fund will be exempt from federal and California state personal income taxes. The IRS will tax any short-term capital gains you receive from the Fund as ordinary income. If you receive Social Security or railroad retirement benefits, you should consult your tax adviser to determine whether investing in the Fund could increase the federal taxation of such benefits. In addition, some of the income you receive from the Fund may be included in the computation of federal and state alternative minimum tax liability.

THE TAX CONSIDERATIONS DESCRIBED ABOVE MAY OR MAY NOT APPLY TO YOU. PLEASE CONSULT YOUR TAX ADVISER TO HELP DETERMINE WHETHER THESE CONSIDERATIONS ARE RELEVANT TO YOUR INVESTMENTS AND TAX SITUATION.


SEE THE SAI FOR FURTHER DETAILS.


INVESTOR SERVICES

AUTOMATIC INVESTMENT PLAN (AIP): AIP allows you to invest regularly in the HighMark Fund(s) of your choice through automatic deductions from your checking account. The monthly minimum per Fund is $100.* AIP is available only to current shareholders who wish to make additional investments to their existing account(s). To participate in AIP, complete the appropriate section on your Account Application form.

To take part in AIP, complete the appropriate section on your Account Application form. You may change or cancel the plan at any time by sending a written notice to our Transfer Agent (a medallion guarantee may be required).


* There is a lower, $50 monthly minimum for current or retired trustees of HighMark Funds and directors, officers, and employees (as well as their spouses and children under the age of 21) of Union Bank of California, SEI Investments Distribution Co. and their affiliates who were participating in HighMark's AIP on or before December 11, 1998.


SYSTEMATIC WITHDRAWAL PLAN (SWP): HighMark's Systematic Withdrawal Plan allows you to make regular withdrawals from your account. The minimum monthly withdrawal is $100 per Fund. You can choose to make these withdrawals on a monthly, quarterly, semi-annual or annual basis. You also have the option of receiving your withdrawals by check or by automatic deposit into your bank account.

To participate in SWP, you must:

o     Have at least $5,000 in your HighMark Fund(s) account.

o     Have your dividends automatically reinvested.

BEFORE YOU SIGN UP FOR SWP, PLEASE NOTE THE FOLLOWING IMPORTANT CONSIDERATIONS:

SWP via check will only run on the 25th of each month. SWP via the Automated Clearing House ("ACH") can be run on any date. If your automatic withdrawals through SWP exceed the income your Fund(s) normally pay, your withdrawals may, over time, deplete your original investment--or exhaust it entirely if you make large and/or frequent withdrawals. Fluctuations in the net asset value per share of your Fund(s) may also deplete your principal.

To take part in SWP, complete the appropriate section on your Account Application form. You may change or cancel the plan at any time by sending a written notice to our Transfer Agent (which may require a medallion guarantee).

Please contact HighMark Funds at 1-800-433-6884 for more information.

SYSTEMATIC EXCHANGE PLAN: HighMark's Systematic Exchange Plan allows shareholders of a class of HighMark Money Market or Fixed-Income Funds to make regular exchanges from their accounts into the same class of a HighMark Equity Fund. The minimum monthly exchange is $1,200 per Fund. You can choose to make these exchanges on a monthly, quarterly, semi-annual or annual basis for a fixed period of time.

To participate in the Systematic Exchange Program, you must:

o Have at least $5,000 in your HighMark Money Market or Fixed-Income Fund(s) account.

o     Have your dividends automatically reinvested.

To take part in the Systematic Exchange Program, complete the appropriate section on your Account Application form. You may change or cancel the plan at any time by sending a written notice to our transfer agent (a medallion guarantee may be required).

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HIGHMARK FUNDS
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MORE ABOUT THE
HIGHMARK FUNDS
INVESTMENT MANAGEMENT

INVESTMENT ADVISER


HighMark Capital Management, Inc., serves as investment adviser of the HighMark Funds and manages their investment portfolios on a day-to-day basis under the supervision of the HighMark Funds' Board of Trustees. HighMark Capital Management, Inc. also serves as the administrator of the HighMark Funds.

HighMark Capital Management is a subsidiary of Union Bank of California, N.A., which is a subsidiary of UnionBanCal Corporation. UnionBanCal Corporation is a publicly held corporation which is principally held by The Bank of Tokyo-Mitsubishi, Ltd. (BTM). BTM is in turn a wholly owned subsidiary of Mitsubishi Tokyo Financial Group, Inc. As of ______________, UnionBanCal Corporation and its subsidiaries had approximately $___ billion in consolidated assets. As of the same date, HighMark Capital Management had approximately $___ billion in assets under management. HighMark Capital Management (and its predecessors) has been providing investment management services to individuals, institutions and large corporations since 1919.

Over the past fiscal year, the Funds paid the following management fees to HighMark Capital Management:

FUND                               % OF NET ASSETS

100% U.S. Treasury
   Money Market Fund               ___%
California Tax-Free
   Money Market Fund               ___%
Diversified Money
   Market Fund                     ___%
U.S Government
   Money Market Fund               ___%

A discussion regarding the basis for HighMark Funds' Board of Trustees approving the advisory agreement between HighMark Capital Management, Inc. and HighMark Funds is available in the Fund's Annual Report to shareholders for the fiscal year ending July 31, 2005.

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              21


--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand each Fund's financial performance for the past 5 years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by ___________, as noted in its report dated ________________. This report, along with the Fund's financial statements, is incorporated by reference in the SAI, which is available upon request.

                                                                                            Dividends and
                                               Investment Activities                        Distributions
                                              ------------------------                 ------------------------
                                                               Net
                                                            Realized
                                      Net                      and
                                     Asset                 Unrealized                                             Total from
                                    Value,       Net       Gain (Loss)        Total        Net                     Dividends
                                   Beginning  Investment       on              from     Investment     Capital        and
                                   of Period    Income     Investments      Operations    Income        Gains    Distributions
--------------------------------------------------------------------------------------------------------------------------------
100% U.S. TREASURY MONEY MARKET FUND
--------------------------------------------------------------------------------------------------------------------------------
FIDUCIARY SHARES
For the periods ended July 31,:
2005+                               $          $             $                $          $            $           $
2004+                                  1.00       0.005            --           0.005     (0.005)           --      (0.005)
2003+                                  1.00       0.009            --           0.009     (0.009)           --      (0.009)
2002+                                  1.00       0.019            --           0.019     (0.019)           --      (0.019)
2001                                   1.00       0.050            --           0.050     (0.050)           --      (0.050)
--------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA TAX-FREE MONEY MARKET FUND
--------------------------------------------------------------------------------------------------------------------------------
FIDUCIARY SHARES
For the periods ended July 31,:
2005+                               $          $             $                $          $            $           $
2004+                                  1.00       0.006            --           0.006     (0.006)           --      (0.006)
2003+                                  1.00       0.008            --           0.008     (0.008)           --      (0.008)
2002+                                  1.00       0.013            --           0.013     (0.013)           --      (0.013)
2001                                   1.00       0.029            --           0.029     (0.029)           --      (0.029)
--------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED MONEY MARKET FUND
--------------------------------------------------------------------------------------------------------------------------------
FIDUCIARY SHARES
For the periods ended July 31,:
2005+                               $          $             $                $          $            $           $
2004+                                  1.00       0.006            --           0.006     (0.006)           --      (0.006)
2003+                                  1.00       0.010            --           0.010     (0.010)           --      (0.010)
2002+                                  1.00       0.021            --           0.021     (0.021)           --      (0.021)
2001                                   1.00       0.053            --           0.053     (0.053)           --      (0.053)
--------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT MONEY MARKET FUND
--------------------------------------------------------------------------------------------------------------------------------
FIDUCIARY SHARES
For the periods ended July 31,:
2005+                               $          $             $                $          $            $           $
2004+                                  1.00       0.006            --           0.006     (0.006)           --      (0.006)
2003+                                  1.00       0.009            --           0.009     (0.009)           --      (0.009)
2002+                                  1.00       0.019            --           0.019     (0.019)           --      (0.019)
2001                                   1.00       0.051            --           0.051     (0.051)           --      (0.051)

                                                                                            Ratio
                                                                                         of Expenses
                                                                                         to Average     Ratio of
                                                                                         Net Assets       Net
                                      Net                      Net             Ratio      Excluding    Investment
                                     Asset                   Assets,             of      Fee Waivers     Income
                                    Value,                     End            Expenses       and         (Loss)
                                      End        Total      of Period        to Average   Reduction    to Average
                                   of Period    Return*       (000)          Net Assets  of Expenses   Net Assets
---------------------------------------------------------------------------------------------------------------------
100% U.S. TREASURY MONEY MARKET FUND
---------------------------------------------------------------------------------------------------------------------
FIDUCIARY SHARES
For the periods ended July 31,:
2005+                               $                  %     $                       %            %            %
2004+                                  1.00        0.50        415,385           0.52         0.81         0.47
2003+                                  1.00        0.89        528,462           0.53         0.80         0.88
2002+                                  1.00        1.92        485,283           0.49         0.80         1.89
2001                                   1.00        5.09        366,161           0.47         0.79         4.94
---------------------------------------------------------------------------------------------------------------------
CALIFORNIA TAX-FREE MONEY MARKET
---------------------------------------------------------------------------------------------------------------------
FIDUCIARY SHARES
For the periods ended July 31,:
2005+                               $                  %     $                       %            %            %
2004+                                  1.00        0.58        205,576           0.42         0.81         0.57
2003+                                  1.00        0.81        253,367           0.42         0.79         0.80
2002+                                  1.00        1.27        275,530           0.42         0.79         1.28
2001                                   1.00        2.95        313,573           0.42         0.80         2.89
---------------------------------------------------------------------------------------------------------------------
DIVERSIFIED MONEY MARKET FUND
---------------------------------------------------------------------------------------------------------------------
FIDUCIARY SHARES
For the periods ended July 31,:
2005+                               $                  %     $                       %            %            %
2004+                                  1.00        0.64      2,039,495           0.52         0.81         0.63
2003+                                  1.00        1.00      1,880,002           0.53         0.80         1.01
2002+                                  1.00        2.08      2,135,421           0.52         0.80         2.07
2001                                   1.00        5.45      2,058,393           0.52         0.80         5.26
---------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT MONEY MARKET FUND
---------------------------------------------------------------------------------------------------------------------
FIDUCIARY SHARES
For the periods ended July 31,:
2005+                               $                  %     $                       %            %            %
2004+                                  1.00        0.57        386,661           0.53         0.82         0.57
2003+                                  1.00        0.92        570,998           0.53         0.80         0.91
2002+                                  1.00        1.93        575,014           0.52         0.80         1.89
2001                                   1.00        5.24        403,244           0.52         0.80         4.99


AMOUNTS DESIGNATED AS "-" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0

* Total return does not reflect any applicable sales charge. Total return is for the period indicated and has not been annualized.
+ Per share amounts calculated using average shares method.

----------
PROSPECTUS
----------
22


HIGHMARK FUNDS
--------------------------------------------------------------------------------

OTHER INVESTMENT MATTERS


No Fund is a complete investment program. The investment objectives or goals of the Funds and the investment policies of the Funds can be changed without shareholder approval, except for the policies that are identified as "fundamental" in the SAI.

The Funds invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. The following table describes the securities and techniques the Funds use, as well as the main risks they pose. Fixed-income securities are subject primarily to market, credit and prepayment risk. Following the table is a more complete discussion of risk. You may also consult the SAI for more details about the securities in which the Funds may invest.


FUND NAME                                         FUND CODE
100% U.S. Treasury Money Market Fund              1
California Tax-Free Money Market Fund             2
Diversified Money Market Fund                     3
U.S. Government Money Market Fund                 4

INSTRUMENT                                                               FUND CODE    RISK TYPE
----------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES: Securities backed by receivables,               2, 3         Prepayment
home equity loans, truck and auto loans, leases, credit                               Market
card receivables and other securities backed by                                       Credit
other types of receivables or assets.                                                 Regulatory
----------------------------------------------------------------------------------------------------------
BANKERS' ACCEPTANCES: Bills of exchange or time drafts                   2, 3         Credit
drawn on and accepted by a commercial bank. They                                      Liquidity
generally have maturities of six months or less.                                      Market
----------------------------------------------------------------------------------------------------------
BONDS: Interest-bearing or discounted government or                      2-4          Market
corporate securities that obligate the issuer to pay the                              Political
bondholder a specified sum of money, usually at specific                              Liquidity
intervals, and to repay the principal amount of the loan                              Foreign Investment
at maturity.                                                                          Prepayment
----------------------------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT: Negotiable instruments with a                   2, 3         Market
stated maturity.                                                                      Credit
                                                                                      Liquidity
----------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER: Secured and unsecured short-term                       2-4          Credit
promissory notes issued by corporations and other entities.                           Liquidity
Maturities generally vary from a few days to nine months.                             Market
----------------------------------------------------------------------------------------------------------
DEMAND FEATURES: Securities that are subject to puts and                 2-4          Market
standby commitments to purchase the securities at a fixed                             Liquidity
price (usually with accrued interest) within a fixed period                           Management
of time following demand by a Fund.
----------------------------------------------------------------------------------------------------------
DERIVATIVES: Instruments whose value is derived from an                  2-4          Management
underlying contract, index or security, or any combination                            Market
thereof, including futures, options (e.g., put and calls),                            Credit
options on futures, swap agreements, and some                                         Liquidity
mortgage-backed securities.                                                           Leverage
                                                                                      Prepayment
----------------------------------------------------------------------------------------------------------
FOREIGN SECURITIES: Commercial paper of foreign issuers                  3            Market
and obligations of foreign banks, overseas branches of                                Political
U.S. banks and supranational entities.                                                Liquidity
----------------------------------------------------------------------------------------------------------
ILLIQUID SECURITIES: Securities that ordinarily cannot be                1-4          Liquidity
sold within seven business days at the value the Fund has
estimated for them. Each HighMark Money Market Fund
may invest up to 10% of its net assets in illiquid securities.
----------------------------------------------------------------------------------------------------------

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              23


--------------------------------------------------------------------------------

INSTRUMENT                                                               FUND CODE    RISK TYPE
----------------------------------------------------------------------------------------------------------
INVESTMENT COMPANY SECURITIES: Shares of registered investment           2-4          Market
companies. These may include HighMark Money Market Funds and other registered investment companies for which HighMark, its sub-advisers, or any of their affiliates serves as investment adviser, administrator or distributor. Each Fund may invest up to 5% of its assets in the Shares of any one registered
investment company that has an investment objective similar to the Fund's. A Fund may not, however, own more than 3% of the securities of any one registered investment company or invest more than 10% of its assets in the Shares of other registered investment companies. As a shareholder of an investment company, a Fund will indirectly bear investment management fees of that investment company, which are in addition to the management fees the Fund pays its own adviser.
----------------------------------------------------------------------------------------------------------
INVESTMENT GRADE SECURITIES: Securities rated BBB or better              2, 3         Market
by S&P; Baa or better by Moody's; similarly rated by other                            Credit
nationally recognized rating organizations; or, if not rated,                         Prepayment
determined to be of comparably high quality by the Adviser.
----------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES: Securities backed by real estate             2, 3         Prepayment
loans and pools of loans. These include collateralized mortgage                       Market
obligations (CMOs) and real estate mortgage investment                                Credit
conduits (REMICs).                                                                    Regulatory
----------------------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES: Securities issued by a state or political          2, 3         Market
subdivision to obtain funds for various public purposes.                              Credit
Municipal securities may include both taxable and tax-exempt                          Political
private activity bonds and industrial development bonds, as well as                   Tax
general obligation bonds, tax anticipation notes, bond anticipation                   Regulatory
notes, revenue anticipation notes, project notes, other short-term                    Prepayment
obligations such as municipal leases, and obligations of municipal housing authorities (single family revenue bonds).

There are two general types of municipal bonds:
GENERAL-OBLIGATION BONDS, which are secured by the taxing power of the issuer (and, in California, have the approval of voters)
and REVENUE BONDS, which take many shapes and forms but are
generally backed by revenue from a specific project or tax.
These include, but are not limited, to certificates of
participation (COPs); utility and sales tax revenues; tax
increment or tax allocations; housing and special tax, including assessment district and community facilities district
(Mello-Roos) issues which are secured by specific real estate parcels; hospital revenue; and industrial development bonds that are secured by a private company.
----------------------------------------------------------------------------------------------------------

----------
PROSPECTUS
----------
24


HIGHMARK FUNDS
--------------------------------------------------------------------------------

INSTRUMENT                                                               FUND CODE    RISK TYPE
----------------------------------------------------------------------------------------------------------
PARTICIPATION INTERESTS: Interests in municipal securities from          2            Market
financial institutions such as commercial and investment banks,                       Liquidity
savings and loan associations and insurance companies. These                          Credit
interests are usually structured as some form of indirect                             Tax
ownership that allows the Fund to treat the income from the
investment as exempt from federal income tax. The Fund invests in these interests to obtain credit enhancement on demand
features that would be available through direct ownership
of the underlying municipal securities.
----------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: The purchase of a security and the                2-4          Market
simultaneous commitment to return the security to the seller                          Leverage
at an agreed upon price on an agreed upon date. This is treated as a loan.
----------------------------------------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENT: The sale of a security and                 2-4          Market
the simultaneous commitment to buy the security back at an                            Leverage
agreed upon price on an agreed upon date. This is treated as a borrowing by a Fund.
----------------------------------------------------------------------------------------------------------
RESTRICTED SECURITIES: Securities not registered under the               1-4          Liquidity
Securities Act of 1933, such as privately placed commercial                           Market
paper and Rule 144A securities.
----------------------------------------------------------------------------------------------------------
SECURITIES LENDING: The lending of up to 33 1/3% of the                  2-4          Market
Fund's total assets. In return the Fund receives cash, other                          Leverage
securities and/or letters of credit.                                                  Liquidity
                                                                                      Credit
----------------------------------------------------------------------------------------------------------
TAX-EXEMPT COMMERCIAL PAPER: Commercial paper issued                     2            Credit
by governments and political sub-divisions.                                           Liquidity
                                                                                      Market
                                                                                      Tax
----------------------------------------------------------------------------------------------------------
TIME DEPOSITS: Non-negotiable receipts issued by a bank in               2, 3         Liquidity
exchange for a deposit of money.                                                      Credit
                                                                                      Market
----------------------------------------------------------------------------------------------------------
TREASURY RECEIPTS: Treasury receipts, Treasury investment                3, 4         Market
growth receipts, and certificates of accrual of
Treasury securities.
----------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY SECURITIES: Securities issued                     2-4          Government-Sponsored
by agencies and instrumentalities of the U.S. government.                             Entities
These include Ginnie Mae, Fannie Mae, and Freddie Mac.
Such securities may not be guaranteed or insured by the                               Market
U.S. government.                                                                      Credit
----------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS: Bills, notes, bonds, separately               1-4          Market
traded registered interest and principal securities, and
coupons under bank entry safekeeping.
----------------------------------------------------------------------------------------------------------
VARIABLE AMOUNT MASTER DEMAND NOTES: Unsecured demand                    2-4          Credit
notes that permit the indebtedness to vary and provide for
periodic adjustments in the interest rate according to the
terms of the instrument. Because master demand notes are
direct lending arrangements between HighMark Funds and
the issuer, they are not normally traded. Although there is no secondary market in these notes, the Fund may demand
payment of principal and accrued interest at specified intervals.
----------------------------------------------------------------------------------------------------------

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              25


--------------------------------------------------------------------------------

INSTRUMENT                                                               FUND CODE    RISK TYPE
----------------------------------------------------------------------------------------------------------
VARIABLE AND FLOATING RATE INSTRUMENTS: Obligations with                 2-4          Credit
interest rates that are reset daily, weekly, quarterly or on                          Liquidity
some other schedule. Such instruments may be payable to a                             Market
Fund on demand.
----------------------------------------------------------------------------------------------------------
WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS:                          1-4          Market
A purchase of, or contract to purchase, securities at a fixed                         Leverage
price for delivery at a future date. The portfolio managers of                        Liquidity
each Fund expect that commitments to enter into forward                               Credit
commitments or purchase when-issued securities will not
exceed 25% of the Fund's total assets.
----------------------------------------------------------------------------------------------------------
YANKEE BONDS AND SIMILAR OBLIGATIONS: U.S. dollar-                       3            Market
denominated bonds issued by foreign corporations                                      Credit
or governments. Sovereign bonds are those issued by the
government of a foreign country. Supranational bonds are those issued by supranational entities, such as the World Bank and
European Investment Bank. Canadian bonds are those issued by
Canadian provinces.
----------------------------------------------------------------------------------------------------------
ZERO-COUPON DEBT OBLIGATIONS: Bonds and other types of                   1-4          Credit
debt that pay no interest, but are issued at a discount from                          Market
their value at maturity. When held to maturity, their entire                          Zero Coupon
return equals the difference between their issue price and their maturity value.
----------------------------------------------------------------------------------------------------------

OTHER RISKS

HighMark Funds also offers shares of the Income Plus Allocation Fund, Growth & Income Allocation Fund and Capital Growth Allocation Fund (collectively the "Asset Allocation Portfolios"). Each of the Asset Allocation Portfolios is a "fund-of-funds" that invests in other mutual funds within the HighMark Funds family. Fiduciary shares of the Diversified Money Market Fund and certain other series of HighMark Funds not offered in this prospectus (collectively with the Diversified Money Market Fund, the "Underlying Funds") are offered to the Asset Allocation Portfolios. The Asset Allocation Portfolios, individually or collectively, may own significant amounts of shares of each Underlying Fund from time to time. The Asset Allocation Portfolios typically use asset allocation strategies pursuant to which they frequently may increase or decrease the amount of shares of any of the Underlying Funds they own, which could occur daily in volatile market conditions. Depending on a number of factors, including the cash flows into and out of an Underlying Fund as a result of the activity of other investors, an Underlying Fund's asset levels and an Underlying Fund's then-current liquidity, purchases and sales by an Asset Allocation Portfolio could require the Underlying Funds to purchase or sell portfolio securities, increasing the Underlying Funds' transaction costs and possibly reducing the Underlying Funds' performance.

GLOSSARY OF INVESTMENT RISKS

This section discusses the risks associated with the securities and investment techniques listed above, as well as the risks mentioned under the heading "What Are the Main Risks of Investing in This Fund?" in each Fund profile. Because of these risks, the value of the securities held by the Funds may fluctuate, as will the value of your investment in the Funds. Certain types of investments and Funds are more susceptible to these risks than others.

CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Generally speaking, the lower a security's credit rating, the higher its credit risk. If a security's credit rating is downgraded, its price tends to decline sharply, especially as it becomes more probable that the issuer will default.

FOREIGN INVESTMENT RISK. Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. Foreign governments may adopt currency controls or otherwise limit or prevent investors from transferring their capital out of a country. In addition, adverse fluctuations in the U.S. dollar's value versus other currencies may reverse gains or widen losses from investments denominated in foreign currencies. Exchange rate fluctuations also may impair an

----------
PROSPECTUS
----------
26


HIGHMARK FUNDS
--------------------------------------------------------------------------------

issuer's ability to repay U.S. dollar-denominated debt, thereby increasing the credit risk of such debt. Finally, the value of foreign securities may be seriously harmed by incomplete or inaccurate financial information about their issuers, social upheavals or political actions ranging from tax code changes to governmental collapse. These risks are generally greater in the emerging markets than in the developed markets of Europe and Japan.

GOVERNMENT-SPONSORED ENTITIES RISK: The risk associated with securities issued by government-sponsored entities because such securities may not be guaranteed or insured by the U.S. government and may only be supported by the credit of the issuing agency.

INTEREST-RATE RISK. The risk that debt prices overall will decline over short or even long periods due to rising interest rates. This risk should be modest for shorter-term securities and high for longer-term securities. Interest-rate risk also involves the risk that falling interest rates will cause a Fund's income, and thus its total return, to decline. This risk is generally greater for shorter-term securities and lower for longer-term securities.

LEVERAGE RISK. The risk associated with securities or investment practices that magnify small index or market movements into large changes in value. Leverage is often created by investing in derivatives, but may be inherent in other types of securities as well.

LIQUIDITY RISK. The risk that a security may be difficult or impossible to sell at the time and price the seller wishes. The seller may have to accept a lower price for the security, sell other securities instead, or forego a more attractive investment opportunity. Any or all of these limitations could hamper the management or performance of a Fund.

MANAGEMENT RISK. The risk that a strategy used by a Fund's portfolio manager may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

MARKET RISK. The risk that a security's market value may decline, especially rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price the investor originally paid for it. Market risk may affect a single issuer, industrial sector or the market as a whole. For fixed-income securities, market risk is largely influenced by changes in interest rates. Rising interest rates typically cause the value of bonds to decrease, while falling rates typically cause the value of bonds to increase.

POLITICAL RISK. The risk of investment losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes or even governmental collapse and war.

PREPAYMENT RISK. The risk that an issuer will repay a security's principal at an unexpected time. Prepayment risk is the chance that a large number of the mortgages underlying a mortgage-backed security will be refinanced sooner than the investor had expected. The investor is usually forced to reinvest the proceeds in a security with a lower yield. This turnover may result in taxable capital gains and, in addition, may decrease a portfolio's income. If an investor paid a premium for the security, the prepayment may result in an unexpected capital loss.

Prepayment risk generally increases when interest rates decline, and can make a security's yield as well as its market price more volatile. Generally speaking, the longer a security's maturity, the greater the prepayment risk it poses.

REGULATORY RISK. The risk that federal and state laws may restrict an investor from seeking recourse when an issuer has defaulted on the interest and/or principal payments it owes on its obligations. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on "due on sale" clauses and state usury laws.

TAX RISK. The risk that the issuer of a security will fail to comply with certain requirements of the Internal Revenue Code, which would cause adverse tax consequences for the issuer and potential losses for its investors.

ZERO COUPON RISK. The market prices of securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities that pay interest periodically.

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              27


--------------------------------------------------------------------------------

NOTES

----------
PROSPECTUS
----------
28


HIGHMARK FUNDS
--------------------------------------------------------------------------------

NOTES

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

HIGHMARK FUNDS SERVICE PROVIDERS:


INVESTMENT ADVISER & ADMINISTRATOR

HIGHMARK CAPITAL MANAGEMENT, INC.
475 Sansome Street
San Francisco, CA 94111

CUSTODIAN
UNION BANK OF CALIFORNIA, N.A.
475 Sansome Street
San Francisco, CA 94111


DISTRIBUTOR
SEI INVESTMENTS DISTRIBUTION CO.
1 Freedom Valley Drive
Oaks, PA 19456


LEGAL COUNSEL
ROPES & GRAY LLP
One Embarcadero Center, Suite 2200
San Francisco, CA 94111


INDEPENDENT
REGISTERED PUBLIC
ACCOUNTANTS


TRANSFER AGENT
STATE STREET BANK & TRUST COMPANY
PO Box 8416
Boston, MA 02266

HOW TO OBTAIN MORE INFORMATION:
STATEMENT OF ADDITIONAL INFORMATION (SAI)
More detailed information about the HighMark Funds is included in our SAI. The SAI has been filed with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS
These reports list the Funds' holdings and contain information on the market conditions and investment strategies that significantly affected the HighMark Funds' performance during the last year.

To obtain the SAI, the Annual or Semi-Annual Reports free of charge, or for more information:

BY TELEPHONE:  call 1-800-433-6884

BY MAIL:  write to us at
          SEI Investments Distribution Co.
          1 Freedom Valley Drive
          Oaks, PA 19456

BY INTERNET:  www.highmarkfunds.com

FROM THE SEC: You can also obtain the SAI, Annual and Semi-Annual Reports, and other information about the HighMark Funds from the SEC Website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, D.C. (for information call 1-202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.

HighMark Funds' Investment Company Act registration number is 811-05059.

[MOUNTAIN RANGE GRAPHIC OMITTED]

[HIGHMARK FUNDS(R) LOGO OMITTED]

445 South Figueroa Street  o  Suite 306  o  Los Angeles  o  California  o  90071

WWW.HIGHMARKFUNDS.COM                                            HMK-PS-013-0100
                                                                   84822-A-11/04

--------------------------------------------------------------------------------
                                                              DECEMBER 1, 2005
--------------------------------------------------------------------------------


HIGHMARK
   The smarter approach to investing.

MONEY MARKET                            CLASS S SHARES
--------------------------------------------------------------------------------
prospectus                               o 100% U.S. Treasury Money Market Fund

                                         o California Tax-Free Money Market Fund

                                         o Diversified Money Market Fund

                                         o U.S. Government Money Market Fund

[MOUNTAIN RANGE GRAPHIC OMITTED]

[HIGHMARK FUNDS(R) LOGO OMITTED]

The Securities and Exchange Commission has not approved or disapproved of these securities or determined whether this prospectus is accurate or complete. Any representation to the contrary is unlawful.

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                               1


--------------------------------------------------------------------------------

HOW TO READ THIS PROSPECTUS

HighMark Funds is a mutual fund family that offers different classes of Shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information about the Class S Shares of HighMark's Money Market Funds that you should know before investing. Each Fund also offers two additional classes of Shares called Fiduciary Shares and Class A Shares which are offered in separate prospectuses. In addition, the HighMark U.S. Government Money Market Fund offers a class of Shares called Class B Shares.

Please read this prospectus and keep it for future reference. The prospectus is arranged into different sections so that you can easily review this important information. The next column contains general information you should know about investing in the HighMark Funds.

INDIVIDUAL HIGHMARK FUND PROFILES


100% U.S. Treasury Money Market Fund ......................................    2
California Tax-Free Money Market Fund .....................................    5
Diversified Money Market Fund .............................................    8
U.S. Government Money Market Fund .........................................   11


SHAREOWNER GUIDE -- HOW TO INVEST IN THE HIGHMARK FUNDS


Choosing a Share Class ....................................................   14
Fees for Distribution of Shares ...........................................   14
Payments to Financial Firms ...............................................   14
Buying and Selling Shares .................................................   15
Transaction Policies ......................................................   15
Dividends .................................................................   17
Taxes .....................................................................   17


MORE ABOUT THE HIGHMARK FUNDS


Investment Management .....................................................   18
Financial Highlights ......................................................   19
Other Investment Matters ..................................................   20
Glossary of Investment Risks ..............................................   23


FOR MORE INFORMATION ABOUT HIGHMARK FUNDS, PLEASE SEE THE BACK COVER OF THE PROSPECTUS

INTRODUCTION

Each HighMark Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities such as stocks and bonds. Before you look at specific HighMark Funds, you should know a few basics about investing in mutual funds.

The value of your investment in a mutual fund is based on the market prices of the securities the mutual fund holds. These prices change daily due to economic trends and other developments that generally affect securities markets, as well as those that affect particular firms and other types of issuers. These price movements, also called volatility, vary depending on the types of securities a mutual fund owns and the markets where these securities are traded.

AS WITH OTHER INVESTMENTS, YOU COULD LOSE MONEY ON YOUR INVESTMENT IN A MUTUAL FUND. YOUR INVESTMENT IN THE HIGHMARK FUNDS IS NOT A DEPOSIT OR AN OBLIGATION OF UNION BANK OF CALIFORNIA, N.A., ITS AFFILIATES OR ANY BANK. IT IS NOT INSURED BY THE FDIC OR ANY GOVERNMENT AGENCY.

Each Fund has its own investment goal and strategies for reaching that goal. There is no guarantee that a Fund will achieve its goal. Before investing, make sure that the Fund's goal matches your own.

The portfolio manager invests each Fund's assets in a way that he or she believes will help the Fund achieve its goal. A manager's judgments about the securities markets, economy and companies, and his or her investment selection, may cause a Fund to underperform other funds with similar objectives.

--------------------------------------------------------------------------------

[AMPERSAND GRAPHIC OMITTED]         FUND SUMMARY

[QUOTES GRAPHIC OMITTED]            INVESTMENT STRATEGY

[EXCLAMATION MARK GRAPHIC OMITTED]  WHAT ARE THE MAIN
                                    RISKS OF INVESTING
                                    IN THIS FUND?

[AT SIGN GRAPHIC OMITTED]           PERFORMANCE INFORMATION

[QUESTION MARK GRAPHIC OMITTED]     DID YOU KNOW?

[POUND SIGN GRAPHIC OMITTED]        FUND INFORMATION

[DOLLAR SIGN GRAPHIC OMITTED]       FEES AND EXPENSES

--------------------------------------------------------------------------------

----------
PROSPECTUS
----------
2


HIGHMARK MONEY MARKET FUNDS
100% U.S. TREASURY MONEY MARKET FUND
--------------------------------------------------------------------------------

[AMPERSAND GRAPHIC OMITTED]  FUND SUMMARY
      INVESTMENT GOAL                  To seek current income with liquidity and stability of principal
      ----------------------------------------------------------------------------------------------------
      INVESTMENT FOCUS                 U.S. Treasury obligations
      ----------------------------------------------------------------------------------------------------
      PRINCIPAL INVESTMENT STRATEGY    Invests exclusively in short-term U.S. Treasury obligations
      ----------------------------------------------------------------------------------------------------
      SHARE PRICE VOLATILITY           Low
      ----------------------------------------------------------------------------------------------------
      INVESTOR PROFILE                 Highly risk averse investors seeking current income from a money market fund that invests entirely in U.S. Treasury securities
      ----------------------------------------------------------------------------------------------------

[QUOTES GRAPHIC OMITTED]  INVESTMENT STRATEGY

HighMark 100% U.S. Treasury Money Market Fund seeks current income with liquidity and stability of principal. The Fund invests exclusively in U.S. Treasury securities and separately traded components of those securities called "STRIPs."

To limit the Fund's interest-rate risk, the Fund's managers will maintain an average weighted portfolio MATURITY of 90 days or less. In addition, each individual security in the portfolio will have an effective maturity of no more than 397 days.

In choosing investments for the Fund, the portfolio managers consider such factors as:

o     The outlook for interest rates

o Buying and selling activity in the Treasury market as a whole and/or for individual Treasury securities

o     Imbalances in the supply of Treasuries relative to demand

o     The appropriateness of particular securities to the Fund's objectives


For a more complete description of the securities in which the Fund can invest, please see "Other Investment Matters" on page 20.


[EXCLAMATION MARK GRAPHIC OMITTED]  WHAT ARE THE MAIN RISKS OF INVESTING
                                    IN THIS FUND?

Your investment in the Fund may be subject to the following principal risks:

INTEREST-RATE RISK: The possibility that the Fund's investments may decline in value due to an increase in interest rates, or that the Fund's yield will decrease due to a decline in interest rates.


For more information about these risks, please see "Glossary of Investment Risks" on page 23.


AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OR AN OBLIGATION OF UNION BANK OF CALIFORNIA, N.A., ITS AFFILIATES OR ANY BANK, AND IT IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                               3


--------------------------------------------------------------------------------

[AT SIGN GRAPHIC OMITTED]  PERFORMANCE
                           INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS THE PERFORMANCE OF THE FUND'S CLASS S SHARES FROM YEAR TO YEAR.(1),(a)

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

 5.03%   4.57%   4.87%  4.86%   4.26%   5.00%   3.14%   0.78%   0.13%   ____%
--------------------------------------------------------------------------------
 1995    1996    1997   1998    1999    2000    2001    2002    2003    2004

                 BEST QUARTER            WORST QUARTER
                    ______%                 ______%
                  (__/__/__)              (__/__/__)

(1)THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/2005 TO 9/30/2005 WAS ___%

THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/04.

                                                                        SINCE
                               1 YEAR       5 YEARS      10 YEARS     INCEPTION*
--------------------------------------------------------------------------------
100% U.S. TREASURY
MONEY MARKET FUND
  Class S Shares                 ___%        ___%(a)       ___%(a)       ___%(a)
--------------------------------------------------------------------------------


*Since 8/10/87.

(a)Prior to 9/30/99, performance for Class S Shares is based on Fiduciary Share performance. Fiduciary Shares, which were first offered 8/10/87, are not offered in this prospectus; however, because they are invested in the same portfolio of securities, annual returns for the two classes would be substantially similar. The performance of the Fiduciary Shares does not reflect Class S Shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

YIELD

The income a fund generates is commonly referred to as its "yield". For money market funds, yield is a more useful indication than total return of how a portfolio is performing. As a result, advertisements and other communications about the HighMark 100% U.S. Treasury Money Market Fund will typically mention the portfolio's yield. There are various types of yield, including current or 7-day yield and effective yield. All mutual funds must use the same formulas to calculate each of these yields.

The formula for effective yield assumes that investors take advantage of compounding by reinvesting their dividends; current or seven-day yield does not make the same assumption. As a result, a portfolio's effective yield typically will be slightly higher than its current or seven-day yield. Both types of yield will tend to fluctuate daily due to such factors as a fund's interest-rate exposure as well as the type and credit quality of its portfolio holdings.

To obtain current yield information for the Fund, please call 1-800-433-6884.

                                                                     (CONTINUED)

--------------------------------------------------------------------------------

[POUND SIGN GRAPHIC OMITTED]  FUND
                              INFORMATION

                              CLASS         CUSIP         TICKER
                              ----------------------------------
                              Class S       431112606     HUSXX

--------------------------------------------------------------------------------

[QUESTION MARK GRAPHIC OMITTED]   DID YOU KNOW?

A portfolio's level of interest rate exposure is commonly indicated by the term MATURITY. Generally speaking, the longer a portfolio's maturity, the greater its level of interest rate exposure and, in turn, its risk/return potential.

----------
PROSPECTUS
----------
4


HIGHMARK MONEY MARKET FUNDS
100% U.S. TREASURY MONEY MARKET FUND (CONTINUED)
--------------------------------------------------------------------------------

[DOLLAR SIGN GRAPHIC OMITTED]  FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees you would pay directly from your investment if you buy or sell Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.


--------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
--------------------------------------------------------------------------------------------------
                                                                                           CLASS S
                                                                                           SHARES
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)          0%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                    0%
Redemption Fee (as a percentage of amount redeemed, if applicable)                           0%

--------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
--------------------------------------------------------------------------------------------------
                                                                                           CLASS S
                                                                                           SHARES
Investment Advisory Fees                                                                    0.30%
Distribution (12b-1) Fees                                                                   0.55%
Other Expenses                                                                              ____%
                                                                                           -------
   TOTAL ANNUAL FUND OPERATING EXPENSES                                                     ____%*


*The Fund's total actual operating expenses for the most recent fiscal year were less than the amount shown above because additional fees were waived or reimbursed in order to keep total operating expenses at a specified level. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses are expected to be as follows:


      Class S Shares: ___%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund's expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:


                             1 YEAR       3 YEARS      5 YEARS       10 YEARS
CLASS S SHARES               $_____       $_____       $_____         $_____

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                               5


HIGHMARK MONEY MARKET FUNDS
CALIFORNIA TAX-FREE MONEY MARKET FUND
--------------------------------------------------------------------------------

[AMPERSAND GRAPHIC OMITTED]  FUND SUMMARY
      INVESTMENT GOAL                  To seek current income exempt from federal and California state income taxes with liquidity and stability of principal
      ---------------------------------------------------------------------------------------------------
      INVESTMENT FOCUS                 California tax-free money market securities
      ---------------------------------------------------------------------------------------------------
      PRINCIPAL INVESTMENT STRATEGY    Attempts to invest in high-quality, short-term California tax-free securities
      ---------------------------------------------------------------------------------------------------
      SHARE PRICE VOLATILITY           Low
      ---------------------------------------------------------------------------------------------------
      INVESTOR PROFILE                 California residents seeking income exempt from federal and
                                       California state personal income taxes
      ---------------------------------------------------------------------------------------------------

[QUOTES GRAPHIC OMITTED]  INVESTMENT STRATEGY

HighMark California Tax-Free Money Market Fund seeks as high a level of current income exempt from federal and California personal income tax as is consistent with the preservation of capital and stability of principal.

To pursue this goal, the Fund normally invests at least 80% of its total assets in short-term, HIGH-QUALITY California MUNICIPAL SECURITIES. It may also invest in non-rated securities that the portfolio managers judge to be of comparably high quality. At times the Fund may also invest up to 10% of its assets in other mutual funds with similar objectives. The Fund may, in addition, invest up to 20% in short-term obligations that pay interest which is not exempt from California personal income taxes, federal income taxes and/or the alternative minimum tax.

To limit the Fund's interest-rate risk, the Fund's managers will maintain an average weighted portfolio MATURITY of 90 days or less. In addition, each individual security in the portfolio will have an effective maturity of no more than 397 days.

In choosing investments for the Fund, the portfolio managers consider such factors as:

o     The outlook for interest rates

o Buying and selling activity in the California municipal securities market as a whole and/or for individual securities

o     Imbalances in the supply of securities relative to demand

o     The appropriateness of particular securities to the Fund's objectives

In an effort to preserve the value of your investment under volatile market conditions, the managers may temporarily invest a significant amount of the Fund's assets in very short-term taxable obligations called money market securities. They may also do so when there is not a sufficient supply of California municipal securities that meet their investment criteria.


For a more complete description of the securities in which the Fund can invest, please see "Other Investment Matters" on page 20.


[EXCLAMATION MARK GRAPHIC OMITTED]  WHAT ARE THE MAIN RISKS OF INVESTING
                                    IN THIS FUND?

Your investment in the Fund may be subject to the FOLLOWING PRINCIPAL RISKS:

STATE SPECIFIC RISK: By concentrating its investments in California, the Fund may be more vulnerable to unfavorable developments in that state than funds that are more geographically diversified.

INTEREST-RATE RISK: The possibility that the Fund's investments will decline in value due to an increase in interest rates, or that the Fund's yield will decrease due to a decline in interest rates.


CREDIT RISK: The possibility that an issuer cannot make timely interest and principal payments on its obligations. The lower a security's rating, the greater its credit risk. For more information about these risks, please see "Glossary of Investment Risks" on page 23.


AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OR AN OBLIGATION OF UNION BANK OF CALIFORNIA, N.A., ITS AFFILIATES OR ANY BANK, AND IT IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                                     (CONTINUED)

----------
PROSPECTUS
----------
6


HIGHMARK MONEY MARKET FUNDS
CALIFORNIA TAX-FREE MONEY MARKET FUND (CONTINUED)
--------------------------------------------------------------------------------

[AT SIGN GRAPHIC OMITTED]  PERFORMANCE
                           INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the fund will perform in the future.

THIS BAR CHART SHOWS THE PERFORMANCE OF THE FUND'S CLASS S SHARES FROM YEAR TO YEAR.(1),(a)

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

 3.48%   3.12%   3.29%  2.89%   2.50%   2.71%   1.59%   0.48%   0.14%   ____%
--------------------------------------------------------------------------------
 1995    1996    1997   1998    1999    2000    2001    2002    2003    2004

                 BEST QUARTER            WORST QUARTER
                    ______%                 ______%
                  (__/__/__)              (__/__/__)

(1)THE PERFORMANCE INFORMATION ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/2005 TO 9/30/2005 WAS ___%.

THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/04.

                                                                        SINCE
                               1 YEAR       5 YEARS      10 YEARS     INCEPTION*
--------------------------------------------------------------------------------
CALIFORNIA TAX-FREE
MONEY MARKET FUND(1)
  Class S Shares                 ___%        ___%(a)       ___%(a)       ___%(a)
--------------------------------------------------------------------------------


(1)The performance data includes the performance of the Stepstone California Tax-Free Money Market Fund for the period prior to its consolidation with the HighMark California Tax-Free Money Market Fund on 4/25/97.

*Since 6/10/91.

(a)Prior to 9/30/99, performance for Class S Shares is based on Fiduciary Share performance. Fiduciary Shares, which were first offered 6/10/91, are not offered in this prospectus; however, because they are invested in the same portfolio of securities, annual returns for the two classes would be substantially similar. The performance of the Fiduciary Shares does not reflect Class S Shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

YIELD

The income a fund generates is commonly referred to as its "yield". For money market funds, yield is a more useful indication than total return of how a portfolio is performing. As a result, advertisements and other communications about the HighMark California Tax-Free Money Market Fund will typically mention the portfolio's yield. There are various types of yield, including current or 7-day yield and effective yield. All mutual funds must use the same formulas to calculate each of these yields.

The formula for effective yield assumes that investors take advantage of compounding by reinvesting their dividends; current or seven-day yield does not make the same assumption. As a result, a portfolio's effective yield typically will be slightly higher than its current or seven-day yield. Both types of yield will tend to fluctuate daily due to such factors as a fund's interest-rate exposure as well as the type and credit quality of its portfolio holdings.

To obtain current yield information for the Fund, please call 1-800-433-6884.

--------------------------------------------------------------------------------

[POUND SIGN GRAPHIC OMITTED]  FUND
                              INFORMATION

                              CLASS         CUSIP         TICKER
                              ----------------------------------
                              Class S       431112705     HCSXX

--------------------------------------------------------------------------------

[QUESTION MARK GRAPHIC OMITTED]  DID YOU KNOW?

MUNICIPAL SECURITIES are issued by California and other states, cities and municipalities to help finance utilities, schools, public works projects and facilities, among other things.

HIGH-QUALITY SECURITIES are those rated in the top two credit rating categories by nationally recognized rating agencies such as Standard & Poor's.

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                               7


--------------------------------------------------------------------------------

[DOLLAR SIGN GRAPHIC OMITTED]  FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold fund shares. The first table describes the fees you would pay directly from your investment if you buy or sell Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.


--------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
--------------------------------------------------------------------------------------------------
                                                                                           CLASS S
                                                                                           SHARES
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)          0%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                    0%
Redemption Fee (as a percentage of amount redeemed, if applicable)                           0%

--------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
--------------------------------------------------------------------------------------------------
                                                                                           CLASS S
                                                                                           SHARES
Investment Advisory Fees                                                                    0.30%
Distribution (12b-1) Fees                                                                   0.55%
Other Expenses                                                                              ____%
                                                                                           -------
   TOTAL ANNUAL FUND OPERATING EXPENSES                                                     ____%*


*The Fund's total actual operating expenses for the most recent fiscal year were less than the amount shown above because additional fees were waived or reimbursed in order to keep total operating expenses at a specified level. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses are expected to be as follows:


      Class S Shares: ___%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund's expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:


                             1 YEAR       3 YEARS      5 YEARS       10 YEARS
CLASS S SHARES               $_____       $_____       $_____         $_____

----------
PROSPECTUS
----------
8


HIGHMARK MONEY MARKET FUNDS
DIVERSIFIED MONEY MARKET FUND
--------------------------------------------------------------------------------

[AMPERSAND GRAPHIC OMITTED]  FUND SUMMARY
      INVESTMENT GOAL                  To seek current income with liquidity and stability of principal
      ----------------------------------------------------------------------------------------------------
      INVESTMENT FOCUS                 High-quality, short-term debt securities
      ----------------------------------------------------------------------------------------------------
      PRINCIPAL INVESTMENT STRATEGY    Employs top-down analysis of economic and market factors to select
                                       Fund investments
      ----------------------------------------------------------------------------------------------------
      SHARE PRICE VOLATILITY           Low
      ----------------------------------------------------------------------------------------------------
      INVESTOR PROFILE                 Short-term or risk-averse investors seeking our typically
                                       highest-yielding money market fund
      ----------------------------------------------------------------------------------------------------

[QUOTES GRAPHIC OMITTED]  INVESTMENT STRATEGY

HighMark Diversified Money Market Fund seeks to generate current income with liquidity and stability of principal. To pursue this goal, the Fund invests primarily in high-quality, short-term debt securities. "High-quality" securities are those that at least one nationally recognized rating agency such as Standard & Poor's has judged financially strong enough to be included in its highest credit-quality category for short-term securities. The Fund may also invest in nonrated securities if the portfolio managers believe they are of comparably high quality.

In choosing investments for the Fund, the portfolio managers consider several factors, including:

o     The outlook for interest rates

o Buying and selling activity in the high-quality, short-term securities market as a whole and/or for individual securities

o Current imbalances in the supply of high-quality, short-term securities relative to demand

o     The appropriateness of particular securities to the Fund's objectives

To limit the Fund's interest-rate risk, the Fund's managers will maintain an average weighted portfolio MATURITY of 90 days or less. In addition, each individual security in the portfolio will have an effective maturity of no more than 397 days.

Although the portfolio managers strive to ensure that the Fund is diversified, from time to time they may concentrate the Fund's assets in certain securities issued by U.S. banks, U.S. branches of foreign banks and foreign branches of U.S. banks, to the extent permitted under applicable SEC guidelines, if they believe it is in the best interest of the Fund's shareholders.


For a more complete description of the securities in which the Fund can invest, please see "Other Investment Matters" on page 20.


[EXCLAMATION MARK GRAPHIC OMITTED]  WHAT ARE THE MAIN RISKS OF INVESTING
                                    IN THIS FUND?

Your investment in the Fund may be subject to the following principal risks:

INTEREST-RATE RISK: The possibility that the value of the Fund's investments will decline due to an increase in interest rates, or that the Fund's yield will decrease due to a decline in interest rates.

CREDIT RISK: The possibility that an issuer cannot make timely interest and principal payments on its securities. In general, the lower a security's credit rating, the higher its credit risk.


For more information about these risks, please see "Glossary of Investment Risks" on page 23.


AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OR AN OBLIGATION OF UNION BANK OF CALIFORNIA, N.A., ITS AFFILIATES OR ANY BANK, AND IT IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                               9


--------------------------------------------------------------------------------

[AT SIGN GRAPHIC OMITTED]  PERFORMANCE
                           INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS THE PERFORMANCE OF THE FUND'S CLASS S SHARES FROM YEAR TO YEAR.(1),(a)

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

 5.56%   5.05%   5.21%  5.15%   4.63%   5.50%   3.36%   0.4891%   0.18%   ____%
--------------------------------------------------------------------------------
 1995    1996    1997   1998    1999    2000    2001     2002     2003    2004

                 BEST QUARTER            WORST QUARTER
                    ______%                 ______%
                  (__/__/__)              (__/__/__)

(1)THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/2005 TO 9/30/2005 WAS ___%.

THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/04.

                                                                        SINCE
                               1 YEAR       5 YEARS      10 YEARS     INCEPTION*
--------------------------------------------------------------------------------
DIVERSIFIED MONEY
MARKET FUND(1)
  Class S Shares                 ___%        ___%(a)      ___%(a)       ___%(a)


(1)Performance data includes the performance of the Stepstone Money Market Fund for the period prior to its consolidation with the HighMark Diversified Money Market Fund on 4/25/97.

*Since 2/1/91.

(a)Prior to 9/30/99, performance for Class S Shares is based on Fiduciary Share performance. Fiduciary Shares, which were first offered 2/1/91, are not offered in this prospectus; however, because they are invested in the same portfolio of securities, annual returns for the two classes would be substantially similar. The performance of the Fiduciary Shares does not reflect Class S Shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

YIELD

The income a fund generates is commonly referred to as its "yield". For money market funds, yield is a more useful indication than total return of how a portfolio is performing. As a result, advertisements and other communications about the HighMark Diversified Money Market Fund will typically mention the portfolio's yield. There are various types of yield, including current or 7-day yield and effective yield. All mutual funds must use the same formulas to calculate each of these yields.

The formula for effective yield assumes that investors take advantage of compounding by reinvesting their dividends; current or seven-day yield does not make the same assumption. As a result, a portfolio's effective yield typically will be slightly higher than its current or seven-day yield. Both types of yield will tend to fluctuate daily due to such factors as a fund's interest-rate exposure as well as the type and credit quality of its portfolio holdings. To obtain current yield information for the Fund, please call 1-800-433-6884.

                                                                     (CONTINUED)

--------------------------------------------------------------------------------

[POUND SIGN GRAPHIC OMITTED]  FUND
                              INFORMATION

                              CLASS         CUSIP         TICKER
                              ----------------------------------
                              Class S       431112408     HDSXX

--------------------------------------------------------------------------------

[QUESTION MARK GRAPHIC OMITTED]  DID YOU KNOW?

A portfolio's level of interest rate exposure is commonly indicated by the term MATURITY. Generally speaking, the longer a portfolio's maturity, the greater its level of interest rate exposure and, in turn, its risk/return potential.

----------
PROSPECTUS
----------
10


HIGHMARK MONEY MARKET FUNDS
DIVERSIFIED MONEY MARKET FUND (CONTINUED)
--------------------------------------------------------------------------------

[DOLLAR SIGN GRAPHIC OMITTED]  FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees you would pay directly from your investment if you buy or sell Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.


--------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
--------------------------------------------------------------------------------------------------
                                                                                           CLASS S
                                                                                           SHARES
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)          0%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                    0%
Redemption Fee (as a percentage of amount redeemed, if applicable)                           0%

--------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
--------------------------------------------------------------------------------------------------
                                                                                           CLASS S
                                                                                           SHARES
Investment Advisory Fees                                                                    0.30%
Distribution (12b-1) Fees                                                                   0.55%
Other Expenses                                                                              ____%
                                                                                           -------
   TOTAL ANNUAL FUND OPERATING EXPENSES                                                     ____%*


*The Fund's total actual operating expenses for the most recent fiscal year were less than the amount shown above because additional fees were waived or reimbursed in order to keep total operating expenses at a specified level. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses are expected to be as follows:


      Class S Shares: ___%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund's expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:


                             1 YEAR       3 YEARS      5 YEARS       10 YEARS
CLASS S SHARES               $_____       $_____       $_____         $_____

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              11


HIGHMARK MONEY MARKET FUNDS
U.S. GOVERNMENT MONEY MARKET FUND
--------------------------------------------------------------------------------

[AMPERSAND GRAPHIC OMITTED]  FUND SUMMARY
      INVESTMENT GOAL                  To seek current income with liquidity and stability of principal
      ----------------------------------------------------------------------------------------------------
      INVESTMENT FOCUS                 Short-term obligations issued or guaranteed by the U.S. government and its agencies
      ----------------------------------------------------------------------------------------------------
      PRINCIPAL INVESTMENT STRATEGY    Employs top-down analysis of economic and market factors to select
                                       Fund investments
      ----------------------------------------------------------------------------------------------------
      SHARE PRICE VOLATILITY           Low
      ----------------------------------------------------------------------------------------------------
      INVESTOR PROFILE                 Short-term or risk-averse investors seeking a money market fund investing primarily in U.S. government obligations
      ----------------------------------------------------------------------------------------------------

[QUOTES GRAPHIC OMITTED]  INVESTMENT STRATEGY

HighMark U.S. Government Money Market Fund seeks current income with liquidity and stability of principal. To pursue this goal, the Fund invests exclusively in short-term debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, such as the Government National Mortgage Association ("Ginnie Mae") and the Federal National Mortgage Association ("Fannie Mae"). Some of these debt obligations may be subject to repurchase agreements. In certain cases, securities issued by government-sponsored agencies may not be guaranteed or insured by the U.S. government.

To limit the Fund's interest-rate risk, the Fund's managers will maintain an average weighted portfolio MATURITY of 90 days or less. In addition, each individual security in the portfolio will have an effective MATURITY of no more than 397 days.

In choosing investments for the Fund, the portfolio managers consider such factors as:

o     The outlook for interest rates

o Buying and selling activity in the U.S. government securities market as a whole and/or for individual securities

o     Imbalances in the supply of U.S. government securities relative to demand

o     The appropriateness of particular securities to the Fund's objectives


For a more complete description of the securities in which the Fund can invest, please see "Other Investment Matters" on page 20.


[EXCLAMATION MARK GRAPHIC OMITTED]  WHAT ARE THE MAIN RISKS OF INVESTING
                                    IN THIS FUND?

Your investment in the Fund may be subject to the following principal risks:

INTEREST-RATE RISK: The possibility that the Fund's investments may decline in value due to an increase in interest rates, or that the Fund's yield will decrease due to declining interest rates.

CREDIT RISK: The possibility that an issuer cannot make timely interest and principal payments on its securities. In general, the lower a security's credit rating, the higher its credit risk.

GOVERNMENT-SPONSORED ENTITIES RISK: The securities in which the Fund invests that are issued by government-sponsored entities may not be guaranteed or insured by the U.S. government and may only be supported by the credit of the issuing agency.


For more information about these risks, please see "Glossary of Investment Risks" on page 23.


AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OR AN OBLIGATION OF UNION BANK OF CALIFORNIA, N.A., ITS AFFILIATES OR ANY BANK, AND IT IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                                     (CONTINUED)

----------
PROSPECTUS
----------
12


HIGHMARK MONEY MARKET FUNDS
U.S. GOVERNMENT MONEY MARKET FUND (CONTINUED)
--------------------------------------------------------------------------------

[AT SIGN GRAPHIC OMITTED]  PERFORMANCE
                           INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS THE PERFORMANCE OF THE FUND'S CLASS S SHARES FROM YEAR TO YEAR.(1),(a)

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

 5.23%   4.69%   5.00%  5.02%   4.51%   5.37%   3.09%   0.83%   0.14%   ____%
--------------------------------------------------------------------------------
 1995    1996    1997   1998    1999    2000    2001    2002    2003    2004

                 BEST QUARTER            WORST QUARTER
                    ______%                 ______%
                  (__/__/__)              (__/__/__)

(1)THE PERFORMANCE INFORMATION ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/2005 TO 9/30/2005 WAS ___%.

THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/04.

                                                                        SINCE
                               1 YEAR       5 YEARS      10 YEARS     INCEPTION*
--------------------------------------------------------------------------------
U.S. GOVERNMENT
MONEY MARKET FUND
  Class S Shares                ___%        ___%(a)       ___%(a)       ___%(a)
--------------------------------------------------------------------------------


*Since 8/10/87.

(a)Prior to 9/30/99, performance for Class S Shares is based on Fiduciary Share performance. Fiduciary Shares, which were first offered 8/10/87, are not offered in this prospectus; however, because they are invested in the same portfolio of securities, annual returns for the two classes would be substantially similar. The performance of the Fiduciary Shares does not reflect Class S Shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

YIELD

The income a fund generates is commonly referred to as its "yield". For money market funds in particular, yield is a more useful indication than total return of how a portfolio is performing. As a result, advertisements and other communications about the HighMark U.S. Government Money Market Fund will typically mention the portfolio's yield. There are various types of yield, including current or 7-day yield and effective yield. All mutual funds must use the same formulas to calculate each of these yields.

The formula for effective yield assumes that investors take advantage of compounding by reinvesting their dividends; current or seven-day yield does not make the same assumption. As a result, a portfolio's effective yield typically will be slightly higher than its current or seven-day yield. Both types of yield will tend to fluctuate daily due to such factors as a fund's interest-rate exposure as well as the type and credit quality of its portfolio holdings.

To obtain current yield information for the Fund, please call 1-800-433-6884.

--------------------------------------------------------------------------------

[POUND SIGN GRAPHIC OMITTED]  FUND
                              INFORMATION

                              CLASS         CUSIP         TICKER
                              ----------------------------------
                              Class S       431112507     HGSXX

--------------------------------------------------------------------------------

[QUESTION MARK GRAPHIC OMITTED]  DID YOU KNOW?

A portfolio's level of interest rate exposure is commonly indicated by the term MATURITY. Generally speaking, the longer a portfolio's maturity, the greater its level of interest rate exposure and, in turn, its risk/return potential.

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              13


--------------------------------------------------------------------------------

[DOLLAR SIGN GRAPHIC OMITTED]  FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold fund shares. The first table describes the fees you would pay directly from your investment if you buy or sell Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.


----------------------------------------------------------------------------------------------
SHAREHOLDER FEES
----------------------------------------------------------------------------------------------
                                                                                      CLASS S
                                                                                      SHARES
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)      0%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                0%
Redemption Fee (as a percentage of amount redeemed, if applicable)                       0%
----------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
----------------------------------------------------------------------------------------------
                                                                                      CLASS S
                                                                                      SHARES
Investment Advisory Fees                                                                0.30%
Distribution (12b-1) Fees                                                               0.55%
Other Expenses                                                                          ____%
                                                                                       -------
   TOTAL ANNUAL FUND OPERATING EXPENSES                                                 ____%*


*The Fund's total actual operating expenses for the most recent fiscal year were less than the amount shown above because additional fees were waived or reimbursed in order to keep total operating expenses at a specified level. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses are expected to be as follows:


      Class S Shares: ___%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund's expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:


                             1 YEAR     3 YEARS    5 YEARS    10 YEARS
CLASS S SHARES               $_____     $_____     $_____      $_____

----------
PROSPECTUS
----------
14


HIGHMARK FUNDS
--------------------------------------------------------------------------------

SHAREOWNER GUIDE -
HOW TO INVEST IN THE
HIGHMARK FUNDS

Before you invest, we encourage you to carefully read the HighMark Fund profiles included in this prospectus and consider which Funds are appropriate for your particular financial situation, risk tolerance and goals. As always, your financial representative can provide you with valuable assistance in making this decision. He or she can also help you choose which of the Fund share classes we offer is right for you.

FOREIGN INVESTORS


The Funds do not accept investments by non-resident aliens.


CHOOSING A SHARE CLASS

HighMark Funds offers different classes of Fund Shares, which have different expenses and other characteristics. Only one class of Fund Shares, Class S Shares, is offered in this prospectus. To choose the one that is best suited to your needs and goals, consider the amount of money you want to invest, how long you expect to invest it and whether you plan to make additional investments. The following are some of the main characteristics of HighMark's Class S Shares:

CLASS S SHARES

o     No sales charge.

o     Distribution (12b-1) fees of 0.55%.

o Available only to investors in Union Bank of California, N.A.'s Corporate Sweep service.

FOR THE ACTUAL PAST EXPENSES OF THE CLASS S SHARES, SEE THE INDIVIDUAL FUND PROFILES EARLIER IN THIS PROSPECTUS.

THE FUNDS ALSO OFFER CLASS A AND FIDUCIARY SHARES, EACH OF WHICH HAS ITS OWN EXPENSE STRUCTURE. THE U.S. GOVERNMENT MONEY MARKET FUND ALSO OFFERS CLASS B SHARES (CLASS A AND CLASS B SHARES ARE COLLECTIVELY "RETAIL SHARES"). FIDUCIARY SHARES ARE AVAILABLE ONLY TO FINANCIAL INSTITUTIONS, FIDUCIARY CLIENTS OF UNION BANK OF CALIFORNIA, N.A., AND CERTAIN OTHER QUALIFIED INVESTORS. RETAIL SHARES ARE AVAILABLE TO NON-FIDUCIARY CLIENTS OF UNION BANK OF CALIFORNIA, N.A., WHO ARE NOT OTHERWISE ELIGIBLE FOR FIDUCIARY SHARES. CALL US AT 1-800-433-6884 FOR MORE DETAILS.

FEES FOR DISTRIBUTION OF SHARES

HighMark Funds has adopted 12b-1 plans with respect to Class S Shares that allow each Fund to pay distribution and service fees. The maximum distribution and service fee for Class S Shares is as follows:

                                          PERCENTAGE OF AVERAGE
SHARE CLASS                                 DAILY NET ASSETS
Class S                                           0.55%

Because 12b-1 fees are paid on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

PAYMENTS TO FINANCIAL FIRMS


Some or all of the distribution fees and servicing fees described above are paid or "reallowed" to the broker, dealer, financial adviser or other financial intermediary through which you purchase your Shares. In addition to the foregoing, your broker, dealer, financial adviser or other financial intermediary may receive certain other payments and compensation described below. For purposes of the following, "financial firms" means brokers, dealers, financial advisers and other financial intermediaries.

HighMark Capital Management, Inc., pays out of its own assets compensation to financial firms for the sale and distribution of the Shares of any of the Funds and/or for the servicing of Shares. Payments made by HighMark Capital Management, Inc. may be made to supplement commissions paid to financial firms, and may take the form of (1) due diligence payments for a financial firm's examination of the Funds and payments for employee training and education relating to the Funds; (2) listing fees for the placement of the Funds on a financial firm's list of mutual funds available for purchase by its clients; (3) fees for providing the Funds with "shelf space" and/or a higher profile for a financial firm's financial consultants and their customers and/or placing the Funds on the financial firm's preferred or recommended list; (4) marketing support fees for providing assistance in promoting the sale of Shares; (5) payments in connection with attendance at sales meetings for the promotion of the sale of Shares; (6) payments for maintaining shareholder accounts on a financial firm's platform; and (7) payments for the sale of Shares and/or the maintenance of share balances.

Payments made by HighMark Capital Management, Inc. to a financial firm also may be used by the financial firm to pay for the travel expenses, meals, lodging and entertainment of financial firms and their salespersons and guests in connection with education, sales and promotional programs. These programs, which may be different for different financial firms, will not change the price an investor will pay for Shares or the amount that a Fund will receive for the sale of Shares.

Financial firms may also receive sales charges, distribution fees, servicing fees and other compensation relating to other classes of Shares and other Funds not offered in this prospectus.

If investment advisers, administrators, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular Share class over other Share classes. Speak with your financial adviser to learn more about the total amounts paid to your financial adviser and his or her firm by the Funds, HighMark Capital Management, Inc. and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial adviser at the time of purchase.

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              15


--------------------------------------------------------------------------------

HighMark Capital Management, Inc. does not consider sales of Shares of a Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. However, some broker-dealers that sell Shares of the Funds may receive commissions from a Fund in connection with the execution of the Fund's portfolio transactions.

BUYING AND SELLING SHARES

Class S Shares are designed to provide convenience through automatic investment of uninvested cash balances of those investors in Union Bank of California's Corporate Sweep service. If you participate in the sweep service, you may choose a Fund as your "primary fund" and uninvested cash balances in your account will be automatically invested in Class S Shares of your primary fund, according to the terms and conditions of your account agreement with Union Bank of California. Class S Shares of a primary fund also will be sold to cover any negative cash balance in your account, according to the terms and conditions of your account agreement.

Please contact Union Bank of California for more information.

WE RESERVE THE RIGHT TO REJECT A PURCHASE ORDER IF THE DISTRIBUTOR OR THE ADVISER DETERMINES THAT IT IS NOT IN THE BEST INTEREST OF HIGHMARK FUNDS OR ITS SHAREHOLDERS.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you. This information will be verified to ensure the identity of all persons opening an account.

HighMark Funds is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, HighMark Funds is required to collect documents to fulfill its legal obligations. Documents provided in connection with your application will be used solely to establish and verify customer identity, and HighMark Funds shall have no obligation with respect to the terms of any such document.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of HighMark Funds (e.g., 72 hours), which may change from time to time, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the net asset value per share next-determined after receipt of your application in proper form.

However, HighMark Funds reserves the right to close your account at the then-current day's price if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of HighMark Funds (e.g., 96 hours), which may change from time to time. If HighMark Funds is unable to verify your identity, it reserves the right to liquidate your account at the then-current day's price and remit proceeds to you via check. HighMark Funds reserves the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

TRANSACTION POLICIES

VALUATION OF SHARES. A Fund's net asset value per share of a class is calculated according to the following formula:

      (Total mkt. value of the Fund's investments and other assets allocable to the class - the class's liabilities)

      /  Total number of the Fund's Shares outstanding in the class

      =  The class's net asset value per share

We determine the net asset value (NAV) of each HighMark Money Market Fund as of 11:00 a.m. Pacific time (2:00 p.m. Eastern time) every business day, based on the amortized cost of the Fund's assets. Amortized cost does not take into account unrealized capital gains or losses. We strive to keep each money market fund's NAV at a constant $1.00, but there is a remote possibility that you could lose money by investing in the Funds. If the amortized cost of a Fund's assets is not available, we value its securities by using a method that the Funds' Board of Trustees believes accurately reflects fair value. For further information about how we determine the value of the Funds' investments, see the Statement of Additional Information ("SAI").

BUY AND SELL PRICES. When you buy Shares of a Fund, the amount you pay per share is based on the net asset value per share of the applicable class of Shares next determined after we receive your order. When you sell Shares of a Fund, you receive proceeds based on the net asset value per share of the applicable class of Shares next determined after we receive your order.

EXECUTION OF ORDERS. You may buy and sell Shares of the HighMark Money Market Funds on any day when both the Federal Reserve Wire System and the New York Stock Exchange are open for business (hereafter referred to as a "business day").

----------
PROSPECTUS
----------
16


HIGHMARK FUNDS
--------------------------------------------------------------------------------

o PURCHASING SHARES BY MAIL: If you mail us a purchase order, we will execute it after we have received your payment. (Note: If your check does not clear, we will be forced to cancel your purchase and may hold you liable for any losses or fees incurred.)

o PURCHASING SHARES BY WIRE: If you place a purchase order by wire on any business day, we will execute it that day, provided that we have received your order by the following times:

      o California Tax-Free Money Market Fund: Before 8:00 a.m. PT (11:00 a.m. ET)

      o 100% U.S. Treasury Money Market Fund: Before 9:00 a.m. PT (12:00 noon ET)

      o     Diversified Money Market Fund: Before 11:00 a.m. PT (2:00 p.m. ET)

      o     U.S. Government Money Market Fund: Before 11:00 a.m. PT (2:00 p.m.
            ET)

In addition, you must wire the money you wish to invest and it must be received by our Transfer Agent prior to 11:00 a.m. PT (2:00 p.m. ET). If we do not receive your order or the money you plan to wire by these deadlines, the trade will be canceled and you must resubmit the trade at the time the wire is sent.

o SELLING SHARES: To sell Shares on any one business day, you must place your redemption order by the following times:

      o California Tax-Free Money Market Fund: Before 8:00 a.m. PT (11:00 a.m. ET)

      o 100% U.S. Treasury Money Market Fund: Before 9:00 a.m. PT (12:00 noon ET)

      o     Diversified Money Market Fund: Before 11:00 a.m. PT (2:00 p.m. ET)

      o     U.S. Government Money Market Fund: Before 11:00 a.m. PT (2:00 p.m.
            ET)

If we do not receive your request by the times listed above, we will execute your order the following business day.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of HighMark Funds' overall obligation to deter money laundering under Federal law. HighMark Funds has adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, HighMark Funds reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of HighMark Funds management, they are deemed to be in the best interest of the Funds or in cases when HighMark Funds is requested or compelled to do so by governmental or law enforcement authorities.


FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

HighMark Fund's Board of Trustees has adopted policies and procedures designed to discourage frequent purchases and redemptions of shares of the Funds or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below.

RISKS ASSOCIATED WITH EXCESSIVE OR SHORT-TERM TRADING GENERALLY. While the Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Fund`s shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Fund`s shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Fund may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, a Fund may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect a Fund`s performance.

A Fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Fund calculates its NAV at 1:00 p.m. Pacific time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of foreign securities established some time before a Fund calculates its own share price (referred to as "time zone arbitrage"). The Funds have procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Fund calculates its NAV. While there is no assurance, the Funds expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will reduce a shareholder`s ability to engage in time zone arbitrage to the detriment of the other shareholders of the Funds.

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              17


--------------------------------------------------------------------------------


A shareholder engaging in a short-term trading strategy may also target a Fund that does not invest primarily in foreign securities. Any Fund that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Funds that may be adversely affected by price arbitrage include, in particular, those Funds that significantly invest in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities.

RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS. Purchases and exchanges should be made primarily for investment purposes. Each Fund and/or its principal underwriter reserves the right to refuse any purchase or exchange order at any time or to suspend redemptions with respect to any shareholder, including transactions representing excessive trading and transactions accepted by any shareholder`s financial adviser. In addition, the Funds` adviser will use its best efforts to detect short-term trading activity in a Fund's Shares and reject any purchase, redemption or exchange if, in its judgment, the transaction would adversely affect the Fund or its shareholders. The adviser, however, will not always be able to detect or prevent market timing activity or other trading activity that may disadvantage a Fund. For example, the ability to monitor trades that are placed by omnibus or other nominee accounts is limited when the broker, retirement plan administrator or fee-based program sponsor maintains the record of a Fund`s underlying beneficial owners. In the event that the Funds or their agents reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed.

DISCLOSURE OF PORTFOLIO HOLDINGS

HighMark Capital Management, Inc., the Funds` adviser, has established a policy with respect to the disclosure of a Fund`s portfolio holdings. A description of this policy is provided in the SAI. In addition, each Fund's top ten monthly portfolio holdings are generally available to you two days after the end of the period by clicking on "Funds and Performance" on the HighMark Funds website.

Note that the Funds or their adviser may suspend the posting of this information or modify the elements of this web posting policy without notice to shareholders.


DIVIDENDS

We declare each HighMark Money Market Fund's net income at the close of each business day and pay any dividends to shareholders monthly.

We will automatically reinvest any income and capital gains distributions you are entitled to in additional Shares of your Fund(s), unless you notify our Transfer Agent that you want to receive your distributions in cash. To do so, send a letter with your request, including your name and account number, to:

HighMark Funds
P.O. Box 8416
Boston, MA 02266-8416

Your request will become effective for distributions having record dates after our Transfer Agent receives your request. Note that the IRS treats dividends paid in additional Fund Shares the same as it treats dividends paid in cash.

TAXES


Your mutual fund investments may have a considerable impact on your tax situation. We have summarized some of the main points you should know below. Note, however, that the following is general information and will not apply to you if you are investing through a tax-deferred account such as an IRA or a qualified employee benefit plan.


IMPORTANT NOTE: IF YOU HAVE NOT DONE SO ALREADY, BE SURE TO PROVIDE US WITH YOUR CORRECT TAXPAYER IDENTIFICATION NUMBER OR CERTIFY THAT IT IS CORRECT. UNLESS WE HAVE THAT INFORMATION, WE MUST, BY LAW, WITHHOLD A PORTION OF THE TAXABLE DISTRIBUTIONS YOU WOULD OTHERWISE BE ENTITLED TO RECEIVE FROM YOUR FUND INVESTMENTS AS WELL AS A PORTION OF ANY PROCEEDS YOU WOULD NORMALLY RECEIVE FROM SELLING FUND SHARES.

END-OF-YEAR TAX STATEMENTS


We will send you a statement each year showing the tax status of all your distributions. The laws governing taxes change frequently, so please consult your tax adviser for the most up-to-date information and specific guidance about your particular tax situation. You can find more information about the potential tax consequences of mutual fund investing in the SAI.


TAXATION OF SHAREHOLDER TRANSACTIONS

An exchange of a Fund's shares for shares of another Fund will be treated as a sale of the Fund's shares and, as with all sales and redemptions of Fund shares, any gain on the transaction (although unlikely in a Money Market Fund) will be subject to federal income tax.

----------
PROSPECTUS
----------
18


HIGHMARK FUNDS
--------------------------------------------------------------------------------

TAXES ON FUND
DISTRIBUTIONS

o FEDERAL TAXES: The IRS generally treats any dividends and short-term capital gains you receive from the Funds as ordinary income.

o STATE AND LOCAL TAXES: In addition to federal taxes, you may have to pay state and local taxes on the dividends or capital gains you receive from a Fund.

o TAXATION OF LONG-TERM CAPITAL GAINS: Distributions of net long-term capital gains you receive from a Fund will be taxed at the long-term federal capital gains rate, regardless of how long you've owned Shares in the Fund. Some states also tax long-term capital gain distributions at a special rate.

o "BUYING A DIVIDEND": You may owe taxes on Fund distributions even if they represent income or capital gains the Fund earned before you invested in it and thus were likely included in the price you paid.


o REINVESTMENT: A Fund's distributions, whether received in cash or reinvested in additional Shares of the Fund, may be subject to federal income tax.


SPECIAL CONSIDERATIONS FOR SHAREHOLDERS OF THE HIGHMARK CALIFORNIA TAX-FREE MONEY MARKET FUND: We expect that the income dividends you receive from the Fund will be exempt from federal and California state personal income taxes. The IRS will tax any short-term capital gains you receive from the Fund as ordinary income. If you receive Social Security or railroad retirement benefits, you should consult your tax adviser to determine whether investing in the Fund could increase the federal taxation of such benefits. In addition, some of the income you receive from the Fund may be included in the computation of federal and state alternative minimum tax liability.


THE TAX CONSIDERATIONS DESCRIBED ABOVE MAY OR MAY NOT APPLY TO YOU. SEE THE SAI FOR FURTHER DETAILS. PLEASE CONSULT YOUR TAX ADVISER TO HELP DETERMINE WHETHER THESE CONSIDERATIONS ARE RELEVANT TO YOUR INVESTMENTS AND TAX SITUATION.


MORE ABOUT THE
HIGHMARK FUNDS
INVESTMENT MANAGEMENT

INVESTMENT ADVISER


HighMark Capital Management, Inc., serves as investment adviser of the HighMark Funds and manages their investment portfolios on a day-to-day basis under the supervision of the HighMark Funds' Board of Trustees. HighMark Capital Management, Inc. also serves as the administrator of the HighMark Funds.

HighMark Capital Management is a subsidiary of Union Bank of California, N.A., which is a subsidiary of UnionBanCal Corporation. UnionBanCal Corporation is a publicly held corporation which is principally held by The Bank of Tokyo-Mitsubishi, Ltd (BTM). BTM is in turn a wholly owned subsidiary of Mitsubishi Tokyo Financial Group, Inc. As of ____________, ____, UnionBanCal Corporation and its subsidiaries had approximately $____ billion in consolidated assets. As of the same date, HighMark Capital Management had approximately $____ billion in assets under management. HighMark Capital Management (and its predecessors) has been providing investment management services to individuals, institutions and large corporations since 1919.


Over the past fiscal year, the Funds paid the following management fees to HighMark Capital Management:


FUND                                          % OF NET ASSETS
100% U.S. Treasury
    Money Market Fund                          ___%
California Tax-Free
    Money Market Fund                          ___%
Diversified Money
    Market Fund                                ___%
U.S Government
    Money Market Fund                          ___%

A discussion regarding the basis for HighMark Funds' Board of Trustees approving the advisory agreement between HighMark Capital Management, Inc. and HighMark Funds is available in the Fund's Annual Report to shareholders for the fiscal year ending July 31, 2005.

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              19


--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand each Fund's financial performance for the past 5 years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by ____________, as noted in its report dated ________________. This report, along with the Fund's financial statements, is incorporated by reference in the SAI, which is available upon request.

                                                                                         Dividends and
                                                    Investment Activities                Distributions
                                                   ----------------------             -------------------
                                                                 Net
                                           Net                 Realized
                                          Asset                  and                                                         Net
                                          Value,              Unrealized                                       Total        Asset
                                        of Period     Net     Gain (Loss)    Total       Net                 Dividends      Value,
                                        Beginning  Investment     on          from    Investment  Capital       and          End
                                        of Period    Income   Investments  Operations   Income     Gains   Distributions  of Period
------------------------------------------------------------------------------------------------------------------------------------
100% U.S. TREASURY MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------------------------
CLASS S SHARES
For the periods ended July 31,:
2005+                                     $          $          $            $         $          $           $             $
2004+                                       1.00      0.001         --        0.001     (0.001)       --       (0.001)        1.00
2003+                                       1.00      0.004         --        0.004     (0.004)       --       (0.004)        1.00
2002+                                       1.00      0.014         --        0.014     (0.014)       --       (0.014)        1.00
2001                                        1.00      0.044         --        0.044     (0.044)       --       (0.044)        1.00
------------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA TAX-FREE MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------------------------
CLASS S SHARES
For the periods ended July 31,:
2005+                                     $          $          $            $         $          $           $             $
2004+                                       1.00      0.001         --        0.001     (0.001)       --       (0.001)        1.00
2003+                                       1.00      0.003         --        0.003     (0.003)       --       (0.003)        1.00
2002+                                       1.00      0.007         --        0.007     (0.007)       --       (0.007)        1.00
2001                                        1.00      0.024         --        0.024     (0.024)       --       (0.024)        1.00
------------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------------------------
CLASS S SHARES
For the periods ended July 31,:
2005+                                     $          $          $            $         $          $           $             $
2004+                                       1.00      0.001         --        0.001     (0.001)       --       (0.001)        1.00
2003+                                       1.00      0.004         --        0.004     (0.004)       --       (0.004)        1.00
2002+                                       1.00      0.015         --        0.015     (0.015)       --       (0.015)        1.00
2001                                        1.00      0.048         --        0.048     (0.048)       --       (0.048)        1.00
------------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------------------------
CLASS S SHARES
For the periods ended July 31,:
2005+                                     $          $          $            $         $          $           $             $
2004+                                       1.00      0.001         --        0.001     (0.001)       --       (0.001)        1.00
2003+                                       1.00      0.004         --        0.004     (0.004)       --       (0.004)        1.00
2002+                                       1.00      0.014         --        0.014     (0.014)       --       (0.014)        1.00
2001                                        1.00      0.046         --        0.046     (0.046)       --       (0.046)        1.00

                                                                                Ratio
                                                                             of Expenses
                                                                             to Average     Ratio of
                                                                             Net Assets       Net
                                                     Net          Ratio       Excluding    Investment
                                                   Assets,     of Expenses   Fee Waivers     Income
                                                     End       Net Assets        and         (Loss)
                                         Total    of Period    to Average     Reduction    to Average
                                        Return*     (000)      Net Assets    of Expenses   Net Assets
-----------------------------------------------------------------------------------------------------
100% U.S. TREASURY MONEY MARKET FUND
-----------------------------------------------------------------------------------------------------
CLASS S SHARES
For the periods ended July 31,:
2005+                                        %     $                  %             %             %
2004+                                    0.08       265,195       0.94          1.11          0.05
2003+                                    0.36       383,537       1.06          1.10          0.40
2002+                                    1.36       639,187       1.04          1.09          1.37
2001                                     4.52       810,796       1.02          1.09          4.42
-----------------------------------------------------------------------------------------------------
CALIFORNIA TAX-FREE MONEY MARKET FUND
-----------------------------------------------------------------------------------------------------
CLASS S SHARES
For the periods ended July 31,:
2005+                                        %     $                  %             %             %
2004+                                    0.07        33,091       0.92          1.11          0.07
2003+                                    0.29        43,870       0.94          1.09          0.29
2002+                                    0.72        65,360       0.97          1.09          0.75
2001                                     2.39       122,194       0.97          1.10          2.38
-----------------------------------------------------------------------------------------------------
DIVERSIFIED MONEY MARKET FUND
-----------------------------------------------------------------------------------------------------
CLASS S SHARES
For the periods ended July 31,:
2005+                                        %     $                  %             %             %
2004+                                    0.09       750,722       1.07          1.11          0.08
2003+                                    0.45       985,564       1.08          1.10          0.47
2002+                                    1.52     1,337,571       1.07          1.10          1.55
2001                                     4.88     1,584,325       1.07          1.10          4.78
-----------------------------------------------------------------------------------------------------
U.S. GOVERNMENT MONEY MARKET FUND
-----------------------------------------------------------------------------------------------------
CLASS S SHARES
For the periods ended July 31,:
2005+                                        %     $                  %             %             %
2004+                                    0.06        32,923       1.04          1.12          0.06
2003+                                    0.38        61,240       1.07          1.10          0.42
2002+                                    1.37       101,192       1.07          1.09          1.44
2001                                     4.66       161,498       1.07          1.10          4.54


--------------------------------------------------------------------------------

AMOUNTS DESIGNATED AS "-" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.


* Total return does not reflect any applicable sales charge. Total return is for the period indicated and has not been annualized.
+     Per share amounts calculated using average shares method.

----------
PROSPECTUS
----------
20


HIGHMARK FUNDS
--------------------------------------------------------------------------------

OTHER INVESTMENT MATTERS


No Fund is a complete investment program. The investment objectives or goals of the Funds and the investment policies of the Funds can be changed without shareholder approval, except for the policies that are identified as "fundamental" in the SAI.

The Funds invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. The following table describes the securities and techniques the Funds use, as well as the main risks they pose. Fixed-income securities are subject primarily to market, credit and prepayment risk. Following the table is a more complete discussion of risk. You may also consult the SAI for more details about the securities in which the Funds may invest.


FUND NAME                                                FUND CODE
100% U.S. Treasury Money Market Fund                     1
California Tax-Free Money Market Fund                    2
Diversified Money Market Fund                            3
U.S. Government Money Market Fund                        4

INSTRUMENT                                                                      FUND           RISK TYPE
------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES: Securities backed by receivables, home equity          2, 3           Prepayment
loans, truck and auto loans, leases, credit card receivables and other                         Market
securities backed by other types of receivables or assets.                                     Credit
                                                                                               Regulatory
------------------------------------------------------------------------------------------------------------------------------
BANKERS' ACCEPTANCES: Bills of exchange or time drafts drawn on and accepted    2, 3           Credit
by a commercial bank. They generally have maturities of six months or less.                    Liquidity
                                                                                               Market
------------------------------------------------------------------------------------------------------------------------------
BONDS: Interest-bearing or discounted government or corporate securities        2-4            Market
that obligate the issuer to pay the bondholder a specified sum of money,                       Political
usually at specific intervals, and to repay the principal amount of the loan                   Liquidity
at maturity.                                                                                   Foreign Investment
                                                                                               Prepayment
------------------------------------------------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT: Negotiable instruments with a stated maturity.         2, 3           Market
                                                                                               Credit
                                                                                               Liquidity
------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER: Secured and unsecured short-term promissory notes issued      2-4            Credit
by corporations and other entities. Maturities generally vary from a few                       Liquidity
days to nine months.                                                                           Market
------------------------------------------------------------------------------------------------------------------------------
DEMAND NOTES: Securities that are subject to puts and standby commitments to    2-4            Market
purchase the securities at a fixed price (usually with accrued interest)                       Liquidity
within a fixed period of time following demand by a Fund.                                      Management

------------------------------------------------------------------------------------------------------------------------------
DERIVATIVES: Instruments whose value is derived from an underlying contract,    2-4            Management
index or security, or any combination thereof, including futures, options                      Market
(e.g., puts and calls), options on futures, swap agreements, and some                          Credit
mortgage-backed securities.                                                                    Liquidity
                                                                                               Leverage
                                                                                               Prepayment
------------------------------------------------------------------------------------------------------------------------------
FOREIGN SECURITIES: Commercial paper of foreign issuers and obligations of      3              Market
foreign banks, overseas branches of U.S. banks and supranational entities.                     Political
                                                                                               Liquidity
                                                                                               Foreign Investment
------------------------------------------------------------------------------------------------------------------------------
ILLIQUID SECURITIES: Securities that ordinarily cannot be sold within seven     1-4            Liquidity
business days at the value the Fund has estimated for them. Each HighMark
Money Market Fund may invest up to 10% of its net assets in illiquid securities.
------------------------------------------------------------------------------------------------------------------------------

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              21


--------------------------------------------------------------------------------

INSTRUMENT                                                                      FUND           RISK TYPE
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT COMPANY SECURITIES: Shares of registered investment companies.       2-4            Market
These may include HighMark Money Market Funds and other registered investment companies for which HighMark, its sub-advisers, or any of their affiliates serves as investment adviser, administrator or distributor. Each
Fund may invest up to 5% of its assets in the Shares of any one registered investment company that has an investment objective similar to the Fund's.
A Fund may not, however, own more than 3% of the securities of any one registered investment company or invest more than 10% of its assets in the
Shares of other registered investment companies. As a shareholder of an investment company, a Fund will indirectly bear investment management fees of that investment company, which are in addition to the management fees the Fund pays its own adviser.
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE SECURITIES: Securities rated BBB or better by S&P; Baa or      2, 3           Market
better by Moody's; similarly rated by other nationally recognized rating                       Credit
organizations; or, if not rated, determined to be of comparably high quality                   Prepayment
by the Adviser.
------------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES: Securities backed by real estate loans and pools    2, 3           Prepayment
of loans. These include collateralized mortgage obligations (CMOs) and real                    Market
estate mortgage investment conduits (REMICs).                                                  Credit
                                                                                               Regulatory
------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES: Securities issued by a state or political subdivision     2, 3           Market
to obtain funds for various public purposes. Municipal securities may                          Credit
include both taxable and tax-exempt private activity bonds and industrial                      Political
development bonds, as well as general obligation bonds, tax anticipation                       Tax
notes, bond anticipation notes, revenue anticipation notes, project notes,                     Regulatory
other short-term obligations such as municipal leases, and obligations of                      Prepayment
municipal housing authorities (single family revenue bonds).

There are two general types of municipal bonds: General-obligation bonds, which are secured by the taxing power of the issuer (and, in California, have the approval of voters) and revenue bonds, which take many shapes and forms but are generally backed by revenue from a specific project or tax.
These include, but are not limited, to certificates of participation (COPs);
utility and sales tax revenues; tax increment or tax allocations; housing and special tax, including assessment district and community facilities district (Mello-Roos) issues which are secured by specific real estate parcels; hospital revenue; and industrial development bonds that are secured by a private company.
------------------------------------------------------------------------------------------------------------------------------
PARTICIPATION INTERESTS: Interests in municipal securities from financial       2              Market
institutions such as commercial and investment banks, savings and loan                         Liquidity
associations and insurance companies. These interests are usually structured                   Credit
as some form of indirect ownership that allows the Fund to treat the income                    Tax
from the investment as exempt from federal income tax. The Fund invests in these interests to obtain credit enhancement on demand features that would be available through direct ownership of the underlying municipal securities.
------------------------------------------------------------------------------------------------------------------------------

----------
PROSPECTUS
----------
22


HIGHMARK FUNDS
--------------------------------------------------------------------------------

INSTRUMENT                                                                      FUND           RISK TYPE
------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: The purchase of a security and the simultaneous          2-4            Market
commitment to return the security to the seller at an agreed upon price on                     Leverage
an agreed upon date. This is treated as a loan.
------------------------------------------------------------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENT: The sale of a security and the simultaneous       2-4            Market
commitment to buy the security back at an agreed upon price on an agreed                       Leverage
upon date. This is treated as a borrowing by a Fund.
------------------------------------------------------------------------------------------------------------------------------
RESTRICTED SECURITIES: Securities not registered under the Securities Act of    1-4            Liquidity
1933, such as privately placed commercial paper and Rule 144A securities.                      Market
------------------------------------------------------------------------------------------------------------------------------
SECURITIES LENDING: The lending of up to 33 1/3% of the Fund's total assets.    2-4            Market
In return the Fund receives cash, other securities and/or letters of credit.                   Leverage
                                                                                               Liquidity
                                                                                               Credit
------------------------------------------------------------------------------------------------------------------------------
TAX-EXEMPT COMMERCIAL PAPER: Commercial paper issued by governments and         2              Credit
political sub-divisions.                                                                       Liquidity
                                                                                               Market
                                                                                               Tax
------------------------------------------------------------------------------------------------------------------------------
TIME DEPOSITS: Non-negotiable receipts issued by a bank in exchange for a       2, 3           Liquidity
deposit of money.                                                                              Credit
                                                                                               Market
------------------------------------------------------------------------------------------------------------------------------
TREASURY RECEIPTS: Treasury receipts, Treasury investment growth receipts,      3, 4           Market
and certificates of accrual of Treasury securities.
------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY SECURITIES: Securities issued by agencies and            2-4            Government-Sponsored Entities
instrumentalities of the U.S. government. These include Ginnie Mae, Fannie                     Market
Mae, and Freddie Mac. Such securities may not be guaranteed or insured by                      Credit
the U.S. government.
------------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS: Bills, notes, bonds, separately traded registered    1-4            Market
interest and principal securities, and coupons under bank entry safekeeping.
------------------------------------------------------------------------------------------------------------------------------
VARIABLE AMOUNT MASTER DEMAND NOTES: Unsecured demand notes that permit the     2-4            Credit
indebtedness to vary and provide for for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between HighMark Funds and the issuer, they are not normally traded. Although there is no secondary market in these notes, the Fund may demand payment of principal and accrued interest at specified intervals.
------------------------------------------------------------------------------------------------------------------------------
VARIABLE AND FLOATING RATE INSTRUMENTS: Obligations with interest rates that    2-4            Credit
are reset daily, weekly, quarterly or on some other schedule. Such                             Liquidity
instruments may be payable to a Fund on demand.                                                Market
------------------------------------------------------------------------------------------------------------------------------
WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS: A purchase of, or contract      1-4            Market
to purchase, securities at a fixed price for delivery at a future date. The                    Leverage
portfolio managers of each Fund expect that commitments to enter into                          Liquidity
forward commitments or purchase when-issued securities will not exceed 25%                     Credit
of the Fund's total assets.
------------------------------------------------------------------------------------------------------------------------------

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              23


--------------------------------------------------------------------------------

INSTRUMENT                                                                      FUND           RISK TYPE
------------------------------------------------------------------------------------------------------------------------------
YANKEE BONDS AND SIMILAR OBLIGATIONS: U.S. dollar-denominated bonds issued      3              Market
by foreign corporations or governments. Sovereign bonds are those issued by                    Credit
the government of a foreign country. Supranational bonds are those issued by supranational entities, such as the World Bank and European Investment Bank.
Canadian bonds are those issued by Canadian provinces.
------------------------------------------------------------------------------------------------------------------------------
ZERO-COUPON DEBT OBLIGATIONS: Bonds and other types of debt that pay no         1-4            Credit
interest, but are issued at a discount from their value at maturity. When                      Market
held to maturity, their entire return equals the difference between their                      Zero Coupon
issue price and their maturity value.
------------------------------------------------------------------------------------------------------------------------------

OTHER RISKS

HighMark Funds also offers shares of the Income Plus Allocation Fund, Growth & Income Allocation Fund and Capital Growth Allocation Fund (collectively the "Asset Allocation Portfolios"). Each of the Asset Allocation Portfolios is a "fund-of-funds" that invests in other mutual funds within the HighMark Funds family. Fiduciary shares of the Diversified Money Market Fund and certain other series of HighMark Funds not offered in this prospectus (collectively with the Diversified Money Market Fund, the "Underlying Funds") are offered to the Asset Allocation Portfolios. The Asset Allocation Portfolios, individually or collectively, may own significant amounts of shares of each Underlying Fund from time to time. The Asset Allocation Portfolios typically use asset allocation strategies pursuant to which they frequently may increase or decrease the amount of shares of any of the Underlying Funds they own, which could occur daily in volatile market conditions. Depending on a number of factors, including the cash flows into and out of an Underlying Fund as a result of the activity of other investors, an Underlying Fund's asset levels and an Underlying Fund's then-current liquidity, purchases and sales by an Asset Allocation Portfolio could require the Underlying Funds to purchase or sell portfolio securities, increasing the Underlying Funds' transaction costs and possibly reducing the Underlying Funds' performance.

GLOSSARY OF
INVESTMENT RISKS

This section discusses the risks associated with the securities and investment techniques listed above, as well as the risks mentioned under the heading "What Are the Main Risks of Investing in This Fund?" in each Fund profile. Because of these risks, the value of the securities held by the Funds may fluctuate, as will the value of your investment in the Funds. Certain types of investments and Funds are more susceptible to these risks than others.

CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Generally speaking, the lower a security's credit rating, the higher its credit risk. If a security's credit rating is downgraded, its price tends to decline sharply, especially as it becomes more probable that the issuer will default.

FOREIGN INVESTMENT RISK. Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. Foreign governments may adopt currency controls or otherwise limit or prevent investors from transferring their capital out of a country. In addition, adverse fluctuations in the U.S. dollar's value versus other currencies may reverse gains or widen losses from investments denominated in foreign currencies. Exchange rate fluctuations also may impair an issuer's ability to repay U.S. dollar-denominated debt, thereby increasing the credit risk of such debt. Finally, the value of foreign securities may be seriously harmed by incomplete or inaccurate financial information about their issuers, social upheavals or political actions ranging from tax code changes to governmental collapse. These risks are generally greater in the emerging markets than in the developed markets of Europe and Japan.

GOVERNMENT-SPONSORED ENTITIES RISK: The risk associated with securities issued by government-sponsored entities because such securities may not be guaranteed or insured by the U.S. government and may only be supported by the credit of the issuing agency.

INTEREST-RATE RISK. The risk that debt prices overall will decline over short or even long periods due to rising interest rates. This risk should be modest for shorter-term securities and high for longer-term securities. Interest-rate risk also involves the risk that falling interest rates will cause a Fund's income, and thus its total return, to decline. This risk is generally greater for shorter-term securities and lower for longer-term securities.

----------
PROSPECTUS
----------
24


HIGHMARK FUNDS
--------------------------------------------------------------------------------

LEVERAGE RISK. The risk associated with securities or investment practices that magnify small index or market movements into large changes in value. Leverage is often created by investing in derivatives, but may be inherent in other types of securities as well.

LIQUIDITY RISK. The risk that a security may be difficult or impossible to sell at the time and price the seller wishes. The seller may have to accept a lower price for the security, sell other securities instead, or forego a more attractive investment opportunity. Any or all of these limitations could hamper the management or performance of a Fund.

MANAGEMENT RISK. The risk that a strategy used by a Fund's portfolio manager may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

MARKET RISK. The risk that a security's market value may decline, especially rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price the investor originally paid for it. Market risk may affect a single issuer, industrial sector or the market as a whole. For fixed-income securities, market risk is largely influenced by changes in interest rates. Rising interest rates typically cause the value of bonds to decrease, while falling rates typically cause the value of bonds to increase.

POLITICAL RISK. The risk of investment losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes or even governmental collapse and war.

PREPAYMENT RISK. The risk that an issuer will repay a security's principal at an unexpected time. Prepayment risk is the chance that a large number of the mortgages underlying a mortgage-backed security will be refinanced sooner than the investor had expected. The investor is usually forced to reinvest the proceeds in a security with a lower yield. This turnover may result in taxable capital gains and, in addition, may decrease a portfolio's income. If an investor paid a premium for the security, the prepayment may result in an unexpected capital loss.

Prepayment risk generally increases when interest rates decline, and can make a security's yield as well as its market price more volatile. Generally speaking, the longer a security's maturity, the greater the prepayment risk it poses.

REGULATORY RISK. The risk that federal and state laws may restrict an investor from seeking recourse when an issuer has defaulted on the interest and/or principal payments it owes on its obligations. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on "due on sale" clauses and state usury laws.

TAX RISK. The risk that the issuer of a security will fail to comply with certain requirements of the Internal Revenue Code, which would cause adverse tax consequences for the issuer and potential losses for its investors.

ZERO COUPON RISK. The market prices of securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities that pay interest periodically.

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                                                                      PROSPECTUS
                                                                      ----------
                                                                              25


--------------------------------------------------------------------------------

NOTES

----------
PROSPECTUS
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26


HIGHMARK FUNDS
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NOTES

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              27


--------------------------------------------------------------------------------


NOTES

----------
PROSPECTUS
----------
28


HIGHMARK FUNDS
--------------------------------------------------------------------------------


NOTES

HIGHMARK FUNDS SERVICE PROVIDERS:


INVESTMENT ADVISER & ADMINISTRATOR

HIGHMARK CAPITAL MANAGEMENT, INC.
475 Sansome Street
San Francisco, CA 94111

CUSTODIAN
UNION BANK OF CALIFORNIA, N.A.
475 Sansome Street
San Francisco, CA 94111


DISTRIBUTOR
SEI INVESTMENTS DISTRIBUTION CO.
1 Freedom Valley Drive
Oaks, PA 19456


LEGAL COUNSEL
ROPES & GRAY LLP
One Embarcadero Center, Suite 2200
San Francisco, CA 94111


INDEPENDENT
REGISTERED PUBLIC
ACCOUNTANTS


TRANSFER AGENT
STATE STREET BANK & TRUST COMPANY
PO Box 8416
Boston, MA 02266

HOW TO OBTAIN MORE INFORMATION:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
More detailed information about the HighMark Funds is included in our SAI. The SAI has been filed with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS
These reports list the Funds' holdings and contain information on the market conditions and investment strategies that significantly affected the HighMark Funds' performance during the last year.

To obtain the SAI, the Annual or Semi-Annual Reports free of charge, or for more information:

BY TELEPHONE:  call 1-800-433-6884

BY MAIL:   write to us at
           SEI Investments Distribution Co.
           1 Freedom Valley Drive
           Oaks, PA 19456

BY INTERNET:  www.highmarkfunds.com

FROM THE SEC: You can also obtain the SAI, Annual and Semi-Annual Reports, and other information about the HighMark Funds from the SEC Website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, D.C. (for information call 1-202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.

HighMark Funds' Investment Company Act registration number is 811-05059.

[MOUNTAIN RANGE GRAPHIC OMITTED]

[HIGHMARK FUNDS(R) LOGO OMITTED]

445 South Figueroa Street  o  Suite 306  o  Los Angeles  o  California  o  90071

WWW.HIGHMARKFUNDS.COM
                                                                 HMK-PS-017-0100
                                                                   84822-S-11/04

--------------------------------------------------------------------------------
                                                               DECEMBER 1, 2005
--------------------------------------------------------------------------------

HIGHMARK
   The smarter approach to investing.




SMALL CAP ADVANTAGE FUND            RETAIL SHARES
--------------------------------------------------------------------------------
prospectus

[MOUNTAIN RANGE GRAPHIC OMITTED]

 HIGHMARK FUNDS(R)[LOGO OMITTED]

The Securities and Exchange Commission has not approved or disapproved of these securities or determined whether this prospectus is accurate or complete. Any representation to the contrary is unlawful.

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                                                                      PROSPECTUS
                                                                      ----------
                                                                               1


--------------------------------------------------------------------------------

HOW TO READ
THIS PROSPECTUS


HighMark Funds is a mutual fund family that offers different classes of Shares in separate investment portfolios. The investment portfolios have various investment goals and strategies. This prospectus gives you important information about the Class A and Class C Shares of one of the investment portfolios, HighMark's Small Cap Advantage Fund (the "Fund") that you should know before investing. The Small Cap Advantage Fund also offer a class of Shares called Fiduciary Shares, which are offered in a separate prospectus.

Please read this prospectus and keep it for future reference. The prospectus is arranged into different sections so that you can easily review this important information. The next column contains general information you should know about investing in the Fund.

INDIVIDUAL HIGHMARK FUND PROFILE
Small Cap Advantage Fund ..................................................    2

SHAREOWNER GUIDE -- HOW TO INVEST IN THE FUND
Choosing a Share Class ....................................................    5
How Sales Charges Are Calculated ..........................................    5
Sales Charge Reductions and Waivers .......................................    6
Fees for Distribution of Shares ...........................................    7
Payments to Financial Firms ...............................................    7
Opening an Account ........................................................    8
Buying Shares .............................................................    8
Selling Shares ............................................................    9
Exchanging Shares .........................................................   10
Transaction Policies ......................................................   10
Dividends and Distributions ...............................................   13
Taxes .....................................................................   13
Investor Services .........................................................   14

MORE ABOUT THE FUND
Investment Management .....................................................   14
Financial Highlights ......................................................   15
Other Investment Matters ..................................................   16
Glossary of Investment Risks ..............................................   20

FOR MORE INFORMATION ABOUT HIGHMARK FUNDS, PLEASE SEE THE BACK COVER OF THE PROSPECTUS

INTRODUCTION


The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities such as stocks and bonds. Before you look at the Fund, you should know a few basics about investing in mutual funds.


The value of your investment in a mutual fund is based on the market prices of the securities the mutual fund holds. These prices change daily due to economic trends and other developments that generally affect securities markets, as well as those that affect particular firms and other types of issuers. These price movements, also called volatility, vary depending on the types of securities a mutual fund owns and the markets where these securities trade.


AS WITH OTHER INVESTMENTS, YOU COULD LOSE MONEY ON YOUR INVESTMENT IN A MUTUAL FUND. YOUR INVESTMENT IN THE SMALL CAP ADVANTAGE FUND IS NOT A DEPOSIT OR AN OBLIGATION OF UNION BANK OF CALIFORNIA, N.A., ITS AFFILIATES OR ANY BANK. IT IS NOT INSURED BY THE FDIC OR ANY GOVERNMENT AGENCY.

The Fund has its own investment goal and strategies for reaching that goal. There is no guarantee that the Fund will achieve its goal. Before investing, make sure that the Fund's goal matches your own.

The portfolio manager invests the Fund's assets in a way that he or she believes will help the Fund achieve its goal. A manager's judgments about the securities markets, economy and companies, and his or her investment selection, may cause the Fund to underperform other funds with similar objectives.



--------------------------------------------------------------------------------

[AMPERSAND GRAPHIC OMITTED]        FUND SUMMARY

[QUOTES GRAPHIC OMITTED]           INVESTMENT STRATEGY

[EXCLAMATION MARK GRAPHIC OMITTED] WHAT ARE THE MAIN
                                   RISKS OF INVESTING
                                   IN THIS FUND?

[AT SIGN GRAPHIC OMITTED]          PERFORMANCE INFORMATION

[QUESTION MARK GRAPHIC OMITTED]    DID YOU KNOW?

[POUND SIGN GRAPHIC OMITTED]       FUND INFORMATION

[DOLLAR SIGN GRAPHIC OMITTED]      FEES AND EXPENSES

--------------------------------------------------------------------------------

----------
PROSPECTUS
----------
2


HIGHMARK FUNDS
SMALL CAP ADVANTAGE FUND
--------------------------------------------------------------------------------

[AMPERSAND GRAPHIC OMITTED]  FUND SUMMARY
      INVESTMENT GOAL                 To seek long-term capital appreciation
      -------------------------------------------------------------------------------------------------------
      INVESTMENT FOCUS                U.S. common stocks
      -------------------------------------------------------------------------------------------------------
      PRINCIPAL INVESTMENT STRATEGY   Seeks to invest in small U.S. companies offering above-average growth potential
      -------------------------------------------------------------------------------------------------------
      SHARE PRICE VOLATILITY          Moderate to High
      -------------------------------------------------------------------------------------------------------
      INVESTOR PROFILE                Risk tolerant investors seeking long-term capital appreciation
      -------------------------------------------------------------------------------------------------------

[QUOTES GRAPHIC OMITTED]  INVESTMENT STRATEGY

HighMark Small Cap Advantage Fund seeks long-term capital appreciation. To pursue this goal, the Fund invests primarily in the stocks of U.S. SMALL CAPITALIZATION companies that the adviser believes offer above average growth potential and attractive valuation. Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities of small capitalization companies.

The adviser uses an actively managed bottom-up stock selection process for choosing securities across a small-cap equity market universe that primarily includes companies represented in the Russell 2000 Index. The Fund seeks to identify those securities most attractive from a fundamental perspective, based on favorable valuation factors, supportive management criteria, and potential for price appreciation to allocate security holdings. The Fund will tend to show a preference for inexpensive stocks characterized by favorable valuation characteristics and improving catalysts.

Portfolio risk is managed using a portfolio construction process that imposes active security and sector exposure limits while balancing overall portfolio risk versus expected excess return. This portfolio management process determines buy and sell decisions to maintain an equity portfolio with low diversified risk relative to the benchmark and prevent excessive risk that can come from concentrated positions. Investments are sold when, as determined by the Fund's adviser, relative fundamentals deteriorate or alternative investments become sufficiently more attractive.

In addition to holdings in primarily small-cap equity securities, the Fund may buy American Depository Receipts (ADRs) and invest in derivatives including equity index futures and exchange traded funds ("ETF" securities) as warranted. Derivatives, particularly index futures and options, may be used by the Fund to shift style or size exposure, as well as efficiently manage cash flow from shareholder redemptions or subscriptions. The Fund may invest in other investment companies, including closed-end funds that invest in securities from a single sector, country or region. Non-U.S. equity exposure is limited, under normal market conditions, to no more than 10% of the total assets of the Fund. Fixed income and cash equivalent assets will generally not exceed 10% of the total assets of the Fund under normal market conditions.

In addition to those securities described above, the Fund may invest in other types of securities including fixed income securities and very short-term debt obligations called money market securities. Investment in such securities could make it more difficult for the Fund to achieve its goals.


For a more complete description of the securities in which the Fund can invest, please see "Other Investment Matters" on page 16.

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                               3


--------------------------------------------------------------------------------
[EXCLAMATION MARK GRAPHIC OMITTED]  WHAT ARE THE MAIN RISKS OF INVESTING
                                    IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

MARKET RISK:

The possibility that the Fund's stock holdings may decline in price because of a broad stock market decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

INVESTMENT STYLE RISK: The possibility that the securities on which this Fund focuses--the stocks of small U.S. growth companies--may underperform other kinds of investments or the market as a whole.

SMALL COMPANY RISK: Investing in smaller, lesser-known companies involves greater risk than investing in those that are more established. A small company's financial well-being may, for example, depend heavily on just a few products or services. In addition, investors may have limited flexibility to buy or sell small company stocks, as compared to those of larger firms.

In addition, the Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes you pay.


For more information about these risks, please see "Glossary of Investment Risks" on page 20.


--------------------------------------------------------------------------------

[AT SIGN GRAPHIC OMITTED]  PERFORMANCE
                           INFORMATION

This section would normally include a bar chart and a table showing how the Fund has performed and how its performance has varied from year to year. Because the Fund had not commenced operations prior to the date of this Prospectus, the bar chart and table are not shown.

--------------------------------------------------------------------------------

[POUND SIGN GRAPHIC OMITTED]  FUND
                              INFORMATION

                CLASS            CUSIP                 TICKER
                -----------------------------------------------
                Class A          431112457
                Class C          431112440

--------------------------------------------------------------------------------

[QUESTION MARK GRAPHIC OMITTED]  DID YOU KNOW?

Companies are considered to have a SMALL CAPITALIZATION if their capitalization is generally within the range of those companies in the Russell 2000(R) Index.

----------
PROSPECTUS
----------
4

HIGHMARK FUNDS
SMALL CAP ADVANTAGE FUND (CONTINUED)
--------------------------------------------------------------------------------

[DOLLAR SIGN GRAPHIC OMITTED]  FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Class A or Class C Shares of the Small Cap Advantage Fund. The first table describes the fees that you would pay directly from your investment if you purchased or sold Class A or Class C Shares. The second table describes the expenses you would pay indirectly if you held Class A or Class C Shares.

-----------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
-----------------------------------------------------------------------------------------------------------
                                                                                        CLASS A     CLASS C
                                                                                         SHARES     SHARES
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)*     5.50%         0%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)**                 0%      1.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)***                    2.00%         0%
Exchange Fee (as a percentage of amount exchanged, if applicable)***                     2.00%         0%
-----------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
-----------------------------------------------------------------------------------------------------------
                                                                                       CLASS A   CLASS C
                                                                                        SHARES   SHARES
Investment Advisory Fees                                                                 0.95%      0.95%
Distribution (12b-1) Fees                                                                0.25%      1.00%
Other Expenses                                                                           0.52%      0.27%
                                                                                         -----      -----
 TOTAL ANNUAL FUND OPERATING EXPENSES                                                    1.72%      2.22%
Fee Waivers                                                                              0.15%         0%
 NET EXPENSES+                                                                           1.57%      2.22%

*The sales charge for Class A Shares varies depending upon how much you invest. See "How Sales Charges Are Calculated."

**If you sell Class A Shares within one year of buying them and you purchased those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Contingent Deferred Sales Charge of 1.00%. See "How Sales Charges Are Calculated."

***Applicable to Class A Shares held 5 business days or less. Does not include any wire transfer fees, if applicable.


+The Fund's adviser has agreed to contractually waive fees or reimburse expenses in order to keep total operating expenses for Class A Shares from exceeding 1.57% for the period beginning December 1, 2005 and ending on November 30, 2006. The Fund's total actual operating expenses for the current fiscal year are expected to be less than the amount shown above because additional fees are expected to be waived or reimbursed in order to keep total operating expenses at a specified level for all Share classes. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses are expected to be as follows:


      Class A Shares: 1.55%
      Class C Shares: 2.20%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return, and that the Fund's expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                1 YEAR     3 YEARS
CLASS A SHARES                   $704      $1,052
CLASS C SHARES

If you do not sell
your shares:                     $225        $694

If you sell your
shares at the
end of the period:               $325        $694

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                               5

--------------------------------------------------------------------------------

SHAREOWNER GUIDE-
HOW TO INVEST IN THE
HIGHMARK FUNDS


Before you invest, we encourage you to carefully read the Fund profiles included in this prospectus and consider whether an investment in the Small Cap Advantage Fund is appropriate for your particular financial situation, risk tolerance and goals. As always, your financial representative can provide you with valuable assistance in making this decision. He or she can also help you choose which of the Fund share classes we offer is right for you.


FOREIGN INVESTORS


The Fund does not accept investments by non-resident aliens.


CHOOSING A SHARE CLASS

HighMark Funds offers different classes of Fund Shares, each of which has different expenses and other characteristics. Two classes of Fund Shares--Classes A and C--are offered in this prospectus. To choose the one that is best suited to your needs and goals, consider the amount of money you want to invest, how long you expect to invest it and whether you plan to make additional investments. The following are some of the main differences between HighMark's Class A and Class C Shares:

CLASS A

o     Front-end sales charges, as described below.

o     Distribution and service (12b-1) fees of 0.25%.


o Because Class A Shares will normally be the better choice if your investment qualifies for a reduced sales charge:


      o Orders for Class C Shares for $1 million or more normally should be placed as orders for Class A Shares.

      o Orders for Class C Shares by an investor eligible to purchase Class A Shares without a front-end sales charge normally should be placed as orders for Class A Shares.

CLASS C

o     No front-end sales charge.

o     Distribution and service (12b-1) fees of 1.00%.

o     A deferred sales charge, as described below.

o No automatic conversion to Class A Shares, so annual expenses continue at the Class C level throughout the life of your investment.


BECAUSE 12B-1 FEES ARE PAID ON AN ONGOING BASIS, CLASS C SHAREHOLDERS COULD END UP PAYING MORE EXPENSES OVER THE LONG TERM THAN CLASS A SHAREHOLDERS WHO HOLD THEIR SHARES FOR A SIMILAR PERIOD. THE SMALL CAP ADVANTAGE FUND ALSO OFFERS FIDUCIARY CLASS

SHARES, WHICH HAVE THEIR OWN EXPENSE STRUCTURE. FIDUCIARY CLASS SHARES ARE AVAILABLE ONLY TO FINANCIAL INSTITUTIONS, FIDUCIARY CLIENTS OF UNION BANK OF CALIFORNIA, N.A., AND CERTAIN OTHER QUALIFIED INVESTORS. CALL US AT 1-800-433-6884 FOR MORE DETAILS.


FOR PURCHASES OF $1 MILLION OR GREATER, THE SALES CHARGE FOR CLASS A SHARES IS WAIVED. AS A RESULT, IF YOU ARE MAKING AN INITIAL INVESTMENT OF $1 MILLION OR MORE, THE LOWER OPERATING EXPENSES OF CLASS A SHARES MAY MAKE THEM A BETTER CHOICE FOR YOU THAN CLASS C SHARES.

HOW SALES CHARGES ARE CALCULATED

CLASS A SHARES: FRONT-END SALES CHARGE


                                    AS A                            AS A
                                PERCENTAGE OF                  PERCENTAGE OF
YOUR INVESTMENT                OFFERING PRICE                 YOUR INVESTMENT
0 - $49,999                         5.50%                          5.82%
$50,000 - $99,999                   4.50%                          4.71%
$100,000 - $249,999                 3.75%                          3.90%
$250,000 - $499,999                 2.50%                          2.56%
$500,000 - $999,999                 2.00%                          2.04%
$1,000,000 and Over                 0.00%*                         0.00%


*If you sell Class A Shares within one year of buying them and you bought those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Contingent Deferred Sales Charge of 1.00%, based on the current market value of the Shares. Multiple purchases are handled on a "first in, first out" basis.

CLASS C SHARES: CONTINGENT DEFERRED SALES CHARGE

Class C Shares are available at their net asset value per share, without any initial sales charge.

If you sell Class C Shares within one year of buying them, you must pay what is known as a "contingent deferred sales charge" (CDSC). The CDSC is based on either the original cost you paid for the Shares or their current market value, whichever is less. We do not impose a CDSC on Shares you may have acquired by reinvesting your dividends or capital gains distributions.

THE CDSC IS AS FOLLOWS:

CLASS C SHARES

IF SOLD WITHIN          CDSC ON SHARES BEING SOLD
1st year                1.00%
After 1st year          0%

Class C Shares do not to convert to Class A Shares.

In addition, we calculate any CDSC you may owe by considering the number of Shares you are selling, not the value of your account. To keep your CDSC as low as possible, each time you ask us to sell Shares we will first sell any Shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those Shares that have the lowest CDSC next.

----------
PROSPECTUS
----------
6


HIGHMARK FUNDS
--------------------------------------------------------------------------------


On the purchase of your Class C Shares, the Fund's distributor (Distributor) pays a commission equal to 1.00% of your purchase to your broker or financial institution. The Distributor also receives any CDSC imposed when you sell your Class C Shares.


REPURCHASE OF CLASS A SHARES

You may purchase any amount of Class A Shares of any HighMark Fund at NAV (without the normal front-end sales charge), up to the limit of the value of any amount of HighMark Class A Shares (other than those which were purchased with reinvested dividends and distributions) that you redeemed within the past 30 days. In effect, this allows you to reacquire Shares that you may have had to redeem, without re-paying the front-end sales charge. To exercise this privilege, we must receive your purchase order within 30 days of your redemption. In addition, you must notify us when you send in your purchase order that you are repurchasing shares.

SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGES. You can combine multiple purchases of Class A Shares in several ways to qualify for reduced sales charges. Notify us at the time of your purchase if you believe you qualify for a reduced sales charge for any of the following reasons:

o RIGHT OF ACCUMULATION PRIVILEGE: You may combine the value of Class A Shares you are presently buying with the current value of any Class A, Class B or Class C Shares of any other series of HighMark Funds that you bought previously for: (1) your account; (2) your spouse's account; (3) a joint account with your spouse; or (4) your minor children's trust or custodial accounts. A fiduciary who is purchasing Shares for the same fiduciary account, trust or estate may also use this right of accumulation. The applicable front-end sales charge rate for the new purchase is based on the total of your current purchase and the current value of all other Shares you own.

o COMBINATION PRIVILEGE: You may combine your investment in Class A Shares of several HighMark Funds sold subject to a comparable sales charge to qualify for the reduced sales charge.

o LETTER OF INTENT: If you plan to invest in Class A Shares of a HighMark Fund and, within a 13-month period, make additional investments in Class A Shares of that Fund or Class A Shares of another HighMark Fund, you may be able to receive a reduced sales charge on your cumulative investment. To take advantage of this privilege, you must start with a minimum initial investment of 5% of the total amount and inform us in writing within 90 days of your initial purchase. Be sure to notify us again when you make additional investments in another HighMark Fund.



REDUCTIONS FOR QUALIFIED GROUP(S). If you are investing with, or on behalf of, a group, your combined purchases of Class A Shares may be eligible for a reduced sales charge through the accumulation and combination privileges described above. Each investor will retain an individual account.

CONTACT YOUR FINANCIAL REPRESENTATIVE OR THE DISTRIBUTOR TO FIND OUT HOW TO QUALIFY, OR CONSULT THE STATEMENT OF ADDITIONAL INFORMATION (SAI) (SEE THE BACK COVER OF THIS PROSPECTUS FOR CONTACT INFORMATION).

CLASS A FRONT-END SALES CHARGE WAIVERS: The front-end sales charge will be waived on Class A Shares bought:

(1)   Through reinvestment of dividend and capital gain distributions.

(2) By investment companies advised by HighMark Capital Management, Inc., Union Bank of California, N.A., or their affiliates; or distributed by SEI Investments Distribution Co. or their affiliates placing orders on each entity's behalf.

(3)   By state and local governments.

(4) By individuals rolling over distributions received from employee benefit trust accounts administered by Union Bank of California into an individual retirement account administered by the Bank, or for which the Bank serves as trustee or custodian. Future purchases will be subject to the appropriate sales charge.

(5) By individuals investing the proceeds from a required minimum distribution at age 70 1/2 from their employee benefit qualified plan or an individual retirement account administered by Union Bank of California.

(6) By individuals investing proceeds received in connection with a distribution paid from a Union Bank of California trust or agency account.

(7) By investment advisers or financial planners regulated by a federal or state governmental authority who are purchasing Class A Shares for their own account or for an account for which they are authorized to make investment decisions (i.e., a discretionary account) and who charge a management, consulting or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts, if the accounts are linked to the master account of the investment adviser or financial planner on the books and records of a broker or agent.

(8) By brokers, dealers and agents (as well as their employees, spouses and children under the age of 21) who have a sales agreement with the Distributor and are purchasing Class A Shares for their own account.

(9) By individuals buying Class A Shares on behalf of a qualified prototype retirement plan (other than an IRA, SEP-IRA or Keogh).

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                               7

--------------------------------------------------------------------------------

(10) By current or retired trustees of HighMark Funds; by directors, officers and employees (as well as their spouses and children under the age of 21) of Union Bank of California, SEI Investments Distribution Co. or their affiliated companies, Boston Financial Data Services and of sub-advisers to the HighMark Funds.

(11) By investors receiving Class A Shares issued in plans of reorganization, such as mergers, asset acquisitions, and exchange offers, to which HighMark Funds is a party.

IF YOU THINK YOU MAY BE ELIGIBLE FOR A SALES CHARGE WAIVER, CONTACT THE DISTRIBUTOR OR CONSULT THE SAI (SEE THE BACK COVER OF THIS PROSPECTUS).

FOR CATEGORIES 2 THROUGH 10 ABOVE, YOU MUST NOTIFY THE DISTRIBUTOR AT THE TIME YOU BUY THE SHARES THAT YOUR PURCHASE QUALIFIES FOR A SALES CHARGE WAIVER.

CDSC WAIVERS: You may qualify for a CDSC waiver if:

o     you are selling Shares as part of a systematic withdrawal plan.

o     you are taking certain distributions from a retirement plan.

o     the shareholder has died or become disabled.

YOU MUST NOTIFY US THAT YOU ARE ELIGIBLE FOR A WAIVER UNDER THESE CIRCUMSTANCES AT THE TIME YOU WISH TO SELL SHARES.

IF YOU THINK YOU MAY BE ELIGIBLE FOR A CDSC WAIVER, CONTACT YOUR FINANCIAL REPRESENTATIVE OR THE DISTRIBUTOR OR CONSULT THE SAI (SEE THE BACK COVER OF THIS PROSPECTUS FOR CONTACT INFORMATION).


The Fund makes sales charge and breakpoint information available, free of charge, on or through HighMark Funds' website at www.highmarkfunds.com through the Fund's prospectuses and SAI, which are available for download or by request, respectively, at the hyperlink "Forms and Literature."


FEES FOR DISTRIBUTION OF SHARES

HighMark Funds has adopted 12b-1 plans with respect to Class A and Class C Shares that allow the Fund to pay distribution and service fees. The maximum distribution and service fee for each class of Shares is as follows:

                                        PERCENTAGE OF AVERAGE
SHARE CLASS                               DAILY NET ASSETS
Class A                                          0.25%
Class C                                          1.00%

Because 12b-1 fees are paid on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

PAYMENTS TO FINANCIAL FIRMS


Some or all of the sales charges, distribution fees and servicing fees described above ARE paid or "reallowed" to the broker, dealer, financial adviser or other financial intermediary through which you purchase your Shares. In addition to the foregoing, your broker, dealer, financial adviser or other financial intermediary may receive certain other payments and compensation described below. For purposes of the following, "financial firms" means brokers, dealers, financial advisers and other financial intermediaries.

The Fund may make payments under HighMark Funds' shareholder services plans relating to the Class A Shares to financial firms that agree to provide certain shareholder support services for their customers or account holders who are the beneficial or record owners of Shares of the Fund. In consideration for such services, a financial firm is compensated by the Fund at a maximum annual rate of up to 0.25% of the average daily net asset value of the applicable class of Shares of the Fund. The shareholder services plans are more fully described in the SAI. Financial firms may also receive sales charges, distribution fees, servicing fees and other compensation relating to other classes of Shares and other investment portfolios of HighMark Funds not offered in this prospectus.

HighMark Capital Management, Inc., pays out of its own assets compensation to financial firms for the sale and distribution of the Shares of the Fund and/or for the servicing of Shares. Payments made by HighMark Capital Management, Inc. may be made to supplement commissions paid to financial firms, and may take the form of (1) due diligence payments for a financial firm's examination of the Fund and payments for employee training and education relating to the Fund; (2) listing fees for the placement of the Fund on a financial firm's list of mutual funds available for purchase by its clients; (3) fees for providing the Fund with "shelf space" and/or a higher profile for a financial firm's financial consultants and their customers and/or placing the Fund on the financial firm's preferred or recommended list; (4) marketing support fees for providing assistance in promoting the sale of Shares; (5) payments in connection with attendance at sales meetings for the promotion of the sale of Shares; (6) payments for maintaining shareholder accounts on a financial firm's platform; and (7) payments for the sale of Shares and/or the maintenance of share balances.

Payments made by HighMark Capital Management, Inc. to a financial firm also may be used by the financial firm to pay for the travel expenses, meals, lodging and entertainment of financial firms and their salespersons and guests in connection with education, sales and promotional programs. These programs, which may be different for different financial firms, will not change the price an investor will pay for Shares or the amount that the Fund will receive for the sale of Shares.


If investment advisers, administrators, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular Share class over other Share classes. Speak with your financial adviser to learn more about the total amounts paid to your financial adviser and his

----------
PROSPECTUS
----------
8


HIGHMARK FUNDS
--------------------------------------------------------------------------------


or her firm by the Fund, HighMark Capital Management, Inc. and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial adviser at the time of purchase.

HighMark Capital Management, Inc. does not consider sales of Shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. However, some broker-dealers that sell Shares of the Fund may receive commissions from the Fund in connection with the execution of the Fund's portfolio transactions.


OPENING AN ACCOUNT

1.    Read this prospectus carefully.


2. Determine how much money you want to invest. The minimum investments for the Fund are as follows:

         o    INITIAL PURCHASE:                $1,000 for the Fund

                                               $250 for current and retired
                                               trustees of HighMark Funds
                                               and directors, officers and
                                               employees (as well as their
                                               spouses and children under
                                               the age of 21) of Union
                                               Bank of California, N.A., SEI
                                               Investments Distribution Co.
                                               and their affiliates, and Boston
                                               Financial Data Services

                                               $100 for Automatic Investment
                                               Plan.

         o    ADDITIONAL PURCHASES:            $100 for the Fund

                                               $100 monthly minimum per
                                               HighMark fund for Automatic
                                               Investment Plan.


      We may waive these initial and additional investment minimums for purchases made in connection with Individual Retirement Accounts, Keoghs, payroll deduction plans, or 401(k) or similar plans.

3. Complete the appropriate parts of the account application, carefully following the instructions. You must submit additional documentation when opening trust, corporate or power of attorney accounts. For more information, please contact your financial representative or call us at 1-800-433-6884.

4. You and your financial representative can initiate any purchase, exchange or sale of Shares.

5. CUSTOMER IDENTIFICATION AND VERIFICATION. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

      What this means to you: When you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you. This information will be verified to ensure the identity of all persons opening an account.

      HighMark Funds is required by law to reject your new account application if the required identifying information is not provided.

      In certain instances, HighMark Funds is required to collect documents to fulfill its legal obligations. Documents provided in connection with your application will be used solely to establish and verify customer identity, and HighMark Funds shall have no obligation with respect to the terms of any such document.

      Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of HighMark Funds (e.g., 72 hours), which may change from time to time, your application will be rejected. Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the net asset value per share next-determined after receipt of your application in proper form.

      However, HighMark Funds reserves the right to close your account at the then-current day's price if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of HighMark Funds (e.g., 96 hours), which may change from time to time. If HighMark Funds is unable to verify your identity, it reserves the right to liquidate your account at the then-current day's price and remit proceeds to you via check. HighMark Funds reserves the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

WE RESERVE THE RIGHT TO REJECT A PURCHASE ORDER IF THE DISTRIBUTOR OR THE FUND'S ADVISER DETERMINES THAT IT IS NOT IN THE BEST INTEREST OF HIGHMARK FUNDS OR ITS SHAREHOLDERS.

BUYING SHARES

--------------------------------------------------------------------------------
BY CHECK
--------------------------------------------------------------------------------

OPENING AN ACCOUNT

o     Make out a check for the investment amount, payable to "HighMark Funds."


o Deliver the check and your completed application to your financial representative, or mail them to the Fund's Transfer Agent (see address below).


ADDING TO AN ACCOUNT

o     Make out a check for the investment amount, payable to "HighMark Funds."


o Include a note specifying the Fund name, your share class, your account number and the name(s) in which the account is registered.


o Deliver the check and your note to your financial representative, or mail them to our Transfer Agent.

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                                                                      PROSPECTUS
                                                                      ----------
                                                                               9

--------------------------------------------------------------------------------

   TRANSFER AGENT ADDRESS:
   HighMark Funds
   P.O. Box 8416
   Boston, MA 02266-8416
   Phone Number: 1-800-433-6884

All purchases made by check should be in U.S. dollars.

THIRD PARTY CHECKS, CREDIT CARD CHECKS, TRAVELER'S CHECKS, STARTER CHECKS, MONEY ORDERS OR CASH WILL NOT BE ACCEPTED.

--------------------------------------------------------------------------------
BY EXCHANGE
--------------------------------------------------------------------------------

OPENING AN ACCOUNT

o Call your financial representative or HighMark Funds at 1-800-433-6884 to request an exchange.

ADDING TO AN ACCOUNT

o Call your financial representative or HighMark Funds at 1-800-433-6884 to request an exchange.

--------------------------------------------------------------------------------
BY WIRE
--------------------------------------------------------------------------------

OPENING AN ACCOUNT

o Deliver your completed application to your financial representative, or mail it to the Transfer Agent (address above).

o Obtain your Fund account number by calling your financial representative or our Transfer Agent.

o     Instruct your bank to wire the amount of your investment to:
      State Street Bank and Trust Company
      225 Franklin Street
      Boston, MA 02101
      ABA# 011000028
      DDA# 9905-194-8

Specify the Fund name, your choice of share class, the new Fund account number and the name(s) in which the Fund account is registered. Your bank may charge a fee to wire money.

ADDING TO AN ACCOUNT

o     Call our Transfer Agent before wiring any funds.

o     Instruct your bank to wire the amount of your investment to:
      State Street Bank and Trust Company
      225 Franklin Street
      Boston, MA 02101
      ABA# 011000028
      DDA# 9905-194-8

Specify the Fund name, your share class, your Fund account number and the name(s) in which the Fund account is registered. Your bank may charge a fee to wire money.

--------------------------------------------------------------------------------
THROUGH FINANCIAL INSTITUTIONS
--------------------------------------------------------------------------------

OPENING AN ACCOUNT

o Call your financial institution for information on their procedures for transmitting orders to HighMark Funds.

ADDING TO AN ACCOUNT

o Call your financial institution for information on their procedures for transmitting orders to HighMark Funds.

Contact your financial representative for instructions and assistance.

To add to an account using the Automatic Investment Plan, see "Investor
Services."

SELLING SHARES

--------------------------------------------------------------------------------
BY LETTER
--------------------------------------------------------------------------------

DESIGNED FOR

o     Accounts of any type.

o     Sales of any amount.

TO SELL SOME OR ALL OF YOUR SHARES

o Write a letter indicating the Fund name, your share class, your Fund account number, the name(s) in which the account is registered and the dollar value or number of Shares you wish to sell.

o Include all signatures and any guarantees that may be required (see "Selling Shares in Writing").

o     Mail the materials to our Transfer Agent.

      TRANSFER AGENT ADDRESS:
      HighMark Funds
      P.O. Box 8416
      Boston, MA 02266-8416
      Phone Number: 1-800-433-6884

o We will mail a check to the name(s) and address in which the account is registered, unless you give us other written instructions.

o If you are invested in an IRA or Roth IRA account, you can contact HighMark customer service to obtain an IRA distribution form at 1-800-433-6884. The IRA distribution form is also downloadable at www.highmarkfunds.com.

BY PHONE

DESIGNED FOR

o     Accounts of any type, except Individual Retirement Accounts or Roth IRAs.

o     Sales of any amount.

TO SELL SOME OR ALL OF YOUR SHARES

o To place your order, contact your financial representative or HighMark Funds at 1-800-433-6884 between 8:30 a.m. and 6:00 p.m. Eastern Time on most business days.

--------------------------------------------------------------------------------
BY WIRE OR ELECTRONIC FUNDS TRANSFER (EFT)
--------------------------------------------------------------------------------

DESIGNED FOR

o     Requests by letter to sell at least $500 (accounts of any type).

o Requests by phone to sell at least $500 (accounts of any type excluding IRA and Roth IRA accounts).

TO SELL SOME OR ALL OF YOUR SHARES

o We will wire amounts of $500 or more on the next business day after we receive your request.

o Shares cannot be redeemed by wire on Federal holidays restricting wire transfers.

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PROSPECTUS
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10


HIGHMARK FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BY EXCHANGE
--------------------------------------------------------------------------------

DESIGNED FOR

o     Accounts of any type.

o     Sales of any amount.

TO SELL SOME OR ALL OF YOUR SHARES

o Obtain a current prospectus for the Fund or other investment portfolio of HighMark Funds into which you are exchanging by calling HighMark Funds or your financial representative.

o Call HighMark Funds or your financial representative to request an exchange.

--------------------------------------------------------------------------------
THROUGH FINANCIAL INSTITUTIONS
--------------------------------------------------------------------------------

DESIGNED FOR

o     Accounts set up through financial institutions.

TO SELL SOME OR ALL OF YOUR SHARES

o Contact your financial institution for information on their procedures for transmitting orders to HighMark Funds.

Contact your financial representative for instructions and assistance.

To make systematic withdrawals from an account, see "Investor Services." SELLING

SHARES IN WRITING. In certain circumstances, you may need to include a medallion guarantee, which protects you against fraudulent orders. You will need a medallion guarantee if:

o     you are selling more than $5,000 worth of Shares.

o you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s) or to a bank account other than that on record.

o     you changed your address of record within the last 30 days.

You should be able to obtain a medallion guarantee from a bank, broker-dealer, credit union, securities exchange or association, clearing agency or savings association. A notary public CANNOT provide a medallion guarantee.

RECEIVING YOUR MONEY. Normally, we will send you a check for your proceeds as promptly as possible, at the latest within seven calendar days of receiving your redemption order. If, however, you recently purchased Shares in the Fund, we may be unable to fulfill your request if we have not yet received and processed your payment for the initial purchase. In such a case you may need to resubmit your redemption request after we have received payment.


REDEMPTION IN KIND. The Fund reserves the right to make payment on redemptions in securities rather than cash.

INVOLUNTARY SALES OF YOUR SHARES. Due to the relatively high costs of handling small investments, the Fund reserves the right to redeem your Shares at net asset value (less any applicable contingent deferred sales charge) if your account balance in the Fund drops below the minimum initial purchase amount for any reason other than market fluctuation. This is more likely to occur if you invest only the minimum amount in the Fund and then sell Shares within a fairly short period of time. Before the Fund exercises its right to redeem your Shares, we will notify you in writing at least 60 days in advance to give you time to bring your account up to or above the minimum.


EXCHANGING SHARES

HOW TO EXCHANGE YOUR SHARES. You may exchange Class A or Class C Shares of one HighMark Fund for those of another HighMark Fund (the "new Fund"), provided that you:

o     Are qualified to invest in the new Fund.

o     Satisfy the initial and additional investment minimums for the new Fund.

o     Invest in the same share class in the new Fund as you did in the previous
      Fund.

o Maintain the minimum account balance for each HighMark Fund in which you invest.

Your cost for buying Shares in the new Fund is based on the relative net asset values of the Shares you are exchanging plus any applicable sales charge. In addition, if you exchange Class A Shares of one HighMark Fund for those of another HighMark Fund, you may be subject to an exchange fee. See "Redemption Fees and Exchange Fees" above.


CLASS A SHARES. In addition to the potential exchange fee referenced above, if you want to exchange Class A Shares of one HighMark Fund for those of another HighMark Fund that has a higher sales charge, you must pay the difference. The same is true if you want to exchange Class A Shares of a no-load HighMark money market fund for those of another HighMark Fund with a sales charge. There is one exception: If you acquired Class A Shares of a HighMark Money Market Fund in an exchange out of Class A Shares of a non-money market HighMark Fund (the "Initial Fund"), you may exchange such Class A Money Market Fund Shares for Class A Shares of another HighMark Fund and pay, with respect to sales charges, the difference between the sales charge of the Initial Fund and the sales charge of the HighMark Fund that you are currently exchanging into, if the sales charge of the HighMark Fund that you are exchanging into is higher. To receive a reduced sales charge when exchanging into a HighMark Fund, you must notify us that you originally paid a sales charge and provide us with information confirming your qualification.


TRANSACTION POLICIES


VALUATION OF SHARES. The Fund's net asset value per share of a class is calculated according to the following formula:


(Total mkt. value of the Fund's investments and other assets allocable to the class - the class's liabilities)

      / Total number of the Fund's Shares outstanding in the class

      = The class's net asset value per share

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              11

--------------------------------------------------------------------------------


We determine the net asset value (NAV) of the Fund as of the close of regular trading on the New York Stock Exchange, normally at 1:00 p.m. Pacific time (4:00 p.m. Eastern time), every business day, based on the current market price of the Fund's securities. If that is not available, we value securities by using a method that HighMark Funds' Board of Trustees believes accurately reflects fair value.

With regards to securities held by the Fund that are primarily listed on foreign exchanges, because foreign markets may be open at different times than the New York Stock Exchange, the value of the Fund's Shares may change on days when shareholders are not able to buy or sell them. Furthermore, the closing price of such securities may no longer reflect their market value at the time the Fund calculates its NAV if an event that could materially affect the value of the Fund's foreign investments has occurred between the time of the security's last close and the time that the Fund calculates its NAV. If the Fund's adviser becomes aware that such an event has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its net asset value, it will contact the Fund's administrator and request that a Fair Value Committee meeting be called. In addition, if price movements in certain monitored indices or securities exceed levels established by the administrator, the administrator will notify the Fund's adviser that such limits have been exceeded and request that a Fair Value Committee meeting be called.

In the event that the Fund values its securities using the procedures described above, the Fund's NAV may be higher or lower than would have been the case if the Fund had not used its fair valuation procedures. In addition, although we use the same method to determine the NAV of Class A and Class C Shares, the NAV of the Fund's Class C Shares may be lower than that of its Class A Shares because Class C Shares have higher distribution expenses. For further information about how we determine the value of the Fund's investments, see the SAI.

BUY AND SELL PRICES. When you buy Class A or Class C Shares of the Fund, the price you will pay (the "offering price") is based on the net asset value per share of the applicable Class of Shares next determined after we receive your order, plus any applicable sales charges. When you sell Class A or Class C Shares of the Fund, you receive proceeds based on the net asset value per share of the applicable Class of Shares next determined after we receive your order, minus any applicable deferred sales charges, redemption fees and/or exchange fees.

EXECUTION OF ORDERS. You may buy and sell Shares of the Fund on any day when the New York Stock Exchange is open for business (hereafter referred to as a "business day"). The New York Stock Exchange is closed on weekends and national holidays.


o PURCHASING SHARES BY MAIL: If you mail us a purchase order, we will execute it as soon as we have received your payment. (Note: If your check does not clear, we will be forced to cancel your purchase and may hold you liable for any losses or fees incurred.)

o PURCHASING SHARES BY WIRE: If you place a purchase order by wire on any business day, we will execute it that day, provided that you have wired the money you wish to invest and it is received by the Transfer Agent prior to 1:00 p.m. PT (4:00 p.m. ET). If the Transfer Agent does not receive the money you plan to wire by this deadline, the trade will be canceled and you must resubmit the trade at the time the wire is sent.

o SELLING SHARES: To sell Shares on any one business day, you must place your redemption order before 1:00 p.m. PT (4:00 p.m. ET). Otherwise, we will execute your order on the following business day.


The Transfer Agent may accept telephone orders from broker-dealers, and other intermediaries designated by such broker-dealers, who have been previously approved by the Distributor. The Fund will be deemed to have received a purchase order when an approved broker-dealer or its authorized designee accepts such order. It is the responsibility of such broker-dealer to promptly forward purchase or redemption orders to the Transfer Agent. Broker-dealers may charge you a transaction-based fee or other fee for their services at either the time of purchase or the time of redemption. Such charges may vary among broker-dealers but in all cases will be retained by the broker-dealers and not remitted to the Fund.


ANTI-MONEY LAUNDERING PROGRAM


Customer identification and verification is part of HighMark Funds' overall obligation to deter money laundering under Federal law. HighMark Funds has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, HighMark Funds reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of HighMark Funds management, they are deemed to be in the best interest of the Fund or in cases when HighMark Funds is requested or compelled to do so by governmental or law enforcement authorities.


FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES


HighMark Funds' Board of Trustees has adopted policies and procedures designed to discourage frequent purchases and redemptions of shares of HighMark Funds or excessive or short-term trading that may disadvantage long-term HighMark Fund shareholders. These policies are described below.

----------
PROSPECTUS
----------
12


HIGHMARK FUNDS
--------------------------------------------------------------------------------


RISKS ASSOCIATED WITH EXCESSIVE OR SHORT-TERM TRADING GENERALLY. While the Fund will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Fund's shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, the Fund may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, the Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, the Fund may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect the Fund's performance.

A fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time the Fund calculates its NAV at 1:00 p.m. Pacific time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of foreign securities established some time before the Fund calculates its own share price (referred to as "time zone arbitrage"). The Fund has procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Fund calculates its NAV. While there is no assurance, the Fund expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will reduce a shareholder's ability to engage in time zone arbitrage to the detriment of the other shareholders of the Fund.

A shareholder engaging in a short-term trading strategy may also target a Fund that does not invest primarily in foreign securities. Any Fund that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Funds that may be adversely affected by price arbitrage include, in particular, those Funds that significantly invest in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities.

REDEMPTION FEES AND EXCHANGE FEES. As noted in the "Shareholder Fees" table for the Fund, the Fund imposes a 2% redemption fee on the proceeds of Class A Shares redeemed 5 business days or less after their purchase. The Fund also imposes an exchange fee on Class A Shares exchanged 5 business days or less after their purchase. The redemption fee and the exchange fee are designed to discourage short-term trading and any proceeds of the fees will be credited to the assets of the Fund.

The fee is imposed to the extent that the number of Fund shares redeemed by a shareholder exceed the number of Fund shares that have been held by such shareholder more than 5 business days. For shares of the Fund that were acquired by exchange, the holding period is measured from the date the shares were acquired in the exchange transaction. Shares held the longest will be redeemed first.


The redemption fee is not imposed on shares:

o held in omnibus accounts of a financial intermediary, including but not limited to a broker-dealer or a retirement plan fiduciary. However, shares held in retirement plans that are not in omnibus accounts, such as IRAs and 403(b)(7) plans, are subject to the fee;

o     redeemed through systematic withdrawal plans;

o     purchased through reinvested dividends or capital gains;

o     redeemed pursuant to Fund reorganizations;


o redeemed as part of an automatic dividend exchange election established in advance of the exchange;


o redeemed to pay fees assessed by the Fund or the Transfer Agent against the account; and

o     involuntary redemptions resulting from failure to meet account minimums.


Although the Fund does not grant waivers of the redemption fee or exchange fee, the Fund reserves the right to modify or eliminate redemption fees and exchange fees at any time in its discretion.

RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS. Purchases and exchanges should be made primarily for investment purposes. the Fund and/or its principal underwriter reserves the right to refuse any purchase or exchange order at any time or to suspend redemptions with respect to any shareholder, including transactions representing excessive trading and transactions accepted by any shareholder's financial adviser. In addition, the Fund'S adviser, or its delegates, will use its best efforts to detect short-term trading activity in the Fund's Shares and reject any purchase, redemption or exchange if, in its judgment, the transaction would adversely affect the Fund or its shareholders. The adviser, or its delegates, however, will not always be able to detect or prevent market timing activity or other trading activity that may disadvantage the Fund. For example, the ability to monitor trades that are placed by omnibus or other nominee accounts is limited when the broker, retirement plan administrator or fee-based program sponsor maintains the

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              13


--------------------------------------------------------------------------------


record of the Fund's underlying beneficial owners. In the event that the Fund or Its agents reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed.


DISCLOSURE OF PORTFOLIO HOLDINGS


HighMark Capital Management, Inc., the Fund's adviser, has established a policy with respect to the disclosure of a HighMark Fund's portfolio holdings. A description of this policy is provided in the SAI. In addition, the Fund's top ten monthly portfolio holdings are generally available to you two days after the end of the period by clicking on "Funds and Performance" on the HighMark Funds website.

Note that the Fund or its adviser may suspend the posting of this information or modify the elements of this web posting policy without notice to shareholders.


DIVIDENDS AND
DISTRIBUTIONS


As a mutual fund Shareholder, you may receive capital gains and/or income from your investment. The Fund may periodically declare and pay dividends from net investment income separately for each class of Shares. The Fund distributes any net capital gains and ordinary income it has realized at least once a year. The Fund neither has a targeted dividend rate nor guarantees that it will pay any dividends or other distributions.

We will automatically reinvest any income and capital gains distributions you are entitled to in additional Shares of the Fund unless you notify our Transfer Agent that you want to receive your distributions in cash. To make either type of notification, send a letter with your request, including your name and account number to:


HighMark Funds
P.O. Box 8416
Boston, MA 02266-8416


Your request will become effective for distributions having record dates after our Transfer Agent receives your request. Note that the Internal Revenue Service
(IRS) treats dividends paid in additional Fund Shares the same as it treats dividends paid in cash. In general, the Fund's Class A Shares will pay higher dividends than Class C Shares, because Class C Shares have higher distribution fees.


TAXES

Your mutual fund investments may have a considerable impact on your tax situation. We have summarized some of the main points you should know below. Note, however, that the following is general information and will not apply to you if you are investing through a tax-deferred account such as an IRA or a qualified employee benefit plan.

IMPORTANT NOTE: IF YOU HAVE NOT DONE SO ALREADY, BE SURE TO PROVIDE US WITH YOUR CORRECT TAXPAYER IDENTIFICATION NUMBER OR CERTIFY THAT IT IS CORRECT. UNLESS WE HAVE THAT INFORMATION, WE MUST, BY LAW, WITHHOLD A PORTION OF THE TAXABLE DISTRIBUTIONS YOU WOULD OTHERWISE BE ENTITLED TO RECEIVE FROM YOUR FUND INVESTMENTS AS WELL AS A PORTION OF ANY PROCEEDS YOU WOULD NORMALLY RECEIVE FROM SELLING FUND SHARES.

END-OF-YEAR TAX STATEMENTS

We will send you a statement each year showing the tax status of all your distributions. The laws governing taxes change frequently, however, so please consult your tax adviser for the most up-to-date information and specific guidance regarding your particular tax situation. You can find more information about the potential tax consequences of mutual fund investing in the SAI.

TAXATION OF SHAREHOLDER TRANSACTIONS

An exchange of the Fund's shares for shares of another HighMark Fund will be treated as a sale of the Fund's shares and, as with all sales and redemptions of the Fund shares, any gain on the transaction will be subject to federal income tax.

TAXES ON FUND
DISTRIBUTIONS


o FEDERAL TAXES: The IRS generally treats any dividends and short-term capital gains you receive from the Fund as ordinary income. Distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed at the rate applicable to long-term capital gains, provided the holding period and other requirements are met at both the shareholder and Fund level.

o STATE AND LOCAL TAXES: In addition to federal taxes, you may have to pay state and local taxes on the dividends or capital gains you receive from the Fund.

o TAXATION OF LONG-TERM CAPITAL GAINS: Distributions of net long-term capital gains you receive from the Fund will be taxed at the long-term federal capital gains rate, regardless of how long you've owned Shares in the Fund. Some states also tax long-term capital gain distributions at a special rate.


o "BUYING A DIVIDEND": You may owe taxes on Fund distributions even if they represent income or capital gains the Fund earned before you invested in it and thus were likely included in the price you paid.


o REINVESTMENT: The Fund's distributions, whether received in cash or reinvested in additional Shares of the Fund, may be subject to federal income tax.

SPECIAL CONSIDERATIONS FOR SHAREHOLDERS OF FUNDS INVESTING IN FOREIGN
SECURITIES: If the Fund invests in foreign securities, the income those securities generate may be subject to foreign withholding taxes, which may decrease their yield. Foreign

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14

HIGHMARK FUNDS
--------------------------------------------------------------------------------


governments may also impose taxes on other payments or gains the Fund earns on these securities. In general, shareholders in the Fund will not be entitled to claim a credit or deduction for these foreign taxes on their U.S. tax return. (There are some exceptions, however; please consult your tax adviser for more information.) In addition, foreign investments may prompt the Fund to distribute ordinary income more frequently and/or in greater amounts than purely domestic funds, which could increase your tax liability.


THE TAX CONSIDERATIONS DESCRIBED ABOVE MAY OR MAY NOT APPLY TO YOU. SEE THE SAI FOR FURTHER DETAILS. PLEASE CONSULT YOUR TAX ADVISER TO HELP DETERMINE WHETHER THESE CONSIDERATIONS ARE RELEVANT TO YOUR PARTICULAR INVESTMENTS AND TAX SITUATION.

INVESTOR SERVICES

AUTOMATIC INVESTMENT PLAN (AIP): AIP allows you to make regular investments in the HighMark Fund(s) of your choice through automatic deductions from your checking account. The monthly minimum per HighMark Fund is $100.* AIP is available only to current Shareholders who wish to make additional investments to their existing account(s). To participate in AIP, complete the appropriate section on your Account Application form.

To take part in AIP, complete the appropriate section on your Account Application form. You may change or cancel the plan at any time by sending a written notice to our Transfer Agent (a medallion guarantee may be required).

*There is a $50 monthly minimum for current or retired trustees of HighMark Funds and directors, officers, and employees (as well as their spouses and children under the age of 21) of Union Bank of California, SEI Investments Distribution Co., and their affiliates who were participating in HighMark's AIP on or before December 11, 1998.

SYSTEMATIC WITHDRAWAL PLAN (SWP): HighMark's Systematic Withdrawal Plan allows you to make regular withdrawals from your account. The minimum monthly withdrawal is $100 per HighMark Fund. You can choose to make these withdrawals on a monthly, quarterly, semi-annual or annual basis. You also have the option of receiving your withdrawals by check or by automatic deposit into your bank account.

To participate in SWP, you must:

o     Have at least $5,000 in your HighMark Fund(s) account.

o     Have your dividends automatically reinvested.

BEFORE YOU SIGN UP FOR SWP, PLEASE NOTE THE FOLLOWING IMPORTANT CONSIDERATIONS:

SWP via check will only run on the 25th of each month. SWP via the Automated Clearing House ("ACH") can be run on any date. If your automatic withdrawals through SWP exceed the income your HighMark Fund(s) normally pay, your withdrawals may, over time, deplete your original investment--or exhaust it entirely if you make large and frequent withdrawals. Fluctuations in the net asset value per share of your HighMark Fund(s) may also contribute to the depletion of your principal.

CLASS A SHAREHOLDERS SHOULD NOTE THE FOLLOWING:

If you are currently making additional purchases of HighMark Shares that carry a sales load, or plan to do so, it generally would not be in your best interest to participate in SWP.

To take part in SWP, complete the appropriate section on your Account Application form. You may change or cancel the plan at any time by sending a written notice to our Transfer Agent (a medallion guarantee may be required).

Please contact HighMark Funds at 1-800-433-6884 for more information.


SYSTEMATIC EXCHANGE PLAN: HighMark's Systematic Exchange Plan allows shareholders of a class of HighMark Money Market or Fixed-Income Funds to make regular exchanges from their accounts into the same class of a HighMark Equity Fund, including the Small Cap Advantage Fund. The minimum monthly exchange is $1,200 per HighMark Fund. You can choose to make these exchanges on a monthly, quarterly, semi-annual or annual basis for a fixed period of time.

To participate in the Systematic Exchange Plan, you must:

      o Have at least $5,000 in your HighMark Money Market or Fixed-Income Fund account(s).


      o     Have your dividends automatically reinvested.

To take part in the Systematic Exchange Plan, complete the appropriate section on your Account Application form. You may change or cancel the plan at any time by sending a written notice to our Transfer Agent (a medallion guarantee may be required).

MORE ABOUT
HIGHMARK FUNDS
INVESTMENT MANAGEMENT

INVESTMENT ADVISER


HighMark Capital Management, Inc. serves as investment adviser of the HighMark Funds and manages their investment portfolios on a day-to-day basis under the supervision of HighMark Funds' Board of Trustees. HighMark Capital Management, Inc. also serves as the administrator of the HighMark Funds.

HighMark Capital Management is a subsidiary of Union Bank of California, N.A., which is a subisidiary of UnionBanCal Corporation. UnionBanCal Corporation is a publicly held corporation, which is principally held by The Bank of Tokyo-Mitsubishi, Ltd. (BTM). BTM is in turn a wholly owned subsidiary of Mitsubishi Tokyo Financial Group, Inc. As of ________________, UnionBanCal Corporation and its subsidiaries had approximately $___ billion in consolidated assets. As of the same date, HighMark Capital Management, had approximately $___ billion in assets under management. HighMark Capital Management (and its predecessors) has been providing investment management services to individuals, institutions and large corporations since 1919.

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                                                                              15


--------------------------------------------------------------------------------


For its advisory services to the Small Cap Advantage Fund, HighMark Capital Management is entitled to receive management fees at an annual rate of 0.95% of the Fund's average daily net assets.


PORTFOLIO MANAGERS


David J. Goerz, a Senior Vice President and Chief Investment Officer of Equity Management, will be co-manager for HighMark Small Cap Advantage Fund upon the Fund's commencement of investment operations. Mr. Goerz has been associated with HighMark Capital Management, Inc. since 2003. Prior to joining HighMark Capital Management, Mr. Goerz was Chief Investment Officer for Morningstar Associates from 2002 to 2003. Mr. Goerz was Vice President, Director of Global Asset Allocation Research and Portfolio Manager for Wellington Management Company from 1995-2002.

Richard Rocke, a Vice President and Director of Quantitative Strategies Group, will be co-manager for HighMark Small Cap Advantage Fund upon the Fund's commencement of investment operations. Mr. Rocke has been associated with HighMark Capital Management, Inc. since 1999.

The Statement of Additional Information provides additional information about the managers' compensation, other accounts managed and ownership of securities in the Fund.


FINANCIAL HIGHLIGHTS


Financial information for the Fund is not presented because Shares of the Fund were not offered prior to the date of this Prospectus.


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HIGHMARK FUNDS
--------------------------------------------------------------------------------

OTHER INVESTMENT MATTERS


The Fund is not a complete investment program. The investment objectives or goals of the Fund and the investment policies of the Fund can be changed without shareholder approval, except for the policies that are identified as "fundamental" in the SAI.

The Fund invests in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. The following table describes the securities and techniques the Fund uses, as well as the main risks they pose. Equity securities are subject mainly to market risk. Following the table is a more complete discussion of risk. You may also consult the SAI for more details about the securities in which the Fund may invest.

FUND NAME

Small Cap Advantage Fund

INSTRUMENT                                                                                 RISK TYPE
-----------------------------------------------------------------------------------------------------------
AMERICAN DEPOSITORY RECEIPTS (ADRS): ADRs are foreign                                      Market
Shares of a company held by a U.S. bank that issues a                                      Political
receipt evidencing ownership. ADRs pay dividends in U.S. dollars.                          Foreign Investment
-----------------------------------------------------------------------------------------------------------
BANKERS' ACCEPTANCES: Bills of exchange or time drafts                                     Credit
drawn on and accepted by a commercial bank. They generally                                 Liquidity
have maturities of six months or less.                                                     Market
-----------------------------------------------------------------------------------------------------------
BONDS: Interest-bearing or discounted government or corporate                              Market
securities that obligate the issuer to pay the bondholder                                  Credit
a specified sum of money, usually at specific intervals, and                               Prepayment/Call
to repay the principal amount of the loan at maturity.
-----------------------------------------------------------------------------------------------------------
CALL AND PUT OPTIONS: A call option gives the buyer the                                    Management
right to buy, and obligates the seller of the option to sell,                              Liquidity
a security at a specified price. A put option gives the buyer                              Credit
the right to sell, and obligates the seller of the option to buy,                          Market
a security at a specified price. The Fund may buy call and                                 Leverage
put options and will sell only covered call options.
-----------------------------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT: Negotiable instruments                                            Market
with a stated maturity.                                                                    Credit
                                                                                           Liquidity
-----------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER: Secured and unsecured short-term                                         Credit
promissory notes issued by corporations and other entities.                                Liquidity
Their maturities generally vary from a few days to nine months.                            Market
-----------------------------------------------------------------------------------------------------------
COMMON STOCK: Shares of ownership of a company.                                            Market
-----------------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES: Bonds or preferred stock that                                      Market
convert to common stock.                                                                   Credit
-----------------------------------------------------------------------------------------------------------
DERIVATIVES: Instruments whose value is derived from an                                    Management
underlying contract, index or security, or any combination                                 Market
thereof, including futures, options (e.g., puts and calls),                                Credit
options on futures, swap agreements, and some                                              Liquidity
mortgage-backed securities.                                                                Leverage
                                                                                           Prepayment/Call
-----------------------------------------------------------------------------------------------------------

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                                                                      PROSPECTUS
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                                                                              17


--------------------------------------------------------------------------------


INSTRUMENT                                                                                  RISK TYPE
-----------------------------------------------------------------------------------------------------------
FOREIGN SECURITIES: Stocks issued by foreign companies                                      Market
including ADRs and Global Depository Receipts (GDRs), as well                               Political
as commercial paper of foreign issuers and obligations of                                   Foreign Investment
foreign governments, companies, banks, overseas branches of                                 Liquidity
U.S. banks or supranational entities.                                                       Emerging Market
                                                                                            Prepayment/Call
-----------------------------------------------------------------------------------------------------------
FUTURES AND RELATED OPTIONS: A contract providing for the                                   Management
future sale and purchase of a specific amount of a specific                                 Market
security, class of securities, or index at a specified time in                              Credit
the future and at a specified price. The Fund may invest in                                 Liquidity
futures and options on futures for the purpose of achieving                                 Leverage
their objectives and for adjusting their portfolio's duration.
The Fund will limit its obligations under futures contracts
and related options subject to the requirements of the
Securities and Exchange Commission.
-----------------------------------------------------------------------------------------------------------
ILLIQUID SECURITIES: Securities that ordinarily cannot be                                   Liquidity
sold within seven business days at the value the Fund                                       Market
has estimated for them. The Fund may invest up to
15% of its net assets in illiquid securities.
-----------------------------------------------------------------------------------------------------------
INDEX-BASED SECURITIES: Index-based securities such as                                      Market
Standard & Poor's Depository Receipts ("SPDRs") and
NASDAQ-100 Index Tracking Stock ("NASDAQ 100s"), represent
ownership in a long-term unit investment trust that holds a
portfolio of common stocks designed to track the price
performance and dividend yield of an index, such as the S&P
500 Index or the NASDAQ-100 Index. Index-based securities
entitle a holder to receive proportionate quarterly cash
distributions corresponding to the dividends that accrue to
the index stocks in the underlying portfolio, less trust
expenses. Exchange Traded Funds are actively traded on
national securities exchanges and are generally based on
specific domestic and foreign market indices. An "index-based
ETF" seeks to track the performance of an index holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Because ETFs are based on an underlying basket of stocks or an index, they are subject to the same market fluctuations as these types of securities in volatile market swings.
-----------------------------------------------------------------------------------------------------------


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18

HIGHMARK FUNDS
--------------------------------------------------------------------------------


INSTRUMENT                                                                                 RISK TYPE
---------------------------------------------------------------------------------------------------------------
INVESTMENT COMPANY SECURITIES: Shares of registered                                        Market
investment companies. These may include HighMark Money
Market Funds and other registered investment companies for
which HighMark, its sub-advisers, or any of their affiliates serves as investment adviser, administrator or distributor.
The Fund may invest up to 5% of its assets in the Shares of any one registered investment company. The Fund may not, however, own more than 3% of the securities of any one registered
investment company or invest more than 10% of its assets in
the Shares of other registered investment companies. As a
shareholder of an investment company, the Fund will indirectly bear investment management fees of that investment company,
which are in addition to the management fees the Fund pays
its own adviser.
---------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE SECURITIES: Securities rated BBB or higher                                Market
by Standard & Poor's; Baa or better by Moody's; similarly                                  Credit
rated by other nationally recognized rating organizations;                                 Prepayment/Call
or, if not rated, determined to be of comparably high
quality by the Fund's adviser.
---------------------------------------------------------------------------------------------------------------
MONEY MARKET INSTRUMENTS: Investment-grade, U.S.                                           Market
dollar-denominated debt securities with remaining                                          Credit
maturities of one year or less. These may include short-term
U.S. government obligations, commercial paper and other
short-term corporate obligations, repurchase agreements
collateralized with U.S. government securities, certificates of deposit, bankers' acceptances, and other financial
institution obligations. These securities may carry fixed or variable interest rates.
---------------------------------------------------------------------------------------------------------------
OBLIGATIONS OF SUPRANATIONAL AGENCIES: Securities issued                                   Credit
by supranational agencies that are chartered to promote                                    Foreign Investment
economic development and are supported by various                                          Prepayment/Call
governments and government agencies.
---------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS: Equity securities that generally pay dividends                           Market
at a specified rate and take precedence over common stock in the payment of dividends or in the event of liquidation.
Preferred stock generally does not carry voting rights.
---------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: The purchase of a security and                                      Market
the simultaneous commitment to return the security to the                                  Leverage
seller at an agreed upon price on an agreed upon date.
This is treated as a loan.
---------------------------------------------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENTS: The sale of a security                                      Market
and the simultaneous commitment to buy the security back                                   Leverage
at an agreed upon price on an agreed upon date. This is
treated as a borrowing by the Fund.
---------------------------------------------------------------------------------------------------------------
RESTRICTED SECURITIES: Securities not registered under the                                 Liquidity
Securities Act of 1933, such as privately placed commercial                                Market
paper and Rule 144A securities.
---------------------------------------------------------------------------------------------------------------

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                                                                      PROSPECTUS
                                                                      ----------
                                                                              19


--------------------------------------------------------------------------------


INSTRUMENT                                                                                  RISK TYPE
---------------------------------------------------------------------------------------------------------------
SECURITIES LENDING: The lending of up to 33 1/3% of the                                     Market
Fund's total assets. In return the Fund will receive                                        Leverage
cash, other securities and/or letters of credit.                                            Liquidity
                                                                                            Credit
---------------------------------------------------------------------------------------------------------------
SWAP AGREEMENTS: A transaction where one                                                    Management
security or characteristic of a security is swapped                                         Market
for another. An example is when one party trades                                            Credit
newly issued stock for existing bonds with                                                  Liquidity
another party.                                                                              Leverage
---------------------------------------------------------------------------------------------------------------
TIME DEPOSITS: Non-negotiable receipts issued by a bank in                                  Liquidity
exchange for a deposit of money.                                                            Credit
                                                                                            Market
---------------------------------------------------------------------------------------------------------------
TREASURY RECEIPTS: Treasury receipts, Treasury investment                                   Market
growth receipts, and certificates of accrual of Treasury
securities.
---------------------------------------------------------------------------------------------------------------
UNIT INVESTMENT TRUSTS: A type of investment vehicle,                                       Market
registered with the Securities and Exchange Commission
under the Investment Company Act of 1940, that purchases a
fixed portfolio of income-producing securities, such as
corporate, municipal, or government bonds, mortgage-backed
securities, or preferred stock. Unit holders receive an
undivided interest in both the principal and the income
portion of the portfolio in proportion to the amount of
capital they invest. The portfolio of securities remains
fixed until all the securities mature and unit holders have
recovered their principal.
---------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY SECURITIES: Securities issued                                        Market
by agencies and instrumentalities of the U.S. government.                                   Credit
These include Ginnie Mae, Fannie Mae, and Freddie Mac.                                      Prepayment/Call
---------------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS: Bills, notes, bonds,                                             Market
separately traded registered interest and principal
securities, and coupons under bank entry safekeeping.
-----------------------------------------------------------------------------------------------------------
VARIABLE AND FLOATING RATE INSTRUMENTS: Obligations with                                    Credit
interest rates that are reset daily, weekly, quarterly or on                                Liquidity
some other schedule. Such instruments may be payable to                                     Market
the Fund on demand.
---------------------------------------------------------------------------------------------------------------
WARRANTS: Securities that give the holder the right to buy a                                Market
proportionate amount of common stock at a specified price.                                  Credit
Warrants are typically issued with preferred stock and bonds.
---------------------------------------------------------------------------------------------------------------
WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS:                                             Market
A purchase of, or contract to purchase, securities at a fixed                               Credit
price for delivery at a future date. The portfolio managers                                 Leverage
of the Fund expect that commitments to enter into forward                                   Liquidity
commitments or purchase when-issued securities will not
exceed 25% of the Fund's total assets.
---------------------------------------------------------------------------------------------------------------
ZERO-COUPON DEBT OBLIGATIONS: Bonds and other types of                                      Credit
debt that pay no interest, but are issued at a discount from                                Market
their value at maturity. When held to maturity, their entire                                Zero Coupon
return equals the difference between their issue price and
their maturity value.
---------------------------------------------------------------------------------------------------------------


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----------
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20

HIGHMARK FUNDS
--------------------------------------------------------------------------------

OTHER RISKS


HighMark Funds also offers shares of the Income Plus Allocation Fund, Growth & Income Allocation Fund and Capital Growth Allocation Fund (collectively the "Asset Allocation Portfolios"). Each of the Asset Allocation Portfolios is a "fund-of-funds" that invests in other mutual funds within the HighMark Funds family. Fiduciary shares of the Fund are offered to the Asset Allocation Portfolios. The Asset Allocation Portfolios, individually or collectively, may own significant amounts of shares of the Fund from time to time. The Asset Allocation Portfolios typically use asset allocation strategies pursuant to which they frequently may increase or decrease the amount of shares of the Fund they own, which could occur daily in volatile market conditions. Depending on a number of factors, including the cash flows into and out of the Fund as a result of the activity of other investors, the Fund's asset levels and its then-current liquidity, purchases and sales by an Asset Allocation Portfolio could require the Fund to purchase or sell portfolio securities, increasing the Fund's transaction costs and possible reducing the Fund's performance.


GLOSSARY OF
INVESTMENT RISKS


This section discusses the risks associated with the securities and investment techniques listed above, as well as the risks mentioned under the heading "What are the main risks of investing in this Fund" in the Fund profile. Because of these risks, the value of the securities held by the Fund may fluctuate, as will the value of your investment in the Fund. Certain types of investments are more susceptible to these risks than others.


CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Generally speaking, the lower a security's credit rating, the higher its credit risk. If a security's credit rating is downgraded, its price tends to decline sharply, especially as it becomes more probable that the issuer will default.


EMERGING MARKET RISK. To the extent that the Fund invests in emerging markets to enhance overall returns, it may face higher political, foreign investment, and market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. See also FOREIGN INVESTMENT RISK below.


FOREIGN INVESTMENT RISK. Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar's value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. For instance, foreign governments may limit or prevent investors from transferring their capital out of a country. This may affect the value of your investment in the country that adopts such currency controls. Exchange rate fluctuations also may impair an issuer's ability to repay U.S. dollar denominated debt, thereby increasing credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete or inaccurate financial information about their issuers, smaller and less liquid securities markets, social upheavals or political actions ranging from tax code changes to governmental collapse. These risks are greater in the emerging markets than in the developed markets of Europe and Japan.


INVESTMENT STYLE RISK. The risk that the particular type of investment on which a fund focuses (in the case of the Fund small-cap stocks) may underperform other asset classes or the overall market. Individual market segments tend to go through cycles of performing better or worse than other types of securities. These periods may last as long as several years. Additionally, a particular market segment could fall out of favor with investors, causing a fund that focuses on that market segment to underperform those that favor other kinds of securities.


LEVERAGE RISK. The risk associated with securities or investment practices that magnify small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.


LIQUIDITY RISK. The risk that a security may be difficult or impossible to sell at the time and price the seller wishes. The seller may have to accept a lower price for the security, sell other securities instead, or forego a more attractive investment opportunity. All of this could hamper the management or performance of the Fund.

MANAGEMENT RISK. The risk that a strategy used by the Fund's portfolio manager may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged.


MARKET RISK. The risk that a security's market value may decline, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price the investor originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industrial sector or the market as a whole. For fixed-income securities, market risk is largely influenced by changes in interest rates. Rising interest rates typically cause the value of bonds to decrease, while falling rates typically cause the value of bonds to increase.

POLITICAL RISK. The risk of investment losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

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                                                                      PROSPECTUS
                                                                      ----------
                                                                              21


--------------------------------------------------------------------------------

PREPAYMENT & CALL RISK. The risk that a security's principal will be repaid at an unexpected time. Prepayment and call risk are related, but differ somewhat. Prepayment risk is the chance that a large number of the mortgages underlying a mortgage-backed security will be refinanced sooner than the investor had expected. Call risk is the possibility that an issuer will "call"--or repay--a high-yielding bond before the bond's maturity date. In both cases, the investor is usually forced to reinvest the proceeds in a security with a lower yield. This turnover may result in taxable capital gains and, in addition, may lower a portfolio's income. If an investor paid a premium for the security, the prepayment may result in an unexpected capital loss.

Prepayment and call risk generally increase when interest rates decline, and can make a security's yield as well as its market price more volatile. Generally speaking, the longer a security's maturity, the greater the prepayment and call risk it poses.

SMALL-COMPANY STOCK RISK. Investing in small companies is generally more risky than investing in large companies, for a variety of reasons. Many small companies are young and have limited track records. They also may have limited product lines, markets or financial resources. They may, in addition, be more vulnerable to adverse business or economic developments than larger companies. Stocks issued by small companies tend to be less liquid and more volatile than stocks of larger companies or the market averages in general. In addition, small companies may not be well-known to the investing public, may not have institutional ownership, and may have only cyclical, static, or moderate growth prospects. If a fund concentrates on small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies.

ZERO COUPON RISK. The market prices of securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities that pay interest periodically.

----------
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----------
22

HIGHMARK FUNDS
--------------------------------------------------------------------------------



NOTES

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              23

--------------------------------------------------------------------------------

NOTES

----------
PROSPECTUS
----------
24


HIGHMARK FUNDS
--------------------------------------------------------------------------------



NOTES

HIGHMARK FUNDS SERVICE PROVIDERS:


INVESTMENT ADVISER & ADMINISTRATOR

HIGHMARK CAPITAL MANAGEMENT, INC.
475 Sansome Street
San Francisco, CA 94111

CUSTODIAN
UNION BANK OF CALIFORNIA, N.A.
475 Sansome Street
San Francisco, CA 94111


DISTRIBUTOR
SEI INVESTMENTS DISTRIBUTION CO.
1 Freedom Valley Drive
Oaks, PA 19456


LEGAL COUNSEL
ROPES & GRAY LLP
One Embarcadero Center, Suite 2200
San Francisco, CA  94111

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

TRANSFER AGENT
STATE STREET BANK & TRUST COMPANY
P.O. Box 8416
Boston, MA 02266

HOW TO OBTAIN MORE INFORMATION:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
More detailed information about the HighMark Funds is included in our SAI. The SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

To obtain the SAI free of charge, or for more information:

BY TELEPHONE: call 1-800-433-6884

BY MAIL: write to us at
         SEI Investments Distribution Co.
         1 Freedom Valley
         Drive Oaks, PA 19456

BY INTERNET: www.highmarkfunds.com

FROM THE SEC: You can also obtain the SAI and other information about the HighMark Funds from the SEC Website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, D.C. (for information call 1-202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to:
Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.

HighMark Funds' Investment Company Act registration number is 811-05059.

[MOUNTAIN RANGE GRAPHIC OMITTED]

 HIGHMARK FUNDS(R) [LOGO OMITTED]

445 South Figueroa Street  o  Suite 306  o  Los Angeles  o  California  o  90071

WWW.HIGHMARKFUNDS.COM
                                                                 HMK-PS-018-0100

--------------------------------------------------------------------------------
                                                               DECEMBER 1, 2005
--------------------------------------------------------------------------------

HIGHMARK
   The smarter approach to investing.




SMALL CAP ADVANTAGE FUND            FIDUCIARY SHARES
--------------------------------------------------------------------------------
prospectus

[MOUNTAIN RANGE GRAPHIC OMITTED]

 HIGHMARK FUNDS(R) [LOGO OMITTED]

The Securities and Exchange Commission has not approved or disapproved of these securities or determined whether this prospectus is accurate or complete. Any representation to the contrary is unlawful.

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                               1

--------------------------------------------------------------------------------

HOW TO READ
THIS PROSPECTUS


HighMark Funds is a mutual fund family that offers different classes of Shares in separate investment portfolios. The investment portfolios have various investment goals and strategies. This prospectus gives you important information about the Fiduciary Shares of one of the investment portfolios, HighMark's Small Cap Advantage Fund (the "Fund") that you should know before investing. The Small Cap Advantage Fund also offer additional classes of Shares called Class A and Class C Shares, which are offered in a separate prospectus.

Please read this prospectus and keep it for future reference. The prospectus is arranged into different sections so that you can easily review this important information. The next column contains general information you should know about investing in the Fund.

INDIVIDUAL HIGHMARK FUND PROFILE
Small Cap Advantage Fund ..................................................    2

SHAREOWNER GUIDE -- HOW TO INVEST IN THE FUND
Choosing a Share Class ....................................................    5
Payments to Financial Firms ...............................................    5
Opening an Account ........................................................    6
Buying Shares .............................................................    7
Selling Shares ............................................................    7
Exchanging Shares .........................................................    8
Transaction Policies ......................................................    8
Dividends and Distributions ...............................................   10
Taxes .....................................................................   10
Investor Services .........................................................   11

MORE ABOUT THE FUND
Investment Management .....................................................   11
Financial Highlights ......................................................   12
Other Investment Matters ..................................................   13
Glossary of Investment Risks ..............................................   17


FOR MORE INFORMATION ABOUT HIGHMARK FUNDS, PLEASE SEE THE BACK COVER OF THE ROSPECTUS


The Fund is a mutual fund. A mutual fund pools Shareholders' money and, using professional investment managers, invests it in securities such as stocks and bonds. Before you look at specific HighMark Funds, you should know a few basics about investing in mutual funds.


The value of your investment in a mutual fund is based on the market prices of the securities the mutual fund holds. These prices change daily due to economic trends and other developments that generally affect securities markets, as well as those that affect particular firms and other types of issuers. These price movements, also called volatility, vary depending on the types of securities a mutual fund owns and the markets where these securities trade.


AS WITH OTHER INVESTMENTS, YOU COULD LOSE MONEY ON YOUR INVESTMENT IN A MUTUAL FUND. YOUR INVESTMENT IN THE SMALL CAP ADVANTAGE FUND IS NOT A DEPOSIT OR AN OBLIGATION OF UNION BANK OF CALIFORNIA, N.A., ITS AFFILIATES OR ANY BANK. IT IS NOT INSURED BY THE FDIC OR ANY GOVERNMENT AGENCY.

The Fund has its own investment goal and strategies for reaching that goal. There is no guarantee that the Fund will achieve its goal. Before investing, make sure that the Fund's goal matches your own.

The portfolio manager invests the Fund's assets in a way that he or she believes will help the Fund achieve its goal. A manager's judgments about the securities markets, economy and companies, and his or her method of investment selection, may cause the Fund to underperform other funds with similar objectives.


INTRODUCTION

--------------------------------------------------------------------------------
[AMPERSAND GRAPHIC OMITTED]        FUND SUMMARY

[QUOTES GRAPHIC OMITTED]           INVESTMENT STRATEGY

[EXCLAMATION MARK GRAPHIC OMITTED] WHAT ARE THE MAIN
                                   RISKS OF INVESTING
                                   IN THIS FUND?

[AT SIGN GRAPHIC OMITTED]          PERFORMANCE INFORMATION

[QUESTION MARK GRAPHIC OMITTED]    DID YOU KNOW?

[POUND SIGN GRAPHIC OMITTED]       FUND INFORMATION

[DOLLAR SIGN GRAPHIC OMITTED]      FEES AND EXPENSES
--------------------------------------------------------------------------------

----------
PROSPECTUS
----------
2


HIGHMARK FUNDS
SMALL CAP ADVANTAGE FUND
--------------------------------------------------------------------------------

[AMPERSAND GRAPHIC OMITTED]  FUND SUMMARY
      INVESTMENT GOAL                 To seek long-term capital appreciation
      -------------------------------------------------------------------------------------------------------
      INVESTMENT FOCUS                U.S. common stocks
      -------------------------------------------------------------------------------------------------------
      PRINCIPAL INVESTMENT STRATEGY   Seeks to invest in small U.S. companies offering above-average growth potential
      -------------------------------------------------------------------------------------------------------
      SHARE PRICE VOLATILITY          Moderate to High
      -------------------------------------------------------------------------------------------------------
      INVESTOR PROFILE                Risk tolerant investors seeking long-term capital appreciation
      -------------------------------------------------------------------------------------------------------

[QUOTES GRAPHIC OMITTED]  INVESTMENT STRATEGY


HighMark Small Cap Advantage Fund seeks long-term capital appreciation. To pursue this goal, the Fund invests primarily in the stocks of U.S. SMALL CAPITALIZATION companies that the adviser believes offer above average growth potential and attractive valuation. Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities of small capitalization companies.

The adviser uses an actively managed bottom-up stock selection process for choosing securities across a small-cap equity market universe that primarily includes companies represented in the Russell 2000 Index. The Fund seeks to identify those securities most attractive from a fundamental perspective, based on favorable valuation factors, supportive management criteria, and potential for price appreciation to allocate security holdings. The Fund will tend to show a preference for inexpensive stocks characterized by favorable valuation characteristics and improving catalysts.

Portfolio risk is managed using a portfolio construction process that imposes active security and sector exposure limits while balancing overall portfolio risk versus expected excess return. This portfolio management process determines buy and sell decisions to maintain an equity portfolio with low diversified risk relative to the benchmark and prevent excessive risk that can come from concentrated positions. Investments are sold when, as determined by the Fund's adviser, relative fundamentals deteriorate or alternative investments become sufficiently more attractive.

In addition to holdings in primarily small-cap equity securities, the Fund may buy American Depository Receipts (ADRs) and invest in derivatives including equity index futures and exchange traded funds ("ETF" securities) as warranted. Derivatives, particularly index futures and options, may be used by the Fund to shift style or size exposure, as well as efficiently manage cash flow from shareholder redemptions or subscriptions. The Fund may invest in other investment companies, including closed-end funds that invest in securities from a single sector, country or region. Non-U.S. equity exposure is limited, under normal market conditions, to no more than 10% of the total assets of the Fund. Fixed income and cash equivalent assets will generally not exceed 10% of the total assets of the Fund under normal market conditions.

In addition to those securities described above, the Fund may invest in other types of securities including fixed income securities and very short-term debt obligations called money market securities. Investment in such securities could make it more difficult for the Fund to achieve its goals.


For a more complete description of the securities in which the Fund can invest, please see "Other Investment Matters" on page 13.

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                               3

--------------------------------------------------------------------------------
[EXCLAMATION MARK GRAPHIC OMITTED]  WHAT ARE THE MAIN RISKS OF INVESTING
                                    IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

MARKET RISK: The possibility that the Fund's stock holdings may decline in price because of a broad stock market decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

INVESTMENT STYLE RISK: The possibility that the securities on which this Fund focuses--the stocks of small U.S. growth companies--may underperform other kinds of investments or the market as a whole.

SMALL COMPANY RISK: Investing in smaller, lesser-known companies involves greater risk than investing in those that are more established. A small company's financial well-being may, for example, depend heavily on just a few products or services. In addition, investors may have limited flexibility to buy or sell small company stocks, as compared to those of larger firms.

In addition, the Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes you pay.


For more information about these risks, please see "Glossary of Investment Risks" on page 17.


--------------------------------------------------------------------------------

[AT SIGN GRAPHIC OMITTED]  PERFORMANCE
                           INFORMATION

This section would normally include a bar chart and a table showing how the Fund has performed and how its performance has varied from year to year. Because the Fund had not commenced operations prior to the date of this Prospectus, the bar chart and table are not shown.

--------------------------------------------------------------------------------

[POUND SIGN GRAPHIC OMITTED]  FUND
                              INFORMATION

                CLASS           CUSIP          TICKER
                -----------------------------------------
                Fiduciary       431112465

--------------------------------------------------------------------------------

[QUESTION MARK GRAPHIC OMITTED]  DID YOU KNOW?

Companies are considered to have a SMALL CAPITALIZATION if their capitalization is generally within the range of those companies in the Russell 2000(R) Index.

PROSPECTUS
----------
4

HIGHMARK FUNDS
SMALL CAP ADVANTAGE FUND (CONTINUED)
--------------------------------------------------------------------------------

[DOLLAR SIGN GRAPHIC OMITTED]  FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fiduciary Shares of the Small Cap Advantage Fund. The first table describes the fees that you would pay directly from your investment if you bought or sold Fiduciary Shares. The second table describes the expenses you would pay indirectly if you held Fiduciary Shares.

----------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
----------------------------------------------------------------------------------------------------
                                                                                         FIDUCIARY
                                                                                          SHARES
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)         0%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                   0%
Redemption Fee (as a percentage of amount redeemed, if applicable)*                         0%

----------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
----------------------------------------------------------------------------------------------------
                                                                                         FIDUCIARY
                                                                                          SHARES
Investment Advisory Fees                                                                    0.95%
Distribution (12b-1) Fees                                                                      0%
Other Expenses                                                                              0.52%
                                                                                            -----
  TOTAL ANNUAL FUND OPERATING EXPENSES                                                      1.47%
Fee Waiver                                                                                  0.15%
  NET EXPENSES+                                                                             1.32%

*Does not include any wire transfer fees, if applicable.


+The Fund's adviser has agreed to contractually waive fees or reimburse expenses in order to keep total operating expenses for Fiduciary Shares from exceeding 1.32% for the period beginning December 1, 2005 and ending on November 30, 2006. The Fund's total actual operating expenses for the current fiscal year are expected to be less than the amount shown above because additional fees are expected to be waived or reimbursed in order to keep total operating expenses at a specified level. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses are expected to be as follows:


        Fiduciary Shares: 1.30%

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund's expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                              1 YEAR     3 YEARS
        Fiduciary Shares       $138       $454

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                               5

--------------------------------------------------------------------------------

SHAREOWNER GUIDE-
HOW TO INVEST IN THE
HIGHMARK FUNDS


Before you invest, we encourage you to carefully read the Fund profile included in this prospectus and consider whether an investment in the Small Cap Advantage Fund is appropriate for your particular financial situation, risk tolerance and goals. As always, your financial representative can provide you with valuable assistance in making this decision. He or she can also help you choose which of the Fund Share classes we offer is right for you.


FOREIGN INVESTORS


The Fund does not accept investments by non-resident aliens.


CHOOSING A SHARE CLASS

HighMark Funds offers different classes of Fund Shares, each of which has different expenses and other characteristics. Only one class of Fund Shares, Fiduciary Shares, is offered in this prospectus. To choose the one that is best suited to your needs and goals, consider the amount of money you want to invest, how long you expect to invest it and whether you plan to make additional investments. The following are some of the main characteristics of HighMark's Fiduciary Shares.

FIDUCIARY SHARES

o     No sales charge.

o     No Distribution (12b-1) fees.

o     AVAILABLE ONLY TO THE FOLLOWING INVESTORS AND ACCOUNTS:

      o Fiduciary, advisory, agency, custodial and other similar accounts maintained with Union Bank of California, N.A., or its affiliates;

      o Non-fiduciary IRA accounts investing in a HighMark Equity or Fixed Income Fund that were established with The Bank of California, N.A., prior to June 20, 1994, and have remained open since then;

      o Investors who currently own Shares of a HighMark equity or fixed income fund that they purchased prior to June 20, 1994 within an account registered in their name with the HighMark Funds;

      o Current and retired trustees of HighMark Funds and directors, officers and employees (and their spouses and children under the age of 21) of Union Bank of California, N.A., of HighMark Funds' current or former distributors or of their respective affiliated companies who currently own Shares of HighMark Funds that they purchased before April 30, 1997;

      o Registered investment advisers who are regulated by a federal or state governmental authority, or financial planners who are purchasing Fiduciary Shares for an account for which they are authorized to make investment decisions (i.e., a discretionary account) and who are compensated by their clients on the basis of an ad valorem fee;

      o Retirement and other benefit plans sponsored by governmental entities; and

      o Financial Institutions that may buy Shares on their own account or as record owner on behalf of fiduciary, agency or custodial accounts, with a minimum investment of $250,000 per Fund.


THE SMALL CAP ADVANTAGE FUND ALSO OFFERS CLASS A AND CLASS C SHARES. EACH OF THESE CLASSES HAS ITS OWN EXPENSE STRUCTURE. CLASS A AND CLASS C SHARES ARE AVAILABLE TO NON-FIDUCIARY CLIENTS OR UNION BANK OF CALIFORNIA, N.A., WHO ARE NOT OTHERWISE ELIGIBLE FOR FIDUCIARY SHARES. CALL US AT 1-800-433-6884 FOR MORE DETAILS.


PAYMENTS TO FINANCIAL FIRMS

Your broker, dealer, financial adviser or other financial intermediary may receive certain payments and compensation described below. For purposes of the following, "financial firms" means brokers, dealers, financial advisers and other financial intermediaries.


The Fund may make payments under HighMark Funds' shareholder services plan relating to the Fiduciary Shares to financial firms that agree to provide certain shareholder support services for their customers or account holders who are the beneficial or record owners of Shares of the Fund. In consideration for such services, a financial firm is compensated by the Fund at a maximum annual rate of up to 0.25% of the average daily net asset value of the applicable class of Shares of the Fund. The shareholder services plan is more fully described in the Statement of Additional Information (SAI). Financial firms may also receive sales charges, distribution fees, servicing fees and other compensation relating to other classes of Shares and other investment portfolios of HighMark Funds not offered in this prospectus.

HighMark Capital Management, Inc., pays out of its own assets compensation to financial firms for the sale and distribution of the Shares of the Fund and/or for the servicing of Shares. Payments made by HighMark Capital Management, Inc. may be made to supplement commissions paid to financial firms, and may take the form of (1) due diligence payments for a financial firm's examination of the Fund and payments for employee training and education relating to the Fund; (2) listing fees for the placement of the Fund on a financial firm's list of mutual funds available for purchase by its clients; (3) fees for providing the Fund with "shelf space" and/or a higher profile for a financial firm's financial consultants and their customers and/or placing the Fund on the financial firm's preferred or recommended list; (4) marketing support fees for providing assistance in promoting the sale of Shares; (5) payments in connection with attendance at sales meetings for the promotion of the sale of Shares; (6) payments for maintaining shareholder accounts on a financial firm's platform; and (7) payments for the sale of Shares and/or the maintenance of share balances.

----------
PROSPECTUS
----------
6


HIGHMARK FUNDS
--------------------------------------------------------------------------------


Payments made by HighMark Capital Management, Inc. to a financial firm also may be used by the financial firm to pay for the travel expenses, meals, lodging and entertainment of financial firms and their salespersons and guests in connection with education, sales and promotional programs. These programs, which may be different for different financial firms, will not change the price an investor will pay for Shares or the amount that the Fund will receive for the sale of Shares.

If investment advisers, administrators, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular Share class over other Share classes. Speak with your financial adviser to learn more about the total amounts paid to your financial adviser and his or her firm by the Fund, HighMark Capital Management, Inc. and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial adviser at the time of purchase.

HighMark Capital Management, Inc. does not consider sales of Shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. However, some broker-dealers that sell Shares of the Fund may receive commissions from the Fund in connection with the execution of the Fund's portfolio transactions.


OPENING AN ACCOUNT

1.    Read this prospectus carefully.

2. Determine how much money you want to invest. The minimum investments for the Fund are as follows:


      o   INITIAL PURCHASE:                       $1,000 for the Fund

                                                  $250 for current and retired
                                                  trustees of HighMark Funds
                                                  and directors, officers and
                                                  employees (as well as their
                                                  spouses and children under
                                                  the age of 21) of Union
                                                  Bank of California, N.A., SEI
                                                  Investments Distribution Co.
                                                  and their affiliates.

                                                  $100 for Automatic Investment
                                                  Plan

      o   ADDITIONAL PURCHASES:                   $100 for the Fund

                                                  $100 monthly minimum per
                                                  HighMark Fund for Automatic
                                                  Investment Plan


We may waive these initial and additional investment minimums for purchases made in connection with Individual Retirement Accounts, Keoghs, payroll deduction plans or 401(k) or similar plans.







3. Complete the appropriate parts of the account application, carefully following the instructions. You must submit additional documentation when opening trust, corporate or power of attorney accounts. For more information, please contact your financial representative or call the Distributor at 1-800-433-6884.

4. You and your financial representative can initiate any purchase, exchange or sale of Shares.

5. CUSTOMER IDENTIFICATION AND VERIFICATION. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

      What this means to you: When you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you. This information will be verified to ensure the identity of all persons opening an account.

      HighMark Funds is required by law to reject your new account application if the required identifying information is not provided.

      In certain instances, HighMark Funds is required to collect documents to fulfill its legal obligations. Documents provided in connection with your application will be used solely to establish and verify customer identity, and HighMark Funds shall have no obligation with respect to the terms of any such document.

      Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of HighMark Funds (e.g., 72 hours), which may change from time to time, your application will be rejected.

      Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the net asset value per share next-determined after receipt of your application in proper form.

      However, HighMark Funds reserves the right to close your account at the then-current day's price if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of HighMark Funds (e.g., 96 hours), which may change from time to time. If HighMark Funds is unable to verify your identity, it reserves the right to liquidate your account at the then-current day's price and remit proceeds to you via check. HighMark Funds reserves the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                               7

--------------------------------------------------------------------------------


WE RESERVE THE RIGHT TO REJECT A PURCHASE ORDER IF THE FUND'S DISTRIBUTOR (DISTRIBUTOR) OR THE FUND'S ADVISER DETERMINES THAT IT IS NOT IN THE BEST INTEREST OF HIGHMARK FUNDS OR ITS SHAREHOLDERS.


BUYING SHARES

--------------------------------------------------------------------------------
BY WIRE
--------------------------------------------------------------------------------
OPENING AN ACCOUNT


o Deliver your completed application to your financial representative, or mail it to the Fund's Transfer Agent (address below).


o Obtain your Fund account number by calling your financial representative or our Transfer Agent.

o     Instruct your bank to wire the amount of your investment to:

      State Street Bank and Trust Company
      225 Franklin Street
      Boston, MA 02101
      ABA# 011000028
      DDA# 9905-194-8

Specify the Fund name, your choice of share class, the new Fund account number and the name(s) in which the Fund account is registered. Your bank may charge a fee to wire money.

ADDING TO AN ACCOUNT

o     Call our Transfer Agent before wiring any funds.

o     Instruct your bank to wire the amount of your investment to:

      State Street Bank and Trust Company
      225 Franklin Street
      Boston, MA 02101
      ABA# 011000028
      DDA# 9905-194-8

Specify the Fund name, your share class, your Fund account number and the name(s) in which the Fund account is registered. Your bank may charge a fee to wire money.

TRANSFER AGENT ADDRESS:
HighMark Funds
P.O. Box 8416
Boston, MA 02266-8416
Phone Number: 1-800-433-6884

--------------------------------------------------------------------------------
THROUGH FINANCIAL INSTITUTIONS
--------------------------------------------------------------------------------

o Call your financial institution for information on their procedures for transmitting orders to HighMark Funds.

--------------------------------------------------------------------------------
BY EXCHANGE
--------------------------------------------------------------------------------

o Call us at 1-800-433-6884 or contact your financial representative to request an exchange.

Contact your financial representative for instructions and assistance.

To add to an account using the Automatic Investment Plan, see "Investor
Services."

SELLING SHARES

--------------------------------------------------------------------------------
THROUGH FINANCIAL INSTITUTIONS
--------------------------------------------------------------------------------

o Contact your financial institution to find out more about their procedures for transmitting orders to HighMark Funds.

--------------------------------------------------------------------------------
BY EXCHANGE
--------------------------------------------------------------------------------

o Obtain a current prospectus for the Fund or other investment portfolio of HighMark Funds into which you are exchanging by calling us or contacting your financial representative.

o     Call us or contact your financial representative to request an exchange.

To make systematic withdrawals from an account, see "Investor Services." SELLING

SHARES IN WRITING. In certain circumstances, you may need to include a medallion guarantee, which protects you against fraudulent orders. You will need a medallion guarantee if:

o     you are selling more than $5,000 worth of Shares.

o you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s) or to a bank account other than that on record.

o     you changed your address of record within the last 30 days.

You should be able to obtain a medallion guarantee from a bank, broker-dealer, credit union, securities exchange or association, clearing agency or savings association. A notary public CANNOT provide a medallion guarantee.

RECEIVING YOUR MONEY. Normally, we will send you a check for your proceeds as promptly as possible, at the latest within seven calendar days of receiving your redemption order. If, however, you recently purchased Shares in the Fund, we may be unable to fulfill your request if we have not yet received and processed your payment for the initial purchase. In such a case you may need to resubmit your redemption request after we have received payment.


REDEMPTION IN KIND: The Fund reserves the right to make payment on redemptions in securities rather than cash.

INVOLUNTARY SALES OF YOUR SHARES: Due to the relatively high costs of handling small investments, the Fund reserves the right to redeem your Shares at net asset value (less any applicable contingent deferred sales charge) if your account balance in the Fund drops below the minimum initial purchase amount for any reason other than market fluctuation. This is more likely to occur if you invest only the minimum amount in the Fund and then sell some of your Shares within a fairly short period of time. Before the Fund exercises its right to redeem your Shares, we will notify you in writing at least 60 days in advance to give you time to bring your balance up to or above the minimum.

----------
PROSPECTUS
----------
8


HIGHMARK FUNDS
--------------------------------------------------------------------------------

EXCHANGING SHARES

HOW TO EXCHANGE YOUR SHARES: You may exchange Fiduciary Shares of one HighMark Fund for Fiduciary Shares of another HighMark Fund (the "new Fund"), provided that you:

o     Are qualified to invest in the new Fund.

o     Satisfy the initial and additional investment minimums for the new Fund.

o     Invest in the same Share class in the new Fund as you did in the previous
      Fund.

o Maintain the minimum account balance for each HighMark Fund in which you invest.

Your cost for buying Shares in the new Fund is based on the relative net asset values of the Shares you are exchanging. You may also exchange your Fiduciary Shares of a HighMark Fund for Class A or Class C Shares of another HighMark Fund. In that case, your cost for buying Shares in the new Fund is based on the relative net asset value of the Shares you are exchanging plus any applicable sales charge.

TRANSACTION POLICIES


VALUATION OF SHARES. The Fund's net asset value per share of a class is calculated according to the following formula:


      (Total mkt. value of the Fund's investments and other assets allocable to the class - the class's liabilities)

      / Total number of the Fund's Shares outstanding in the class

      = The class's net asset value per share


We determine the net asset value (NAV) of the Fund as of the close of regular trading on the New York Stock Exchange, normally at 1:00 p.m. Pacific time (4:00 p.m. Eastern time), every business day, based on the current market price of the Fund's securities. If that is not available, we value its securities by using a method that HighMark Funds' Board of Trustees believes accurately reflects fair value.

With regards to securities held by the Fund that are primarily listed on foreign exchanges, because foreign markets may be open at different times than the New York Stock Exchange, the value of the Fund's Shares may change on days when shareholders are not able to buy or sell them. Furthermore, the closing price of such securities may no longer reflect their market value at the time the Fund calculates its NAV if an event that could materially affect the value of the Fund's foreign investments has occurred between the time of the security's last close and the time that the Fund calculates its NAV. If the Fund's adviser becomes aware that such an event has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its net asset value, it will contact the Fund's administrator and request that a Fair Value Committee meeting be called. In addition, if price movements in certain monitored indices or securities exceed levels established by the administrator, the administrator will notify the Fund's adviser that such limits have been exceeded and request that a Fair Value Committee meeting be called.

In the event that the Fund values its securities using the procedures described above, the Fund's NAV may be higher or lower than would have been the case if the Fund had not used its fair valuation procedures. For further information about how we determine the value of the Fund's investments, see the SAI.

BUY AND SELL PRICES. When you buy Fiduciary Shares of the Fund, the amount you pay per share is based on the net asset value per share of such class of Shares next determined after we receive your order. When you sell Fiduciary Shares of the Fund, the amount of your proceeds are based on the net asset value per share of such class of Shares next determined after we receive your order.

EXECUTION OF ORDERS. You may buy and sell Shares of the Fund on any day when the New York Stock Exchange is open for business (hereafter referred to as a "business day"). The New York Stock Exchange is closed on weekends and national holidays.


o PURCHASING SHARES BY MAIL: If you mail us a purchase order, we will execute it as soon as we have received your payment. (Note: If your check does not clear, we will be forced to cancel your purchase and may hold you liable for any losses or fees incurred.)

o PURCHASING SHARES BY WIRE: If you place a purchase order by wire on any business day, we will execute it that day, provided that you have wired the money you wish to invest and it is received by the Transfer Agent prior to 1:00 p.m. PT (4:00 p.m. ET). If the Transfer Agent does not receive the money you plan to wire by this deadline, the trade will be canceled and you must resubmit the trade at the time the wire is sent.

o SELLING SHARES: To sell Shares on any one business day, you must place your redemption order before 1:00 p.m. PT (4:00 p.m. ET). Otherwise, we will execute your order the following business day.


The Transfer Agent may accept telephone orders from broker-dealers, and other intermediaries designated by such broker-dealers, who have been previously approved by the Distributor. The Fund will be deemed to have received a purchase order when an approved broker-dealer or its authorized designee accepts such order. It is the responsibility of such broker-dealer to promptly forward purchase or redemption orders to the Transfer Agent. Broker-dealers may charge you a transaction-based fee or other fee for their services at either the time of purchase or the time of

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                                                                      PROSPECTUS
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                                                                               9

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redemption. Such charges may vary among broker-dealers but in all cases will be retained by the broker-dealers and not remitted to the Fund.

ANTI-MONEY LAUNDERING PROGRAM


Customer identification and verification is part of HighMark Funds' overall obligation to deter money laundering under Federal law. HighMark Funds has adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, HighMark Funds reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of HighMark Funds management, they are deemed to be in the best interest of the Fund or in cases when HighMark Funds is requested or compelled to do so by governmental or law enforcement authorities.


FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

HighMark Fund's Board of Trustees has adopted policies and procedures designed to discourage frequent purchases and redemptions of shares of HighMark Funds or excessive or short-term trading that may disadvantage long-term HighMark Fund shareholders. These policies are described below.


RISKS ASSOCIATED WITH EXCESSIVE OR SHORT-TERM TRADING GENERALLY. While the Fund will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Fund's shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, the Fund may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, the Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, the Fund may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect the Fund's performance.

A fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time the Fund calculates its NAV at 1:00 p.m. Pacific time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of foreign securities established some time before the Fund calculates its own share price (referred to as "time zone arbitrage"). The Fund has procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Fund calculates its NAV. While there is no assurance, the Fund expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will reduce a shareholder's ability to engage in time zone arbitrage to the detriment of the other shareholders of the Fund.

A shareholder engaging in a short-term trading strategy may also target a fund that does not invest primarily in foreign securities. Any fund that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Funds that may be adversely affected by price arbitrage include, in particular, those funds that significantly invest in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities.


RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS.


Purchases and exchanges should be made primarily for investment purposes. The Fund and/or its principal underwriter reserves the right to refuse any purchase or exchange order at any time or to suspend redemptions with respect to any shareholder, including transactions representing excessive trading and transactions accepted by any shareholder's financial adviser. In addition, the Fund's adviser, or its delegates, will use its best efforts to detect short-term trading activity in the Fund's Shares and reject any purchase, redemption or exchange if, in its judgment, the transaction would adversely affect the Fund or its shareholders. The adviser, or its delegates, however, will not always be able to detect or prevent market timing activity or other trading activity that may disadvantage the Fund. For


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10


HIGHMARK FUNDS
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example, the ability to monitor trades that are placed by omnibus or other nominee accounts is limited when the broker, retirement plan administrator or fee-based program sponsor maintains the record of the Fund's underlying beneficial owners. In the event that the Fund or its agents reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed.


DISCLOSURE OF PORTFOLIO HOLDINGS


HighMark Capital Management, Inc., the Fund's adviser, has established a policy with respect to the disclosure of a HighMark Fund's portfolio holdings. A description of this policy is provided in the SAI. In addition, the Fund's top ten monthly portfolio holdings are generally available to you two days after the end of the period by clicking on "Funds and Performance" on the HighMark Funds website.

Note that the Fund or its adviser may suspend the posting of this information or modify the elements of this web posting policy without notice to shareholders.


DIVIDENDS AND
DISTRIBUTIONS


As a mutual fund Shareholder, you may receive capital gains and/or income from your investment. The Fund may periodically declare and pay dividends from net investment income separately for each class of Shares. The Fund distributes any net capital gains and ordinary income it has realized at least once a year. The Fund neither has a targeted dividend rate nor guarantees that it will pay any dividends or other distributions.

We will automatically reinvest any income and capital gains distributions you are entitled to in additional Shares of your Fund unless you notify our Transfer Agent that you want to receive your distributions in cash. To make either type of notification, send a letter with your request, including your name and account number to:


HighMark Funds
P.O. Box 8416
Boston, MA 02266-8416

Your request will become effective for distributions having record dates after our Transfer Agent receives your request. Note that the Internal Revenue Service
(IRS) treats dividends paid in additional Fund Shares the same as it treats dividends paid in cash.

TAXES

Your mutual fund investments may have a considerable impact on your tax situation. We have summarized some of the main points you should know below. Note, however, that the following is general information and will not apply to you if you are investing through a tax-deferred account such as an IRA or a qualified employee benefit plan.

IMPORTANT NOTE: IF YOU HAVE NOT DONE SO ALREADY, BE SURE TO PROVIDE US WITH YOUR CORRECT TAXPAYER IDENTIFICATION NUMBER OR CERTIFY THAT IT IS CORRECT. UNLESS WE HAVE THAT INFORMATION, WE MUST, BY LAW, WITHHOLD A PORTION OF THE TAXABLE DISTRIBUTIONS YOU WOULD OTHERWISE BE ENTITLED TO RECEIVE FROM YOUR FUND INVESTMENTS AS WELL AS A PORTION OF ANY PROCEEDS YOU WOULD NORMALLY RECEIVE FROM SELLING FUND SHARES.

END-OF-YEAR TAX STATEMENTS

We will send you a statement each year showing the tax status of all your distributions. The laws governing taxes change frequently, however, so please consult your tax adviser for the most up-to-date information and specific guidance regarding your particular tax situation. You can find more information about the potential tax consequences of mutual fund investing in the SAI.

TAXATION OF SHAREHOLDER TRANSACTIONS


An exchange of the Fund's shares for shares of another HighMark Fund will be treated as a sale of the Fund's shares and, as with all sales and redemptions of Fund shares, any gain on the transaction will be subject to federal income tax.


TAXES ON FUND DISTRIBUTIONS


o FEDERAL TAXES: The IRS generally treats any dividends and short-term capital gains you receive from the Fund as ordinary income. Distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed at the rate applicable to long-term capital gains, provided holding period and other requirements are met at both the Shareholder and Fund level.

o STATE AND LOCAL TAXES: In addition to federal taxes, you may have to pay state and local taxes on the dividends or capital gains you receive from the Fund.

o TAXATION OF LONG-TERM CAPITAL GAINS: Distributions of net long-term capital gains you receive from the Fund will be taxed at the long-term federal capital gains rate, regardless of how long you've owned Shares in the Fund. Some states also tax long-term capital gain distributions at a special rate.


o "BUYING A DIVIDEND": You may owe taxes on Fund distributions even if they represent income or capital gains the Fund earned before you invested in it and thus were likely included in the price you paid.


o REINVESTMENT: The Fund's distributions, whether received in cash or reinvested in additional Shares of the Fund, may be subject to federal income tax.

SPECIAL CONSIDERATIONS FOR SHAREHOLDERS OF FUNDS INVESTING IN FOREIGN
SECURITIES: If the Fund invests in foreign securities, the income those securities generate may be subject to foreign withholding taxes, which may decrease their yield. Foreign governments may also impose taxes on other payments or

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                                                                              11

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gains your Fund earns on these securities. In general, Shareholders in the Fund will not be entitled to claim a credit or deduction for these foreign taxes on their U.S. tax return. (There are some exceptions, however; please consult your tax adviser for more information.) In addition, foreign investments may prompt the Fund to distribute ordinary income more frequently and/or in greater amounts than purely domestic funds, which could increase your tax liability.


THE TAX CONSIDERATIONS DESCRIBED ABOVE MAY OR MAY NOT APPLY TO YOU. SEE THE SAI FOR FURTHER DETAILS. PLEASE CONSULT YOUR TAX ADVISER TO HELP DETERMINE WHETHER THESE CONSIDERATIONS ARE RELEVANT TO YOUR PARTICULAR INVESTMENTS AND TAX SITUATION.

INVESTOR SERVICES


AUTOMATIC INVESTMENT PLAN (AIP): AIP allows you to make regular investments in the HighMark Fund(s) of your choice through automatic deductions from your checking account. The monthly minimum per HighMark Fund is $100.* AIP is available only to current Shareholders who wish to make additional investments to their existing account(s). To participate in AIP, complete the appropriate section on your Account Application form.


To take part in AIP, complete the appropriate section on your Account Application form. You may change or cancel the plan at any time by sending a written notice to our Transfer Agent (a medallion guarantee may be required).

*There is a $50 monthly minimum for current or retired trustees of HighMark Funds and directors, officers, and employees (as well as their spouses and children under the age of 21) of Union Bank of California, SEI Investments Distribution Co., and their affiliates who were participating in HighMark's AIP on or before December 11, 1998.

SYSTEMATIC WITHDRAWAL PLAN (SWP): HighMark's Systematic Withdrawal Plan allows you to make regular withdrawals from your account. The minimum monthly withdrawal is $100 per HighMark Fund. You can choose to make these withdrawals on a monthly, quarterly, semi-annual or annual basis. You also have the option of receiving your withdrawals by check or by automatic deposit into your bank account.

To participate in SWP, you must:

o     Have at least $5,000 in your HighMark Fund(s) account.

o     Have your dividends automatically reinvested.

BEFORE YOU SIGN UP FOR SWP, PLEASE NOTE THE FOLLOWING IMPORTANT CONSIDERATIONS:

SWP via check will only run on the 25th of each month. SWP via the Automated Clearing House ("ACH") can be run on any date. If your automatic withdrawals through SWP exceed the income your HighMark Fund(s) normally pay, your withdrawals may, over time, deplete your original investment--or exhaust it entirely if you make large and frequent withdrawals. Fluctuations in the net asset value per Share of your HighMark Fund(s) may also deplete your principal.

To take part in SWP, complete the appropriate section on your Account Application form. You may change or cancel the plan at any time by sending a written notice to our Transfer Agent (which may require a medallion guarantee).

Please contact HighMark Funds at 1-800-433-6884 for more information.


SYSTEMATIC EXCHANGE PLAN: HighMark's Systematic Exchange Plan allows shareholders of a class of HighMark Money Market or Fixed-Income Funds to make regular exchanges from their accounts into the same class of a HighMark Equity Fund, including the Small Cap Advantage Fund. The minimum monthly exchange is $1,200 per HighMark Fund. You can choose to make these exchanges on a monthly, quarterly, semi-annual or annual basis for a fixed period of time.

To participate in the Systematic Exchange Plan, you must:

o Have at least $5,000 in your HighMark Money Market or Fixed-Income Fund account(s).


o     Have your dividends automatically reinvested.

To take part in the Systematic Exchange Plan, complete the appropriate section on your Account Application form. You may change or cancel the plan at any time by sending a written notice to our Transfer Agent (a medallion guarantee may be required).

MORE ABOUT
HIGHMARK FUNDS

INVESTMENT MANAGEMENT

INVESTMENT ADVISER


HighMark Capital Management, Inc., serves as investment adviser of the HighMark Funds and manages their investment portfolios on a day-to-day basis under the supervision of HighMark Funds' Board of Trustees. HighMark Capital Management, Inc. also serves as the administrator of the HighMark Funds.

HighMark Capital Management is a subsidiary of Union Bank of California, N.A., which is a subsidiary of UnionBanCal Corporation. UnionBanCal Corporation is a publicly held corporation which is principally held by The Bank of Tokyo-Mitsubishi, Ltd. (BTM). BTM is in turn a wholly owned subsidiary of Mitsubishi Tokyo Financial Group, Inc. As of _________________, UnionBanCal Corporation and its subsidiaries had approximately $___ billion in consolidated assets. As of the same date, HighMark Capital Management had approximately $___ billion in assets under management. HighMark Capital Management (and its predecessors) has been providing investment management services to individuals, institutions and large corporations since 1919.

For its advisory services to the Small Cap Advantage Fund, HighMark Capital Management is entitled to receive management fees at an annual rate of 0.95% of the Fund's average daily net assets.


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HIGHMARK FUNDS
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PORTFOLIO MANAGERS


David J. Goerz, a Senior Vice President and Chief Investment Officer of Equity Management, will be co-manager for HighMark Small Cap Advantage Fund upon the Fund's commencement of investment operations. Mr. Goerz has been associated with HighMark Capital Management, Inc. since 2003. Prior to joining HighMark Capital Management, Mr. Goerz was Chief Investment Officer for Morningstar Associates from 2002 to 2003. Mr. Goerz was Vice President, Director of Global Asset Allocation Research and Portfolio Manager for Wellington Management Company from 1995-2002.

Richard Rocke, a Vice President and Director of Quantitative Strategies Group, will be co-manager for HighMark Small Cap Advantage Fund upon the Fund's commencement of investment operations. Mr. Rocke has been associated with HighMark Capital Management, Inc. since 1999.

The Statement of Additional Information provides additional information about the managers' compensation, other accounts managed and ownership of securities in the Fund.

FINANCIAL HIGHLIGHTS

Financial information for the Fund is not presented because Shares of the Fund were not offered prior to the date of this Prospectus.


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                                                                              13


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OTHER INVESTMENT MATTERS


The Fund is not a complete investment program. The investment objectives or goals of the Fund and the investment policies of the Fund can be changed without shareholder approval, except for the policies that are identified as "fundamental" in the SAI.

The Fund invests in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. The following table describes the securities and techniques the Fund uses, as well as the main risks they pose. Equity securities are subject mainly to market risk. Following the table is a more complete discussion of risk. You may also consult the SAI for more details about the securities in which the Fund may invest.

FUND NAME

Small Cap Advantage Fund

INSTRUMENT                                                                                RISK TYPE
--------------------------------------------------------------------------------------------------------------
AMERICAN DEPOSITORY RECEIPTS (ADRS): ADRs are foreign                                     Market
Shares of a company held by a U.S. bank that issues a receipt                             Political
evidencing ownership. ADRs pay dividends in U.S. dollars.                                 Foreign Investment
--------------------------------------------------------------------------------------------------------------
BANKERS' ACCEPTANCES: Bills of exchange or time drafts                                    Credit
drawn on and accepted by a commercial bank. They generally                                Liquidity
have maturities of six months or less.                                                    Market
--------------------------------------------------------------------------------------------------------------
BONDS: Interest-bearing or discounted government or corporate                             Market
securities that obligate the issuer to pay the bondholder                                 Credit
a specified sum of money, usually at specific intervals, and to                           Prepayment/Call
repay the principal amount of the loan at maturity.
--------------------------------------------------------------------------------------------------------------
CALL AND PUT OPTIONS: A call option gives the buyer the right                             Management
to buy, and obligates the seller of the option to sell, a security                        Liquidity
at a specified price. A put option gives the buyer the right to                           Credit
sell, and obligates the seller of the option to buy, a security                           Market
at a specified price. The Fund may buy call and put options and                           Leverage
will sell only covered call options.
--------------------------------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT: Negotiable instruments with a                                    Market
stated maturity.                                                                          Credit
                                                                                          Liquidity
--------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER: Secured and unsecured short-term                                        Credit
promissory notes issued by corporations and other entities.                               Liquidity
Their maturities generally vary from a few days to nine months.                           Market
--------------------------------------------------------------------------------------------------------------
COMMON STOCK: Shares of ownership of a company.                                           Market
--------------------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES: Bonds or preferred stock that convert                             Market
to common stock.                                                                          Credit
--------------------------------------------------------------------------------------------------------------
DERIVATIVES: Instruments whose value is derived from an                                   Management
underlying contract, index or security, or any combination                                Market
thereof, including futures, options (e.g., puts and calls), options                       Credit
on futures, swap agreements, and some mortgage-backed                                     Liquidity
securities.                                                                               Leverage
                                                                                          Prepayment/Call
--------------------------------------------------------------------------------------------------------------


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HIGHMARK FUNDS
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
INSTRUMENT                                                                                 RISK TYPE
-----------------------------------------------------------------------------------------------------------
FOREIGN SECURITIES: Stocks issued by foreign companies including                           Market
ADRs and Global Depository Receipts (GDRs), as well as                                     Political
commercial paper of foreign issuers and obligations of foreign                             Foreign Investment
governments, companies, banks, overseas branches of U.S. banks                             Liquidity
or supranational entities.                                                                 Emerging Market
                                                                                           Prepayment/Call
-----------------------------------------------------------------------------------------------------------
FUTURES AND RELATED OPTIONS: A contract providing for the                                  Management
future sale and purchase of a specific amount of a specific                                Market
security, class of securities, or index at a specified time in                             Credit
the future and at a specified price. The Fund may invest                                   Liquidity
in futures and options on futures for the purpose of achieving                             Leverage
their objectives and for adjusting their portfolio's duration.
The Fund will limit its obligations under futures contracts and related options subject to the requirements of the Securities and Exchange Commission.
-----------------------------------------------------------------------------------------------------------
ILLIQUID SECURITIES: Securities that ordinarily cannot be sold                             Liquidity
within seven business days at the value the Fund has estimated                             Market
for them. The Fund may invest up to 15% of its net assets in illiquid securities.
-----------------------------------------------------------------------------------------------------------
INDEX-BASED SECURITIES: Index-based securities such as                                     Market
Standard & Poor's Depository Receipts ("SPDRs") and
NASDAQ-100 Index Tracking Stock ("NASDAQ 100s"), represent
ownership in a long-term unit investment trust that holds a
portfolio of common stocks designed to track the price
performance and dividend yield of an index, such as the S&P
500 Index or the NASDAQ-100 Index. Index- based securities
entitle a holder to receive proportionate quarterly cash
distributions corresponding to the dividends that accrue to
the index stocks in the underlying portfolio, less trust
expenses. Exchange Traded Funds are actively traded on
national securities exchanges and are generally based on
specific domestic and foreign market indices. An "index-based
ETF" seeks to track the performance of an index holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Because ETFs are based on an underlying basket of stocks or an index, they are subject to the same market fluctuations as these types of securities in volatile market swings.
-----------------------------------------------------------------------------------------------------------
INVESTMENT COMPANY SECURITIES: Shares of registered                                        Market
investment companies. These may include HighMark Money
Market Funds and other registered investment companies for
which HighMark, its sub-advisers, or any of their affiliates serves as investment adviser, administrator or distributor.
The Fund may invest up to 5% of its assets in the Shares of
any one registered investment company. The Fund may not,
however, own more than 3% of the securities of any one
registered investment company or invest more than 10% of its assets in the Shares of other registered investment companies.
As a shareholder of an investment company, the Fund will
indirectly bear investment management fees of that investment company, which are in addition to the management
fees the Fund pays its own adviser.
-----------------------------------------------------------------------------------------------------------

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--------------------------------------------------------------------------------


INSTRUMENT                                                                                 RISK TYPE
-----------------------------------------------------------------------------------------------------------
INVESTMENT GRADE SECURITIES: Securities rated BBB or higher                                Market
by Standard & Poor's; Baa or better by Moody's; similarly                                  Credit
rated by other nationally recognized rating organizations; or,                             Prepayment/Call
if not rated, determined to be of comparably high quality by the Fund's adviser.
-----------------------------------------------------------------------------------------------------------
MONEY MARKET INSTRUMENTS: Investment-grade, U.S. dollar-                                   Market
denominated debt securities with remaining maturities of one                               Credit
year or less. These may include short-term U.S. government
obligations, commercial paper and other short-term corporate obligations, repurchase agreements collateralized with U.S.
government securities, certificates of deposit, bankers'
acceptances, and other financial institution obligations. These securities may carry fixed or variable interest rates.
-----------------------------------------------------------------------------------------------------------
OBLIGATIONS OF SUPRANATIONAL AGENCIES: Securities issued                                   Credit
by supranational agencies that are chartered to promote                                    Foreign Investment
economic development and are supported by various                                          Prepayment/Call
governments and government agencies.
-----------------------------------------------------------------------------------------------------------
PREFERRED STOCKS: Equity securities that generally pay dividends                           Market
at a specified rate and take precedence over common stock in the payment of dividends or in the event of liquidation.
Preferred stock generally does not carry voting rights.
-----------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: The purchase of a security and                                      Market
the simultaneous commitment to return the security to the                                  Leverage
seller at an agreed upon price on an agreed upon date.
This is treated as a loan.
-----------------------------------------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENTS: The sale of a security                                      Market
and the simultaneous commitment to buy the security back                                   Leverage
at an agreed upon price on an agreed upon date. This is
treated as a borrowing by the Fund.
-----------------------------------------------------------------------------------------------------------
RESTRICTED SECURITIES: Securities not registered under the                                 Liquidity
Securities Act of 1933, such as privately placed commercial                                Market
paper and Rule 144A securities.
-----------------------------------------------------------------------------------------------------------
SECURITIES LENDING: The lending of up to 33 1/3% of the                                    Market
Fund's total assets. In return the Fund will receive cash, other                           Leverage
securities and/or letters of credit.                                                       Liquidity
                                                                                           Credit
-----------------------------------------------------------------------------------------------------------
SWAP AGREEMENTS: A transaction where one security or                                       Management
characteristic of a security is swapped for another. An example                            Market
is when one party trades newly issued stock for existing bonds                             Credit
with another party.                                                                        Liquidity
                                                                                           Leverage
-----------------------------------------------------------------------------------------------------------
TIME DEPOSITS: Non-negotiable receipts issued by a bank in                                 Liquidity
exchange for a deposit of money.                                                           Credit
                                                                                           Market
-----------------------------------------------------------------------------------------------------------
TREASURY RECEIPTS: Treasury receipts, Treasury investment                                  Market
growth receipts, and certificates of accrual of Treasury
securities.
-----------------------------------------------------------------------------------------------------------


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
INSTRUMENT                                                                               RISK TYPE
----------------------------------------------------------------------------------------------------------
UNIT INVESTMENT TRUSTS: A type of investment vehicle,                                    Market
registered with the Securities and Exchange Commission
under the Investment Company Act of 1940, that purchases a
fixed portfolio of income-producing securities, such as
corporate, municipal, or government bonds, mortgage-backed
securities, or preferred stock. Unit holders receive an
undivided interest in both the principal and the income
portion of the portfolio in proportion to the amount of
capital they invest. The portfolio of securities remains
fixed until all the securities mature and unit holders have
recovered their principal.
----------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY SECURITIES: Securities issued by                                  Market
agencies and instrumentalities of the U.S. government. These                             Credit
include Ginnie Mae, Fannie Mae, and Freddie Mac.                                         Prepayment/Call
----------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS: Bills, notes, bonds, separately traded                        Market
registered interest and principal securities, and coupons under bank entry safekeeping.
----------------------------------------------------------------------------------------------------------
VARIABLE AND FLOATING RATE INSTRUMENTS: Obligations with                                 Credit
interest rates that are reset daily, weekly, quarterly or on                             Liquidity
some other schedule. Such instruments may be payable to the Fund                         Market
on demand.
----------------------------------------------------------------------------------------------------------
WARRANTS: Securities that give the holder the right to buy a                             Market
proportionate amount of common stock at a specified price.                               Credit
Warrants are typically issued with preferred stock and bonds.
----------------------------------------------------------------------------------------------------------
WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS: A                                        Market
purchase of, or contract to purchase, securities at a fixed                              Leverage
price for delivery at a future date. The portfolio managers                              Liquidity
of the Fund expect that commitments to enter into forward                                Credit
commitments or purchase when-issued securities will not
exceed 25% of the Fund's total assets.
----------------------------------------------------------------------------------------------------------
ZERO-COUPON DEBT OBLIGATIONS: Bonds and other types of                                   Credit
debt that pay no interest, but are issued at a discount from                             Market
their value at maturity. When held to maturity, their entire                             Zero Coupon
return equals the difference between their issue price and
their maturity value.
----------------------------------------------------------------------------------------------------------

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              17

--------------------------------------------------------------------------------

OTHER RISKS


HighMark Funds also offers shares of the Income Plus Allocation Fund, Growth & Income Allocation Fund and Capital Growth Allocation Fund (collectively the "Asset Allocation Portfolios"). Each of the Asset Allocation Portfolios is a "fund-of-funds" that invests in other mutual funds within the HighMark Funds family. Fiduciary shares of the Fund are offered to the Asset Allocation Portfolios. The Asset Allocation Portfolios, individually or collectively, may own significant amounts of shares of the Fund from time to time. The Asset Allocation Portfolios typically use asset allocation strategies pursuant to which they frequently may increase or decrease the amount of shares of the Fund they own, which could occur daily in volatile market conditions. Depending on a number of factors, including the cash flows into and out of the Fund as a result of the activity of other investors, the Fund's asset levels and its then-current liquidity, purchases and sales by an Asset Allocation Portfolio could require the Fund to purchase or sell portfolio securities, increasing the Fund's transaction costs and possible reducing the Fund's performance.


GLOSSARY OF INVESTMENT RISKS


This section discusses the risks associated with the securities and investment techniques listed above, as well as the risks mentioned under the heading "What Are the Main Risks of Investing in This Fund?" in the Fund profile. Because of these risks, the value of the securities held by the Fund may fluctuate, as will the value of your investment in the Fund. Certain types of investments are more susceptible to these risks than others.


CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Generally speaking, the lower a security's credit rating, the higher its credit risk. If a security's credit rating is downgraded, its price tends to decline sharply, especially as it becomes more probable that the issuer will default.


EMERGING MARKET RISK. To the extent that the Fund invests in emerging markets to enhance overall returns, it may face higher political, foreign investment, and market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. See also FOREIGN INVESTMENT RISK below.


FOREIGN INVESTMENT RISK. Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar's value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. For instance, foreign governments may limit or prevent investors from transferring their capital out of a country. This may affect the value of your investment in the country that adopts such currency controls. Exchange rate fluctuations also may impair an issuer's ability to repay U.S. dollar-denominated debt, thereby increasing the credit risk of such debt. Finally, the value of foreign securities may be seriously harmed by incomplete or inaccurate financial information about their issuers, smaller and less liquid securities markets, social upheavals or political actions ranging from tax code changes to governmental collapse. These risks are greater in the emerging markets than in the developed markets of Europe and Japan.


INVESTMENT STYLE RISK. The risk that the particular type of investment on which a fund focuses (in the case of the Fund small cap stocks) may underperform other asset classes or the overall market. Individual market segments tend to go through cycles of performing better or worse than other types of securities. These periods may last as long as several years. Additionally, a particular market segment could fall out of favor with investors, causing a fund that focuses on that market segment to underperform those that favor other kinds of securities.


LEVERAGE RISK. The risk associated with securities or investment practices that magnify small index or market movements into large changes in value. Leverage is often created by investing in derivatives, but it may be inherent in other types of securities as well.


LIQUIDITY RISK. The risk that a security may be difficult or impossible to sell at the time and price the seller wishes. The seller may have to accept a lower price for the security, sell other securities instead, or forego a more attractive investment opportunity. Any or all of these limitations could hamper the management or performance of the Fund.

MANAGEMENT RISK. The risk that a strategy used by the Fund's portfolio manager may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged.


MARKET RISK. The risk that a security's market value may decline, especially if it occurs rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price the investor originally paid for it. Market risk may affect a single issuer, industrial sector or the market as a whole. For fixed-income securities, market risk is largely influenced by changes in interest rates. Rising interest rates typically cause the value of bonds to decrease, while falling rates typically cause the value of bonds to increase.

POLITICAL RISK. The risk of investment losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

----------
PROSPECTUS
----------
18

HIGHMARK FUNDS
--------------------------------------------------------------------------------

PREPAYMENT & CALL RISK. The risk that an issuer will repay a security's principal at an unexpected time. Prepayment and call risk are related, but differ somewhat. Prepayment risk is the chance that a large number of the mortgages underlying a mortgage-backed security will be refinanced sooner than the investor had expected. Call risk is the possibility that an issuer will "call"--or repay--a high-yielding bond before the bond's maturity date. In both cases, the investor is usually forced to reinvest the proceeds in a security with a lower yield. This turnover may result in taxable capital gains and, in addition, may lower a portfolio's income. If an investor paid a premium for the security, the prepayment may result in an unexpected capital loss.

Prepayment and call risk generally increase when interest rates decline, and can make a security's yield as well as its market price more volatile. Generally speaking, the longer a security's maturity, the greater the prepayment and call risk it poses.

SMALL-COMPANY STOCK RISK. Investing in small companies is generally more risky than investing in large companies, for a variety of reasons. Many small companies are young and have limited track records. They also may have limited product lines, markets or financial resources. They may, in addition, be more vulnerable to adverse business or economic developments than larger companies. Stocks issued by small companies tend to be less liquid and more volatile than stocks of larger companies or the market averages in general. In addition, small companies may not be well-known to the investing public, may not have institutional ownership, and may have only cyclical, static or moderate growth prospects. If a fund concentrates on small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies.

ZERO COUPON RISK. The market prices of securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities that pay interest periodically.

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              19

--------------------------------------------------------------------------------


NOTES

----------
PROSPECTUS
----------
20


HIGHMARK FUNDS
--------------------------------------------------------------------------------


NOTES

HIGHMARK FUNDS SERVICE PROVIDERS:

INVESTMENT ADVISER & ADMINISTRATOR


HIGHMARK CAPITAL MANAGEMENT, INC.
475 Sansome Street
San Francisco, CA 94111

CUSTODIAN
UNION BANK OF CALIFORNIA, N.A.
475 Sansome Street
San Francisco, CA 94111


DISTRIBUTOR
SEI INVESTMENTS DISTRIBUTION CO.
1 Freedom Valley Drive
Oaks, PA 19456


LEGAL COUNSEL
ROPES & GRAY LLP
One Embarcadero Center, Suite 2200
San Francisco, CA  94111

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

TRANSFER AGENT
STATE STREET BANK & TRUST COMPANY
PO Box 8416
Boston, MA 02266

HOW TO OBTAIN MORE INFORMATION:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
More detailed information about the HighMark Funds is included in our SAI. The SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

To obtain the SAI free of charge, or for more information:

BY TELEPHONE: call 1-800-433-6884

BY MAIL: write to us at
         SEI Investments Distribution Co.
         1 Freedom Valley
         Drive Oaks, PA 19456

BY INTERNET: www.highmarkfunds.com

FROM THE SEC: You can also obtain the SAI and other information about the HighMark Funds from the SEC Website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, D.C. (for information call 1-202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to:
Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.

HighMark Funds' Investment Company Act registration number is 811-05059.

[MOUNTAIN RANGE GRAPHIC OMITTED]

 HIGHMARK FUNDS(R) [LOGO OMITTED]

445 South Figueroa Street  o  Suite 306  o  Los Angeles  o  California  o  90071

WWW.HIGHMARKFUNDS.COM

                                                                 HMK-PS-019-0100

--------------------------------------------------------------------------------
                                                              DECEMBER 1, 2005
--------------------------------------------------------------------------------


HIGHMARK
   The smarter approach to investing.


INTERNATIONAL OPPORTUNITIES FUND                RETAIL SHARES
--------------------------------------------------------------------------------

prospectus

[MOUNTAIN RANGE GRAPHIC OMITTED]

[HIGHMARK FUNDS(R) LOGO OMITTED]

The Securities and Exchange Commission has not approved or disapproved of these securities or determined whether this prospectus is accurate or complete. Any representation to the contrary is unlawful.

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                               1


--------------------------------------------------------------------------------

HOW TO READ THIS PROSPECTUS


HighMark Funds is a mutual fund family that offers different classes of Shares in separate investment portfolios. The investment portfolios have various investment goals and strategies. This prospectus gives you important information about the Class A and Class C Shares of one of the investment portfolios, HighMark's International Opportunities Fund (the "Fund") that you should know before investing. The International Opportunities Fund also offers a class of Shares called Fiduciary Shares, which are offered in a separate prospectus.

Please read this prospectus and keep it for future reference. The prospectus is arranged into different sections so that you can easily review this important information. The next column contains general information you should know about investing in the Fund.

INDIVIDUAL HIGHMARK FUND PROFILE


International Opportunities Fund ..........................................    2


SHAREOWNER GUIDE -- HOW TO INVEST IN THE FUND

Choosing a Share Class ....................................................    5
How Sales Charges Are Calculated ..........................................    5
Sales Charge Reductions and Waivers .......................................    6
Fees for Distribution of Shares ...........................................    7
Payments to Financial Firms ...............................................    7
Opening an Account ........................................................    8
Buying Shares .............................................................    8
Selling Shares ............................................................    9
Exchanging Shares .........................................................   10
Transaction Policies ......................................................   10
Dividends and Distributions ...............................................   13
Taxes .....................................................................   13
Investor Services .........................................................   14

MORE ABOUT THE FUND

Investment Management .....................................................   14
Financial Highlights ......................................................   15
Other Investment Matters ..................................................   16
Glossary of Investment Risks ..............................................   20


FOR MORE INFORMATION ABOUT HIGHMARK FUNDS, PLEASE SEE THE BACK COVER OF THE PROSPECTUS

INTRODUCTION


THE Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities such as stocks and bonds. Before you look at the Fund, you should know a few basics about investing in mutual funds.


The value of your investment in a mutual fund is based on the market prices of the securities the mutual fund holds. These prices change daily due to economic trends and other developments that generally affect securities markets, as well as those that affect particular firms and other types of issuers. These price movements, also called volatility, vary depending on the types of securities a mutual fund owns and the markets where these securities trade.


AS WITH OTHER INVESTMENTS, YOU COULD LOSE MONEY ON YOUR INVESTMENT IN A MUTUAL FUND. YOUR INVESTMENT IN THE INTERNATIONAL OPPORTUNITIES FUND IS NOT A DEPOSIT OR AN OBLIGATION OF UNION BANK OF CALIFORNIA, N.A., ITS AFFILIATES OR ANY BANK. IT IS NOT INSURED BY THE FDIC OR ANY GOVERNMENT AGENCY.

The Fund has its own investment goal and strategies for reaching that goal. There is no guarantee that the Fund will achieve its goal. Before investing, make sure that the Fund's goal matches your own.

The portfolio manager invests the Fund's assets in a way that he or she believes will help the Fund achieve its goal. A manager's judgments about the securities markets, economy and companies, and his or her investment selection, may cause the Fund to underperform other funds with similar objectives.


--------------------------------------------------------------------------------

[AMPERSAND GRAPHIC OMITTED]        FUND SUMMARY

[QUOTES GRAPHIC OMITTED]           INVESTMENT STRATEGY

[EXCLAMATION MARK GRAPHIC OMITTED] WHAT ARE THE MAIN
                                   RISKS OF INVESTING
                                   IN THIS FUND?

[AT SIGN GRAPHIC OMITTED]          PERFORMANCE INFORMATION

[QUESTION MARK GRAPHIC OMITTED]    DID YOU KNOW?

[POUND SIGN GRAPHIC OMITTED]       FUND INFORMATION

[DOLLAR SIGN GRAPHIC OMITTED]      FEES AND EXPENSES

--------------------------------------------------------------------------------

----------
PROSPECTUS
----------
2


HIGHMARK FUNDS
INTERNATIONAL OPPORTUNITIES FUND
--------------------------------------------------------------------------------

[AMPERSAND GRAPHIC OMITTED]  FUND SUMMARY
      INVESTMENT GOAL                  To seek long-term capital appreciation
      ----------------------------------------------------------------------------------------------------
      INVESTMENT FOCUS                 Common stocks of foreign companies
      ----------------------------------------------------------------------------------------------------
      PRINCIPAL INVESTMENT             Attempts to identify reasonably priced foreign stocks with
      STRATEGY                         above-average growth potential
      ----------------------------------------------------------------------------------------------------
      SHARE PRICE VOLATILITY           High
      ----------------------------------------------------------------------------------------------------
      INVESTOR PROFILE                 Investors who want capital appreciation, are willing to accept the increased risks of international investing for the
                                       possibility of higher returns, and want exposure to a diversified portfolio of international stocks
      ----------------------------------------------------------------------------------------------------

[QUOTES GRAPHIC OMITTED]  INVESTMENT STRATEGY

HighMark International Opportunities Fund seeks to provide long-term capital appreciation by investing in a diversified portfolio of primarily large-cap non-U.S. equity securities. Under normal circumstances, at least 70% of the Fund's total assets will be invested in issuers located in countries included in the Morgan Stanley Capital International Europe, Australasia, and Far East ("MSCI EAFE") Index. At times, the portfolio may include exposure to issuers located in countries included in the MSCI Emerging Markets Index, but generally not in excess of 20% of the Fund's total assets. The adviser uses a top-down tactical asset allocation process and an actively managed bottom-up stock selection process for selecting securities.

Relative country or regional active equity markets and currency exposure is based on a fundamental assessment of the relative attractiveness of such markets and currency and related portfolio risks. Four key elements determine the relative attractiveness of financial markets, including valuation, economic environment, interest rates, and market interrelationships (i.e., currency shifts, investor sentiment, etc.). Asset allocation exposures are determined by a portfolio management system that balances expected active return versus risk to achieve sufficient portfolio diversification.

Individual equity holdings are selected based on a proprietary analytical investment discipline that identifies those securities most attractive from a fundamental perspective, based on favorable valuation factors, supportive management criteria, and potential for price appreciation to allocate security holdings. The portfolio will tend to show a preference for inexpensive stocks characterized by favorable valuation characteristics and improving catalysts.

Portfolio risk for individual securities is managed using a disciplined portfolio construction process that imposes active security and sector exposure limits while balancing overall portfolio risk versus expected excess return. The portfolio management process seeks to diversify risk relative to the benchmark and prevent excessive risk that can come from concentrated positions. Investments are sold when, as determined by the Fund's adviser, relative fundamentals deteriorate or alternative investments become sufficiently more attractive.

In addition to non-U.S. securities listed on foreign exchanges, the Fund may buy AMERICAN DEPOSITORY RECEIPTS (ADRS), GLOBAL DEPOSITORY RECEIPTS (GDRS) and U.S. listed equity securities, and invest in derivatives, including exchange traded funds ("ETF" securities), index or currency futures, options, forward foreign currency contracts, options on currencies or indices, and swap agreements. Derivatives, equity index and currency futures or forwards may be used by the Fund to shift the Fund's relative exposure to a country or currency, as well as to manage cash flow from shareholder redemptions or subscriptions. The Fund may invest in other investment companies, including closed-end funds that invest in securities from a single country, sector, or region.

In addition to those investment securities described above, the Fund may invest in certain other types of securities, including investment-grade fixed income securities of U.S. and non-U.S. issuers, including very short-term debt obligations such as money market securities and all such other types of securities will generally not exceed 10% of the total assets of the Fund under normal conditions. Investment in such securities could make it more difficult for the Fund to achieve its goal.


For a more complete description of the securities in which the Fund can invest, please see "Other Investment Matters" on page 16.

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                               3

--------------------------------------------------------------------------------

[EXCLAMATION MARK GRAPHIC OMITTED]  WHAT ARE THE MAIN RISKS OF INVESTING
                                    IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

MARKET RISK: The possibility that the Fund's stock holdings may decline in price because of a broad stock market decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

FOREIGN SECURITIES RISK: Investing in foreign markets involves greater risk than investing in the United States. Foreign securities may be affected by such factors as fluctuations in currency exchange rates, accounting and financial reporting standards that differ from those in the U.S. and that could convey incomplete or inaccurate financial information on companies, smaller and less liquid securities markets, social upheavals and political actions ranging from tax code changes to governmental collapse. Emerging market securities may be even more susceptible to these risks.

INVESTMENT STYLE RISK: The possibility that the securities on which this Fund focuses--the stocks of foreign companies--may underperform other kinds of investments or the market as a whole.

In addition, the Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay.


For more information about these risks, please see "Glossary of Investment Risks" on page 20.


[AT SIGN GRAPHIC OMITTED]  PERFORMANCE
                           INFORMATION

This section would normally include a bar chart and a table showing how the Fund has performed and how its performance has varied from year to year. Because the Fund had not commenced operations prior to the date of this Prospectus, the bar chart and table are not shown.

--------------------------------------------------------------------------------

[POUND SIGN GRAPHIC OMITTED]  FUND
                              INFORMATION

                              CLASS            CUSIP             TICKER
                              ----------------------------------------------
                              Class A          431112481
                              Class C          431112473

--------------------------------------------------------------------------------

[QUESTION MARK GRAPHIC OMITTED]  DID YOU KNOW?

AMERICAN DEPOSITORY RECEIPTS (ADRS) and GLOBAL DEPOSITORY RECEIPTS (GDRS) are foreign Shares of a company held by, respectively, a U.S. or a foreign bank that issues a receipt evidencing ownership.

----------
PROSPECTUS
----------
4


HIGHMARK FUNDS
INTERNATIONAL OPPORTUNITIES FUND (CONTINUED)
--------------------------------------------------------------------------------

[DOLLAR SIGN GRAPHIC OMITTED]  FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Class A or Class C Shares of the International Opportunities Fund. The first table describes the fees that you would pay directly from your investment if you purchased or sold Class A or Class C Shares. The second table describes the expenses you would pay indirectly if you held Class A or Class C Shares.

---------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
---------------------------------------------------------------------------------------------------------
                                                                                      CLASS A    CLASS C
                                                                                       SHARES     SHARES
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)*    5.50%         0%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)**                0%      1.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)***                   2.00%         0%
Exchange Fee (as a percentage of amount exchanged, if applicable)***                    2.00%         0%
---------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
---------------------------------------------------------------------------------------------------------
                                                                                      CLASS A    CLASS C
                                                                                       SHARES     SHARES
Investment Advisory Fees                                                                0.85%      0.85%
Distribution (12b-1) Fees                                                               0.25%      1.00%
Other Expenses                                                                          0.88%      0.63%
                                                                                        -----      -----
 TOTAL ANNUAL FUND OPERATING EXPENSES                                                   1.98%      2.48%
Fee Waivers                                                                             0.15%         0%
 NET EXPENSES+                                                                          1.83%      2.48%

* The sales charge for Class A Shares varies depending upon how much you invest. See "How Sales Charges Are Calculated."

** If you sell Class A Shares within one year of buying them and you purchased those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Contingent Deferred Sales Charge of 1.00%. See "How Sales Charges Are Calculated."

*** Applicable to Class A Shares held 5 business days or less. Does not include any wire transfer fees, if applicable.


+ The Fund's adviser has agreed to contractually waive fees or reimburse expenses in order to keep total operating expenses for Class A Shares from exceeding 1.83% for the period beginning December 1, 2005 and ending on November 30, 2006. The Fund's total actual operating expenses for the current fiscal year are expected to be less than the amount shown above because additional fees are expected to be waived or reimbursed in order to keep total operating expenses at a specified level for all Share classes. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses are expected to be as follows:


         Class A Shares:                 1.81%
         Class C Shares:                 2.46%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund's expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                                            1 YEAR      3 YEARS
CLASS A SHARES                                               $729       $1,127

CLASS C SHARES

If you do not sell
your shares:                                                 $251       $  773

If you sell your
shares at the
end of the period:                                           $351       $  773

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                               5

--------------------------------------------------------------------------------

SHAREOWNER GUIDE - HOW TO INVEST IN THE HIGH MARK FUNDS


Before you invest, we encourage you to carefully read the Fund profile included in this prospectus and consider whether an investment in the International Opportunities Fund is appropriate for your particular financial situation, risk tolerance and goals. As always, your financial representative can provide you with valuable assistance in making this decision. He or she can also help you choose which of the Fund share classes we offer is right for you.


FOREIGN INVESTORS


The Fund does not accept investments by non-resident aliens.


CHOOSING A SHARE CLASS

HighMark Funds offers different classes of Fund Shares, each of which has different expenses and other characteristics. Two classes of Fund Shares--Classes A and C--are offered in this prospectus. To choose the one that is best suited to your needs and goals, consider the amount of money you want to invest, how long you expect to invest it and whether you plan to make additional investments. The following are some of the main differences between HighMark's Class A and Class C Shares:

CLASS A

o     Front-end sales charges, as described below.

o     Distribution and service (12b-1) fees of 0.25%.


o Because Class A Shares will normally be the better choice if your investment qualifies for a reduced sales charge:


      o Orders for Class C Shares for $1 million or more normally should be placed as orders for Class A Shares.

      o Orders for Class C Shares by an investor eligible to purchase Class A Shares without a front-end sales charge normally should be placed as orders for Class A Shares.

CLASS C

o     No front-end sales charge.

o     Distribution and service (12b-1) fees of 1.00%.

o     A deferred sales charge, as described below.

o No automatic conversion to Class A Shares, so annual expenses continue at the Class C level throughout the life of your investment.


BECAUSE 12B-1 FEES ARE PAID ON AN ONGOING BASIS, CLASS C SHAREHOLDERS COULD END UP PAYING MORE EXPENSES OVER THE LONG TERM THAN CLASS A SHAREHOLDERS WHO HOLD THEIR SHARES FOR A SIMILAR PERIOD.

THE INTERNATIONAL OPPORTUNITIES FUND ALSO OFFERS FIDUCIARY CLASS SHARES, WHICH HAVE THEIR OWN EXPENSE STRUCTURE. FIDUCIARY CLASS SHARES ARE AVAILABLE ONLY TO FINANCIAL INSTITUTIONS, FIDUCIARY CLIENTS OF UNION BANK OF CALIFORNIA, N.A., AND CERTAIN OTHER QUALIFIED INVESTORS. CALL US AT 1-800-433-6884 FOR MORE DETAILS.


FOR PURCHASES OF $1 MILLION OR GREATER, THE SALES CHARGE FOR CLASS A SHARES IS WAIVED. AS A RESULT, IF YOU ARE MAKING AN INITIAL INVESTMENT OF $1 MILLION OR MORE, THE LOWER OPERATING EXPENSES OF CLASS A SHARES MAY MAKE THEM A BETTER CHOICE FOR YOU THAN CLASS C SHARES.

HOW SALES CHARGES ARE CALCULATED

CLASS A SHARES: FRONT-END SALES CHARGE



                                              AS A                   AS A
                                          PERCENTAGE OF         PERCENTAGE OF
YOUR INVESTMENT                          OFFERING PRICE        YOUR INVESTMENT
0 - $49,999                                   5.50%                 5.82%
$ 50,000 - $99,999                            4.50%                 4.71%
$100,000 - $249,999                           3.75%                 3.90%
$250,000 - $499,999                           2.50%                 2.56%
$500,000 - $999,999                           2.00%                 2.04%
$1,000,000 and Over                           0.00%*                0.00%

* If you sell Class A Shares within one year of buying them and you bought those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Contingent Deferred Sales Charge of 1.00%, based on the current market value of the Shares. Multiple purchases are handled on a "first in, first out" basis.

CLASS C SHARES: CONTINGENT DEFERRED SALES CHARGE

Class C Shares are available at their net asset value per share, without any initial sales charge.

If you sell Class C Shares within one year of buying them, you must pay what is known as a "contingent deferred sales charge" (CDSC). The CDSC is based on either the original cost you paid for the Shares or their current market value, whichever is less. We do not impose a CDSC on Shares you may have acquired by reinvesting your dividends or capital gains distributions.

THE CDSC IS AS FOLLOWS:

CLASS C SHARES

IF SOLD WITHIN                  CDSC ON SHARES BEING SOLD

1st year                        1.00%
After 1st year                  0%

Class C Shares do not to convert to Class A Shares.

In addition, we calculate any CDSC you may owe by considering the number of Shares you are selling, not the value of your account. To keep your CDSC as low as possible, each time you ask us to sell Shares we will first sell any Shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those Shares that have the lowest CDSC next.


On the purchase of your Class C Shares, the Fund's distributor Distributor) pays a commission equal to 1.00% of your purchase to your broker or financial institution. The Distributor also receives any CDSC imposed when you sell your Class C Shares.

----------
PROSPECTUS
----------
6


HIGHMARK FUNDS
--------------------------------------------------------------------------------

REPURCHASE OF CLASS A SHARES

You may purchase any amount of Class A Shares of any HigMark Fund at NAV (without the normal front-end sales charge), up to the limit of the value of any amount of HighMark Class A Shares (other than those which were purchased with reinvested dividends and distributions) that you redeemed within the past 30 days. In effect, this allows you to reacquire Shares that you may have had to redeem, without re-paying the front-end sales charge. To exercise this privilege, we must receive your purchase order within 30 days of your redemption. In addition, you must notify us when you send in your purchase order that you are repurchasing shares.

SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGES. You can combine multiple purchases of Class A Shares in several ways to qualify for reduced sales charges. Notify us at the time of your purchase if you believe you qualify for a reduced sales charge for any of the following reasons:

o RIGHT OF ACCUMULATION PRIVILEGE: You may combine the value of Class A Shares you are presently buying with the current value of any Class A, Class B or Class C Shares of any other series of HighMark Funds that you bought previously for: (1) your account; (2) your spouse's account; (3) a joint account with your spouse; or (4) your minor children's trust or custodial accounts. A fiduciary who is purchasing Shares for the same fiduciary account, trust or estate may also use this right of accumulation. The applicable front-end sales charge rate for the new purchase is based on the total of your current purchase and the current value of all other Shares you own.

o COMBINATION PRIVILEGE: You may combine your investment in Class A Shares of several HighMark Funds sold subject to a comparable sales charge to qualify for the reduced sales charge.

o LETTER OF INTENT: If you plan to invest in Class A Shares of a HighMark Fund and, within a 13-month period, make additional investments in Class A Shares of that Fund or Class A Shares of another HighMark Fund, you may be able to receive a reduced sales charge on your cumulative investment. To take advantage of this privilege, you must start with a minimum initial investment of 5% of the total amount and inform us in writing within 90 days of your initial purchase. Be sure to notify us again when you make additional investments in another HighMark Fund.

REDUCTIONS FOR QUALIFIED GROUP(S). If you are investing with, or on behalf of, a group, your combined purchases of Class A Shares may be eligible for a reduced sales charge through the accumulation and combination privileges described above. Each investor will retain an individual account.

CONTACT YOUR FINANCIAL REPRESENTATIVE OR THE DISTRIBUTOR TO FIND OUT HOW TO QUALIFY, OR CONSULT THE STATEMENT OF ADDITIONAL INFORMATION (SAI) (SEE THE BACK COVER OF THIS PROSPECTUS FOR CONTACT INFORMATION).

CLASS A FRONT-END SALES CHARGE WAIVERS: The front-end sales charge will be waived on Class A Shares bought:

(1)   Through reinvestment of dividend and capital gain distributions.

(2) By investment companies advised by HighMark Capital Management, Inc., Union Bank of California, N.A., or their affiliates; or distributed by SEI Investments Distribution Co. or their affiliates placing orders on each entity's behalf.

(3)   By state and local governments.

(4) By individuals rolling over distributions received from employee benefit trust accounts administered by Union Bank of California into an individual retirement account administered by the Bank, or for which the Bank serves as trustee or custodian. Future purchases will be subject to the appropriate sales charge.

(5) By individuals investing the proceeds from a required minimum distribution at age 70 1/2 from their employee benefit qualified plan or an individual retirement account administered by Union Bank of California.

(6) By individuals investing proceeds received in connection with a distribution paid from a Union Bank of California trust or agency account.

(7) By investment advisers or financial planners regulated by a federal or state governmental authority who are purchasing Class A Shares for their own account or for an account for which they are authorized to make investment decisions (i.e., a discretionary account) and who charge a management, consulting or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts, if the accounts are linked to the master account of the investment adviser or financial planner on the books and records of a broker or agent.

(8) By brokers, dealers and agents (as well as their employees, spouses and children under the age of 21) who have a sales agreement with the Distributor and are purchasing Class A Shares for their own account.

(9) By individuals buying Class A Shares on behalf of a qualified prototype retirement plan (other than an IRA, SEP-IRA or Keogh).

(10) By current or retired trustees of HighMark Funds; by directors, officers and employees (as well as their spouses and children under the age of 21) of Union Bank of California, SEI Investments Distribution Co. or their affiliated companies, Boston Financial Data Services and of sub-advisers to the HighMark Funds.

(11) By investors receiving Class A Shares issued in plans of reorganization, such as mergers, asset acquisitions, and exchange offers, to which HighMark Funds is a party.

IF YOU THINK YOU MAY BE ELIGIBLE FOR A SALES CHARGE WAIVER, CONTACT THE DISTRIBUTOR OR CONSULT THE SAI (SEE THE BACK COVER OF THIS PROSPECTUS).

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                               7

--------------------------------------------------------------------------------

FOR CATEGORIES 2 THROUGH 10 ABOVE, YOU MUST NOTIFY THE DISTRIBUTOR AT THE TIME YOU BUY THE SHARES THAT YOUR PURCHASE QUALIFIES FOR A SALES CHARGE WAIVER.

CDSC WAIVERS: You may qualify for a CDSC waiver if:

o     you are selling Shares as part of a systematic withdrawal plan.

o     you are taking certain distributions from a retirement plan.

o     the shareholder has died or become disabled.

YOU MUST NOTIFY US THAT YOU ARE ELIGIBLE FOR A WAIVER UNDER THESE CIRCUMSTANCES AT THE TIME YOU WISH TO SELL SHARES.

IF YOU THINK YOU MAY BE ELIGIBLE FOR A CDSC WAIVER, CONTACT YOUR FINANCIAL REPRESENTATIVE OR THE DISTRIBUTOR OR CONSULT THE SAI (SEE THE BACK COVER OF THIS PROSPECTUS FOR CONTACT INFORMATION).


The Fund makes sales charge and breakpoint information available, free of charge, on or through HighMark Funds' website at www.highmarkfunds.com through the Fund's prospectuses and SAI, which are available for download or by request, respectively, at the hyperlink "Forms and Literature."


FEES FOR DISTRIBUTION OF SHARES


HighMark Funds has adopted 12b-1 plans with respect to Class A and Class C Shares that allow the Fund to pay distribution and service fees. The maximum distribution and service fee for each class of Shares is as follows:


                                                           PERCENTAGE OF AVERAGE
SHARE CLASS                                                  DAILY NET ASSETS
Class A                                                           0.25%
Class C                                                           1.00%

Because 12b-1 fees are paid on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

PAYMENTS TO FINANCIAL FIRMS


Some or all of the sales charges, distribution fees and servicing fees described above are paid or "reallowed" to the broker, dealer, financial adviser or other financial intermediary through which you purchase your Shares. In addition to the foregoing, your broker, dealer, financial adviser or other financial intermediary may receive certain other payments and compensation described below. For purposes of the following, "financial firms" means brokers, dealers, financial advisers and other financial intermediaries.

The Fund may make payments under HighMark Funds' shareholder services plans relating to the Class A Shares to financial firms that agree to provide certain shareholder support services for their customers or account holders who are the beneficial or record owners of Shares of the Fund. In consideration for such services, a financial firm is compensated by the Fund at a maximum annual rate of up to 0.25% of the average daily net asset value of the applicable class of Shares of the Fund. The shareholder services plans are more fully described in the SAI. Financial firms may also receive sales charges, distribution fees, servicing fees and other compensation relating to other classes of Shares and other investment portfolios of HighMark Funds not offered in this prospectus.

Highmark Capital Management, Inc., pays out of Its Own Assets compensation to financial firms for the sale and distribution of the Shares of the Fund and/or for the servicing of Shares. Payments made by Highmark Capital Management, Inc. may be made to supplement commissions paid to financial firms, and may take the form of (1) due diligence payments for a financial firm's examination of the Fund and payments for employee training and education relating to the Fund; (2) listing fees for the placement of the Fund on a financial firm's list of mutual funds available for purchase by its clients; (3) fees for providing the Fund with "shelf space" and/or a higher profile for a financial firm's financial consultants and their customers and/or placing the Fund on the financial firm's preferred or recommended list; (4) marketing support fees for providing assistance in promoting the sale of Shares; (5) payments in connection with attendance at sales meetings for the promotion of the sale of Shares; (6) payments for maintaining shareholder accounts on a financial firm's platform; and (7) payments for the sale of Shares and/or the maintenance of share balances.

Payments made by Highmark Capital Management, Inc. to a financial firm also may be used by the financial firm to pay for the travel expenses, meals, lodging and entertainment of financial firms and their salespersons and guests in connection with education, sales and promotional programs. These programs, which may be different for different financial firms, will not change the price an investor will pay for Shares or the amount that the Fund will receive for the sale of Shares.

If investment advisers, administrators, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular Share class over other Share classes. Speak with your financial adviser to learn more about the total amounts paid to your financial adviser and his or her firm by the Fund, HighMark Capital Management, Inc. and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial adviser at the time of purchase.

HighMark Capital Management, Inc. does not consider sales of Shares of the Fund as a factor in the selection of broker- dealers to execute portfolio transactions for the Fund. However, some broker-dealers that sell Shares of the Fund may receive commissions from the Fund in connection with the execution of the Fund's portfolio transactions.

----------
PROSPECTUS
----------
8

HIGHMARK FUNDS
--------------------------------------------------------------------------------

OPENING AN ACCOUNT

1.    Read this prospectus carefully.

2.    Determine how much money you want to invest.

      The minimum investments for the Fund are as follows:

      o     INITIAL PURCHASE:      $1,000 for the Fund $250 for current and
                                   retired trustees of HighMark Funds and
                                   directors, officers and employees (as well as their spouses and children under the age of
                                   21) of Union Bank of California, N.A., SEI
                                   Investments Distribution Co. and their
                                   affiliates, and Boston Financial Data
                                   Services.

                                   $100 for Automatic Investment Plan

      o     ADDITIONAL PURCHASES:  $100 for the Fund

                                   $100 monthly minimum per HighMark Fund for Automatic Investment Plan


      We may waive these initial and additional investment minimums for purchases made in connection with Individual Retirement Accounts, Keoghs, payroll deduction plans, or 401(k) or similar plans.

3. Complete the appropriate parts of the account application, carefully following the instructions. You must submit additional documentation when opening trust, corporate or power of attorney accounts. For more information, please contact your financial representative or call us at 1-800-433-6884.

4. You and your financial representative can initiate any purchase, exchange or sale of Shares.

5. CUSTOMER IDENTIFICATION AND VERIFICATION. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

      What this means to you: When you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you. This information will be verified to ensure the identity of all persons opening an account.

      HighMark Funds is required by law to reject your new account application if the required identifying information is not provided.

      In certain instances, HighMark Funds is required to collect documents to fulfill its legal obligations. Documents provided in connection with your application will be used solely to establish and verify customer identity, and HighMark Funds shall have no obligation with respect to the terms of any such document.

      Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of HighMark Funds (e.g., 72 hours), which may change from time to time, your application will be rejected.

      Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the net asset value per share next-determined after receipt of your application in proper form.

      However, HighMark Funds reserves the right to close your account at the then-current day's price if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of HighMark Funds (e.g., 96 hours), which may change from time to time. If HighMark Funds is unable to verify your identity, it reserves the right to liquidate your account at the then-current day's price and remit proceeds to you via check. HighMark Funds reserves the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.


WE RESERVE THE RIGHT TO REJECT A PURCHASE ORDER IF THE DISTRIBUTOR OR THE FUND'S ADVISER DETERMINES THAT IT IS NOT IN THE BEST INTEREST OF HIGHMARK FUNDS OR ITS SHAREHOLDERS.


BUYING SHARES

--------------------------------------------------------------------------------
BY CHECK
--------------------------------------------------------------------------------
OPENING AN ACCOUNT

o     Make out a check for the investment amount, payable to "HighMark Funds."


o Deliver the check and your completed application to your financial representative, or mail them to the Fund's Transfer Agent (see address below).


ADDING TO AN ACCOUNT

o     Make out a check for the investment amount, payable to "HighMark Funds."


o Include a note specifying the Fund name, your share class, your account number and the name(s) in which the account is registered.


o Deliver the check and your note to your financial representative, or mail them to our Transfer Agent.

      TRANSFER AGENT ADDRESS:

      HighMark Funds
      P.O. Box 8416
      Boston, MA 02266-8416
      Phone Number: 1-800-433-6884

All purchases made by check should be in U.S. dollars.

THIRD PARTY CHECKS, CREDIT CARD CHECKS, TRAVELER'S CHECKS, STARTER CHECKS, MONEY ORDERS OR CASH WILL NOT BE ACCEPTED.

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                               9

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BY EXCHANGE
--------------------------------------------------------------------------------

OPENING AN ACCOUNT

o Call your financial representative or HighMark Funds at 1-800-433-6884 to request an exchange.

ADDING TO AN ACCOUNT

o Call your financial representative or HighMark Funds at 1-800-433-6884 to request an exchange.

--------------------------------------------------------------------------------
BY WIRE
--------------------------------------------------------------------------------

OPENING AN ACCOUNT

o Deliver your completed application to your financial representative, or mail it to the Transfer Agent (address above).

o Obtain your Fund account number by calling your financial representative or our Transfer Agent.

o     Instruct your bank to wire the amount of your investment to:

      State Street Bank and Trust Company
      225 Franklin Street
      Boston, MA 02101
      ABA# 011000028
      DDA# 9905-194-8

Specify the Fund name, your choice of share class, the new Fund account number and the name(s) in which the Fund account is registered. Your bank may charge a fee to wire money.

ADDING TO AN ACCOUNT

o     Call our Transfer Agent before wiring any funds.

o     Instruct your bank to wire the amount of your investment to:

      State Street Bank and Trust Company
      225 Franklin Street
      Boston, MA 02101
      ABA# 011000028
      DDA# 9905-194-8

Specify the Fund name, your share class, your Fund account number and the name(s) in which the Fund account is registered. Your bank may charge a fee to wire money.

--------------------------------------------------------------------------------
THROUGH FINANCIAL INSTITUTIONS
--------------------------------------------------------------------------------

OPENING AN ACCOUNT

o Call your financial institution for information on their procedures for transmitting orders to HighMark Funds.

ADDING TO AN ACCOUNT

o Call your financial institution for information on their procedures for transmitting orders to HighMark Funds.

Contact your financial representative for instructions and assistance.

To add to an account using the Automatic Investment Plan, see "Investor
Services."


SELLING SHARES

--------------------------------------------------------------------------------
BY LETTER
--------------------------------------------------------------------------------

DESIGNED FOR

o     Accounts of any type.

o     Sales of any amount.

TO SELL SOME OR ALL OF YOUR SHARES

o Write a letter indicating the Fund name, your share class, your Fund account number, the name(s) in which the account is registered and the dollar value or number of Shares you wish to sell.

o Include all signatures and any guarantees that may be required (see "Selling Shares in Writing").

o     Mail the materials to our Transfer Agent.

      TRANSFER AGENT ADDRESS:

      HighMark Funds
      P.O. Box 8416
      Boston, MA 02266-8416
      Phone Number: 1-800-433-6884

o We will mail a check to the name(s) and address in which the account is registered, unless you give us other written instructions.


o If you are invested in an IRA or Roth IRA account, you can contact HighMark customer service to obtain an IRA distribution form at 1-800-433-6884. The IRA distribution form is also downloadable at www.highmarkfunds.com.


--------------------------------------------------------------------------------
BY PHONE
--------------------------------------------------------------------------------

DESIGNED FOR

o     Accounts of any type, except Individual Retirement Accounts or Roth IRAs.

o     Sales of any amount.

TO SELL SOME OR ALL OF YOUR SHARES

o To place your order, contact your financial representative or HighMark Funds at 1-800-433-6884 between 8:30 a.m. and 6:00 p.m. Eastern Time on most business days.

--------------------------------------------------------------------------------
BY WIRE OR ELECTRONIC FUNDS TRANSFER (EFT)
--------------------------------------------------------------------------------

DESIGNED FOR

o     Requests by letter to sell at least $500 (accounts of any type).

o Requests by phone to sell at least $500 (accounts of any type excluding IRA and Roth IRA accounts).

TO SELL SOME OR ALL OF YOUR SHARES

o We will wire amounts of $500 or more on the next business day after we receive your request.

o Shares cannot be redeemed by wire on Federal holidays restricting wire transfers.

----------
PROSPECTUS
----------
10

HIGHMARK FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BY EXCHANGE
--------------------------------------------------------------------------------

DESIGNED FOR

o     Accounts of any type.

o     Sales of any amount.

TO SELL SOME OR ALL OF YOUR SHARES

o Obtain a current prospectus for the Fund or other investment portfolio of HighMark Funds into which you are exchanging by calling HighMark Funds or your financial representative.

o Call HighMark Funds or your financial representative to request an exchange.

--------------------------------------------------------------------------------
THROUGH FINANCIAL INSTITUTIONS
--------------------------------------------------------------------------------

DESIGNED FOR

o     Accounts set up through financial institutions.

TO SELL SOME OR ALL OF YOUR SHARES

o Contact your financial institution for information on their procedures for transmitting orders to HighMark Funds.

Contact your financial representative for instructions and assistance.

To make systematic withdrawals from an account, see "Investor Services."

SELLING SHARES IN WRITING. In certain circumstances, you may need to include a medallion guarantee, which protects you against fraudulent orders. You will need a medallion guarantee if:

o     you are selling more than $5,000 worth of Shares.

o you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s) or to a bank account other than that on record.

o     you changed your address of record within the last 30 days.

You should be able to obtain a medallion guarantee from a bank, broker-dealer, credit union, securities exchange or association, clearing agency or savings association. A notary public CANNOT provide a medallion guarantee.

RECEIVING YOUR MONEY. Normally, we will send you a check for your proceeds as promptly as possible, at the latest within seven calendar days of receiving your redemption order. If, however, you recently purchased Shares in the Fund, we may be unable to fulfill your request if we have not yet received and processed your payment for the initial purchase. In such a case you may need to resubmit your redemption request after we have received payment.


REDEMPTION IN KIND. The Fund reserves the right to make payment on redemptions in securities rather than cash.

INVOLUNTARY SALES OF YOUR SHARES. Due to the relatively high costs of handling small investments, the Fund reserves the right to redeem your Shares at net asset value (less any applicable contingent deferred sales charge) if your account balance in the Fund drops below the minimum initial purchase amount for any reason other than market fluctuation. This is more likely to occur if you invest only the minimum amount in the Fund and then sell Shares within a fairly short period of time. Before the Fund exercises its right to redeem your Shares, we will notify you in writing at least 60 days in advance to give you time to bring your account up to or above the minimum.


EXCHANGING SHARES

HOW TO EXCHANGE YOUR SHARES. You may exchange Class A or Class C Shares of one HighMark Fund for those of another HighMark Fund (the "new Fund"), provided that you:

o     Are qualified to invest in the new Fund.

o     Satisfy the initial and additional investment minimums for the new Fund.

o     Invest in the same share class in the new Fund as you did in the previous
      Fund.

o Maintain the minimum account balance for each HighMark Fund in which you invest.

Your cost for buying Shares in the new Fund is based on the relative net asset values of the Shares you are exchanging plus any applicable sales charge. In addition, if you exchange Class A Shares of one HighMark Fund for those of another HighMark Fund, you may be subject to an exchange fee. See "Redemption Fees and Exchange Fees" above.


CLASS A SHARES. In addition to the potential exchange fee referenced above, if you want to exchange Class A Shares of one HighMark Fund for those of another HighMark Fund that has a higher sales charge, you must pay the difference. The same is true if you want to exchange Class A Shares of a no-load HighMark money market fund for those of another HighMark Fund with a sales charge. There is one exception: If you acquired Class A Shares of a HighMark Money Market Fund in an exchange out of Class A Shares of a non-money market HighMark Fund (the "Initial Fund"), you may exchange such Class A Money Market Fund Shares for Class A Shares of another HighMark Fund and pay, with respect to sales charges, the difference between the sales charge of the Initial Fund and the sales charge of the HighMark Fund that you are currently exchanging into, if the sales charge of the HighMark Fund that you are exchanging into is higher. To receive a reduced sales charge when exchanging into a HighMark Fund, you must notify us that you originally paid a sales charge and provide us with information confirming your qualification.


TRANSACTION POLICIES


VALUATION OF SHARES. The Fund's net asset value per share of a class is calculated according to the following formula:


      (Total mkt. value of the Fund's investments and other assets allocable to the class - the class's liabilities)

      / Total number of the Fund's Shares outstanding in the class

      = The class's net asset value per share

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              11


--------------------------------------------------------------------------------


We determine the net asset value (NAV) of the Fund as of the close of regular trading on the New York Stock Exchange, normally at 1:00 p.m. Pacific time (4:00 p.m. Eastern time), every business day, based on the current market price of the Fund's securities. If that is not available, we value securities by using a method that HighMark Funds' Board of Trustees believes accurately reflects fair value.

With regards to securities held by the Fund that are primarily listed on foreign exchanges, because foreign markets may be open at different times than the New York Stock Exchange, the value of the Fund's Shares may change on days when shareholders are not able to buy or sell them. Furthermore, the closing price of such securities may no longer reflect their market value at the time the Fund calculates its NAV if an event that could materially affect the value of the Fund's foreign investments has occurred between the time of the security's last close and the time that the Fund calculates its NAV. If the Fund's adviser becomes aware that such an event has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its net asset value, it will contact the Fund's administrator and request that a Fair Value Committee meeting be called. In addition, if price movements in certain monitored indices or securities exceed levels established by the administrator, the administrator will notify the Fund's adviser that such limits have been exceeded and request that a Fair Value Committee meeting be called.

In the event that the Fund values its securities using the procedures described above, the Fund's NAV may be higher or lower than would have been the case if the Fund had not used its fair valuation procedures. In addition, although we use the same method to determine the NAV of Class A and Class C Shares, the NAV of the Fund's Class C Shares may be lower than that of its Class A Shares because Class C Shares have higher distribution expenses. For further information about how we determine the value of the Fund's investments, see the SAI.

BUY AND SELL PRICES. When you buy Class A or Class C Shares of the Fund, the price you will pay (the "offering price") is based on the net asset value per share of the applicable Class of Shares next determined after we receive your order, plus any applicable sales charges. When you sell Class A or Class C Shares of the Fund, you receive proceeds based on the net asset value per share of the applicable Class of Shares next determined after we receive your order, minus any applicable deferred sales charges, redemption fees and/or exchange fees.

EXECUTION OF ORDERS. You may buy and sell Shares of the Fund on any day when the New York Stock Exchange is open for business (hereafter referred to as a "business day"). The New York Stock Exchange is closed on weekends and national holidays.


o PURCHASING SHARES BY MAIL: If you mail us a purchase order, we will execute it as soon as we have received your payment. (Note: If your check does not clear, we will be forced to cancel your purchase and may hold you liable for any losses or fees incurred.)

o PURCHASING SHARES BY WIRE: If you place a purchase order by wire on any business day, we will execute it that day, provided that you have wired the money you wish to invest and it is received by the Transfer Agent prior to 1:00 p.m. PT (4:00 p.m. ET). If the Transfer Agent does not receive the money you plan to wire by this deadline, the trade will be canceled and you must resubmit the trade at the time the wire is sent.

o SELLING SHARES: To sell Shares on any one business day, you must place your redemption order before 1:00 p.m. PT (4:00 p.m. ET). Otherwise, we will execute your order on the following business day.


The Transfer Agent may accept telephone orders from broker-dealers, and other intermediaries designated by such broker-dealers, who have been previously approved by the Distributor. The Fund will be deemed to have received a purchase order when an approved broker-dealer or its authorized designee accepts such order. It is the responsibility of such broker-dealer to promptly forward purchase or redemption orders to the Transfer Agent. Broker-dealers may charge you a transaction-based fee or other fee for their services at either the time of purchase or the time of redemption. Such charges may vary among broker-dealers but in all cases will be retained by the broker-dealers and not remitted to the Fund.


ANTI-MONEY LAUNDERING PROGRAM


Customer identification and verification is part of HighMark Funds' overall obligation to deter money laundering under Federal law. HighMark Funds has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, HighMark Funds reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of HighMark Funds management, they are deemed to be in the best interest of the Fund or in cases when HighMark Funds is requested or compelled to do so by governmental or law enforcement authorities.


FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES


HighMark Funds' Board of Trustees has adopted policies and procedures designed to discourage frequent purchases and redemptions of shares of HighMark Funds or excessive or short-term trading that may disadvantage long-term HighMark Fund shareholders. These policies are described below.

----------
PROSPECTUS
----------
12


HIGHMARK FUNDS
--------------------------------------------------------------------------------


RISKS ASSOCIATED WITH EXCESSIVE OR SHORT-TERM TRADING GENERALLY. While the Fund will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Fund's shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, the Fund may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, the Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, the Fund may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect the Fund's performance.

The Fund invests significantly in foreign securities and may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time the Fund calculates its NAV at 1:00 p.m. Pacific time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of foreign securities established some time before the Fund calculates its own share price (referred to as "time zone arbitrage"). The Fund has procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Fund calculates its NAV. While there is no assurance, the Fund expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will reduce a shareholder's ability to engage in time zone arbitrage to the detriment of the other shareholders of the Fund.

A shareholder engaging in a short-term trading strategy may also target a fund that does not invest primarily in foreign securities. Any fund that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Funds that may be adversely affected by price arbitrage include, in particular, those funds that significantly invest in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities.

REDEMPTION FEES AND EXCHANGE FEES. As noted in the "Shareholder Fees" table for the Fund, the Fund imposes a 2% redemption fee on the proceeds of Class A Shares redeemed 5 business days or less after their purchase. The Fund also imposes an exchange fee on Class A Shares exchanged 5 business days or less after their purchase. The redemption fee and the exchange fee are designed to discourage short-term trading and any proceeds of the fees will be credited to the assets of the Fund.

The fee is imposed to the extent that the number of Fund shares redeemed by a shareholder exceed the number of Fund shares that have been held by such shareholder more than 5 business days. For shares of the Fund that were acquired by exchange, the holding period is measured from the date the shares were acquired in the exchange transaction. Shares held the longest will be redeemed first.


The redemption fee is not imposed on shares:

o held in omnibus accounts of a financial intermediary, including but not limited to a broker-dealer or a retirement plan fiduciary. However, shares held in retirement plans that are not in omnibus accounts, such as IRAs and 403(b)(7) plans, are subject to the fee;

o     redeemed through systematic withdrawal plans;

o     purchased through reinvested dividends or capital gains;

o     redeemed pursuant to Fund reorganizations;

o redeemed as part of an automatic dividend exchange election established in advance of the exchange;


o redeemed to pay fees assessed by the Fund or the Transfer Agent against the account; and


o     involuntary redemptions resulting from failure to meet account minimums.


Although the Fund does not grant waivers of the redemption fee or exchange fee, the Fund reserves the right to modify or eliminate redemption fees and exchange fees at any time in its discretion.


RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS.


Purchases and exchanges should be made primarily for investment purposes. The Fund and/or its principal underwriter reserves the right to refuse any purchase or exchange order at any time or to suspend redemptions with respect to any shareholder, including transactions representing excessive trading and transactions accepted by any shareholder's financial adviser. In addition, the Fund's adviser, or its delegates, will use its best efforts to detect short-term trading activity in the Fund's Shares and reject any purchase, redemption or exchange if, in its judgment, the transaction would adversely affect the Fund or its shareholders. The adviser, or its delegates, however, will not always be able to detect or prevent market timing activity or other trading activity that may disadvantage the Fund. For example, the ability to monitor trades that are placed by omnibus or other

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                                                                      PROSPECTUS
                                                                      ----------
                                                                              13


--------------------------------------------------------------------------------


nominee accounts is limited when the broker, retirement plan administrator or fee-based program sponsor maintains the record of the Fund's underlying beneficial owners. In the event that the Fund or its agents reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed.


DISCLOSURE OF PORTFOLIO HOLDINGS


HighMark Capital Management, Inc., the Fund's adviser, has established a policy with respect to the disclosure of a HighMark Fund's portfolio holdings. A description of this policy is provided in the SAI. In addition, the Fund's top ten monthly portfolio holdings are generally available to you two days after the end of the period by clicking on "Funds and Performance" on the HighMark Funds website.

Note that the Fund or its adviser may suspend the posting of this information or modify the elements of this web posting policy without notice to shareholders.


DIVIDENDS AND
DISTRIBUTIONS


As a mutual fund Shareholder, you may receive capital gains and/or income from your investment. The Fund may periodically declare and pay dividends from net investment income separately for each class of Shares. The Fund distributes any net capital gains and ordinary income it has realized at least once a year. The Fund neither has a targeted dividend rate nor guarantees that it will pay any dividends or other distributions.

We will automatically reinvest any income and capital gains distributions you are entitled to in additional Shares of the Fund unless you notify our Transfer Agent that you want to receive your distributions in cash. To make either type of notification, send a letter with your request, including your name and account number to:


HighMark Funds
P.O. Box 8416
Boston, MA 02266-8416


Your request will become effective for distributions having record dates after our Transfer Agent receives your request. Note that the Internal Revenue Service
(IRS) treats dividends paid in additional Fund Shares the same as it treats dividends paid in cash. In general, the Fund's Class A Shares will pay higher dividends than Class C Shares, because Class C Shares have higher distribution fees.


TAXES

Your mutual fund investments may have a considerable impact on your tax situation. We have summarized some of the main points you should know below. Note, however, that the following is general information and will not apply to you if you are investing through a tax-deferred account such as an IRA or a qualified employee benefit plan.

IMPORTANT NOTE: IF YOU HAVE NOT DONE SO ALREADY, BE SURE TO PROVIDE US WITH YOUR CORRECT TAXPAYER IDENTIFICATION NUMBER OR CERTIFY THAT IT IS CORRECT. UNLESS WE HAVE THAT INFORMATION, WE MUST, BY LAW, WITHHOLD A PORTION OF THE TAXABLE DISTRIBUTIONS YOU WOULD OTHERWISE BE ENTITLED TO RECEIVE FROM YOUR FUND INVESTMENTS AS WELL AS A PORTION OF ANY PROCEEDS YOU WOULD NORMALLY RECEIVE FROM SELLING FUND SHARES.

END-OF-YEAR TAX STATEMENTS

We will send you a statement each year showing the tax status of all your distributions. The laws governing taxes change frequently, however, so please consult your tax adviser for the most up-to-date information and specific guidance regarding your particular tax situation. You can find more information about the potential tax consequences of mutual fund investing in the SAI.

TAXATION OF SHAREHOLDER TRANSACTIONS


An exchange of the Fund's shares for shares of another HighMark Fund will be treated as a sale of the Fund's shares and, as with all sales and redemptions of the Fund shares, any gain on the transaction will be subject to federal income tax.


TAXES ON FUND DISTRIBUTIONS


o FEDERAL TAXES: The IRS generally treats any dividends and short-term capital gains you receive from the Fund as ordinary income. Distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed at the rate applicable to long-term capital gains, provided the holding period and other requirements are met at both the shareholder and Fund level.

o STATE AND LOCAL TAXES: In addition to federal taxes, you may have to pay state and local taxes on the dividends or capital gains you receive from the Fund.

o TAXATION OF LONG-TERM CAPITAL GAINS: Distributions of net long-term capital gains you receive from the Fund will be taxed at the long-term federal capital gains rate, regardless of how long you've owned Shares in the Fund. Some states also tax long-term capital gain distributions at a special rate.


o "BUYING A DIVIDEND": You may owe taxes on Fund distributions even if they represent income or capital gains the Fund earned before you invested in it and thus were likely included in the price you paid.


o REINVESTMENT: The Fund's distributions, whether received in cash or reinvested in additional Shares of the Fund, may be subject to federal income tax.

SPECIAL CONSIDERATIONS FOR SHAREHOLDERS OF FUNDS INVESTING IN FOREIGN
SECURITIES: If the Fund invests in foreign securities, the income those securities generate may be subject to foreign withholding taxes, which may decrease their yield. Foreign

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14


HIGHMARK FUNDS
--------------------------------------------------------------------------------


governments may also impose taxes on other payments or gains the Fund earns on these securities. In general, shareholders in the Fund will not be entitled to claim a credit or deduction for these foreign taxes on their U.S. tax return. (There are some exceptions, however; please consult your tax adviser for more information.) In addition, foreign investments may prompt the Fund to distribute ordinary income more frequently and/or in greater amounts than purely domestic funds, which could increase your tax liability.


THE TAX CONSIDERATIONS DESCRIBED ABOVE MAY OR MAY NOT APPLY TO YOU. SEE THE SAI FOR FURTHER DETAILS. PLEASE CONSULT YOUR TAX ADVISER TO HELP DETERMINE WHETHER THESE CONSIDERATIONS ARE RELEVANT TO YOUR PARTICULAR INVESTMENTS AND TAX SITUATION.

INVESTOR SERVICES

AUTOMATIC INVESTMENT PLAN (AIP): AIP allows you to make regular investments in the HighMark Fund(s) of your choice through automatic deductions from your checking account. The monthly minimum per HighMark Fund is $100.* AIP is available only to current Shareholders who wish to make additional investments to their existing account(s). To participate in AIP, complete the appropriate section on your Account Application form.

To take part in AIP, complete the appropriate section on your Account Application form. You may change or cancel the plan at any time by sending a written notice to our Transfer Agent (a medallion guarantee may be required).

* There is a $50 monthly minimum for current or retired trustees of HighMark Funds and directors, officers, and employees (as well as their spouses and children under the age of 21) of Union Bank of California, SEI Investments Distribution Co., and their affiliates who were participating in HighMark's AIP on or before December 11, 1998.

SYSTEMATIC WITHDRAWAL PLAN (SWP): HighMark's Systematic Withdrawal Plan allows you to make regular withdrawals from your account. The minimum monthly withdrawal is $100 per HighMark Fund. You can choose to make these withdrawals on a monthly, quarterly, semi-annual or annual basis. You also have the option of receiving your withdrawals by check or by automatic deposit into your bank account.

To participate in SWP, you must:

o     Have at least $5,000 in your HighMark Fund(s) account.

o     Have your dividends automatically reinvested.

BEFORE YOU SIGN UP FOR SWP, PLEASE NOTE THE FOLLOWING IMPORTANT CONSIDERATIONS:

SWP via check will only run on the 25th of each month. SWP via the Automated Clearing House ("ACH") can be run on any date. If your automatic withdrawals through SWP exceed the income your HighMark Fund(s) normally pay, your withdrawals may, over time, deplete your original investment--or exhaust it entirely if you make large and frequent withdrawals. Fluctuations in the net asset value per share of your HighMark Fund(s) may also contribute to the depletion of your principal.

CLASS A SHAREHOLDERS SHOULD NOTE THE FOLLOWING:

If you are currently making additional purchases of HighMark Shares that carry a sales load, or plan to do so, it generally would not be in your best interest to participate in SWP.

To take part in SWP, complete the appropriate section on your Account Application form. You may change or cancel the plan at any time by sending a written notice to our Transfer Agent (a medallion guarantee may be required).

Please contact HighMark Funds at 1-800-433-6884 for more information.


SYSTEMATIC EXCHANGE PLAN: HighMark's Systematic Exchange Plan allows shareholders of a class of HighMark Money Market or Fixed-Income Funds to make regular exchanges from their accounts into the same class of a HighMark Equity Fund, including the International Opportunities Fund. The minimum monthly exchange is $1,200 per HighMark Fund. You can choose to make these exchanges on a monthly, quarterly, semi-annual or annual basis for a fixed period of time.


To participate in the Systematic Exchange Plan, you must:


      o Have at least $5,000 in your HighMark Money Market or Fixed-Income Fund account(s).


      o     Have your dividends automatically reinvested.

To take part in the Systematic Exchange Plan, complete the appropriate section on your Account Application form. You may change or cancel the plan at any time by sending a written notice to our Transfer Agent (a medallion guarantee may be required).

MORE ABOUT HIGHMARK FUNDS INVESTMENT MANAGEMENT

INVESTMENT ADVISER


HighMark Capital Management, Inc. serves as investment adviser of the HighMark Funds and manages their investment portfolios on a day-to-day basis under the supervision of HighMark Funds' Board of Trustees. HighMark Capital Management, Inc. also serves as the administrator of the HighMark Funds.

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                                                                              15


--------------------------------------------------------------------------------


HighMark Capital Management is a subsidiary of Union Bank of California, N.A., which is a subisidiary of UnionBanCal Corporation. UnionBanCal Corporation is a publicly held corporation, which is principally held by The Bank of Tokyo-Mitsubishi, Ltd. (BTM). BTM is in turn a wholly owned subsidiary of Mitsubishi Tokyo Financial Group, Inc. As of ________________, UnionBanCal Corporation and its subsidiaries had approximately $___ billion in consolidated assets. As of the same date, HighMark Capital Management, had approximately $___ billion in assets under management. HighMark Capital Management (and its predecessors) has been providing investment management services to individuals, institutions and large corporations since 1919.

For its advisory services to the International Opportunities Fund, HighMark Capital Management is entitled to receive management fees at an annual rate of 0.85% of the Fund's average daily net assets.


PORTFOLIO MANAGERS


David J. Goerz, a Senior Vice President and Chief Investment Officer of Equity Management, will be co-manager for HighMark International Opportunities Fund upon the Fund's commencement of investment operations. Mr. Goerz has been associated with HighMark Capital Management, Inc. since 2003. Prior to joining HighMark Capital Management, Mr. Goerz was Chief Investment Officer for Morningstar Associates from 2002 to 2003. Mr. Goerz was Vice President, Director of Global Asset Allocation Research and Portfolio Manager for Wellington Management Company from 1995-2002.

Richard Rocke, a Vice President and Director of Quantitative Strategies Group, will be co-manager for HighMark International Opportunities Fund upon the Fund's commencement of investment operations. Mr. Rocke has been associated with HighMark Capital Management, Inc. since 1999.

The Statement of Additional Information provides additional information about the managers' compensation, other accounts managed and ownership of securities in the Fund.


FINANCIAL HIGHLIGHTS


Financial information for the Fund is not presented because Shares of the Fund were not offered prior to the date of this Prospectus.


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HIGHMARK FUNDS
--------------------------------------------------------------------------------

OTHER INVESTMENT MATTERS


The Fund is not a complete investment program. The investment objectives or goals of the Fund and the investment policies of the Fund can be changed without shareholder approval, except for the policies that are identified as "fundamental" in the SAI.

The Fund invests in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. The following table describes the securities and techniques the Fund uses, as well as the main risks they pose. Equity securities are subject mainly to market risk. Following the table is a more complete discussion of risk. You may also consult the SAI for more details about the securities in which the Fund may invest.

FUND NAME

International Opportunities Fund

INSTRUMENT                                                                     RISK TYPE
-----------------------------------------------------------------------------------------------
AMERICAN DEPOSITORY RECEIPTS (ADRS): ADRs are foreign                          Market
Shares of a company held by a U.S. bank that issues a                          Political
receipt evidencing ownership. ADRs pay dividends in U.S. dollars.              Foreign
                                                                               Investment
-----------------------------------------------------------------------------------------------
BANKERS' ACCEPTANCES: Bills of exchange or time drafts                         Credit
drawn on and accepted by a commercial bank. They generally                     Liquidity
have maturities of six months or less.                                         Market
-----------------------------------------------------------------------------------------------
BONDS: Interest-bearing or discounted government or corporate                  Market
securities that obligate the issuer to pay the bondholder                      Credit
a specified sum of money, usually at specific intervals, and                   Prepayment/Call
to repay the principal amount of the loan at maturity.
-----------------------------------------------------------------------------------------------
CALL AND PUT OPTIONS: A call option gives the buyer the                        Management
right to buy, and obligates the seller of the option to sell,                  Liquidity
a security at a specified price. A put option gives the buyer                  Credit
the right to sell, and obligates the seller of the option to buy,              Market
a security at a specified price. The Fund may buy call and                     Leverage
put options and will sell only covered call options.
-----------------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT: Negotiable instruments                                Market
with a stated maturity.                                                        Credit
                                                                               Liquidity
-----------------------------------------------------------------------------------------------
COMMERCIAL PAPER: Secured and unsecured short-term                             Credit
promissory notes issued by corporations and other entities.                    Liquidity
Their maturities generally vary from a few days to nine months.                Market
-----------------------------------------------------------------------------------------------
COMMON STOCK: Shares of ownership of a company.                                Market
-----------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES: Bonds or preferred stock that                          Market
convert to common stock.                                                       Credit
-----------------------------------------------------------------------------------------------
DERIVATIVES: Instruments whose value is derived from an                        Management
underlying contract, index or security, or any combination                     Market
thereof, including futures, options (e.g., puts and calls),                    Credit
options on futures, swap agreements, and some                                  Liquidity
mortgage-backed securities.                                                    Leverage
                                                                               Prepayment/Call
                                                                               Hedging
-----------------------------------------------------------------------------------------------

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                                                                      PROSPECTUS
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                                                                              17


--------------------------------------------------------------------------------


INSTRUMENT                                                                     RISK TYPE
------------------------------------------------------------------------------------------------------
FOREIGN SECURITIES: Stocks issued by foreign companies                         Market
including ADRs and Global Depository Receipts (GDRs), as well                  Political
as commercial paper of foreign issuers and obligations of                      Foreign Investment
foreign governments, companies, banks, overseas branches of                    Liquidity
U.S. banks or supranational entities.                                          Emerging Market
                                                                               Prepayment/Call
------------------------------------------------------------------------------------------------------
FORWARD FOREIGN CURRENCY CONTRACTS: An obligation to                           Management
purchase or sell a specific amount of a currency at a fixed                    Liquidity
future date and price set by the parties involved at the time                  Credit
the contract is negotiated.                                                    Market
                                                                               Political
                                                                               Leverage
                                                                               Foreign Investment
------------------------------------------------------------------------------------------------------
FUTURES AND RELATED OPTIONS: A contract providing for the                      Management
future sale and purchase of a specific amount of a specific                    Market
security, class of securities, or index at a specified time in                 Credit
the future and at a specified price. The Fund may invest in                    Liquidity
futures and options on futures for the purpose of achieving                    Leverage
their objectives and for adjusting their portfolio's duration.
The Fund will limit its obligations under futures contracts
and related options subject to the requirements of the
Securities and Exchange Commission.
------------------------------------------------------------------------------------------------------
ILLIQUID SECURITIES: Securities that ordinarily cannot be                      Liquidity
sold within seven business days at the value the Fund                          Market
has estimated for them. The Fund may invest up to
15% of its net assets in illiquid securities.
------------------------------------------------------------------------------------------------------
INDEX-BASED SECURITIES: Index-based securities such as                         Market
Standard & Poor's Depository Receipts ("SPDRs") and
NASDAQ-100 Index Tracking Stock ("NASDAQ 100s"), represent
ownership in a long-term unit investment trust that holds a
portfolio of common stocks designed to track the price
performance and dividend yield of an index, such as the S&P
500 Index or the NASDAQ-100 Index. Index-based securities
entitle a holder to receive proportionate quarterly cash
distributions corresponding to the dividends that accrue to
the index stocks in the underlying portfolio, less trust
expenses. Exchange Traded Funds are actively traded on
national securities exchanges and are generally based on
specific domestic and foreign market indices. An "index-based
ETF" seeks to track the performance of an index holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Because ETFs are based on an underlying basket of stocks or an index, they are subject to the same market fluctuations as these types of securities in volatile market swings.
------------------------------------------------------------------------------------------------------


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18


HIGHMARK FUNDS
--------------------------------------------------------------------------------


INSTRUMENT                                                                     RISK TYPE
------------------------------------------------------------------------------------------------------
INVESTMENT COMPANY SECURITIES: Shares of registered                            Market
investment companies. These may include HighMark Money
Market Funds and other registered investment companies for
which HighMark, its sub-advisers, or any of their affiliates serves as investment adviser, administrator or distributor.
The Fund may invest up to 5% of its assets in the Shares of
any one registered investment company. The Fund may not,
however, own more than 3% of the securities of any one
registered investment company or invest more than 10% of
its assets in the Shares of other registered investment
companies. As a shareholder of an investment company, the
Fund will indirectly bear investment management fees of that investment company, which are in addition to the management
fees the Fund pays its own adviser.
------------------------------------------------------------------------------------------------------
INVESTMENT GRADE SECURITIES: Securities rated BBB or higher                    Market
by Standard & Poor's; Baa or better by Moody's; similarly                      Credit
rated by other nationally recognized rating organizations;                     Prepayment/Call
or, if not rated, determined to be of comparably high
quality by the Fund's adviser.
------------------------------------------------------------------------------------------------------
MONEY MARKET INSTRUMENTS: Investment-grade, U.S.                               Market
dollar-denominated debt securities with remaining                              Credit
maturities of one year or less. These may include short-term
U.S. government obligations, commercial paper and other
short-term corporate obligations, repurchase agreements
collateralized with U.S. government securities, certificates of deposit, bankers' acceptances, and other financial
institution obligations. These securities may carry fixed or variable interest rates.
------------------------------------------------------------------------------------------------------
OBLIGATIONS OF SUPRANATIONAL AGENCIES: Securities issued                       Credit
by supranational agencies that are chartered to promote                        Foreign Investment
economic development and are supported by various                              Prepayment/Call
governments and government agencies.
------------------------------------------------------------------------------------------------------
PREFERRED STOCKS: Equity securities that generally pay dividends               Market
at a specified rate and take precedence over common stock in the payment of dividends or in the event of liquidation.
Preferred stock generally does not carry voting rights.
------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: The purchase of a security and                          Market
the simultaneous commitment to return the security to the                      Leverage
seller at an agreed upon price on an agreed upon date.
This is treated as a loan.
------------------------------------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENTS: The sale of a security                          Market
and the simultaneous commitment to buy the security back                       Leverage
at an agreed upon price on an agreed upon date. This is
treated as a borrowing by the Fund.
------------------------------------------------------------------------------------------------------
RESTRICTED SECURITIES: Securities not registered under the                     Liquidity
Securities Act of 1933, such as privately placed commercial                    Market
paper and Rule 144A securities.
------------------------------------------------------------------------------------------------------

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                                                                      ----------
                                                                              19

--------------------------------------------------------------------------------


INSTRUMENT                                                                     RISK TYPE
------------------------------------------------------------------------------------------------------
SECURITIES LENDING: The lending of up to 33 1/3% of the                        Market
Fund's total assets. In return the Fund will receive                           Leverage
cash, other securities and/or letters of credit.                               Liquidity
                                                                               Credit
------------------------------------------------------------------------------------------------------
SWAP AGREEMENTS: A transaction where one                                       Management
security or characteristic of a security is swapped                            Market
for another. An example is when one party trades                               Credit
newly issued stock for existing bonds with                                     Liquidity
another party.                                                                 Leverage
------------------------------------------------------------------------------------------------------
TIME DEPOSITS: Non-negotiable receipts issued by a bank in                     Liquidity
exchange for a deposit of money.                                               Credit
                                                                               Market
------------------------------------------------------------------------------------------------------
TREASURY RECEIPTS: Treasury receipts, Treasury investment                      Market
growth receipts, and certificates of accrual of Treasury
securities.
------------------------------------------------------------------------------------------------------
UNIT INVESTMENT TRUSTS: A type of investment vehicle,                          Market
registered with the Securities and Exchange Commission
under the Investment Company Act of 1940, that purchases a
fixed portfolio of income-producing securities, such as
corporate, municipal, or government bonds, mortgage-backed
securities, or preferred stock. Unit holders receive an
undivided interest in both the principal and the income
portion of the portfolio in proportion to the amount of
capital they invest. The portfolio of securities remains
fixed until all the securities mature and unit holders have
recovered their principal.
------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY SECURITIES: Securities issued                           Market
by agencies and instrumentalities of the U.S. government.                      Credit
These include Ginnie Mae, Fannie Mae, and Freddie Mac.                         Prepayment/Call
------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS: Bills, notes, bonds,                                Market
separately traded registered interest and principal
securities, and coupons under bank entry safekeeping.
------------------------------------------------------------------------------------------------------
VARIABLE AND FLOATING RATE INSTRUMENTS: Obligations with                       Credit
interest rates that are reset daily, weekly, quarterly or on                   Liquidity
some other schedule. Such instruments may be payable to                        Market
the Fund on demand.
------------------------------------------------------------------------------------------------------
WARRANTS: Securities that give the holder the right to buy a                   Market
proportionate amount of common stock at a specified price.                     Credit
Warrants are typically issued with preferred stock and bonds.
------------------------------------------------------------------------------------------------------
WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS:                                Market
A purchase of, or contract to purchase, securities at a fixed                  Credit
price for delivery at a future date. The portfolio managers                    Leverage
of the Fund expect that commitments to enter into forward                      Liquidity
commitments or purchase when-issued securities will not
exceed 25% of the Fund's total assets.
------------------------------------------------------------------------------------------------------
ZERO-COUPON DEBT OBLIGATIONS: Bonds and other types of                         Credit
debt that pay no interest, but are issued at a discount from                   Market
their value at maturity. When held to maturity, their entire                   Zero Coupon
return equals the difference between their issue price and
their maturity value.
------------------------------------------------------------------------------------------------------


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----------
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HIGHMARK FUNDS
--------------------------------------------------------------------------------

OTHER RISKS


HighMark Funds also offers shares of the Income Plus Allocation Fund, Growth & Income Allocation Fund and Capital Growth Allocation Fund (collectively the "Asset Allocation Portfolios"). Each of the Asset Allocation Portfolios is a "fund-of-funds" that invests in other mutual funds within the HighMark Funds family. Fiduciary shares of the Fund are offered to the Asset Allocation Portfolios. The Asset Allocation Portfolios, individually or collectively, may own significant amounts of shares of the Fund from time to time. The Asset Allocation Portfolios typically use asset allocation strategies pursuant to which they frequently may increase or decrease the amount of shares of the Fund they own, which could occur daily in volatile market conditions. Depending on a number of factors, including the cash flows into and out of the Fund as a result of the activity of other investors, the Fund's asset levels and its then-current liquidity, purchases and sales by an Asset Allocation Portfolio could require the Fund to purchase or sell portfolio securities, increasing the Fund's transaction costs and possible reducing the Fund's performance.


GLOSSARY OF
INVESTMENT RISKS


This section discusses the risks associated with the securities and investment techniques listed above, as well as the risks mentioned under the heading "What are the main risks of investing in this Fund?" in the Fund profile. Because of these risks, the value of the securities held by the Fund may fluctuate, as will the value of your investment in the Fund. Certain types of investments are more susceptible to these risks than others.


CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Generally speaking, the lower a security's credit rating, the higher its credit risk. If a security's credit rating is downgraded, its price tends to decline sharply, especially as it becomes more probable that the issuer will default.


EMERGING MARKET RISK. To the extent that the Fund invests in emerging markets to enhance overall returns, it may face higher political, foreign investment, and market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. See also FOREIGN INVESTMENT RISK below.


FOREIGN INVESTMENT RISK. Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar's value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. For instance, foreign governments may limit or prevent investors from transferring their capital out of a country. This may affect the value of your investment in the country that adopts such currency controls. Exchange rate fluctuations also may impair an issuer's ability to repay U.S. dollar denominated debt, thereby increasing credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete or inaccurate financial information about their issuers, smaller and less liquid securities markets, social upheavals or political actions ranging from tax code changes to governmental collapse. These risks are greater in the emerging markets than in the developed markets of Europe and Japan.


HEDGING. When a derivative (a security whose value is based on that of another security or index) is used as a hedge against an opposite position that a fund holds, any loss on the derivative should be substantially offset by gains on the hedged investment, and vice versa. Although hedging can be an effective way to reduce a fund's risk, it may not always be possible to perfectly offset one position with another. As a result, there is no assurance that a fund's hedging transactions will be effective.

INVESTMENT STYLE RISK. The risk that the particular type of investment on which a fund focuses (in the case of the Fund non-U.S. equity securities) may underperform other asset classes or the overall market. Individual market segments tend to go through cycles of performing better or worse than other types of securities. These periods may last as long as several years. Additionally, a particular market segment could fall out of favor with investors, causing a fund that focuses on that market segment to underperform those that favor other kinds of securities.


LEVERAGE RISK. The risk associated with securities or investment practices that magnify small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.


LIQUIDITY RISK. The risk that a security may be difficult or impossible to sell at the time and price the seller wishes. The seller may have to accept a lower price for the security, sell other securities instead, or forego a more attractive investment opportunity. All of this could hamper the management or performance of the Fund.

MANAGEMENT RISK. The risk that a strategy used by the Fund's portfolio manager may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged.


MARKET RISK. The risk that a security's market value may decline, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price the investor originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer,

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              21

--------------------------------------------------------------------------------

industrial sector or the market as a whole. For fixed-income securities, market risk is largely influenced by changes in interest rates. Rising interest rates typically cause the value of bonds to decrease, while falling rates typically cause the value of bonds to increase.

POLITICAL RISK. The risk of investment losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

PREPAYMENT & CALL RISK. The risk that a security's principal will be repaid at an unexpected time. Prepayment and call risk are related, but differ somewhat. Prepayment risk is the chance that a large number of the mortgages underlying a mortgage-backed security will be refinanced sooner than the investor had expected. Call risk is the possibility that an issuer will "call"--or repay--a high-yielding bond before the bond's maturity date. In both cases, the investor is usually forced to reinvest the proceeds in a security with a lower yield. This turnover may result in taxable capital gains and, in addition, may lower a portfolio's income. If an investor paid a premium for the security, the prepayment may result in an unexpected capital loss.

Prepayment and call risk generally increase when interest rates decline, and can make a security's yield as well as its market price more volatile. Generally speaking, the longer a security's maturity, the greater the prepayment and call risk it poses.

SMALL-COMPANY STOCK RISK. Investing in small companies is generally more risky than investing in large companies, for a variety of reasons. Many small companies are young and have limited track records. They also may have limited product lines, markets or financial resources. They may, in addition, be more vulnerable to adverse business or economic developments than larger companies. Stocks issued by small companies tend to be less liquid and more volatile than stocks of larger companies or the market averages in general. In addition, small companies may not be well-known to the investing public, may not have institutional ownership, and may have only cyclical, static, or moderate growth prospects. If a fund concentrates on small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies.

ZERO COUPON RISK. The market prices of securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities that pay interest periodically.

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22

HIGHMARK FUNDS
--------------------------------------------------------------------------------


NOTES

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                                                                              23

--------------------------------------------------------------------------------


NOTES

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24

HIGHMARK FUNDS
--------------------------------------------------------------------------------


NOTES

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

HIGHMARK FUNDS SERVICE PROVIDERS:


INVESTMENT ADVISER & ADMINISTRATOR


HIGHMARK CAPITAL MANAGEMENT, INC.
475 Sansome Street
San Francisco, CA 94111

CUSTODIAN
UNION BANK OF CALIFORNIA, N.A.
475 Sansome Street
San Francisco, CA 94111


DISTRIBUTOR
SEI INVESTMENTS DISTRIBUTION CO.

1 Freedom Valley Drive
Oaks, PA 19456

LEGAL COUNSEL
ROPES & GRAY LLP
One Embarcadero Center, Suite 2200
San Francisco, CA 94111

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

TRANSFER AGENT
STATE STREET BANK & TRUST COMPANY
P.O. Box 8416
Boston, MA 02266

HOW TO OBTAIN MORE INFORMATION:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
More detailed information about the HighMark Funds is included in our SAI. The SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

To obtain the SAI free of charge, or for more information:

BY TELEPHONE:  call 1-800-433-6884

BY MAIL: write to us at
         SEI Investments Distribution Co.
         1 Freedom Valley
         Drive Oaks, PA 19456

BY INTERNET: www.highmarkfunds.com

FROM THE SEC: You can also obtain the SAI and other information about the HighMark Funds from the SEC Website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, D.C. (for information call 1-202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.

HighMark Funds' Investment Company Act registration number is 811-05059.


[MOUNTAIN RANGE GRAPHIC OMITTED]

[HIGHMARK FUNDS(R) LOGO OMITTED]

445 South Figueroa Street  o  Suite 306  o  Los Angeles  o  California  o  90071

WWW.HIGHMARKFUNDS.COM
                                                                 HMK-PS-018-0100
                                                                   84823-B-11/03

--------------------------------------------------------------------------------
                                                              DECEMBER 1, 2005
--------------------------------------------------------------------------------


HIGHMARK
   The smarter approach to investing.


INTERNATIONAL OPPORTUNITIES FUND                FIDUCIARY SHARES
--------------------------------------------------------------------------------

prospectus

[MOUNTAIN RANGE GRAPHIC OMITTED]

[HIGHMARK FUNDS(R) LOGO OMITTED]

The Securities and Exchange Commission has not approved or disapproved of these securities or determined whether this prospectus is accurate or complete. Any representation to the contrary is unlawful.

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                                                                      PROSPECTUS
                                                                      ----------
                                                                               1


--------------------------------------------------------------------------------

HOW TO READ THIS PROSPECTUS


HighMark Funds is a mutual fund family that offers different classes of Shares in separate investment portfolios. The investment portfolios have various investment goals and strategies. This prospectus gives you important information about the Fiduciary Shares of one of the investment portfolios, HighMark's International Opportunities Fund (the "Fund") that you should know before investing. The International Opportunities Fund also offers additional classes of Shares called Class A and Class C Shares, which are offered in a separate prospectus.


Please read this prospectus and keep it for future reference. The prospectus is arranged into different sections so that you can easily review this important information. The next column contains general information you should know about investing in the Fund.



INDIVIDUAL HIGHMARK FUND PROFILE


International Opportunities Fund ............................................  2


SHAREOWNER GUIDE -- HOW TO INVEST IN THE FUND

Choosing a Share Class ......................................................  5
Payments to Financial Firms .................................................  5
Opening an Account ..........................................................  6
Buying Shares ...............................................................  7
Selling Shares ..............................................................  7
Exchanging Shares ...........................................................  8
Transaction Policies ........................................................  8
Dividends and Distributions ................................................. 10
Taxes ....................................................................... 10
Investor Services ........................................................... 11

MORE ABOUT THE FUND

Investment Management ....................................................... 11
Financial Highlights ........................................................ 12
Other Investment Matters .................................................... 13
Glossary of Investment Risks ................................................ 17


FOR MORE INFORMATION ABOUT HIGHMARK FUNDS, PLEASE SEE THE BACK COVER OF THE PROSPECTUS

INTRODUCTION


The Fund is a mutual fund. A mutual fund pools Shareholders' money and, using professional investment managers, invests it in securities such as stocks and bonds. Before you look at specific HighMark Funds, you should know a few basics about investing in mutual funds.


The value of your investment in a mutual fund is based on the market prices of the securities the mutual fund holds. These prices change daily due to economic trends and other developments that generally affect securities markets, as well as those that affect particular firms and other types of issuers. These price movements, also called volatility, vary depending on the types of securities a mutual fund owns and the markets where these securities trade.


AS WITH OTHER INVESTMENTS, YOU COULD LOSE MONEY ON YOUR INVESTMENT IN A MUTUAL FUND. YOUR INVESTMENT IN THE INTERNATIONAL OPPORTUNITIES FUND IS NOT A DEPOSIT OR AN OBLIGATION OF UNION BANK OF CALIFORNIA, N.A., ITS AFFILIATES OR ANY BANK. IT IS NOT INSURED BY THE FDIC OR ANY GOVERNMENT AGENCY.

The Fund has its own investment goal and strategies for reaching that goal. There is no guarantee that the Fund will achieve its goal. Before investing, make sure that the Fund's goal matches your own.

The portfolio manager invests the Fund's assets in a way that he or she believes will help the Fund achieve its goal. A manager's judgments about the securities markets, economy and companies, and his or her method of investment selection, may cause the Fund to underperform other funds with similar objectives.


--------------------------------------------------------------------------------

[AMPERSAND GRAPHIC OMITTED]        FUND SUMMARY

[QUOTES GRAPHIC OMITTED]           INVESTMENT STRATEGY

[EXCLAMATION MARK GRAPHIC OMITTED] WHAT ARE THE MAIN
                                   RISKS OF INVESTING
                                   IN THIS FUND?

[AT SIGN GRAPHIC OMITTED]          PERFORMANCE INFORMATION

[QUESTION MARK GRAPHIC OMITTED]    DID YOU KNOW?

[POUND SIGN GRAPHIC OMITTED]       FUND INFORMATION

[DOLLAR SIGN GRAPHIC OMITTED]      FEES AND EXPENSES

--------------------------------------------------------------------------------

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PROSPECTUS
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2


HIGHMARKFUNDS
INTERNATIONAL OPPORTUNITIES FUND
--------------------------------------------------------------------------------

[AMPERSAND GRAPHIC OMITTED]  FUND SUMMARY

      INVESTMENT GOAL                  To seek long-term capital appreciation
      -----------------------------------------------------------------------------------------------------
      INVESTMENT FOCUS                 Common stocks of foreign companies
      -----------------------------------------------------------------------------------------------------
      PRINCIPAL INVESTMENT STRATEGY    Attempts to identify reasonably priced foreign stocks with above-average growth potential
      -----------------------------------------------------------------------------------------------------
      SHARE PRICE VOLATILITY           High
      -----------------------------------------------------------------------------------------------------
      INVESTOR PROFILE                 Investors who want capital appreciation, are willing to accept the increased risks of international investing for the possibility of higher returns, and want exposure to a diversified portfolio of international stocks
      -----------------------------------------------------------------------------------------------------

[QUOTES GRAPHIC OMITTED]  INVESTMENT STRATEGY

HighMark International Opportunities Fund seeks to provide long-term capital appreciation by investing in a diversified portfolio of primarily large-cap non-U.S. equity securities. Under normal circumstances, at least 70% of the Fund's total assets will be invested in issuers located in countries included in the Morgan Stanley Capital International Europe, Australasia, and Far East ("MSCI EAFE") Index. At times, the portfolio may include exposure to issuers located in countries included in the MSCI Emerging Markets Index, but generally not in excess of 20% of the Fund's total assets. The adviser uses a top-down tactical asset allocation process and an actively managed bottom-up stock selection process for selecting securities.

Relative country or regional active equity markets and currency exposure is based on a fundamental assessment of the relative attractiveness of such markets and currency and related portfolio risks. Four key elements determine the relative attractiveness of financial markets, including valuation, economic environment, interest rates, and market interrelationships (i.e., currency shifts, investor sentiment, etc.). Asset allocation exposures are determined by a portfolio management system that balances expected active return versus risk to achieve sufficient portfolio diversification.

Individual equity holdings are selected based on a proprietary analytical investment discipline that identifies those securities most attractive from a fundamental perspective, based on favorable valuation factors, supportive management criteria, and potential for price appreciation to allocate security holdings. The portfolio will tend to show a preference for inexpensive stocks characterized by favorable valuation characteristics and improving catalysts.

Portfolio risk for individual securities is managed using a disciplined portfolio construction process that imposes active security and sector exposure limits while balancing overall portfolio risk versus expected excess return. The portfolio management process seeks to diversify risk relative to the benchmark and prevent excessive risk that can come from concentrated positions. Investments are sold when, as determined by the Fund's adviser, relative fundamentals deteriorate or alternative investments become sufficiently more attractive.

In addition to non-U.S. securities listed on foreign exchanges, the Fund may buy AMERICAN DEPOSITORY RECEIPTS (ADRS), GLOBAL DEPOSITORY RECEIPTS (GDRS) and U.S. listed equity securities, and invest in derivatives, including exchange traded funds ("ETF" securities), index or currency futures, options, forward foreign currency contracts, options on currencies or indices, and swap agreements. Derivatives, equity index and currency futures or forwards may be used by the Fund to shift the Fund's relative exposure to a country or currency, as well as to manage cash flow from shareholder redemptions or subscriptions. The Fund may invest in other investment companies, including closed-end funds that invest in securities from a single country, sector, or region.

In addition to those investment securities described above, the Fund may invest in certain other types of securities, including investment-grade fixed income securities of U.S. and non-U.S. issuers, including very short-term debt obligations such as money market securities and all such other types of securities will generally not exceed 10% of the total assets of the Fund under normal conditions. Investment in such securities could make it more difficult for the Fund to achieve its goal.


For a more complete description of the securities in which the Fund can invest, please see "Other Investment Matters" on page 13.

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                                                                               3


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[EXCLAMATION MARK GRAPHIC OMITTED]  WHAT ARE THE MAIN
                                    RISKS OF INVESTING
                                    IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

MARKET RISK: The possibility that the Fund's stock holdings may decline in price because of a broad stock market decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

FOREIGN SECURITIES RISK: Investing in foreign markets involves greater risk than investing in the United States. Foreign securities may be affected by such factors as fluctuations in currency exchange rates, accounting and financial reporting standards that differ from those in the U.S. and that could convey incomplete or inaccurate financial information on companies, smaller and less liquid securities markets, social upheavals and political actions ranging from tax code changes to governmental collapse. Emerging market securities may be even more susceptible to these risks.

INVESTMENT STYLE RISK: The possibility that the securities on which this Fund focuses--the stocks of foreign companies--may underperform other kinds of investments or the market as a whole.

In addition, the Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay.


For more information about these risks, please see "Glossary of Investment Risks" on page 17.


[AT SIGN GRAPHIC OMITTED]  PERFORMANCE
                           INFORMATION

This section would normally include a bar chart and a table showing how the Fund has performed and how its performance has varied from year to year. Because the Fund had not commenced operations prior to the date of this Prospectus, the bar chart and table are not shown.

[POUND SIGN GRAPHIC OMITTED]  FUND
                              INFORMATION

                CLASS          CUSIP         TICKER
                -----------------------------------------
                Fiduciary      431112499

[QUESTION MARK GRAPHIC OMITTED]  DID YOU KNOW?

AMERICAN DEPOSITORY RECEIPTS (ADRS) and GLOBAL DEPOSITORY RECEIPTS (GDRS) are foreign Shares of a company held by, respectively, a U.S. or a foreign bank that issues a receipt evidencing ownership.

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PROSPECTUS
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4


HIGHMARK FUNDS
INTERNATIONAL OPPORTUNITIES FUND (CONTINUED)
--------------------------------------------------------------------------------

[DOLLAR SIGN GRAPHIC OMITTED]  FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fiduciary Shares of the International Opportunities Fund. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fiduciary Shares. The second table describes the expenses you would pay indirectly if you held Fiduciary Shares.

----------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
----------------------------------------------------------------------------------------------------------
                                                                                            FIDUCIARY
                                                                                              SHARES
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)             0%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                       0%
Redemption Fee (as a percentage of amount redeemed, if applicable)*                             0%

----------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
----------------------------------------------------------------------------------------------------------
                                                                                            FIDUCIARY
                                                                                              SHARES
Investment Advisory Fees                                                                       0.85%
Distribution (12b-1) Fees                                                                       0%
Other Expenses                                                                                 0.88%
                                                                                               ----
  TOTAL ANNUAL FUND OPERATING EXPENSES                                                         1.73%
Fee Waivers                                                                                    0.15%
  NET EXPENSES+                                                                                1.58%

* Does not include any wire transfer fees, if applicable.


+ The Fund's adviser has agreed to contractually waive fees or reimburse expenses in order to keep total operating expenses for Fiduciary Shares from exceeding 1.58% for the period beginning December 1, 2005 and ending on November 30, 2006. The Fund's total actual operating expenses for the current fiscal year are expected to be less than the amount shown above because additional fees are expected to be waived or reimbursed in order to keep total operating expenses at a specified level. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses are expected to be as follows:


      Fiduciary Shares: 1.56%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund's expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                        1 YEAR     3 YEARS
FIDUCIARY SHARES         $164       $534

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                               5

--------------------------------------------------------------------------------

SHAREOWNER GUIDE- HOW TO INVEST IN THE HIGH MARK FUNDS


Before you invest, we encourage you to carefully read the Fund profile included in this prospectus and consider whether an investment in the International Opportunities Fund is appropriate for your particular financial situation, risk tolerance and goals. As always, your financial representative can provide you with valuable assistance in making this decision. He or she can also help you choose which of the Fund Share classes we offer is right for you.


FOREIGN INVESTORS


The Fund does not accept investments by non-resident aliens.


CHOOSING A SHARE CLASS

HighMark Funds offers different classes of Fund Shares, each of which has different expenses and other characteristics. Only one class of Fund Shares, Fiduciary Shares, is offered in this prospectus. To choose the one that is best suited to your needs and goals, consider the amount of money you want to invest, how long you expect to invest it and whether you plan to make additional investments. The following are some of the main characteristics of HighMark's Fiduciary Shares.

FIDUCIARY SHARES

o     No sales charge.

o     No Distribution (12b-1) fees.

o     AVAILABLE ONLY TO THE FOLLOWING INVESTORS AND ACCOUNTS:

      o Fiduciary, advisory, agency, custodial and other similar accounts maintained with Union Bank of California, N.A., or its affiliates;

      o Non-fiduciary IRA accounts investing in a HighMark Equity or Fixed Income Fund that were established with The Bank of California, N.A., prior to June 20, 1994, and have remained open since then;

      o Investors who currently own Shares of a HighMark equity or fixed income fund that they purchased prior to June 20, 1994 within an account registered in their name with the HighMark Funds;

      o Current and retired trustees of HighMark Funds and directors, officers and employees (and their spouses and children under the age of 21) of Union Bank of California, N.A., of HighMark Funds' current or former distributors or of their respective affiliated companies who currently own Shares of HighMark Funds that they purchased before April 30, 1997;

      o Registered investment advisers who are regulated by a federal or state governmental authority, or financial planners who are purchasing Fiduciary Shares for an account for which they are authorized to make investment decisions (i.e., a discretionary account) and who are compensated by their clients on the basis of an ad valorem fee;

      o Retirement and other benefit plans sponsored by governmental entities; and

      o Financial Institutions that may buy Shares on their own account or as record owner on behalf of fiduciary, agency or custodial accounts, with a minimum investment of $250,000 per Fund.


THE INTERNATIONAL OPPORTUNITIES FUND ALSO OFFERS CLASS A AND CLASS C SHARES. EACH OF THESE CLASSES HAS ITS OWN EXPENSE STRUCTURE. CLASS A AND CLASS C SHARES ARE AVAILABLE TO NON-FIDUCIARY CLIENTS OR UNION BANK OF CALIFORNIA, N.A., WHO ARE NOT OTHERWISE ELIGIBLE FOR FIDUCIARY SHARES. CALL US AT 1-800-433-6884 FOR MORE DETAILS.


PAYMENTS TO FINANCIAL FIRMS

Your broker, dealer, financial adviser or other financial intermediary may receive certain payments and compensation described below. For purposes of the following, "financial firms" means brokers, dealers, financial advisers and other financial intermediaries.


The Fund may make payments under HighMark Funds' shareholder services plan relating to the Fiduciary Shares to financial firms that agree to provide certain shareholder support services for their customers or account holders who are the beneficial or record owners of Shares of the Fund. In consideration for such services, a financial firm is compensated by the Fund at a maximum annual rate of up to 0.25% of the average daily net asset value of the applicable class of Shares of the Fund. The shareholder services plan is more fully described in the Statement of Additional Information (SAI). Financial firms may also receive sales charges, distribution fees, servicing fees and other compensation relating to other classes of Shares and other investment portfolios of HighMark Funds not offered in this prospectus.

HighMark Capital Management, Inc., pays out of its own assets compensation to financial firms for the sale and distribution of the Shares of the Fund and/or for the servicing of Shares. Payments made by HighMark Capital Management, Inc. may be made to supplement commissions paid to financial firms, and may take the form of (1) due diligence payments for a financial firm's examination of the Fund and payments for employee training and education relating to the Fund; (2) listing fees for the placement of the Fund on a financial firm's list of mutual funds available for purchase by its clients; (3) fees for providing the Fund with "shelf space" and/or a higher profile for a financial firm's financial consultants and their customers and/or placing the Fund on the financial firm's preferred or recommended list; (4) marketing support fees for providing assistance in promoting the sale of Shares; (5) payments in connection with attendance at sales meetings for the promotion of the sale of Shares; (6) payments for maintaining shareholder accounts on a financial firm's platform; and (7) payments for the sale of Shares and/or the

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PROSPECTUS
----------
6


HIGHMARK FUNDS
--------------------------------------------------------------------------------


maintenance of share balances.

Payments made by HighMark Capital Management, Inc. to a financial firm also may be used by the financial firm to pay for the travel expenses, meals, lodging and entertainment of financial firms and their salespersons and guests in connection with education, sales and promotional programs. These programs, which may be different for different financial firms, will not change the price an investor will pay for Shares or the amount that the Fund will receive for the sale of Shares.

If investment advisers, administrators, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular Share class over other Share classes. Speak with your financial adviser to learn more about the total amounts paid to your financial adviser and his or her firm by the Fund, HighMark Capital Management, Inc. and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial adviser at the time of purchase.

HighMark Capital Management, Inc. does not consider sales of Shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. However, some broker-dealers that sell Shares of the Fund may receive commissions from the Fund in connection with the execution of the Fund's portfolio transactions.


OPENING AN ACCOUNT

1.    Read this prospectus carefully.


2. Determine how much money you want to invest. The minimum investments for the Fund are as follows:

      o     INITIAL PURCHASE:      $1,000 for the Fund

                                   $250 for current and retired trustees of HighMark Funds and directors, officers and employees (as well as their spouses and children under the age of 21) of Union Bank of California, N.A., SEI Investments Distribution Co. and their affiliates.

                                   $100 for Automatic Investment Plan

      o     ADDITIONAL PURCHASES:  $100 for the Fund

                                   $100 monthly minimum per HighMark Fund for Automatic Investment Plan


We may waive these initial and additional investment minimums for purchases made in connection with Individual Retirement Accounts, Keoghs, payroll deduction plans or 401(k) or similar plans.

3. Complete the appropriate parts of the account application, carefully following the instructions. You must submit additional documentation when opening trust, corporate or power of attorney accounts. For more information, please contact your financial representative or call the Distributor at 1-800-433-6884.

4. You and your financial representative can initiate any purchase, exchange or sale of Shares.

5. CUSTOMER IDENTIFICATION AND VERIFICATION. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you. This information will be verified to ensure the identity of all persons opening an account.

HighMark Funds is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, HighMark Funds is required to collect documents to fulfill its legal obligations. Documents provided in connection with your application will be used solely to establish and verify customer identity, and HighMark Funds shall have no obligation with respect to the terms of any such document.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of HighMark Funds (e.g., 72 hours), which may change from time to time, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the net asset value per share next-determined after receipt of your application in proper form.

However, HighMark Funds reserves the right to close your account at the then-current day's price if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of HighMark Funds (e.g., 96 hours), which may change from time to time. If HighMark Funds is unable to verify your identity, it reserves the right to liquidate your account at the then-current day's price and remit proceeds to you via check. HighMark Funds reserves the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

                                                                      ----------
                                                                      PROSPECTUS
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                                                                               7


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WE RESERVE THE RIGHT TO REJECT A PURCHASE ORDER IF THE FUND'S DISTRIBUTOR
(DISTRIBUTOR) OR THE FUND'S ADVISER DETERMINES THAT IT IS NOT IN THE BEST INTEREST OF HIGHMARK FUNDS OR ITS SHAREHOLDERS.


BUYING SHARES

--------------------------------------------------------------------------------
BY WIRE
--------------------------------------------------------------------------------

OPENING AN ACCOUNT


o Deliver your completed application to your financial representative, or mail it to the Fund's Transfer Agent (address below).


o Obtain your Fund account number by calling your financial representative or our Transfer Agent.

o     Instruct your bank to wire the amount of your investment to:

      State Street Bank and Trust Company
      225 Franklin Street
      Boston, MA 02101
      ABA# 011000028
      DDA# 9905-194-8

Specify the Fund name, your choice of share class, the new Fund account number and the name(s) in which the Fund account is registered. Your bank may charge a fee to wire money.

ADDING TO AN ACCOUNT

o     Call our Transfer Agent before wiring any funds.

o     Instruct your bank to wire the amount of your investment to:

      State Street Bank and Trust Company
      225 Franklin Street
      Boston, MA 02101
      ABA# 011000028
      DDA# 9905-194-8

Specify the Fund name, your share class, your Fund account number and the name(s) in which the Fund account is registered. Your bank may charge a fee to wire money.

TRANSFER AGENT ADDRESS:

HighMark Funds
P.O. Box 8416
Boston, MA 02266-8416
Phone Number: 1-800-433-6884

--------------------------------------------------------------------------------
THROUGH FINANCIAL INSTITUTIONS
--------------------------------------------------------------------------------

o Call your financial institution for information on their procedures for transmitting orders to HighMark Funds.

--------------------------------------------------------------------------------
BY EXCHANGE
--------------------------------------------------------------------------------

o Call us at 1-800-433-6884 or contact your financial representative to request an exchange.

Contact your financial representative for instructions and assistance.

To add to an account using the Automatic Investment Plan, see "Investor
Services."

SELLING SHARES

--------------------------------------------------------------------------------
THROUGH FINANCIAL INSTITUTIONS
--------------------------------------------------------------------------------

o Contact your financial institution to find out more about their procedures for transmitting orders to HighMark Funds.

--------------------------------------------------------------------------------
BY EXCHANGE
--------------------------------------------------------------------------------

o Obtain a current prospectus for the Fund or other investment portfolio of HighMark Funds into which you are exchanging by calling us or contacting your financial representative.

o     Call us or contact your financial representative to request an exchange.

To make systematic withdrawals from an account, see "Investor Services."

SELLING SHARES IN WRITING. In certain circumstances, you may need to include a medallion guarantee, which protects you against fraudulent orders. You will need a medallion guarantee if:

o     you are selling more than $5,000 worth of Shares.

o you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s) or to a bank account other than that on record.

o     you changed your address of record within the last 30 days.

You should be able to obtain a medallion guarantee from a bank, broker-dealer, credit union, securities exchange or association, clearing agency or savings association. A notary public CANNOT provide a medallion guarantee.

RECEIVING YOUR MONEY. Normally, we will send you a check for your proceeds as promptly as possible, at the latest within seven calendar days of receiving your redemption order. If, however, you recently purchased Shares in the Fund, we may be unable to fulfill your request if we have not yet received and processed your payment for the initial purchase. In such a case you may need to resubmit your redemption request after we have received payment.


REDEMPTION IN KIND: The Fund reserves the right to make payment on redemptions in securities rather than cash.

INVOLUNTARY SALES OF YOUR SHARES: Due to the relatively high costs of handling small investments, the Fund reserves the right to redeem your Shares at net asset value (less any applicable contingent deferred sales charge) if your account balance in the Fund drops below the minimum initial purchase amount for any reason other than market fluctuation. This is more likely to occur if you invest only the minimum amount in the Fund and then sell some of your Shares within a fairly short period of time. Before the Fund exercises its right to redeem your Shares, we will notify you in writing at least 60 days in advance to give you time to bring your balance up to or above the minimum.

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PROSPECTUS
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8


HIGHMARK FUNDS
--------------------------------------------------------------------------------

EXCHANGING SHARES

HOW TO EXCHANGE YOUR SHARES: You may exchange Fiduciary Shares of one HighMark Fund for Fiduciary Shares of another HighMark Fund (the "new Fund"), provided that you:

o     Are qualified to invest in the new Fund.

o     Satisfy the initial and additional investment minimums for the new Fund.

o     Invest in the same Share class in the new Fund as you did in the previous
      Fund.

o Maintain the minimum account balance for each HighMark Fund in which you invest.

Your cost for buying Shares in the new Fund is based on the relative net asset values of the Shares you are exchanging. You may also exchange your Fiduciary Shares of a HighMark Fund for Class A or Class C Shares of another HighMark Fund. In that case, your cost for buying Shares in the new Fund is based on the relative net asset value of the Shares you are exchanging plus any applicable sales charge.

TRANSACTION POLICIES

VALUATION OF SHARES. The Fund's net asset value per share of a class is calculated according to the following formula:

      (Total mkt. value of the Fund's investments and other assets allocable to the class - the class's liabilities)

      / Total number of the Fund's Shares outstanding in the class

      = The class's net asset value per share


We determine the net asset value (NAV) of the Fund as of the close of regular trading on the New York Stock Exchange, normally at 1:00 p.m. Pacific time (4:00 p.m. Eastern time), every business day, based on the current market price of the Fund's securities. If that is not available, we value its securities by using a method that HighMark Funds' Board of Trustees believes accurately reflects fair value.

With regards to securities held by the Fund that are primarily listed on foreign exchanges, because foreign markets may be open at different times than the New York Stock Exchange, the value of the Fund's Shares may change on days when shareholders are not able to buy or sell them. Furthermore, the closing price of such securities may no longer reflect their market value at the time the Fund calculates its NAV if an event that could materially affect the value of the Fund's foreign investments has occurred between the time of the security's last close and the time that the Fund calculates its NAV. If the Fund's adviser becomes aware that such an event has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its net asset value, it will contact the Fund's administrator and request that a Fair Value Committee meeting be called. In addition, if price movements in certain monitored indices or securities exceed levels established by the administrator, the administrator will notify the Fund's adviser that such limits have been exceeded and request that a Fair Value Committee meeting be called.

In the event that the Fund values its securities using the procedures described above, the Fund's NAV may be higher or lower than would have been the case if the Fund had not used its fair valuation procedures. For further information about how we determine the value of the Fund's investments, see the SAI.

BUY AND SELL PRICES. When you buy Fiduciary Shares of the Fund, the amount you pay per share is based on the net asset value per share of such class of Shares next determined after we receive your order. When you sell Fiduciary Shares of the Fund, the amount of your proceeds are based on the net asset value per share of such class of Shares next determined after we receive your order.

EXECUTION OF ORDERS. You may buy and sell Shares of the Fund on any day when the New York Stock Exchange is open for business (hereafter referred to as a "business day"). The New York Stock Exchange is closed on weekends and national holidays.


o PURCHASING SHARES BY MAIL: If you mail us a purchase order, we will execute it as soon as we have received your payment. (Note: If your check does not clear, we will be forced to cancel your purchase and may hold you liable for any losses or fees incurred.)

o PURCHASING SHARES BY WIRE: If you place a purchase order by wire on any business day, we will execute it that day, provided that you have wired the money you wish to invest and it is received by the Transfer Agent prior to 1:00 p.m. PT (4:00 p.m. ET). If the Transfer Agent does not receive the money you plan to wire by this deadline, the trade will be canceled and you must resubmit the trade at the time the wire is sent.

o SELLING SHARES: To sell Shares on any one business day, you must place your redemption order before 1:00 p.m. PT (4:00 p.m. ET). Otherwise, we will execute your order the following business day.


The Transfer Agent may accept telephone orders from broker-dealers, and other intermediaries designated by such broker-dealers, who have been previously approved by the Distributor. The Fund will be deemed to have received a purchase order when an approved broker-dealer or its authorized designee accepts such order. It is the responsibility of such broker-dealer to promptly forward purchase or redemption orders to the Transfer Agent. Broker-dealers may charge you a transaction-based fee or other fee for their services at either the time of purchase or the time of

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                               9

--------------------------------------------------------------------------------

redemption. Such charges may vary among broker-dealers but in all cases will be retained by the broker-dealers and not remitted to the Fund.

ANTI-MONEY LAUNDERING PROGRAM


Customer identification and verification is part of HighMark Funds' overall obligation to deter money laundering under Federal law. HighMark Funds has adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, HighMark Funds reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of HighMark Funds management, they are deemed to be in the best interest of the Fund or in cases when HighMark Funds is requested or compelled to do so by governmental or law enforcement authorities.


FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

HighMark Fund's Board of Trustees has adopted policies and procedures designed to discourage frequent purchases and redemptions of shares of HighMark Funds or excessive or short term trading that may disadvantage long-term HighMark Fund shareholders. These policies are described below.


RISKS ASSOCIATED WITH EXCESSIVE OR SHORT-TERM TRADING GENERALLY. While the Fund will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Fund's shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, the Fund may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, the Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, the Fund may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect the Fund's performance.

The Fund invests significantly in foreign securities and may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time the Fund calculates its NAV at 1:00 p.m. Pacific time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of foreign securities established some time before the Fund calculates its own share price (referred to as "time zone arbitrage"). The Fund has procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Fund calculates its NAV. While there is no assurance, the Fund expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will reduce a shareholder's ability to engage in time zone arbitrage to the detriment of the other shareholders of the Fund.

A shareholder engaging in a short-term trading strategy may also target a fund that does not invest primarily in foreign securities. Any fund that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Funds that may be adversely affected by price arbitrage include, in particular, those funds that significantly invest in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities.

RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS. Purchases and exchanges should be made primarily for investment purposes. The Fund and/or its principal underwriter reserves the right to refuse any purchase or exchange order at any time or to suspend redemptions with respect to any shareholder, including transactions representing excessive trading and transactions accepted by any shareholder's financial adviser. In addition, the Fund's adviser, or its delegates, will use its best efforts to detect short-term trading activity in the Fund's Shares and reject any purchase, redemption or exchange if, in its judgment, the transaction would adversely affect the Fund or its shareholders. The adviser, or its delegates, however, will not always be able to detect or prevent market timing activity or other trading activity that may disadvantage the Fund. For example, the ability to monitor trades that are placed by

----------
PROSPECTUS
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10


HIGHMARK FUNDS
--------------------------------------------------------------------------------


omnibus or other nominee accounts is limited when the broker, retirement plan administrator or fee-based program sponsor maintains the record of the Fund's underlying beneficial owners. In the event that the Fund or its agents reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed.


DISCLOSURE OF PORTFOLIO HOLDINGS


HighMark Capital Management, Inc., the Fund's adviser, has established a policy with respect to the disclosure of a HighMark Fund's portfolio holdings. A description of this policy is provided in the SAI. In addition, the Fund's top ten monthly portfolio holdings are generally available to you two days after the end of the period by clicking on "Funds and Performance" on the HighMark Funds website.

Note that the Fund or its adviser may suspend the posting of this information or modify the elements of this web posting policy without notice to shareholders.


DIVIDENDS AND
DISTRIBUTIONS


As a mutual fund Shareholder, you may receive capital gains and/or income from your investment. The Fund may periodically declare and pay dividends from net investment income separately for each class of Shares. The Fund distributes any net capital gains and ordinary income it has realized at least once a year. The Fund neither has a targeted dividend rate nor guarantees that it will pay any dividends or other distributions.

We will automatically reinvest any income and capital gains distributions you are entitled to in additional Shares of your Fund unless you notify our Transfer Agent that you want to receive your distributions in cash. To make either type of notification, send a letter with your request, including your name and account number to:


HighMark Funds
P.O. Box 8416
Boston, MA 02266-8416

Your request will become effective for distributions having record dates after our Transfer Agent receives your request. Note that the Internal Revenue Service
(IRS) treats dividends paid in additional Fund Shares the same as it treats dividends paid in cash.

TAXES

Your mutual fund investments may have a considerable impact on your tax situation. We have summarized some of the main points you should know below. Note, however, that the following is general information and will not apply to you if you are investing through a tax-deferred account such as an IRA or a qualified employee benefit plan.

IMPORTANT NOTE: IF YOU HAVE NOT DONE SO ALREADY, BE SURE TO PROVIDE US WITH YOUR CORRECT TAXPAYER IDENTIFICATION NUMBER OR CERTIFY THAT IT IS CORRECT. UNLESS WE HAVE THAT INFORMATION, WE MUST, BY LAW, WITHHOLD A PORTION OF THE TAXABLE DISTRIBUTIONS YOU WOULD OTHERWISE BE ENTITLED TO RECEIVE FROM YOUR FUND INVESTMENTS AS WELL AS A PORTION OF ANY PROCEEDS YOU WOULD NORMALLY RECEIVE FROM SELLING FUND SHARES.

END-OF-YEAR TAX STATEMENTS

We will send you a statement each year showing the tax status of all your distributions. The laws governing taxes change frequently, however, so please consult your tax adviser for the most up-to-date information and specific guidance regarding your particular tax situation. You can find more information about the potential tax consequences of mutual fund investing in the SAI.

TAXATION OF SHAREHOLDER TRANSACTIONS


An exchange of the Fund's shares for shares of another HighMark Fund will be treated as a sale of the Fund's shares and, as with all sales and redemptions of Fund shares, any gain on the transaction will be subject to federal income tax.


TAXES ON FUND DISTRIBUTIONS


o FEDERAL TAXES: The IRS generally treats any dividends and short-term capital gains you receive from the Fund as ordinary income. Distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed at the rate applicable to long-term capital gains, provided holding period and other requirements are met at both the Shareholder and Fund level.

o STATE AND LOCAL TAXES: In addition to federal taxes, you may have to pay state and local taxes on the dividends or capital gains you receive from the Fund.

o TAXATION OF LONG-TERM CAPITAL GAINS: Distributions of net long-term capital gains you receive from the Fund will be taxed at the long-term federal capital gains rate, regardless of how long you've owned Shares in the Fund. Some states also tax long-term capital gain distributions at a special rate.


o "BUYING A DIVIDEND": You may owe taxes on Fund distributions even if they represent income or capital gains the Fund earned before you invested in it and thus were likely included in the price you paid.


o REINVESTMENT: The Fund's distributions, whether received in cash or reinvested in additional Shares of the Fund, may be subject to federal income tax.

SPECIAL CONSIDERATIONS FOR SHAREHOLDERS OF FUNDS INVESTING IN FOREIGN
SECURITIES: If the Fund invests in foreign securities, the income those securities generate may be subject to foreign withholding taxes, which may decrease their yield. Foreign governments may also impose taxes on other payments or

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                                                                      PROSPECTUS
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                                                                              11


--------------------------------------------------------------------------------


gains your Fund earns on these securities. In general, Shareholders in the Fund will not be entitled to claim a credit or deduction for these foreign taxes on their U.S. tax return. (There are some exceptions, however; please consult your tax adviser for more information.) In addition, foreign investments may prompt the Fund to distribute ordinary income more frequently and/or in greater amounts than purely domestic funds, which could increase your tax liability.


THE TAX CONSIDERATIONS DESCRIBED ABOVE MAY OR MAY NOT APPLY TO YOU. SEE THE SAI FOR FURTHER DETAILS. PLEASE CONSULT YOUR TAX ADVISER TO HELP DETERMINE WHETHER THESE CONSIDERATIONS ARE RELEVANT TO YOUR PARTICULAR INVESTMENTS AND TAX SITUATION.

INVESTOR SERVICES


AUTOMATIC INVESTMENT PLAN (AIP): AIP allows you to make regular investments in the HighMark Fund(s) of your choice through automatic deductions from your checking account. The monthly minimum per HighMark Fund is $100.* AIP is available only to current Shareholders who wish to make additional investments to their existing account(s). To participate in AIP, complete the appropriate section on your Account Application form.


To take part in AIP, complete the appropriate section on your Account Application form. You may change or cancel the plan at any time by sending a written notice to our Transfer Agent (a medallion guarantee may be required).

*There is a $50 monthly minimum for current or retired trustees of HighMark Funds and directors, officers, and employees (as well as their spouses and children under the age of 21) of Union Bank of California, SEI Investments Distribution Co., and their affiliates who were participating in HighMark's AIP on or before December 11, 1998.

SYSTEMATIC WITHDRAWAL PLAN (SWP): HighMark's Systematic Withdrawal Plan allows you to make regular withdrawals from your account. The minimum monthly withdrawal is $100 per HighMark Fund. You can choose to make these withdrawals on a monthly, quarterly, semi-annual or annual basis. You also have the option of receiving your withdrawals by check or by automatic deposit into your bank account.

To participate in SWP, you must:

o     Have at least $5,000 in your HighMark Fund(s) account.

o     Have your dividends automatically reinvested.

BEFORE YOU SIGN UP FOR SWP, PLEASE NOTE THE FOLLOWING IMPORTANT CONSIDERATIONS:

SWP via check will only run on the 25th of each month. SWP via the Automated Clearing House ("ACH") can be run on any date. If your automatic withdrawals through SWP exceed the income your HighMark Fund(s) normally pay, your withdrawals may, over time, deplete your original investment--or exhaust it entirely if you make large and frequent withdrawals. Fluctuations in the net asset value per Share of your HighMark Fund(s) may also deplete your principal.

To take part in SWP, complete the appropriate section on your Account Application form. You may change or cancel the plan at any time by sending a written notice to our Transfer Agent (which may require a medallion guarantee).

Please contact HighMark Funds at 1-800-433-6884 for more information.


SYSTEMATIC EXCHANGE PLAN: HighMark's Systematic Exchange Plan allows shareholders of a class of HighMark Money Market or Fixed-Income Funds to make regular exchanges from their accounts into the same class of a HighMark Equity Fund, including the International Opportunities Fund. The minimum monthly exchange is $1,200 per HighMark Fund. You can choose to make these exchanges on a monthly, quarterly, semi-annual or annual basis for a fixed period of time.


To participate in the Systematic Exchange Plan, you must:


o Have at least $5,000 in your HighMark Money Market or Fixed-Income Fund account(s).


o     Have your dividends automatically reinvested.



To take part in the Systematic Exchange Plan, complete the appropriate section on your Account Application form. You may change or cancel the plan at any time by sending a written notice to our Transfer Agent (a medallion guarantee may be required).


MORE ABOUT
HIGHMARK FUNDS

INVESTMENT MANAGEMENT

INVESTMENT ADVISER


HighMark Capital Management, Inc., serves as investment adviser of the HighMark Funds and manages their investment portfolios on a day-to-day basis under the supervision of HighMark Funds' Board of Trustees. HighMark Capital Management, Inc. also serves as the administrator of the HighMark Funds.

HighMark Capital Management is a subsidiary of Union Bank of California, N.A., which is a subsidiary of UnionBanCal Corporation. UnionBanCal Corporation is a publicly held corporation which is principally held by The Bank of Tokyo-Mitsubishi, Ltd. (BTM). BTM is in turn a wholly owned subsidiary of Mitsubishi Tokyo Financial Group, Inc. As of _________________, UnionBanCal Corporation and its subsidiaries had approximately $___ billion in consolidated assets. As of the same date, HighMark Capital Management had approximately $___ billion in assets under management. HighMark Capital Management (and its predecessors) has been providing investment management services to individuals, institutions and large corporations since 1919.

For its advisory services to the International Opportunities Fund, HighMark Capital Management is entitled to receive management fees at an annual rate of 0.85% of the Fund's average daily net assets.


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HIGHMARK FUNDS
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS


David J. Goerz, a Senior Vice President and Chief Investment Officer of Equity Management, will be co-manager for HighMark International Opportunities Fund upon the Fund's commencement of investment operations. Mr. Goerz has been associated with HighMark Capital Management, Inc. since 2003. Prior to joining HighMark Capital Management, Mr. Goerz was Chief Investment Officer for Morningstar Associates from 2002 to 2003. Mr. Goerz was Vice President, Director of Global Asset Allocation Research and Portfolio Manager for Wellington Management Company from 1995-2002.

Richard Rocke, a Vice President and Director of Quantitative Strategies Group, will be co-manager for HighMark International Opportunities Fund upon the Fund's commencement of investment operations. Mr. Rocke has been associated with HighMark Capital Management, Inc. since 1999.

The Statement of Additional Information provides additional information about the managers' compensation, other accounts managed and ownership of securities in the Fund.

FINANCIAL HIGHLIGHTS

Financial information for the Fund is not presented because Shares of the Fund were not offered prior to the date of this Prospectus.

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                                                                              13


--------------------------------------------------------------------------------

OTHER INVESTMENT MATTERS


The Fund is not a complete investment program. The investment objectives or goals of the Fund and the investment policies of the Fund can be changed without shareholder approval, except for the policies that are identified as "fundamental" in the SAI.

The Fund invests in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. The following table describes the securities and techniques the Fund uses, as well as the main risks they pose. Equity securities are subject mainly to market risk. Following the table is a more complete discussion of risk. You may also consult the SAI for more details about the securities in which the Fund may invest.

FUND NAME

International Opportunities Fund

INSTRUMENT                                                                         RISK TYPE
----------------------------------------------------------------------------------------------------
AMERICAN DEPOSITORY RECEIPTS (ADRS): ADRs are foreign                              Market
Shares of a company held by a U.S. bank that issues a receipt                      Political
evidencing ownership. ADRs pay dividends in U.S. dollars.                          Foreign Investment
----------------------------------------------------------------------------------------------------
BANKERS' ACCEPTANCES: Bills of exchange or time drafts                             Credit
drawn on and accepted by a commercial bank. They generally                         Liquidity
have maturities of six months or less.                                             Market
----------------------------------------------------------------------------------------------------
BONDS: Interest-bearing or discounted government or corporate                      Market
securities that obligate the issuer to pay the bondholder                          Credit
a specified sum of money, usually at specific intervals, and to                    Prepayment/Call
repay the principal amount of the loan at maturity.
----------------------------------------------------------------------------------------------------
CALL AND PUT OPTIONS: A call option gives the buyer the right                      Management
to buy, and obligates the seller of the option to sell, a security                 Liquidity
at a specified price. A put option gives the buyer the right to                    Credit
sell, and obligates the seller of the option to buy, a security                    Market
at a specified price. The Fund may buy call and put options and                    Leverage
will sell only covered call options.
----------------------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT: Negotiable instruments with a                             Market
stated maturity.                                                                   Credit
                                                                                   Liquidity
----------------------------------------------------------------------------------------------------
COMMERCIAL PAPER: Secured and unsecured short-term                                 Credit
promissory notes issued by corporations and other entities.                        Liquidity
Their maturities generally vary from a few days to nine months.                    Market
----------------------------------------------------------------------------------------------------
COMMON STOCK: Shares of ownership of a company.                                    Market
----------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES: Bonds or preferred stock that convert                      Market
to common stock.                                                                   Credit
----------------------------------------------------------------------------------------------------
DERIVATIVES: Instruments whose value is derived from an                            Management
underlying contract, index or security, or any combination                         Market
thereof, including futures, options (e.g., puts and calls), options                Credit
on futures, swap agreements, and some mortgage-backed                              Liquidity
securities.                                                                        Leverage
                                                                                   Prepayment/Call
                                                                                   Hedging
----------------------------------------------------------------------------------------------------

----------
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----------
14


HIGHMARK FUNDS
--------------------------------------------------------------------------------


INSTRUMENT                                                                         RISK TYPE
----------------------------------------------------------------------------------------------------
FOREIGN SECURITIES: Stocks issued by foreign companies including                   Market
ADRs and Global Depository Receipts (GDRs), as well as                             Political
commercial paper of foreign issuers and obligations of foreign                     Foreign Investment
governments, companies, banks, overseas branches of U.S. banks                     Liquidity
or supranational entities.                                                         Emerging Market
                                                                                   Prepayment/Call
----------------------------------------------------------------------------------------------------
FORWARD FOREIGN CURRENCY CONTRACTS: An obligation to                               Management
purchase or sell a specific amount of a currency at a fixed                        Liquidity
future date and price set by the parties involved at the time                      Credit
the contract is negotiated.                                                        Market
                                                                                   Political
                                                                                   Leverage
                                                                                   Foreign Investment
----------------------------------------------------------------------------------------------------
FUTURES AND RELATED OPTIONS: A contract providing for the                          Management
future sale and purchase of a specific amount of a specific                        Market
security, class of securities, or index at a specified time in                     Credit
the future and at a specified price. The Fund may invest                           Liquidity
in futures and options on futures for the purpose of achieving                     Leverage
their objectives and for adjusting its portfolio's duration.
The Fund will limit its obligations under futures contracts
and related options subject to the requirements of the
Securities and Exchange Commission.
----------------------------------------------------------------------------------------------------
ILLIQUID SECURITIES: Securities that ordinarily cannot be sold                     Liquidity
within seven business days at the value the Fund has estimated                     Market
for them. The Fund may invest up to 15% of its net assets in illiquid securities.
----------------------------------------------------------------------------------------------------
INDEX-BASED SECURITIES: Index-based securities such as                             Market
Standard & Poor's Depository Receipts ("SPDRs") and
NASDAQ-100 Index Tracking Stock ("NASDAQ 100s"), represent
ownership in a long-term unit investment trust that holds a
portfolio of common stocks designed to track the price
performance and dividend yield of an index, such as the S&P
500 Index or the NASDAQ-100 Index. Index- based securities
entitle a holder to receive proportionate quarterly cash
distributions corresponding to the dividends that accrue to
the index stocks in the underlying portfolio, less trust
expenses. Exchange Traded Funds are actively traded on
national securities exchanges and are generally based on
specific domestic and foreign market indices. An "index-based
ETF" seeks to track the performance of an index holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Because ETFs are based on an underlying basket of stocks or an index, they are subject to the same market fluctuations as these types of securities in volatile market swings.
----------------------------------------------------------------------------------------------------

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              15


--------------------------------------------------------------------------------


INSTRUMENT                                                                         RISK TYPE
----------------------------------------------------------------------------------------------------
INVESTMENT COMPANY SECURITIES: Shares of registered                                Market
investment companies. These may include HighMark Money
Market Funds and other registered investment companies for
which HighMark, its sub-advisers, or any of their affiliates serves as investment adviser, administrator or distributor.
The Fund may invest up to 5% of its assets in the Shares of
any one registered investment company. The Fund may not,
however, own more than 3% of the securities of any one
registered investment company or invest more than 10% of
its assets in the Shares of other registered investment companies.
As a shareholder of an investment company, the Fund will indirectly bear investment management fees of that investment company,
which are in addition to the management fees the Fund pays
its own adviser.
----------------------------------------------------------------------------------------------------
INVESTMENT GRADE SECURITIES: Securities rated BBB or higher                        Market
by Standard & Poor's; Baa or better by Moody's; similarly                          Credit
rated by other nationally recognized rating organizations; or,                     Prepayment/Call
if not rated, determined to be of comparably high quality by the Fund's adviser.
----------------------------------------------------------------------------------------------------
MONEY MARKET INSTRUMENTS: Investment-grade, U.S. dollar-                           Market
denominated debt securities with remaining maturities of one                       Credit
year or less. These may include short-term U.S. government
obligations, commercial paper and other short-term corporate obligations, repurchase agreements collateralized with U.S.
government securities, certificates of deposit, bankers'
acceptances, and other financial institution obligations. These securities may carry fixed or variable interest rates.
----------------------------------------------------------------------------------------------------
OBLIGATIONS OF SUPRANATIONAL AGENCIES: Securities issued                           Credit
by supranational agencies that are chartered to promote                            Foreign Investment
economic development and are supported by various                                  Prepayment/Call
governments and government agencies.
----------------------------------------------------------------------------------------------------
PREFERRED STOCKS: Equity securities that generally pay dividends                   Market
at a specified rate and take precedence over common stock in the payment of dividends or in the event of liquidation.
Preferred stock generally does not carry voting rights.
----------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: The purchase of a security and                              Market
the simultaneous commitment to return the security to the                          Leverage
seller at an agreed upon price on an agreed upon date.
This is treated as a loan.
----------------------------------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENTS: The sale of a security                              Market
and the simultaneous commitment to buy the security back                           Leverage
at an agreed upon price on an agreed upon date. This is
treated as a borrowing by the Fund.
----------------------------------------------------------------------------------------------------
RESTRICTED SECURITIES: Securities not registered under the                         Liquidity
Securities Act of 1933, such as privately placed commercial                        Market
paper and Rule 144A securities.
----------------------------------------------------------------------------------------------------
SECURITIES LENDING: The lending of up to 33 1/3% of the                            Market
Fund's total assets. In return the Fund will receive cash, other                   Leverage
securities and/or letters of credit.                                               Liquidity
                                                                                   Credit
----------------------------------------------------------------------------------------------------

----------
PROSPECTUS
----------
16


HIGHMARK FUNDS
--------------------------------------------------------------------------------


INSTRUMENT                                                                         RISK TYPE
----------------------------------------------------------------------------------------------------
SWAP AGREEMENTS: A transaction where one security or                               Management
characteristic of a security is swapped for another. An example                    Market
is when one party trades newly issued stock for existing bonds                     Credit
with another party.                                                                Liquidity
                                                                                   Leverage
----------------------------------------------------------------------------------------------------
TIME DEPOSITS: Non-negotiable receipts issued by a bank in                         Liquidity
exchange for a deposit of money.                                                   Credit
                                                                                   Market
----------------------------------------------------------------------------------------------------
TREASURY RECEIPTS: Treasury receipts, Treasury investment                          Market
growth receipts, and certificates of accrual of Treasury securities.
----------------------------------------------------------------------------------------------------
UNIT INVESTMENT TRUSTS: A type of investment vehicle,                              Market
registered with the Securities and Exchange Commission
under the Investment Company Act of 1940, that purchases a
fixed portfolio of income-producing securities, such as
corporate, municipal, or government bonds, mortgage-backed
securities, or preferred stock. Unit holders receive an
undivided interest in both the principal and the income
portion of the portfolio in proportion to the amount of
capital they invest. The portfolio of securities remains
fixed until all the securities mature and unit holders have
recovered their principal.
----------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY SECURITIES: Securities issued by                            Market
agencies and instrumentalities of the U.S. government. These                       Credit
include Ginnie Mae, Fannie Mae, and Freddie Mac.                                   Prepayment/Call
----------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS: Bills, notes, bonds, separately traded                  Market
registered interest and principal securities, and coupons under bank entry safekeeping.
----------------------------------------------------------------------------------------------------
VARIABLE AND FLOATING RATE INSTRUMENTS: Obligations with                           Credit
interest rates that are reset daily, weekly, quarterly or on                       Liquidity
some other schedule. Such instruments may be payable to                            Market
the Fund on demand.
----------------------------------------------------------------------------------------------------
WARRANTS: Securities that give the holder the right to buy a                       Market
proportionate amount of common stock at a specified price.                         Credit
Warrants are typically issued with preferred stock and bonds.
----------------------------------------------------------------------------------------------------
WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS: A                                  Market
purchase of, or contract to purchase, securities at a fixed                        Leverage
price for delivery at a future date. The portfolio managers                        Liquidity
of the Fund expect that commitments to enter into forward                          Credit
commitments or purchase when-issued securities will not
exceed 25% of the Fund's total assets.
----------------------------------------------------------------------------------------------------
ZERO-COUPON DEBT OBLIGATIONS: Bonds and other types of                             Credit
debt that pay no interest, but are issued at a discount from                       Market
their value at maturity. When held to maturity, their entire                       Zero Coupon
return equals the difference between their issue price and
their maturity value.
----------------------------------------------------------------------------------------------------

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              17


--------------------------------------------------------------------------------

OTHER RISKS


HighMark Funds also offers shares of the Income Plus Allocation Fund, Growth & Income Allocation Fund and Capital Growth Allocation Fund (collectively the "Asset Allocation Portfolios"). Each of the Asset Allocation Portfolios is a "fund-of-funds" that invests in other mutual funds within the HighMark Funds family. Fiduciary shares of the Fund are offered to the Asset Allocation Portfolios. The Asset Allocation Portfolios, individually or collectively, may own significant amounts of shares of the Fund from time to time. The Asset Allocation Portfolios typically use asset allocation strategies pursuant to which they frequently may increase or decrease the amount of shares of the Fund they own, which could occur daily in volatile market conditions. Depending on a number of factors, including the cash flows into and out of the Fund as a result of the activity of other investors, the Fund's asset levels and its then-current liquidity, purchases and sales by an Asset Allocation Portfolio could require the Fund to purchase or sell portfolio securities, increasing the Fund's transaction costs and possible reducing the Fund's performance.


GLOSSARY OF INVESTMENT RISKS


This section discusses the risks associated with the securities and investment techniques listed above, as well as the risks mentioned under the heading "What Are the Main Risks of Investing in This Fund?" in the Fund profile. Because of these risks, the value of the securities held by the Fund may fluctuate, as will the value of your investment in the Fund. Certain types of investments are more susceptible to these risks than others.


CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Generally speaking, the lower a security's credit rating, the higher its credit risk. If a security's credit rating is downgraded, its price tends to decline sharply, especially as it becomes more probable that the issuer will default.


EMERGING MARKET RISK. To the extent that the Fund invests in emerging markets to enhance overall returns, it may face higher political, foreign investment, and market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. See also FOREIGN INVESTMENT RISK below.


FOREIGN INVESTMENT RISK. Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar's value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. For instance, foreign governments may limit or prevent investors from transferring their capital out of a country. This may affect the value of your investment in the country that adopts such currency controls. Exchange rate fluctuations also may impair an issuer's ability to repay U.S. dollar-denominated debt, thereby increasing the credit risk of such debt. Finally, the value of foreign securities may be seriously harmed by incomplete or inaccurate financial information about their issuers, smaller and less liquid securities markets, social upheavals or political actions ranging from tax code changes to governmental collapse. These risks are greater in the emerging markets than in the developed markets of Europe and Japan.


HEDGING. When a derivative (a security whose value is based on that of another security or index) is used as a hedge against an opposite position that a fund holds, any loss on the derivative should be substantially offset by gains on the hedged investment, and vice versa. Although hedging can be an effective way to reduce a fund's risk, it may not always be possible to perfectly offset one position with another. As a result, there is no assurance that a fund's hedging transactions will be effective.

INVESTMENT STYLE RISK. The risk that the particular type of investment on which a fund focuses (in the case of the Fund non-U.S. equity securities) may underperform other asset classes or the overall market. Individual market segments tend to go through cycles of performing better or worse than other types of securities. These periods may last as long as several years. Additionally, a particular market segment could fall out of favor with investors, causing a fund that focuses on that market segment to underperform those that favor other kinds of securities.


LEVERAGE RISK. The risk associated with securities or investment practices that magnify small index or market movements into large changes in value. Leverage is often created by investing in derivatives, but it may be inherent in other types of securities as well.


LIQUIDITY RISK. The risk that a security may be difficult or impossible to sell at the time and price the seller wishes. The seller may have to accept a lower price for the security, sell other securities instead, or forego a more attractive investment opportunity. Any or all of these limitations could hamper the management or performance of the Fund.

MANAGEMENT RISK. The risk that a strategy used by the Fund's portfolio manager may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged.


MARKET RISK. The risk that a security's market value may decline, especially if it occurs rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price the investor originally paid for it. Market risk may affect a single issuer, industrial sector or the market as a whole. For

----------
PROSPECTUS
----------
18


HIGHMARK FUNDS
--------------------------------------------------------------------------------

fixed-income securities, market risk is largely influenced by changes in interest rates. Rising interest rates typically cause the value of bonds to decrease, while falling rates typically cause the value of bonds to increase.

POLITICAL RISK. The risk of investment losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

PREPAYMENT & CALL RISK. The risk that an issuer will repay a security's principal at an unexpected time. Prepayment and call risk are related, but differ somewhat. Prepayment risk is the chance that a large number of the mortgages underlying a mortgage-backed security will be refinanced sooner than the investor had expected. Call risk is the possibility that an issuer will "call"--or repay--a high-yielding bond before the bond's maturity date. In both cases, the investor is usually forced to reinvest the proceeds in a security with a lower yield. This turnover may result in taxable capital gains and, in addition, may lower a portfolio's income. If an investor paid a premium for the security, the prepayment may result in an unexpected capital loss.

Prepayment and call risk generally increase when interest rates decline, and can make a security's yield as well as its market price more volatile. Generally speaking, the longer a security's maturity, the greater the prepayment and call risk it poses.

SMALL-COMPANY STOCK RISK. Investing in small companies is generally more risky than investing in large companies, for a variety of reasons. Many small companies are young and have limited track records. They also may have limited product lines, markets or financial resources. They may, in addition, be more vulnerable to adverse business or economic developments than larger companies. Stocks issued by small companies tend to be less liquid and more volatile than stocks of larger companies or the market averages in general. In addition, small companies may not be well-known to the investing public, may not have institutional ownership, and may have only cyclical, static or moderate growth prospects. If a fund concentrates on small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies.

ZERO COUPON RISK. The market prices of securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities that pay interest periodically.

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              19

--------------------------------------------------------------------------------


NOTES

----------
PROSPECTUS
----------
20

HIGHMARK FUNDS
--------------------------------------------------------------------------------


NOTES

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

HIGHMARK FUNDS SERVICE PROVIDERS:


INVESTMENT ADVISER & ADMINISTRATOR

HIGHMARK CAPITAL MANAGEMENT, INC.
475 Sansome Street
San Francisco, CA 94111

CUSTODIAN
UNION BANK OF CALIFORNIA, N.A.
475 Sansome Street
San Francisco, CA 94111


DISTRIBUTOR
SEI INVESTMENTS DISTRIBUTION CO.


1 Freedom Valley Drive
Oaks, PA 19456

LEGAL COUNSEL
ROPES & GRAY LLP
One Embarcadero Center, Suite 2200
San Francisco, CA 94111

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

TRANSFER AGENT
STATE STREET BANK & TRUST COMPANY
PO Box 8416
Boston, MA 02266

HOW TO OBTAIN MORE INFORMATION:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
More detailed information about the HighMark Funds is included in our SAI. The SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

To obtain the SAI free of charge, or for more information:

BY TELEPHONE: call 1-800-433-6884

BY MAIL: write to us at
         SEI Investments Distribution Co.
         1 Freedom Valley
         Drive Oaks, PA 19456

BY INTERNET:  www.highmarkfunds.com

FROM THE SEC: You can also obtain the SAI and other information about the HighMark Funds from the SEC Website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, D.C. (for information call 1-202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov. or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.

HighMark Funds' Investment Company Act registration number is 811-05059.


[MOUNTAIN RANGE GRAPHIC OMITTED]

[HIGHMARK FUNDS(R) LOGO OMITTED]

445 South Figueroa Street  o  Suite 306  o  Los Angeles  o  California  o  90071

WWW.HIGHMARKFUNDS.COM

                                                                 HMK-PS-019-0100
                                                                   84823-A-11/03

                                 HIGHMARK FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                                DECEMBER 1, 2005


      This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectuses of the HighMark Equity, Fixed Income and Asset Allocation Funds dated December 1, 2005, and the Prospectuses of HighMark Money Market Funds dated December 1, 2005 (collectively, the "Prospectuses") and any of their supplements. This Statement of Additional Information is incorporated in its entirety into the Prospectuses. Copies of the Prospectuses may be obtained by writing HighMark Funds' distributor, SEI Investments Distribution Co. (the "Distributor"), at 1 Freedom Valley Drive, Oaks, Pennsylvania, 19456, or by telephoning toll free 1-800-433-6884. Capitalized terms used but not defined in this Statement of Additional Information have the same meanings as set forth in the Prospectuses.


      Certain disclosure has been incorporated by reference into this Statement of Additional Information from the Annual Report of HighMark Funds, copies of which may be obtained, without charge, by contacting the Distributor at 1-800-433-6884.

                                TABLE OF CONTENTS

                                                                                   PAGE
                                                                                   ----
HIGHMARK FUNDS ..................................................................     1
ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS .................................     3
     Equity Securities ..........................................................     3
     Debt Securities ............................................................     3
     Convertible Securities .....................................................     3
     Asset-Backed Securities (non-mortgage) .....................................     4
     Bank Instruments ...........................................................     4
     Commercial Paper and Variable Amount Master Demand Notes ...................     5
     Lending of Portfolio Securities ............................................     6
     Repurchase Agreements ......................................................     6
     Reverse Repurchase Agreements ..............................................     7
     U.S Government Obligations .................................................     7
     Mortgage-Related Securities ................................................     8
     Adjustable Rate Notes ......................................................    10
     Municipal Securities .......................................................    10
     Puts .......................................................................    18
     Shares of Mutual Funds .....................................................    19
     When-Issued Securities and Forward Commitments .............................    19
     Zero-Coupon Securities .....................................................    20
     Options (Puts and Calls) on Securities .....................................    20
     Covered Call Writing .......................................................    20
     Purchasing Call Options ....................................................    22
     Purchasing Put Options .....................................................    22
     Options in Stock Indices ...................................................    22
     Risk Factors in Options Transactions .......................................    23
     Futures and Related Options ................................................    24
     Options on Securities' Futures Contracts ...................................    26
     Risk of Transactions in Securities' Futures Contracts and Related Options ..    26
     Index Futures Contracts ....................................................    27
     Options on Index Futures Contracts .........................................    28
     Foreign Investment .........................................................    28
     Foreign Currency Transactions ..............................................    29
     Transaction Hedging ........................................................    29
     Position Hedging ...........................................................    29
     Currency Forward and Futures Contracts .....................................    30
     General Characteristics of Currency Futures Contracts ......................    31
     Index-Based Investments ....................................................    32
     Small Cap/Special Equity Situation Securities ..............................    32
     High Yield Securities ......................................................    33
     Money Market Instruments ...................................................    34
     Treasury Receipts ..........................................................    34
     High Quality Investments with Regard to the Money Market Funds .............    34
     Illiquid Securities ........................................................    37
     Restricted Securities ......................................................    37

INVESTMENT RESTRICTIONS .........................................................    38
     1940 Act Restrictions ......................................................    43
     Additional Non-Fundamental Policies ........................................    45
     Voting Information .........................................................    46
PORTFOLIO TURNOVER ..............................................................    46
VALUATION .......................................................................    48
     Valuation of the Money Market Funds ........................................    48
     Valuation of the Equity Funds and the Fixed Income Funds ...................    49
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION ..................................    50
     Purchases Through Financial Institutions ...................................    51
     Redemption by Checkwriting .................................................    51
     Sales Charges ..............................................................    52
     Sales Charge Reductions and Waivers ........................................    53
     Additional Federal Tax Information .........................................    56
     Additional Tax Information Concerning the California Tax-Free Money
     Market Fund, the California Intermediate Tax-Free Bond
     Fund and the National Intermediate Tax-Free Bond Fund ......................    62
     Additional Tax Information Concerning the Asset Allocation Portfolios ......    65
MANAGEMENT OF HIGHMARK FUNDS ....................................................    66
     Trustees and Officers ......................................................    66
     Code of Ethics .............................................................    74
     Investment Adviser .........................................................    74
     Sub-Advisers ...............................................................    75
     Portfolio Managers .........................................................    77
     Portfolio Transactions .....................................................    84
     Administrator and Sub-Administrator ........................................    87
     Glass-Steagall Act .........................................................    90
     Shareholder Services Plans .................................................    90
     Expenses ...................................................................    91
     Distributor ................................................................    92
     Transfer Agent and Custodian Services ......................................    96
     Independent Registered Public Accounting Firm ..............................    97
     Legal Counsel ..............................................................    97
ADDITIONAL INFORMATION ..........................................................    97
     Proxy Voting Policies and Procedures .......................................    97
     Description of Shares ......................................................    97
     Shareholder and Trustee Liability ..........................................    99
     Miscellaneous ..............................................................    99
APPENDIX A ......................................................................   120
APPENDIX B ......................................................................   125
FINANCIAL STATEMENTS ............................................................   127

                       STATEMENT OF ADDITIONAL INFORMATION
                                 HIGHMARK FUNDS


      HighMark Funds is a diversified, open-end management investment company. HighMark Funds was organized as a Massachusetts business trust on March 10, 1987 and presently consists of twenty series of units of beneficial interest, eighteen of which are covered by this Statement of Additional Information, and which represent interests in one of the following portfolios:


     HighMark Balanced Fund,
     HighMark Core Equity Fund,
     HighMark Large Cap Growth Fund (formerly, HighMark Growth Fund), HighMark Large Cap Value Fund,
     HighMark Small Cap Growth Fund,
     HighMark Small Cap Value Fund,
     HighMark Value Momentum Fund,
     HighMark Bond Fund,
     HighMark Short Term Bond Fund,
     HighMark California Intermediate Tax-Free Bond Fund,
     HighMark National Intermediate Tax-Free Bond Fund,
     HighMark 100% U.S. Treasury Money Market Fund,
     HighMark California Tax-Free Money Market Fund,
     HighMark Diversified Money Market Fund,
     HighMark U.S. Government Money Market Fund,
     HighMark Income Plus Allocation Fund,
     HighMark Growth & Income Allocation Fund, and
     HighMark Capital Growth Allocation Fund (each a "Fund" and collectively the "Funds").

      HighMark Short Term Bond Fund commenced operations on November 2, 2004. HighMark Income Plus Allocation Fund, HighMark Growth & Income Allocation Fund, and HighMark Capital Growth Allocation Fund commenced operations on October 12, 2004. HighMark Small Cap Growth Fund commenced operations on April 28, 2003. HighMark National Intermediate Tax-Free Bond Fund commenced operations on October 18, 2002. HighMark Core Equity Fund commenced operations on May 31, 2000. HighMark Small Cap Value Fund commenced operations on September 17, 1998. HighMark Value Momentum Fund and HighMark California Intermediate Tax-Free Bond Fund commenced operations in HighMark Funds on April 28, 1997. HighMark Balanced Fund commenced operations on November 14, 1993 and HighMark Large Cap Growth Fund (formerly, HighMark Growth Fund) commenced operations on November 18, 1993. HighMark Large Cap Value Fund and HighMark Bond Fund commenced operations on June 23, 1988 as a result of the reorganization of the Income Equity Portfolio and the Bond Portfolio, respectively, of the IRA Collective Investment. HighMark Diversified Money Market Fund commenced operations on February 1, 1991, and HighMark California Tax-Free Money Market Fund commenced operations on June 10, 1991. HighMark U.S. Government Money Market Fund and HighMark 100% U.S. Treasury Money Market Fund commenced operations on August 10, 1987.

      For ease of reference, this Statement of Additional Information sometimes refers to the different categories of Funds as the "Equity Funds," the "Fixed Income Funds," the "Money Market Funds" and the "Asset Allocation Portfolios."

     The EQUITY FUNDS include:

              Balanced Fund
              Core Equity Fund
              Large Cap Growth Fund
              Large Cap Value Fund
              Small Cap Growth Fund
              Small Cap Value Fund
              Value Momentum Fund

     The FIXED INCOME FUNDS include:
              Bond Fund
              Short Term Bond Fund
              California Intermediate Tax-Free Bond Fund
              National Intermediate Tax-Free Bond Fund

     The MONEY MARKET FUNDS include:
              100% U.S. Treasury Money Market Fund
              California Tax-Free Money Market Fund
              Diversified Money Market Fund
              U.S. Government Money Market Fund

     The ASSET ALLOCATION PORTFOLIOS include:
              Income Plus Allocation Fund
              Growth & Income Allocation Fund
              Capital Growth Allocation Fund

      The Income Equity Portfolio and the Bond Portfolio of the IRA Collective Investment (which were reorganized into certain Funds of HighMark Funds as described above) are sometimes referred to as the "IRA Fund Portfolios."


      As described in the Prospectuses, the Funds have been divided into as many as five classes of shares (designated Class A, Class B and Class C Shares (collectively "Retail Shares"), Class S Shares and Fiduciary Shares) for purposes of HighMark Funds' Distribution Plans and Shareholder Services Plans, which Distribution Plans apply only to such Funds' Retail Shares and Class S Shares. Retail Shares, Class S Shares and Fiduciary Shares are sometimes referred to collectively as "Shares".


      Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectuses for the respective Funds. No investment in Shares of a Fund should be made without first reading that Fund's Prospectus.

                 ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS

      The following investment strategies supplement the investment objectives and policies of each Fund of HighMark Funds as set forth in the respective Prospectus for that Fund.

      1. EQUITY SECURITIES. Equity Securities include common stocks, preferred stocks, convertible securities and warrants. Common stocks, which represent an ownership interest in a company, are probably the most recognized type of equity security. Equity securities have historically outperformed most other securities, although their prices can be volatile in the short term. Market conditions, political, economic and even company-specific news can cause significant changes in the price of a stock. Smaller companies (as measured by market capitalization), sometimes called small-cap companies or small-cap stocks, may be especially sensitive to these factors. To the extent a Fund invests in equity securities, that Fund's Shares will fluctuate in value, and thus equity securities may be more suitable for long-term investors who can bear the risk of short-term fluctuations.

      2. DEBT SECURITIES. The Funds may invest in debt securities within the four highest rating categories assigned by a nationally recognized statistical rating organization ("NRSRO") and comparable unrated securities. Securities rated BBB by S&P or Baa by Moody's are considered investment grade, but are deemed by these rating services to have some speculative characteristics, and adverse economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade bonds. Should subsequent events cause the rating of a debt security purchased by a Fund to fall below the fourth highest rating category, HighMark Capital Management, Inc. (the "Adviser") will consider such an event in determining whether the Fund should continue to hold that security. In no event, however, would a Fund be required to liquidate any such portfolio security where the Fund would suffer a loss on the sale of such security.

      Depending upon prevailing market conditions, a Fund may purchase debt securities at a discount from face value, which produces a yield greater than the coupon rate. Conversely, if debt securities are purchased at a premium over face value, the yield will be lower than the coupon rate. In making investment decisions, the Adviser will consider many factors other than current yield, including the preservation of capital, the potential for realizing capital appreciation, maturity, and yield to maturity.

      From time to time, the equity and debt markets may fluctuate independently of one another. In other words, a decline in equity markets may in certain instances be offset by a rise in debt markets, or vice versa. As a result, the Balanced Fund, with its balance of equity and debt investments, may entail less investment risk (and a potentially smaller investment return) than a mutual fund investing primarily in equity securities.

      3. CONVERTIBLE SECURITIES. Consistent with its objective, policies and restrictions, each Equity Fund may invest in convertible securities. Convertible securities include corporate bonds, notes or preferred stocks that can be converted into common stocks or other equity securities. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Convertible Bonds are bonds convertible into a set number of shares of another form of security (usually common stock) at a prestated price. Convertible bonds have characteristics similar to both fixed-income and equity securities. Preferred stock is a class of capital stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Convertible preferred stock is preferred stock exchangeable for a given number of common stock shares, and has characteristics similar to both fixed-income and equity securities.

      Because convertible securities can be converted into common stock, their values will normally vary in some proportion with those of the underlying common stock. Convertible securities usually provide a higher yield than the underlying common stock, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying common stock. The value of convertible securities that pay dividends or interest, like the value of all fixed-income securities, generally fluctuates inversely with changes in interest rates.

      Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. They do not represent ownership of the securities for which they are exercisable, but only the right to buy such securities at a particular price.

      The Funds will not purchase any convertible debt security or convertible preferred stock unless it has been rated as investment grade at the time of acquisition by an NRSRO or is not rated but is determined to be of comparable quality by the Adviser.

      4. ASSET-BACKED SECURITIES (NON-MORTGAGE). Consistent with their investment objectives, policies and restrictions, certain Funds may invest in asset-backed securities. Asset-backed securities are instruments secured by company receivables, truck and auto loans, leases, and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.

      The purchase of non-mortgage asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to substantial prepayment risk, which may reduce the overall return to certificate holders. Nevertheless, principal prepayment rates tend not to vary as much in response to changes in interest rates and the short-term nature of the underlying car loans or other receivables tend to dampen the impact of any change in the prepayment level. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with their investment objectives and policies, the Funds may invest in other asset-backed securities that may be developed in the future.

      5. BANK INSTRUMENTS. Consistent with its investment objective, policies, and restrictions, each Fund (other than the U.S. Government Money Market Fund and the 100% U.S.

Treasury Money Market Fund) may invest in bankers' acceptances, certificates of deposit, and time deposits.

      Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise that are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Investments in bankers' acceptances will be limited to those guaranteed by domestic and foreign banks having, at the time of investment, total assets of $1 billion or more (as of the date of the institution's most recently published financial statements).

      Certificates of deposit and time deposits represent funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

      Investments in certificates of deposit and time deposits may include Eurodollar Certificates of Deposit, which are U.S. dollar denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States, Yankee Certificates of Deposit, which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States, Eurodollar Time Deposits ("ETDs"), which are U.S. dollar denominated deposits in a foreign branch of a U.S. bank or a foreign bank, and Canadian Time Deposits ("CTDs"), which are U.S. dollar denominated certificates of deposit issued by Canadian offices of major Canadian banks. All investments in certificates of deposit and time deposits will be limited to those (a) of domestic and foreign banks and savings and loan associations which, at the time of investment, have total assets of $1 billion or more (as of the date of the institution's most recently published financial statements) or (b) the principal amount of which is insured by the Federal Deposit Insurance Corporation.


      Although the Diversified Money Market Fund maintains a diversified portfolio, there are no limitations on its ability to invest in domestic certificates of deposit, banker's acceptances and other bank instruments. Extensive investments in such instruments may result from the Fund's concentration of securities in the financial services industry. Domestic certificates of deposit and bankers' acceptances include those issued by domestic branches of foreign banks to the extent permitted by the rules and regulations of the Securities and Exchange Commission (the "SEC") staff. These rules and regulations currently permit U.S. branches of foreign banks to be considered domestic banks if it can be demonstrated that they are subject to the same regulation as U.S. banks.


      6. COMMERCIAL PAPER AND VARIABLE AMOUNT MASTER DEMAND NOTES. Consistent with its investment objective, policies, and restrictions, each Fund (other than the 100% U.S. Treasury Money Market Fund) may invest in commercial paper (including Section 4(2) commercial paper) and variable amount master demand notes. Commercial paper consists of unsecured promissory notes issued by corporations normally having maturities of 270 days or less. These investments may include Canadian Commercial Paper, which is U.S. dollar denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and Europaper, which is U.S. dollar denominated commercial paper of a foreign issuer.

      Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time. A variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of its interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.

      7. LENDING OF PORTFOLIO SECURITIES. In order to generate additional income, each Fund (other than the 100% U.S. Treasury Money Market Fund) may lend its portfolio securities to broker-dealers, banks or other institutions. During the time portfolio securities are on loan from a Fund, the borrower will pay the Fund any dividends or interest paid on the securities. In addition, loans will be subject to termination by the Fund or the borrower at any time. While the lending of securities may subject a Fund to certain risks, such as delays or an inability to regain the securities in the event the borrower were to default on its lending agreement or enter into bankruptcy, a Fund will receive at least 100% collateral in the form of cash or U.S. Government securities. This collateral will be valued daily by the lending agent, with oversight by the Adviser, and, should the market value of the loaned securities increase, the borrower will be required to furnish additional collateral to the Fund. A Fund (other than the 100% U.S. Treasury Money Market Fund) may lend portfolio securities in an amount representing up to 33 1/3% of the value of the Fund's total assets.

      8. REPURCHASE AGREEMENTS. Securities held by each Fund (other than the 100% U.S. Treasury Money Market Fund) may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund will deal with financial institutions such as member banks of the Federal Deposit Insurance Corporation having, at the time of investment, total assets of $100 million or more and with registered broker-dealers that the Adviser deems creditworthy under guidelines approved by HighMark Funds' Board of Trustees. Under a repurchase agreement, the seller agrees to repurchase the securities at a mutually agreed-upon date and price, and the repurchase price will generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain the value of collateral held pursuant to the agreement at not less than 100% of the repurchase price (including accrued interest) and the Custodian, with oversight by the Adviser, will monitor the collateral's value daily and initiate calls to request that collateral be restored to appropriate levels. In addition, securities subject to repurchase agreements will be held in a segregated custodial account.

      If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that either the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement or the Fund's disposition of the underlying securities was delayed pending court action. Additionally, although there is no controlling legal precedent confirming that a Fund would be entitled, as against a claim by the seller or its receiver or trustee in bankruptcy, to retain the underlying securities, HighMark Funds' Board of Trustees believes that, under the regular procedures normally in effect for custody of a Fund's securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Fund if presented with the question. Securities subject to repurchase agreements will be held by HighMark Funds' custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the Investment Company Act of 1940, as amended (the "1940 Act").

      9. REVERSE REPURCHASE AGREEMENTS. Each Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements, provided such action is consistent with the Fund's investment objective, fundamental investment restrictions and non-fundamental policies. Pursuant to a reverse repurchase agreement, a Fund will sell portfolio securities to financial institutions such as banks or to broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. A Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid, high-quality debt securities consistent with the Fund's investment objective having a value equal to 100% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that an equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

      10. U.S. GOVERNMENT OBLIGATIONS. With the exception of the 100% U.S. Treasury Money Market Fund, which may invest only in direct U.S. Treasury obligations, each Fund may, consistent with its investment objective, policies, and restrictions, invest in obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

      U.S. Government Securities generally do not involve the credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. Government Securities are generally lower than the yields available from otherwise comparable corporate fixed-income securities. Like other fixed-income securities, however, the values of U.S. Government Securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will in many cases not affect interest income on existing portfolio securities, but will be reflected in the Fund's net asset value. Because the magnitude of these fluctuations will generally be greater at times when a Fund's average maturity is longer, under certain market conditions the Fund may invest in short-term investments yielding lower current income rather than investing in higher yielding longer-term securities.

      For information concerning mortgage-related securities issued by certain agencies or instrumentalities of the U.S. Government, see "Mortgage-Related Securities" below.

      11. MORTGAGE-RELATED SECURITIES. As indicated in the Prospectuses, the Diversified Money Market Fund, the U.S. Government Money Market Fund and the California Tax-Free Money Market Fund may each invest in mortgage-related securities issued by the Government National Mortgage Association ("GNMA") representing GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes"). The Fixed Income Funds and the Balanced Fund may also, consistent with each such Fund's investment objective and policies, invest in Ginnie Maes and in mortgage-related securities issued or guaranteed by the U.S. Government, its agencies, or its instrumentalities or, those issued by nongovernmental entities. In addition, the Fixed Income Funds and the Balanced Fund may invest in collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs").

      Mortgage-related securities represent interests in pools of mortgage loans assembled for sale to investors. Mortgage-related securities may be assembled and sold by certain governmental agencies and may also be assembled and sold by nongovernmental entities such as commercial banks, savings and loan institutions, mortgage bankers, and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true because in periods of declining interest rates the mortgages underlying the security are prone to prepayment. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages and, therefore, it is not possible to predict accurately the security's return to the Fund. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested. As a consequence, mortgage-related securities may be a less effective means of "locking in" interest rates than other types of debt securities having the same stated maturity, may have less potential for capital appreciation and may be considered riskier investments as a result.

      Adjustable rate mortgage securities ("ARMS") are pass-through certificates representing ownership interests in a pool of adjustable rate mortgages and the resulting cash flow from those mortgages. Unlike conventional debt securities, which provide for periodic (usually semi-annual) payments of interest and payments of principal at maturity or on specified call dates, ARMs provide for monthly payments based on a pro rata share of both periodic interest and principal payments and prepayments of principal on the underlying mortgage pool (less GNMA's, FNMA's, or FHLMC's fees and any applicable loan servicing fees).

      There are a number of important differences both among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities themselves. As noted above, Ginnie Maes are issued by GNMA, which is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Maes are guaranteed as to the timely payment of principal and interest by GNMA and GNMA's guarantee is backed by the full faith and credit of the U.S. Treasury. In addition, Ginnie Maes are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under GNMA's guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes"), which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the U.S. Treasury. The FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). The FHLMC is a corporate instrumentality of the U.S. Government, created pursuant to an Act of Congress, which is owned entirely by the Federal Home Loan Banks. Freddie Macs are not guaranteed by the U.S. Treasury or by any Federal Home Loan Banks and do not constitute a debt or obligation of the U.S. Government or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

      CMOs in which the Fixed Income Funds and the Balanced Fund may invest represent securities issued by a private corporation or a U.S. Government instrumentality that are backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series that have different maturities and that may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of a CMO first to mature generally will be retired prior to its maturity. Thus, the early retirement of a particular class or series of a CMO held by a Fund would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security.

      One or more classes of CMOs may have coupon rates that reset periodically based on an index, such as the London Interbank Offered Rate ("LIBOR"). Each Fund may purchase fixed, adjustable, or "floating" rate CMOs that are collateralized by fixed rate or adjustable rate mortgages that are guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government or are directly guaranteed as to payment of principal and interest by the issuer, which guarantee is collateralized by U.S. government securities or is collateralized by privately issued fixed rate or adjustable rate mortgages.

      Securities such as zero-coupon obligations, mortgage-backed and asset-backed securities, and collateralized mortgage obligations ("CMOs") will have greater price volatility than other fixed-income obligations. Because declining interest rates may lead to prepayment of underlying mortgages, automobile sales contracts or credit card receivables, the prices of mortgage-related and asset-backed securities may not rise with a decline in interest rates. Mortgage-backed and asset-backed securities and CMOs are extremely sensitive to the rate of principal prepayment. Similarly, callable corporate bonds also present risk of prepayment. During periods of falling interest rates, securities that can be called or prepaid may decline in value relative to similar securities that are not subject to call or prepayment.

      REMICs in which the Fixed Income Funds and the Balanced Fund may invest are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

      12. ADJUSTABLE RATE NOTES. Consistent with its investment objective, policies, and restrictions, each Fund (other than the 100% U.S. Treasury Money Market Fund) may invest in "adjustable rate notes," which include variable rate notes and floating rate notes. A variable rate note is one whose terms provide for the readjustment of its interest rate on set dates and that, upon such readjustment, can reasonably be expected to have a market value that approximates its amortized cost; the degree to which a variable rate note's market value approximates its amortized cost subsequent to readjustment will depend on the frequency of the readjustment of the note's interest rate and the length of time that must elapse before the next readjustment. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and that, at any time, can reasonably be expected to have a market value that approximates its amortized cost. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by a Fund, the Fund may seek to resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the Fund could, as a result or for other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit. A demand instrument with a demand notice period exceeding seven days may be considered illiquid if there is no secondary market for such security. Such security will be subject to a Fund's non-fundamental 15% (10% in the case of the Money Market Funds) limitation governing investments in "illiquid" securities, unless such notes are subject to a demand feature that will permit the Fund to receive payment of the principal within seven days of the Fund's demand. See "INVESTMENT RESTRICTIONS" below.

      Maturities for variable and adjustable rate notes held in the Money Market Funds will be calculated in compliance with the provisions of Rule 2a-7, as it may be amended from time to time.

      As used above, a note is "subject to a demand feature" where the Fund is entitled to receive the principal amount of the note either at any time on not more than thirty days' notice or at specified intervals, not exceeding 397 days and upon not more than thirty days' notice.

      13. MUNICIPAL SECURITIES. The California Intermediate Tax-Free Bond Fund and the National Intermediate Tax-Free Bond Fund invest at least 80% of their net assets in municipal securities of varying maturities, which are rated in one of the four highest rating categories by at least one nationally recognized statistical rating organization ("NRSRO") or are determined by the Adviser to be of comparable quality. The California Tax-Free Money Market Fund invests only in Municipal Securities with remaining effective maturities of 397 days or less, and which, at the time of purchase, possess one of the two highest short-term ratings from at least one NRSRO or are determined by the Adviser to be of comparable quality.

      Municipal Securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and public entities. In addition, private activity bonds that are issued by or on behalf of public agencies to finance privately operated facilities are included in the definition of Municipal Securities so long as they meet certain qualifications outlined in the Internal Revenue Code. In general, in order to qualify as a Municipal Security, a private activity bond must fall into one of the following categories: (i) exempt facility bonds (i.e., bonds issued to finance certain qualifying facilities, including airports, docks, water and sewage facilities, affordable rental housing, certain hazardous waste facilities, and certain transportation facilities); (ii) qualified mortgage bonds (i.e., bonds issued to finance single family projects, including housing for veterans); (iii) qualified small issue bonds (issuers are limited to $10,000,000 aggregate issuance); (iv) qualified student loan bonds; (v) qualified redevelopment bonds (i.e., bonds issued to finance projects within redevelopment areas); and (vi) qualified 501(c)(3) bonds (i.e., bonds issued for the benefit of qualified nonprofit corporations). In addition, the federal government imposes a volume cap each year that limits the aggregate amount of qualified private activity bonds other than qualified 501(c)(3) bonds that each state may issue.

      As described in the Prospectuses, the two principal classifications of Municipal Securities consist of "general obligation" and "revenue" issues. In general, only general obligation bonds are backed by the full faith and credit and general taxing power of the issuer. There are, of course, variations in the quality of Municipal Securities, both within a particular classification and between classifications, and the yields on Municipal Securities depend upon a variety of factors, including general market conditions, the financial condition of the issuer or other entity whose financial resources are supporting the Municipal Securities, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating(s) of the issue. In this regard, it should be emphasized that the ratings of any NRSRO are general and are not absolute standards of quality; Municipal Securities with the same maturity, interest rate and rating(s) may have different yields, while Municipal Securities of the same maturity and interest rate with a different rating(s) may have the same yield.

      In addition, Municipal Securities may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

      Certain Municipal Securities are secured by revenues from municipal leases or installment purchase agreements (referred to as "certificates of participation" or "COPs"). COPs typically provide that the public obligor has no obligation to make lease or installment payments in future years unless the public obligor has use and possession of the leased property. While the risk of non-appropriation is inherent to COP financing, this risk is mitigated by the Fund's policy to invest in COPs that are rated at a minimum rating of Baa3 by Moody's Service, Inc.

("Moody's") or BBB- by Standard & Poor's Corporation ("S&P"), or if not rated, determined to be of comparably high quality by the Adviser.

      Municipal Securities also include community facilities district (so-called "Mello-Roos") and assessment district bonds, which are usually unrated instruments issued by or on behalf of specially-formed districts to finance the building of roads, sewers, water facilities, schools and other public works and projects that are primarily secured by special taxes or benefit assessments levied on property located in the district. Some of these bonds cannot be rated because (i) the tax or assessment is often the obligation of a single developer in a to-be-built residential or commercial project, (ii) there are a limited number of taxpayers or assessees, (iii) or the issues are deemed too small to bear the additional expense of a rating. The purchase of these bonds is based upon the Adviser's determination that it is suitable for the Fund.

      Municipal Securities may also include, but are not limited to, short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes, and other forms of short-term tax-exempt securities. These instruments are issued in anticipation of the public obligor's receipt of taxes, fees, charges, revenues or subventions, the proceeds of future bond issues, or other revenues.

      An issuer's obligations with respect to its Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes or otherwise raise revenues. Certain of the Municipal Securities may be revenue securities and dependent on the flow of revenue, generally in the form of fees and charges. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions, including a decline in property value or a destruction of property due to natural disasters or acts of war.

      In addition, in accordance with its investment objective, each Fund may invest in private activity bonds, which may constitute Municipal Securities depending upon the federal income tax treatment of such bonds. Such bonds are usually revenue bonds because the source of payment and security for such bonds is the financial resources of the private entity involved; the full faith and credit and the taxing power, if any, of the issuer in normal circumstances will not be pledged. The payment obligations of the private entity also will be subject to bankruptcy and similar debtor's rights, as well as other exceptions similar to those described above. Moreover, the Funds may invest in obligations secured in whole or in part by a mortgage or deed of trust on real property. Some jurisdictions may limit the remedies of a creditor secured by a deed of trust, including California, as discussed below.

      Certain Municipal Securities in which the Funds may invest may be obligations that are secured in whole or in part by a mortgage or deed of trust on real property. California has certain statutory provisions, embellished by decisional law, that limit the remedies of a creditor secured by a deed of trust. Some of the provisions generally bar a creditor from obtaining a deficiency judgment for such secured obligations based either on the method of foreclosure or the type of debt secured. Other antideficiency provisions limit a creditor's deficiency based on the value of the real property security at the time of the foreclosure sale. Another statutory provision, commonly known as the "one-action" rule, has two aspects, an "affirmative defense" aspect and a "sanction" aspect. The "affirmative defense" aspect limits creditors secured by real property to a single action to enforce the obligation (e.g., a collection lawsuit or setoff) and under the related "security-first principle," requires the creditor to foreclose on the security before obtaining a judgment or other enforcement of the secured obligation. Under the "sanction" aspect, if the creditor secured by a lien on real property violates the one-action rule, the creditor loses its lien and, in some instances, the right to recover on the debt. Under the statutory provisions governing judicial foreclosures, the debtor has the right to redeem the title to the property for up to one year following the foreclosure sale.

      Upon the default under a deed of trust with respect to California real property, a creditor's nonjudicial foreclosure rights under the power of sale contained in the deed of trust are subject to certain procedural requirements whereby the effective minimum period for foreclosing on a deed of trust is generally 121 days after the initial default. Such foreclosure could be further delayed by bankruptcy proceedings initiated by the debtor. Such time delays could disrupt the flow of revenues available to an issuer for the payment of debt service on the outstanding obligations if such defaults occur with respect to a substantial number of deeds of trust securing an issuer's obligations. Following a creditor's non-judicial foreclosure under a power of sale, no deficiency judgment is available. This limitation, however, does not apply to recoveries for bad faith waste, certain kinds of fraud and pursuant to environmental indemnities. This limitation also does not apply to bonds authorized or permitted to be issued by the Commissioner of Corporations, or which are made by a public utility subject to the Public Utilities Act.

      Certain Municipal Securities in the Funds may be obligations that finance affordable residential housing development. Continuing compliance by the owner of the project with certain tenant income and rental restrictions is generally necessary to ensure that the Municipal Securities remain tax-exempt.

      Certain Municipal Securities in the Funds may be obligations that finance the acquisition of mortgages for low and moderate income single family homebuyers. These obligations may be payable solely from revenues derived from home loans secured by deeds of trust and may be subject to state limitations applicable to obligations secured by real property. For example, under California anti-deficiency legislation, there is usually no personal recourse against a borrower of a dwelling of no more than four units, at least one of which is occupied by such a borrower, where the dwelling has been purchased with the loan that is secured by the deed of trust, regardless of whether the creditor chooses judicial or nonjudicial foreclosure. In the event that this purchase money anti-deficiency rule applies to a loan secured by a deed of trust, and the value of the property subject to that deed of trust has been substantially reduced because of market forces or by an earthquake or other event for which the borrower carried no insurance, upon default, the issuer holding that loan nevertheless would generally be entitled to collect no more on its loan than it could obtain from the foreclosure sale of the property.

      The Funds, in accordance with their investment objective, may also invest indirectly in Municipal Securities by purchasing the shares of tax-exempt money market mutual funds. Such investments will be made solely for the purpose of investing short-term cash on a temporary tax-exempt basis and only in those funds with respect to which the Adviser believes with a high degree of certainty that redemption can be effected within seven days of demand. Additional limitations on investments by the Funds in the shares of other tax-exempt money market mutual funds are set forth under "Investment Restrictions" below.

      The Funds may invest in municipal obligations that are payable solely from the revenues of hospitals and other health care institutions, although the obligations may be secured by the real or personal property of such institutions. Certain provisions under federal and state law may adversely affect such revenues and, consequently, payment on those Municipal Securities.

      Legislation has been introduced from time to time regarding the California state personal income tax status of interest paid on Municipal Securities issued by the State of California and its local governments and held by investment companies such as the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund. The Funds can not predict what legislation relating to Municipal Securities, if any, may be proposed in the future or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially adversely affect the availability of Municipal Securities generally, as well as the availability of Municipal Securities issued by the State of California and its local governments specifically, for investment by the Funds and the liquidity and value of their portfolios. In such an event, each Fund would re-evaluate its investment objective and policies and consider changes in its structure or possible dissolution. See "Investments in California Municipal Securities by the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund" below.

      Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from gross income for federal income tax purposes or from California personal income taxes are rendered at the time of issuance by legal counsel selected by the public issuer and purportedly experienced in matters relating to the validity of and tax exemption of interest payable with respect to Municipal Securities issued by states and their political sub-divisions. Neither the Funds nor the Adviser will review the proceedings relating to the issuance of Municipal Securities or the basis for such opinions.

      INVESTMENTS IN CALIFORNIA MUNICIPAL SECURITIES BY THE CALIFORNIA TAX-FREE MONEY MARKET FUND AND THE CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND. The following information is a general summary intended to give a recent historical description, and is not a discussion of any specific factors that may affect any particular issuer of California Municipal Securities. The information is not intended to indicate continuing or future trends in the condition, financial or otherwise, of California.

      Because each of these California Funds expects to invest substantially all of its assets in California Municipal Securities, it will be susceptible to a number of complex factors affecting the issuers of California Municipal Securities, including national and local political, economic, social, environmental, and regulatory policies and conditions. The Funds cannot predict whether or to what extent such factors or other factors may affect the issuers of California Municipal Securities, the market value or marketability of such securities or the ability of the respective issuers of such securities to pay interest on, or principal of, such securities. The creditworthiness of obligations issued by a local California issuer may be unrelated to the creditworthiness of obligations issued by the State of California, and there is no responsibility on the part of the State of California to make payments on such local obligations.

      California experienced an unusually severe recession in the early and mid-1990s. Although California's economy had made a strong recovery during the late 1990s, the State's economy has again been under recessionary pressure since 2000. In early 2001, California's economy slipped into a recession, which was concentrated in its high-tech sector and, geographically, had the greatest impact in northern California. The economy has since stabilized; however, even with a nationwide recovery, there is a substantial risk that California will not experience strong economic growth until there is a significant turnaround in the high technology sector.

      As of the date of this Statement of Additional Information, there continue to be potential obstacles to national economic recovery. Such obstacles include a volatile stock market, widespread concern about corporate integrity, the campaign against terrorism and unrest in the Middle East. It is impossible to predict the impact of such factors on the California economy.

      During 2001, California also experienced a severe energy crisis. The energy crisis and its resolution put additional pressure on the State's financial and cash flow problems.


      The financial difficulties experienced by the State of California and municipal issuers during the recession of the first half of the 1990s resulted in the credit ratings of certain of their obligations being downgraded significantly by the major rating agencies. During the period in which California's economy subsequently made a strong steady recovery, California's credit ratings climbed from the lows experienced during the recession. The State's financial situation resulted in downgrades of its general obligation credit rating from "AA" levels in 2001 to "BBB" levels in 2003. The State's general obligation credit ratings were upgraded to "A-" in 2004 and are at "A" levels at present.

      The recent recession in California, like the recession in the early 1990s, resulted in a period of budget imbalance and huge year-end deficits. The State has experienced a decline in State revenues attributable in large part to declines in personal income tax receipts including particularly stock market-related income tax revenues, such as capital gains realizations and stock option income. The State's stock market-related personal income tax revenue declined by 72% between fiscal year 2000-01 and fiscal year 2002-03. The State estimates that stock market-related personal income tax revenue will increase modestly from $7.7 billion in fiscal year 2004-05 to $8.2 billion in fiscal year 2005-06. The State's economy has continued to grow slowly in fiscal years 2003-04 and 2004-05. At the same time, the State's health, welfare and education costs have been increasing. Despite the positive developments in the economic and revenue outlook, the State continues to experience budget problems. In January 2005, a funding gap of approximately $9.1 billion before corrective action was projected for the fiscal year 2005-06.

      In addressing the budget gap, the budget for fiscal year 2005-06 relied heavily on the use of several one-time measures such as using previously authorized bonds, deferring certain government expenditures, postponing the repayment of certain gap loans to local governments and other spending reductions. The structural deficit reflects in part customary expenditure growth due, among other things, to increases in educational program enrollment, health care caseload and population growth. The budget is projected to end the fiscal year 2005-06 with a reserve greater than $1 billion; however, absent corrective action, the State's budget system is still projected to product deficits in future years.


      The issuance of fiscal recovery bonds and certain other bonds is currently the subject of litigation. The Legislative Analyst's Office of California has projected that annual operating deficits in the absence of significant corrective action will persist through fiscal year 2008-09, ranging from $6 billion to $8.5 billion. The State's ability to raise revenues and reduce expenditures to the extent necessary to balance the budget for any year depends upon numerous factors, including economic conditions in the State and the nation, the accuracy of the State's revenue predictions, as well as the impact of budgetary restrictions imposed by voter-passed initiatives. Proposition 58, also known as the Balanced Budget Amendment, may place additional constraints on the budget process and the State's ability to raise revenue by requiring the State to enact a balanced budget, establish a special reserve and restrict future borrowing to cover budget deficits.


      On August 8, 2005, a lawsuit was filed by the California Teachers Association alleging that the State constitution's minimum school funding guarantee was not followed for fiscal years 2004-05 and 2005-06. Plaintiffs allege an underfunding of approximately $3.1 billion for the two fiscal years. It is impossible to predict the outcome of such lawsuit and its effects on California's economy and future budgets.


      During the recent recession, like the recession in the early 1990s, California depleted its available cash resources and became increasingly dependent on external borrowings to meet its cash needs. The State's debt was restructured in 2002 with a view toward achieving a level annual debt service. Among other things, the debt was restructured to defer principal payments until later years. For example, in 2002 the State's general obligation bonds have typically been issued with maturities ranging from 2005 to 2032 (callable after 2012).


      For many years California had relied almost entirely on revenue anticipation notes (which must be issued and repaid in the same fiscal year) to fund its operating budget during the fiscal year. During the recession in the early 1990s, the State expanded its external borrowing to include revenue anticipation warrants (which can be issued and repaid in different fiscal years). At that time the State was severely criticized by the major credit rating agencies for its delays in passing its fiscal budgets and for its reliance upon such external borrowings. The State did not issue revenue anticipation warrants during the last half of the 1990s. However, in 2002 California experienced a record delay in passing the fiscal 2003 budget and a severe cash flow strain caused the State again to issue revenue anticipation warrants. The State's delay in reaching consensus in passing the fiscal 2003 budget and its reliance on revenue anticipation warrants were again viewed as a "black mark" on the State's credit. In fiscal years 2003-04 and 2004-05, the State issued an aggregate total of $9 billion of revenue anticipation notes. The State expects to issue approximately $3 billion of revenue anticipation notes for the fiscal year 2005-06. It is not presently possible to determine the extent to which California will issue additional revenue anticipation warrants, short or long-term interest bearing notes or other instruments in future fiscal years.

      The ability of the State of California and its political sub-divisions to generate revenue through real property and other taxes and to increase spending has been significantly restricted by various constitutional and statutory amendments and voter-passed initiatives. Such limitations could affect the ability of California state and municipal issuers to pay interest or repay principal on their obligations.

      Certain of the securities in the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund may be obligations of issuers that rely in whole or in part, directly or indirectly, on ad valorem real property taxes as a source of revenue. Article XIII A of the California Constitution, adopted by the voters in 1978, limits ad valorem taxes on real property, and restricts the ability of taxing entities to increase real property and other taxes.

      Article XIII B of the California Constitution, originally adopted in 1979, limits significantly spending by state government and by "local governments".
Article XIII B generally limits the amount of the appropriations of the State and of local governments to the amount of appropriations of the entity for the prior year, adjusted for changes in the cost of living, population, and the services that the government entity is financially responsible for providing. To the extent that the "proceeds of taxes" of the State or a local government exceed its "appropriations limit," the excess revenues must be rebated. One of the exclusions from these limitations for any entity of government is the debt service costs of bonds existing or legally authorized as of January 1, 1979 or on bonded indebtedness thereafter approved by the voters. Although Article XIII B states that it shall not "be construed to impair the ability of the state or of any local government to meet its obligations with respect to existing or future bonded indebtedness," concern has been expressed with respect to the combined effect of such constitutionally imposed spending limits on the ability of California state and local governments to utilize bond financing.

      Article XIII B was modified substantially by Propositions 98 and 111 of 1988 and 1990, respectively. These initiatives changed the State's Article XIII B appropriations limit to require that the State set aside a prudent reserve fund for public education, and guarantee a minimum level of State funding for public elementary and secondary schools as well as community colleges. Such guaranteed spending has often been cited as one of the causes of the State's budget problems.

      The effect of Article XIII A, Article XIII B and other constitutional and statutory changes and of budget developments on the ability of California issuers to pay interest and principal on their obligations remains unclear, and may depend on whether a particular bond is a general obligation or limited obligation bond (limited obligation bonds being generally less affected).

      There is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent. For example, in December 1994, Orange County filed for bankruptcy. In June 1995, Orange County negotiated a rollover of its short-term debt originally due at that time; the major rating agencies considered the rollover a default. In June 1996, the investors in such overdue notes were paid and the Orange County bankruptcy ended. However, the Orange County bankruptcy and such default had a serious effect upon the market for California municipal obligations. In early 2001, the California energy crisis and the bankruptcy filing by one of the State's three investor-owned utilities also caused disruption and uncertainty in the California bond market.


      It is not possible to predict the future impact of voter initiatives, state constitutional amendments, legislation or economic considerations described above, or of such initiatives, amendments or legislation that may be enacted in the future.


      Numerous factors may adversely affect the State and municipal economies. For example, limits on federal funding could result in the loss of federal assistance otherwise available to the State.

      In addition, it is impossible to predict the time, magnitude, or location of a natural or other catastrophe, such as a major earthquake, fire or flood, or its effect on the California economy. In January 1994, a major earthquake struck the Los Angeles area, causing significant damage in a four-county area. The possibility exists that another natural disaster such as an earthquake could create a major dislocation of the California economy.

      The Funds' concentration in California Municipal Securities provides a greater level of risk than funds that are diversified across numerous states and municipal entities.

      14. PUTS. The California Tax-Free Money Market Fund, the California Intermediate Tax-Free Bond Fund and the National Intermediate Tax-Free Bond Fund may acquire "puts" with respect to the Municipal Securities held in their respective portfolios. A put is a right to sell a specified security (or securities) within a specified period of time at a specified exercise price. These Funds may sell, transfer, or assign a put only in conjunction with the sale, transfer, or assignment of the underlying security or securities.

      The amount payable to a Fund upon its exercise of a "put" is normally (i) the Fund's acquisition cost of the securities (excluding any accrued interest that the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

      Puts may be acquired by a Fund to facilitate the liquidity of the Fund's portfolio assets. Puts may also be used to facilitate the reinvestment of a Fund's assets at a rate of return more favorable than that of the underlying security. Under certain circumstances, puts may be used to shorten the maturity of underlying adjustable rate notes for purposes of calculating the remaining maturity of those securities and the dollar-weighted average portfolio maturity of the California Tax-Free Money Market Fund's assets pursuant to Rule 2a-7 under the 1940 Act.

      The California Tax-Free Money Market Fund, the California Intermediate Tax-Free Bond Fund and the National Intermediate Tax-Free Bond Fund will generally acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for puts either separately in cash or by paying a higher price for portfolio securities that are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities).

      15. SHARES OF MUTUAL FUNDS. Each Fund may invest in the securities of other investment companies (including exchange traded funds) to the extent permitted by the 1940 Act or pursuant to an exemption therefrom. Currently, the 1940 Act permits a Fund to invest up to 5% of its total assets in the shares of any one investment company, but it may not own more than 3% of the securities of any one registered investment company or invest more than 10% of its assets in the securities of other investment companies (these restrictions do not apply to the Asset Allocation Portfolios). In accordance with an exemptive order issued to HighMark Funds by the SEC, such other registered investment companies securities may include shares of a money market fund of HighMark Funds, and may include registered investment companies for which the Adviser or sub-adviser to a Fund (each, a "Sub-Adviser"), or an affiliate of such Adviser or Sub-Adviser, serves as investment adviser, administrator or distributor or provides other services. Because other investment companies employ an investment adviser, such investment by a Fund may cause shareholders of the Fund to bear duplicative fees. The Adviser will waive its advisory fees attributable to the assets of the investing Fund invested in a money market fund of HighMark Funds. Additional restrictions on the Fund's investments in the securities of a money market mutual fund are set forth under "Investment Restrictions" below.


      Investments by the California Tax-Free Money Market Fund in the shares of other tax-exempt money market mutual funds are described under "Municipal Securities" above.


      Exchange Traded Funds ("ETFs") are not subject to the 1940 Act limits described above. ETFs are investment companies that are registered under the 1940 Act as open-end funds or unit investment trusts ("UITs"). ETFs are actively traded on national securities exchanges and are generally based on specific domestic and foreign market indices. An "index-based ETF" seeks to track the performance of an index holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Because ETFs are based on an underlying basket of stocks or an index, they are subject to the same market fluctuations as these types of securities in volatile market swings.


      16. WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. Each Fund may enter into forward commitments or purchase securities on a "when-issued" basis, which means that the securities will be purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve the risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. A Fund will generally not pay for such securities and no interest accrues on the securities until they are received by the Fund. These securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Therefore, the purchase of securities on a "when-issued" basis may increase the risk of fluctuations in a Fund's net asset value.

      When a Fund agrees to purchase securities on a "when-issued" basis or enter into forward commitments, HighMark Funds' custodian will be instructed to set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. The Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment.

      The Funds expect that commitments to enter into forward commitments or purchase "when-issued" securities will not exceed 25% of the value of their respective total assets under normal market conditions; in the event any Fund exceeded this 25% threshold, the Fund's liquidity and the Adviser's ability to manage it might be adversely affected. In addition, the Funds do not intend to purchase "when-issued" securities or enter into forward commitments for speculative or leveraging purposes but only in furtherance of such Fund's investment objective.

      17. ZERO-COUPON SECURITIES. Consistent with its objectives, a Fund may invest in zero-coupon securities, which are debt securities that do not pay interest, but instead are issued at a deep discount from par. The value of the security increases over time to reflect the interest accrued. The value of these securities may fluctuate more than similar securities that are issued at par and pay interest periodically. Although these securities pay no interest to holders prior to maturity, interest on these securities is reported as income to the Fund and distributed to its shareholders. These distributions must be made from the Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income producing securities with cash used to make such distributions and its current income ultimately may be reduced as a result. The amount included in income is determined under a constant interest rate method. In addition, if an obligation is purchased subsequent to its original issue, a holder such as the Fixed Income Funds may elect to include market discount in income currently on a ratable accrual method or a constant interest rate method. Market discount is the difference between the obligation's "adjusted issue price" (the original issue price plus original issue discount accrued to date) and the holder's purchase price. If no such election is made, gain on the disposition of a market discount obligation is treated as ordinary income (rather than capital gain) to the extent it does not exceed the accrued market discount.

      18. OPTIONS (PUTS AND CALLS) ON SECURITIES. Each Equity Fund, the California Intermediate Tax-Free Bond Fund and the National Intermediate Tax-Free Bond Fund may buy options (puts and calls), and write call options on a covered basis. Under a call option, the purchaser of the option has the right to purchase, and the writer (the Fund) the obligation to sell, the underlying security at the exercise price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to purchase, the underlying security at the exercise price during the option period.

      There are risks associated with such investments, including the following:
(1) the success of a hedging strategy may depend on the ability of the Adviser or Sub-Adviser to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of securities held by a Fund and the price of options; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

      19. COVERED CALL WRITING. Each Equity Fund, the California Intermediate Tax-Free Bond Fund and the National Intermediate Tax-Free Bond Fund may write covered call options from time to time on such portion of its assets, without limit, as the Adviser determines is appropriate in seeking to obtain its investment objective. A Fund will not engage in option writing strategies for speculative purposes. A call option gives the purchaser of such option the right to buy, and the writer, in this case the Fund, has the obligation to sell the underlying security at the exercise price during the option period. The advantage to the Fund of writing covered calls is that the Fund receives a premium which is additional income. However, if the value of the security rises, the Fund may not fully participate in the market appreciation.

      During the option period, a covered call option writer may be assigned an exercise notice by the broker/dealer through whom such call option was sold, which requires the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. A closing purchase transaction is one in which a Fund, when obligated as a writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written. A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

      Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security, or to enable the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. The Fund may realize a net gain or loss from a closing purchase transaction, depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

      If a call option expires unexercised, the Fund will realize a short term capital gain in the amount of the premium on the option, less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security, and the proceeds of the sale of the security plus the amount of the premium on the option, less the commission paid.

      The market value of a call option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the price volatility of the underlying security and the time remaining until the expiration date.

      The Fund will write call options only on a covered basis, which means that the Fund will own the underlying security subject to a call option at all times during the option period or will own the right to acquire the underlying security at a price equal to or below the option's strike price. Unless a closing purchase transaction is effected the Fund would be required to continue to hold a security which it might otherwise wish to sell, or deliver a security it would want to hold. Options written by the Fund will normally have expiration dates between one and nine months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

      20. PURCHASING CALL OPTIONS. The Equity Funds, the California Intermediate Tax-Free Bond Fund and the National Intermediate Tax-Free Bond Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option. The Funds may sell, exercise or close out positions as the Adviser deems appropriate.

      21. PURCHASING PUT OPTIONS. Each Equity Fund, the California Intermediate Tax-Free Bond Fund and the National Intermediate Tax-Free Bond Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, a Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

      22. OPTIONS IN STOCK INDICES. The Equity Funds may engage in options on stock indices. A stock index assigns relative values to the common stock included in the index with the index fluctuating with changes in the market values of the underlying common stock.

      Options on stock indices are similar to options on stocks but have different delivery requirements. Stock options provide the right to take or make delivery of the underlying stock at a specified price. A stock index option gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return of the premium received, to make delivery of this amount. Gain or loss to a Fund on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities. As with stock options, a Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

      A stock index fluctuates with changes in the market values of the stock so included. Some stock index options are based on a broad market index, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index, or a narrower market index such as the Standard & Poor's 100. Indices are also based on an industry or market segment such as the

AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the following exchanges among others: The Chicago Board Options Exchange, New York Stock Exchange, American Stock Exchange and London Stock Exchange.

      A Fund's ability to hedge effectively all or a portion of its securities through transactions in options on stock indices depends on the degree to which price movements in the underlying index correlate with price movements in the Fund's portfolio securities. Since a Fund's portfolio will not duplicate the components of an index, the correlation will not be exact. Consequently, a Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities underlying the hedging instrument and the hedged securities which would result in a loss on both such securities and the hedging instrument.

      A Fund will enter into an option position only if there appears to be a liquid secondary market for such options.

      A Fund will not engage in transactions in options on stock indices for speculative purposes but only to protect appreciation attained, to offset capital losses and to take advantage of the liquidity available in the option markets. The aggregate premium paid on all options on stock indices will not exceed 20% of a Fund's total assets.

      23. RISK FACTORS IN OPTIONS TRANSACTIONS. The successful use of options strategies depends on the ability of the Adviser or, where applicable, the Sub-Adviser to forecast interest rate and market movements correctly.

      When it purchases an option, a Fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, a Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying securities, since the Fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

      The effective use of options also depends on a Fund's ability to terminate option positions at times when the Adviser or, where applicable, its Sub-Adviser deems it desirable to do so. Although a Fund will take an option position only if the Adviser or, where applicable, its Sub-Adviser believes there is liquid secondary market for the option, there is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.

      If a secondary trading market in options were to become unavailable, a Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A marketplace may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events such as volume in excess of trading or clearing capability, were to interrupt normal market operations. A marketplace may at times find it necessary to impose restrictions on particular types of options transactions, which may limit a Fund's ability to realize its profits or limit its losses.

      Disruptions in the markets for securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation (OCC) or other options markets, such as the London Options Clearing House, may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, a Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by a Fund has expired, the Fund could lose the entire value of its option.


      24. FUTURES CONTRACTS AND RELATED OPTIONS. The Equity Funds and Fixed Income Funds may invest in futures and related options based on any type of security or index traded on U.S. or foreign exchanges, or over the counter as long as the underlying security or the securities represented by the future or index are permitted investments of the Fund. Futures and options can be combined with each other in order to adjust the risk and return parameters of a Fund. The Equity Funds and Fixed Income Funds may enter into futures contracts, typically related to capital market indices or specific financial securities.

      A futures contract sale creates an obligation by the seller to deliver the type of instrument called for in the contract in a specified delivery month for a stated price. Purchasing a futures contract creates an obligation by the purchaser to take delivery of the type of instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken at settlement date are not determined until on or near that date. In certain cases, financial futures are settled in cash and therefore do not settle in delivery of the actual underlying commodity. The determination is made in accordance with the rules of the exchanges on which the futures contract was made. Futures contracts are traded in the United States only on the commodity exchange or boards of trade, known as "contract markets," approved for such trading by the Commodity Futures Trading Commission (the "CFTC"), and must be executed through a futures commission merchant or brokerage firm that is a member of the relevant contract market. Futures traded on non-U.S. exchanges are governed by similar local agencies and approved for use by the CFTC for U.S. investors.

      Although futures contracts call for actual delivery or acceptance of a commodity or security, financial contracts are usually settled in cash or closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Similarly, the closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

      Settlement of a futures contract does not require exchange of funds based on a price paid or received upon purchase or sale, although the Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash. U.S. Government securities or other acceptable securities as specified by the specific futures contract. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the Fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

      Subsequent payments, called "variation margin," are made on a daily basis to the listing exchange as the price of the underlying security fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to market." Gains and losses on futures contracts are therefore recognized on a daily basis.

      A Fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of making such a move would be to reduce or eliminate an exposure or hedge position held by the Fund. Such opening or closing transactions involve additional commission costs.

      In addition, to the extent consistent with their investment objectives and policies, the Funds may invest in currency futures contracts. A currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Futures contracts are designed by and traded on exchanges. A Fund would enter into futures contracts solely for hedging or other appropriate risk management purposes as defined in the controlling regulations.

      At the maturity of a futures contract, a Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

      Positions in the futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the Funds intend to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin, as described below.

      The Funds may conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into forward currency contracts to protect against uncertainty in the level of future exchange rates between particular currencies or between foreign currencies in which the Funds' securities are or may be denominated. Under normal circumstances, consideration of the prospect for changes in currency exchange rates will be incorporated into a Fund's investment strategy.

      When the Adviser believes that the currency of a particular country may suffer a significant decline against another currency, a Fund may enter into a currency contract to sell, for the appropriate currency, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. A Fund may realize a gain or loss from currency transactions.

      25. OPTIONS ON SECURITIES' FUTURES CONTRACTS. The Equity Funds and Fixed Income Funds will enter into written options on securities' futures contracts only when in compliance with the SEC's requirements, cash or equivalents equal in value to the securities' value (less any applicable margin deposits) have been deposited in a segregated account of the Fund's custodian. A Fund may purchase and write call and put options on the futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. A Fund may use such options on futures contracts in lieu of writing options directly on the underlying securities or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.


      As with options on securities, the holder or writer of an option may terminate his or her position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

      A Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above.

      Aggregate initial margin deposits for futures contracts (including futures contracts on securities, indices and currency) and premiums paid for related options may not exceed 5% of a Fund's total assets.


      26. RISK OF TRANSACTIONS IN SECURITIES' FUTURES CONTRACTS AND RELATED OPTIONS. Successful use of securities' futures contracts by a Fund is subject to the ability of the Adviser or, where applicable, the Sub-Adviser to predict correctly movements in the direction of interest rates and other factors affecting securities markets.


      Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to a Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the price of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

      There is no assurance that higher than anticipated trading activity or other unforeseen events will not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

      To reduce or eliminate a hedge position held by a Fund, the Fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both;
(iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.


      27. INDEX FUTURES CONTRACTS. The Equity Funds may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective, and may purchase and sell options on such index futures contracts. A Fund will not enter into any index futures contract for the purpose of speculation, and will only enter into contracts traded on securities exchanges with standardized maturity dates.


      An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contracts and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract. No price is paid upon entering into index futures contracts. When a Fund purchases or sells an index futures contract, it is required to make an initial margin deposit in the name of the futures broker and to make variation margin deposits as the value of the contract fluctuates, similar to the deposits made with respect to futures contracts on securities. Positions in index futures contracts may be closed only on an exchange or board of trade providing a secondary market for such index futures contracts. The value of the contract usually will vary in direct proportion to the total face value.

      A Fund's ability to effectively utilize index futures contracts depends on several factors. First, it is possible that there will not be a perfect price correlation between the index futures contracts and their underlying index. Second, it is possible that a lack of liquidity for index futures contracts could exist in the secondary market, resulting in the Fund's inability to close a futures position prior to its maturity date. Third, the purchase of an index futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate a futures transaction. In order to avoid leveraging and related risks, when a Fund purchases an index futures contract, it will collateralize its position by depositing an amount of cash or cash equivalents, equal to the market value of the index futures positions held, less margin deposits, in a segregated account with the Fund's custodian. Collateral equal to the current market value of the index futures position will be maintained only on a daily basis.

      The extent to which a Fund may enter into transactions involving index futures contracts may be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company and the Funds' intention to qualify as such.


     28. OPTIONS ON INDEX FUTURES CONTRACTS. Options on index futures contracts are similar to options on securities except that options on index futures contracts gives the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium.


      29. FOREIGN INVESTMENT. Certain of the Funds may invest in obligations of securities of foreign issuers. Permissible investments may consist of obligations of foreign branches of U.S. banks and foreign or domestic branches of foreign banks, including European Certificates of Deposit, European Time Deposits, Canadian Time Deposits and Yankee Certificates of Deposits, and investments in Canadian Commercial Paper, foreign securities and Europaper. In addition, the Equity Funds may invest in American Depositary Receipts. The Equity Funds and Fixed Income Funds may also invest in securities issued or guaranteed by foreign corporations or foreign governments, their political subdivisions, agencies or instrumentalities and obligations of supranational entities such as the World Bank and the Asian Development Bank. Any investments in these securities will be in accordance with a Fund's investment objective and policies, and are subject to special risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. To the extent that a Fund may invest in securities of foreign issuers that are not traded on any exchange, there is a further risk that these securities may not be readily marketable. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

      30. FOREIGN CURRENCY TRANSACTIONS. To the extent consistent with their investment objectives and strategies, the Equity Funds, the Bond Fund and the Short Term Bond Fund may engage in foreign currency exchange transactions to protect against uncertainty in the level of future exchange rates. The Equity Funds, the Bond Fund and the Short Term Bond Fund may engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities ("transaction hedging"), and to protect the value of specific portfolio positions ("position hedging"). The Equity Funds, the Bond Fund and the Short Term Bond Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency, and may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase or sell foreign currency futures contracts ("futures contracts"). The Equity Funds, the Bond Fund and the Short Term Bond Fund may also purchase domestic and foreign exchange-listed and over-the-counter call and put options on foreign currencies and futures contracts. Hedging transactions involve costs and may result in losses, and a Fund's ability to engage in hedging and related options transactions may be limited by tax considerations.

      31. TRANSACTION HEDGING. When it engages in transaction hedging, an Equity Fund, the Bond Fund or the Short Term Bond Fund enters into foreign currency transactions with respect to specific receivables or payables of the Fund, generally arising in connection with the purchase or sale of its portfolio securities. An Equity Fund, the Bond Fund or the Short Term Bond Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, an Equity Fund, the Bond Fund or the Short Term Bond Fund will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.


      For transaction hedging purposes the Equity Funds, the Bond Fund and the Short Term Bond Fund may also purchase exchange-listed call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives a Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives a Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a Fund the right to purchase a currency at the exercise price until the expiration of the option.


      32. POSITION HEDGING. When it engages in position hedging, an Equity Fund, the Bond Fund or the Short Term Bond Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the value of currency for securities which the Adviser or Sub-Adviser expects to purchase, when the Fund holds cash or short-term investments). In connection with the position hedging, an Equity Fund, the Bond Fund or the Short Term Bond Fund may purchase or sell foreign currency forward contracts or foreign currency on a spot basis.


      The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

      It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward contract or futures contract. Accordingly, it may be necessary for an Equity Fund, the Bond Fund or the Short Term Bond Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

      Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which a Fund owns or expects to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

      At the discretion of the Adviser or Sub-Adviser, the Equity Funds, the Bond Fund and the Short Term Bond Fund may employ the currency hedging strategy known as "cross-hedging" by using forward currency contracts, currency options or a combination of both. When engaging in cross-hedging, a Fund seeks to protect against a decline in the value of a foreign currency in which certain of its portfolio securities are denominated by selling that currency forward into a different currency for the purpose of diversifying the Fund's total currency exposure or gaining exposure to a foreign currency that is expected to outperform.


      33. CURRENCY FORWARD CONTRACTS. To the extent consistent with their investment objectives and policies, the Equity Funds, the Bond Fund and the Short Term Bond Fund may invest in currency forward contracts. A currency forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward contracts are trades in the interbank markets conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

      Forward contracts differ from futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.


      At the maturity of a forward contract, a Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.


      The Equity Funds, the Bond Fund and the Short Term Bond Fund may conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into forward currency contracts to protect against uncertainty in the level of future exchange rates between particular currencies or between foreign currencies in which the Funds' securities are or may be denominated. Under normal circumstances, consideration of the prospect for changes in currency exchange rates will be incorporated into a Fund's long-term investment strategies. However, the Adviser and Sub-Adviser believe that it is important to have the flexibility to enter into forward currency contracts when it determines that the best interests of a Fund will be served.

      When the Adviser and/or Sub-Adviser believe that the currency of a particular country may suffer a significant decline against another currency, an Equity Fund, the Bond Fund or the Short Term Bond Fund may enter into a currency contract to sell, for the appropriate currency, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. A Fund may realize a gain or loss from currency transactions.


      34. GENERAL CHARACTERISTICS OF CURRENCY FUTURES CONTRACTS. When an Equity Fund, the Bond Fund or the Short Term Bond Fund purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash or U.S. Treasury bills up to 5% of the amount of the futures contract. This amount is known as "initial margin." The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions.


      Rather, initial margin is similar to a performance bond or good faith deposit that is returned to a Fund upon termination of the contract, assuming the Fund satisfies its contractual obligation.

      Subsequent payments to and from the broker occur on a daily basis in a process known as "marking to market." These payments are called "variation margin," and are made as the value of the underlying futures contract fluctuates. For example, when an Equity Fund, the Bond Fund or the Short Term Bond Fund sells a futures contract and the price of the underlying currency rises above the delivery price, the Fund's position declines in value. The Fund then pays a broker a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the currency underlying the futures contract. Conversely, if the price of the underlying currency falls below the delivery price of the contract, the Fund's futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the currency underlying the futures contract.

      When an Equity Fund, the Bond Fund or the Short Term Bond Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or gain. Such closing transactions involve additional commission costs.


      35. INDEX-BASED INVESTMENTS. Index-Based Investments, such as Standard & Poor's Depository Receipts ("SPDRs"), NASDAQ-100 Index Tracking Stock ("NASDAQ 100s") and Dow Jones DIAMONDS ("Diamonds"), are interests in UIT that may be obtained from the UIT or purchased in the secondary market. SPDRs, NASDAQ 100s and DIAMONDS are listed on the American Stock Exchange.


      A UIT will generally issue Index-Based Investments in aggregations of 50,000 known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (a) a portfolio of securities substantially similar to the component securities ("Index Securities") of the applicable index (the "Index"),
(b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the Index and the net asset value of a Portfolio Deposit.

      Index-Based Investments are not individually redeemable, except upon termination of the UIT. To redeem, the portfolio must accumulate enough Index-Based Investments to reconstitute a Creation Unit (large aggregations of a particular Index-Based Investment). The liquidity of small holdings of Index-Based Investments, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, the portfolio will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

      The price of Index-Based Investments is derived and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of Index-Based Investments is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for Index-Based Investments is based on a basket of stocks. Disruptions in the markets for the securities underlying Index-Based Investments purchased or sold by the Portfolio could result in losses on Index-Based Investments. Trading in Index-Based Investments involves risks similar to those risks, described above under "Options," involved in the writing of options on securities.


      36. SMALL CAP/SPECIAL EQUITY SITUATION SECURITIES. Certain Funds may invest in the securities of small capitalization companies and companies in special equity situations. Companies are considered to have a small market capitalization if their capitalization is within the range of those companies in the Russell 2000 Index. Companies are considered to be experiencing special equity situations if they are experiencing unusual and possibly non-repetitive developments, such as mergers; acquisitions; spin-offs; liquidations; reorganizations; and new products, technology or management. These companies may offer greater opportunities for capital appreciation than larger, more established companies, but investment in such companies may involve certain special risks. These risks may be due to the greater business risks of small size, limited markets and financial resources, narrow product lines and frequent lack of depth in management. The securities of such companies are often traded in the over-the-counter market and may not be traded in volumes typical on a national securities exchange. Thus, the securities of such companies may be less liquid, and subject to more abrupt or erratic market movements than securities of larger, more established growth companies. Since a "special equity situation" may involve a significant change from a company's past experiences, the uncertainties in the appraisal of the future value of the company's equity securities and the risk of a possible decline in the value of the Funds' investments are significant.

      37. HIGH YIELD SECURITIES. To the extent consistent with their investment objectives and policies, the Equity Funds and the Fixed Income Funds may invest in lower rated securities. Fixed income securities are subject to the risk of an issuer's ability to meet principal and interest payments on the obligation (credit risk), and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (i.e., high yield) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. The market values of fixed-income securities tend to vary inversely with the level of interest rates. Yields and market values of high yield securities will fluctuate over time, reflecting not only changing interest rates but the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower rated securities may decline in value due to heightened concern over credit quality, regardless of the prevailing interest rates. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term investing.


      Adverse economic developments can disrupt the market for high yield securities, and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity which may lead to a higher incidence of default on such securities. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, a Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Furthermore, HighMark Funds may experience difficulty in valuing certain securities at certain times. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating a Fund's net asset value.

      Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls an obligation for redemption, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund's investment portfolio and increasing the exposure of the Fund to the risks of high yield securities.

      A Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interest of security holders if it determines this to be in the interest of its shareholders.


      38. MONEY MARKET INSTRUMENTS. Each Fund, subject to its own investment limitations, may invest in money market instruments which are short-term, debt instruments or deposits and may include, for example, (i) commercial paper rated within the highest rating category by a NRSRO at the time of investment, or, if not rated, determined by the Adviser to be of comparable quality; (ii) obligations (certificates of deposit, time deposits, bank master notes, and bankers' acceptances) of thrift institutions, savings and loans, U.S. commercial banks (including foreign branches of such banks), and U.S. and foreign branches of foreign banks, provided that such institutions (or, in the case of a branch, the parent institution) have total assets of $1 billion or more as shown on their last published financial statements at the time of investment; (iii) short-term corporate obligations rated within the three highest rating categories by a NRSRO (e.g., at least A by S&P or A by Moody's) at the time of investment, or, if not rated, determined by the Adviser to be of comparable quality; (iv) general obligations issued by the U.S. Government and backed by its full faith and credit, and obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. Government (e.g., obligations issued by Farmers Home Administration, Government National Mortgage Association, Federal Farm Credit Bank and Federal Housing Administration); (v) receipts, including TRs, TIGRs and CATS (as defined below); (vi) repurchase agreements involving such obligations; (vii) money market funds and (viii) foreign commercial paper. Certain of the obligations in which a Fund may invest may be variable or floating rate instruments, may involve conditional or unconditional demand features and may include variable amount master demand notes.

      39. TREASURY RECEIPTS. Consistent with its investment objective, policies and restrictions, each Fund may invest in Treasury receipts. Treasury receipts are interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates of such receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include "Treasury Receipts" ("TR's"), "Treasury Investment Growth Receipts" ("TIGR's"), and "Certificates of Accrual on Treasury Securities" ("CATS"). TR's, TIGR's and CATS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accrued over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest-paying securities.

      40. HIGH QUALITY INVESTMENTS WITH REGARD TO THE MONEY MARKET FUNDS. As noted in the Prospectuses for the Money Market Funds, each such Fund may invest only in obligations determined by the Adviser to present minimal credit risks under guidelines adopted by HighMark Funds' Board of Trustees.

      With regard to the Diversified Money Market Fund and the California Tax-Free Money Market Fund, investments will be limited to "Eligible Securities." Eligible Securities include First Tier Securities and Second Tier Securities. First Tier Securities include those that possess at least one rating in the highest category and, if the securities do not possess a rating, those that are determined to be of comparable quality by the Adviser pursuant to guidelines adopted by the Board of Trustees. Second Tier Securities are all other Eligible Securities.

      A security subject to a tender or demand feature will be considered an Eligible Security only if both the demand feature and the underlying security possess a high quality rating or, if such do not possess a rating, are determined by the Adviser to be of comparable quality; provided, however, that where the demand feature would be readily exercisable in the event of a default in payment of principal or interest on the underlying security, the obligation may be acquired based on the rating possessed by the demand feature or, if the demand feature does not possess a rating, a determination of comparable quality by the Adviser. In applying the above-described investment policies, a security that has not received a short-term rating will be deemed to possess the rating assigned to an outstanding class of the issuer's short-term debt obligations if determined by the Adviser to be comparable in priority and security to the obligation selected for purchase by the Fund, or, if not available, the issuer's long-term obligations, but only in accordance with the requirements of Rule 2a-7. A security that at the time of issuance had a maturity exceeding 397 days but, at the time of purchase, has a remaining maturity of 397 days or less, is considered an Eligible Security if it possesses a long-term rating, within the two highest rating categories.

      Certain of the obligations in which the Funds may invest may be variable or floating rate instruments, may involve a conditional or unconditional demand feature, and may include variable amount master demand notes.

      In the case of the Diversified Money Market Fund, Eligible Securities include those obligations that, at the time of purchase, possess the highest short-term rating from at least one NRSRO (the Diversified Money Market Fund may also invest up to 5% of its net assets in obligations that, at the time of purchase, possess one of the two highest short-term ratings from at least one NRSRO, and in obligations that do not possess a short-term rating (i.e., are unrated) but are determined by the Adviser to be of comparable quality to the rated instruments eligible for purchase by the Fund under guidelines adopted by the Board of Trustees). In the case of the California Tax-Free Money Market Fund, Eligible Securities include those obligations that, at the time of purchase, possess one of the two highest short-term ratings by at least one NRSRO or do not possess a short-term rating (i.e., are unrated) but are determined by the Adviser to be of comparable quality to the rated obligations eligible for purchase by the Fund under guidelines adopted by the Board of Trustees.

      Specific obligations that the Diversified Money Market Fund may invest in include:

      (i) obligations issued by the U.S. Government, and backed by its full faith and credit, and obligations issued or guaranteed as to principal and interest by the agencies or instrumentalities of the U.S. Government (e.g., obligations issued by Farmers Home Administration, Government National Mortgage Association, Federal Farm Credit Bank and Federal Housing Administration);

      (ii) obligations such as bankers' acceptances, bank notes, certificates of deposit and time deposits of thrift institutions, savings and loans, U.S. commercial banks (including foreign branches of such banks), and U.S. and foreign branches of foreign banks, provided that such institutions (or, in the case of a branch, the parent institution) have total assets of $1 billion or more as shown on their last published financial statements at the time of investment;

      (iii) short-term promissory notes issued by corporations, including Canadian Commercial Paper ("CCP"), which is U.S. dollar-denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer;

      (iv) U.S. dollar-denominated securities issued or guaranteed by foreign governments, their political subdivisions, agencies or instrumentalities, and obligations of supranational entities such as the World Bank and the Asian Development Bank (provided that the Fund invests no more than 5% of its assets in any such instrument and invests no more than 25% of its assets in such instruments in the aggregate);

      (v) readily-marketable, short-term asset-backed debt securities, repayment on which is obtained from an identifiable pool of assets, typically receivables related to a particular industry. The Fund intends to invest no more than 25% of its assets (measured at time of purchase) in each of the following categories of asset-backed securities: (1) asset-backed securities backed primarily by credit card receivables, (2) asset-backed securities backed primarily by auto loan or auto lease related receivables, (3) asset-backed securities backed primarily by trade receivables, (4) asset-backed securities backed primarily by U.S. Government securities or U.S. Government guaranteed loans and (5) asset-backed securities not backed primarily by any one of the types of collateral listed in the foregoing clauses (1)-(4). For purposes of its fundamental investment restriction limiting its investments in the securities of one or more issuers conducting their principal business activities in the same industry, the Fund considers issuers of asset-backed securities backed primarily by receivables relating to any one industry (an "operating industry") to be in a separate industry from that operating industry. For example, issuers of asset-backed securities backed primarily by auto loan or auto lease related receivables are considered to be in a separate industry from the automobile industry itself;

      (vi)  Treasury receipts, including TRs, TIGRs and CATs;

      (vii) repurchase agreements involving such obligations; and

     (viii) short term taxable obligations issued by a state or political subdivision of the United States issued to raise funds for various public purposes.

      The Diversified Money Market Fund will not invest more than 5% of its total assets in the First Tier Securities of any one issuer, except that the Fund may invest up to 25% of its total assets in First Tier Securities of a single issuer for a period of up to three business days. (This three-day "safe harbor" provision will not be applicable to the California Tax-Free Money Market Fund, because single state funds are specifically excluded from this Rule 2a-7 provision.) In addition, the Diversified Money Market Fund may not invest more than 5% of its total assets in Second Tier Securities, with investments in the Second Tier Securities of any one issuer further limited to the greater of 1% of the Fund's total assets or $1.0 million. If a percentage limitation is satisfied at the time of purchase, a later increase in such percentage resulting from a change in the Diversified Money Market Fund's net asset value or a subsequent change in a security's qualification as a First Tier or Second Tier Security will not constitute a violation of the limitation. In addition, there is no limit on the percentage of the Diversified Money Market Fund's assets that may be invested in obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities and repurchase agreements fully collateralized by such obligations. Under the guidelines adopted by HighMark Funds' Board of Trustees, in accordance with Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"), when in the best interests of the shareholders of a Fund, the Adviser may be required to promptly take appropriate action with respect to an obligation held in a Fund's portfolio in the event of certain developments that indicate a diminishment of the instrument's credit quality, such as where an NRSRO downgrades an obligation below the second highest rating category, or in the event of a default relating to the financial condition of the issuer.

      Appendix A to this Statement of Additional Information identifies each NRSRO that may be utilized by the Adviser with regard to portfolio investments for the Funds and provides a description of relevant ratings assigned by each such NRSRO. A rating by a NRSRO may be utilized only where the NRSRO is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instrument.


      41. ILLIQUID SECURITIES. Each Fund has adopted a non-fundamental policy (which may be changed without shareholder approval) prohibiting the Fund from investing more than 15% (in the case of each of the Money Market Funds, not more than 10%) of its total assets in "illiquid" securities, which include securities with legal or contractual restrictions on resale or for which no readily available market exists but exclude such securities if resalable pursuant to Rule 144A under the Securities Act ("Rule 144A Securities"). Pursuant to this policy, the Funds may purchase Rule 144A Securities only in accordance with liquidity guidelines established by the Board of Trustees of HighMark Funds and only if the investment would be permitted under applicable state securities laws.

      42. RESTRICTED SECURITIES. Each Fund has adopted a non-fundamental policy (which may be changed without shareholder approval) permitting the Fund to invest in restricted securities provided the Fund complies with the illiquid securities policy described above. Restricted securities are securities that may not be sold to the public without registration under the Securities Act of 1933 ("1933 Act") and may be either liquid or illiquid. The Adviser will determine the liquidity of restricted securities in accordance with guidelines established by HighMark Funds' Board of Trustees. Restricted securities purchased by the Funds may include Rule 144A securities and commercial paper issued in reliance upon the "private placement" exemption from registration under Section 4(2) of the 1933 Act (whether or not such paper is a Rule 144A security).

                             INVESTMENT RESTRICTIONS

      Unless otherwise indicated, the following investment restrictions are fundamental and, as such, may be changed with respect to a particular Fund only by a vote of a majority of the outstanding Shares of that Fund (as defined below). Except with respect to a Fund's restriction governing the borrowing of money, if a percentage restriction is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of the restriction.

100% U.S. TREASURY MONEY MARKET FUND

      The 100% U.S. Treasury Money Market Fund may not purchase securities other than short-term obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Treasury.

CALIFORNIA TAX-FREE MONEY MARKET FUND

      Under normal market conditions, at least 80% of the total assets of the California Tax-Free Money Market Fund will be invested in Municipal Securities, the interest on which, in the opinion of bond counsel, is both excluded from gross income for federal income tax purposes and California personal income tax purposes, and does not constitute a preference item for individuals for purposes of the federal alternative minimum tax.

EACH OF THE LARGE CAP GROWTH FUND, THE BALANCED FUND, THE BOND FUND, THE DIVERSIFIED MONEY MARKET FUND AND THE 100% U.S. TREASURY MONEY MARKET FUND MAY
NOT:

            1. Purchase securities on margin (except that, with respect to the Large Cap Growth Fund, the Balanced Fund and the Bond Fund only, such Funds may make margin payments in connection with transactions in options and financial and currency futures contracts), sell securities short, participate on a joint or joint and several basis in any securities trading account, or underwrite the securities of other issuers, except to the extent that a Fund may be deemed to be an underwriter under certain securities laws in the disposition of "restricted securities" acquired in accordance with the investment objectives and policies of such Fund;

            2. Purchase or sell commodities, commodity contracts (excluding, with respect to the Large Cap Growth Fund, the Balanced Fund, and the Bond Fund, options and financial and currency futures contracts), oil, gas or mineral exploration leases or development programs, or real estate (although investments by the Large Cap Growth Fund, the Balanced Fund, the Bond Fund, and the Diversified Money Market Fund in marketable securities of companies engaged in such activities and investments by the Large Cap Growth Fund, the Balanced Fund, and the Bond Fund in securities secured by real estate or interests therein, are not hereby precluded to the extent the investment is appropriate to such Fund's investment objective and policies);

            3. Invest in any issuer for purposes of exercising control or management;

            4. Purchase or retain securities of any issuer if the officers or Trustees of HighMark Funds or the officers or directors of its investment adviser owning beneficially more than one-half of 1% of the securities of such issuer together own beneficially more than 5% of such securities; or

            5. Borrow money or issue senior securities, except that a Fund may borrow from banks or enter into reverse repurchase agreements for temporary emergency purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with permissible borrowings and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of its borrowing. A Fund will not invest in additional securities until all its borrowings (including reverse repurchase agreements) have been repaid. For purposes of this restriction, the deposit of securities and other collateral arrangements with respect to options and financial and currency futures contracts, and payments of initial and variation margin in connection therewith, are not considered a pledge of a Fund's assets.

THE DIVERSIFIED MONEY MARKET FUND MAY NOT:

            1. Buy common stocks or voting securities, or state, municipal or private activity bonds;

            2. Write or purchase put or call options;

            3. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities, if, immediately after the purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer (except that up to 25% of the value of the Fund's total assets may be invested without regard to the 5% limitation). (As indicated below, the Fund has adopted a non-fundamental investment policy that is more restrictive than this fundamental investment limitation);

            4. Purchase any securities that would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities, domestic bank certificates of deposit or bankers' acceptances, and repurchase agreements secured by bank instruments or obligations of the U.S. Government, its agencies, or instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services (for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry); or

            5. Make loans, except that the Fund may purchase or hold debt instruments, lend portfolio securities, and enter into repurchase agreements as permitted by its investment objective and policies.

      The Diversified Money Market Fund has adopted, in accordance with Rule 2a-7, a non-fundamental policy providing that the 5% limit noted in limitation
(3) above shall apply to 100% of the Fund's assets. Notwithstanding this policy, the Fund may invest up to 25% of its assets in First Tier qualified securities of a single issuer for up to three business days.

THE 100% U.S. TREASURY MONEY MARKET FUND:

            1. May not buy common stocks or voting securities, or state, municipal or private activity bonds;

            2. May not write or purchase put or call options;

            3. May purchase securities of any issuer only when consistent with the maintenance of its status as a diversified company under the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time;

            4. May not concentrate investments in a particular industry or group of industries, as concentration is defined or interpreted under the Investment Company Act of 1940, or the rules and regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations, provided that there is no limitation with respect to domestic bank certificates of deposit or bankers' acceptances, and repurchase agreements secured by such bank instruments; and

            5. May not make loans, except that the Fund may purchase or hold debt instruments, lend portfolio securities, and enter into repurchase agreements as permitted by its investment objective and policies.

EACH OF THE BALANCED FUND, THE LARGE CAP GROWTH FUND, THE VALUE MOMENTUM FUND AND THE BOND FUND MAY NOT:

            1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities, if, immediately after the purchase, more than 5% of the value of such Fund's total assets would be invested in the issuer or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the issuer's outstanding voting securities (except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations).

            2. Purchase any securities that would cause more than 25% of such Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. or foreign governments or their agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and
      (c) utilities will be divided according to their services (for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry); or

            3. Make loans, except that a Fund may purchase or hold debt instruments, lend portfolio securities, and enter into repurchase agreements in accordance with its investment objective and policies.

EACH OF THE BALANCED FUND, THE LARGE CAP VALUE FUND, THE LARGE CAP GROWTH FUND, THE SMALL CAP GROWTH FUND, THE BOND FUND, THE NATIONAL INTERMEDIATE TAX-FREE BOND FUND, THE 100% U.S. TREASURY MONEY MARKET FUND, THE CALIFORNIA TAX-FREE MONEY MARKET FUND, THE DIVERSIFIED MONEY MARKET FUND AND THE U.S. GOVERNMENT MONEY MARKET FUND MAY NOT:

            1. Purchase securities of other investment companies, except as permitted by the 1940 Act.

THE VALUE MOMENTUM FUND:

            1. May purchase securities of any issuer only when consistent with the maintenance of its status as a diversified company under the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

            2. Will not concentrate investments in a particular industry or group of industries, or within any one state, as concentration is defined under the Investment Company Act of 1940, or the rules and regulations thereunder, as such statute, rules or regulations may be amended from time to time.

            3. May issue senior securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

            4. May lend or borrow money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

            5. May purchase or sell commodities, commodities contracts, futures contracts, or real estate to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

            6. May underwrite securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

            7. May pledge, mortgage or hypothecate any of its assets to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

EACH OF THE CORE EQUITY FUND, THE SMALL CAP GROWTH FUND, THE SMALL CAP VALUE FUND, THE CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND AND THE NATIONAL INTERMEDIATE TAX-FREE BOND FUND:

            1. May purchase securities of any issuer only when consistent with the maintenance of its status as a diversified company under the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

            2. May not concentrate investments in a particular industry or group of industries, as concentration is defined or interpreted under the Investment Company Act of 1940, or the rules and regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations.

            3. May issue senior securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations.

            4. May lend or borrow money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations.

            5. May purchase or sell commodities, commodities contracts, futures contracts, or real estate to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

            6. May underwrite securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations.

EACH OF THE LARGE CAP VALUE FUND, THE CALIFORNIA TAX-FREE MONEY MARKET FUND, THE U.S. GOVERNMENT MONEY MARKET FUND, THE SHORT TERM BOND FUND AND THE ASSET ALLOCATION PORTFOLIOS:

            1. May purchase securities of any issuer only when consistent with the maintenance of its status as a diversified company under the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

            2. May not concentrate investments in a particular industry or group of industries, as concentration is defined or interpreted under the Investment Company Act of 1940, or the rules and regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations, provided that, with respect to the California Tax-Free Money Market Fund and the U.S. Government Money Market Fund, there is no limitation with respect to domestic bank certificates of deposit or bankers' acceptances, and repurchase agreements secured by such bank instruments.

            3. May issue senior securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations.

            4. May lend or borrow money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations.

            5. May purchase or sell commodities, commodities contracts, futures contracts, or real estate to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations.

            6. May underwrite securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations.

      The fundamental investment restrictions of many of the Funds have been adopted to avoid wherever possible the necessity of shareholder meetings unless otherwise required by the 1940 Act. This recognizes the need to react quickly to changes in the law or new investment opportunities in the securities markets and the cost and time involved in obtaining shareholder approvals for diversely held investment companies. However, the Funds also have adopted non-fundamental investment restrictions, set forth below, which in some instances may be more restrictive than their fundamental investment restrictions. Any changes in a Fund's non-fundamental investment restrictions will be communicated to the Fund's shareholders prior to effectiveness.

1940 ACT RESTRICTIONS. Under the 1940 Act, and the rules, regulations and interpretations thereunder, a "diversified company," as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or its instrumentalities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer or more than 10% of the issuer's voting securities would be held by the fund. "Concentration" is generally interpreted under the 1940 Act to be investing more than 25% of net assets in an industry or group of industries. The 1940 Act limits the ability of investment companies to borrow and lend money and to underwrite securities. The 1940 Act currently prohibits an open-end fund from issuing senior securities, as defined in the 1940 Act, except under very limited circumstances.

      The 1940 Act also limits the amount that the Funds may invest in other investment companies prohibiting each Fund from: (i) owning more than 3% of the total outstanding voting stock of a single other investment company; (ii) investing more than 5% of its total assets in the securities of a single other investment company; and (iii) investing more than 10% of its total assets in securities of all other investment companies. These limitations are not applicable with respect to the Asset Allocation Portfolios' investments in other HighMark Funds. The SEC rules applicable to money market funds also govern and place certain quality restrictions on these investments.

      Additionally, the 1940 Act limits the Funds' ability to borrow money, prohibiting the Funds from issuing senior securities, except a Fund may borrow from any bank, provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by the Fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%.

THE FOLLOWING INVESTMENT LIMITATIONS OF THE CORE EQUITY FUND, THE LARGE CAP VALUE FUND, THE SMALL CAP GROWTH FUND, THE SMALL CAP VALUE FUND, THE VALUE MOMENTUM FUND, THE SHORT TERM BOND FUND, THE CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND, THE NATIONAL INTERMEDIATE TAX-FREE BOND FUND, THE CALIFORNIA TAX-FREE MONEY MARKET FUND, THE U.S. GOVERNMENT MONEY MARKET FUND AND THE ASSET ALLOCATION PORTFOLIOS ARE NON-FUNDAMENTAL POLICIES. EACH FUND MAY NOT:

            1. Purchase or sell real estate, real estate limited partnership interests, and commodities or commodities contracts (except that the Fund may invest in futures contracts and options on futures contracts, as disclosed in the prospectuses). However, subject to its permitted investments, the Fund may invest in companies which invest in real estate, securities or loans secured by interests in real estate, commodities or commodities contracts.

            2. Borrow money or issue senior securities, except that the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions and the Fund may enter into reverse repurchase agreements for temporary emergency purposes in amounts up to 33 1/3% of the value of its total assets at the time of such borrowing.

            3. Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

            4. Sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short), however, this policy does not prevent the Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments and the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions.

THE FOLLOWING NON-FUNDAMENTAL INVESTMENT POLICIES WILL NOT BE CHANGED WITHOUT 60 DAYS' ADVANCE NOTICE TO SHAREHOLDERS:

            1. Under normal circumstances, the HighMark Core Equity Fund will invest at least 80% of its assets in equity securities.

            2. Under normal circumstances, the HighMark Large Cap Growth Fund will invest at least 80% of its assets in large capitalization companies.

            3. Under normal circumstances, the HighMark Large Cap Value Fund will invest at least 80% of its assets in large capitalization companies.

            4. Under normal circumstances, the HighMark Small Cap Value Fund will invest at least 80% of its assets in small capitalization companies.

            5. Under normal circumstances, the HighMark Small Cap Growth Fund will invest at least 80% of its assets in small capitalization companies.

            6. Under normal circumstances, the HighMark Bond Fund will invest at least 80% of its assets in bonds.

            7. Under normal circumstances, the HighMark Short Term Bond Fund will invest at least 80% of its assets in bonds.

            8. Under normal circumstances, the HighMark U.S. Government Money Market Fund will invest at least 80% of its net assets plus borrowings in U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities.

      Any notice required to be delivered to shareholders of a Fund for the purpose of announcing an intended change in one of the non-fundamental policies identified in 1 through 8 immediately above will be provided in plain English in a separate written document. Each such notice will contain, in bold-face type and placed prominently in the document, the following statement: "Important Notice Regarding Change in Investment Policy." This statement, if delivered separately from other communications to shareholders, will also appear on the envelope in which such notice is delivered.

ADDITIONAL NON-FUNDAMENTAL POLICIES. The Diversified Money Market Fund, the U.S. Government Money Market Fund, and the 100% U.S. Treasury Money Market Fund have each adopted, in accordance with Rule 2a-7, a non-fundamental policy providing that the Fund may not purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if, immediately after the purchase, more than 5% of the value of such Fund's total assets would be invested in the issuer. Notwithstanding this policy, each Fund may invest up to 25% of its assets in First Tier qualified securities of a single issuer for up to three business days.

VOTING INFORMATION. As used in this Statement of Additional Information, a "vote of a majority of the outstanding Shares" of HighMark Funds or a particular Fund or a particular class of Shares of HighMark Funds or a Fund means the affirmative vote of the lesser of (a) more than 50% of the outstanding Shares of HighMark Funds or such Fund or such class, or (b) 67% or more of the Shares of HighMark Funds or such Fund or such class present at a meeting at which the holders of more than 50% of the outstanding Shares of HighMark Funds or such Fund or such class are represented in person or by proxy.

                               PORTFOLIO TURNOVER

      A Fund's turnover rate is calculated by dividing the lesser of the Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities at the time of acquisition were one year or less. Thus, for regulatory purposes, the portfolio turnover rate with respect to each of the Money Market Funds was zero percent for each of the last two fiscal years, and is expected to remain zero percent.

      For HighMark Funds' fiscal years ended July 31, 2005 and July 31, 2004, each Fund's portfolio turnover rate was as follows:

FUND*                                                             2005      2004
-----                                                           -------     ----
Balanced Fund                                                   [_____]      97%
Core Equity Fund                                                [_____]     119%
Large Cap Growth Fund                                           [_____]      93%
Large Cap Value Fund                                            [_____]      86%
Small Cap Growth Fund                                           [_____]     125%
Small Cap Value Fund                                            [_____]      20%
Value Momentum Fund                                             [_____]      20%
Bond Fund                                                       [_____]      45%
Short Term Bond Fund                                            [_____]      --
California Intermediate Tax-Free Bond Fund                      [_____]       1%
National Intermediate Tax-Free Bond Fund                        [_____]       2%
Income Plus Allocation Fund                                     [_____]      --
Growth & Income Allocation Fund                                 [_____]      --
Capital Growth Allocation Fund                                  [_____]      --

*Each of the Short Term Bond Fund, the Income Plus Allocation Fund, the Growth & Income Allocation Fund and the Capital Growth Allocation Fund commenced investment operations after the end of HighMark Funds' fiscal year ended July 31, 2004.


      The portfolio turnover rate may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemption of Shares. The transition of the portfolio management of the Large Cap Value Fund to a sub-adviser in March of 2003, together with a lower portfolio turnover rate under current portfolio management, contributed to the variation between the 2003 and 2004 portfolio turnover rates for that Fund, and the variation shown for the Small Cap Growth Fund between 2003 and 2004 is primarily due to the fact that the Fund commenced operations in April of 2003. Since none of the Short Term Bond Fund, the Income Plus Allocation Fund, the Growth & Income Allocation Fund and the Capital Growth Allocation Fund had commenced investment operations until after the end of HighMark Funds' fiscal year ended July 31, 2004, none of such Funds had portfolio turnover rates for the period ending July 31, 2004.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

      The Adviser has established a policy governing the disclosure of each Fund's portfolio holdings which is designed to protect the confidentiality of a Fund's non-public portfolio holdings and prevent inappropriate selective disclosure of such holdings. HighMark Funds' Board of Trustees has reviewed this policy and will be asked to review it no less than annually, and recommend any changes that they deem appropriate. Exceptions to this policy may be authorized by the Adviser's chief compliance officer or his or her designee (the "CCO").

      Neither the Adviser nor the Funds will receive any compensation or other consideration in connection with its disclosure of a Fund's portfolio holdings.

      PUBLIC DISCLOSURE OF PORTFOLIO HOLDINGS. In addition to the public disclosure of Fund portfolio holdings through required SEC quarterly filings, each Fund may make its portfolio holdings publicly available on HighMark Funds' website in such scope and form and with such frequency as the Adviser may reasonably determine. Each Fund's prospectus describes, to the extent applicable, the type of information that is disclosed on HighMark Funds' website, as well as the frequency with which this information is disclosed and the lag between the date of the information and the date of its disclosure.

      A Fund's portfolio holdings are considered to be publicly disclosed: (a) upon the disclosure of portfolio holdings information in a publicly available, routine filing with the SEC that is required to include the information, (b) the day after the Fund would, in accordance with its prospectus, make such information available on its website; or (c) at such additional times and on such additional basis as determined by the SEC or its staff.

      DISCLOSURE OF NON-PUBLIC PORTFOLIO HOLDINGS. A Fund may, in certain cases, disclose to third parties its portfolio holdings which have not been made publicly available. Disclosure of non-public portfolio holdings information to third parties may be made only if the CCO determines that such disclosure is allowed under applicable law or regulation. In addition, the third party receiving the non-public portfolio holdings information may, at the discretion of the CCO, be required to agree in writing to keep the information confidential and/or agree not to trade directly or indirectly based on the information. The restrictions and obligations described in this paragraph do not apply to non-public portfolio holdings provided to the Adviser and its affiliates.

      No advance disclosure shall be made if the CCO determines that a potential conflict of interest exists or could arise from such disclosure.

      The Funds periodically disclose portfolio information on a confidential basis to various service providers that require such information in order to assist the Funds with their day-to-day business affairs. In addition to HighMark Capital Management, Inc. and its affiliates, these service providers include Aronson+Johnson+Ortiz, L.P. (sub-advisor to HighMark Large Cap Value Fund), Chartwell Investment Partners L.P. (sub-advisor to HighMark Small Cap Growth Fund), LSV Asset Management (sub-advisor to HighMark Small Cap Value Fund), Waddell & Reed Investment Management Company (sub-advisor to HighMark Large Cap Growth Fund), the Funds' custodian, the Funds' independent registered public accounting firm, legal counsel, financial printer (GCOM(2) Solutions, Inc.) and accounting agent (SEI Investments Global Funds Services), and the Funds' proxy voting service, currently Institutional Shareholder Services, Inc. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds.

      The Funds also periodically provide information about their portfolio holdings to rating and ranking organizations. Currently the Funds provide such information to Lipper, Morningstar, Inc., Thompson Financial, Bloomberg L.P., Vestek (a product of Thompson Financial) and Standard & Poor's, in connection with those firms' research on and classification of the Funds and in order to gather information about how the Funds' attributes (such as volatility, turnover, and expenses) compare with those of peer funds. The Funds may also provide portfolio holdings information to consulting companies. Currently the Funds provide such information to consulting companies SG Constellation, LLC and Callan Associates. These rating and ranking organizations and consulting companies are required to keep each Fund's portfolio information confidential and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds.

      In all instances, the CCO will make a determination that a Fund has a legitimate business purpose for such advance disclosure, and that the recipient(s) are subject to an independent obligation not to disclose or trade on the non-public portfolio holdings information. There can be no assurance, however, that a Fund's policies and procedures on portfolio holdings information will protect the Fund from the potential misuse of such information by individuals or entities that come into possession of the information.


                                    VALUATION

      As disclosed in the Prospectuses, each Money Market Fund's net asset value per share for purposes of pricing purchase and redemption orders is determined by the administrator as of 11:00 a.m. Pacific Time (2:00 p.m. Eastern Time) on days on which both the New York Stock Exchange and the Federal Reserve wire system are open for business. As disclosed in the Prospectuses, the net asset value per share of each Equity Fund, Fixed Income Fund and Asset Allocation Portfolio for purposes of pricing purchase and redemption orders is determined by the administrator as of the close of regular trading on the New York Stock Exchange, normally at 4:00 p.m. Eastern Time (1:00 p.m. Pacific Time), on days on which the New York Stock Exchange is open for business.

VALUATION OF THE MONEY MARKET FUNDS

      The Money Market Funds have elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. The value of securities in a Fund can be expected to vary inversely with changes in prevailing interest rates.

      HighMark Funds' Board of Trustees has undertaken to establish procedures reasonably designed, taking into account current market conditions and a Fund's investment objective, to stabilize the net asset value per Share of each Money Market Fund for purposes of sales and redemptions at $l.00. These procedures include review by the Trustees, at such intervals as they deem appropriate, to determine the extent, if any, to which the net asset value per Share of each Fund calculated by using available market quotations deviates from $1.00 per Share. In the event such deviation exceeds one-half of one percent, Rule 2a-7 requires that the Board of Trustees promptly consider what action, if any, should be initiated. If the Trustees believe that the extent of any deviation from a Fund's $1.00 amortized cost price per Share may result in material dilution or other unfair results to new or existing investors, the Trustees will take such steps as they consider appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity, shortening the average portfolio maturity of a Fund, withholding or reducing dividends, reducing the number of a Fund's outstanding Shares without monetary consideration, or utilizing a net asset value per Share based on available market quotations.

VALUATION OF THE EQUITY FUNDS AND THE FIXED INCOME FUNDS

      Except as noted below, investments by the Equity Funds and the Fixed Income Funds in securities traded on a securities exchange (or exchanges) or an automated quotation system for which quotations are readily available (except for securities traded on NASDAQ) are valued based upon their last sale price on the principal exchange on which such securities are traded. For securities traded on NASDAQ, the NASDAQ Official Closing Price is used. Securities the principal market for which is not a securities exchange are valued based upon the latest bid price in such principal market. Securities and other assets for which market quotations are not readily available are valued at their fair value as determined by a Fair Value Committee in good faith under consistently applied procedures established by and under the general supervision of HighMark Funds' Board of Trustees. With the exception of short-term securities as described below, the value of each Fund's investments may be based on valuations provided by a pricing service. Short-term securities (i.e., securities with remaining maturities of 60 days or less) may be valued at amortized cost, which approximates current value.

      For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates its net asset value if an event that could materially affect the value of those securities (a "Significant Event") has occurred between the time of the security's last close and the time that the Fund calculates its net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Adviser or sub-adviser of a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its net asset value, it will contact the Funds' administrator and request that a Fair Value Committee meeting be called. In addition, the administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates its net asset value. If price movements in a monitored index or security exceed levels established by the administrator, the administrator will notify the Adviser or sub-adviser for any Fund holding the relevant securities that such limits have been exceeded and request that a Fair Value Committee meeting be called.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

      Purchases and redemptions of shares of the Money Market Funds may be made on days on which both the New York Stock Exchange and the Federal Reserve wire systems are open for business. Purchases and redemptions of shares of the Equity Funds and Fixed Income Funds may be made on days on which the New York Stock Exchange is open for business. Purchases will be made in full and fractional Shares of HighMark Funds calculated to three decimal places.

      Although HighMark Funds' policy is normally to pay redemptions in cash, HighMark Funds reserves the right to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Funds in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. However, a shareholder will at all times be entitled to aggregate cash redemptions from all Funds of HighMark Funds during any 90-day period of up to the lesser of $250,000 or 1% of HighMark Funds' net assets.

      HighMark Funds reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. HighMark Funds also reserves the right to suspend sales of Shares of the Funds for any period and to reject a purchase order when the Distributor or the Adviser determines that it is not in the best interest of HighMark Funds and/or its shareholders to accept such order.

      If a Fund holds portfolio securities listed on foreign exchanges which trade on Saturdays or other customary United States national business holidays, the portfolio securities will trade and the net assets of the Fund's redeemable securities may be significantly affected on days when the investor has no access to the Fund.

      Neither the transfer agent nor HighMark Funds will be responsible for any loss, liability, cost or expense for acting upon wire or telephone instructions that it reasonably believes to be genuine. HighMark Funds and the transfer agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include taping of telephone conversations.

PURCHASES THROUGH FINANCIAL INSTITUTIONS

      Shares of the Funds may be purchased through financial institutions, including the Adviser, that provide distribution assistance or shareholder services. Shares purchased by persons ("Customers") through financial institutions may be held of record by the financial institution. Financial institutions may impose an earlier cut-off time for receipt of purchase orders directed through them to allow for processing and transmittal of these orders to the transfer agent for effectiveness the same day. Customers should contact their financial institution for information as to that institution's procedures for transmitting purchase, exchange or redemption orders to HighMark Funds.

      Customers who desire to transfer the registration of Shares beneficially owned by them but held of record by a financial institution should contact the institution to accomplish such change.

      Depending upon the terms of a particular Customer account, a financial institution may charge a Customer account fees. Information concerning these services and any charges will be provided to the Customer by the financial institution. Additionally, certain entities (including Participating Organizations and Union Bank of California and its affiliates), may charge customers a fee with respect to exchanges made on the customer's behalf. Information about these charges, if any, can be obtained by the entity effecting the exchange.

      The Funds participate in fund "supermarket" arrangements. In such an arrangement, a program is made available by a broker or other institution (a sponsor) that allows investors to purchase and redeem shares of the Funds through the sponsor of the fund supermarket. In connection with these supermarket arrangements, each Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. In turn, the brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. As such, the Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. The customer order will be priced at the Fund's Net Asset Value next computed after accepted by an authorized broker or the broker's authorized designee. In addition, a broker may charge transaction fees on the purchase and/or sale of Fund shares.

REDEMPTION BY CHECKWRITING

      Checkwriting is available to shareholders of the Money Market Funds who have purchased Retail Shares directly from the Funds without the help of an investment professional. HighMark Funds will provide shareholders of record, upon request and without charge, with checks drawn on the Fund in which they have an account. Shareholders will be required to sign signature cards and will be subject to any applicable rules and regulations of the clearing bank relating to check redemption privileges.

      Checks drawn on the Money Market Funds may be made payable to the order of any payee in an amount of $500 or more. Shareholders should be aware that, as is the case with bank checks, certain banks may not provide cash at the time of deposit, but will wait until they have received payment from the clearing bank. When a check is presented to the clearing bank for payment, subject to the Fund's acceptance of the check, the clearing bank, as agent, causes the Fund to redeem, at the net asset value next determined after such presentation, a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. Checks will be returned by the clearing bank if there are insufficient shares to meet the withdrawal amount. Shareholders of record wishing to use this method of redemption should check the appropriate box on the Account Application, obtain a signature card by calling 1-800-433-6884, and mail the completed form and signature card to the transfer agent at P.O. Box 8416, Boston, Massachusetts 02266-8416. There is no charge for the clearance of any checks, although the clearing bank will impose its customary overdraft fee in connection with returning any checks as to which there are insufficient shares to meet the withdrawal amount. Shareholders are permitted to write a maximum of five checks per month. A charge of $25 will be assessed to the account of a shareholder who writes more than the permitted maximum amount of checks per month. Shareholders may not use a check to close their account.

SALES CHARGES

      FRONT-END SALES CHARGES. The commissions shown in the Prospectuses and below apply to sales through authorized dealers and brokers. Under certain circumstances, the Distributor may use its own funds to compensate financial institutions and intermediaries in amounts that are additional to the commissions shown in the Prospectuses. In addition, the Distributor may, from time to time and at its own expense, provide promotional incentives in the form of cash or other compensation to certain financial institutions and intermediaries whose registered representatives have sold or are expected to sell significant amounts of the Class A Shares of a Fund. Such other compensation may take the form of payments for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives to places within or without the United States. Under certain circumstances, commissions up to the amount of the entire sales charge may be reallowed to dealers or brokers, who might then be deemed to be "underwriters" under the Securities Act of 1933. Commission rates may vary among the Funds.

                  EQUITY FUNDS, GROWTH & INCOME ALLOCATION FUND
                       AND CAPITAL GROWTH ALLOCATION FUND

                                 CLASS A SHARES

                                               SALES CHARGE AS
                            SALES CHARGE         APPROPRIATE       COMMISSION AS
                           AS PERCENTAGE      PERCENTAGE OF NET    PERCENTAGE OF
Amount of Purchase       OF OFFERING PRICE     AMOUNT INVESTED    OFFERING PRICE
                         -----------------     ---------------    --------------

0 - $49,999                    5.50%                5.82%              4.95%
$50,000 --  $99,999            4.50%                4.71%              4.05%
$100,000 -- $249,999           3.75%                3.90%              3.38%
$250,000 -- $499,999           2.50%                2.56%              2.25%
$500,000 -- $999,999           2.00%                2.04%              1.80%
$1,000,000 and Over*           0.00%                0.00%              0.00%

----------
      * A contingent deferred sales charge of 1.00% will be assessed against any proceeds of any redemption of such Class A Shares prior to one year from date of purchase.

                               FIXED INCOME FUNDS


                                 CLASS A SHARES

                                               SALES CHARGE AS
                            SALES CHARGE         APPROPRIATE       COMMISSION AS
                           AS PERCENTAGE      PERCENTAGE OF NET    PERCENTAGE OF
 AMOUNT OF PURCHASE      OF OFFERING PRICE     AMOUNT INVESTED    OFFERING PRICE
 ------------------      -----------------     ---------------    --------------

$0-$99,999                     2.25%                2.30%              2.03%
$100,000-$249,999              1.75%                1.78%              1.58%
$250,000-$499,999              1.25%                1.27%              1.13%
$500,000-$999,999              1.00%                1.01%              0.90%
$1,000,000 and Over*           0.00%                0.00%              0.00%

----------
      * A contingent deferred sales charge of 0.50% will be assessed against any proceeds of any redemption of such Class A Shares prior to one year from date of purchase.

                           INCOME PLUS ALLOCATION FUND

                                 CLASS A SHARES

                                               SALES CHARGE AS
                            SALES CHARGE         APPROPRIATE       COMMISSION AS
                           AS PERCENTAGE      PERCENTAGE OF NET    PERCENTAGE OF
Amount of Purchase       OF OFFERING PRICE     AMOUNT INVESTED    OFFERING PRICE
                         -----------------     ---------------    --------------

0 - $49,999                    4.50%                4.71%              4.00%
$50,000 -- $100,000            4.00%                4.17%              3.55%
$100,000 -- $249,999           3.50%                3.63%              3.10%
$250,000 -- $499,999           2.25%                2.30%              2.00%
$500,000 -- $999,999           2.00%                2.04%              1.80%
$1,000,000 and Over*           0.00%                0.00%              0.00%

----------
      * A contingent deferred sales charge of 0.50% will be assessed against any proceeds of any redemption of such Class A Shares prior to one year from date of purchase.

      CONTINGENT DEFERRED SALES CHARGES ("CDSC"). In determining whether a particular redemption is subject to a contingent deferred sales charge, it is assumed that the redemption is first of any Class A shares in the shareholder's Fund account, second of Class B shares held for over six years or Class B shares acquired pursuant to reinvestment of dividends or other distributions and third of Class B shares held longest during the six year period. This method should result in the lowest possible sales charge.

SALES CHARGE REDUCTIONS AND WAIVERS

      In calculating the sales charge rates applicable to current purchases of a Fund's Class A Shares, a "single purchaser" is entitled to cumulate current purchases with the net purchase of previously purchased Class A Shares of a Fund and other Funds (the "Eligible Funds") which are sold subject to a comparable sales charge.

      The term "single purchaser" refers to (i) an individual, (ii) an individual and spouse purchasing Shares of a Fund for their own account or for trust or custodial accounts for their minor children, or (iii) a fiduciary purchasing for any one trust, estate or fiduciary account including employee benefit plans created under Sections 401, 403(b) or 457 of the Internal Revenue Code of 1986, as amended (the "Code"), including related plans of the same employer. To be entitled to a reduced sales charge based upon Class A Shares already owned, the investor must ask the Distributor for such entitlement at the time of purchase and provide the account number(s) of the investor, the investor and spouse, and their minor children, and give the age of such children. A Fund may amend or terminate this right of accumulation at any time as to subsequent purchases.

      LETTER OF INTENT. By initially investing at least $1,000 and submitting a Letter of Intent (the "Letter") to the Distributor, a "single purchaser" may purchase Class A Shares of a Fund and the other Eligible Funds during a 13-month period at the reduced sales charge rates applicable to the aggregate amount of the intended purchases stated in the Letter. The Letter may apply to purchases made up to 90 days before the date of the Letter. To receive credit for such prior purchases and later purchases benefiting from the Letter, the shareholder must notify the transfer agent at the time the Letter is submitted that there are prior purchases that may apply, and, at the time of later purchases, notify the transfer agent that such purchases are applicable under the Letter.

      RIGHTS OF ACCUMULATION. In calculating the sales charge rates applicable to current purchases of Class A Shares, a "single purchaser" is entitled to cumulate current purchases with the current market value of previously purchased Class A, Class B and Class C Shares of the Funds.

      To exercise your right of accumulation based upon Shares you already own, you must ask the Distributor for this reduced sales charge at the time of your additional purchase and provide the account number(s) of the investor, as applicable, the investor and spouse, and their minor children. The Funds may amend or terminate this right of accumulation at any time as to subsequent purchases.

      REDUCTIONS FOR QUALIFIED GROUPS. Reductions in sales charges also apply to purchases by individual members of a "qualified group." The reductions are based on the aggregate dollar amount of Class A Shares purchased by all members of the qualified group. For purposes of this paragraph, a qualified group consists of a "company," as defined in the 1940 Act, which has been in existence for more than six months and which has a primary purpose other than acquiring Shares of a Fund at a reduced sales charge, and the "related parties" of such company. For purposes of this paragraph, a "related party" of a company is (i) any individual or other company who directly or indirectly owns, controls or has the power to vote five percent or more of the outstanding voting securities of such company;
(ii) any other company of which such company directly or indirectly owns, controls or has the power to vote five percent or more of its outstanding voting securities; (iii) any other company under common control with such company; (iv) any executive officer, director or partner of such company or of a related party; and (v) any partnership of which such company is a partner. Investors seeking to rely on their membership in a qualified group to purchase Shares at a reduced sales load must provide evidence satisfactory to the transfer agent of the existence of a bona fide qualified group and their membership therein.

      All orders from a qualified group will have to be placed through a single source and identified at the time of purchase as originating from the same qualified group, although such orders may be placed into more than one discrete account that identifies HighMark Funds.

      REDUCTIONS FOR AUTOMATIC INVESTMENT PLAN ("AIP") PARTICIPANTS. Any shareholders of the Balanced Fund, the Large Cap Growth Fund, the Large Cap Value Fund, the Small Cap Value Fund, the Value Momentum Fund, the Bond Fund and the California Intermediate Tax-Free Bond Fund that have established an AIP on or before November 30, 1999 may be eligible for a reduced sales charge with respect to the purchase of Retail Shares of such Funds through automatic deductions from their checking or savings account as described in the tables below:

           BALANCED FUND, LARGE CAP GROWTH FUND, LARGE CAP VALUE FUND,
                  SMALL CAP VALUE FUND AND VALUE MOMENTUM FUND

                                               SALES CHARGE AS
                              SALES CHARGE       APPROPRIATE       COMMISSION AS
                             AS PERCENTAGE    PERCENTAGE OF NET    PERCENTAGE OF
 AMOUNT OF PURCHASE        OF OFFERING PRICE   AMOUNT INVESTED    OFFERING PRICE
 ------------------        -----------------   ---------------    --------------

$0-$49,999                        4.50%             4.71%             4.05%
$50,000-$99,999                   4.00%             4.17%             3.60%
$100,000-$249,999                 3.50%             3.63%             3.15%
$250,000-$499,999                 2.50%             2.56%             2.25%
$500,000-$999,999                 1.50%             1.52%             1.35%
$1,000,000 and Over*              0.00%             0.00%             0.00%

----------
      * A contingent deferred sales charge of 1.00% will be assessed against any proceeds of any redemption of such Retail Shares prior to one year from date of purchase.

            BOND FUND AND CALIFORNIA INTERMEDIATE TAX FREE BOND FUND

                                               SALES CHARGE AS
                              SALES CHARGE       APPROPRIATE       COMMISSION AS
                             AS PERCENTAGE    PERCENTAGE OF NET    PERCENTAGE OF
 AMOUNT OF PURCHASE        OF OFFERING PRICE   AMOUNT INVESTED    OFFERING PRICE
 ------------------        -----------------   ---------------    --------------

$0-$24,999                        3.00%             3.09%             2.70%
$25,000-$49,999                   2.50%             2.56%             2.25%
$50,000-$99,999                   2.00%             2.04%             1.80%
$100,000-$249,999                 1.50%             1.52%             1.35%
$250,000-$999,999                 1.00%             1.01%             0.90%
$1,000,000 and Over*              0.00%             0.00%             0.00%

----------
      * A contingent deferred sales charge of 0.50% will be assessed against any proceeds of any redemption of such Retail Shares prior to one year from date of purchase.

      CDSC WAIVERS. The contingent deferred sales charge is waived on redemption of shares (i) following the death or disability (as defined in the Code) of a shareholder, or (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70 1/2. A shareholder, or his or her representative, must notify the Transfer Agent prior to the time of redemption if such circumstances exist and the shareholder is eligible for a waiver.

      The contingent deferred sales charge is waived on redemption of Class C shares, where such redemptions are in connection with withdrawals from a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code, Section 403(b) of the Code, or eligible government retirement plan including a 457 plan, even if more than one beneficiary or participant is involved.

ADDITIONAL FEDERAL TAX INFORMATION


      QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund intends to qualify annually as a regulated investment company under Subchapter M of the Code. In order to so qualify and to qualify for the special tax treatment accorded regulated investment companies and their shareholders, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities, and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; (b) each taxable year distribute at least 90% of the sum of its dividend income, interest income (including tax-exempt interest), certain other income and the excess, if any, of its net short-term capital gains over its net long-term capital losses for such year; and (c) diversify its holdings so that, at the end of each fiscal quarter (i) at least 50% of the market value of the Fund's total assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below). In the case of a Fund's investments in loan participations, the Fund shall treat a financial intermediary as an issuer for purposes of meeting this diversification requirement.

      In general, for purposes of the 90% gross income requirement described in subsection (a)of the paragraph above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, the American Jobs Creation Act of 2004 (the "2004 Act") provides that for taxable years of a regulated investment company beginning after October 22, 2004, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership
(i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in subsection (a) of the paragraph above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of subsection (c) of the paragraph above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

      If a Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends (including capital gain dividends). If a Fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

      If a Fund fails to distribute in a calendar year substantially all of its ordinary income for the year and substantially all its net capital gain income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects) and any retained amount from the prior calendar year, the Fund will be subject to a non-deductible 4% excise tax on the underdistributed amounts. A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

      DISTRIBUTIONS. Each Fund intends to distribute at least annually any taxable income or realized capital gains. Distributions of any taxable net investment income and net short-term capital gain are generally taxable to shareholders as ordinary income. Distributions of each Fund's net capital gain (i.e., the excess of a Fund's net long-term capital gain over net short-term capital loss) from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gains dividends, if any, are taxable as long-term capital gains through December 31, 2008, regardless of how long a shareholder has held Fund shares. Such distributions will generally be subject to a 15% tax rate, with lower rates applying to taxpayers in the 10% and 15% rate brackets, and will not be eligible for the dividends received deduction. Distributions of taxable income or capital gains are taxable to Fund shareholders whether received in cash or in additional Fund shares through automatic reinvestment.

      Dividends and distributions on a Fund's shares generally are subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions economically may represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund's net asset value also reflects unrealized losses.

      If a Fund makes a distribution in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder's tax basis in Fund shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces the shareholder's tax basis in the shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of those shares.

      For taxable years beginning on or before December 31, 2008, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 120-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. Additionally, dividends of an Asset Allocation Portfolio may not be eligible for treatment as qualified dividend income unless the holding period and other requirements for such treatment are met by both the Asset Allocation Portfolio and the underlying funds as well as the shareholder.

      In general, distributions of investment income designated by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares. If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income, then 100% of the Fund's dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.


      Certain dividends paid by a Fund, and so designated by that Fund, may qualify for the 70% dividends received deduction for corporate shareholders. A corporate shareholder will only be eligible to claim the dividends received deduction with respect to a dividend from a Fund if the shareholder held its shares on the ex-dividend date and for at least 45 more days during the 90-day period surrounding the ex-dividend date.

      SELLING SHARES. Shareholders who sell Fund Shares will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the Fund Shares and the amount received (although such a gain or loss is unlikely in a Money Market Fund). If Fund shareholders hold their Fund Shares as capital assets, the gain or loss will be a capital gain or loss. The tax rate generally applicable to net capital gains recognized by individuals and other noncorporate taxpayers is (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less or
(ii) for taxable years beginning on or before December 31, 2008, 15% for gains recognized on the sale of capital assets held for more than one year (as well as capital gain dividends), with lower rates applying to taxpayers in the 10% and 15% tax brackets. For taxable years beginning after December 31, 2008, long-term capital gains will generally be taxed at a maximum capital gain tax rate of 20% to non-corporate shareholders (or 10%, in the case of such shareholders in the 10% or 15% tax bracket).

      Any loss will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to those Fund Shares. For purposes of determining whether Fund Shares have been held for six months or less, the holding period is suspended for any periods during which your risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. In addition, any loss realized on a sale or exchange of Fund Shares will be disallowed to the extent that Fund shareholders replace the disposed of Fund Shares with other Fund Shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition, which could, for example, occur as a result of automatic dividend reinvestment. In such an event, a Fund shareholder's basis in the replacement Fund Shares will be adjusted to reflect the disallowed loss.

      FOREIGN TAXES, FOREIGN CURRENCY-DENOMINATED SECURITIES AND RELATED HEDGING TRANSACTIONS. Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund's securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. However, if at the end of a Fund's fiscal year more than 50% of the value of its total assets represents securities of foreign corporations, the Fund will be eligible to make an election permitted by the Code to treat any foreign taxes paid by it on securities it has held for at least the minimum period specified in the Code as having been paid directly by the Fund's shareholders in connection with the Fund's dividends received by them. In this case, shareholders generally will be required to include in U.S. taxable income their pro rata share of such taxes, and those shareholders who are U.S. citizens, U.S. corporations and, in some cases, U.S. residents will be entitled to deduct their share of such taxes. Alternatively, such shareholders who hold Fund Shares (without protection from risk of loss) on the ex-dividend date and for at least 15 other days during the 30-day period surrounding the ex-dividend date may be entitled to claim a foreign tax credit for their share of these taxes. If a Fund makes the election, it will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions. The Asset Allocation Portfolios will not be able to pass any such credit or deduction through to its own shareholders. (See "Additional Tax Information Concerning the Asset Allocation Portfolios" below.)

      A Fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

      Investment by a Fund in "passive foreign investment companies" could subject the Fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing fund."

      A "passive foreign investment company" is any foreign corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gain over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

      HEDGING. If a Fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sales, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. Each Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund.

      Certain of a Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If a Fund's book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If the Fund's book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

      DISCOUNT SECURITIES. A Fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.


      BACK-UP WITHHOLDING. A Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (TIN), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The back-up withholding tax rate is 28% for amounts paid through 2010.

      Back-up withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, provided the appropriate information is furnished to the Internal Revenue Service.

      In order for a foreign investor to qualify for exemption from the back-up withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in the Funds should consult their tax advisers in this regard.


      TAX SHELTER REPORTING REGULATIONS. Under Treasury regulations, if a shareholder recognizes a loss on disposition of the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.


      SHARES PURCHASED THROUGH TAX-QUALIFIED PLANS. Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of and investment on their particular tax situation.


      SPECIAL CONSIDERATIONS FOR NON-U.S. SHAREHOLDERS. If you are not a citizen or resident of the United States, you may have to pay taxes besides those described here, such as U.S. withholding and estate taxes. Under the 2004 Act, which is effective for taxable years of the Funds beginning on or after August 1, 2005, and which applies to distributions made or deemed made on or before December 31, 2007, if you are a nonresident alien individual or a foreign corporation (a "foreign person") for federal income tax purposes, you will be obligated to pay U.S. tax and file a U.S. tax return with respect to gain attributable to "U.S. real property interests" that is distributed or deemed distributed to you by the Funds, and, under future regulations, the Funds may be required to withhold on such amounts. For taxable years of the Funds beginning on or after August 1, 2005 and before January 1, 2008, the Funds generally will not be required to withhold amounts paid to you with respect to either distributions of U.S.-source interest income that, in general, would not be subject to U.S. federal income tax if earned directly by an individual foreign person, or properly designated distributions of net short-term capital gains in excess of net long-term capital losses. It is unclear whether the Funds will make such designations.


      The foregoing discussion and the one below regarding the California Tax-Free Money Market Fund, the California Intermediate Tax-Free Bond Fund and the National Intermediate

Tax-Free Bond Fund under "Federal Taxation" is only a summary of some of the important Federal tax considerations generally affecting purchasers of the Funds' Shares. No attempt has been made to present a detailed explanation of the Federal income tax treatment of the Funds, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of the Funds' Shares are urged to consult their tax advisers with specific reference to their own tax situation. Foreign shareholders should consult their tax advisers regarding the U.S. and foreign tax consequences of an investment in the Funds. In addition, this discussion is based on tax laws and regulations that are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative, judicial or administrative action, and such changes may be retroactive.

ADDITIONAL TAX INFORMATION CONCERNING THE CALIFORNIA TAX-FREE MONEY MARKET FUND, THE CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND AND THE NATIONAL INTERMEDIATE TAX-FREE BOND FUND

      FEDERAL TAXATION. As indicated in their respective Prospectuses, the California Tax-Free Money Market Fund, the California Intermediate Tax-Free Bond Fund and the National Intermediate Tax-Free Bond Fund are designed to provide individual shareholders with current tax-exempt interest income. None of these Funds is intended to constitute a balanced investment program or is designed for investors seeking capital appreciation. Nor are these Funds designed for investors seeking maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Funds may not be suitable for tax-exempt institutions, retirement plans qualified under Section 401 of the Code, H.R.10 plans, and individual retirement accounts because such institutions, plans and accounts are generally tax-exempt and, therefore, would not gain any additional benefit from the Funds' dividends being tax-exempt, and such dividends would ultimately be taxable to the plan and account beneficiaries when distributed to them.

      A Fund will be qualified to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of the Fund's taxable year, at least 50% of the total value of the Fund's assets consists of obligations the interest on which is exempt from federal income tax. Such dividends will not exceed, in the aggregate, the net interest a Fund receives during the taxable year from Municipal Securities and other securities exempt from the regular federal income tax. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by a Fund and properly designated as an exempt-interest dividend in a written notice mailed to shareholders after the close of the Fund's taxable year. Generally, exempt-interest dividends will be excluded from gross income for federal income tax purposes. However, exempt-interest dividends attributable to investments in certain "private activity" bonds will be treated as tax preference items in computing the alternative minimum tax. Also, a portion of all other exempt-interest dividends earned by a corporation may be subject to the alternative minimum tax.

      If a shareholder receives an exempt-interest dividend with respect to any share and such share is held by the shareholder for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend. In certain limited instances, the portion of Social Security or Railroad Retirement benefits that may be subject to federal income taxation may be affected by the amount of tax-exempt interest income, including exempt-interest dividends, received by a shareholder.

      If a Fund intends to be qualified to pay exempt-interest dividends, the Fund may be limited in its ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures and options contracts on financial futures, tax-exempt bond indices and other assets. The policy of each of the California Tax-Free Money Market Fund, the California Intermediate Tax-Free Bond Fund and the National Intermediate Tax-Free Bond Fund is to pay each year as dividends substantially all of such Fund's Municipal Securities interest income net of certain deductions.

      Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of a Fund paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the Fund's total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

      In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are "substantial users" of the facilities financed by such obligations or bonds or who are "related persons" of such substantial users. A "substantial user" is defined under U.S. Treasury Regulations to include any non-exempt person which regularly uses a part of such facilities in its trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, which occupies more than 5% of the usable area of such facilities or for which such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

      A Fund which is qualified to pay exempt-interest dividends will inform investors following the end of the Fund's fiscal year of the percentage of its income distributions designated as tax-exempt. The percentage is applied uniformly to all distributions made during the year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the Fund's income that was tax-exempt during the period covered by the distribution.

      If a tax exempt Fund makes a distribution in excess of its net investment income and net realized capital gains, if any, in any taxable year, the excess distribution will be treated as ordinary dividend income (not eligible for tax-exempt treatment) to the extent of the Fund's current and accumulated "earnings and profits" (including earnings and profits arising from tax-exempt income, and also specifically including the amount of any non-deductible expenses arising in connection with such tax-exempt income).

      Depending upon the extent of their activities in states and localities in which their offices are maintained, in which their agents or independent contractors are located or in which they are otherwise deemed to be conducting business, the Funds may be subject to the tax laws of such states or localities. Shareholders are advised to consult their tax advisers about state and local tax matters. For a summary of certain California tax considerations affecting the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund, see "California Taxation" below.

      As indicated in their Prospectuses, the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund may acquire rights regarding specified portfolio securities under puts. See "INVESTMENT OBJECTIVES AND POLICIES Additional Information on Portfolio Instruments - Puts" in this Statement of Additional Information. The policy of each Fund is to limit its acquisition of puts to those under which the Fund will be treated for Federal income tax purposes as the owner of the Municipal Securities acquired subject to the put and the interest on such Municipal Securities will be tax-exempt to the Fund. There is currently no guidance available from the Internal Revenue Service that definitively establishes the tax consequences that may result from the acquisition of many of the types of puts that the California Tax-Free Money Market Fund or the California Intermediate Tax-Free Bond Fund could acquire under the 1940 Act. Therefore, although they will only acquire a put after concluding that it will have the tax consequences described above, the Internal Revenue Service could reach a different conclusion from that of the relevant Fund.

      CALIFORNIA TAXATION. Under existing California law, if the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund continue to qualify for the special federal income tax treatment afforded regulated investment companies and if at the end of each quarter of each such Fund's taxable year at least 50% of the value of that Fund's assets consists of obligations that, if held by an individual, would pay interest exempt from California taxation ("California Exempt-Interest Securities"), shareholders of that Fund will be able to exclude from income, for California personal income tax purposes, "California exempt-interest dividends" received from that Fund during that taxable year. A "California exempt-interest dividend" is any dividend or portion thereof of the California Tax-Free Money Market Fund or the California Intermediate Tax-Free Bond Fund not exceeding the interest received by the Fund during the taxable year on California Exempt-Interest Securities (less direct and allocated expenses, which includes amortization of acquisition premium) and so designated by written notice to shareholders within 60 days after the close of that taxable year.

      Distributions, other than of "California exempt-interest dividends," by the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund to California residents will be subject to California personal income taxation. Gains realized by California residents from a redemption or sale of Shares of the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund will also be subject to California personal income taxation. In general, California nonresidents, other than certain dealers, will not be subject to California personal income taxation on distributions by, or on gains from the redemption or sale of, Shares of the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund unless those Shares have acquired a California "business situs." (Such California nonresidents may, however, be subject to other state or local income taxes on such distributions or gains, depending on their residence.) Short-term capital losses realized by shareholders from a redemption of shares of the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund within six months from the date of their purchase will not be allowed for California personal income tax purposes to the extent of any tax-exempt dividends received with respect to such Shares during such period. No deduction will be allowed for California personal income tax purposes for interest on indebtedness incurred or continued in order to purchase or carry Shares of the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund for any taxable year of a shareholder during which the Fund distributes "California exempt-interest dividends."

      A statement setting forth the amount of "California exempt-interest dividends" distributed during each calendar year will be sent to shareholders annually.

      The foregoing is only a summary of some of the important California personal income tax considerations generally affecting the shareholders of the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund. This summary does not describe the California tax treatment of the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund. In addition, no attempt has been made to present a detailed explanation of the California personal income tax treatment of the Fund's shareholders. Accordingly, this discussion is not intended as a substitute for careful planning. Further, "California exempt-interest dividends" are excludable from income for California personal income tax purposes only. Any dividends paid to shareholders subject to California corporate franchise tax will be taxed as ordinary dividends to such shareholders, notwithstanding that all or a portion of such dividends is exempt from California personal income tax. Accordingly, potential investors in the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund including, in particular, corporate investors which may be subject to either California franchise tax or California corporate income tax, should consult their tax advisers with respect to the application of such taxes to the receipt of Fund dividends and as to their own California tax situation, in general.

ADDITIONAL TAX INFORMATION CONCERNING THE ASSET ALLOCATION PORTFOLIOS

      An Asset Allocation Portfolio will not be able to offset gains realized by one Fund in which it invests against losses realized by another Fund in which it invests. The use of a fund-of-funds structure could therefore affect the amount, timing and character of distributions to shareholders.

      Depending on an Asset Allocation Portfolio's percentage ownership in an underlying fund both before and after a redemption of shares of the underlying fund, the Asset Allocation Portfolio may be treated as not receiving capital gain income on the amount by which the distribution exceeds the tax basis of the Asset Allocation Portfolio in the shares of the underlying fund, but rather as receiving a dividend. Such a distribution may be treated as qualified dividend income and thus eligible to be taxed at the rates applicable to long-term capital gain. However, dividends of an Asset Allocation Portfolio may not be eligible for treatment as qualified dividend income unless the holding period and other requirements for such treatment are met by both the Asset Allocation Portfolio and the underlying Funds, as well as by the shareholder. If qualified dividend income treatment is not available, the distribution may be taxed at ordinary income rates. This could cause shareholders of the Asset Allocation Portfolio to recognize higher amounts of ordinary income than if the shareholders had held the shares of the underlying Funds directly.

      Although each Asset Allocation Portfolio may itself be entitled to a deduction for foreign taxes paid by a fund in which such Asset Allocation Portfolio invests, it will not be able to pass any such credit or deduction through to its own shareholders.

      The foregoing is only a general description of the federal tax consequences of a fund-of-funds structure. Accordingly, prospective purchasers of Shares of an Asset Allocation Portfolio are urged to consult their tax advisors with specific reference to their own tax situation, including the potential application of state, local and foreign taxes.

                          MANAGEMENT OF HIGHMARK FUNDS

TRUSTEES AND OFFICERS


      Information pertaining to the trustees and officers of HighMark Funds is set forth below. The members of the Board of Trustees are elected by HighMark Funds' shareholders and have overall responsibility for the management of the Funds. The Trustees, in turn, elect the officers of HighMark Funds to supervise actively its day-to-day operations. Trustees who are not deemed to be "interested persons" of HighMark Funds as defined in the 1940 Act are referred to as "Independent Trustees." Trustees who are deemed to be "interested persons" of HighMark Funds are referred to as "Interested Board Members." Currently, HighMark Funds has six Independent Trustees and no Interested Board Members. The Board of Trustees met [___] times during the last fiscal year.

      STANDING COMMITTEES. There are two standing committees of the Board of Trustees, an Audit Committee and a Governance Committee (formerly called the Nominating Committee). The functions of the Audit Committee are: (a) to oversee HighMark Funds' accounting and financial reporting policies and practices; (b) to oversee the quality and objectivity of HighMark Funds' financial statements and the independent auditor therefor; and (c) to act as a liaison between HighMark Funds' independent auditors and the full Board of Trustees. The members of the Audit Committee are David A. Goldfarb (Chair), David Benkert and Robert
M. Whitler. The Audit Committee met [___] times during the last fiscal year. The functions of the Governance Committee are: (a) to identify candidates to fill vacancies on the Board of Trustees; and (b) to review and make recommendations to the Board of Trustees regarding certain matters relating to the operation of the Board of Trustees and its committees, including Board size, composition and chairmanship; policies regarding Trustee independence, ownership of Fund shares, compensation and retirement; and the structure, responsibilities, membership and chairmanship of Board committees. The members of the Governance Committee are Thomas L. Braje (Chair), Michael L. Noel and Joseph C. Jaeger. The Governance Committee met [___] times during the last fiscal year. The Governance Committee does not currently have procedures in place for the consideration of nominees recommended by shareholders.


      The following table sets forth certain information concerning each Board member and executive officer of HighMark Funds.




                                                                                      NUMBER OF
                                           TERM OF                                   PORTFOLIOS IN
                                           OFFICE                                    HIGHMARK FUNDS
                            POSITION(S)      AND                                       COMPLEX              OTHER
                             HELD WITH     LENGTH OF                                  OVERSEEN BY       DIRECTORSHIPS
      NAME, ADDRESS,(1)      HIGHMARK        TIME        PRINCIPAL OCCUPATION(S)        BOARD            HELD BY BOARD
          AND AGE            FUNDS         SERVED(2)      DURING PAST 5 YEARS          MEMBER(3)           MEMBER(4)
          -------            -----         ------         -------------------          --------         --------------
----------------------------------------------------------------------------------------------------------------------
   INDEPENDENT TRUSTEES

DAVID                    Trustee         Since 03/04    From April 1, 1992 to             20               None
BENKERT                                                 present, Principal,
Age:  48                                                Navigant Consulting,
                                                        Inc. (Financial
                                                        Consulting -
                                                        Healthcare).

THOMAS L.                Trustee         Since 06/87    Prior to retirement in            20               None
BRAJE                                                   October 1996, Vice
Age:  62                                                President and Chief
                                                        Financial Officer of
                                                        Bio Rad Laboratories,
                                                        Inc.


DAVID A. GOLDFARB        Trustee, Vice   Since 06/87    Partner, Goldfarb &               20               None
Age:  63                 Chairman                       Simens, Certified
                                                        Public Accountants.

JOSEPH C. JAEGER         Trustee,        Since 06/87    Prior to retirement in            20               None
Age:  70                 Chairman                       June 1998, Senior Vice
                                                        President and Chief
                                                        Financial Officer,
                                                        Delta Dental Plan of
                                                        California.

MICHAEL L. NOEL          Trustee         Since 12/98    President, Noel                   20            Avista Corp.
Age:  64                                                Consulting Company since                          (AVA)
                                                        1998. Senior Advisor,
                                                        Saber Partners (financial
                                                        advisory firm) since 2002.
                                                        Member, Board of
                                                        Directors, Avista Corp.
                                                        (utility company), since
                                                        January 2004. Member,
                                                        Board of Directors, SCAN
                                                        Health Plan, since 1997.
                                                        From April 1997 to
                                                        December 1998, Member of
                                                        HighMark Funds Advisory
                                                        Board.





                                                                                      NUMBER OF
                                           TERM OF                                   PORTFOLIOS IN
                                           OFFICE                                    HIGHMARK FUNDS
                            POSITION(S)      AND                                       COMPLEX              OTHER
                             HELD WITH     LENGTH OF                                  OVERSEEN BY       DIRECTORSHIPS
      NAME, ADDRESS,(1)      HIGHMARK        TIME        PRINCIPAL OCCUPATION(S)        BOARD            HELD BY BOARD
          AND AGE            FUNDS         SERVED(2)      DURING PAST 5 YEARS          MEMBER(3)           MEMBER(4)
          -------            -----         ------         -------------------          --------         --------------
ROBERT M. WHITLER        Trustee         Since 12/98    From April 1997 to April         20                 None
Age:  67                                                2002, Director, Current
                                                        Income Shares, Inc.
                                                        (closed-end investment
                                                        company).  From April
                                                        1997 to December 1998,
                                                        Member of HighMark Funds
                                                        Advisory Board. Prior to
                                                        retirement in 1996,
                                                        Executive Vice President
                                                        and Chief Trust Officer
                                                        of Union Bank of
                                                        California, N.A.

   OFFICERS

JAMES F.                 President        Since 11/03   Chief Accounting Officer         N/A                N/A
VOLK                                                    and Chief Compliance
                                                        Officer, SEI Investments
One Freedom Valley                                      Global Funds Services
Drive                                                   since 2004.  Senior
Oaks, PA  19456                                         Operations Officer, SEI
Age:  43                                                Investments, Fund
                                                        Accounting and
                                                        Administration
                                                        (1996-2004).

JENNIFER E. SPRATLEY     Controller and   Since 6/05    Fund Accounting Director,        N/A                N/A
One Freedom Valley       Chief                          SEI Investments since
Drive                    Financial                      1999. Audit Manager,
Oaks, PA  19456          Officer                        Ernst & Young LLP
Age:  36                                                (1991-1999).




                                                                                      NUMBER OF
                                           TERM OF                                   PORTFOLIOS IN
                                           OFFICE                                    HIGHMARK FUNDS
                            POSITION(S)      AND                                       COMPLEX              OTHER
                             HELD WITH     LENGTH OF                                  OVERSEEN BY       DIRECTORSHIPS
      NAME, ADDRESS,(1)      HIGHMARK        TIME        PRINCIPAL OCCUPATION(S)        BOARD            HELD BY BOARD
          AND AGE            FUNDS         SERVED(2)      DURING PAST 5 YEARS          MEMBER(3)           MEMBER(4)
          -------            -----         ------         -------------------          --------         --------------

CATHERINE VACCA          Chief            Since 09/04   Senior Vice President            N/A                N/A
475 Sansome Street,      Compliance                     and Chief Compliance
San Francisco, CA        Officer                        Officer of the Adviser
94111                                                   since July 2004. From
Age:  48                                                December 2002 to July
                                                        2004, Vice President and
                                                        Chief Compliance
                                                        Officer, Wells Fargo
                                                        Funds Management, LLC.
                                                        From November 2000 to
                                                        February 2002, Vice
                                                        President and Head of
                                                        Fund Administration,
                                                        Charles Schwab & Co.,
                                                        Inc.

TIMOTHY D. BARTO         Vice President   Since 03/00   Vice President and               N/A                N/A
One Freedom Valley       and Assistant                  Assistant Secretary of
Drive                    Secretary                      SEI Global Funds
Oaks, PA  19456                                         Services since December
Age:  37                                                1999. Vice President and
                                                        Assistant Secretary of
                                                        the Distributor
                                                        (1998-2003).

R. GREGORY KNOPF         Vice President   Since 09/04   Managing Director of the         N/A                N/A
445 S. Figueroa Street   and Assistant                  Adviser since 1998.
Suite #306               Secretary
Los Angeles, CA
90071
Age:  55

PHILIP T. MASTERSON      Vice President   Since 09/04   Vice President &                 N/A                N/A
One Freedom Valley       and Assistant                  Assistant Secretary of
Drive                    Secretary                      SEI Investments Global
Oaks, PA  19456                                         Funds Services since
Age:  41                                                2005. General Counsel at
                                                        Citco Mutual Fund Services
                                                        (2003-2004). Vice
                                                        President and Associate
                                                        Counsel at Oppenheimer
                                                        Funds (1998-2003).




                                                                                      NUMBER OF
                                           TERM OF                                   PORTFOLIOS IN
                                           OFFICE                                    HIGHMARK FUNDS
                            POSITION(S)      AND                                       COMPLEX              OTHER
                             HELD WITH     LENGTH OF                                  OVERSEEN BY       DIRECTORSHIPS
      NAME, ADDRESS,(1)      HIGHMARK        TIME        PRINCIPAL OCCUPATION(S)        BOARD            HELD BY BOARD
          AND AGE            FUNDS         SERVED(2)      DURING PAST 5 YEARS          MEMBER(3)           MEMBER(4)
          -------            -----         ------         -------------------          --------         --------------

SOFIA A. ROSALA          Vice President   Since 03/05   Vice President and               N/A                N/A
One Freedom Valley       and Assistant                  Assistant Secretary of
Drive                    Secretary                      SEI Investments Global
Oaks, PA  19456                                         Funds Services since
Age:  31                                                2005. Compliance Officer
                                                        of SEI Investments
                                                        (2001-2004). Account and
                                                        Product Consultant, SEI
                                                        Private Trust Company
                                                        (1998-2001).

JAMES NDIAYE             Vice President   Since 03/05   Vice President and               N/A                N/A
One Freedom Valley       and Assistant                  Assistant Secretary of
Drive                    Secretary                      SEI Investments Global
Oaks, PA  19456                                         Funds Services since
Age:  37                                                2005. Vice President,
                                                        Deutsche Asset Management
                                                        (2003-2004). Associate,
                                                        Morgan, Lewis and Bockius
                                                        LLP (2000-2003).
                                                        Assistant Vice President,
                                                        ING Variable Annuities
                                                        Group (1999-2000).

MICHAEL T. PANG          Vice President   Since 03/05   Vice President and               N/A                N/A
One Freedom Valley       and Assistant                  Assistant Secretary of
Drive                    Secretary                      SEI Investments Global
Oaks, PA  19456                                         Funds Services since
Age:  31                                                2005. Counsel, Caledonian
                                                        Bank & Trust's Mutual
                                                        Fund Group (2004-2005).
                                                        Counsel, Permal Asset
                                                        Management (2001-2004).
                                                        Associate, Schulte, Roth
                                                        & Zabel's Investment
                                                        Management Group
                                                        (2000-2001).



      (1) Each Trustee may be contacted by writing to the Trustee c/o HighMark Funds, 1 Freedom Valley Drive, Oaks, PA 19456.

      (2) Each Trustee shall hold office during the lifetime of HighMark Funds until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with HighMark Funds' Declaration of Trust.

      The president, treasurer and secretary shall hold office for a one year term and until their respective successors are chosen and qualified, or in each case until he or she sooner dies, resigns, is removed, or becomes disqualified in accordance with HighMark Funds' Amended and Restated Code of Regulations.

      (3) The "HighMark Funds Complex" consists of all registered investment companies for which HighMark Capital Management, Inc. serves as investment adviser.

      (4) Directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

      The following table discloses the dollar range of equity securities beneficially owned by each Trustee (i) in each Fund and (ii) on an aggregate basis in any registered investment companies overseen by the Trustee within the same family of investment companies as HighMark Funds as of December 31, 2004.

                                                                                         AGGREGATE DOLLAR RANGE OF
                                                                                         EQUITY SECURITIES IN ALL
                                                                                           REGISTERED INVESTMENT
                                                                     DOLLAR RANGE OF       COMPANIES OVERSEEN BY
                                                                     EQUITY SECURITIES       TRUSTEE IN FAMILY
   NAME OF TRUSTEE                                                   IN THE FUNDS         OF INVESTMENT COMPANIES
David Benkert        None                                                                          None

Thomas L. Braje      Small Cap Value Fund                            [__________]              > $100,000*
                     California Intermediate Tax-Free Bond Fund      [__________]

David A. Goldfarb    Diversified Money Market Fund                   [__________]             > $100,000*
                     Large Cap Growth Fund                           [__________]
                     Large Cap Value Fund                            [__________]
                     Small Cap Value Fund                            [__________]
                     Value Momentum Fund                             [__________]
                     Balanced Fund                                   [__________]
                     Core Equity Fund                                [__________]
                     Small Cap Growth Fund                           [__________]

Joseph C. Jaeger     Large Cap Value Fund                            [__________]              $10,001-$50,000

Michael L. Noel      Core Equity Fund                                [__________]             $50,001 - $100,000
                     Large Cap Value Fund                            [__________]
                     Small Cap Growth Fund                           [__________]
                     Small Cap Value Fund                            [__________]
                     Value Momentum Fund                             [__________]

Robert M. Whitler    Small Cap Value Fund                            [__________]             $50,001-$100,000
                     Large Cap Growth Fund                           [__________]
                     Value Momentum Fund                             [__________]

*denotes greater than

      As of December 31, 2004, none of the Independent Trustees or their immediate family members beneficially owned any securities in any investment adviser or principal underwriter of HighMark Funds, or in any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of HighMark Funds. Mr. Goldfarb has an unsecured line of credit with Union Bank of California, the parent company of the Funds' investment advisor, HighMark Capital Management, Inc., with a limit of $100,000 and an interest rate of 1% over the prime rate. As of December 31, 2004, the amount outstanding was $4,753.75. The largest amount outstanding at any time during the two most recently completed calendar years was approximately $50,000. Goldfarb & Simens, an accounting firm of which Mr. Goldfarb is a partner, has an unsecured line of credit with Union Bank of California with a limit of $600,000 and an interest rate of 1% over the prime rate. The line of credit was obtained in 1987 and the largest amount outstanding at any time was $525,000. As of December 31, 2004, the amount outstanding was $500,000. Mr. Whitler is paid an annual stipend from a deferred compensation plan that he elected to participate in while an employee of Union Bank of California prior to his retirement in 1996. As of December 31, 2004, the amount outstanding in the deferred compensation account was approximately $413,000. Mr. Whitler received payments from the deferred compensation account totaling approximately $95,358 and $97,844 for the years ended December 31, 2004 and 2003, respectively. Mr. Whitler expects to receive annual payments from the account of approximately $70,000 for 2005-2008, $60,000 for 2009 and 2010 and $45,000 for 2011.

      The Trustees of HighMark Funds receive quarterly retainer fees and fees and expenses for each meeting of the Board of Trustees attended. No employee, officer or stockholder of SEI Investments Global Funds Services and/or SEI Investments Distribution Co. receives any compensation directly from HighMark Funds for serving as a Trustee and/or officer. HighMark

Capital Management, Inc., SEI Investments Global Funds Services and/or SEI Investments Distribution Co. receive administration, fund accounting servicing and distribution fees from each of the Funds. See "Administrator and Sub-Administrator" and "Distributor" below.


      The following table lists the officers of HighMark Funds who hold positions with affiliated persons or the principal underwriter of HighMark
Funds:


NAME              POSITION HELD WITH AFFILIATED PERSON OR PRINCIPAL UNDERWRITER
----              -------------------------------------------------------------
James F. Volk         SEI Investments Global Funds Services, Chief Accounting
                      Officer and Chief Company Officer
Jennifer E. Spratley  SEI Investments Company, Fund Accounting Director
Catherine Vacca       HighMark Capital Management, Senior Vice President,
                      Chief Compliance Officer and Assistant Secretary
Timothy D. Barto      SEI Investments Global Funds Services, Vice President
                      and Assistant Secretary
Philip T. Masterson   SEI Investments Global Funds Services, Vice President
                      and Assistant Secretary
R. Gregory Knopf      HighMark Capital Management, Managing Director
Sofia A. Rosala       SEI Investments Global Funds Services, Vice President
                      and Assistant Secretary
James Ndiaye          SEI Investments Global Funds Services, Vice President
                      and Assistant Secretary
Michael T. Pang       SEI Investments Global Funds Services, Vice President
                      and Assistant Secretary



      During the fiscal year ended July 31, 2005, fees paid (or deferred in lieu of current payment) to the Independent Trustees for their services as Trustees aggregated [________]. The following table sets forth information concerning fees paid and retirement benefits accrued during the fiscal year ended July 31, 2005:

                                                 PENSION OR
                         AGGREGATE               RETIREMENT                              TOTAL COMPENSATION
                       COMPENSATION           BENEFITS ACCRUED      ESTIMATED ANNUAL          FROM FUND
       NAME OF         FROM HIGHMARK           AS PART OF FUND        BENEFITS UPON        COMPLEX PAID TO
      TRUSTEE             FUNDS*                  EXPENSES              RETIREMENT            TRUSTEE
      -------             ------                  --------              ----------            -------
David Benkert             $[____]                    None                  None             $[____]
Thomas L. Braje           $[____]                    None                  None             $[____]
David A. Goldfarb         $[____]                    None                  None             $[____]
Joseph C. Jaeger          $[____]                    None                  None             $[____]
Frederick J. Long         $[____]                    None                  None             $[____]
Michael L. Noel           $[____]                    None                  None             $[____]
Robert M. Whitler         $[____]                    None                  None             $[____]

----------
* David A. Goldfarb and Robert M. Whitler deferred receipt of $[____] and $[_____], respectively, of such compensation pursuant to the fee deferral arrangements described below.


HighMark Funds provides no pension or retirement benefits to the Trustees but has adopted a deferred payment arrangement under which each Trustee who is to receive fees from HighMark Funds may elect not to receive such fees on a current basis but to receive in a subsequent period an amount equal to the value that such fees would have if they had been invested in one or more of the Funds on the normal payment date for such fees. As a result of this method of calculating the deferred payments, each Fund, upon making the deferred payments, will be in the same financial position as if the fees had been paid on the normal payment dates.

CODE OF ETHICS

      HighMark Funds, HighMark Capital Management, Inc., Aronson+Johnson+Ortiz, L.P., Chartwell Investment Partners L.P., LSV Asset Management, Waddell & Reed Investment Management Company, and SEI Investments Distribution Co. have each adopted a code of ethics ("Codes") pursuant to Rule 17j-1 of the 1940 Act, and these Codes permit personnel covered by the Codes to invest in securities, including securities that may be purchased or held by each Fund, subject to certain restrictions.

INVESTMENT ADVISER

      Investment advisory and management services are provided to each of the Funds by HighMark Capital Management, Inc. (as previously defined, the "Adviser"), pursuant to an investment advisory agreement between the Adviser and HighMark Funds dated September 1, 1998 (the "Investment Advisory Agreement"). The Adviser is a subsidiary of Union Bank of California, N.A., a subsidiary of UnionBanCal Corporation. The Adviser is a California corporation registered under the Investment Advisers Act of 1940. Union Bank of California serves as custodian for each of the Funds. See "Transfer Agent, Custodian and Fund Accounting Services" below.


      Unless sooner terminated, the Investment Advisory Agreement will continue in effect as to each particular Fund from year to year if such continuance is approved at least annually by HighMark Funds' Board of Trustees or by vote of a majority of the outstanding Shares of such Fund (as defined above under INVESTMENT RESTRICTIONS - Voting Information), and a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement by votes cast in person at a meeting called for such purpose. The Investment Advisory Agreement is terminable as to a particular Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding Shares of that Fund, or by the Adviser. The Investment Advisory Agreement terminates automatically in the event of any assignment, as defined in the 1940 Act.

      Depending on the size of the Fund, fees payable under the Investment Advisory Agreement may be higher than the advisory fee paid by most mutual funds, although the Board of Trustees believes it will be comparable to advisory fees paid by many funds having similar objectives and policies. The Adviser may from time to time agree to voluntarily reduce its advisory fee, however, it is not currently doing so for each Fund. While there can be no assurance that the Adviser will choose to make such an agreement, any voluntary reductions in the Adviser's advisory fee will lower the Fund's expenses, and thus increase the Fund's yield and total return, during the period such voluntary reductions are in effect.

      The Investment Advisory Agreement provides that the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by HighMark Funds in connection with the Adviser's services under the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its duties and obligations thereunder.

      For the services provided and expenses assumed by the Adviser pursuant to the Investment Advisory Agreement, the Adviser is entitled to receive fees from each Fund as described in that Fund's Prospectus.


      For the fiscal years ended July 31, 2005, July 31, 2004, and July 31, 2003, the Adviser received the following investment advisory fees:

                                                                              FISCAL YEAR ENDED
                                                                              -----------------

                                                  JULY 31, 2005                 JULY 31, 2004                JULY 31, 2003
                                                  -------------                 -------------                -------------
                                                           ADDITIONAL                   ADDITIONAL                  ADDITIONAL
                                              NET FEES       AMOUNT        NET FEES       AMOUNT        NET FEES      AMOUNT
FUND*                                           PAID         WAIVED          PAID         WAIVED          PAID        WAIVED
-----                                           ----         ------          ----         ------          ----        ------
Balanced Fund                                $[______]     $[______]     $   803,860     $    123     $   986,644         N/A
Core Equity Fund                              [______]      [______]         773,303          459         696,107         N/A
Large Cap Growth Fund                         [______]      [______]       1,186,502          N/A       1,075,525         N/A
Large Cap Value Fund                          [______]      [______]         692,730          N/A         582,759         N/A
Small Cap Growth Fund                         [______]      [______]         345,583          N/A          21,664         N/A
Small Cap Value Fund                          [______]      [______]       1,520,704          382         952,486         N/A
Value Momentum Fund                           [______]      [______]       2,529,232          N/A       2,197,078         N/A
Bond Fund                                     [______]      [______]       2,746,899        2,905       2,862,730         N/A
Short Term Bond Fund                          [______]      [______]              --           --              --          --
California Intermediate Tax-Free Bond         [______]      [______]         580,325      522,775         588,046     608,939
  Fund
National Intermediate Tax-Free Bond Fund      [______]      [______]          50,058      490,543          26,620     267,864
100% U.S. Treasury Money Market Fund          [______]      [______]       2,951,046          N/A       3,695,777         N/A
California Tax-Free Money Market Fund         [______]      [______]       1,055,333      529,493       1,268,191     569,212
Diversified Money Market Fund                 [______]      [______]      10,457,494          N/A      11,813,968         N/A
U.S. Government Money Market Fund             [______]      [______]       1,589,644       34,992       1,810,144         N/A
Income Plus Allocation Fund                   [______]      [______]              --           --              --          --
Growth & Income Allocation Fund               [______]      [______]              --           --              --          --
Capital Growth Allocation Fund                [______]      [______]              --           --              --          --

----------
*Each of the Short Term Bond Fund, the Income Plus Allocation Fund, the Growth & Income Allocation Fund and the Capital Growth Allocation Fund commenced investment operations after the end of HighMark Funds' fiscal year ended July 31, 2004.

SUB-ADVISERS

      LARGE CAP GROWTH FUND. Pursuant to a sub-advisory agreement effective October 1, 2001 between the Adviser and Waddell & Reed Investment Management Company ("WRIMCO"), WRIMCO provides investment advisory services to the Large Cap Growth Fund. Under its sub-advisory agreement, WRIMCO is entitled to an annual fee, paid monthly, of 0.30% of the average daily net assets of the Fund. Such fee is paid by the Adviser, and WRIMCO receives no fees directly from the Large Cap Growth Fund. For HighMark Funds' fiscal years ended July 31, 2005, July 31, 2004 and July 31, 2003, the Adviser paid WRIMCO under WRIMCO's sub-advisory agreement $475,562, $593,262 and $537,766, respectively.

      LARGE CAP VALUE FUND. Pursuant to a sub-advisory agreement effective March 31, 2003 between the Adviser and Aronson+Johnson+Ortiz, L.P. ("AJO"), AJO provides investment advisory services to the Large Cap Value Fund. Under its sub-advisory agreement, AJO is entitled to an annual fee, paid monthly, of 0.30% of the average daily net assets of the Fund. Such fee is paid by the Adviser, and AJO receives no fees directly from the Large Cap Value

Fund. For HighMark Funds' fiscal years ended July 31, 2005, July 31, 2004 and July 31, 2003, the Adviser paid AJO under AJO's sub-advisory agreement $459,790, $346,366 and $95,619, respectively.

      SMALL CAP GROWTH FUND. Pursuant to a sub-advisory agreement effective April 29, 2003 between the Adviser and Chartwell Investment Partners L.P. ("Chartwell"), Chartwell provides investment advisory services to the Small Cap Growth Fund. Under its sub-advisory agreement, Chartwell is entitled to an annual fee, paid monthly, based on the average daily net assets of the Fund as follows:

                                       RATE AS A PERCENTAGE
      FUND ASSETS                      OF AVERAGE NET ASSETS
      -----------                      ---------------------

      Up to $100 million                       0.65%
      Over $100 million                        0.60%


      Such fee is paid by the Adviser, and Chartwell receives no fees directly from the Fund. For HighMark Funds' fiscal years ended July 31, 2005, July 31, 2004 and July 31, 2003, the Adviser paid Chartwell under Chartwell's sub-advisory agreement $208,737, $195,324 and $12,237, respectively.


      SMALL CAP VALUE FUND. Pursuant to a sub-advisory agreement effective October 1, 2001, between the Adviser and LSV Asset Management ("LSV"), LSV provides investment advisory services to the Small Cap Value Fund. Under its sub-advisory agreement, LSV is entitled to an annual fee, paid monthly, based on the average daily net assets of the Fund allocated to LSV as follows:

                                                         RATE AS A PERCENTAGE
      FUND ASSETS                                        OF AVERAGE NET ASSETS
      -----------                                        ---------------------

      Up to $50 million                                          0.65%
      Between $50 million and $100 million                       0.55%
      Over $100 million                                          0.50%


      Such fee is paid by the Adviser, and LSV receives no fees directly from the Small Cap Value Fund. For HighMark Funds' fiscal years ended July 31, 2005, July 31, 2004 and July 31, 2003, the Adviser paid LSV under LSV's sub-advisory agreement $1,044,349, $860,675 and $572,752, respectively.


      SEI Funds, Inc., a minority general partner of LSV, is an affiliate of HighMark Funds' administrator and distributor, SEI Investments Global Funds Services and SEI Investments Distribution Co. No Trustee of HighMark Funds has owned any securities, or has had any material interest in, or a material interest in a material transaction with, LSV or its affiliates since the beginning of the Fund's most recent fiscal year. No officer or Trustee of HighMark Funds is an officer, employee, director, general partner or shareholder of LSV.

PORTFOLIO MANAGERS

      OTHER ACCOUNTS MANAGED BY A PORTFOLIO MANAGER

      The following table shows the number and assets of other investment accounts (or portions of investment accounts) that each Fund's portfolio managers managed as of July 31, 2005.

                                OTHER SEC-REGISTERED OPEN-       OTHER POOLED INVESTMENT
   PORTFOLIO MANAGER             END AND CLOSED-END FUNDS                VEHICLES                     OTHER ACCOUNTS
                                 Number of                       Number of                      Number of
                                  accounts         Assets         accounts        Assets         accounts        Assets
Edward A. Antoian                 [_____]          [_____]        [_____]         [_____]        [_____]         [_____]
Theodore R. Aronson               [_____]          [_____]        [_____]         [_____]        [_____]         [_____]
Kevin R. Baker                    [_____]          [_____]        [_____]         [_____]        [_____]         [_____]
Daniel Becker                     [_____]          [_____]        [_____]         [_____]        [_____]         [_____]
Robert Bigelow (1)                [_____]          [_____]        [_____]         [_____]        [_____]         [_____]
Robert Bigelow (2)                [_____]          [_____]        [_____]         [_____]        [_____]         [_____]
Alan S. Borthwick                 [_____]          [_____]        [_____]         [_____]        [_____]         [_____]
David Choi                        [_____]          [_____]        [_____]         [_____]        [_____]         [_____]
Richard Earnest                   [_____]          [_____]        [_____]         [_____]        [_____]         [_____]
David J. Goerz III (3)            [_____]          [_____]        [_____]         [_____]        [_____]         [_____]
David J. Goerz III (4)            [_____]          [_____]        [_____]         [_____]        [_____]         [_____]
David J. Goerz III (5)            [_____]          [_____]        [_____]         [_____]        [_____]         [_____]
David J. Goerz III (6)            [_____]          [_____]        [_____]         [_____]        [_____]         [_____]
David J. Goerz III (7)            [_____]          [_____]        [_____]         [_____]        [_____]         [_____]
Kevin M. Johnson                  [_____]          [_____]        [_____]         [_____]        [_____]         [_____]
Michael D. Jones                  [_____]          [_____]        [_____]         [_____]        [_____]         [_____]
Robert Kang                       [_____]          [_____]        [_____]         [_____]        [_____]         [_____]
Josef Lakonishok                  [_____]          [_____]        [_____]         [_____]        [_____]         [_____]
Todd Lowenstein                   [_____]          [_____]        [_____]         [_____]        [_____]         [_____]
Greg Lugosi (8)                   [_____]          [_____]        [_____]         [_____]        [_____]         [_____]
Greg Lugosi (9)                   [_____]          [_____]        [_____]         [_____]        [_____]         [_____]
E. Jack Montgomery (3)            [_____]          [_____]        [_____]         [_____]        [_____]         [_____]
E. Jack Montgomery (8)            [_____]          [_____]        [_____]         [_____]        [_____]         [_____]
E. Jack Montgomery (9)            [_____]          [_____]        [_____]         [_____]        [_____]         [_____]
Gina Marie N. Moore               [_____]          [_____]        [_____]         [_____]        [_____]         [_____]
Raymond Mow (1)                   [_____]          [_____]        [_____]         [_____]        [_____]         [_____]
Raymond Mow (2)                   [_____]          [_____]        [_____]         [_____]        [_____]         [_____]
Martha E Ortiz                    [_____]          [_____]        [_____]         [_____]        [_____]         [_____]
Richard Rocke                     [_____]          [_____]        [_____]         [_____]        [_____]         [_____]
George Rokas                      [_____]          [_____]        [_____]         [_____]        [_____]         [_____]
Philip Sanders                    [_____]          [_____]        [_____]         [_____]        [_____]         [_____]
Keith Stribling                   [_____]          [_____]        [_____]         [_____]        [_____]         [_____]
Menno Vermeulen                   [_____]          [_____]        [_____]         [_____]        [_____]         [_____]
Robert W. Vishny                  [_____]          [_____]        [_____]         [_____]        [_____]         [_____]
Kenneth Wemer                     [_____]          [_____]        [_____]         [_____]        [_____]         [_____]

      (1) "Other SEC-registered open-end and closed-end funds" represents funds other than HighMark California Intermediate Tax-Free Bond Fund.

      (2) "Other SEC-registered open-end and closed-end funds" represents funds other than HighMark National Intermediate Tax-Free Bond Fund.

      (3) "Other SEC-registered open-end and closed-end funds" represents funds other than HighMark Balanced Fund.

      (4) "Other SEC-registered open-end and closed-end funds" represents funds other than HighMark Core Equity Fund.

      (5) "Other SEC-registered open-end and closed-end funds" represents funds other than HighMark Income Plus Allocation Fund.

      (6) "Other SEC-registered open-end and closed-end funds" represents funds other than HighMark Growth & Income Allocation Fund.

      (7) "Other SEC-registered open-end and closed-end funds" represents funds other than HighMark Capital Growth Allocation Fund.

      (8) "Other SEC-registered open-end and closed-end funds" represents funds other than HighMark Bond Fund.

      (9) "Other SEC-registered open-end and closed-end funds" represents funds other than HighMark Short Term Bond Fund.

      ACCOUNTS AND ASSETS FOR WHICH ADVISORY FEE IS BASED ON PERFORMANCE

                                 OTHER SEC-REGISTERED OPEN-       OTHER POOLED INVESTMENT
      PORTFOLIO MANAGER           END AND CLOSED-END FUNDS                VEHICLES                    OTHER ACCOUNTS
                                 Number of                       Number of                      Number of
                                  accounts         Assets         accounts        Assets         accounts        Assets
Edward A. Antoian                 [_____]          [_____]        [_____]         [_____]        [_____]         [_____]
Theodore R. Aronson               [_____]          [_____]        [_____]         [_____]        [_____]         [_____]
Kevin R. Baker                    [_____]          [_____]        [_____]         [_____]        [_____]         [_____]
Alan S. Borthwick                 [_____]          [_____]        [_____]         [_____]        [_____]         [_____]
David Choi                        [_____]          [_____]        [_____]         [_____]        [_____]         [_____]
Kevin M. Johnson                  [_____]          [_____]        [_____]         [_____]        [_____]         [_____]
Michael D. Jones                  [_____]          [_____]        [_____]         [_____]        [_____]         [_____]
Josef Lakonishok                  [_____]          [_____]        [_____]         [_____]        [_____]         [_____]
Gina Marie N. Moore               [_____]          [_____]        [_____]         [_____]        [_____]         [_____]
Martha E Ortiz                    [_____]          [_____]        [_____]         [_____]        [_____]         [_____]
Menno Vermeulen                   [_____]          [_____]        [_____]         [_____]        [_____]         [_____]
Robert W. Vishny                  [_____]          [_____]        [_____]         [_____]        [_____]         [_____]

      OWNERSHIP OF SECURITIES

      The table below shows the dollar ranges of shares of a Fund beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended) by the portfolio managers listed above as of July 31, 2005:

                                                               DOLLAR RANGE OF EQUITY SECURITIES IN THE
                            PORTFOLIO MANAGER                           FUND BENEFICIALLY OWNED
Edward A. Antoian                                                                None
Theodore R. Aronson                                                              None
Kevin R. Baker                                                                   None
Daniel Becker                                                                    None
Robert Bigelow
      HighMark California Intermediate Tax-Free Bond Fund                        None
      HighMark National Intermediate Tax-Free Bond Fund                          None
Alan S. Borthwick                                                                None
David Choi                                                                       None
Richard Earnest                                                           $500,001-$1,000,000
David J. Goerz III
      HighMark Balanced Fund                                                     None
      HighMark Core Equity Fund                                                  None
      HighMark Income Plus Allocation Fund                                       None
      HighMark Growth & Income Allocation Fund                                   None
      HighMark Capital Growth Allocation Fund                                    None
Kevin M. Johnson                                                                 None
Michael D. Jones                                                                 None
Robert Kang                                                                      None
Josef Lakonishok                                                                 None
Todd Lowenstein                                                            $50,001-$100,000
Greg Lugosi
      HighMark Bond Fund                                                         None
      HighMark Short Term Bond Fund                                              None
E. Jack Montgomery
      HighMark Balanced Fund                                                     None
      HighMark Bond Fund                                                   $100,001-$500,000
      HighMark Short Term Bond Fund                                              None
Gina Marie N. Moore                                                              None
Raymond Mow
      HighMark California Intermediate Tax-Free Bond Fund                        None
      HighMark National Intermediate Tax-Free Bond Fund                          None
Martha E Ortiz                                                                   None
Richard Rocke                                                                    None
George Rokas                                                                     None
Philip Sanders                                                                   None
Keith Stribling                                                            $100,001-$500,000
Menno Vermeulen                                                                  None
Robert W. Vishny                                                                 None
Kenneth Wemer                                                                    None

      COMPENSATION

HIGHMARK CAPITAL MANAGEMENT, INC.

      As of July 31, 2005, each of the portfolio managers for each Fund (except for HighMark Large Cap Growth Fund, HighMark Large Cap Value Fund, HighMark Small Cap Growth Fund and HighMark Small Cap Value Fund) receives a salary from the Adviser and participates in the Adviser's incentive compensation plan, which is an annual plan that pays a cash bonus. Some portfolio managers may also be eligible to participate in the Adviser's long-term incentive compensation plan, which is paid in a combination of options on the stock of UnionBanCal Corporation and deferred cash. A portfolio manager's bonus is variable and is generally based on (1) an evaluation of the manager's investment performance,
(2) achievement of budgeted profit goals and (3) meeting of business objectives determined by a portfolio manager's direct supervisor. In evaluating investment performance, the Adviser generally considers the one-, two- and three-year performance of mutual funds and other accounts under a portfolio manager's oversight relative, solely or in part, to the peer group noted below. A portfolio manager may also be compensated for providing securities analysis for other HighMark Funds, where applicable.

           PORTFOLIO MANAGER        PEER GROUP
Robert Bigelow*                     Morningstar Muni California
                                    Intermediate/Short Category (with respect to
                                    HighMark California Intermediate
                                    Tax-Free Bond Fund); Morningstar Muni
                                    National Intermediate Category (with respect
                                    to HighMark National Intermediate Tax-Free
                                    Bond Fund)
Richard Earnest                     Morningstar Large Cap Value Category
David J. Goerz III                  [_____]
Robert Kang                         Morningstar Large Blend Category (with
                                    respect to the equity portion of HighMark
                                    Balanced Fund); Morningstar Large Cap Value
                                    Category (with respect to HighMark Value
                                    Momentum Fund)
Todd Lowenstein                     Morningstar Large Cap Value Category
Greg Lugosi                         Morningstar General Intermediate Bond
                                    Category (with respect to HighMark Bond Fund
                                    and the fixed income portion of HighMark
                                    Balanced Fund); Morningstar Short Term Bond
                                    Category (with respect to HighMark Short
                                    Term Bond Fund)
E. Jack Montgomery                  Morningstar General Intermediate Bond
                                    Category (with respect to HighMark Bond Fund
                                    and the fixed income portion of HighMark
                                    Balanced Fund); Morningstar Short Term Bond
                                    Category (with respect to HighMark Short
                                    Term Bond Fund)
Raymond Mow*                        Morningstar Muni California Intermediate
                                    /Short Category (with respect to HighMark
                                    California Intermediate Tax-Free Bond Fund);
                                    Morningstar Muni National Intermediate
                                    Category (with respect to HighMark National
                                    Intermediate Tax-Free Bond Fund)
Richard Rocke                       Morningstar Large Blend Category (with
                                    respect to HighMark Core Equity Fund and the
                                    equity portion of HighMark Balanced Fund);
                                    Morningstar Large Cap Value Category (with
                                    respect to HighMark Value Momentum Fund)
George Rokas                        Morningstar Large Blend Category (with
                                    respect to the equity portion of HighMark
                                    Balanced Fund); Morningstar Large Cap Value
                                    Category (with respect to HighMark Value
                                    Momentum Fund)
Keith Stribling                     Morningstar Large Cap Value Category
Kenneth Wemer                       Morningstar Large Blend Category (with
                                    respect to the equity portion of HighMark
                                    Balanced Fund); Morningstar Large Cap Value
                                    Category (with respect to HighMark Value
                                    Momentum Fund)

*A portion of Mr. Bigelow and Mr. Mow's compensation is also based on the one-, two- and three-year performance of HighMark California Tax-Free Money Market Fund relative to iMoneyNet CA Tax-Free Retail.

      The size of the overall bonus pool each year is determined by the Adviser and depends in part on levels of compensation generally in the investment management industry (based on market compensation data) and the Adviser's profitability for the year, which is influenced by assets under management.

ARONSON+JOHNSON+ORTIZ, L.P.

      Each of AJO's portfolio managers is a principal of the firm. All principals are compensated through salary and merit-based bonuses awarded entirely for contribution and "elbow grease." Principals also share in the profits of the firm through equity-related distributions. A portfolio manager's retirement benefit is an annual SEP-IRA contribution.

CHARTWELL INVESTMENT PARTNERS L.P.

      The compensation paid to a Chartwell portfolio manager consists of base salary, annual bonus, ownership distributions, and an annual profit-sharing contribution to the firm's retirement plan.

      A portfolio manager's base salary is determined by Chartwell's Compensation Committee and is reviewed at least annually. A portfolio manager's experience, historical performance and role in the firm or product team management are the primary considerations in determining the base salary. Industry benchmarking is utilized by the Compensation Committee on an annual basis.

      A portfolio manager's annual bonus is determined by the Compensation committee based on a number of factors. The primary factor is a performance-based compensation schedule that is applied to all accounts managed by a portfolio manager within a particular investment product, and is not specific to any one account. The bonus is calibrated based on the gross composite performance of such accounts versus the appropriate benchmark. Portfolio construction, sector and security weighting, and performance are reviewed by the Compliance Committee and Compensation Committee to prevent a manager from taking undue risks. Additional factors used to determine the annual bonus include the portfolio manager's contribution as an analyst, product team management, and contribution to the strategic planning and development of the investment group as well as the firm.

      Ownership distributions are paid to a portfolio manager based on the portfolio manager's ownership interest, or percentage limited partnership interest, in Chartwell multiplied by total net cash distributions paid during the year. A profit-sharing contribution is paid to the retirement plan account of all eligible Chartwell employees based solely on annual profitability of the firm.

      Performance compensation is measured on two levels: (1) comparison of the product's composite performance return with that of the appropriate index or benchmark (for HighMark Small Cap Growth Fund, this is the Russell 2000 Growth Index), and (2) comparison of the sector return for which the individual portfolio manager is responsible with that sector return within the appropriate index or benchmark (for HighMark Small Cap Growth Fund, this is the Russell 2000 Growth Index). The performance compensation parameters are measured over each calendar year.

LSV ASSET MANAGEMENT

      Each LSV portfolio manager's compensation consists of a salary and a discretionary bonus. Each of the portfolio managers is also a partner in LSV and as such receives a portion of the overall profit of the firm as part of the portfolio manager's ownership interests. The bonus is based on the profitability of LSV and individual performance. Individual performance is subjective and may be based on a number of factors, such as an individual's leadership and contribution to the strategic planning and development of the investment group.

WADDELL & REED INVESTMENT MANAGEMENT COMPANY

      Integral to the retention of investment professionals are: a) a competitive base salary that is commensurate with the individual's level of experience and responsibility; b) an attractive bonus structure linked to investment performance, described below; c) eligibility for a stock incentive plan in shares of Waddell & Reed Financial, Inc. (WDR) that rewards teamwork;
d) paying for the cost of a leased automobile; and e) to the extent a portfolio manager also manages institutional separate accounts, he or she will share in a percentage of the revenues earned, on behalf of such accounts, by WRIMCO. Awards of equity-based compensation typically vest over time, so as to create an incentive to retain key talent.

      Portfolio managers can receive significant annual performance-based bonuses. The better the pre-tax performance of the portfolio relative to an appropriate benchmark, the more bonus compensation the manager receives. The primary benchmark (for HighMark Large Cap Growth Fund, this is the Lipper Large Cap Growth Category) is their percentile ranking against the performance of managers of the same investment style at other firms. The secondary benchmark (for HighMark Large Cap Growth Fund, this is Mobius Large Cap Growth) is an index of securities matched to the same investment style. Half of their bonuses are based upon a three-year period and half is based upon a one year period. For truly exceptional results, bonuses can be multiples of base salary. In cases where portfolio managers have more than one portfolio to manage, all the portfolios are similar in investment style and all are taken into account in determining bonuses. Thirty percent of annual performance-based bonuses are deferred for a three-year period. During that time, the deferred portion of bonuses are invested in mutual funds managed by WRIMCO, with a minimum of 50% of the deferred bonus required to be invested in a mutual fund managed by the portfolio manager. In addition to the deferred portion of bonuses being invested in WRIMCO managed mutual funds, the WDR's 401(k) plan offers WRIMCO managed mutual funds as investment options. No bonus compensation is based upon the amount of the mutual fund assets under management.

      The bonus for the portfolio managers is weighted by asset size relative to the total; however, any material difference in performance (return dispersion) is noted and subjectively weighted in bonus decisions.

      POTENTIAL CONFLICTS OF INTEREST IN MANAGING MULTIPLE ACCOUNTS

      Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which the Adviser believes are faced by investment professionals at most major financial firms. The Adviser and the Board of Trustees of HighMark Funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

      The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance ("performance fee accounts"), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts.

      These potential conflicts may include, among others:

o The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

o The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

o The trading of other accounts could be used to benefit higher-fee accounts (front- running).

o The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

      Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, with respect to the Adviser, the Adviser's investment professionals do not have the opportunity to invest in client accounts, other than HighMark Funds.

      A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Adviser's or a Sub-adviser's trading desk, as applicable may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold - for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

      "Cross trades," in which one Adviser or a Sub-Adviser account, as applicable, sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. The Adviser and HighMark Funds' Board of Trustees have adopted compliance procedures that provide that any transactions between a Fund and another Adviser or Sub-Adviser-advised account are to be made at an independent current market price, as required by law.

      Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account's objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

      A Fund's portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

      A Fund's portfolio manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of
1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

      The Adviser or a Sub-Adviser, as applicable, or an affiliate may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of Funds and/or accounts that provide greater overall returns to the Adviser or Sub-Adviser, as applicable, and its affiliates.

      A Fund's portfolio manager may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Fund and other accounts. In addition, a Fund's portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel of the Adviser and the Sub-Adviser's, including a Fund's portfolio manager(s), aresubject to restrictions on engaging in personal securities transactions pursuantto Codes of Ethics adopted by the Adviser, HighMark Funds and the Sub-Advisersthat contain provisions and requirements designed to identify and addresscertain conflicts of interest between personal investment activities and the interests of the Funds.


PORTFOLIO TRANSACTIONS

      Pursuant to the Investment Advisory Agreement, the Adviser determines, subject to the general supervision of the Board of Trustees of HighMark Funds and in accordance with each Fund's investment objective and restrictions, which securities are to be purchased and sold by a Fund, and which brokers are to be eligible to execute its portfolio transactions. Purchases and sales of portfolio securities for the Bond Fund, the Short Term Bond Fund, the California Intermediate Tax-Free Bond Fund, the National Intermediate Tax-Free Bond Fund, the Diversified Money Market Fund, the U.S. Government Money Market Fund, the 100% U.S. Treasury Money Market Fund and the California Tax-Free Money Market Fund usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers may include the spread between the bid and asked price. Securities purchased by the Large Cap Growth Fund, the Large Cap Value Fund, the Value Momentum Fund, the Core Equity Fund, the Small Cap Growth Fund and the Small Cap Value Fund will generally involve the payment of a brokerage fee. Portfolio transactions for the Balanced Fund may be principal transactions or involve the payment of brokerage commissions. While the Adviser generally seeks competitive spreads or commissions on behalf of each of the Funds, the Funds may not necessarily pay the lowest spread or commission available on each transaction, for reasons discussed below.

      Allocation of transactions, including their frequency, to various dealers is determined by the Adviser or the Sub-Advisers in their best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, brokerage will at times be allocated to firms that supply research, statistical data and other services when the terms of the transaction and the capabilities of different broker/dealers are consistent with the guidelines set forth in Section 28(e) of the Securities Exchange Act of 1934. Information so received is in addition to and not in lieu of services required to be performed by the Adviser or the Sub-Advisers and does not reduce the advisory fees payable to the Adviser by HighMark Funds. Such information may be useful to the Adviser or the Sub-Advisers in serving both HighMark Funds and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Adviser in carrying out its obligations to HighMark Funds.

      To the extent permitted by applicable rules and regulations, the Adviser or Sub-Advisers may execute portfolio transactions involving the payment of a brokerage fee through the Adviser, SEI Investments Distribution Co., and their affiliates. As required by Rule 17e-1 under the 1940 Act, the Funds have adopted procedures which provide that commissions paid to such affiliates must be fair and reasonable compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions. The procedures also provide that the Board of Trustees will review reports of such affiliated brokerage transactions in connection with the foregoing standard. HighMark Funds will not acquire portfolio securities issued by, make savings deposits in, or enter repurchase or reverse repurchase agreements with, Union Bank of California, or its affiliates, and will not give preference to correspondents of Union Bank of California with respect to such securities, savings deposits, repurchase agreements and reverse repurchase agreements.

      Investment decisions for each Fund are made independently from those for the other Funds or any other investment company or account managed by the Adviser or the Sub-Advisers. However, any such other investment company or account may invest in the same securities as HighMark Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another Fund, investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner that the Adviser or the Sub-Advisers believe to be equitable to the Fund(s) and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund. To the extent permitted by law, the Adviser or the Sub-Advisers may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for the other Funds or for other investment companies or accounts in order to obtain best execution. As provided in the Investment Advisory Agreement and the sub-advisory agreements between the Adviser and the Sub-Advisers, in making investment recommendations for HighMark Funds, the Adviser or the Sub-Advisers will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by HighMark Funds is a customer of the Adviser, the Sub-Advisers, their parent or its subsidiaries or affiliates and, in dealing with its commercial customers, the Adviser and the Sub-Advisers, their parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by HighMark Funds.

      During the following fiscal years, the Funds listed below paid the following aggregate brokerage commissions:

                                                 FISCAL YEAR ENDED
                                                 -----------------

                                   JULY 31, 2005   JULY 31, 2004   JULY 31, 2003
                                   -------------   -------------   -------------

Balanced Fund                        [______]        $334,217        $  281,119
Core Equity Fund                     [______]         451,254           305,594
Large Cap Growth Fund                [______]         488,446           285,983
Large Cap Value Fund                 [______]         100,883         1,224,587
Small Cap Growth Fund                [______]         234,212            39,312
Small Cap Value Fund                 [______]          90,981            90,138
Value Momentum Fund                  [______]         290,695           156,825

      The table below lists the amount of brokerage transactions of the Funds directed to brokers during the fiscal year ended July 31, 2005 because of research and other services provided, and the commissions related to these transactions:

                           AMOUNT OF TRANSACTIONS          AMOUNT OF COMMISSIONS
                           ----------------------          ---------------------
Balanced Fund              $106,028,197                    $    143,215
Core Equity Fund           $230,561,980                    $    331,283
Value Momentum Fund        $179,358,052                    $    366,478
Small Cap Growth Fund      $ 19,877,795                    $     20,581

Certain Funds acquired during the fiscal year ended July 31, 2005 securities issued by "regular broker-dealers" of such Funds or their parents, as that term is defined in Rule 10b-1 under the 1940 Act. The value of such securities of each issuer held by each such Fund as of July 31, 2005 is set forth in the tables below.

                                                                            VALUE OF BROKER'S
                                                                            SECURITIES HELD AS OF
FUND                             BROKER                                     7/31/05 (IN THOUSANDS)
----                             ------                                     ----------------------
Balanced Fund                    Bear Stearns & Co., Inc.                   $      0
                                 Lehman Brothers, Inc.                           286
                                 Merrill Lynch, Pierce, Fenner & Smith           803
                                 BankAmerica Corporation                       1,249
                                 Morgan Stanley & Co., Inc.                    2,827
                                 JP Morgan Chase & Co.                           927
                                 Wells Fargo & Co.                               884

Bond Fund                        HSBC Holdings PLC                          $  4,082
                                 Lehman Brothers, Inc.                             0
                                 Morgan Stanley & Co., Inc.                   15,987

Core Equity Fund                 Lehman Brothers, Inc.                      $      0
                                 Merrill Lynch, Pierce, Fenner & Smith         1,903
                                 Morgan Stanley & Co., Inc.                    1,000

Diversified Money Market Fund    BankAmerica Corp.                          $      0
                                 Deutsche Bank                                     0
                                 Goldman Sachs & Co.                         150,000
                                 Merrill Lynch, Pierce, Fenner & Smith        65,500
                                 Morgan Stanley & Co., Inc.                  100,000
                                 ING Company                                       0

Large Cap Growth Fund            Bear Stearns & Co., Inc.                   $  2,500
                                 Legg Mason Inc.                               4,275
                                 Lehman Brothers, Inc.                             0
                                 Morgan Stanley & Co., Inc.                    1,000
                                 Goldman Sachs & Co.                           3,036

Large Cap Value Fund             Goldman Sachs & Co.                        $  1,644
                                 Merrill Lynch, Pierce, Fenner & Smith         3,174
                                 Citigroup                                     4,305

Short Term Bond Fund             BankAmerica Corporation                    $    252
                                 Morgan Stanley & Co., Inc.                      255

Value Momentum Fund              Bank of New York                           $  2,863
                                 Bear Stearns & Co., Inc.                     15,005
                                 Goldman Sachs & Co.                           4,772
                                 Lehman Brothers, Inc.                             0
                                 Morgan Stanley & Co., Inc.                   12,805

ADMINISTRATOR AND SUB-ADMINISTRATOR

      Effective [________], HighMark Capital Management, Inc., in addition to serving as investment adviser, serves as administrator to each of the Funds pursuant to the administrative services agreement dated as of [_________] between HighMark Funds and HighMark Capital Management, Inc. (the "Administration Agreement"). Prior to [__________], HighMark Capital Management, Inc. served as sub-administrator to each of the Funds pursuant to an agreement with SEI Investments Global Funds Services (formerly, "SEI Investments Mutual Funds Services").

      Pursuant to the Administration Agreement, HighMark Capital Management, Inc. provides the Funds with all administrative services necessary or appropriate for the operation of HighMark Funds, including recordkeeping and regulatory reporting, regulatory compliance, blue sky, tax reporting, transmission of regular shareholder communications, supervision of third party service providers and fund accounting services, all suitable office space for HighMark Funds, all necessary administrative facilities and equipment, and all personnel necessary for the efficient conduct of the affairs of

HighMark Funds. As described below, HighMark Capital Management, Inc. has delegated part of its responsibilities under the Administration Agreement to SEI Investments Global Funds Services.

         HighMark Capital Management, Inc. is entitled to a fee, which is calculated daily and paid monthly in arrears, at an annual rate of 0.15% of the first $10 billion of the average daily net assets of HighMark Funds and 0.145% of such average daily net assets in excess of $10 billion. HighMark Capital Management, Inc. may waive its fee or reimburse various expenses to the extent necessary to limit the total operating expenses of a Fund's Shares. Currently, HighMark Capital Management, Inc. has agreed to waive its fee to the rate of 0.125% of the average daily net assets of the Funds. Any such waiver is voluntary and may be terminated at any time in HighMark Capital Management, Inc.'s sole discretion.

          HighMark Capital Management, Inc. is entitled to receive a minimum administration fee of $10,000 for each additional share class added to a series of HighMark Funds after HighMark Funds has a total of 47 share classes. Such fee will be shared pro-rata among all share classes of HighMark Funds. In the event a new series of HighMark Funds is created and publicly offered after [_____], HighMark Capital Management, Inc. is entitled to a minimum administration fee of $55,000 for each new series of HighMark Funds including one share class. In the event more than one share class is included with a new series of HighMark Funds, and the total share classes for HighMark Funds has reached a total of 47, the minimum administration fee applicable to the new series of HighMark Funds will be increased by $10,000 for each additional share class. The minimum fee applicable to a series of HighMark Funds shall be allocated pro rata among all share classes of such series. A minimum administration fee shall not apply in any month in which such minimum fee, with respect to a series of HighMark Funds, would be less than an amount equal to the assets otherwise subject to the minimum fee multiplied by 0.04%.

         As part of the Administration Agreement, HighMark Capital Management, Inc. is responsible for certain fees charged by HighMark Funds' transfer agent and certain routine legal expenses incurred by HighMark Funds and its series. The Administration Agreement provides that the above additional expenses may be paid by a sub-administrator on behalf of HighMark Capital Management, Inc.

         The Administration Agreement became effective on [_________]. Unless sooner terminated as provided in the Administration Agreement (and as described below), the Administration Agreement will continue in effect until [________]. The Administration Agreement thereafter shall be renewed automatically for successive annual terms unless written notice not to renew is given by either party at least 90 days prior to the expiration of the then-current term. The Administration Agreement is terminable prior to the expiration of the initial term by either party, in the event of a material breach of the Administration Agreement, upon the giving of written notice, specifying the date of termination, at least 45 days prior to the specified date of termination and the breaching party has not remedied such breach by the specified date.

         The Administration Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of HighMark Capital Management, Inc., or the reckless disregard by HighMark Capital Management, Inc. of its obligations and duties under the Administration Agreement, HighMark Capital Management, Inc. shall not be subject to any liability to HighMark Funds, for any act or omission in the course of, or connected with, the rendering of services under the Administration Agreement.

         The Administration Agreement permits HighMark Capital Management, Inc. to subcontract its services thereunder, provided that HighMark Capital Management, Inc. will not be relieved of its obligations under the Administration Agreement by the appointment of a subcontractor and HighMark Capital Management, Inc. shall be responsible to HighMark Funds for all acts of the subcontractor as if such acts were its own, except for losses suffered by any Fund resulting from willful misfeasance, bad faith or gross negligence by the subcontractor in the performance of its duties or for reckless disregard by it of its obligations and duties.

         Effective [__________], SEI Investments Global Funds Services (formerly, "SEI Investments Mutual Funds Services") serves as sub-administrator (the "Sub-Administrator") to each of the Funds pursuant to a sub-administration agreement dated as of [________] between HighMark Capital Management, Inc. and SEI Investments Global Funds Services. The Sub-Administrator will perform accounting and administrative services which may include recordkeeping and regulatory reporting, regulatory compliance, tax reporting, transmission of regular shareholder communications, supervision of third party service providers, fund accounting services, providing advice and recommendations with respect to the business and affairs of the Funds, consulting with respect to the operation of HighMark Funds and other services for HighMark Funds as may be agreed upon from time to time, for which it will receive a fee, paid by HighMark Capital Management, Inc., at the annual rate of up to 0.04% of the first $10 billion of the average daily net assets of HighMark Funds and 0.035% of such average daily net assets in excess of $10 billion.

         The Sub-Administrator is entitled to a minimum annual fee of $2,800,000, which is $233,333 monthly, for all series and classes in existence as of [_______]. The Sub-Administrator is entitled to receive a minimum administration fee of $10,000 for each additional share class added to a series of HighMark Funds after HighMark Funds has a total of 47 share classes. In the event a new series of HighMark Funds is created and publicly offered after [_____], the Sub-Administrator is entitled to a minimum administration fee of $55,000 for each new series of HighMark Funds including one share class. In the event more than one share class is included with a new series of HighMark Funds, and the total share classes for HighMark Funds has reached a total of 47, the minimum administration fee applicable to the new series of HighMark Funds will be increased by $10,000 for each additional share class. A minimum administration fee shall not apply in any month in which such minimum fee, with respect to a series of HighMark Funds, would be less than an amount equal to the assets otherwise subject to the minimum fee multiplied by 0.04%. The Sub-Administration Agreement further provides that the Sub-Administrator will pay certain transfer agency fees and legal fees of HighMark Funds.

      The Sub-Administrator, a Delaware statutory trust, has its principal business offices at 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Sub-Administrator. SEI Investments and its subsidiaries and affiliates, including the Sub-Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers.

      Prior to [_____________], the Sub-Administrator served as the administrator to each of the Funds pursuant to a prior administration agreement with HighMark Funds dated February 15, 1997. For its services as administrator and expenses assumed pursuant to the prior administration agreement dated February 15, 1997, SEI Investments Global Funds Services received the following fees:

                                                                     FISCAL YEAR ENDED
                                                                     -----------------

                                         JULY 31, 2005                 JULY 31, 2004             JULY 31, 2003
                                         -------------                 -------------             -------------
                                                  ADDITIONAL                  ADDITIONAL                 ADDITIONAL
                                    NET FEES        AMOUNT                      AMOUNT                     AMOUNT
FUND*                                 PAID          WAIVED     NET FEES PAID    WAIVED    NET FEES PAID    WAIVED
-----                                 ----          ------     -------------    ------    -------------    ------
Balanced Fund                      [________]     [________]     $  235,571     $32,425    $  295,998     $ 32,885
Core Equity Fund                   [________]     [________]        226,704      31,218       208,835       23,202
Large Cap Growth Fund              [________]     [________]        347,698      47,805       322,663       35,848
Large Cap Value Fund               [________]     [________]        202,883      28,029       174,831       19,424
Small Cap Growth Fund              [________]     [________]         52,715       7,386         3,391          377
Small Cap Value Fund               [________]     [________]        267,208      37,011       171,450       19,048
Value Momentum Fund                [________]     [________]        740,976     102,106       659,134       73,230
Bond Fund                          [________]     [________]        967,224     132,705     1,030,605      114,500
Short Term Bond Fund               [________]     [________]
California Intermediate
Tax-Free
  Bond Fund                        [________]     [________]        388,086      53,157       430,924       47,876
National Intermediate Tax-Free
  Bond Fund                        [________]     [________]        189,904      26,338       106,017       11,778
100% U.S. Treasury Money
  Market Fund                      [________]     [________]      1,730,227     237,149     2,188,050      243,092
California Tax-Free Money
  Market Fund                      [________]     [________]        929,274     127,283     1,102,460      122,483
Diversified Money Market Fund      [________]     [________]      6,130,323     841,382     7,088,496      787,531
U.S. Government Money Market
  Fund                             [________]     [________]        952,731     130,367     1,086,098      120,665
Income Plus Allocation Fund        [________]     [________]
Growth & Income Allocation
  Fund                             [________]     [________]
Capital Growth Allocation Fund     [________]     [________]

----------
*Each of the Short Term Bond Fund, the Income Plus Allocation Fund, the Growth & Income Allocation Fund and the Capital Growth Allocation Fund commenced investment operations after the end of HighMark Funds' fiscal year ended July 31, 2004.

GLASS-STEAGALL ACT

      The Gramm-Leach-Bliley Act of 1999 repealed certain provisions of the Glass-Steagall Act that had previously restricted the ability of banks and their affiliates to engage in certain mutual fund activities. Nevertheless, the Adviser's activities remain subject to, and may be limited by, applicable federal banking law and regulations. The Adviser and the Sub-Advisers believe that they possess the legal authority to perform the services for the Funds contemplated by the Investment Advisory Agreement and the sub-advisory agreements between the Adviser and the Sub-Advisers and described in the Prospectuses and this Statement of Additional Information and has so represented in the Investment Advisory Agreement and the sub-advisory agreements. HighMark Capital Management, Inc. also believes that it may perform administration services on behalf of each Fund, for which it receives compensation from HighMark Funds without a violation of applicable banking laws and regulations. Future changes in either federal or state statutes and regulations relating to the permissible activities of banks or bank holding companies and the subsidiaries or affiliates of those entities, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations could prevent or restrict the Adviser from continuing to perform such services for HighMark Funds. Depending upon the nature of any changes in the services that could be provided by the Adviser, or the Sub-Advisers, the Board of Trustees of HighMark Funds would review HighMark Funds' relationship with the Adviser and the Sub-Advisers and consider taking all action necessary in the circumstances.

      Should further legislative, judicial or administrative action prohibit or restrict the activities of Union Bank of California, the Adviser, its affiliates, and its correspondent banks in connection with Customer purchases of Shares of HighMark Funds, such Banks might be required to alter materially or discontinue the services offered by them to Customers. It is not anticipated, however, that any change in HighMark Funds' method of operations would affect its net asset value per Share or result in financial losses to any Customer.

SHAREHOLDER SERVICES PLANS


      HighMark Funds has adopted three Shareholder Services Plans, one for Fiduciary Shares, one for Class A Shares, and one for Class B Shares (collectively, the "Services Plans") pursuant to which a Fund is authorized to pay compensation to financial institutions (each a "Service Provider"), which may include Bank of Tokyo-Mitsubishi Trust Company, Union Bank of California, N.A., or their respective affiliates, that agree to provide certain shareholder support services for their customers or account holders (collectively, "customers") who are the beneficial or record owners of Shares of a Fund. In consideration for such services, a Service Provider is compensated by a Fund at a maximum annual rate of up to 0.25% of the average daily net asset value of the applicable class of Shares of such Fund, pursuant to each plan. A Service Provider may waive such fees at any time. Any such waiver is voluntary and may be terminated at any time. Currently, such fees are being waived to the rate of 0.15% of average daily net assets for the Fiduciary and Class A Shares of the Large Cap Value Fund, Large Cap Growth Fund, Small Cap Growth Fund, Small Cap Value Fund, Balanced Fund, Value Momentum Fund, and Core Equity Fund; 0.07% for the Fiduciary and Class A Shares of the Bond Fund; 0.05% for the

Fiduciary Class and Class A Shares of the Short Term Bond Fund, California Intermediate Tax-Free Bond Fund, National Intermediate Tax-Free Bond Fund, 100% U.S. Treasury Money Market Fund, California Tax-Free Money Market Fund, Diversified Money Market Fund and U.S. Government Money Market Fund; and 0.05% for the Class A Shares of the Income Plus Allocation Fund, Growth & Income Allocation Fund and Capital Growth Allocation Fund.


      The servicing agreements adopted under the Services Plans (the "Servicing Agreements") require the Service Provider receiving such compensation to perform certain shareholder support services as set forth in the Servicing Agreements with respect to the beneficial or record owners of Shares of a Fund.

      As authorized by the Services Plans, HighMark Funds may enter into a Servicing Agreement with a Service Provider pursuant to which the Service Provider agrees to provide certain shareholder support services in connection with Shares of one or more of the Funds. Such shareholder support services may include, but are not limited to, (i) maintaining shareholder accounts; (ii) providing information periodically to shareholders showing their positions in Shares; (iii) arranging for bank wires; (iv) responding to shareholder inquiries relating to the services performed by the Service Provider; (v) responding to inquiries from shareholders concerning their investments in Shares; (vi) forwarding shareholder communications from HighMark Funds (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to shareholders; (vii) processing purchase, exchange and redemption requests from shareholders and placing such orders with HighMark Funds or its service providers; (viii) assisting shareholders in changing dividend options, account designations, and addresses; (ix) providing subaccounting with respect to Shares beneficially owned by shareholders; (x) processing dividend payments from HighMark Funds on behalf of the shareholders; and (xi) providing such other similar services as HighMark Funds may reasonably request to the extent that the service provider is permitted to do so under applicable laws or regulations.

EXPENSES

      HighMark Funds' service providers bear all expenses in connection with the performance of their respective services, except that each Fund will bear the following expenses relating to its operations: taxes, interest, brokerage fees and commissions, if any, fees and travel expenses of Trustees who are not partners, officers, directors, shareholders or employees of HighMark Capital Management, Inc., Union Bank of California, SEI Investments Global Funds Services or SEI Investments Distribution Co., a percentage of the compensation, benefits, travel and entertainment expenses of the Chief Compliance Officer, SEC fees and state fees and expenses, NSCC trading charges, certain insurance premiums, outside and, to the extent authorized by HighMark Funds, inside auditing and legal fees and expenses, fees charged by rating agencies in having the Fund's Shares rated, advisory and administration fees, fees and reasonable out-of-pocket expenses of the custodian and transfer agent, expenses incurred for pricing securities owned by the Fund, costs of maintenance of corporate existence, typesetting and printing prospectuses for regulatory purposes and for distribution to current shareholders, costs and expenses of shareholders' and Trustees' reports and meetings and any extraordinary expenses.

DISTRIBUTOR

      SEI Investments Distribution Co. (f/k/a SEI Financial Services Company) (as previously defined, the "Distributor"), a wholly-owned subsidiary of SEI Investments Company, serves as distributor to the Funds pursuant to a distribution agreement dated February 15, 1997, as re-executed on January 30, 1998, between HighMark Funds and SEI Investments Distribution Co. (the "Distribution Agreement").


      The Distribution Agreement will continue in effect until December 31, 2005 and from year to year thereafter if approved at least annually (i) by HighMark Funds' Board of Trustees or by the vote of a majority of the outstanding Shares of HighMark Funds, and (ii) by the vote of a majority of the Trustees of HighMark Funds who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement is terminable without penalty, on not less than sixty days' notice by HighMark Funds' Board of Trustees, by vote of a majority of the outstanding voting securities of HighMark Funds or by the Distributor. The Distribution Agreement terminates in the event of its assignment, as defined in the 1940 Act.



      Since February 15, 1997, Shares of HighMark Funds have been sold on a continuous basis by the Distributor. Under the Distribution Agreement, the Distributor is not obligated to sell any particular number of Shares, but will use all reasonable efforts, consistent with the Distributor's other business, in connection with the distribution of Shares of HighMark Funds. For HighMark Funds' fiscal years ended July 31, 2005, July 31, 2004 and July 31, 2003, the Distributor received the following underwriting commissions relating to the following Funds:

                                                                       FISCAL YEAR ENDED
                                                                       -----------------

                                            JULY 31, 2005                JULY 31, 2004                  JULY 31, 2003
                                            -------------                -------------                  -------------
                                       AGGREGATE       AMOUNT       AGGREGATE         AMOUNT       AGGREGATE        AMOUNT
                                       AMOUNT OF    RETAINED BY     AMOUNT OF      RETAINED BY     AMOUNT OF     RETAINED BY
                                     UNDERWRITING    PRINCIPAL     UNDERWRITING     PRINCIPAL    UNDERWRITING     PRINCIPAL
FUND*                                COMMISSIONS    UNDERWRITER    COMMISSIONS     UNDERWRITER   COMMISSIONS     UNDERWRITER
-----                                -----------    -----------    -----------     -----------   -----------     -----------
Balanced Fund                          $[_____]       $[_____]       $ 44,000              0       $ 51,000              0
Core Equity Fund                        [_____]        [_____]         44,000              0         27,000              0
Large Cap Growth Fund                   [_____]        [_____]        147,000              0        341,000              0
Large Cap Value Fund                    [_____]        [_____]        135,000              0         28,000              0
Small Cap Growth Fund                   [_____]        [_____]         80,000              0        163,000              0
Small Cap Value Fund                    [_____]        [_____]        481,000              0        152,000              0
Value Momentum Fund                     [_____]        [_____]         74,000              0        129,000              0
Bond Fund                               [_____]        [_____]        146,000              0        259,000              0
Short Term Bond Fund                    [_____]        [_____]             --             --             --             --
California Intermediate Tax-Free        [_____]        [_____]        141,000              0        425,000              0
  Bond Fund
National Intermediate Tax-Free          [_____]        [_____]         15,000              0          7,000              0
  Bond Fund
100% U.S. Treasury Money                [_____]        [_____]              0              0              0              0
  Market Fund
California Tax-Free Money               [_____]        [_____]              0              0              0              0
Market Fund
Diversified Money Market Fund           [_____]        [_____]              0              0              0              0
U.S. Government Money Market            [_____]        [_____]         15,000              0         39,000              0
Fund
Income Plus Allocation Fund             [_____]        [_____]             --             --             --             --
Growth & Income Allocation              [_____]        [_____]             --             --             --             --
Fund
Capital Growth Allocation Fund          [_____]        [_____]             --             --             --             --


*Each of the Short Term Bond Fund, the Income Plus Allocation Fund, the Growth & Income Allocation Fund and the Capital Growth Allocation Fund commenced investment operations after the end of HighMark Funds' fiscal year ended July 31, 2004.


      THE DISTRIBUTION PLANS. Pursuant to HighMark Funds' Distribution Plans, each Fund pays the Distributor as compensation for its services in connection with the Distribution Plans a distribution fee, computed daily and paid monthly, equal to twenty-five one-hundredths of one percent (0.25%) of the average daily net assets attributable to that Fund's Class A Shares, pursuant to the Class A Distribution Plan; seventy-five one-hundredths of one percent (0.75%) of the average daily net assets attributable to that Fund's Class B Shares, pursuant to the Class B Distribution Plan; and fifty-five one-hundredths of one percent (0.55%) of the average daily net assets attributable to that Fund's Class S Shares, pursuant to the Class S Distribution Plan. Each of the Equity Funds and the Asset Allocation Portfolios pays a distribution fee equal to one percent (1.00%) of the average daily net assets attributable to that Fund's Class C Shares, and each of the Fixed-Income Funds and the U.S. Government Money Market Fund pays a distribution fee equal to seventy-five one-hundredths of one percent (0.75%) of the average daily net assets attributable to that Fund's Class C Shares, pursuant to the Class C Distribution Plan.

      For the fiscal year ended July 31, 2005, the Distributor received the following distribution fees with respect to the sale of Class A Shares, Class B Shares, Class C Shares and Class S Shares from the following Funds:

                                       CLASS A SHARES          CLASS B SHARES          CLASS C SHARES         CLASS S SHARES
                                       --------------          --------------          --------------         --------------

                                               ADDITIONAL              ADDITIONAL              ADDITIONAL              ADDITIONAL
                                   NET FEES      AMOUNT    NET FEES      AMOUNT    NET FEES      AMOUNT    NET FEES      AMOUNT
              FUND*                  PAID        WAIVED      PAID        WAIVED      PAID        WAIVED       PAID       WAIVED
              -----                  ----        ------      ----        ------      ----        ------       ----       ------
Balanced Fund                       $ [___]          --     $ [___]          --     $ [___]          --          --          --
Core Equity Fund                      [___]          --       [___]          --       [___]          --          --          --
Large Cap Growth Fund                 [___]          --       [___]          --       [___]          --          --          --
Large Cap Value Fund                  [___]          --       [___]          --       [___]          --          --          --
Small Cap Growth Fund                 [___]          --       [___]          --       [___]          --          --          --
Small Cap Value Fund                  [___]          --       [___]          --       [___]          --          --          --
Value Momentum Fund                   [___]          --       [___]          --       [___]          --          --          --
Bond Fund                             [___]          --       [___]          --       [___]          --          --          --
Short Term Bond Fund                  [___]          --       [___]          --       [___]          --          --          --
California Intermediate               [___]          --       [___]          --       [___]          --          --          --
Tax-Free Bond Fund
National Intermediate Tax-Free        [___]          --       [___]          --       [___]          --          --          --
Bond Fund
100% U.S. Treasury Money Market       [___]          --       [___]          --       [___]          --      $[___]      $[___]
Fund
California Tax-Free Money             [___]          --       [___]          --       [___]          --       [___]       [___]
Market Fund
Diversified Money Market Fund         [___]          --       [___]          --       [___]          --       [___]       [___]
U.S. Government Money Market          [___]          --       [___]          --       [___]          --       [___]       [___]
Fund
Income Plus Allocation Fund           [___]          --       [___]          --       [___]          --          --          --
Growth & Income Allocation Fund       [___]          --       [___]          --       [___]          --          --          --
Capital Growth Allocation Fund        [___]          --       [___]          --       [___]          --          --          --

----------
*Each of the Short Term Bond Fund, the Income Plus Allocation Fund, the Growth & Income Allocation Fund and the Capital Growth Allocation Fund commenced investment operations after the end of HighMark Funds' fiscal year ended July 31, 2004.


      The Distributor may use the distribution fee applicable to a Fund's Class A, Class B, Class C and Class S Shares to provide distribution assistance with respect to the sale of the Fund's Class A, Class B, Class C and Class S Shares or to provide shareholder services to the holders of the Fund's Class A, Class B, Class C and Class S Shares. The Distributor may also use the distribution fee
(i) to pay financial institutions and intermediaries (such as insurance companies and investment counselors but not including banks and savings and loan associations), broker-dealers, and the Distributor's affiliates and subsidiaries compensation for services or reimbursement of expenses incurred in connection with the distribution of a Fund's Class A, Class B, Class C and Class S Shares to their customers or (ii) to pay banks, savings and loan associations, other financial institutions and intermediaries, broker-dealers, and the Distributor's affiliates and subsidiaries compensation for services or reimbursement of expenses incurred in connection with the provision of shareholder services to their customers owning a Fund's Class A, Class B, Class C and Class S Shares. All payments by the Distributor for distribution assistance or shareholder services under the Distribution Plans will be made pursuant to an agreement between the Distributor and such bank, savings and loan association, other financial institution or intermediary, broker-dealer, or affiliate or subsidiary of the Distributor (a "Servicing Agreement"; banks, savings and loan associations, other financial institutions and intermediaries, broker-dealers, and the Distributor's affiliates and subsidiaries that may enter into a Servicing Agreement are hereinafter referred to individually as a "Participating Organization"). A Participating Organization may include Union Bank of California, its subsidiaries and its affiliates.

      Participating Organizations may charge customers fees in connection with investments in a Fund on their customers' behalf. Such fees would be in addition to any amounts the Participating Organization may receive pursuant to its Servicing Agreement. Under the terms of the Servicing Agreements, Participating Organizations are required to provide their customers with a schedule of fees charged directly to such customers in connection with investments in a Fund. Customers of Participating Organizations should read this Prospectus in light of the terms governing their accounts with the Participating Organization.

      The distribution fees under the Distribution Plans will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular year by the Distributor in connection with distribution assistance or shareholder services rendered by the Distributor itself or incurred by the Distributor pursuant to the Servicing Agreements entered into under the Distribution Plans. The Distributor may from time to time voluntarily reduce its distribution fees with respect to a Fund in significant amounts for substantial periods of time pursuant to an agreement with HighMark Funds. While there can be no assurance that the Distributor will choose to make such an agreement, any voluntary reduction in the Distributor's distribution fees will lower such Fund's expenses, and thus increase such Fund's yield and total returns, during the period such voluntary reductions are in effect.

      In accordance with Rule 12b-1 under the 1940 Act, the Distribution Plans may be terminated with respect to any Fund by a vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding Class A, Class B, Class C or Class S Shares of that Fund. The Distribution Plans may be amended by vote of HighMark Funds' Board of Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for such purpose, except that any change in a Distribution Plan that would materially increase the distribution fee with respect to a class of Shares of a Fund requires the approval of the Shareholders of such class of Shares of the Fund. HighMark Funds' Board of Trustees will review on a quarterly and annual basis written reports of the amounts received and expended under the Distribution Plans (including amounts expended by the Distributor to Participating Organizations pursuant to the Servicing Agreements entered into under the Distribution Plans) indicating the purposes for which such expenditures were made.

      Each Distribution Plan provides that it will continue in effect with respect to each Fund for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees and (ii) by the vote of the entire Board of Trustees, cast in person at a meeting called for such purpose. For so long as each of the Distribution Plans remains in effect, the selection and nomination of those trustees who are not interested persons of HighMark Funds (as defined in the 1940 Act) shall be committed to the discretion of the Independent Trustees.

TRANSFER AGENT AND CUSTODIAN SERVICES

      State Street Bank and Trust Company ("State Street") performs transfer agency services for the Funds pursuant to a transfer agency and shareholder service agreement with HighMark Funds dated as of February 15, 1997 (the "Transfer Agency Agreement"). State Street has sub-contracted such services to its affiliate, Boston Financial Data Services ("BFDS"). Pursuant to the Transfer Agency Agreement and this sub-contracting arrangement, BFDS processes purchases and redemptions of each Fund's Shares and maintains each Fund's shareholder transfer and accounting records, such as the history of purchases, redemptions, dividend distributions, and similar transactions in a shareholder's account.


      Under the Transfer Agency Agreement, HighMark Funds has agreed to pay BFDS annual fees at the rate of $18,000 per Retail class/per Fund. The Distributor has agreed to pay BFDS annual fees at the rate of $15,000 per Fiduciary class/per Fund. In addition, there will be an annual account maintenance fee on direct accounts of $14.00 per account, an annual maintenance fee on broker controlled accounts of $7.00 and an additional annual IRA Custodial fee of $10.00 per account, as well as out-of-pocket expenses as defined in the Transfer Agency Agreement. HighMark Funds intends to charge transfer agency fees across the HighMark Funds as a whole. BFDS may periodically voluntarily reduce all or a portion of its transfer agency fee with respect to a Fund to increase the Fund's net income available for distribution as dividends. In addition, from October 1, 2003 to December 1, 2005, SEI Investments Global Funds Services agreed to pay certain transfer agency related expenses to BFDS on behalf of the Funds. Effective December 1, 2005, HighMark Capital Management, Inc. has agreed to pay such transfer agency related expenses to BFDS on behalf of the Funds.Transfer agency expenses not paid by HighMark Capital Management, Inc. will be allocated pro rata among all the existing series of HighMark Funds based on their respective net assets.


      Union Bank of California, N.A. serves as custodian to the Funds pursuant to a custodian agreement with HighMark Funds dated as of December 5, 2001 (the "Custodian Agreement"). Under the Custodian Agreement, Union Bank of California's responsibilities include safeguarding and controlling each Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on each Fund's investments.

      Under the Custodian Agreement, HighMark Funds has agreed to pay Union Bank of California a domestic custodian fee with respect to each Fund at an annual rate of 0.01% of the Fund's average daily net assets, plus certain transaction fees. Union Bank of California is also entitled to be reimbursed by HighMark Funds for its reasonable out-of-pocket expenses incurred in the performance of its duties under the Custodian Agreement. Global custody fees shall be determined on an asset and transaction basis. Union Bank of California may periodically voluntarily reduce all or a portion of its custodian fee with respect to a Fund to increase the Fund's net income available for distribution as dividends.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      The financial statements of HighMark Funds for the fiscal year ended July 31, 2005, incorporated by reference into this Statement of Additional Information, have been audited by [_____________________], independent auditors, [_______________], as set forth in their report dated [_______________] also incorporated by reference into this Statement of Additional Information, and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting. [_________] conducts annual audits of the Funds' financial statements and assists in the review of the Funds' federal and state income tax returns.


LEGAL COUNSEL

      Ropes & Gray LLP, One Embarcadero Center, Suite 2200, San Francisco, CA 94111 is legal counsel to HighMark Funds.

                             ADDITIONAL INFORMATION

PROXY VOTING POLICIES AND PROCEDURES


      The Board of Trustees of HighMark Funds has delegated the authority to vote proxies on behalf of the Funds that own voting securities to HighMark Capital Management. The Board of Trustees has authorized HighMark Capital Management to delegate proxy voting authority with respect to a Fund to that Fund's sub-adviser. Descriptions of the proxy voting policies and procedures of HighMark Capital Management and each of the Sub-Advisers are attached as Appendix B. Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available
(1) without charge, upon request, by calling toll free, 1-800-433-6884 or on or through HighMark Funds' website at www.highmarkfunds.com and (2) on the SEC's website at HTTP://WWW.SEC.GOV.

DESCRIPTION OF SHARES

      HighMark Funds is a Massachusetts business trust. HighMark Funds' Declaration of Trust was originally filed with the Secretary of State of The Commonwealth of Massachusetts on March 10, 1987. The Declaration of Trust, as amended, authorizes the Board of Trustees to issue an unlimited number of Shares, which are units of beneficial interest, without par value. HighMark Funds' Declaration of Trust, as amended, further authorizes the Board of Trustees to establish one or more series of Shares of HighMark Funds, and to classify or reclassify the Shares of any series into one or more classes by setting or changing in any one or more respects the preferences, designations, conversion or other rights, restrictions, limitations as to dividends, conditions of redemption, qualifications or other terms applicable to the Shares of such class, subject to those matters expressly provided for in the Declaration of Trust, as amended, with respect to the Shares of each series of HighMark Funds. HighMark Funds presently consists of twenty series of Shares, representing units of beneficial interest in the Large Cap Growth Fund, the Large Cap Value Fund, the Balanced Fund, the Value Momentum Fund, the Core Equity Fund, the Small Cap Growth Fund, the Small Cap Value Fund, the Small Cap Advantage Fund, the International Opportunities Fund, the Bond Fund, the Short Term Bond Fund, the California Intermediate Tax-Free Bond Fund, the National Intermediate Tax-Free Bond Fund, the Diversified Money Market Fund, the U.S. Government Money Market Fund, the 100% U.S.

Treasury Money Market Fund, the California Tax-Free Money Market Fund, the Income Plus Allocation Fund, the Growth & Income Allocation Fund, and the Capital Growth Allocation Fund. Pursuant to a Multiple Class Plan on file with the SEC permitting the issuance and sale of five classes of Shares in selected Funds, Shares of such Funds may, from time to time, be divided into as many as five classes of Shares, designated Class A, Class B, Class C, Class S and Fiduciary Shares. Effective January 31, 2004, the Class B Shares are not being offered for purchase except to existing investors in connection with the reinvestment of dividends on previously acquired Class B Shares or the exchange of Class B Shares of one Fund for Class B Shares of another Fund. The Trustees of HighMark Funds have determined that currently no conflict of interest exists among the Class A, Class B, Class C and Class S Shares. On an ongoing basis, the Trustees of HighMark Funds, pursuant to their fiduciary duties under the 1940 Act and state laws, will seek to ensure that no such conflict arises.


      Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses and this Statement of Additional Information, HighMark Funds' Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of HighMark Funds, shareholders of a Fund are entitled to receive the assets available for distribution belonging to that Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets not belonging to any particular Fund that are available for distribution. Upon liquidation or dissolution of HighMark Funds, Retail and Fiduciary shareholders are entitled to receive the net assets of the Fund attributable to each class.

      As used in the Prospectuses and in this Statement of Additional Information, "assets belonging to a Fund" means the consideration received by HighMark Funds upon the issuance or sale of Shares in that Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds, and any general assets of HighMark Funds not readily identified as belonging to a particular Fund that are allocated to that Fund by HighMark Funds' Board of Trustees. Such allocations of general assets may be made in any manner deemed fair and equitable, and it is anticipated that the Board of Trustees will use the relative net asset values of the respective Funds at the time of allocation. Assets belonging to a particular Fund are charged with the direct liabilities and expenses of that Fund, and with a share of the general liabilities and expenses of HighMark Funds not readily identified as belonging to a particular Fund that are allocated to that Fund in proportion to the relative net asset values of the respective Funds at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of HighMark Funds to particular Funds will be determined by the Board of Trustees and will be in accordance with generally accepted accounting principles. Determinations by the Board of Trustees as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular Fund are conclusive.

      Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as HighMark Funds shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding Shares of each Fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding Shares of a Fund will be required in connection with a matter, a Fund will be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical, or that the matter does not affect any interest of the Fund.

      Under Rule 18f-2, the approval of an investment advisory agreement or any change in fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding Shares of such Fund. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of HighMark Funds voting without regard to series.

      Although not governed by Rule 18f-2, Retail Shares and Class S Shares of a Fund have exclusive voting rights with respect to matters pertaining to the Fund's Distribution Plans.

SHAREHOLDER AND TRUSTEE LIABILITY

      Under Massachusetts law, holders of units of interest in a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, HighMark Funds' Declaration of Trust, as amended, provides that shareholders shall not be subject to any personal liability for the obligations of HighMark Funds, and that every written agreement, obligation, instrument, or undertaking made by HighMark Funds shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust, as amended, provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Declaration of Trust, as amended, also provides that HighMark Funds shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of HighMark Funds, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which HighMark Funds itself would be unable to meet its obligations.

      The Declaration of Trust, as amended, states further that no Trustee, officer, or agent of HighMark Funds shall be personally liable in connection with the administration or preservation of the assets of the trust or the conduct of HighMark Funds' business, nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust, as amended, also provides that all persons having any claim against the Trustees or HighMark Funds shall look solely to the assets of the trust for payment.

MISCELLANEOUS

      Prior to April 28, 1997, the California Tax-Free Money Market Fund, the Value Momentum Fund, and the California Intermediate Tax-Free Bond Fund were Stepstone Funds.

      Shareholders are entitled to one vote for each Share held in a Fund as determined on the record date for any action requiring a vote by the shareholders, and a proportionate fractional vote for each fractional Share held. Shareholders of HighMark Funds will vote in the aggregate and not by series or class except (i) as otherwise expressly required by law or when HighMark Funds' Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or particular class, and (ii) only the Retail Shares or Class

S Shares covered under a particular Distribution Plan will be entitled to vote on matters submitted to a shareholder vote relating to such Distribution Plan. HighMark Funds is not required to hold regular annual meetings of shareholders, but may hold special meetings from time to time.

      HighMark Funds' Trustees are elected by HighMark Funds' shareholders, except that vacancies may be filled by vote of the Board of Trustees. HighMark Funds is not required to hold meetings of shareholders for the purpose of electing Trustees except that (i) HighMark Funds is required to hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders and
(ii) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may be filled only by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of Shares representing two-thirds of the outstanding Shares of HighMark Funds at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of Shares representing not less than 10% of the outstanding Shares of HighMark Funds. Upon written request by the holders of Shares representing 1% of the outstanding Shares of HighMark Funds stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, HighMark Funds will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees may continue to hold office and may appoint successor Trustees.


      HighMark Funds is registered with the SEC as a management investment company. Such registration does not involve supervision by the SEC of the management or policies of HighMark Funds.

      The Prospectuses and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.


      The [_____] Annual Report to Shareholders of HighMark Funds is incorporated herein by reference. This Report includes audited financial statements for the fiscal year ended [_________]. Upon the incorporation by reference herein of such Annual Report, the opinion in such Annual Report of independent accountants is incorporated herein by reference and such Annual Report's financial statements are incorporated by reference herein in reliance upon the authority of such accountants as experts in auditing and accounting.

      The Prospectuses and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made.

      No salesperson, dealer, or other person is authorized to give any information or make any representation regarding the securities described herein other than information or representations contained in the Prospectuses and this Statement of Additional Information.


      As of September 6, 2005, HighMark Funds believes that the trustees and officers of HighMark Funds, as a group, owned less than one percent of the Shares of any Fund of

HighMark Funds. As of September 6, 2005, SelectBenefit UBOC 401(k) Plan beneficially owned 26.33% of the outstanding voting securities of the HighMark Value Momentum Fund.

      As of September 6, 2005, HighMark Funds believes that Union Bank of California was the shareholder of record of 93.24% of the Fiduciary Shares of the Core Equity Fund, 97.75% of the Fiduciary Shares of the Large Cap Growth Fund, 79.39% of the Fiduciary Shares of the Large Cap Value Fund, 99.97% of the Fiduciary Shares of the Balanced Fund, 98.89% of the Fiduciary Shares of the Bond Fund, 94.61% of the Fiduciary Shares of the California Intermediate Tax-Free Bond Fund, 100.0% of the Fiduciary Shares of the National Intermediate Tax-Free Bond Fund, 97.91% of the Fiduciary Shares of the Value Momentum Fund, 92.93% of the Fiduciary Shares of the Small Cap Growth Fund, 80.74% of the Fiduciary Shares of the Small Cap Value Fund, 86.74% of the Fiduciary Shares of the Short Term Bond Fund, 100.0% of the Fiduciary Shares of the U. S. Government Money Market Fund, 99.86% of the Fiduciary Shares of the Diversified Money Market Fund, 100.0% of the Fiduciary Shares of the 100% U.S. Treasury Money Market Fund and 96.59% of the Fiduciary Shares of the California Tax-Free Money Market Fund.

      As of September 6, 2005, HighMark Funds believes that Union Bank of California had investment authority with respect to 92.01% of the Core Equity Fund Fiduciary Shares, 56.40% of the Large Cap Growth Fund Fiduciary Shares, 38.87% of the Large Cap Value Fund Fiduciary Shares, 0.00% of the Balanced Fund Fiduciary Shares, 62.83% of the Bond Fund Fiduciary Shares, 93.44% of the California Intermediate Tax-Free Bond Fund Fiduciary Shares, 100.00% of the National Intermediate Tax-Free Bond Fund Fiduciary Shares, 38.09% of the Value Momentum Fund Fiduciary Shares, 92.33% of the Small Cap Growth Fund Fiduciary Shares, 64.32% of the Small Cap Value Fund Fiduciary Shares, 75.75% of the Short Term Bond Fund Fiduciary Shares, 10.21% of the U.S. Government Money Market Fund Fiduciary Shares, 11.43% of the Diversified Money Market Fund Fiduciary Shares, 5.89% of the 100% U.S. Treasury Money Market Fund Fiduciary Shares, and 37.63% of the California Tax-Free Money Market Fund Fiduciary Shares.

      The table below indicates each additional person known by HighMark Funds to own of record or beneficially 5% or more of the Shares of the following Funds of HighMark Funds as of September 6, 2005.

                                5% OR MORE OWNERS

                         BALANCED FUND - CLASS A SHARES

NAME AND ADDRESS                               PERCENTAGE OF OWNERSHIP OF RECORD
----------------                               ---------------------------------
Ty Yeh Investments LP                                       22.94%
A Partnership
2048 Studebaker Rd.
Long Beach, CA  90815-3539

                         BALANCED FUND - CLASS C SHARES

NAME AND ADDRESS                               PERCENTAGE OF OWNERSHIP OF RECORD
----------------                               ---------------------------------
William J Delwiche                                          12.37%
304 Legion Ct
De Pere, WI 54115-3404

Wedbush Morgan Securities                                   31.59%
1000 Wilshire Blvd.
Los Angeles, CA  90017-2457

Janney Montgomery Scott LLC                                  5.95%
Carol G Hood (IRA)
1801 Market Street
Philadelphia, PA 19103-1628

LPL Financial Services                                       5.01%
9785 Towne Center Drive
San Diego, CA  92121-1968

LPL Financial Services                                       8.67%
9785 Towne Center Drive
San Diego, CA  92121-1968

                        BALANCED FUND - FIDUCIARY SHARES

NAME AND ADDRESS                               PERCENTAGE OF OWNERSHIP OF RECORD
----------------                               ---------------------------------
Lane & Company                                              99.97%
c/o Union Bank of California
Attn: Kathleen Heilman
P.O. Box 85484
San Diego, CA  92186-5484

NAME AND ADDRESS                              PERCENTAGE OF BENEFICIAL OWNERSHIP
----------------                              ----------------------------------
SelectBenefit Spears 401 (K) P/S                            17.44%
c/o Union Bank of California
Attn: Kathleen Heilman
P. O. Box 85484
San Diego, CA 92186-5484

SelectBenefit Makita USA                                     7.40%
c/o Union Bank of California
Attn: Kathleen Heilman
P. O. Box 85484
San Diego, CA 92186-5484

SelectBenefit Bank of Tokyo-Mitsubishi                       5.72%
c/o Union Bank of California
Attn: Kathleen Heilman
P. O. Box 85484
San Diego, CA 92186-5484

SelectBenefit American Suzuki                                5.01%
c/o Union Bank of California
Attn: Kathleen Heilman
P. O. Box 85484
San Diego, CA 92186-5484

                        CORE EQUITY FUND - CLASS A SHARES

NAME AND ADDRESS                               PERCENTAGE OF OWNERSHIP OF RECORD
----------------                               ---------------------------------
LPL Financial Servies                                        5.12%
9785 Towne Centre Drive
San Diego, CA 92121-1968

Actron Manufacturing                                         5.19%
1841 Railroad Street
Corona, CA 92880-2512

                        CORE EQUITY FUND - CLASS C SHARES

NAME AND ADDRESS                               PERCENTAGE OF OWNERSHIP OF RECORD
----------------                               ---------------------------------
Marilyn Paller TTEE                                         21.53%
FBO Marilyn & Leonard Paller
B Q-Tip Tr UDT DTD 6-23-89
17340 Clark Street
Encino, CA  91436-2510

Guarantee & Trust Co., TTEE                                 13.42%
FBO Bruce R. Feirfeil,
IRA/Rollover
Trust Dated 10-21-97
16909 Liggett St.
North Hills, CA 91343-2719

Guarantee & Trust Co TTEE                                   11.74%
FBO Marjory Alfe Spoehr
IRA R/O Frozen Tr DTD 05/21/1984
P O Box 9777
Rancho Santa Fe, CA 92607-4777

Pershing LLC                                                 5.53%
P. O. Box 2052
Jersey City, NJ 07303-2052

Carolyn R Soetenga                                           9.52%
Mark H Soetenga
7617 Young Rd NW
Olympia, WA 98502-9688

                       CORE EQUITY FUND - FIDUCIARY SHARES

NAME AND ADDRESS                               PERCENTAGE OF OWNERSHIP OF RECORD
----------------                               ---------------------------------
Lane & Company                                              93.24%
c/o Union Bank of California
Attn: Kathleen Heilman
P.O. Box 85484
San Diego, CA  92186-5484

NAME AND ADDRESS                              PERCENTAGE OF BENEFICIAL OWNERSHIP
----------------                              ----------------------------------
Mathilda Swall TW                                            5.27%
c/o Union Bank of California
Attn: Kathleen Heilman
P. O. Box 85484
San Diego, CA 92186-5484

                     LARGE CAP GROWTH FUND - CLASS A SHARES

NAME AND ADDRESS                               PERCENTAGE OF OWNERSHIP OF RECORD
----------------                               ---------------------------------
Charles Schwab & Co. Inc.                                    8.48%
FBO Exclusive Customers
101 Montgomery Street
San Francisco, CA  94104-4122

                     LARGE CAP GROWTH FUND - CLASS C SHARES

NAME AND ADDRESS                               PERCENTAGE OF OWNERSHIP OF RECORD
----------------                               ---------------------------------
Daniel Huntsman                                             14.29%
Mary E. Huntsman
Collateral Account
35 Berkeley Avenue
San Anselmo, CA  94960-1405

Union Bank of California Cust.                              16.08%
IRA of David Miller
Rollover
1408 Hawthorne Ter.
Berkeley, CA  94708-1804

                    LARGE CAP GROWTH FUND - FIDUCIARY SHARES

NAME AND ADDRESS                               PERCENTAGE OF OWNERSHIP OF RECORD
----------------                               ---------------------------------
Lane & Company                                              97.75%
c/o Union Bank of California
Attn: Kathleen Heilman
P.O. Box 85484
San Diego, CA  92186-5484

NAME AND ADDRESS                              PERCENTAGE OF BENEFICIAL OWNERSHIP
----------------                              ----------------------------------
NUMMI Hourly Retirement Plan                                13.40%
c/o Union Bank of California
Attn: Kathleen Heilman
P. O. Box 85484
San Diego, CA 92186-5484

SelectBenefit Marubeni DB Plan                               5.53%
c/o Union Bank of California
Attn: Kathleen Heilman
P. O. Box 85484
San Diego, CA 92186-5484

                      LARGE CAP VALUE FUND - CLASS A SHARES

NAME AND ADDRESS                               PERCENTAGE OF OWNERSHIP OF RECORD
----------------                               ---------------------------------
Charles Schwab & Co. Inc.                                    7.95%
FBO Exclusive Customers
101 Montgomery Street
San Francisco, CA  94104-4122

                      LARGE CAP VALUE FUND - CLASS B SHARES

NAME AND ADDRESS                               PERCENTAGE OF OWNERSHIP OF RECORD
----------------                               ---------------------------------
William & Anna Tenenblatt Trust                              9.48%
William Tenenblatt
U/A 04/12/86
608 N Beverly Dr.
Beverly Hill, CA 90210-3320

                      LARGE CAP VALUE FUND - CLASS C SHARES

NAME AND ADDRESS                               PERCENTAGE OF OWNERSHIP OF RECORD
----------------                               ---------------------------------
Pasadena Masonic Lodge #272                                  6.90%
200 S Euclid Ave
Pasadena, CA 91101-2423

                     LARGE CAP VALUE FUND - FIDUCIARY SHARES

NAME AND ADDRESS                               PERCENTAGE OF OWNERSHIP OF RECORD
----------------                               ---------------------------------
Lane & Company                                              79.39%
c/o Union Bank of California
Attn: Kathleen Heilman
P.O. Box 85484
San Diego, CA  92186-5484

NAME AND ADDRESS                              PERCENTAGE OF BENEFICIAL OWNERSHIP
----------------                              ----------------------------------
SelectBenefit Komatsu Savings Plan                          12.95%
c/o Union Bank of California
Attn: Kathleen Heilman
P. O. Box 85484
San Diego, CA 92186-5484

SelectBenefit Marubeni DB Plan                               5.82%
c/o Union Bank of California
Attn: Kathleen Heilman
P. O. Box 85484
San Diego, CA 92186-5484

                     SMALL CAP GROWTH FUND - CLASS B SHARES

NAME AND ADDRESS                               PERCENTAGE OF OWNERSHIP OF RECORD
----------------                               ---------------------------------
LPL Financial Services                                      10.30%
9785 Towne Centre Drive
San Diego, CA  92121-1968

Wells Fargo Investment Services LLC                          5.03%
608 Second Avenue South 8th Floor
Minneapolis, MN 55402-1916

Union Bank of California Cust                                9.77%
IRA of Roger M Tolbert
Rollover
14655 SE 56th St.
Bellevue, WA 98006-4390

John T Kosewick                                             11.47%
Rise J Kosewick
22672 Orellana
Mission Viejo, CA 92691-1612

                     SMALL CAP GROWTH FUND - CLASS C SHARES

NAME AND ADDRESS                               PERCENTAGE OF OWNERSHIP OF RECORD
----------------                               ---------------------------------
Pershing                                                    32.57%
P.O. Box 2052
Jersey City, NJ  07303-2052

Dain Rauscher Inc FBO                                        5.72%
Mildred E Hora TTEE
Mildred E Hora 1993 Rev Trust
UA DTD 02/17/93
6411 Scenic Oak Ct
Carmichael, CA 95608-1124

                    SMALL CAP GROWTH FUND - FIDUCIARY SHARES

NAME AND ADDRESS                               PERCENTAGE OF OWNERSHIP OF RECORD
----------------                               ---------------------------------
Lane & Company    92.93%
c/o Union Bank of California
Attn: Kathleen Heilman
P.O. Box 85484
San Diego, CA  92186-5484

                      SMALL CAP VALUE FUND - CLASS A SHARES

NAME AND ADDRESS                               PERCENTAGE OF OWNERSHIP OF RECORD
----------------                               ---------------------------------
Charles Schwab & Co. Inc.                                   11.29%
FBO Exclusive Customers
101 Montgomery Street
San Francisco, CA  94104-4122

BONY Cust For PAS Small CAP FOF                              7.05%
Anthony Cirelli
90 Washington St Fl 11
New York, NY 10286-0001
Carey & Co                                                  19.16%
7 Easton Oval
Columbus, OH 43219-6010

                     SMALL CAP VALUE FUND - FIDUCIARY SHARES

NAME AND ADDRESS                               PERCENTAGE OF OWNERSHIP OF RECORD
----------------                               ---------------------------------
Lane & Company                                              80.74%
c/o Union Bank of California
Attn: Kathleen Heilman
P.O. Box 85484
San Diego, CA  92186-5484

Charles Schwab & Co. Inc.                                    6.84%
FBO Exclusive Customers
101 Montgomery Street
San Francisco, CA  94104-4122

NAME AND ADDRESS                              PERCENTAGE OF BENEFICIAL OWNERSHIP
----------------                              ----------------------------------
NUMMI Hourly Retirement Plan                                 9.22%
c/o Union Bank of California
Attn: Kathleen Heilman
P. O. Box 85484
San Diego, CA 92186-5484

                      VALUE MOMENTUM FUND - CLASS C SHARES

NAME AND ADDRESS                               PERCENTAGE OF OWNERSHIP OF RECORD
----------------                               ---------------------------------
Mitsuo Mikai                                                 6.09%
Misao Mikai
62 Belle Ridge Ave
Las Vegas, NV  89123-3430

Pershing LLC                                                 8.68%
P O Box 2052
Jersey City, NJ 07303-2052

                     VALUE MOMENTUM FUND - FIDUCIARY SHARES

NAME AND ADDRESS                               PERCENTAGE OF OWNERSHIP OF RECORD
----------------                               ---------------------------------
Lane & Company                                              97.91%
c/o Union Bank of California
Attn: Kathleen Heilman
P.O. Box 85484
San Diego, CA  92186-5484

NAME AND ADDRESS                              PERCENTAGE OF BENEFICIAL OWNERSHIP
----------------                              ----------------------------------
SelectBenefit UBOC 401(K)                                   28.74%
c/o Union Bank of California
Attn: Kathleen Heilman
P. O. Box 85484
San Diego, CA 92186-5484

                           BOND FUND - CLASS A SHARES

NAME AND ADDRESS                               PERCENTAGE OF OWNERSHIP OF RECORD
----------------                               ---------------------------------
Wilmington Trust Company                                    17.15%
Attn Carolyn Nelson
PO Box 8882
Wilmington, DE 19899-8882

                           BOND FUND - CLASS C SHARES

NAME AND ADDRESS                               PERCENTAGE OF OWNERSHIP OF RECORD
----------------                               ---------------------------------
State Street Bank & Trust Co                                17.03%
Cust for the IRA of
Kelli Fritsche
8554 SE 57th Ave
Portland, OR 97206-0702

Union Bank of California Cust                                5.60%
IRA of Bethany J Wang
Coverdell
202 Abigail Cir
Danville, CA 94506-1425

Richard Pallisso                                             5.26%
16950 N Bay Rd Apt 1403
Sunny Isl Bch, FL 33160-4245

NFS/FMTC Roth IRA                                            9.19%
FBO Paul Berman
7985 SW 135th St
Miami, FL 33156-6764

Bear Stearns Securities Corp                                27.85%
1 Metrotech Center North
Brooklyn, NY 11201-3870

Union Bank of California Cust                               22.53%
IRA of Raul A Quindoy
Rollover/SEE
587 Portsmouth Dr Unit D
Chula Vista, CA 91911-7614

                          BOND FUND - FIDUCIARY SHARES

NAME AND ADDRESS                               PERCENTAGE OF OWNERSHIP OF RECORD
----------------                               ---------------------------------
Lane & Company                                              98.89%
c/o Union Bank of California
Attn: Kathleen Heilman
P.O. Box 85484
San Diego, CA  92186-5484

NAME AND ADDRESS                              PERCENTAGE OF BENEFICIAL OWNERSHIP
----------------                              ----------------------------------
SelectBenefit UBOC 401(K)                                   7.05%%
c/o Union Bank of California
Attn: Kathleen Heilman
P. O. Box 85484
San Diego, CA 92186-5484

SelectBenefit Bank of Tokyo DB                               6.56%
c/o Union Bank of California
Attn: Kathleen Heilman
P. O. Box 85484
San Diego, CA 92186-5484

                      SHORT TERM BOND FUND - CLASS A SHARES

NAME AND ADDRESS                               PERCENTAGE OF OWNERSHIP OF RECORD
----------------                               ---------------------------------
RBC Dain Rauscher                                           79.53%
Christopher A Crane
Jane L Crane Co-TTEES
Crane Family Trust
PO Box 9105
Rancho Santa Fe, CA 92067-4105

Dain Rauscher Inc FBO                                        5.68%
John A Labia
1626 Arden Bluff Ln
Carmichael, CA 95608-6021

Dain Rauscher Inc FBO                                       13.78%
James D Goble Mrs Laura S
Goble Co-TTEES James D &
Laura S Goble Rev Intervivos
Liv Tr UA DTD 10/27/97
747 Mariner Loop

                      SHORT TERM BOND FUND - CLASS C SHARES

NAME AND ADDRESS                               PERCENTAGE OF OWNERSHIP OF RECORD
----------------                               ---------------------------------
Wedbush Morgan Securities                                   12.22%
1000 Wilshire Blvd
Los Angeles, CA 90017-2457

                     SHORT TERM BOND FUND - FIDUCIARY SHARES

NAME AND ADDRESS                               PERCENTAGE OF OWNERSHIP OF RECORD
----------------                               ---------------------------------
HighMark Growth & Income                                     7.65%
Allocation Fund
Omnibus Position
PO Box 85484
San Diego, CA 92186-5484

Lane & Company                                              86.74%
c/o Union Bank of California
Attn: Kathleen Heilman
P.O. Box 85484
San Diego, CA  92186-5484

NAME AND ADDRESS                              PERCENTAGE OF BENEFICIAL OWNERSHIP
----------------                              ----------------------------------
Isuzu Companies Retirement Plan                             15.47%
c/o Union Bank of California
Attn: Kathleen Heilman
P. O. Box 85484
San Diego, CA 92186-5484

Granite Def Comp-fbo Christoffersen                         11.00%
c/o Union Bank of California
Attn: Kathleen Heilman
P. O. Box 85484
San Diego, CA 92186-5484

Gilliland, Elsinore MaChris - Crat                           7.91%
c/o Union Bank of California
Attn: Kathleen Heilman
P. O. Box 85484
San Diego, CA 92186-5484

Sumitomo Corp of America Foundation                          6.74%
c/o Union Bank of California
Attn: Kathleen Heilman
P. O. Box 85484
San Diego, CA 92186-5484

           CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND - CLASS A SHARES

NAME AND ADDRESS                               PERCENTAGE OF OWNERSHIP OF RECORD
----------------                               ---------------------------------
Charles Schwab & Co., Inc.                                  11.22%
FBO Exclusive Customers
101 Montgomery St.
San Francisco, CA  94104-4122

Harry R. and Edythe L. Silverglide TTEE                      7.31%
Harry and Edythe Silverglide
Living Trust U/A/D 3/6/00
c/o Mike Destro
16615 Lark Avenue, Suite 200
Los Gatos, CA  95032-7645

           CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND - CLASS B SHARES

NAME AND ADDRESS                               PERCENTAGE OF OWNERSHIP OF RECORD
----------------                               ---------------------------------
Ingeborg Samsinger                                           6.47%
1555 Lakeside Drive #71
Oakland, CA 94612-4544

           CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND - CLASS C SHARES

NAME AND ADDRESS                               PERCENTAGE OF OWNERSHIP OF RECORD
----------------                               ---------------------------------
Richard D. Baily                                             5.50%
Mary T. Baily
6551 Polo Circle
Huntington Beach, CA  92648-1543

FBO The Hensley Family Trust                                 5.55%
John E Hensley
U/A 04/30/2004
2563 Avocado St
Fullerton, CA 92835-4413

Xena Gratsos                                                 5.34%
5001 Sanlo Pl
Woodland Hls, CA 91364-3529

FBO The De Young Family Trust                               33.39%
John J De Young
U/A 09/19/86
22630 Lighthouse Dr
Canyon Lake, CA 92578-6904

FBO Rosenberg Family TR                                     11.08%
Richard Rosenberg
U/A 03/04/1992
28872 Michelle Dr
Agoura Hills, CA 91301-2131

First Clearing, LLC                                         19.00%
The Alan G & Jean R Pederen
2000 Family Trust Alan G
PO Box 1853
Los Altos, CA 94023-1853

First Clearing, LLC                                          9.90%
Elisabeth Y Snow
2643 15th Ave
Carmel, CA 93923-9225

          CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND - FIDUCIARY SHARES

NAME AND ADDRESS                               PERCENTAGE OF OWNERSHIP OF RECORD
----------------                               ---------------------------------
Lane & Company                                              94.61%
c/o Union Bank of California
Attn: Kathleen Heilman
P.O. Box 85484
San Diego, CA  92186-5484

            NATIONAL INTERMEDIATE TAX-FREE BOND FUND - CLASS A SHARES

NAME AND ADDRESS                               PERCENTAGE OF OWNERSHIP OF RECORD
----------------                               ---------------------------------
Dawn Karen Beck TTEE                                         6.05%
UDT DTD 12-2-93 FBO
Marion Tootle Trust
6825 Kellyn Lane
Vista, CA 92084-1241

Keith William Herbert                                        7.16%
Shirley Katherine Calloway TTEES
FBO The Herbert Family Trust
UA DTD 06/07/1987
31415 Sierra Verde Road
Homeland, CA 92548-9223

Mark M Robinson                                              7.16%
Helen Ann Robinson TTEES
The Helen & Mark Robinson Trust
DTD 4/18/95
656 Hardell Lane
Vista, CA 92084-6623

Betty Hill TTEE                                              5.77%
Warren R & Betty Hill Family Trust
DTD 5-22-91
1763 Royal Oaks Dr Apt F210
Bradbury, CA 91010-4107

Wedbush Morgan Securities                                    5.02%
1000 Wilshire Blvd
Los Angeles, CA 90017-2457

Jami I Bair TTEE                                             5.10%
Jami I Bair Separate PRPRTY Tr
U/A 10/29/03
2455 Beacon St
Fullerton, CA 92835-3101

            NATIONAL INTERMEDIATE TAX-FREE BOND FUND - CLASS C SHARES

NAME AND ADDRESS                               PERCENTAGE OF OWNERSHIP OF RECORD
----------------                               ---------------------------------
Bear Stearns Securities Corp                                 100%
1 Metrotech Center North
Brooklyn, NY 11201-3870

           NATIONAL INTERMEDIATE TAX-FREE BOND FUND - FIDUCIARY SHARES

NAME AND ADDRESS                               PERCENTAGE OF OWNERSHIP OF RECORD
----------------                               ---------------------------------
Lane & Company                                               100%
c/o Union Bank of California
Attn: Kathleen Heilman
P.O. Box 85484
San Diego, CA  92186-5484

              100% U.S. TREASURY MONEY MARKET FUND - CLASS A SHARES

NAME AND ADDRESS                               PERCENTAGE OF OWNERSHIP OF RECORD
----------------                               ---------------------------------
National Financial Services LLC                              100%
For the Benefit of our Customers
Attn: Earl Tyrel
One World Financial Centre
200 Liberty Street, 5th Fl.
New York, NY  10281-1003

             100% U.S. TREASURY MONEY MARKET FUND - FIDUCIARY SHARES

NAME AND ADDRESS                               PERCENTAGE OF OWNERSHIP OF RECORD
----------------                               ---------------------------------
Union Bank of California                                     100%
Lane & Co. Cash
Attn: Fund Accounting
P.O. Box 85602
San Diego, CA  92186-5602

NAME AND ADDRESS                              PERCENTAGE OF BENEFICIAL OWNERSHIP
----------------                              ----------------------------------
Bay Area Toll 1 & 2 Reserve CU                              11.16%
c/o Union Bank of California
Attn: Fund Accounting
P. O. Box 85602
San Diego, CA 92186-5602

Bay Area Toll Auth Admin CU                                  8.96%
c/o Union Bank of California
Attn: Fund Accounting
P. O. Box 85602
San Diego, CA 92186-5602

City of Roseville Sub CU                                     5.51%
c/o Union Bank of California
Attn: Fund Accounting
P. O. Box 85602
San Diego, CA 92186-5602

ILWU-PMA Health & Welfare Plan                               5.07%
c/o Union Bank of California
Attn: Fund Accounting
P. O. Box 85602
San Diego, CA 92186-5602

              100% U.S. TREASURY MONEY MARKET FUND - CLASS S SHARES

NAME AND ADDRESS                               PERCENTAGE OF OWNERSHIP OF RECORD
----------------                               ---------------------------------
National Financial Services LLC                              100%
For the Benefit of our Customers
Attn: Earl Tyrel
One World Financial Centre
200 Liberty Street, 5th Fl.
New York, NY  10281-1003

             CALIFORNIA TAX-FREE MONEY MARKET FUND - CLASS A SHARES

NAME AND ADDRESS                               PERCENTAGE OF OWNERSHIP OF RECORD
----------------                               ---------------------------------
National Financial Services LLC                             99.57%
For the Benefit of our Customers
Attn: Earl Tyrel
One World Financial Centre
200 Liberty Street, 5th Fl.
New York, NY  10281-1003

            CALIFORNIA TAX-FREE MONEY MARKET FUND - FIDUCIARY SHARES

NAME AND ADDRESS                               PERCENTAGE OF OWNERSHIP OF RECORD
----------------                               ---------------------------------
Union Bank of California                                    96.59%
Lane & Co. Cash
Attn: Fund Accounting
P.O. Box 85602
San Diego, CA  92186-5602

NAME AND ADDRESS                              PERCENTAGE OF BENEFICIAL OWNERSHIP
----------------                              ----------------------------------
Wendy Jordan Trust TA/R                                      7.17%
c/o Union Bank of California
Attn: Fund Accounting
P. O. Box 85602
San Diego, CA 92186-5602

             CALIFORNIA TAX-FREE MONEY MARKET FUND - CLASS S SHARES

NAME AND ADDRESS                               PERCENTAGE OF OWNERSHIP OF RECORD
----------------                               ---------------------------------
National Financial Services LLC                              100%
For the Benefit of our Customers
Attn: Earl Tyrel
One World Financial Centre
200 Liberty Street, 5th Fl.
New York, NY  10281-1003

                 DIVERSIFIED MONEY MARKET FUND - CLASS A SHARES

NAME AND ADDRESS                               PERCENTAGE OF OWNERSHIP OF RECORD
----------------                               ---------------------------------
National Financial Services LLC                             98.64%
For the Benefit of our Customers
Attn: Earl Tyrel
One World Financial Centre
200 Liberty Street, 5th Fl.
New York, NY  10281-1003

                DIVERSIFIED MONEY MARKET FUND - FIDUCIARY SHARES

NAME AND ADDRESS                               PERCENTAGE OF OWNERSHIP OF RECORD
----------------                               ---------------------------------
Union Bank of California                                    99.86%
Lane & Co. Cash
Attn: Fund Accounting
P.O. Box 85602
San Diego, CA  92186-5602

NAME AND ADDRESS                              PERCENTAGE OF BENEFICIAL OWNERSHIP
----------------                              ----------------------------------
UFCW Benefit Operating                                      13.97%
c/o Union Bank of California
Attn: Fund Accounting
P. O. Box 85602
San Diego, CA 92186-5602

                 DIVERSIFIED MONEY MARKET FUND - CLASS S SHARES

NAME AND ADDRESS                               PERCENTAGE OF OWNERSHIP OF RECORD
----------------                               ---------------------------------
National Financial Services LLC                              100%
For the Benefit of our Customers
Attn: Earl Tyrel
One World Financial Centre
200 Liberty Street, 5th Fl.
New York, NY  10281-1003

               U.S. GOVERNMENT MONEY MARKET FUND - CLASS A SHARES

NAME AND ADDRESS                               PERCENTAGE OF OWNERSHIP OF RECORD
----------------                               ---------------------------------
National Financial Services LLC                             94.69%
For the Benefit of our Customers
Attn: Earl Tyrel
One World Financial Centre
200 Liberty Street, 5th Fl.
New York, NY  10281-1003

               U.S. GOVERNMENT MONEY MARKET FUND - CLASS B SHARES

NAME AND ADDRESS                               PERCENTAGE OF OWNERSHIP OF RECORD
----------------                               ---------------------------------
Rebecca Gold                                                13.85%
1912 Jasmine Street
El Cajon, CA  92021-3663

Bernice D Mauldin                                            7.96%
1832 Newport Hills Dr. East
Newport Beach, CA 92660-7113

So Cal Underground                                           6.46%
PO Box 1747
Brea, CA 92822-1742

June Bevis Jaramillo                                         8.81%
13425 Rincon Rd
Apple Valley, CA 92308-6288

              U.S. GOVERNMENT MONEY MARKET FUND - FIDUCIARY SHARES

NAME AND ADDRESS                               PERCENTAGE OF OWNERSHIP OF RECORD
----------------                               ---------------------------------
Union Bank of California                                     100%
Lane & Co. Cash
Attn: Fund Accounting
P.O. Box 85602
San Diego, CA  92186-5602

NAME AND ADDRESS                               PERCENTAGE OF OWNERSHIP OF RECORD
----------------                               ---------------------------------
Greyhound - Intl Equity-Batterymarch                         8.15%
c/o Union Bank of California
Attn: Fund Accounting
P. O. Box 85602
San Diego, CA 92186-5602

               U.S. GOVERNMENT MONEY MARKET FUND - CLASS S SHARES

NAME AND ADDRESS                               PERCENTAGE OF OWNERSHIP OF RECORD
----------------                               ---------------------------------
National Financial Services LLC                              100%
For the Benefit of our Customers
Attn: Earl Tyrel
One World Financial Centre
200 Liberty Street, 5th Fl.
New York, NY  10281-1003

                  INCOME PLUS ALLOCATION FUND - CLASS A SHARES

NAME AND ADDRESS                               PERCENTAGE OF OWNERSHIP OF RECORD
----------------                               ---------------------------------
William K Lewis                                              6.49%
Brian Lewis
Jeanne Gherardi Ten Com
220 Stonehedge Ln
Guilford, CT 06437-2268

Doric Lodge #140 FREE &                                      7.91%
Accepted Masons of FL
4536 SW 30th Ave
Ft Lauderdale, FL 33312-5619

                  INCOME PLUS ALLOCATION FUND - CLASS C SHARES

NAME AND ADDRESS                               PERCENTAGE OF OWNERSHIP OF RECORD
----------------                               ---------------------------------
Pershing LLC                                                13.48%
P O Box 2052
Jersey City, NJ 07303-2052

Pershing LLC                                                 9.27%
P O Box 2052
Jersey City, NJ 07303-2052

NFS/FMTC Rollover IRA                                        6.95%
FBO Ruth M Snyder
4304 N Adams Street
Spokane, WA 99205-1309

LPL Financial Services                                      16.39%
9785 Towne Center Drive
San Diego, CA 92121-1968

LPL Financial Services                                       6.19%
9785 Towne Center Drive
San Diego, CA 92121-1968

LPL Financial Services                                       7.33%
9785 Towne Center Drive
San Diego, CA 92121-1968

First Clearing, LLC                                          6.14%
Dana Versteegh &
Marie Versteegh TTEES
4948 Brookglen Way
Carmichael, CA 95608-0957

                GROWTH & INCOME ALLOCATION FUND - CLASS A SHARES

NAME AND ADDRESS                               PERCENTAGE OF OWNERSHIP OF RECORD
----------------                               ---------------------------------
Pershing LLC                                                 8.76%
P O Box 2052
Jersey City, NJ 07303-2052

                 CAPITAL GROWTH ALLOCATION FUND - CLASS A SHARES

NAME AND ADDRESS                               PERCENTAGE OF OWNERSHIP OF RECORD
----------------                               ---------------------------------
Pershing LLC                                                10.96%
P O Box 2052
Jersey City, NJ 07303-2052

                 CAPITAL GROWTH ALLOCATION FUND - CLASS C SHARES

NAME AND ADDRESS                               PERCENTAGE OF OWNERSHIP OF RECORD
----------------                               ---------------------------------
Bear Stearns Securities Corp                                14.81%
1 Metrotech Center North
Brooklyn, NY 11201-3870

                                   APPENDIX A

The nationally recognized statistical rating organizations (individually, an "NRSRO") that may be utilized by the Funds with regard to portfolio investments for the Funds include Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Fitch IBCA, Duff & Phelps ("Fitch IBCA"), and Thomson BankWatch, Inc. ("Thomson"). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by the Funds and the description of each NRSRO's ratings is as of the date of this Statement of Additional Information, and may subsequently change.

LONG-TERM DEBT RATINGS (may be assigned, for example, to corporate and municipal bonds)

Description of the five highest long-term debt ratings by Moody's (Moody's applies numerical modifiers (1,2, and 3) in each rating category to indicate the security's ranking within the category):

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Description of the five highest long-term debt ratings by S & P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification):

AAA An obligation rated `AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated `AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated `BB', `B', `CCC', `CC', and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated `BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

Description of the three highest long-term debt ratings by Fitch IBCA:

AAA Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

SHORT-TERM DEBT RATINGS (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit)

Moody's description of its three highest short-term debt ratings:

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

                  -     Leading market positions in well-established industries.

                  -     High rates of return on funds employed.

                  - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

                  - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

                  - Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

S & P's description of its three highest short-term debt ratings:

A-1 A short-term obligation rated `A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated `A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated `A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Fitch IBCA's description of its three highest short-term debt ratings:

F1 Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

Short-Term Loan/Municipal Note Ratings

Moody's description of its two highest short-term loan/municipal note ratings:

MIG 1/VMIG 1      This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2      This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

Short-Term Debt Ratings

Thomson BankWatch, Inc. ("TBW") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries.

BankWatch(TM) Ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

The TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned.

The TBW Short-Term Rating apply only to unsecured instruments that have a maturity of one year or less.

The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal or interest.

TBW-1 The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

TBW-2 The second-highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

TBW-3 The lowest investment-grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

TBW-4 The lowest rating category; this rating is regarded as non investment grade and therefore speculative.

                                   APPENDIX B

                      PROXY VOTING POLICIES AND PROCEDURES

      The proxy voting policies and procedures of HighMark Capital Management and each of the Sub-Advisers are summarized below.

HIGHMARK CAPITAL MANAGEMENT

      It is HighMark Capital Management's (HCM) policy that proxies be voted in a manner that is consistent with the interests of its clients, including each HighMark Fund.

      For all Funds managed by a sub-adviser pursuant to an agreement with HCM, HCM delegates proxy voting to the respective sub-adviser. HCM expects the sub-adviser to vote such proxies, as well as to maintain and make available appropriate proxy voting records, according to policies adopted by the sub-adviser which are in compliance with applicable law. As part of its sub-adviser review process, HCM will at least annually review the sub-adviser's voting policies and compliance with such policies, and will periodically monitor its proxy voting. HCM will require the sub-adviser to promptly notify HCM of any material changes to its voting policies or practices

      For proxies to be voted by HCM, HCM utilizes the services of an outside third party, Institutional Shareholder Services (ISS), to vote its proxies pursuant to guidelines set by ISS and approved by HCM. ISS is an agent of HCM and HCM retains the fiduciary duty to vote the proxies in the best interest of clients. HCM expects ISS to vote such proxies, as well as to maintain and make available appropriate proxy voting records, according to policies adopted by ISS which are in compliance with applicable law. HCM will at least annually review ISS's voting policies and compliance with such policies, and will periodically monitor its proxy voting. HCM will require ISS to promptly notify HCM of any material changes to its voting policies or practices

      HCM, through its Investment Policy Committee (IPC), reserves the right to withdraw any proxy from ISS and to vote such proxy according to guidelines established by the IPC. HCM shall withdraw any proposed proxy vote from ISS in the event that HCM determines that the proposed vote by ISS would not be consistent with HCM's fiduciary duty to a Fund. Before deciding to vote any proxy the IPC shall determine whether HCM or any of its affiliates have a significant business, personal or family relationship that could give rise to a material conflict of interest with regard to the proxy vote. If a conflict of interest exists, HCM will retain an independent fiduciary to vote the proxy. To determine whether a material conflict exists, the IPC shall perform a reasonable investigation of information relating to possible conflicts of interest by relying on information about HCM and its affiliates that is publicly available or is generally known by HCM's employees, and on other information actually known by any IPC member. IPC members have a duty to disclose to the IPC conflicts of interest of which the member has actual knowledge but which have not been identified by the IPC in its investigation. The IPC cannot pursue investigation of possible conflicts when the information it would need is (i) non-public, (ii) subject to information blocking procedures, or (iii) otherwise not readily available to the IPC. If a director, officer or employee of HCM, not involved in the proxy voting process, contacts any IPC member for the purpose of influencing how a proxy is voted, the member has a duty to immediately disclose such contact to the IPC and the IPC shall contact legal counsel who will be asked to recommend an appropriate course of action. All appropriate records regarding proxy-voting activities are maintained by ISS. HCM makes its proxy voting records available to each Fund and its shareholders, as required by law. HCM complies with the requirements of the Advisers Act and the Investment Company Act, and rules thereunder, and the fiduciary requirements of ERISA and the Department of Labor
(DOL) guidelines with respect to voting proxies.

ARONSON+JOHNSON+ORTIZ
(SUB-ADVISER TO THE LARGE CAP VALUE FUND)

      Aronson+Johnson+Ortiz, LP (AJO) exercises proxy voting responsibilities on behalf of many of its clients, including the Large Cap Value Fund, pursuant to express or implied authorization in the client's investment management agreement, though some clients retain this authority. In the case of ERISA accounts, AJO, as adviser to the plan, must vote all proxies for the securities managed by AJO, unless the authority to vote proxies is retained by another plan fiduciary.

      Each client account is voted by the firm's Proxy Manager, and AJO's proxy voting is overseen by the firm's Proxy Oversight Committee. AJO has adopted and implemented policies and procedures reasonably designed to ensure proxies are voted in the best interests of clients, in accordance with its fiduciary duties and the requirements of ERISA and of SEC Rule 206(4)-6 under the Investment Advisers Act of 1940.

      AJO uses a quantitative approach to investment management, using publicly available data and a proprietary investment model. Its quantitative model does not include subjective analysis of companies and their officers and directors. For detailed analyses of proxy issues, AJO relies primarily on one or more independent third party proxy voting services, and it will generally vote proxies in accordance with the recommendations it receives from these services. AJO has procedures in place to ensure the advice it receives is impartial and in the best interest of its clients. AJO votes each proxy individually and on rare occasions will not follow the third party recommendation. AJO will only vote against the recommendation where it is in the portfolio's best interests to do so and where AJO has no material conflict of interest. AJO relies solely on the third party recommendations in situations where AJO has a material conflict of interest (see "Conflicts of Interest," below).

      In some instances AJO may abstain from voting a client proxy, particularly when the effect on the client's economic interest or the value to the portfolio is insignificant or the cost of voting the proxy outweighs the benefit to the portfolio.

      CONFLICTS OF INTEREST. Actual and potential conflicts of interest, including conflicts of interest of a third party proxy service, are monitored by AJO's Proxy Oversight Committee. When a conflict is identified, the Committee first makes a determination as to whether the conflict is material. The Committee defines a material conflict as one reasonably likely to be viewed as important by the average shareholder. In the case of a material AJO conflict, AJO will vote the proxy in accordance with the third party recommendation, unless the client directs otherwise or, in the case of an ERISA client, revokes AJO's proxy voting authority in writing. In the case where AJO and its primary proxy voting service each has a conflict of interest, the Committee will vote the proxy in accordance with the recommendation of AJO's secondary proxy service.

      RECORD-KEEPING. AJO will maintain all required proxy voting records for five years or for such longer time as applicable law or client guidelines require. AJO may satisfy some of its record-keeping obligations by utilizing third party service providers, such as ISS, or by relying on records available on EDGAR, the SEC's online document filing and retention system.

      VOTE DISCLOSURE. Each proxy voted by AJO for a client account is disclosed to the client quarterly. Clients may receive additional reports of proxies voted on their behalf on request. AJO treats proxy votes as the property of the client and will not disclose proxy votes to third parties.

CHARTWELL INVESTMENT PARTNERS
(SUB-ADVISER TO THE SMALL CAP GROWTH FUND)

      GUIDING PRINCIPLES. Chartwell Investment Partners ("Chartwell") believes that voting proxies in the best interests of each client, including the Small Cap Growth Fund, means making a judgment as to what voting decision is most likely to maximize total return to the client as an investor in the securities being voted, and casting the vote accordingly. For this reason, Chartwell's evaluation of the possible impact of a proxy vote on the economic interests of company shareholders similarly situated to Chartwell's clients will be the primary factor governing Chartwell's proxy voting decisions.

      USE OF INDEPENDENT PROXY VOTING SERVICE. Chartwell has retained Institutional Shareholder Services, Inc. (ISS), an independent proxy voting service, to assist it in analyzing specific proxy votes with respect to securities held by Chartwell clients and to handle the mechanical aspects of casting vot1es. Historically, Chartwell has placed substantial reliance on ISS analyses and recommendations and generally gives instructions to ISS to vote proxies in accordance with ISS recommendations, unless Chartwell reaches a different conclusion than ISS about how a particular matter should be voted. ISS proxy voting recommendations typically are made available to Chartwell about a week before the proxy must be voted, and are reviewed and monitored by members of the Proxy Voting Committee (and, in certain cases, by Chartwell portfolio managers), with a view to determining whether it is in the best interests of Chartwell's clients to vote proxies as recommended by ISS, or whether client proxies should be voted on a particular proposal in another manner.

      ADMINISTRATION OF POLICIES. Chartwell has established a Proxy Voting Committee to oversee and administer the voting of proxies on behalf of clients, comprised of approximately five representatives of the firm's compliance and operations departments. The Committee's responsibilities include reviewing and updating Chartwell's proxy voting policies as may be appropriate from time to time; identifying and resolving any material conflicts of interest on the part of Chartwell or its personnel that may affect particular proxy votes; evaluating and monitoring, on an ongoing basis, the analyses, recommendations and other services provided by

ISS or another third party retained to assist Chartwell in carrying out its proxy voting responsibilities; when deemed appropriate by the Committee, consulting with Chartwell portfolio managers and investment professionals on particular proposals or categories of proposals presented for vote; and determining when and how client proxies should be voted other than in accordance with the general rules and criteria set forth in Chartwell's Proxy Voting Guidelines or with the recommendations of ISS or another independent proxy voting service retained by Chartwell.

      CONFLICTS OF INTEREST. It is Chartwell's policy not to exercise its authority to decide how to vote a proxy if there is a material conflict of interest between Chartwell's interests and the interests of the client that owns the shares to be voted that could affect the vote on that matter. To seek to identify any such material conflicts, a representative of the Proxy Voting Committee screens all proxies and presents any potential conflicts identified to the Committee for determination of whether the conflict exists and if so, whether it is material. Conflicts of interest could result from a variety of circumstances, including, but not limited to, significant personal relationships between executive officers of an issuer and Chartwell personnel, a current or prospective investment adviser-client relationship between an issuer or a pension plan sponsored by an issuer and Chartwell, a significant ownership interest by Chartwell or its personnel in the issuer and various other business, personal or investment relationships. Generally, a current or prospective adviser-client relationship will not be considered material for these purposes if the net advisory revenues to Chartwell have not in the most recent fiscal year and are not expected in the current fiscal year to exceed 1/2 of 1 percent of Chartwell's annual advisory revenue.

      In the event the Committee determines that there is a material conflict of interest that may affect a particular proxy vote, Chartwell will NOT make the decision how to vote the proxy in accordance with these Policies unless the Policies specify how votes shall be cast on that particular type of matter, i.e., "for" or "against" the proposal. Where the Policies provide that the voting decision will be made on a "case-by-case" basis, Chartwell will either request the client to make the voting decision, or the vote will be cast in accordance with the recommendations of ISS or another independent proxy voting service retained by Chartwell for that purpose. Chartwell also will not provide advice to clients on proxy votes without first disclosing any material conflicts to the client requesting such advice.

      WHEN CHARTWELL DOES NOT VOTE PROXIES. Chartwell may not vote proxies respecting client securities in certain circumstances, including, but not limited to, situations where (a) the securities are no longer held in a client's account; (b) the proxy and other relevant materials are not received in sufficient time to allow analysis or an informed vote by the voting deadline;
(c) Chartwell concludes that the cost of voting the proxy will exceed the expected potential benefit to the client; or (d) the securities have been loaned out pursuant to a client's securities lending program and are unavailable to vote.

LSV ASSET MANAGEMENT
(SUB-ADVISER TO THE SMALL CAP VALUE FUND)

      LSV's standard investment management agreement expressly authorizes LSV to vote proxies on behalf of a client's account, including the account of the Small Cap Value Fund.

Therefore, unless the client expressly reserves proxy voting responsibility, it is LSV's responsibility to vote proxies relating to securities held for the client's account.

      ERISA ACCOUNTS. Unless proxy voting responsibility has been expressly reserved, LSV, as the investment adviser for the account, must vote all proxies relating to securities held for the plan's account. If LSV is responsible for voting, LSV shall make appropriate arrangements with each account custodian to have proxies forwarded, on a timely basis to the appropriate person, and shall endeavor to correct delays or other problems relating to timely delivery of proxies and proxy materials.

      Fiduciary obligations of prudence and loyalty require an investment adviser with proxy voting responsibility to vote proxies on issues that affect the value of the client's investment. Proxy voting decisions must be made solely in the best interests of the client's account. In voting proxies, LSV is required to consider those factors that may affect the value of the client's investment and may not subordinate the interests of the client to unrelated objectives.

      LSV has adopted proxy voting guidelines that provide direction in determining how various types of proxy issues are to be voted. LSV will engage an expert independent third party to design guidelines for client accounts that are updated for current corporate governance issues, helping to ensure that clients' best interests are served by voting decisions. Clients are sent a copy of their respective guidelines on an annual basis.

      LSV's purely quantitative investment process does not provide output or analysis that would be functional in analyzing proxy issues. LSV therefore will retain an independent, expert third party, currently Institutional Shareholder Services (ISS). ISS will implement LSV's proxy voting process, cast all votes on LSV's behalf in accordance with LSV's proxy voting guidelines (unless otherwise instructed by LSV), provide assistance in developing guidelines and provide analysis of proxy issues on a case-by-case basis. LSV is responsible for monitoring ISS to ensure that proxies are adequately voted. LSV will vote issues contrary to, or issues not covered by, the guidelines only when LSV believes it is in the best interest of the client. Direction from a client on a particular proxy vote will take precedence over the guidelines. LSV's use of ISS is not a delegation of LSV's fiduciary obligation to vote proxies for clients.

      Should a material conflict arise between LSV's interest and that of its clients (e.g., a client bringing a shareholder action has solicited LSV's support; LSV manages a pension plan for a company whose management is soliciting proxies; or an LSV employee has a relative involved in management at an investee company), LSV will vote the proxies in accordance with the recommendation of the independent third party proxy voting service. A written record will be maintained describing the conflict of interest, and an explanation of how the vote taken was in the client's best interest.

      LSV may refrain from voting a proxy if the cost of voting the proxy exceeds the expected benefit to the client, for example in the case of voting a foreign security when the proxy must be translated into English or the vote must be cast in person.

      Clients may receive a copy of LSV's voting record for their account by request. LSV will additionally provide any mutual fund for which LSV acts as adviser or sub-adviser, a copy of LSV's voting record for the fund so that the fund may fulfill its obligation to report proxy votes to fund shareholders.

      RECORDKEEPING. In accordance with the recordkeeping rules, LSV will retain:

      (i)   Copies of its proxy voting policies and procedures.

      (ii) A copy of each proxy statement received regarding client securities (maintained by the proxy voting service and/or available on EDGAR).

      (iii) A record of each vote cast on behalf of a client (maintained by the proxy voting service).

      (iv) A copy of any document created that was material to the voting decision or that memorializes the basis for that decision (maintained by the proxy voting service).

      (v) A copy of clients' written requests for proxy voting information and a copy of LSV's written response to a client's request for proxy voting information for the client's account.

      (vi) LSV will ensure that it may obtain access to the proxy voting service's records promptly upon LSV's request.

      LSV will maintain required materials in an easily accessible place for not less than five years from the end of the fiscal year during which the last entry took place, the first two years in LSV's principal office.

WADDELL AND REED INVESTMENT MANAGEMENT COMPANY
(SUB-ADVISER TO THE LARGE CAP GROWTH FUND)

      GENERAL POLICY STATEMENT. It is the policy of Waddell & Reed Investment Management Company ("WRIMCO") to review each issue of each proxy solicited by security issuers whose securities are held in any client portfolio, including the Large Cap Growth Fund, and to vote each proxy issue in the best interest of the client. All proxies received will, whenever possible, be voted and transmitted by means necessary to ensure timely receipt by the tabulating agent prior to the annual or special meeting of shareholders.

      An annual report to the client regarding proxies voted on shares held in that client's investment portfolio will be provided upon request within three business days. Written records of all proxies received and a copy of any report made will be maintained in client files. WRIMCO welcomes inquiries and input on any specific proxy issue of concern to any client or their authorized representatives.

      "EXCLUSIVE BENEFIT" INVESTING AND PROXY VOTING FOR FIDUCIARY SHAREHOLDERS. As investment manager, it is WRIMCO's responsibility to vote proxy issues solely in the best interests of the clients to whom it has a fiduciary responsibility. In doing so, it is WRIMCO's policy to consider the economic cost or benefit to the clients as investors. The role of shareholders in corporate governance is typically limited. A majority of the decisions regarding the daily operations and business strategies of most corporations, including the businesses in which the corporation is engaged, the manner and means in which the corporation chooses to do business, and the determination of the users of its products and services, should primarily be left to management's discretion. It is WRIMCO's policy that the shareholder should become involved with these matters only when management has failed and the corporation's performance has suffered, or to protect the rights of shareholders to act.

      Some shareholders use the proxy voting process as a platform to reflect political, moral or religious beliefs. Although WRIMCO may share the beliefs expressed by means of these proposals, as fiduciaries charged with investing for the exclusive benefit of the clients WRIMCO serves, as a practical matter, it is impossible for WRIMCO's decisions in these matters to reflect the divergent views of the plan participants. WRIMCO generally restricts its consideration of a proposal to the economic viewpoint and the effect of the proposal on share value.

      The above notwithstanding, it is not WRIMCO's intent to consider only the immediate impact of each proposal on the corporation's bottom line. For example, corporations would save money by not having independent directors, who must be compensated. It is clear, however, that it is in the best interest of shareholders to have their interests represented by directors independent of management. Consequently, WRIMCO recognizes that, while economic factors are of material concern, other considerations may in some cases be of equal or greater importance with respect to the security of shareholders' investments over the longer term.

      CONFLICTS OF INTEREST. WRIMCO will use the following three-step process to address conflicts of interest: (1) WRIMCO will attempt to identify any potential conflicts of interest; (2) WRIMCO will then determine if the conflict as identified is material; and (3) WRIMCO will follow the procedures established below to ensure that its proxy voting decisions are based on the best interests of clients and are not the product of a material conflict.

      IDENTIFYING CONFLICTS OF INTEREST. WRIMCO will evaluate the nature of its relationships to assess which, if any, might place its interests, as well as those of its affiliates, in conflict with those of the fund's shareholders on a proxy voting matter. WRIMCO will review any potential conflicts that involve the following general categories to determine if there is a conflict and if so, if the conflict is material:

o BUSINESS RELATIONSHIPS - WRIMCO will review any situation for a material conflict where WRIMCO manages money for a company or an employee group, manages pension assets, administers employee benefit plans, leases office space from a company, or provides brokerage, underwriting, insurance, banking or consulting services to a company or if it is determined that WRIMCO (or an affiliate) otherwise has a similar significant relationship with a third party such that the third party might have an incentive to encourage WRIMCO to vote in favor of management.

o PERSONAL RELATIONSHIPS - WRIMCO will review any situation where it (or an affiliate) has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships to determine if a material conflict exists.

o FAMILIAL RELATIONSHIPS - WRIMCO will review any situation where it (or an affiliate) has a known familial relationship relating to a company (e.g., a spouse or other relative who serves as a director of a public company or is employed by the company) to determine if a material conflict exists.

      WRIMCO will designate an individual or committee to review and identify proxies for potential conflicts of interest on an ongoing basis.

      MATERIAL CONFLICTS. WRIMCO will review each relationship identified as having a potential conflict based on the individual facts and circumstances. For purposes of this review, WRIMCO will attempt to detect those relationships deemed material based on the reasonable likelihood that they would be viewed as important by the average shareholder.

      In considering the materiality of a conflict, WRIMCO will take a two-step approach:

o FINANCIAL MATERIALITY - A relationship will be considered presumptively non-material unless the relationship represents 5% or more of WRIMCO's annual revenue. If the relationship involves an affiliate, the "material" benchmark will be 15% or more of WRIMCO's annual revenue.

o NON-FINANCIAL MATERIALITY - WRIMCO will review all known relationships of portfolio managers and senior management for improper influence.

      PROCEDURES TO ADDRESS MATERIAL CONFLICTS. WRIMCO will use the following techniques to vote proxies that have been determined to present a "Material Conflict":

o USE A PROXY VOTING SERVICE FOR SPECIFIC PROPOSALS - As a primary means of voting material conflicts, WRIMCO will vote per the recommendation of an independent proxy voting service (Institutional Shareholder Services (ISS) or another independent third party if a recommendation from ISS is unavailable).

o CLIENT DIRECTED - If the Material Conflict arises from WRIMCO's management of a third party account and the client provides voting instructions on a particular vote, WRIMCO will vote according to the directions provided by the client.

o USE A PREDETERMINED VOTING POLICY - If no directives are provided by either ISS or the client, WRIMCO may vote material conflicts pursuant to its pre-determined Proxy Voting Policies, should such subject matter fall sufficiently within the identified subject matter. If the issue involves a material conflict and WRIMCO chooses to use a predetermined voting policy, WRIMCO will not be permitted to vary from its established voting policies.

o SEEK BOARD GUIDANCE - If the Material Conflict does not fall within one of the situations referenced above, WRIMCO may seek guidance from the fund's board of directors on matters involving a conflict. Under this method, WRIMCO will disclose the nature of the conflict to the fund board and obtains the board's consent or direction to vote the proxies. WRIMCO may use the board guidance to vote proxies for its non-fund clients.

                              FINANCIAL STATEMENTS


      The audited Financial Statements for HighMark Funds for the fiscal year ended July 31, 2005, including the Independent Auditors' Report thereon, are incorporated by reference to the Annual Report of HighMark Funds, dated as of such date, which have been sent to shareholders of each Fund pursuant to the 1940 Act and filed with the SEC. A copy of each such report may be obtained without charge by contacting the Distributor, SEI Investments Distribution Co. at 1 Freedom Valley Drive, Oaks, Pennsylvania, 19456 or by telephoning toll-free at 1-800-734-2922.

                                 HIGHMARK FUNDS

                            SMALL CAP ADVANTAGE FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                DECEMBER 1, 2005

      This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus of the HighMark Small Cap Advantage Fund (Retail Shares) and the Prospectus of the HighMark Small Cap Advantage Fund (Fiduciary Shares), each dated December 1, 2005 (collectively, the "Prospectuses") and any of their supplements. This Statement of Additional Information is incorporated in its entirety into the Prospectuses. Copies of the Prospectuses may be obtained by writing Highmark Funds' distributor, SEI Investments Distribution Co. (the "Distributor"), at 1 Freedom Valley Drive, Oaks, Pennsylvania, 19456, or by telephoning toll free 1-800-433-6884. Capitalized terms used but not defined in this Statement of Additional Information have the same meanings as set forth in the Prospectuses.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

HIGHMARK FUNDS.................................................................1
  Equity Securities............................................................2
  Debt Securities..............................................................2
  Convertible Securities.......................................................2
  Bank Instruments.............................................................3
  Commercial Paper and Variable Amount Master Demand Notes.....................4
  Lending of Portfolio Securities..............................................4
  Repurchase Agreements........................................................4
  Reverse Repurchase Agreements................................................5
  U.S. Government Obligations..................................................5
  Adjustable Rate Notes........................................................6
  Shares of Mutual Funds.......................................................6
  When Issued Securities and Forward Commitments...............................7
  Zero-Coupon Securities.......................................................7
  Options (Puts and Calls) on Securities.......................................8
  Covered Call Writing.........................................................8
  Purchasing Call Options......................................................9
  Purchasing Put Options.......................................................9
  Options in Stock Indices....................................................10
  Risk Factors in Options Transactions........................................11
  Futures and Related Options.................................................11
  Options on Securities' Futures Contracts....................................13
  Risk of Transactions in Securities' Futures Contracts and Related Options...14
  Index Futures Contracts.....................................................15
  Options on Index Futures Contracts..........................................15
  Foreign Investment..........................................................16
  Foreign Currency Transactions...............................................16
  Transaction Hedging.........................................................17
  Position Hedging............................................................17
  Currency Forward and Futures Contracts......................................18
  General Characteristics of Currency Futures Contracts.......................19
  Index-Based Investments.....................................................19
  Small Cap/Special Equity Situation Securities...............................20
  High Yield Securities.......................................................20
  Money Market Instruments....................................................21
  Treasury Receipts...........................................................22
  Illiquid Securities.........................................................22
  Restricted Securities.......................................................22
INVESTMENT RESTRICTIONS.......................................................22
  1940 Act Restrictions.......................................................23
  Voting Information..........................................................25
PORTFOLIO TURNOVER............................................................25
DISCLOSURE OF PORTFOLIO HOLDINGS..............................................25
VALUATION.....................................................................27

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION................................28
  Purchases Through Financial Institutions....................................28
  Sales Charges...............................................................29
  Sales Charge Reductions and Waivers.........................................30
  Additional Federal Tax Information..........................................31
MANAGEMENT OF HIGHMARK FUNDS..................................................37
  Trustees and Officers.......................................................37
  Codes of Ethics.............................................................45
  Investment Adviser..........................................................45
  Portfolio Managers..........................................................47
  Portfolio Transactions......................................................49
  Board Approval of the Investment Advisory Agreement.........................50
  Administrator and Sub-Administrator.........................................51
  Glass-Steagall Act..........................................................53
  Shareholder Services Plans..................................................54
  Expenses....................................................................54
  Distributor.................................................................55
  Transfer Agent and Custodian Services.......................................57
  Independent Registered Public Accounting Firm...............................58
  Legal Counsel...............................................................58
ADDITIONAL INFORMATION........................................................58
  Proxy Voting Policies and Procedures........................................58
  Description of Shares.......................................................58
  Shareholder and Trustee Liability...........................................60
  Share Ownership.............................................................60
  Miscellaneous...............................................................61
APPENDIX A....................................................................62
APPENDIX B....................................................................67

                       STATEMENT OF ADDITIONAL INFORMATION

                                 HIGHMARK FUNDS

                        HIGHMARK SMALL CAP ADVANTAGE FUND

      HighMark Funds is a diversified, open-end management investment company. HighMark Funds was organized as a Massachusetts business trust on March 10, 1987 and presently consists of twenty series of units of beneficial interest ("Shares"). This Statement of Additional Information pertains to one of the series of HighMark Funds, the HighMark Small Cap Advantage Fund (the "Fund").

      As described in the Prospectuses, the Fund has been divided into three classes of Shares, designated Class A Shares, Class C Shares and Fiduciary Shares for purposes of HighMark Funds' Distribution Plans and Shareholder Services Plans. The Distribution Plans apply only to the Fund's Class A and Class C Shares. Holders of Shares of the Fund are sometimes referred to in this Statement of Additional Information collectively as "shareholders".

      Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectuses. No investment in Shares of the Fund should be made without first reading the Fund's Prospectus for such Shares.

                 ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS

      The following investment strategies supplement the investment objective and policies of the Fund as set forth in the Prospectuses.


      1. EQUITY SECURITIES. Equity Securities include common stocks, preferred stocks, convertible securities and warrants. Common stocks, which represent an ownership interest in a company, are probably the most recognized type of equity security. Equity securities have historically outperformed most other securities, although their prices can be volatile in the short term. Market conditions, political, economic and even company-specific news can cause significant changes in the price of a stock. Smaller companies (as measured by market capitalization), sometimes called small-cap companies or small-cap stocks, may be especially sensitive to these factors. To the extent the Fund invests in equity securities, the Fund's Shares will fluctuate in value, and thus equity securities may be more suitable for long-term investors who can bear the risk of short-term fluctuations.

      2. DEBT SECURITIES. The Fund may invest in debt securities within the four highest rating categories assigned by a nationally recognized statistical rating organization ("NRSRO") and comparable unrated securities. Securities rated BBB by S&P or Baa by Moody's are considered investment grade, but are deemed by these rating services to have some speculative characteristics, and adverse economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade bonds. Should subsequent events cause the rating of a debt security purchased by the Fund to fall below the fourth highest rating category, HighMark Capital Management, Inc. (the "Adviser") will consider such an event in determining whether the Fund should continue to hold that security. In no event, however, would the Fund be required to liquidate any such portfolio security where the Fund would suffer a loss on the sale of such security.

      Depending upon prevailing market conditions, the Fund may purchase debt securities at a discount from face value, which produces a yield greater than the coupon rate. Conversely, if debt securities are purchased at a premium over face value, the yield will be lower than the coupon rate. In making investment decisions, the Adviser will consider many factors other than current yield, including the preservation of capital, the potential for realizing capital appreciation, maturity, and yield to maturity.


      From time to time, the equity and debt markets may fluctuate independently of one another. In other words, a decline in equity markets may in certain instances be offset by a rise in debt markets, or vice versa. As a result, a fund with a balance of equity and debt investments, may entail less investment risk (and a potentially smaller investment return) than a mutual fund investing primarily in equity securities.



      3. CONVERTIBLE SECURITIES. Consistent with its objective, policies and restrictions, the Fund may invest in convertible securities. Convertible securities include corporate bonds, notes or preferred stocks that can be converted into common stocks or other equity securities. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Convertible Bonds are bonds convertible into a set number of shares of another form of security (usually common stock) at a prestated price. Convertible bonds have characteristics similar to both fixed-income and equity securities. Preferred stock is a class of capital stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Convertible preferred stock is preferred stock exchangeable for a given number of common stock shares, and has characteristics similar to both fixed-income and equity securities.


      Because convertible securities can be converted into common stock, their values will normally vary in some proportion with those of the underlying common stock. Convertible securities usually provide a higher yield than the underlying common stock, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying common stock. The value of convertible securities that pay dividends or interest, like the value of all fixed-income securities, generally fluctuates inversely with changes in interest rates.

      Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. They do not represent ownership of the securities for which they are exercisable, but only the right to buy such securities at a particular price.


      The Fund will not purchase any convertible debt security or convertible preferred stock unless it has been rated as investment grade at the time of acquisition by an NRSRO or is not rated but is determined to be of comparable quality by the Adviser.

      4. BANK INSTRUMENTS. Consistent with its investment objective, policies, and restrictions, the Fund may invest in bankers' acceptances, certificates of deposit, and time deposits.


      Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise that are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Investments in bankers' acceptances will be limited to those guaranteed by domestic and foreign banks having, at the time of investment, total assets of $1 billion or more (as of the date of the institution's most recently published financial statements).

      Certificates of deposit and time deposits represent funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

      Investments in certificates of deposit and time deposits may include Eurodollar Certificates of Deposit, which are U.S. dollar denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States, Yankee Certificates of Deposit, which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States, Eurodollar Time Deposits ("ETDs"), which are U.S. dollar denominated deposits in a foreign branch of a U.S. bank or a foreign bank, and Canadian Time Deposits ("CTDs"), which are U.S. dollar denominated certificates of deposit issued by Canadian offices of major Canadian banks. All investments in certificates of deposit and time deposits will be limited to those (a) of domestic and foreign banks and savings and loan associations which, at the time of investment, have total assets of $1 billion or more (as of the date of the institution's most recently published financial statements) or (b) the principal amount of which is insured by the Federal Deposit Insurance Corporation.


      5. COMMERCIAL PAPER AND VARIABLE AMOUNT MASTER DEMAND NOTES. Consistent with its investment objective, policies, and restrictions, the Fund may invest in commercial paper (including Section 4(2) commercial paper) and variable amount master demand notes. Commercial paper consists of unsecured promissory notes issued by corporations normally having maturities of 270 days or less. These investments may include Canadian Commercial Paper, which is U.S. dollar denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and Europaper, which is U.S. dollar denominated commercial paper of a foreign issuer.

      Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between the Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Fund may demand payment of principal and accrued interest at any time. A variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of its interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.

      6. LENDING OF PORTFOLIO SECURITIES. In order to generate additional income, the Fund may lend its portfolio securities to broker-dealers, banks or other institutions. During the time portfolio securities are on loan from the Fund, the borrower will pay the Fund any dividends or interest paid on the securities. In addition, loans will be subject to termination by the Fund or the borrower at any time. While the lending of securities may subject the Fund to certain risks, such as delays or an inability to regain the securities in the event the borrower were to default on its lending agreement or enter into bankruptcy, the Fund will receive at least 100% collateral in the form of cash or U.S. Government securities. This collateral will be valued daily by the lending agent, with oversight by the Adviser, and, should the market value of the loaned securities increase, the borrower will be required to furnish additional collateral to the Fund. The Fund may lend portfolio securities in an amount representing up to 33 1/3% of the value of the Fund's total assets.

      7. REPURCHASE AGREEMENTS. Securities held by the Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, the Fund will deal with financial institutions such as member banks of the Federal Deposit Insurance Corporation having, at the time of investment, total assets of $100 million or more and with registered broker-dealers that the Adviser deems creditworthy under guidelines approved by HighMark Funds' Board of Trustees. Under a repurchase agreement, the seller agrees to repurchase the securities at a mutually agreed-upon date and price, and the repurchase price will generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain the value of collateral held pursuant to the agreement at not less than 100% of the repurchase price (including accrued interest) and the Custodian, with oversight by the Adviser, will monitor the collateral's value daily and initiate calls to request that collateral be restored to appropriate levels. In addition, securities subject to repurchase agreements will be held in a segregated custodial account.

      If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that either the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement or the Fund's disposition of the underlying securities was delayed pending court action. Additionally, although there is no controlling legal precedent confirming that the Fund would be entitled, as against a claim by the seller or its receiver or trustee in bankruptcy, to retain the underlying securities, HighMark Funds' Board of Trustees believes that, under the regular procedures normally in effect for custody of the Fund's securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Fund if presented with the question. Securities subject to repurchase agreements will be held by HighMark Funds' custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the Fund under the Investment Company Act of 1940, as amended (the "1940 Act").

      8. REVERSE REPURCHASE AGREEMENTS. The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements, provided such action is consistent with the Fund's investment objective, fundamental investment restrictions and non-fundamental policies. Pursuant to a reverse repurchase agreement, the Fund will sell portfolio securities to financial institutions such as banks or to broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. The Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time the Fund enters into reverse repurchase agreements, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid, high-quality debt securities consistent with the Fund's investment objective having a value equal to 100% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that an equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act.

      9. U.S. GOVERNMENT OBLIGATIONS. The Fund may, consistent with its investment objective, policies, and restrictions, invest in obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

      U.S. Government Securities generally do not involve the credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. Government Securities are generally lower than the yields available from otherwise comparable corporate fixed-income securities. Like other fixed-income securities, however, the values of U.S. Government Securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will in many cases not affect interest income on existing portfolio securities, but will be reflected in the Fund's net asset value. Because the magnitude of these fluctuations will generally be greater at times when the Fund's average maturity is longer, under certain market conditions the Fund may invest in short-term investments yielding lower current income rather than investing in higher yielding longer-term securities.



      10. ADJUSTABLE RATE NOTES. Consistent with its investment objective, policies, and restrictions, the Fund may invest in "adjustable rate notes," which include variable rate notes and floating rate notes. A variable rate note is one whose terms provide for the readjustment of its interest rate on set dates and that, upon such readjustment, can reasonably be expected to have a market value that approximates its amortized cost; the degree to which a variable rate note's market value approximates its amortized cost subsequent to readjustment will depend on the frequency of the readjustment of the note's interest rate and the length of time that must elapse before the next readjustment. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and that, at any time, can reasonably be expected to have a market value that approximates its amortized cost. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by the Fund, the Fund may seek to resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the Fund could, as a result or for other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit. A demand instrument with a demand notice period exceeding seven days may be considered illiquid if there is no secondary market for such security. Such security will be subject to the Fund's non-fundamental 15% limitation governing investments in "illiquid" securities, unless such notes are subject to a demand feature that will permit the Fund to receive payment of the principal within seven days of the Fund's demand. See "INVESTMENT RESTRICTIONS" below.

      As used above, a note is "subject to a demand feature" where the Fund is entitled to receive the principal amount of the note either at any time on not more than thirty days' notice or at specified intervals, not exceeding 397 days and upon not more than thirty days' notice.

      11. SHARES OF MUTUAL FUNDS. The Fund may invest in the securities of other investment companies (including exchange traded funds) to the extent permitted by the 1940 Act or pursuant to an exemption therefrom. Currently, the 1940 Act permits the Fund to invest up to 5% of its total assets in the shares of any one investment company, but it may not own more than 3% of the securities of any one registered investment company or invest more than 10% of its assets in the securities of other investment companies. In accordance with an exemptive order issued to HighMark Funds by the Securities and Exchange Commission (the "SEC"), such other registered investment companies securities may include shares of a money market fund of HighMark Funds, and may include registered investment companies for which the Adviser, or an affiliate of such Adviser, serves as investment adviser, administrator or distributor or provides other services. Because other investment companies employ an investment adviser, such investment by the Fund may cause shareholders of the Fund to bear duplicative fees. The Adviser will waive its advisory fees attributable to the assets of the investing Fund invested in a money market fund of HighMark Funds. Additional restrictions on the Fund's investments in the securities of a money market mutual fund are set forth under "Investment Restrictions" below.

      Exchange Traded Funds ("ETFs") are not subject to the 1940 Act limits described above. ETFs are investment companies that are registered under the 1940 Act as open-end funds or unit investment trusts ("UITs"). ETFs are actively traded on national securities exchanges and are generally based on specific domestic and foreign market indices. An "index-based ETF" seeks to track the performance of an index holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Because ETFs are based on an underlying basket of stocks or an index, they are subject to the same market fluctuations as these types of securities in volatile market swings.



      12. WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. The Fund may enter into forward commitments or purchase securities on a "when-issued" basis, which means that the securities will be purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve the risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. The Fund will generally not pay for such securities and no interest accrues on the securities until they are received by the Fund. These securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Therefore, the purchase of securities on a "when-issued" basis may increase the risk of fluctuations in the Fund's net asset value.

      When the Fund agrees to purchase securities on a "when-issued" basis or enter into forward commitments, HighMark Funds' custodian will be instructed to set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. The Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment.

      The Fund expects that commitments to enter into forward commitments or purchase "when-issued" securities will not exceed 25% of the value of their respective total assets under normal market conditions; in the event the Fund exceeded this 25% threshold, the Fund's liquidity and the Adviser's ability to manage it might be adversely affected. In addition, the Fund does not intend to purchase "when-issued" securities or enter into forward commitments for speculative or leveraging purposes but only in furtherance of the Fund's investment objective.

      13. ZERO-COUPON SECURITIES. Consistent with its objectives, the Fund may invest in zero-coupon securities, which are debt securities that do not pay interest, but instead are issued at a deep discount from par. The value of the security increases over time to reflect the interest accrued. The value of these securities may fluctuate more than similar securities that are issued at par and pay interest periodically. Although these securities pay no interest to holders prior to maturity, interest on these securities is reported as income to the Fund and distributed to its shareholders. These distributions must be made from the Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income producing securities with cash used to make such distributions and its current income ultimately may be reduced as a result. The amount included in income is determined under a constant interest rate method. In addition, if an obligation is purchased subsequent to its original issue, a holder may elect to include market discount in income currently on a ratable accrual method or a constant interest rate method. Market discount is the difference between the obligation's "adjusted issue price" (the original issue price plus original issue discount accrued to date) and the holder's purchase price. If no such election is made, gain on the disposition of a market discount obligation is treated as ordinary income (rather than capital gain) to the extent it does not exceed the accrued market discount.

      14. OPTIONS (PUTS AND CALLS) ON SECURITIES. The Fund may buy options (puts and calls), and write call options on a covered basis. Under a call option, the purchaser of the option has the right to purchase, and the writer (the Fund) the obligation to sell, the underlying security at the exercise price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to purchase, the underlying security at the exercise price during the option period.

      There are risks associated with such investments, including the following:
(1) the success of a hedging strategy may depend on the ability of the Adviser to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of securities held by the Fund and the price of options; (3) there may not be a liquid secondary market for options; and (4) while the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.



      15. COVERED CALL WRITING. The Fund may write covered call options from time to time on such portion of its assets, without limit, as the Adviser determines is appropriate in seeking to obtain its investment objective. The Fund will not engage in option writing strategies for speculative purposes. A call option gives the purchaser of such option the right to buy, and the writer, in this case the Fund, has the obligation to sell the underlying security at the exercise price during the option period. The advantage to the Fund of writing covered calls is that the Fund receives a premium which is additional income. However, if the value of the security rises, the Fund may not fully participate in the market appreciation.

      During the option period, a covered call option writer may be assigned an exercise notice by the broker/dealer through whom such call option was sold, which requires the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. A closing purchase transaction is one in which the Fund, when obligated as a writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written. A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

      Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security, or to enable the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. The Fund may realize a net gain or loss from a closing purchase transaction, depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

      If a call option expires unexercised, the Fund will realize a short term capital gain in the amount of the premium on the option, less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security, and the proceeds of the sale of the security plus the amount of the premium on the option, less the commission paid.


      The market value of a call option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the price volatility of the underlying security and the time remaining until the expiration date.


      The Fund will write call options only on a covered basis, which means that the Fund will own the underlying security subject to a call option at all times during the option period or will own the right to acquire the underlying security at a price equal to or below the option's strike price. Unless a closing purchase transaction is effected, the Fund would be required to continue to hold a security which it might otherwise wish to sell, or deliver a security it would want to hold. Options written by the Fund will normally have expiration dates between one and nine months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

      16. PURCHASING CALL OPTIONS. The Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option. The Fund may sell, exercise or close out positions as the Adviser deems appropriate.

      17. PURCHASING PUT OPTIONS. The Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

      18. OPTIONS IN STOCK INDICES. The Fund may engage in options on stock indices. A stock index assigns relative values to the common stock included in the index with the index fluctuating with changes in the market values of the underlying common stock.

      Options on stock indices are similar to options on stocks but have different delivery requirements. Stock options provide the right to take or make delivery of the underlying stock at a specified price. A stock index option gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return of the premium received, to make delivery of this amount. Gain or loss to the Fund on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities.

      As with stock options, the Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.


      A stock index fluctuates with changes in the market values of the stock so included. Some stock index options are based on a broad market index, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index, or a narrower market index such as the Standard & Poor's 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the following exchanges among others: The Chicago Board Options Exchange, New York Stock Exchange, American Stock Exchange and London Stock Exchange.


      The Fund's ability to hedge effectively all or a portion of its securities through transactions in options on stock indices depends on the degree to which price movements in the underlying index correlate with price movements in the Fund's portfolio securities. Since the Fund's portfolio will not duplicate the components of an index, the correlation will not be exact. Consequently, the Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities underlying the hedging instrument and the hedged securities which would result in a loss on both such securities and the hedging instrument.

      The Fund will enter into an option position only if there appears to be a liquid secondary market for such options.

      The Fund will not engage in transactions in options on stock indices for speculative purposes but only to protect appreciation attained, to offset capital losses and to take advantage of the liquidity available in the option markets. The aggregate premium paid on all options on stock indices will not exceed 20% of the Fund's total assets.


      19. RISK FACTORS IN OPTIONS TRANSACTIONS. The successful use of options strategies depends on the ability of the Adviser to forecast interest rate and market movements correctly.


      When it purchases an option, the Fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying securities, since the Fund may continue to hold its investments in those securities notwithstanding the lack of a change in price of those securities.

      The effective use of options also depends on the Fund's ability to terminate option positions at times when the Adviser deems it desirable to do so. Although the Fund will take an option position only if the Adviser believes there is liquid secondary market for the option, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price.

      If a secondary trading market in options were to become unavailable, the Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A marketplace may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events such as volume in excess of trading or clearing capability, were to interrupt normal market operations. A marketplace may at times find it necessary to impose restrictions on particular types of options transactions, which may limit the Fund's ability to realize its profits or limit its losses.

      Disruptions in the markets for securities underlying options purchased or sold by the Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation
(OCC) or other options markets, such as the London Options Clearing House, may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by the Fund has expired, the Fund could lose the entire value of its option.

      20. FUTURES CONTRACTS AND RELATED OPTIONS. The Fund may invest in futures and related options based on any type of financial security or index traded on U.S. or foreign exchanges, or over the counter as long as the underlying security or the securities represented by the future or index are permitted investments of the Fund. Futures and options can be combined with each other in order to adjust the risk and return parameters of the Fund. The Fund may enter into futures contracts, typically related to capital market indices or specific financial securities.

      A futures contract sale creates an obligation by the seller to deliver the type of instrument called for in the contract in a specified delivery month for a stated price. Purchasing a futures contract creates an obligation by the purchaser to take delivery of the type of instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken at settlement date are not determined until on or near that date. In certain cases, financial futures are settled in cash and therefore do not settle in delivery of the actual underlying commodity. The determination is made in accordance with the rules of the exchanges on which the futures contract was made. Futures contracts are traded in the United States only on the commodity exchange or boards of trade, known as "contract markets," approved for such trading by the Commodity Futures Trading Commission (the "CFTC"), and must be executed through a futures commission merchant or brokerage firm that is a member of the relevant contract market. Futures traded on non-U.S. exchanges are governed by similar local agencies and approved for use by the CFTC for U.S. investors.

      Although futures contracts call for actual delivery or acceptance of a commodity or security, financial contracts are usually settled in cash or closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Similarly, the closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

      Settlement of a futures contract does not require exchange of funds based on a price paid or received upon purchase or sale, although the Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, U.S. Government securities or other acceptable securities as specified by the specific futures contract. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the Fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.


      Subsequent payments, called "variation margin," are made on a daily basis to the listing exchange as the price of the underlying security fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to market." Gains and losses on futures contracts are therefore recognized on a daily basis.

      The Fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of making such a move would be to reduce or eliminate an exposure or hedge position held by the Fund. Such opening or closing transactions involve additional commission costs.

      In addition, to the extent consistent with its investment objectives and policies, the Fund may invest in currency futures contracts. A currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Futures contracts are designed by and traded on exchanges. The Fund would enter into futures contracts solely for hedging or other appropriate risk management purposes as defined in the controlling regulations.

      At the maturity of a futures contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

      Positions in the futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the Fund intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin, as described below.

      The Fund may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into forward currency contracts to protect against uncertainty in the level of future exchange rates between particular currencies or between foreign currencies in which the Fund's securities are or may be denominated. Under normal circumstances, consideration of the prospect for changes in currency exchange rates will be incorporated into the Fund's investment strategy.

      When the Adviser believes that the currency of a particular country may suffer a significant decline against another currency, the Fund may enter into a currency contract to sell, for the appropriate currency, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. The Fund may realize a gain or loss from currency transactions.

      21. OPTIONS ON SECURITIES' FUTURES CONTRACTS. The Fund will enter into written options on securities' futures contracts only when in compliance with the SEC's requirements, cash or equivalents equal in value to the securities' value (less any applicable margin deposits) have been deposited in a segregated account of the Fund's custodian. The Fund may purchase and write call and put options on the futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. The Fund may use such options on futures contracts in lieu of writing options directly on the underlying securities or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.


      As with options on securities, the holder or writer of an option may terminate his or her position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.


      The Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above.

      Aggregate initial margin deposits for futures contracts (including futures contracts on securities, indices and currency) and premiums paid for related options may not exceed 5% of the Fund's total assets.



      22. RISK OF TRANSACTIONS IN SECURITIES' FUTURES CONTRACTS AND RELATED OPTIONS. Successful use of securities' futures contracts by the Fund is subject to the ability of the Adviser to predict correctly movements in the direction of interest rates and other factors affecting securities markets.

      Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the price of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.


      There is no assurance that higher than anticipated trading activity or other unforeseen events will not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.


      To reduce or eliminate a hedge position held by the Fund, the Fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both;
(iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.


      23. INDEX FUTURES CONTRACTS. The Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective, and may purchase and sell options on such index futures contracts. The Fund will not enter into any index futures contract for the purpose of speculation, and will only enter into contracts traded on securities exchanges with standardized maturity dates.

      An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contracts and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract. No price is paid upon entering into index futures contracts. When the Fund purchases or sells an index futures contract, it is required to make an initial margin deposit in the name of the futures broker and to make variation margin deposits as the value of the contract fluctuates, similar to the deposits made with respect to futures contracts on securities. Positions in index futures contracts may be closed only on an exchange or board of trade providing a secondary market for such index futures contracts. The value of the contract usually will vary in direct proportion to the total face value.

      The Fund's ability to effectively utilize index futures contracts depends on several factors. First, it is possible that there will not be a perfect price correlation between the index futures contracts and their underlying index. Second, it is possible that a lack of liquidity for index futures contracts could exist in the secondary market, resulting in the Fund's inability to close a futures position prior to its maturity date. Third, the purchase of an index futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate a futures transaction. In order to avoid leveraging and related risks, when the Fund purchases an index futures contract, it will collateralize its position by depositing an amount of cash or cash equivalents, equal to the market value of the index futures positions held, less margin deposits, in a segregated account with the Fund's custodian. Collateral equal to the current market value of the index futures position will be maintained only on a daily basis.

      The extent to which the Fund may enter into transactions involving index futures contracts may be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company and the Fund's intention to qualify as such.


      24. OPTIONS ON INDEX FUTURES CONTRACTS. Options on index futures contracts are similar to options on securities except that options on index futures contracts gives the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium.



      25. FOREIGN INVESTMENT. The Fund may invest in obligations or securities of foreign issuers. Permissible investments may consist of obligations of foreign branches of U.S. banks and foreign or domestic branches of foreign banks, including European Certificates of Deposit, European Time Deposits, Canadian Time Deposits and Yankee Certificates of Deposits, and investments in Canadian Commercial Paper, foreign securities and Europaper. In addition, the Fund may invest in American Depositary Receipts. The Fund may also invest in securities issued or guaranteed by foreign corporations or foreign governments, their political subdivisions, agencies or instrumentalities and obligations of supranational entities such as the World Bank and the Asian Development Bank. Any investments in these securities will be in accordance with the Fund's investment objective and policies, and are subject to special risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. To the extent that the Fund may invest in securities of foreign issuers that are not traded on any exchange, there is a further risk that these securities may not be readily marketable. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

      26. FOREIGN CURRENCY TRANSACTIONS. To the extent consistent with its investment objectives and strategies, the Fund may engage in foreign currency exchange transactions to protect against uncertainty in the level of future exchange rates. The Fund may engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities ("transaction hedging"), and to protect the value of specific portfolio positions ("position hedging"). The Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency, and may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase or sell foreign currency futures contracts ("futures contracts"). The Fund may also purchase domestic and foreign exchange-listed and over-the-counter call and put options on foreign currencies and futures contracts. Hedging transactions involve costs and may result in losses, and the Fund's ability to engage in hedging and related options transactions may be limited by tax considerations.

      27. TRANSACTION HEDGING. When it engages in transaction hedging, the Fund enters into foreign currency transactions with respect to specific receivables or payables of the Fund, generally arising in connection with the purchase or sale of its portfolio securities. The Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, the Fund will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

      For transaction hedging purposes the Fund may also purchase exchange-listed call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the Fund the right to purchase a currency at the exercise price until the expiration of the option.

      28. POSITION HEDGING. When it engages in position hedging, the Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the value of currency for securities which the Adviser expects to purchase, when the Fund holds cash or short-term investments). In connection with the position hedging, the Fund may purchase or sell foreign currency forward contracts or foreign currency on a spot basis.


      The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.


      It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward contract or futures contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

      Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Fund owns or expects to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

      At the discretion of the Adviser, the Fund may employ the currency hedging strategy known as "cross-hedging" by using forward currency contracts, currency options or a combination of both. When engaging in cross-hedging, the Fund seeks to protect against a decline in the value of a foreign currency in which certain of its portfolio securities are denominated by selling that currency forward into a different currency for the purpose of diversifying the Fund's total currency exposure or gaining exposure to a foreign currency that is expected to outperform.

      29. CURRENCY FORWARD CONTRACTS. To the extent consistent with its investment objectives and policies, the Fund may invest in currency forward contracts. A currency forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward contracts are trades in the interbank markets conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.


      Forward contracts differ from futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.


      At the maturity of a forward contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

      The Fund may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into forward currency contracts to protect against uncertainty in the level of future exchange rates between particular currencies or between foreign currencies in which the Fund's securities are or may be denominated. Under normal circumstances, consideration of the prospect for changes in currency exchange rates will be incorporated into the Fund's investment strategy. However, the Adviser believes that it is important to have the flexibility to enter into forward currency contracts when it determines that the best interests of the Fund will be served.

      When the Adviser believes that the currency of a particular country may suffer a significant decline against another currency, the Fund may enter into a currency contract to sell, for the appropriate currency, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. The Fund may realize a gain or loss from currency transactions.

      30. GENERAL CHARACTERISTICS OF CURRENCY FUTURES CONTRACTS. When the Fund purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash or U.S. Treasury bills up to 5% of the amount of the futures contract. This amount is known as "initial margin." The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions.

      Rather, initial margin is similar to a performance bond or good faith deposit that is returned to the Fund upon termination of the contract, assuming the Fund satisfies its contractual obligation.

      Subsequent payments to and from the broker occur on a daily basis in a process known as "marking to market." These payments are called "variation margin," and are made as the value of the underlying futures contract fluctuates. For example, when the Fund sells a futures contract and the price of the underlying currency rises above the delivery price, the Fund's position declines in value. The Fund then pays a broker a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the currency underlying the futures contract. Conversely, if the price of the underlying currency falls below the delivery price of the contract, the Fund's futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the currency underlying the futures contract.

      When the Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or gain. Such closing transactions involve additional commission costs.


      31. INDEX-BASED INVESTMENTS. Index-Based Investments, such as Standard & Poor's Depository Receipts ("SPDRs"), NASDAQ-100 Index Tracking Stock ("NASDAQ 100s") and Dow Jones DIAMONDS ("Diamonds"), are interests in a UIT that may be obtained from the UIT or purchased in the secondary market. SPDRs, NASDAQ 100s and DIAMONDS are listed on the American Stock Exchange.

      A UIT will generally issue Index-Based Investments in aggregations of 50,000 known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (a) a portfolio of securities substantially similar to the component securities ("Index Securities") of the applicable index (the "Index"),
(b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the Index and the net asset value of a Portfolio Deposit.

      Index-Based Investments are not individually redeemable, except upon termination of the UIT. To redeem, the portfolio must accumulate enough Index-Based Investments to reconstitute a Creation Unit (large aggregations of a particular Index-Based Investment). The liquidity of small holdings of Index-Based Investments, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, the portfolio will receive Index

Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

      The price of Index-Based Investments is derived and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of Index-Based Investments is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for Index-Based Investments is based on a basket of stocks. Disruptions in the markets for the securities underlying Index-Based Investments purchased or sold by the Portfolio could result in losses on Index-Based Investments. Trading in Index-Based Investments involves risks similar to those risks, described above under "Options," involved in the writing of options on securities.


      32. SMALL CAP/SPECIAL EQUITY SITUATION SECURITIES. The Fund may invest in the securities of small capitalization companies and companies in special equity situations. Companies are considered to have a small market capitalization if their capitalization is within the range of those companies in the Russell 2000 Index. Companies are considered to be experiencing special equity situations if they are experiencing unusual and possibly non-repetitive developments, such as mergers; acquisitions; spin-offs; liquidations; reorganizations; and new products, technology or management. These companies may offer greater opportunities for capital appreciation than larger, more established companies, but investment in such companies may involve certain special risks. These risks may be due to the greater business risks of small size, limited markets and financial resources, narrow product lines and frequent lack of depth in management. The securities of such companies are often traded in the over-the-counter market and may not be traded in volumes typical on a national securities exchange. Thus, the securities of such companies may be less liquid, and subject to more abrupt or erratic market movements than securities of larger, more established growth companies. Since a "special equity situation" may involve a significant change from a company's past experiences, the uncertainties in the appraisal of the future value of the company's equity securities and the risk of a possible decline in the value of the Fund's investments are significant.

      33. HIGH YIELD SECURITIES. To the extent consistent with its investment objectives and policies, the Fund may invest in lower rated securities. Fixed income securities are subject to the risk of an issuer's ability to meet principal and interest payments on the obligation (credit risk), and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (i.e., high yield) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. The market values of fixed-income securities tend to vary inversely with the level of interest rates. Yields and market values of high yield securities will fluctuate over time, reflecting not only changing interest rates but the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower rated securities may decline in value due to heightened concern over credit quality, regardless of the prevailing interest rates. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term investing.

      Adverse economic developments can disrupt the market for high yield securities, and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity which may lead to a higher incidence of default on such securities. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Furthermore, HighMark Funds may experience difficulty in valuing certain securities at certain times. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

      Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls an obligation for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund's investment portfolio and increasing the exposure of the Fund to the risks of high yield securities.

      The Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interest of security holders if it determines this to be in the interest of its shareholders.

      34. MONEY MARKET INSTRUMENTS. The Fund, subject to its own investment limitations, may invest in money market instruments which are short-term, debt instruments or deposits and may include, for example, (i) commercial paper rated within the highest rating category by a NRSRO at the time of investment, or, if not rated, determined by the Adviser to be of comparable quality; (ii) obligations (certificates of deposit, time deposits, bank master notes, and bankers' acceptances) of thrift institutions, savings and loans, U.S. commercial banks (including foreign branches of such banks), and U.S. and foreign branches of foreign banks, provided that such institutions (or, in the case of a branch, the parent institution) have total assets of $1 billion or more as shown on their last published financial statements at the time of investment; (iii) short-term corporate obligations rated within the three highest rating categories by a NRSRO (e.g., at least A by S&P or A by Moody's) at the time of investment, or, if not rated, determined by the Adviser to be of comparable quality; (iv) general obligations issued by the U.S. Government and backed by its full faith and credit, and obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. Government (e.g., obligations issued by Farmers Home Administration, Government National Mortgage Association, Federal Farm Credit Bank and Federal Housing Administration); (v) receipts, including TRs, TIGRs and CATS (as defined below); (vi) repurchase agreements involving such obligations; (vii) money market funds and (viii) foreign commercial paper. Certain of the obligations in which the Fund may invest may be variable or floating rate instruments, may involve conditional or unconditional demand features and may include variable amount master demand notes.

      Appendix A to this Statement of Additional Information identifies each NRSRO that may be utilized by the Adviser with regard to portfolio investments for the Fund and provides a description of relevant ratings assigned by each such NRSRO. A rating by a NRSRO may be utilized only where the NRSRO is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instrument.

      35. TREASURY RECEIPTS. Consistent with its investment objective, policies and restrictions, the Fund may invest in Treasury receipts. Treasury receipts are interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates of such receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include "Treasury Receipts" ("TR's"), "Treasury Investment Growth Receipts" ("TIGR's"), and "Certificates of Accrual on Treasury Securities" ("CATS"). TR's, TIGR's and CATS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accrued over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest-paying securities.

      36. ILLIQUID SECURITIES. The Fund has adopted a non-fundamental policy (which may be changed without shareholder approval) prohibiting the Fund from investing more than 15% of their total assets in "illiquid" securities, which include securities with legal or contractual restrictions on resale or for which no readily available market exists but exclude such securities if resalable pursuant to Rule 144A under the Securities Act ("Rule 144A Securities"). Pursuant to this policy, the Fund may purchase Rule 144A Securities only in accordance with liquidity guidelines established by the Board of Trustees of HighMark Funds and only if the investment would be permitted under applicable state securities laws.

      37. RESTRICTED SECURITIES. The Fund has adopted a non-fundamental policy (which may be changed without shareholder approval) permitting the Fund to invest in restricted securities provided the Fund complies with the illiquid securities policy described above. Restricted securities are securities that may not be sold to the public without registration under the Securities Act of 1933 ("1933 Act") and may be either liquid or illiquid. The Adviser will determine the liquidity of restricted securities in accordance with guidelines established by HighMark Funds' Board of Trustees. Restricted securities purchased by the Fund may include Rule 144A securities and commercial paper issued in reliance upon the "private placement" exemption from registration under Section 4(2) of the 1933 Act (whether or not such paper is a Rule 144A security).

                             INVESTMENT RESTRICTIONS

      Unless otherwise indicated, the following investment restrictions are fundamental and, as such, may be changed with respect to the Fund only by a vote of a majority of the outstanding Shares of the Fund. Except with respect to the Fund's restriction governing the borrowing of money, if a percentage restriction is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of the restriction.

THE SMALL CAP ADVANTAGE FUND:


      1. May purchase securities of any issuer only when consistent with the maintenance of its status as a diversified company under the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

      2. May not concentrate investments in a particular industry or group of industries, as concentration is defined or interpreted under the Investment Company Act of 1940, or the rules and regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations.

      3. May issue senior securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations.

      4. May lend or borrow money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations.

      5. May purchase or sell commodities, commodities contracts, futures contracts, or real estate to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations.

      6. May underwrite securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations.



      The fundamental investment restrictions of the Fund have been adopted to avoid wherever possible the necessity of shareholder meetings unless otherwise required by the 1940 Act. This recognizes the need to react quickly to changes in the law or new investment opportunities in the securities markets and the cost and time involved in obtaining shareholder approvals for diversely held investment companies. However, the Fund also has adopted non-fundamental investment restrictions, set forth below, which in some instances may be more restrictive than their fundamental investment restrictions. Any changes in the Fund's non-fundamental investment restrictions will be communicated to the Fund's shareholders prior to effectiveness.


      1940 ACT RESTRICTIONS. Under the 1940 Act, and the rules, regulations and interpretations thereunder, a "diversified company," as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or its instrumentalities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer or more than 10% of the issuer's voting securities would be held by the fund. "Concentration" is generally interpreted under the 1940 Act to be investing more than 25% of net assets in an industry or group of industries. The 1940 Act limits the ability of investment companies to borrow and lend money and to underwrite securities. The 1940 Act currently prohibits an open-end fund from issuing senior securities, as defined in the 1940 Act, except under very limited circumstances.


      The 1940 Act also limits the amount that the Fund may invest in other investment companies prohibiting the Fund from: (i) owning more than 3% of the total outstanding voting stock of a single other investment company; (ii) investing more than 5% of its total assets in the securities of a single other investment company; and (iii) investing more than 10% of its total assets in securities of all other investment companies, except in certain specific instances set forth in the 1940 Act, or certain instances where the other investment companies have obtained an exemption from the applicable provisions of the 1940 Act (e.g. ETFs).

      Additionally, the 1940 Act limits the Fund's ability to borrow money, prohibiting the Fund from issuing senior securities, except the Fund may borrow from any bank, provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by the Fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%.

THE FOLLOWING INVESTMENT LIMITATIONS ARE NON-FUNDAMENTAL POLICIES. THE SMALL CAP ADVANTAGE FUND MAY NOT:


            1. Purchase or sell real estate, real estate limited partnership interests, and commodities or commodities contracts (except that the Fund may invest in futures contracts and options on futures contracts, as disclosed in the prospectuses). However, subject to its permitted investments, the Fund may invest in companies which invest in real estate, securities of issuers which deal in real estate, securities or loans secured by interests in real estate, securities which represent interests in real estate, commodities or commodities contracts, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of a holder of debt obligations secured by real estate or interests therein.

            2. Borrow money or issue senior securities, except that the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions and the Fund may enter into reverse repurchase agreements for temporary emergency purposes in amounts up to 33 1/3% of the value of its total assets at the time of such borrowing.

            3. Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

            4. Sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short), however, this policy does not prevent the Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments and the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions.

THE FOLLOWING NON-FUNDAMENTAL POLICY WILL NOT BE CHANGED WITHOUT 60 DAYS' ADVANCE NOTICE TO SHAREHOLDERS:

            1. Under normal circumstances, the HighMark Small Cap Advantage Fund will invest at least 80% of its assets in equity securities of small capitalization companies.


      Any notice required to be delivered to shareholders of the Fund for the purpose of announcing an intended change in the non-fundamental policy identified immediately above will be provided in plain English in a separate written document. Each such notice will contain, in bold-face type and placed prominently in the document, the following statement: "Important Notice Regarding Change in Investment Policy." This statement, if delivered separately from other communications to shareholders, will also appear on the envelope in which such notice is delivered.

      VOTING INFORMATION. As used in this Statement of Additional Information, a "vote of a majority of the outstanding Shares" of HighMark Funds or the Fund or a particular class of Shares of HighMark Funds or the Fund means the affirmative vote of the lesser of (a) more than 50% of the outstanding Shares of HighMark Funds or the Fund or such class, or (b) 67% or more of the Shares of HighMark Funds or the Fund or such class present at a meeting at which the holders of more than 50% of the outstanding Shares of HighMark Funds or the Fund or such class are represented in person or by proxy.

                               PORTFOLIO TURNOVER

      The Fund's turnover rate is calculated by dividing the lesser of the Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities at the time of acquisition were one year or less.

      The portfolio turnover rate may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemption of Shares. It is currently expected that the Small Cap Advantage Fund's portfolio turnover rate will be approximately 50%-90% under normal market conditions.


                        DISCLOSURE OF PORTFOLIO HOLDINGS


      The Adviser has established a policy governing the disclosure of the Fund's portfolio holdings which is designed to protect the confidentiality of the Fund's non-public portfolio holdings and prevent inappropriate selective disclosure of such holdings. HighMark Funds' Board of Trustees has reviewed this policy and will be asked to review it no less than annually, and recommend any changes that they deem appropriate. Exceptions to this policy may be authorized by the Adviser's chief compliance officer or his or her designee (the "CCO").

      Neither the Adviser nor the Fund will receive any compensation or other consideration in connection with its disclosure of the Fund's portfolio holdings.

      PUBLIC DISCLOSURE OF PORTFOLIO HOLDINGS. In addition to the public disclosure of Fund portfolio holdings through required SEC quarterly filings, the Fund may make its portfolio holdings publicly available on HighMark Funds' website in such scope and form and with such frequency as the Adviser may reasonably determine. The Fund's prospectus describes, to the extent applicable, the type of information that is disclosed on HighMark Funds' website, as well as the frequency with which this information is disclosed and the lag between the date of the information and the date of its disclosure.

      The Fund's portfolio holdings are considered to be publicly disclosed: (a) upon the disclosure of portfolio holdings information in a publicly available, routine filing with the SEC that is required to include the information, (b) the day after the Fund would, in accordance with its prospectus, make such information available on its website; or (c) at such additional times and on such additional basis as determined by the SEC or its staff.

      DISCLOSURE OF NON-PUBLIC PORTFOLIO HOLDINGS. The Fund may, in certain cases, disclose to third parties its portfolio holdings which have not been made publicly available. Disclosure of non-public portfolio holdings information to third parties may be made only if the CCO determines that such disclosure is allowed under applicable law or regulation. In addition, the third party receiving the non-public portfolio holdings information may, at the discretion of the CCO, be required to agree in writing to keep the information confidential and/or agree not to trade directly or indirectly based on the information. The restrictions and obligations described in this paragraph do not apply to non-public portfolio holdings provided to the Adviser and its affiliates.


      No advance disclosure shall be made if the CCO determines that a potential conflict of interest exists or could arise from such disclosure.


      The Fund periodically discloses portfolio information on a confidential basis to various service providers that require such information in order to assist the Fund with its day-to-day business affairs. In addition to HighMark Capital Management, Inc. and its affiliates, these service providers include the Fund's custodian, the Fund's independent registered public accounting firm, legal counsel, financial printer (GCOM(2) Solutions, Inc.) and accounting agent (SEI Investments Global Funds Services), and the Fund's proxy voting service, currently Institutional Shareholder Services, Inc. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Fund.

      The Fund may also periodically provide information about its portfolio holdings to rating and ranking organizations in connection with those firms' research on and classification of the Fund and in order to gather information about how the Fund's attributes (such as volatility, turnover, and expenses) compare with those of peer funds. The Fund may also provide portfolio holdings information to consulting companies. Currently the Fund provides such information to consulting company Callan Associates. These rating and ranking organizations and consulting companies are required to keep the Fund's portfolio information confidential and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Fund.

      In all instances, the CCO will make a determination that the Fund has a legitimate business purpose for such advance disclosure, and that the recipient(s) are subject to an independent obligation not to disclose or trade on the non-public portfolio holdings information. There can be no assurance, however, that the Fund's policies and procedures on portfolio holdings information will protect the Fund from the potential misuse of such information by individuals or entities that come into possession of the information.

                                    VALUATION

      As disclosed in the Prospectuses, the net asset value per share of the Fund for purposes of pricing purchase and redemption orders is determined by the administrator as of the close of regular trading on the New York Stock Exchange, normally at 4:00 p.m. Eastern Time (1:00 p.m. Pacific Time), on days on which the New York Stock Exchange is open for business ("Business Days").

      Except as noted below, investments by the Fund in securities traded on a securities exchange (or exchanges) or an automated quotation system for which quotations are readily available (except for securities traded on NASDAQ) are valued based upon their last sale price on the principal exchange on which such securities are traded. For securities traded on NASDAQ, the NASDAQ Official Closing Price is used. Securities the principal market for which is not a securities exchange are valued based upon the latest bid price in such principal market. Securities and other assets for which market quotations are not readily available are valued at their fair value as determined by a Fair Value Committee in good faith under consistently applied procedures established by and under the general supervision of HighMark Funds' Board of Trustees. With the exception of short-term securities as described below, the value of the Fund's investments may be based on valuations provided by a pricing service. Short-term securities (i.e., securities with remaining maturities of 60 days or less) may be valued at amortized cost, which approximates current value.

      For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates its net asset value if an event that could materially affect the value of those securities (a "Significant Event") has occurred between the time of the security's last close and the time that the Fund calculates its net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Adviser of the Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its net asset value, it will contact the Fund's administrator and request that a Fair Value Committee meeting be called. In addition, the administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates its net asset value. If price movements in a monitored index or security exceed levels established by the administrator, the administrator will notify the Adviser for any Fund holding the relevant securities that such limits have been exceeded and request that a Fair Value Committee meeting be called.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

      Purchases and redemptions of Shares of the Fund may be made on days on which the New York Stock Exchange is open for business. Purchases will be made in full and fractional Shares of the Fund calculated to three decimal places.

      Although HighMark Funds' policy is normally to pay redemptions in cash, HighMark Funds reserves the right to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. However, a shareholder will at all times be entitled to aggregate cash redemptions from the Fund and all the other series of HighMark Funds during any 90-day period of up to the lesser of $250,000 or 1% of HighMark Funds' net assets.

      HighMark Funds reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the applicable Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. HighMark Funds also reserves the right to suspend sales of Shares of the Fund for any period and to reject a purchase order when the Distributor or the Adviser determines that it is not in the best interest of HighMark Funds and/or its shareholders to accept such order.

      If the Fund holds portfolio securities listed on foreign exchanges which trade on Saturdays or other customary United States national business holidays, the portfolio securities will trade and the net assets of the Fund's redeemable securities may be significantly affected on days when the investor has no access to the Fund.


      Neither the transfer agent nor HighMark Funds will be responsible for any loss, liability, cost or expense for acting upon wire or telephone instructions that it reasonably believes to be genuine. HighMark Funds and the transfer agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include taping of telephone conversations

      PURCHASES THROUGH FINANCIAL INSTITUTIONS


      Shares of the Fund may be purchased through financial institutions, including the Adviser, that provide distribution assistance or shareholder services. Shares purchased by persons ("Customers") through financial institutions may be held of record by the financial institution. Financial institutions may impose an earlier cut-off time for receipt of purchase orders directed through them to allow for processing and transmittal of these orders to the transfer agent for effectiveness the same day. Customers should contact their financial institution for information as to that institution's procedures for transmitting purchase, exchange or redemption orders to HighMark Funds.

      Customers who desire to transfer the registration of Shares beneficially owned by them but held of record by a financial institution should contact the institution to accomplish such change.

      Depending upon the terms of a particular Customer account, a financial institution may charge a Customer account fees. Information concerning these services and any charges will be provided to the Customer by the financial institution. Additionally, certain entities (including Participating Organizations and Union Bank of California and its affiliates), may charge customers a fee with respect to exchanges made on the customer's behalf. Information about these charges, if any, can be obtained by the entity effecting the exchange.


      The Fund participates in fund "supermarket" arrangements. In such an arrangement, a program is made available by a broker or other institution (a sponsor) that allows investors to purchase and redeem shares of the Fund through the sponsor of the fund supermarket. In connection with these supermarket arrangements, the Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. In turn, the brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. As such, the Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. The customer order will be priced at the Fund's Net Asset Value next computed after accepted by an authorized broker or the broker's authorized designee. In addition, a broker may charge transaction fees on the purchase and/or sale of Fund shares.

      SALES CHARGES

      FRONT-END SALES CHARGES. The commissions shown in the Prospectuses and below apply to sales through authorized dealers and brokers. Under certain circumstances, the Distributor may use its own funds to compensate financial institutions and intermediaries in amounts that are additional to the commissions shown in the Prospectuses. In addition, the Distributor may, from time to time and at its own expense, provide promotional incentives in the form of cash or other compensation to certain financial institutions and intermediaries whose registered representatives have sold or are expected to sell significant amounts of the Class A Shares of the Fund. Such other compensation may take the form of payments for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives to places within or without the United States. Under certain circumstances, commissions up to the amount of the entire sales charge may be reallowed to dealers or brokers, who might then be deemed to be "underwriters" under the 1933 Act. Commission rates may vary between series of HighMark Funds.

                                 CLASS A SHARES

                                              SALES CHARGE AS
                            SALES CHARGE        APPROPRIATE        COMMISSION AS
                           AS PERCENTAGE     PERCENTAGE OF NET     PERCENTAGE OF
AMOUNT OF PURCHASE       OF OFFERING PRICE    AMOUNT INVESTED     OFFERING PRICE
                         -----------------    ---------------     --------------
0-$49,999                      5.50%               5.82%               4.95%
$50,000 - $99,999              4.50%               4.71%               4.05%
$100,000 --  $249,999          3.75%               3.90%               3.38%
$250,000 -- $499,999           2.50%               2.56%               2.25%
$500,000 -- $999,999           2.00%               2.04%               1.08%
$1,000,000 and Over*           0.00%               0.00%               0.00%

----------
      * A contingent deferred sales charge of 1.00% will be assessed against any proceeds of any redemption of such Class A Shares prior to one year from date of purchase.


      CONTINGENT DEFERRED SALES CHARGES ("CDSC"). In determining whether a particular redemption is subject to a contingent deferred sales charge, it is assumed that the redemption is first of any Class A shares in the shareholder's Fund account. This method should result in the lowest possible sales charge.


      SALES CHARGE REDUCTIONS AND WAIVERS


      In calculating the sales charge rates applicable to current purchases of the Fund's Class A Shares, a "single purchaser" is entitled to cumulate current purchases with the net purchase of previously purchased Class A Shares of the Fund and other series of HighMark Funds (the "Eligible Funds") which are sold subject to a comparable sales charge.



      The term "single purchaser" refers to (i) an individual, (ii) an individual and spouse purchasing Shares of the Fund for their own account or for trust or custodial accounts for their minor children, or (iii) a fiduciary purchasing for any one trust, estate or fiduciary account including employee benefit plans created under Sections 401, 403(b) or 457 of the Internal Revenue Code of 1986, as amended (the "Code"), including related plans of the same employer. To be entitled to a reduced sales charge based upon Class A Shares already owned, the investor must ask the Distributor for such entitlement at the time of purchase and provide the account number(s) of the investor, the investor and spouse, and their minor children, and give the age of such children. The Fund may amend or terminate this right of accumulation at any time as to subsequent purchases.

      LETTER OF INTENT. By initially investing at least $1,000 and submitting a Letter of Intent (the "Letter") to the Distributor, a "single purchaser" may purchase Class A Shares of the Fund and the other Eligible Funds during a 13-month period at the reduced sales charge rates applicable to the aggregate amount of the intended purchases stated in the Letter. The Letter may apply to purchases made up to 90 days before the date of the Letter. To receive credit for such prior purchases and later purchases benefiting from the Letter, the shareholder must notify the transfer agent at the time the Letter is submitted that there are prior purchases that may apply, and, at the time of later purchases, notify the transfer agent that such purchases are applicable under the Letter.



      RIGHTS OF ACCUMULATION. In calculating the sales charge rates applicable to current purchases of Class A Shares, a "single purchaser" is entitled to cumulate current purchases with the current market value of previously purchased Class A and Class C Shares of the Fund and Class A, Class B and Class C Shares of all the other series of HighMark Funds.

      To exercise your right of accumulation based upon Shares you already own, you must ask the Distributor for this reduced sales charge at the time of your additional purchase and provide the account number(s) of the investor, as applicable, the investor and spouse, and their minor children. The Fund may amend or terminate this right of accumulation at any time as to subsequent purchases.

      REDUCTIONS FOR QUALIFIED GROUPS. Reductions in sales charges also apply to purchases by individual members of a "qualified group." The reductions are based on the aggregate dollar amount of Class A Shares purchased by all members of the qualified group. For purposes of this paragraph, a qualified group consists of a "company," as defined in the 1940 Act, which has been in existence for more than six months and which has a primary purpose other than acquiring Shares of the Fund at a reduced sales charge, and the "related parties" of such company. For purposes of this paragraph, a "related party" of a company is (i) any individual or other company who directly or indirectly owns, controls or has the power to vote five percent or more of the outstanding voting securities of such company;
(ii) any other company of which such company directly or indirectly owns, controls or has the power to vote five percent or more of its outstanding voting securities; (iii) any other company under common control with such company; (iv) any executive officer, director or partner of such company or of a related party; and (v) any partnership of which such company is a partner. Investors seeking to rely on their membership in a qualified group to purchase Shares at a reduced sales load must provide evidence satisfactory to the transfer agent of the existence of a bona fide qualified group and their membership therein.


      All orders from a qualified group will have to be placed through a single source and identified at the time of purchase as originating from the same qualified group, although such orders may be placed into more than one discrete account that identifies HighMark Funds.

      CDSC WAIVERS. The contingent deferred sales charge is waived on redemption of shares (i) following the death or disability (as defined in the Code) of a shareholder, or (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70 1/2. A shareholder, or his or her representative, must notify the Transfer Agent prior to the time of redemption if such circumstances exist and the shareholder is eligible for a waiver.

      The contingent deferred sales charge is waived on redemption of Class C shares, where such redemptions are in connection with withdrawals from a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code, Section 403(b) of the Code, or eligible government retirement plan including a 457 plan, even if more than one beneficiary or participant is involved.

      ADDITIONAL FEDERAL TAX INFORMATION


      QUALIFICATION AS A REGULATED INVESTMENT COMPANY. The Fund intends to qualify annually as a regulated investment company under Subchapter M of the Code. In order to so qualify and to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things,
(a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities, and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; (b) each taxable year distribute at least 90% of the sum of its dividend income, interest income (including tax-exempt interest), certain other income and the excess, if any, of its net short-term capital gains over its net long-term capital losses for such year; and (c) diversify its holdings so that, at the end of each fiscal quarter (i) at least 50% of the market value of the Fund's total assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or
(y) in the securities of one or more qualified publicly traded partnerships (as defined below). In the case of the Fund's investments in loan participations, the Fund shall treat a financial intermediary as an issuer for purposes of meeting this diversification requirement.

      In general, for purposes of the 90% gross income requirement described in subsection (a) of the paragraph above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, the American Jobs Creation Act of 2004 (the "2004 Act"), provides that for taxable years of a regulated investment company beginning after October 22, 2004, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership
(i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in subsection (a) of the paragraph above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of subsection (c) of the paragraph above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

      If the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends (including capital gain dividends). If the Fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

      If the Fund fails to distribute in a calendar year substantially all of its ordinary income for the year and substantially all its net capital gain income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects) and any retained amount from the prior calendar year, the Fund will be subject to a non-deductible 4% excise tax on the underdistributed amounts. A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

      DISTRIBUTIONS. The Fund intends to distribute at least annually any taxable income or realized capital gains. Distributions of any taxable net investment income and net short-term capital gain are generally taxable to shareholders as ordinary income. Distributions of the Fund's net capital gain (i.e., the excess of the Fund's net long-term capital gain over net short-term capital loss) from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gains dividends, if any, are taxable as long-term capital gains through December 31, 2008, regardless of how long a shareholder has held Fund Shares. Such distributions will generally be subject to a 15% tax rate, with lower rates applying to taxpayers in the 10% and 15% rate brackets, and will not be eligible for the dividends received deduction. Distributions of taxable income or capital gains are taxable to Fund shareholders whether received in cash or in additional Fund Shares through automatic reinvestment.

      Dividends and distributions on the Fund's Shares generally are subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions economically may represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of Shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses.

      If the Fund makes a distribution in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder's tax basis in Fund Shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces the shareholder's tax basis in the Shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of those Shares.

      For taxable years beginning on or before December 31, 2008, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by the Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's Shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date),
(2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.


      In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund's Shares. If the aggregate qualified dividends received by the Fund during any taxable year are 95% or more of its gross income, then 100% of the Fund's dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.



      Certain dividends paid by the Fund, and so designated by the Fund, may qualify for the 70% dividends received deduction for corporate shareholders. A corporate shareholder will only be eligible to claim the dividends received deduction with respect to a dividend from the Fund if the shareholder held its shares on the ex-dividend date and for at least 45 more days during the 90-day period surrounding the ex-dividend date.


      SELLING SHARES. Shareholders who sell Fund Shares will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the Fund Shares and the amount received. If Fund shareholders hold their Fund Shares as capital assets, the gain or loss will be a capital gain or loss. The tax rate generally applicable to net capital gains recognized by individuals and other noncorporate taxpayers is (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less or (ii) for taxable years beginning on or before December 31, 2008, 15% for gains recognized on the sale of capital assets held for more than one year (as well as capital gain dividends), with lower rates applying to taxpayers in the 10% and 15% tax brackets. For taxable years beginning after December 31, 2008, long-term capital gains will generally be taxed at a maximum capital gain tax rate of 20% to non-corporate shareholders (or 10%, in the case of such shareholders in the 10% or 15% tax bracket).

      Any loss will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to those Fund Shares. For purposes of determining whether Fund Shares have been held for six months or less, the holding period is suspended for any periods during which your risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. In addition, any loss realized on a sale or exchange of Fund Shares will be disallowed to the extent that Fund shareholders replace the disposed of Fund Shares with other Fund Shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition, which could, for example, occur as a result of automatic dividend reinvestment. In such an event, the Fund shareholder's basis in the replacement Fund Shares will be adjusted to reflect the disallowed loss.



      FOREIGN TAXES, FOREIGN CURRENCY-DENOMINATED SECURITIES AND RELATED HEDGING TRANSACTIONS. Dividends and interest received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund's securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. However, if at the end of the Fund's fiscal year more than 50% of the value of its total assets represents securities of foreign corporations, the Fund will be eligible to make an election permitted by the Code to treat any foreign taxes paid by it on securities it has held for at least the minimum period specified in the Code as having been paid directly by the Fund's shareholders in connection with the Fund's dividends received by them. If the election is made, shareholders generally will be required to include in U.S. taxable income their pro rata share of such taxes, and those shareholders who are U.S. citizens, U.S. corporations and, in some cases, U.S. residents will be entitled to deduct their share of such taxes. Alternatively, such shareholders who hold Fund Shares (without protection from risk of loss) on the ex-dividend date and for at least 15 other days during the 30-day period surrounding the ex-dividend date may be entitled to claim a foreign tax credit for their share of these taxes. If the Fund makes the election, it will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions.

      The Fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

      Investment by the Fund in "passive foreign investment companies" could subject the Fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing fund."

      A "passive foreign investment company" is any foreign corporation: (i) 75% or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gain over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

      HEDGING. If the Fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sales, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund.

      Certain of the Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If the Fund's book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient's basis in the Shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If the Fund's book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

      DISCOUNT SECURITIES. The Fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

      BACK-UP WITHHOLDING. The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (TIN), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The back-up withholding tax rate is 28% for amounts paid through 2010.

      Back-up withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, provided the appropriate information is furnished to the Internal Revenue Service.

      In order for a foreign investor to qualify for exemption from the back-up withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in the Fund should consult their tax advisers in this regard.

      TAX SHELTER REPORTING REGULATIONS. Under Treasury regulations, if a shareholder recognizes a loss on disposition of the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

      SHARES PURCHASED THROUGH TAX-QUALIFIED PLANS. Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of and investment on their particular tax situation.

      SPECIAL CONSIDERATIONS FOR NON-U.S. SHAREHOLDERS. If you are not a citizen or resident of the United States, you may have to pay taxes besides those described here, such as U.S. withholding and estate taxes. Under the 2004 Act, which is effective for taxable years of the Fund beginning on or after August 1, 2005, and which applies to distributions made or deemed made on or before December 31, 2007, if you are a nonresident alien individual or a foreign corporation (a "foreign person") for federal income tax purposes, you will be obligated to pay U.S. tax and file a U.S. tax return with respect to gain attributable to "U.S. real property interests" that is distributed or deemed distributed to you by the Fund, and, under future regulations, the Fund may be required to withhold on such amounts. For taxable years of the Fund beginning on or after August 1, 2005 and before January 1, 2008, the Fund generally will not be required to withhold amounts paid to you with respect to either distributions of U.S.-source interest income that, in general, would not be subject to U.S. federal income tax if earned directly by an individual foreign person, or properly designated distributions of net short-term capital gains in excess of net long-term capital losses. It is unclear whether the Fund will make such designations.

      The foregoing discussion is only a summary of some of the important Federal tax considerations generally affecting purchasers of the Fund's Shares. No attempt has been made to present a detailed explanation of the Federal income tax treatment of the Fund, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of the Fund's Shares are urged to consult their tax advisers with specific reference to their own tax situation. Foreign shareholders should consult their tax advisers regarding the U.S. and foreign tax consequences of an investment in the Fund. In addition, this discussion is based on tax laws and regulations that are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative, judicial or administrative action, and such changes may be retroactive.

                          MANAGEMENT OF HIGHMARK FUNDS

      TRUSTEES AND OFFICERS

      Information pertaining to the trustees and officers of HighMark Funds is set forth below. The members of the Board of Trustees are elected by HighMark Funds' shareholders and have overall responsibility for the management of the Fund and all the other series of HighMark Funds. The Trustees, in turn, elect the officers of HighMark Funds to supervise actively its day-to-day operations. Trustees who are not deemed to be "interested persons" of HighMark Funds as defined in the 1940 Act are referred to as "Independent Trustees." Trustees who are deemed to be "interested persons" of HighMark Funds are referred to as "Interested Board Members." Currently, HighMark Funds has six Independent Trustees and no Interested Board Members. The Board of Trustees met [___] times during the last fiscal year.

      STANDING COMMITTEES. There are two standing committees of the Board of Trustees, an Audit Committee and a Governance Committee (formerly called the Nominating Committee). The functions of the Audit Committee are: (a) to oversee HighMark Funds' accounting and financial reporting policies and practices; (b) to oversee the quality and objectivity of HighMark Funds' financial statements and the independent auditor therefor; and (c) to act as a liaison between HighMark Funds' independent auditors and the full Board of Trustees. The members of the Audit Committee are David A. Goldfarb (Chair), David Benkert and Robert
M. Whitler. The Audit Committee met [___] times during the last fiscal year. The functions of the Governance Committee are: (a) to identify candidates to fill vacancies on the Board of Trustees; and (b) to review and make recommendations to the Board of Trustees regarding certain matters relating to the operation of the Board of Trustees and its committees, including Board size, composition and chairmanship; policies regarding Trustee independence, ownership of Fund shares, compensation and retirement; and the structure, responsibilities, membership and chairmanship of Board committees. The members of the Governance Committee are Thomas L. Braje (Chair), Michael L. Noel and Joseph C. Jaeger. The Governance Committee met [___] times during the last fiscal year. The Governance Committee does not currently have procedures in place for the consideration of nominees recommended by shareholders.

The following table sets forth certain information concerning each Board member and executive officer of HighMark Funds.

                                                                                              NUMBER OF
                                                                                            PORTFOLIOS IN
                                               TERM OF                                     HIGHMARK FUNDS
                          POSITION(S)        OFFICE AND                                        COMPLEX          OTHER
                           HELD WITH          LENGTH OF                                      OVERSEEN BY     DIRECTORSHIPS
   NAME, ADDRESS,(1)       HIGHMARK             TIME           PRINCIPAL OCCUPATION(S)          BOARD        HELD BY BOARD
        AND AGE              FUNDS            SERVED(2)          DURING PAST 5 YEARS          MEMBER(3)        MEMBER(4)
        -------              -----            ---------          -------------------          ---------        ---------
----------------------------------------------------------------------------------------------------------------------------
  INDEPENDENT TRUSTEES

DAVID                      Trustee            Since 03/04     From April 1, 1992 to              20              None
BENKERT                                                       present, Principal,
Age:  48                                                      Navigant Consulting, Inc.
                                                              (Financial Consulting -
                                                              Healthcare).

                                                                                              NUMBER OF
                                                                                            PORTFOLIOS IN
                                               TERM OF                                     HIGHMARK FUNDS
                          POSITION(S)        OFFICE AND                                        COMPLEX          OTHER
                           HELD WITH          LENGTH OF                                      OVERSEEN BY     DIRECTORSHIPS
   NAME, ADDRESS,(1)       HIGHMARK             TIME           PRINCIPAL OCCUPATION(S)          BOARD        HELD BY BOARD
        AND AGE              FUNDS            SERVED(2)          DURING PAST 5 YEARS          MEMBER(3)        MEMBER(4)
        -------              -----            ---------          -------------------          ---------        ---------
----------------------------------------------------------------------------------------------------------------------------
THOMAS L. BRAJE            Trustee            Since 06/87     Prior to retirement in             20              None
Age:  62                                                      October 1996, Vice
                                                              President and Chief
                                                              Financial Officer of Bio
                                                              Rad Laboratories, Inc.

DAVID A. GOLDFARB          Trustee, Vice      Since 06/87     Partner, Goldfarb & Simens,        20              None
Age:  63                   Chairman                           Certified Public
                                                              Accountants.

JOSEPH C. JAEGER           Trustee, Chairman  Since 06/87     Prior to retirement in June        20              None
Age:  70                                                      1998, Senior Vice President
                                                              and Chief Financial
                                                              Officer, Delta Dental Plan
                                                              of California.

MICHAEL L. NOEL            Trustee            Since 12/98     President, Noel Consulting         20           Avista Corp.
Age:  64                                                      Company since 1998.  Senior                        (AVA)
                                                              Advisor, Saber Partners
                                                              (financial advisory firm)
                                                              since 2002.  Member, Board
                                                              of Directors, Avista Corp.
                                                              (utility company), since
                                                              January 2004.  Member, Board
                                                              of Directors, SCAN Health
                                                              Plan, since 1997.  From
                                                              April 1997 to December 1998,
                                                              Member of HighMark Funds
                                                              Advisory Board.

ROBERT M. WHITLER          Trustee            Since 12/98     From April 1997 to April           20              None
Age:  67                                                      2002, Director, Current
                                                              Income Shares, Inc.
                                                              (closed-end investment
                                                              company).  From April 1997
                                                              to December 1998, Member of
                                                              HighMark Funds Advisory
                                                              Board. Prior to retirement
                                                              in 1996, Executive Vice
                                                              President and Chief Trust
                                                              Officer of Union Bank of
                                                              California, N.A.

                                                                                              NUMBER OF
                                                                                            PORTFOLIOS IN
                                                TERM OF                                    HIGHMARK FUNDS
                          POSITION(S)         OFFICE AND                                       COMPLEX          OTHER
                           HELD WITH           LENGTH OF                                     OVERSEEN BY    DIRECTORSHIPS
   NAME, ADDRESS,(1)       HIGHMARK              TIME          PRINCIPAL OCCUPATION(S)          BOARD       HELD BY BOARD
        AND AGE              FUNDS             SERVED(2)         DURING PAST 5 YEARS          MEMBER(3)        MEMBER(4)
        -------              -----             ---------         -------------------          ---------        ---------
----------------------------------------------------------------------------------------------------------------------------
   OFFICERS

JAMES F.                   President          Since 11/03     Chief Accounting Officer and       N/A             N/A
VOLK                                                          Chief Compliance Officer, SEI
                                                              Investments Global Funds
One Freedom Valley Drive                                      Services since 2004.  Senior
Oaks, PA  19456                                               Operations Officer, SEI
Age:  43                                                      Investments, Fund Accounting
                                                              and Administration
                                                              (1996-2004).

JENNIFER E. SPRATLEY       Controller and     Since 6/05      Fund Accounting Director, SEI      N/A             N/A
One Freedom Valley Drive   Chief Financial                    Investments since 1999.
Oaks, PA  19456            Officer                            Audit Manager, Ernst & Young
Age:  36                                                      LLP (1991-1999).

CATHERINE VACCA            Chief Compliance   Since 09/04     Senior Vice President and          N/A             N/A
475 Sansome Street, San    Officer                            Chief Compliance Officer of
Francisco, CA  94111                                          the Adviser since July
Age:  48                                                      2004.  From December 2002 to
                                                              July 2004, Vice President
                                                              and Chief Compliance
                                                              Officer, Wells Fargo Funds
                                                              Management, LLC.  From
                                                              November 2000 to February
                                                              2002, Vice President and
                                                              Head of  Fund
                                                              Administration, Charles
                                                              Schwab & Co., Inc.

TIMOTHY D. BARTO           Vice President     Since 03/00     Vice President and Assistant       N/A             N/A
One Freedom Valley Drive   and Assistant                      Secretary of SEI Global
Oaks, PA  19456            Secretary                          Funds Services since
Age:  37                                                      December 1999. Vice
                                                              President and Assistant
                                                              Secretary of the Distributor
                                                              (1998-2003).

                                                                                              NUMBER OF
                                                                                            PORTFOLIOS IN
                                                TERM OF                                    HIGHMARK FUNDS
                          POSITION(S)         OFFICE AND                                       COMPLEX          OTHER
                           HELD WITH           LENGTH OF                                     OVERSEEN BY    DIRECTORSHIPS
   NAME, ADDRESS,(1)       HIGHMARK              TIME          PRINCIPAL OCCUPATION(S)          BOARD       HELD BY BOARD
        AND AGE              FUNDS             SERVED(2)         DURING PAST 5 YEARS          MEMBER(3)        MEMBER(4)
        -------              -----             ---------         -------------------          ---------        ---------
----------------------------------------------------------------------------------------------------------------------------
R. GREGORY KNOPF           Vice President     Since 09/04     Managing Director of the           N/A             N/A
445 S. Figueroa Street     and Assistant                      Adviser since 1998.
Suite #306                 Secretary
Los Angeles, CA  90071
Age:  55

PHILIP T. MASTERSON        Vice President     Since 09/04     Vice President & Assistant         N/A             N/A
One Freedom Valley Drive   and Assistant                      Secretary of SEI Investments
Oaks, PA  19456            Secretary                          Global Funds Services since
Age:  41                                                      2005.  General Counsel at
                                                              Citco Mutual Fund Services
                                                              (2003-2004). Vice President
                                                              and Associate Counsel at
                                                              Oppenheimer Funds
                                                              (1998-2003).

SOFIA A. ROSALA            Vice President     Since 03/05     Vice President and Assistant       N/A             N/A
One Freedom Valley Drive   and Assistant                      Secretary of SEI Investments
Oaks, PA  19456            Secretary                          Global Funds Services since
Age:  31                                                      2005.  Compliance Officer of
                                                              SEI Investments (2001-2004).
                                                              Account and Product Consultant,
                                                              SEI Private Trust Company
                                                              (1998-2001).

JAMES NDIAYE               Vice President     Since 03/05     Vice President and Assistant       N/A             N/A
One Freedom Valley Drive   and Assistant                      Secretary of SEI Investments
Oaks, PA  19456            Secretary                          Global Funds Services since
Age:  37                                                      2005.  Vice President,
                                                              Deutsche Asset Management
                                                              (2003-2004). Associate,
                                                              Morgan, Lewis and Bockius
                                                              LLP (2000-2003). Assistant
                                                              Vice President, ING Variable
                                                              Annuities Group (1999-2000).

                                                                                              NUMBER OF
                                                                                            PORTFOLIOS IN
                                                TERM OF                                    HIGHMARK FUNDS
                          POSITION(S)         OFFICE AND                                       COMPLEX          OTHER
                           HELD WITH           LENGTH OF                                     OVERSEEN BY    DIRECTORSHIPS
   NAME, ADDRESS,(1)       HIGHMARK              TIME          PRINCIPAL OCCUPATION(S)         BOARD        HELD BY BOARD
        AND AGE              FUNDS             SERVED(2)         DURING PAST 5 YEARS          MEMBER(3)        MEMBER(4)
        -------              -----             ---------         -------------------          ---------        ---------
----------------------------------------------------------------------------------------------------------------------------
MICHAEL T. PANG            Vice President     Since 03/05     Vice President and Assistant       N/A             N/A
One Freedom Valley Drive   and Assistant                      Secretary of SEI Investments
Oaks, PA  19456            Secretary                          Global Funds Services since
Age:  31                                                      2005.  Counsel, Caledonian
                                                              Bank & Trust's Mutual Fund
                                                              Group (2004-2005).  Counsel,
                                                              Permal Asset Management
                                                              (2001-2004).  Associate,
                                                              Schulte, Roth & Zabel's
                                                              Investment Management Group
                                                              (2000-2001).

      (1) Each Trustee may be contacted by writing to the Trustee c/o HighMark Funds, 1 Freedom Valley Drive, Oaks, PA 19456.

      (2) Each Trustee shall hold office during the lifetime of HighMark Funds until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with HighMark Funds' Declaration of Trust.

      The president, treasurer and secretary shall hold office for a one year term and until their respective successors are chosen and qualified, or in each case until he or she sooner dies, resigns, is removed, or becomes disqualified in accordance with HighMark Funds' Amended and Restated Code of Regulations.

      (3) The "HighMark Funds Complex" consists of all registered investment companies for which HighMark Capital Management, Inc. serves as investment adviser.

      (4) Directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

      The following table discloses the dollar range of equity securities beneficially owned by each Trustee (i) in the Fund and (ii) on an aggregate basis in any registered investment companies overseen by the Trustee within the same family of investment companies as HighMark Funds as of December 31, 2004.

                                                                           AGGREGATE DOLLAR RANGE OF
                                                                           EQUITY SECURITIES IN ALL
                                                                             REGISTERED INVESTMENT
                                                                             COMPANIES OVERSEEN BY
                            DOLLAR RANGE OF EQUITY SECURITIES IN THE           TRUSTEE IN FAMILY
   NAME OF TRUSTEE                  SMALL CAP ADVANTAGE FUND                OF INVESTMENT COMPANIES
David Benkert                                 None                                   None

Thomas L. Braje                               None                                > $100,000*

David A. Goldfarb                             None                                > $100,000*

Joseph C. Jaeger                              None                              $10,001-$50,000

Michael L. Noel                               None                            $50,001 - $100,000

Robert M. Whitler                             None                             $50,001-$100,000

*denotes greater than

      As of December 31, 2004, none of the Independent Trustees or their immediate family members beneficially owned any securities in any investment adviser or principal underwriter of HighMark Funds, or in any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of HighMark Funds. Mr. Goldfarb has an unsecured line of credit with Union Bank of California, the parent company of the Fund's investment advisor, HighMark Capital Management, Inc., with a limit of $100,000 and an interest rate of 1% over the prime rate. As of December 31, 2004, the amount outstanding was $4,753.75. The largest amount outstanding at any time during the two most recently completed calendar years was approximately $50,000. Goldfarb & Simens, an accounting firm of which Mr. Goldfarb is a partner, has an unsecured line of credit with Union Bank of California with a limit of $600,000 and an interest rate of 1% over the prime rate. The line of credit was obtained in 1987 and the largest amount outstanding at any time was $525,000. As of December 31, 2004, the amount outstanding was $500,000. Mr. Whitler is paid an annual stipend from a deferred compensation plan that he elected to participate in while an employee of Union Bank of California prior to his retirement in 1996. As of December 31, 2004, the amount outstanding in the deferred compensation account was approximately $413,000. Mr. Whitler received payments from the deferred compensation account totaling approximately $97,844 and $95,358 for the years ended December 31, 2003 and 2004, respectively. Mr. Whitler expects to receive annual payments from the account of approximately, $70,000 for 2005-2008, $60,000 for 2009 and 2010 and $45,000 for 2011.

      The Trustees of HighMark Funds receive quarterly retainer fees and fees and expenses for each meeting of the Board of Trustees attended. No employee, officer or stockholder of SEI Investments Global Funds Services and/or SEI Investments Distribution Co. receives any compensation directly from HighMark Funds for serving as a Trustee and/or officer. HighMark Capital Management, Inc., SEI Investments Global Funds Services and/or SEI Investments Distribution Co. receive administration, fund accounting servicing and distribution fees from each of the Fund. See "Administrator and Sub-Administrator" and "Distributor" below.

      The following table lists the officers of HighMark Funds who hold positions with affiliated persons or the principal underwriter of HighMark
Funds:

NAME                      POSITION HELD WITH AFFILIATED PERSON OR PRINCIPAL UNDERWRITER
----                      -------------------------------------------------------------
James F. Volk             SEI Investments Global Funds Services, Chief Accounting Officer and Chief Company
                          Officer
Jennifer E. Spratley      SEI Investments Company, Fund Accounting Director
Catherine Vacca           HighMark Capital Management, Senior Vice President, Chief Compliance Officer and
                          Assistant Secretary
Timothy D. Barto          SEI Investments Global Funds Services, Vice President and Assistant Secretary
Philip T. Masterson       SEI Investments Global Funds Services, Vice President and Assistant Secretary
R. Gregory Knopf          HighMark Capital Management, Managing Director
Sofia A. Rosala           SEI Investments Global Funds Services, Vice President and Assistant Secretary
James Ndiaye              SEI Investments Global Funds Services, Vice President and Assistant Secretary
Michael T. Pang           SEI Investments Global Funds Services, Vice President and Assistant Secretary

      During the fiscal year ended July 31, 2005, fees paid (or deferred in lieu of current payment) to the Independent Trustees for their services as Trustees aggregated [____]. The following table sets forth information concerning fees paid and retirement benefits accrued during the fiscal year ended July 31, 2005:

                                            PENSION OR
                         AGGREGATE          RETIREMENT                           TOTAL COMPENSATION
                       COMPENSATION      BENEFITS ACCRUED    ESTIMATED ANNUAL         FROM FUND
      NAME OF          FROM HIGHMARK      AS PART OF FUND      BENEFITS UPON       COMPLEX PAID TO
      TRUSTEE             FUNDS*             EXPENSES            RETIREMENT           TRUSTEE
      -------             ------             --------            ----------           -------
David Benkert             $[____]              None                 None               $[____]
Thomas L. Braje           $[____]              None                 None               $[____]
David A. Goldfarb         $[____]              None                 None               $[____]
Joseph C. Jaeger          $[____]              None                 None               $[____]
Frederick J. Long         $[____]              None                 None               $[____]
Michael L. Noel           $[____]              None                 None               $[____]
Robert M. Whitler         $[____]              None                 None               $[____]

* David A. Goldfarb and Robert M. Whitler deferred receipt of $[___] and $[___], respectively, of such compensation pursuant to the fee deferral arrangements described below.

HighMark Funds provides no pension or retirement benefits to the Trustees but has adopted a deferred payment arrangement under which each Trustee who is to receive fees from HighMark Funds may elect not to receive such fees on a current basis but to receive in a subsequent period an amount equal to the value that such fees would have if they had been invested in one or more of the Fund on the normal payment date for such fees. As a result of this method of calculating the deferred payments, the Fund, upon making the deferred payments, will be in the same financial position as if the fees had been paid on the normal payment dates.

      CODES OF ETHICS

      HighMark Funds, HighMark Capital Management, Inc. and SEI Investments Distribution Co. have each adopted a code of ethics ("Codes") pursuant to Rule 17j-1 of the 1940 Act, and these Codes permit personnel covered by the Codes to invest in securities, including securities that may be purchased or held by the Fund, subject to certain restrictions.

      INVESTMENT ADVISER

      Investment advisory and management services are provided to the Fund and all the other series of HighMark Funds by HighMark Capital Management, Inc. (as previously defined, the "Adviser"), pursuant to an investment advisory agreement between the Adviser and HighMark Funds dated September 1, 1998 (the "Investment Advisory Agreement"). The Adviser is a subsidiary of Union Bank of California, N.A., a subsidiary of UnionBanCal Corporation. The Adviser is a California corporation registered under the Investment Advisers Act of 1940. Union Bank of California serves as custodian for the Fund and all the other series of HighMark Funds. See "Transfer Agent, Custodian and Fund Accounting Services" below.

      Unless sooner terminated, the Investment Advisory Agreement will continue in effect as to the Fund from year to year if such continuance is approved at least annually by HighMark Funds' Board of Trustees or by vote of a majority of the outstanding Shares of the Fund (as defined above under INVESTMENT RESTRICTIONS - Voting Information), and a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement by votes cast in person at a meeting called for such purpose. The Investment Advisory Agreement is terminable as to the Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding Shares of the Fund, or by the Adviser. The Investment Advisory Agreement terminates automatically in the event of any assignment, as defined in the 1940 Act.

      Depending on the size of the Fund, fees payable under the Investment Advisory Agreement may be higher than the advisory fee paid by most mutual funds, although the Board of Trustees believes it will be comparable to advisory fees paid by many funds having similar objectives and policies. The Adviser may from time to time agree to voluntarily reduce its advisory fee, however, it is not currently doing so for the Fund. While there can be no assurance that the Adviser will choose to make such an agreement, any voluntary reductions in the Adviser's advisory fee will lower the Fund's expenses, and thus increase the Fund's yield and total return, during the period such voluntary reductions are in effect.


      The Investment Advisory Agreement provides that the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by HighMark Funds in connection with the Adviser's services under the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its duties and obligations thereunder.

      For the services provided and expenses assumed by the Adviser pursuant to the Investment Advisory Agreement, the Adviser is entitled to receive fees from the Fund as described in the Fund's Prospectus.

      PORTFOLIO MANAGERS

      OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

      The following table shows the number and assets of other investment accounts (or portions of investment accounts) that the portfolio managers, who will be portfolio managers of the Fund when it commences investment operations, managed as of July 31, 2005.

                           OTHER SEC-REGISTERED OPEN-END      OTHER POOLED INVESTMENT
   PORTFOLIO MANAGER           AND CLOSED-END FUNDS                  VEHICLES                    OTHER ACCOUNTS
                             NUMBER OF                       NUMBER OF                      NUMBER OF
                             ACCOUNTS         ASSETS         ACCOUNTS        ASSETS         ACCOUNTS        ASSETS
David J. Goerz III           [_____]          [_____]        [_____]         [_____]        [_____]         [_____]
Richard Rocke                [_____]          [_____]        [_____]         [_____]        [_____]         [_____]

      COMPENSATION

      Portfolio managers receive a salary from the Adviser and participate in the Adviser's incentive compensation plan, which is an annual plan that pays a cash bonus. Some portfolio managers may also be eligible to participate in the Adviser's long-term incentive compensation plan, which is paid in a combination of options on the stock of UnionBanCal Corporation and deferred cash. Each portfolio manager's bonus will be variable and will be generally based on (1) an evaluation of the manager's investment performance, (2) achievement of budgeted profit goals and (3) meeting of business objectives determined by a portfolio manager's direct supervisor. In evaluating investment performance, the Adviser generally considers the one-, two- and three-year performance of mutual funds and other accounts under a portfolio manager's oversight relative, solely or in part, to the [________] peer group. A portfolio manager may also be compensated for providing securities analysis for other Highmark Funds where applicable.

      The size of the overall bonus pool each year is determined by the Adviser and depends in part on levels of compensation generally in the investment management industry (based on market compensation data) and the Adviser's profitability for the year, which is influenced by assets under management.

      OWNERSHIP OF FUND SHARES

      The Fund will commence operations after the date of this Statement of Additional Information. Therefore, as of the date hereof, no portfolio manager has a beneficial interest in the Fund's shares.

      POTENTIAL CONFLICTS OF INTEREST IN MANAGING MULTIPLE ACCOUNTS

      Like other investment professionals with multiple clients, a portfolio manager for the Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which the Adviser believes are faced by investment professionals at most major financial firms. The Adviser and the Board of Trustees of HighMark Funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

      The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance ("performance fee accounts"), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts.

      These potential conflicts may include, among others:

o The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

o The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

o The trading of other accounts could be used to benefit higher-fee accounts (front- running).

o The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

      Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, the Adviser's investment professionals do not have the opportunity to invest in client accounts, other than HighMark Funds.

      A potential conflict of interest may arise when the Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of the Fund as well as other accounts, the Adviser's trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the Fund or another account if one account is favored over another in allocating the securities purchased or sold - for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

      "Cross trades," in which one Adviser account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. The Adviser and HighMark Funds' Board of Trustees have adopted compliance procedures that provide that any transactions between the Fund and another Adviser-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the Fund. Depending on another account's objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

      The Fund's portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

      The Fund's portfolio manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of
1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

      The Adviser or an affiliate may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

      The Fund's portfolio manager may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Fund and other accounts. In addition, the Fund's portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel of the Adviser, including the Fund's portfolio managers, are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by the Adviser and HighMark Funds that contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund.


      PORTFOLIO TRANSACTIONS

      Pursuant to the Investment Advisory Agreement, the Adviser determines, subject to the general supervision of the Board of Trustees of HighMark Funds and in accordance with the Fund's investment objective and restrictions, which securities are to be purchased and sold by the Fund, and which brokers are to be eligible to execute its portfolio transactions. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers may include the spread between the bid and asked price. Securities purchased by the Fund will generally involve the payment of a brokerage fee. While the Adviser generally seeks competitive spreads or commissions on behalf of the Fund, the Fund may not necessarily pay the lowest spread or commission available on each transaction, for reasons discussed below.


      Allocation of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, brokerage will at times be allocated to firms that supply research, statistical data and other services when the terms of the transaction and the capabilities of different broker/dealers are consistent with the guidelines set forth in Section 28(e) of the Securities Exchange Act of 1934. Information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the advisory fees payable to the Adviser by HighMark Funds. Such information may be useful to the Adviser in serving both HighMark Funds and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Adviser in carrying out its obligations to HighMark Funds.


      To the extent permitted by applicable rules and regulations, the Adviser may execute portfolio transactions involving the payment of a brokerage fee through the Adviser, SEI Investments Distribution Co., and their affiliates. As required by Rule 17e-1 under the 1940 Act, the Fund has adopted procedures which provide that commissions paid to such affiliates must be fair and reasonable compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions. The procedures also provide that the Board of Trustees will review reports of such affiliated brokerage transactions in connection with the foregoing standard. HighMark Funds will not acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with, Union Bank of California, or its affiliates, and will not give preference to correspondents of Union Bank of California with respect to such securities, savings deposits, repurchase agreements and reverse repurchase agreements.

      Investment decisions for the Fund are made independently from those for all the other series or any other investment company or account managed by the Adviser. However, any such other investment company or account may invest in the same securities as HighMark Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another series of HighMark Funds, investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner that the Adviser believes to be equitable to the Fund and all the other series of HighMark Funds and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained by the Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for another series of HighMark Funds or for other investment companies or accounts in order to obtain best execution. As provided in the Investment Advisory Agreement, in making investment recommendations for HighMark Funds, the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by HighMark Funds is a customer of the Adviser, its parent or its subsidiaries or affiliates and, in dealing with its commercial customers, the Adviser, its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by HighMark Funds.

      BOARD APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

      The Board of Trustees approved an amendment to the schedule to the Investment Advisory Agreement to include the Fund. In determining to approve the amendment, the Board of Trustees met with investment advisory personnel from the Adviser and considered information provided by the Adviser relating to the education, experience and number of investment professionals and other personnel providing services under the Investment Advisory Agreement. The Trustees evaluated the level of skill required to manage the Fund and concluded that the human resources to be devoted by the Adviser to the Fund were appropriate to fulfill effectively the Adviser's duties under the Investment Advisory Agreement. The Trustees also considered the business reputation of the Adviser and its financial resources.

      The Trustees received information concerning the investment philosophy and investment process to be applied by the Adviser in managing the Fund. In this connection, the Trustees considered the Adviser's in-house research capabilities as well as other resources available to the Adviser's personnel. The Trustees concluded that the Adviser's investment processes, research capabilities and philosophies were well suited to the Fund, given the Fund's investment objective and policies.

      The Trustees considered the scope of the services to be provided by the Adviser to the Fund under the Investment Advisory Agreement relative to services provided by third parties to other mutual funds. The Trustees noted that the Adviser's standards of care were comparable to those found in many other mutual fund investment advisory agreements. The Trustees concluded that the scope of the Adviser's services to be provided to the Fund, in conjunction with services to be provided to the Fund under other service contracts, was consistent with the Fund's operational requirements, including, in addition to its investment objective, compliance with the Fund's investment restrictions, tax and reporting requirements and related shareholder services. The Trustees also considered the quality of the services provided by the Adviser to the existing series of HighMark Funds.

      The Trustees evaluated the Adviser's record with respect to regulatory compliance and compliance with the investment policies of such series. The Trustees also evaluated the procedures of the Adviser designed to fulfill the Adviser's fiduciary duty to the Fund with respect to possible conflicts of interest, including the Adviser's code of ethics (regulating the personal trading of its officers and employees) (see "Code of Ethics" above), the procedures by which the Adviser allocates trades among its various investment advisory clients, the integrity of the systems in place to ensure compliance with the foregoing and the record of the Adviser in these matters. The Trustees also received information concerning standards of the Adviser with respect to the execution of portfolio transactions. See "Portfolio Transactions" above.

      The Trustees also gave substantial consideration to the fees payable under the Investment Advisory Agreement. The Trustees reviewed information concerning fees paid to investment advisers of similarly-managed funds. The Trustees also considered the fees of the Fund as a percentage of assets at different asset levels and possible economies of scale to the Adviser. In evaluating the Fund's advisory fees, the Trustees also took into account the complexity of investment management for the Fund relative to other types of funds. The Trustees also noted the commitment of the Adviser to limit the total operating expenses of the Fund (subject to certain exclusions) during the initial period of the Fund's operations. Based on the foregoing, the Trustees concluded that the fees to be paid the Adviser under the Investment Advisory Agreement with respect to the Fund were fair and reasonable, given the scope and quality of the services to be rendered by the Adviser.

      ADMINISTRATOR AND SUB-ADMINISTRATOR

      Effective [________], HighMark Capital Management, Inc., in addition to serving as investment adviser, serves as administrator to each series of HighMark Funds pursuant to the administrative services agreement dated as of [_________] between HighMark Funds and HighMark Capital Management, Inc. (the "Administration Agreement"). Prior to [__________], HighMark Capital Management, Inc. served as sub-administrator to each series of HighMark Funds pursuant to an agreement with SEI Investments Global Funds Services (formerly, "SEI Investments Mutual Funds Services").

      Pursuant to the Administration Agreement, HighMark Capital Management, Inc. provides each series of HighMark Funds with all administrative services necessary or appropriate for the operation of HighMark Funds, including recordkeeping and regulatory reporting, regulatory compliance, blue sky, tax reporting, transmission of regular shareholder communications, supervision of third party service providers and fund accounting services, all suitable office space for HighMark Funds, all necessary administrative facilities and equipment, and all personnel necessary for the efficient conduct of the affairs of HighMark Funds. As described below, HighMark Capital Management, Inc. has delegated part of its responsibilities under the Administration Agreement to SEI Investments Global Funds Services.

         HighMark Capital Management, Inc. is entitled to a fee, which is calculated daily and paid monthly in arrears, at an annual rate of 0.15% of the first $10 billion of the average daily net assets of HighMark Funds and 0.145% of such average daily net assets in excess of $10 billion. HighMark Capital Management, Inc. may waive its fee or reimburse various expenses to the extent necessary to limit the total operating expenses of a Fund's Shares. Currently, HighMark Capital Management, Inc. has agreed to waive its fee to the rate of 0.125% of the average daily net assets of the Fund. Any such waiver is voluntary and may be terminated at any time in HighMark Capital Management, Inc.'s sole discretion.

          HighMark Capital Management, Inc. is entitled to receive a minimum administration fee of $10,000 for each additional share class added to a series of HighMark Funds after HighMark Funds has a total of 47 share classes. Such fee will be shared pro-rata among all share classes of HighMark Funds. In the event a new series of HighMark Funds is created and publicly offered after [_____], HighMark Capital Management, Inc. is entitled to a minimum administration fee of $55,000 for each new series of HighMark Funds including one share class. In the event more than one share class is included with a new series of HighMark Funds, and the total share classes for HighMark Funds has reached a total of 47, the minimum administration fee applicable to the new series of HighMark Funds will be increased by $10,000 for each additional share class. The minimum fee applicable to a series of HighMark Funds shall be allocated pro rata among all share classes of such series. A minimum administration fee shall not apply in any month in which such minimum fee, with respect to a series of HighMark Funds, would be less than an amount equal to the assets otherwise subject to the minimum fee multiplied by 0.04%.

         As part of the Administration Agreement, HighMark Capital Management, Inc. is responsible for certain fees charged by HighMark Funds' transfer agent and certain routine legal expenses incurred by HighMark Funds and its series. The Administration Agreement provides that the above additional expenses may be paid by a sub-administrator on behalf of HighMark Capital Management, Inc.

         The Administration Agreement became effective on [_________]. Unless sooner terminated as provided in the Administration Agreement (and as described below), the Administration Agreement will continue in effect until [________]. The Administration Agreement thereafter shall be renewed automatically for successive annual terms unless written notice not to renew is given by either party at least 90 days prior to the expiration of the then-current term. The Administration Agreement is terminable prior to the expiration of the initial term by either party, in the event of a material breach of the Administration Agreement, upon the giving of written notice, specifying the date of termination, at least 45 days prior to the specified date of termination and the breaching party has not remedied such breach by the specified date.

  The Administration Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of HighMark Capital Management, Inc., or the reckless disregard by HighMark Capital Management, Inc. of its obligations and duties under the Administration Agreement, HighMark Capital Management, Inc. shall not be subject to any liability to HighMark Funds, for any act or omission in the course of, or connected with, the rendering of services under the Administration Agreement.

         The Administration Agreement permits HighMark Capital Management, Inc. to subcontract its services thereunder, provided that HighMark Capital Management, Inc. will not be relieved of its obligations under the Administration Agreement by the appointment of a subcontractor and HighMark Capital Management, Inc. shall be responsible to HighMark Funds for all acts of the subcontractor as if such acts were its own, except for losses suffered by any Fund resulting from willful misfeasance, bad faith or gross negligence by the subcontractor in the performance of its duties or for reckless disregard by it of its obligations and duties.

         Effective [__________], SEI Investments Global Funds Services (formerly, "SEI Investments Mutual Funds Services") serves as sub-administrator (the "Sub-Administrator") to the Fund and the other series of HighMark Funds pursuant to a sub-administration agreement dated as of [________] between HighMark Capital Management, Inc. and SEI Investments Global Funds Services. The Sub-Administrator will perform accounting and administrative services which may include recordkeeping and regulatory reporting, regulatory compliance, tax reporting, transmission of regular shareholder communications, supervision of third party service providers, fund accounting services, providing advice and recommendations with respect to the business and affairs of the Fund, consulting with respect to the operation of HighMark Funds and other services for HighMark Funds as may be agreed upon from time to time, for which it will receive a fee, paid by HighMark Capital Management, Inc., at the annual rate of up to 0.04% of the first $10 billion of the average daily net assets of HighMark Funds and 0.035% of such average daily net assets in excess of $10 billion.

         The Sub-Administrator is entitled to a minimum annual fee of $2,800,000, which is $233,333 monthly, for all series and classes in existence as of [_______]. The Sub-Administrator is entitled to receive a minimum administration fee of $10,000 for each additional share class added to a series of HighMark Funds after HighMark Funds has a total of 47 share classes. In the event a new series of HighMark Funds is created and publicly offered after [_____], the Sub-Administrator is entitled to a minimum administration fee of $55,000 for each new series of HighMark Funds including one share class. In the event more than one share class is included with a new series of HighMark Funds, and the total share classes for HighMark Funds has reached a total of 47, the minimum administration fee applicable to the new series of HighMark Funds will be increased by $10,000 for each additional share class. A minimum administration fee shall not apply in any month in which such minimum fee, with respect to a series of HighMark Funds, would be less than an amount equal to the assets otherwise subject to the minimum fee multiplied by 0.04%. The Sub-Administration Agreement further provides that the Sub-Administrator will pay certain transfer agency fees and legal fees of HighMark Funds.

      The Sub-Administrator, a Delaware statutory trust, has its principal business offices at 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Sub-Administrator. SEI Investments and its subsidiaries and affiliates, including the Sub-Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers.

      Prior to December 1, 2005, the Sub-Administrator served as the administrator to each series of HighMark Funds pursuant to a prior administration agreement with HighMark Funds dated February 15, 1997.


      GLASS-STEAGALL ACT

      The Gramm-Leach-Bliley Act of 1999 repealed certain provisions of the Glass-Steagall Act that had previously restricted the ability of banks and their affiliates to engage in certain mutual fund activities. Nevertheless, the Adviser's activities remain subject to, and may be limited by, applicable federal banking law and regulations. The Adviser believes that it possesses the legal authority to perform the services for the Fund contemplated by the Investment Advisory Agreement and described in the Prospectuses and this Statement of Additional Information and has so represented in the Investment Advisory Agreement. The Adviser also believes that it may perform administration services on behalf of the Fund, for which it receives compensation from HighMark Funds without a violation of applicable banking laws and regulations. Future changes in either federal or state statutes and regulations relating to the permissible activities of banks or bank holding companies and the subsidiaries or affiliates of those entities, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations could prevent or restrict the Adviser from continuing to perform such services for HighMark Funds. Depending upon the nature of any changes in the services that could be provided by the Adviser, the Board of Trustees of HighMark Funds would review HighMark Funds' relationship with the Adviser and consider taking all action necessary in the circumstances.


      Should further legislative, judicial or administrative action prohibit or restrict the activities of Union Bank of California, the Adviser, its affiliates, and its correspondent banks in connection with Customer purchases of Shares of HighMark Funds, such Banks might be required to alter materially or discontinue the services offered by them to Customers. It is not anticipated, however, that any change in HighMark Funds' method of operations would affect its net asset value per Share or result in financial losses to any Customer.

      SHAREHOLDER SERVICES PLANS

      HighMark Funds has adopted Shareholder Services Plans for Fiduciary Shares and Class A Shares (collectively, the "Services Plans") pursuant to which the Fund is authorized to pay compensation to financial institutions (each a "Service Provider"), which may include Bank of Tokyo-Mitsubishi Trust Company, Union Bank of California, N.A., or their respective affiliates, that agree to provide certain shareholder support services for their customers or account holders (collectively, "customers") who are the beneficial or record owners of Shares of the Fund. In consideration for such services, a Service Provider is compensated by the Fund at a maximum annual rate of up to 0.25% of the average daily net asset value of the applicable class of Shares of the Fund, pursuant to each plan. A Service Provider may waive such fees at any time. Any such waiver is voluntary and may be terminated at any time. Currently, such fees are being waived to the rate of 0.15% of average daily net assets for the Fiduciary and Class A Shares of the Fund.

      The servicing agreements adopted under the Services Plans (the "Servicing Agreements") require the Service Provider receiving such compensation to perform certain shareholder support services as set forth in the Servicing Agreements with respect to the beneficial or record owners of Shares of the Fund.

      As authorized by the Services Plans, HighMark Funds may enter into a Servicing Agreement with a Service Provider pursuant to which the Service Provider agrees to provide certain shareholder support services in connection with Shares of the Fund. Such shareholder support services may include, but are not limited to, (i) maintaining shareholder accounts; (ii) providing information periodically to shareholders showing their positions in Shares; (iii) arranging for bank wires; (iv) responding to shareholder inquiries relating to the services performed by the Service Provider; (v) responding to inquiries from shareholders concerning their investments in Shares; (vi) forwarding shareholder communications from HighMark Funds (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to shareholders; (vii) processing purchase, exchange and redemption requests from shareholders and placing such orders with HighMark Funds or its service providers; (viii) assisting shareholders in changing dividend options, account designations, and addresses; (ix) providing subaccounting with respect to Shares beneficially owned by shareholders; (x) processing dividend payments from HighMark Funds on behalf of the shareholders; and (xi) providing such other similar services as HighMark Funds may reasonably request to the extent that the service provider is permitted to do so under applicable laws or regulations.


      EXPENSES

      HighMark Funds' service providers bear all expenses in connection with the performance of their respective services, except that the Fund will bear the following expenses relating to its operations: taxes, interest, brokerage fees and commissions, if any, fees and travel expenses of Trustees who are not partners, officers, directors, shareholders or employees of HighMark Capital Management, Inc., Union Bank of California, SEI Investments Global Funds Services or SEI Investments Distribution Co., a percentage of the compensation, benefits, travel and entertainment expenses of the Chief Compliance Officer, SEC fees and state fees and expenses,

NSCC trading charges, certain insurance premiums, outside and, to the extent authorized by HighMark Funds, inside auditing and legal fees and expenses, fees charged by rating agencies in having the Fund's Shares rated, advisory and administration fees, fees and reasonable out-of-pocket expenses of the custodian and transfer agent, expenses incurred for pricing securities owned by the Fund, costs of maintenance of corporate existence, typesetting and printing prospectuses for regulatory purposes and for distribution to current shareholders, costs and expenses of shareholders' and Trustees' reports and meetings and any extraordinary expenses.

      DISTRIBUTOR

      SEI Investments Distribution Co. (f/k/a SEI Financial Services Company) (as previously defined, the "Distributor"), a wholly-owned subsidiary of SEI Investments Company, serves as distributor to the Fund and the other series of HighMark Funds pursuant to a distribution agreement dated February 15, 1997, as re-executed on January 30, 1998, between HighMark Funds and SEI Investments Distribution Co. (the "Distribution Agreement").


      The Distribution Agreement will continue in effect until December 31, 2005 and from year to year thereafter if approved at least annually (i) by HighMark Funds' Board of Trustees or by the vote of a majority of the outstanding Shares of HighMark Funds, and (ii) by the vote of a majority of the Trustees of HighMark Funds who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement is terminable without penalty, on not less than sixty days' notice by HighMark Funds' Board of Trustees, by vote of a majority of the outstanding voting securities of HighMark Funds or by the Distributor. The Distribution Agreement terminates in the event of its assignment, as defined in the 1940 Act.


      THE DISTRIBUTION PLANS. Pursuant to HighMark Funds' Distribution Plans, the Fund pays the Distributor as compensation for its services in connection with the Distribution Plans a distribution fee, computed daily and paid monthly, equal to twenty-five one-hundredths of one percent (0.25%) of the average daily net assets attributable to the Fund's Class A Shares, pursuant to the Class A Distribution Plan. The Fund pays a distribution fee equal to one percent (1.00%) of the average daily net assets attributable to the Fund's Class C Shares.

      The Distributor may use the distribution fee applicable to the Fund's Class A and Class C Shares to provide distribution assistance with respect to the sale of the Fund's Class A and Class C Shares or to provide shareholder services to the holders of the Fund's Class A and Class C Shares. The Distributor may also use the distribution fee (i) to pay financial institutions and intermediaries (such as insurance companies and investment counselors but not including banks and savings and loan associations), broker-dealers, and the Distributor's affiliates and subsidiaries compensation for services or reimbursement of expenses incurred in connection with the distribution of the Fund's Class A and Class C Shares to their customers or (ii) to pay banks, savings and loan associations, other financial institutions and intermediaries, broker-dealers, and the Distributor's affiliates and subsidiaries compensation for services or reimbursement of expenses incurred in connection with the provision of shareholder services to their customers owning the Fund's Class A and Class C Shares. All payments by the Distributor for distribution assistance or shareholder services under the Distribution Plans will be made pursuant to an agreement between the Distributor and such bank, savings and loan association, other financial institution or intermediary, broker-dealer, or affiliate or subsidiary of the Distributor (a "Servicing Agreement"; banks, savings and loan associations, other financial institutions and intermediaries, broker-dealers, and the Distributor's affiliates and subsidiaries that may enter into a Servicing Agreement are hereinafter referred to individually as a "Participating Organization"). A Participating Organization may include Union Bank of California, its subsidiaries and its affiliates.

      Participating Organizations may charge customers fees in connection with investments in the Fund on their customers' behalf. Such fees would be in addition to any amounts the Participating Organization may receive pursuant to its Servicing Agreement. Under the terms of the Servicing Agreements, Participating Organizations are required to provide their customers with a schedule of fees charged directly to such customers in connection with investments in the Fund. Customers of Participating Organizations should read this Prospectus in light of the terms governing their accounts with the Participating Organization.

      The distribution fees under the Distribution Plans will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular year by the Distributor in connection with distribution assistance or shareholder services rendered by the Distributor itself or incurred by the Distributor pursuant to the Servicing Agreements entered into under the Distribution Plans. The Distributor may from time to time voluntarily reduce its distribution fees with respect to the Fund in significant amounts for substantial periods of time pursuant to an agreement with HighMark Funds. While there can be no assurance that the Distributor will choose to make such an agreement, any voluntary reduction in the Distributor's distribution fees will lower the Fund's expenses, and thus increase the Fund's yield and total returns, during the period such voluntary reductions are in effect.

      In accordance with Rule 12b-1 under the 1940 Act, the Distribution Plans may be terminated with respect to the Fund by a vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding Class A or Class C Shares of the Fund. The Distribution Plans may be amended by vote of HighMark Funds' Board of Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for such purpose, except that any change in a Distribution Plan that would materially increase the distribution fee with respect to Class A or Class C Shares of the Fund requires the approval of the shareholders of such class. HighMark Funds' Board of Trustees will review on a quarterly and annual basis written reports of the amounts received and expended under the Distribution Plans (including amounts expended by the Distributor to Participating Organizations pursuant to the Servicing Agreements entered into under the Distribution Plans) indicating the purposes for which such expenditures were made.

      Each Distribution Plan applicable to the Fund provides that it will continue in effect with respect to the Fund for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees and (ii) by the vote of the entire Board of Trustees, cast in person at a meeting called for such purpose. For so long as each of the Distribution Plans remains in effect, the selection and nomination of those trustees who are not interested persons of HighMark Funds (as defined in the 1940 Act) shall be committed to the discretion of the Independent Trustees.

      TRANSFER AGENT AND CUSTODIAN SERVICES

      State Street Bank and Trust Company ("State Street") performs transfer agency services for the Fund and all the other series of HighMark Funds pursuant to a transfer agency and shareholder service agreement with HighMark Funds dated as of February 15, 1997 (the "Transfer Agency Agreement"). State Street has sub-contracted such services to its affiliate, Boston Financial Data Services ("BFDS"). Pursuant to the Transfer Agency Agreement and this sub-contracting arrangement, BFDS processes purchases and redemptions of the Fund's Shares and maintains the Fund's shareholder transfer and accounting records, such as the history of purchases, redemptions, dividend distributions, and similar transactions in a shareholder's account.

      Under the Transfer Agency Agreement, HighMark Funds has agreed to pay the transfer agent annual fees at the rate of $18,000 per Retail class/per series of HighMark Funds. The Distributor has agreed to pay BFDS annual fees at the rate of $15,000 per Fiduciary class/per series of HighMark Funds. In addition, there will be an annual account maintenance fee on direct accounts of $14.00 per account, an annual maintenance fee on broker controlled accounts of $7.00 and an additional annual IRA Custodial fee of $10.00 per account, as well as out-of-pocket expenses as defined in the Transfer Agency Agreement. HighMark Funds intends to charge transfer agency fees across the HighMark Funds as a whole. BFDS may periodically voluntarily reduce all or a portion of its transfer agency fee with respect to the Fund to increase the Fund's net income available for distribution as dividends. In addition, from October 1, 2003 to December 1, 2005, SEI Investments Global Funds Services agreed to pay certain transfer agency related expenses to BFDS on behalf of the Fund and other series of HighMark Funds. Effective December 1, 2005, HighMark Capital Management, Inc. has agreed to pay such transfer agency related expenses to BFDS on behalf of the Fund and other series of HighMark Funds. Transfer agency expenses not paid by HighMark Capital Management, Inc. will be allocated pro rata among all the existing series of HighMark Funds based on their respective net assets.

      Union Bank of California, N.A. serves as custodian to the Fund and all the other series of HighMark Funds pursuant to a custodian agreement with HighMark Funds dated as of December 5, 2001 (the "Custodian Agreement"). Under the Custodian Agreement, Union Bank of California's responsibilities include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund's investments.

      Under the Custodian Agreement, HighMark Funds has agreed to pay Union Bank of California a domestic custodian fee with respect to the Fund at an annual rate of 0.01% of the Fund's average daily net assets, plus certain transaction fees. Union Bank of California is also entitled to be reimbursed by HighMark Funds for its reasonable out-of-pocket expenses incurred in the performance of its duties under the Custodian Agreement. Global custody fees shall be determined on an asset and transaction basis. Union Bank of California may periodically voluntarily reduce all or a portion of its custodian fee with respect to the Fund to increase the Fund's net income available for distribution as dividends.


      INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


      The independent registered public accountants to the Fund are [__________], [_____]. [______] conducts annual audits of the Fund's financial statements and assists in the review of the Fund's federal and state income tax returns.


      LEGAL COUNSEL

      Ropes & Gray LLP, One Embarcadero Center, Suite 2200, San Francisco, CA 94111 is legal counsel to HighMark Funds.


                             ADDITIONAL INFORMATION

      PROXY VOTING POLICIES AND PROCEDURES


      The Board of Trustees of HighMark Funds has delegated the authority to vote proxies on behalf of the Fund to HighMark Capital Management. Descriptions of the proxy voting policies and procedures of HighMark Capital Management are attached as Appendix B.


      DESCRIPTION OF SHARES


      HighMark Funds is a Massachusetts business trust. HighMark Funds' Declaration of Trust was originally filed with the Secretary of State of The Commonwealth of Massachusetts on March 10, 1987. The Declaration of Trust, as amended, authorizes the Board of Trustees to issue an unlimited number of Shares, which are units of beneficial interest, without par value. HighMark Funds' Declaration of Trust, as amended, further authorizes the Board of Trustees to establish one or more series of Shares of HighMark Funds, and to classify or reclassify the Shares of any series into one or more classes by setting or changing in any one or more respects the preferences, designations, conversion or other rights, restrictions, limitations as to dividends, conditions of redemption, qualifications or other terms applicable to the Shares of such class, subject to those matters expressly provided for in the Declaration of Trust, as amended, with respect to the Shares of each series of HighMark Funds. HighMark Funds presently consists of twenty series of Shares, representing units of beneficial interest in the Large Cap Growth Fund, the Large Cap Value Fund, the Balanced Fund, the Value Momentum Fund, the Core Equity Fund, the Small Cap Growth Fund, the Small Cap Value Fund, the Small Cap Advantage Fund, the International Opportunities Fund, the Bond Fund, the Short Term Bond Fund, the California

Intermediate Tax-Free Bond Fund, the National Intermediate Tax-Free Bond Fund, the Diversified Money Market Fund, the U.S. Government Money Market Fund, the 100% U.S. Treasury Money Market Fund, the California Tax-Free Money Market Fund, the Income Plus Allocation Fund, the Growth & Income Allocation Fund, and the Capital Growth Allocation Fund. Pursuant to a Multiple Class Plan, the Fund and all the other series of HighMark Funds may, from time to time, be divided into as many as five classes of Shares, designated Class A, Class B, Class C, Class S and Fiduciary Shares. Effective January 31, 2004, the Class B Shares are not being offered for purchase except to existing investors in connection with the reinvestment of dividends on previously acquired Class B Shares or the exchange of Class B Shares of one series of HighMark Funds for Class B Shares of another series of HighMark Funds. The Trustees of HighMark Funds have determined that currently no conflict of interest exists among the Class A, Class B, Class C and Class S Shares. On an ongoing basis, the Trustees of HighMark Funds, pursuant to their fiduciary duties under the 1940 Act and state laws, will seek to ensure that no such conflict arises.

      Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses and this Statement of Additional Information, the Fund's Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of HighMark Funds, shareholders of the Fund are entitled to receive the assets available for distribution belonging to the Fund and a proportionate distribution, based upon the relative asset values of the respective series of HighMark Funds, of any general assets not belonging to any particular series of HighMark Funds that are available for distribution. Upon liquidation or dissolution of HighMark Funds, shareholders of a class of Shares of a series are entitled to receive the net assets of the series attributable to such class.

      As used in the Prospectuses and in this Statement of Additional Information, "assets belonging to the Fund" means the consideration received by HighMark Funds upon the issuance or sale of Shares in the Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds, and any general assets of HighMark Funds not readily identified as belonging to the Fund or other series of HighMark Funds that are allocated to the Fund by HighMark Funds' Board of Trustees. Such allocations of general assets may be made in any manner deemed fair and equitable, and it is anticipated that the Board of Trustees will use the relative net asset values of the Fund and all the other series of HighMark Funds at the time of allocation. Assets belonging to the Fund are charged with the direct liabilities and expenses of the Fund, and with a share of the general liabilities and expenses of HighMark Funds not readily identified as belonging to the Fund or other series of HighMark Funds that are allocated to the Fund in proportion to the relative net asset values of the Fund and other series of HighMark Funds at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of HighMark Funds to the Fund or other series of HighMark Funds will be determined by the Board of Trustees and will be in accordance with generally accepted accounting principles. Determinations by the Board of Trustees as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to the Fund or other series of HighMark Funds are conclusive.

      Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as HighMark Funds shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding Shares of each series of HighMark Funds affected by the matter. For purposes of determining whether the approval of a majority of the outstanding Shares of the series of HighMark Funds will be required in connection with a matter, a series will be deemed to be affected by a matter unless it is clear that the interests of the series in the matter are identical with the other series of HighMark Funds, or that the matter does not affect any interest of the series.


      Under Rule 18f-2, the approval of an investment advisory agreement or any change in fundamental investment policy would be effectively acted upon with respect to the Fund only if approved by a majority of the outstanding Shares of the Fund. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of HighMark Funds voting without regard to series.



      Although not governed by Rule 18f-2, Class A and Class C Shares of the Fund have exclusive voting rights with respect to matters pertaining to the Fund's Distribution Plans.


      SHAREHOLDER AND TRUSTEE LIABILITY

      Under Massachusetts law, holders of units of interest in a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, HighMark Funds' Declaration of Trust, as amended, provides that shareholders shall not be subject to any personal liability for the obligations of HighMark Funds, and that every written agreement, obligation, instrument, or undertaking made by HighMark Funds shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust, as amended, provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Declaration of Trust, as amended, also provides that HighMark Funds shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of HighMark Funds, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which HighMark Funds itself would be unable to meet its obligations.

      The Declaration of Trust, as amended, states further that no Trustee, officer, or agent of HighMark Funds shall be personally liable in connection with the administration or preservation of the assets of the trust or the conduct of HighMark Funds' business, nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust, as amended, also provides that all persons having any claim against the Trustees or HighMark Funds shall look solely to the assets of the trust for payment.

      SHARE OWNERSHIP

      As of September 30, 2005, the Fund had no Shares outstanding.

      MISCELLANEOUS


      Shareholders are entitled to one vote for each Share held in the Fund as determined on the record date for any action requiring a vote by the shareholders, and a proportionate fractional vote for each fractional Share held. Shareholders of HighMark Funds will vote in the aggregate and not by series or class except (i) as otherwise expressly required by law or when HighMark Funds' Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or particular class, and (ii) only the Retail Shares covered under a particular Distribution Plan will be entitled to vote on matters submitted to a shareholder vote relating to such Distribution Plan. HighMark Funds is not required to hold regular annual meetings of shareholders, but may hold special meetings from time to time.

      HighMark Funds' Trustees are elected by shareholders of HighMark Funds, except that vacancies may be filled by vote of the Board of Trustees. HighMark Funds is not required to hold meetings of shareholders for the purpose of electing Trustees except that (i) HighMark Funds is required to hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders and
(ii) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may be filled only by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of Shares representing two-thirds of the outstanding Shares of HighMark Funds at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of Shares representing not less than 10% of the outstanding Shares of HighMark Funds. Upon written request by the holders of Shares representing 1% of the outstanding Shares of HighMark Funds stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, HighMark Funds will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees may continue to hold office and may appoint successor Trustees.


      HighMark Funds is registered with the SEC as a management investment company. Such registration does not involve supervision by the SEC of the management or policies of HighMark Funds.

      The Prospectuses and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

      The Prospectuses and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made.

      No salesperson, dealer, or other person is authorized to give any information or make any representation regarding the securities described herein other than information or representations contained in the Prospectuses and this Statement of Additional Information.

                                   APPENDIX A

The nationally recognized statistical rating organizations (individually, an "NRSRO") that may be utilized by the Fund with regard to portfolio investments for the Fund include Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Fitch IBCA, Duff & Phelps ("Fitch IBCA"), and Thomson BankWatch, Inc. ("Thomson"). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by the Fund and the description of each NRSRO's ratings is as of the date of this Statement of Additional Information, and may subsequently change.

LONG-TERM DEBT RATINGS (may be assigned, for example, to corporate and municipal bonds)

Description of the five highest long-term debt ratings by Moody's (Moody's applies numerical modifiers (1,2, and 3) in each rating category to indicate the security's ranking within the category):

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Description of the five highest long-term debt ratings by S & P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification):


AAA An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.


Description of the three highest long-term debt ratings by Fitch IBCA:


AAA Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.


SHORT-TERM DEBT RATINGS (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit)

Moody's description of its three highest short-term debt ratings:

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

                  -     Leading market positions in well-established industries.

                  -     High rates of return on funds employed.

                  - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

                  - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

                  - Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.


S & P's description of its three highest short-term debt ratings:

A-1 A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Fitch IBCA's description of its three highest short-term debt ratings:

F1 Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.


F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

Short-Term Loan/Municipal Note Ratings


Moody's description of its two highest short-term loan/municipal note ratings:


MIG 1/VMIG 1      This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2      This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

Short-Term Debt Ratings


Thomson BankWatch, Inc. ("TBW") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries.


BankWatch(TM) Ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

The TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned.

The TBW Short-Term Rating apply only to unsecured instruments that have a maturity of one year or less.

The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal or interest.

TBW-1 The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

TBW-2 The second-highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

TBW-3 The lowest investment-grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

TBW-4 The lowest rating category; this rating is regarded as non investment grade and therefore speculative.

                                   APPENDIX B

SUMMARY OF THE PROXY VOTING POLICIES AND PROCEDURES OF HIGHMARK CAPITAL
MANAGEMENT

      It is HighMark Capital Management's (HCM) policy that proxies be voted in a manner that is consistent with the interests of its clients, including each HighMark Fund.


      For all series of HighMark Funds managed by a sub-adviser pursuant to an agreement with HCM, HCM delegates proxy voting to the respective sub-adviser. HCM expects the sub-adviser to vote such proxies, as well as to maintain and make available appropriate proxy voting records, according to policies adopted by the sub-adviser which are in compliance with applicable law. As part of its sub-adviser review process, HCM will at least annually review the sub-adviser's voting policies and compliance with such policies, and will periodically monitor its proxy voting. HCM will require the sub-adviser to promptly notify HCM of any material changes to its voting policies or practices


      For proxies to be voted by HCM, HCM utilizes the services of an outside third party, Institutional Shareholder Services (ISS), to vote its proxies pursuant to guidelines set by ISS and approved by HCM. ISS is an agent of HCM and HCM retains the fiduciary duty to vote the proxies in the best interest of clients. HCM expects ISS to vote such proxies, as well as to maintain and make available appropriate proxy voting records, according to policies adopted by ISS which are in compliance with applicable law. HCM will at least annually review ISS's voting policies and compliance with such policies, and will periodically monitor its proxy voting. HCM will require ISS to promptly notify HCM of any material changes to its voting policies or practices


      HCM, through its Investment Policy Committee (IPC), reserves the right to withdraw any proxy from ISS and to vote such proxy according to guidelines established by the IPC. HCM shall withdraw any proposed proxy vote from ISS in the event that HCM determines that the proposed vote by ISS would not be consistent with HCM's fiduciary duty to a HighMark Fund. Before deciding to vote any proxy the IPC shall determine whether HCM or any of its affiliates have a significant business, personal or family relationship that could give rise to a material conflict of interest with regard to the proxy vote. If a conflict of interest exists, HCM will retain an independent fiduciary to vote the proxy. To determine whether a material conflict exists, the IPC shall perform a reasonable investigation of information relating to possible conflicts of interest by relying on information about HCM and its affiliates that is publicly available or is generally known by HCM's employees, and on other information actually known by any IPC member. IPC members have a duty to disclose to the IPC conflicts of interest of which the member has actual knowledge but which have not been identified by the IPC in its investigation. The IPC cannot pursue investigation of possible conflicts when the information it would need is (i) non-public, (ii) subject to information blocking procedures, or (iii) otherwise not readily available to the IPC. If a director, officer or employee of HCM, not involved in the proxy voting process, contacts any IPC member for the purpose of influencing how a proxy is voted, the member has a duty to immediately disclose such contact to the IPC and the IPC shall contact legal counsel who will be asked to recommend an appropriate course of action. All appropriate records regarding proxy-voting activities are maintained by ISS. HCM makes its proxy voting records available to each HighMark Fund and its shareholders, as required by law. HCM complies with the requirements of the Advisers Act and the Investment Company Act, and rules thereunder, and the fiduciary requirements of ERISA and the Department of Labor (DOL) guidelines with respect to voting proxies.

                                 HIGHMARK FUNDS

                        INTERNATIONAL OPPORTUNITIES FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                DECEMBER 1, 2005

      This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus of the HighMark International Opportunities Fund (Retail Shares) and the Prospectus of the HighMark International Opportunities Fund (Fiduciary Shares), each dated December 1, 2005 (collectively, the "Prospectuses") and any of their supplements. This Statement of Additional Information is incorporated in its entirety into the Prospectuses. Copies of the Prospectuses may be obtained by writing HighMark Funds' distributor, SEI Investments Distribution Co. (the "Distributor"), at 1 Freedom Valley Drive, Oaks, Pennsylvania, 19456, or by telephoning toll free 1-800-433-6884. Capitalized terms used but not defined in this Statement of Additional Information have the same meanings as set forth in the Prospectuses.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

HIGHMARK FUNDS.................................................................1
  Equity Securities............................................................2
  Debt Securities..............................................................2
  Convertible Securities.......................................................2
  Bank Instruments.............................................................3
  Commercial Paper and Variable Amount Master Demand Notes.....................4
  Lending of Portfolio Securities..............................................4
  Repurchase Agreements........................................................4
  Reverse Repurchase Agreements................................................5
  U.S. Government Obligations..................................................5
  Adjustable Rate Notes........................................................6
  Shares of Mutual Funds.......................................................6
  When Issued Securities and Forward Commitments...............................7
  Zero-Coupon Securities.......................................................7
  Options (Puts and Calls) on Securities.......................................8
  Covered Call Writing.........................................................8
  Purchasing Call Options......................................................9
  Purchasing Put Options.......................................................9
  Options in Stock Indices....................................................10
  Risk Factors in Options Transactions........................................11
  Futures and Related Options.................................................11
  Options on Securities' Futures Contracts....................................13
  Risk of Transactions in Securities' Futures Contracts and Related Options...14
  Index Futures Contracts.....................................................15
  Options on Index Futures Contracts..........................................15
  Foreign Investment..........................................................16
  Foreign Currency Transactions...............................................16
  Transaction Hedging.........................................................17
  Position Hedging............................................................17
  Currency Forward and Futures Contracts......................................18
  General Characteristics of Currency Futures Contracts.......................19
  Index-Based Investments.....................................................19
  Small Cap/Special Equity Situation Securities...............................20
  High Yield Securities.......................................................20
  Money Market Instruments....................................................21
  Treasury Receipts...........................................................22
  Illiquid Securities.........................................................22
  Restricted Securities.......................................................22
INVESTMENT RESTRICTIONS.......................................................22
  1940 Act Restrictions.......................................................23
  Voting Information..........................................................25
PORTFOLIO TURNOVER............................................................25
DISCLOSURE OF PORTFOLIO HOLDINGS..............................................25
VALUATION.....................................................................26

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION................................27
  Purchases Through Financial Institutions....................................28
  Sales Charges...............................................................29
  Sales Charge Reductions and Waivers.........................................30
  Additional Federal Tax Information..........................................31
MANAGEMENT OF HIGHMARK FUNDS..................................................37
  Trustees and Officers.......................................................37
  Codes of Ethics.............................................................45
  Investment Adviser..........................................................45
  Portfolio Managers..........................................................46
  Portfolio Transactions......................................................49
  Board Approval of the Investment Advisory Agreement.........................50
  Administrator and Sub-Administrator.........................................51
  Glass-Steagall Act..........................................................53
  Shareholder Services Plans..................................................54
  Expenses....................................................................54
  Distributor.................................................................55
  Transfer Agent and Custodian Services.......................................57
  Independent Registered Public Accounting Firm...............................58
  Legal Counsel...............................................................58
ADDITIONAL INFORMATION........................................................58
  Proxy Voting Policies and Procedures........................................58
  Description of Shares.......................................................58
  Shareholder and Trustee Liability...........................................60
  Share Ownership.............................................................60
  Miscellaneous...............................................................61
APPENDIX A....................................................................62
APPENDIX B....................................................................67

                       STATEMENT OF ADDITIONAL INFORMATION

                                 HIGHMARK FUNDS


                    HIGHMARK INTERNATIONAL OPPORTUNITIES FUND

      HighMark Funds is a diversified, open-end management investment company. HighMark Funds was organized as a Massachusetts business trust on March 10, 1987 and presently consists of twenty series of units of beneficial interest ("Shares"). This Statement of Additional Information pertains to one of the series of HighMark Funds, the HighMark International Opportunities Fund (the "Fund").

      As described in the Prospectuses, the Fund has been divided into three classes of Shares, designated Class A Shares, Class C Shares and Fiduciary Shares for purposes of HighMark Funds' Distribution Plans and Shareholder Services Plans. The Distribution Plans apply only to the Fund's Class A and Class C Shares. Holders of Shares of the Fund are sometimes referred to in this Statement of Additional Information collectively as "shareholders".

      Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectuses. No investment in Shares of the Fund should be made without first reading the Fund's Prospectus for such Shares.

                 ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS

      The following investment strategies supplement the investment objective and policies of the Fund as set forth in the Prospectuses.

      1. EQUITY SECURITIES. Equity Securities include common stocks, preferred stocks, convertible securities and warrants. Common stocks, which represent an ownership interest in a company, are probably the most recognized type of equity security. Equity securities have historically outperformed most other securities, although their prices can be volatile in the short term. Market conditions, political, economic and even company-specific news can cause significant changes in the price of a stock. Smaller companies (as measured by market capitalization), sometimes called small-cap companies or small-cap stocks, may be especially sensitive to these factors. To the extent the Fund invests in equity securities, the Fund's Shares will fluctuate in value, and thus equity securities may be more suitable for long-term investors who can bear the risk of short-term fluctuations.

      2. DEBT SECURITIES. The Fund may invest in debt securities within the four highest rating categories assigned by a nationally recognized statistical rating organization ("NRSRO") and comparable unrated securities. Securities rated BBB by S&P or Baa by Moody's are considered investment grade, but are deemed by these rating services to have some speculative characteristics, and adverse economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade bonds. Should subsequent events cause the rating of a debt security purchased by the Fund to fall below the fourth highest rating category, HighMark Capital Management, Inc. (the "Adviser") will consider such an event in determining whether the Fund should continue to hold that security. In no event, however, would the Fund be required to liquidate any such portfolio security where the Fund would suffer a loss on the sale of such security.

      Depending upon prevailing market conditions, the Fund may purchase debt securities at a discount from face value, which produces a yield greater than the coupon rate. Conversely, if debt securities are purchased at a premium over face value, the yield will be lower than the coupon rate. In making investment decisions, the Adviser will consider many factors other than current yield, including the preservation of capital, the potential for realizing capital appreciation, maturity, and yield to maturity.


      From time to time, the equity and debt markets may fluctuate independently of one another. In other words, a decline in equity markets may in certain instances be offset by a rise in debt markets, or vice versa. As a result, a fund with a balance of equity and debt investments, may entail less investment risk (and a potentially smaller investment return) than a mutual fund investing primarily in equity securities.


      3. CONVERTIBLE SECURITIES. Consistent with its objective, policies and restrictions, the Fund may invest in convertible securities. Convertible securities include corporate bonds, notes or preferred stocks that can be converted into common stocks or other equity securities. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Convertible Bonds are bonds convertible into a set number of shares of another form of security (usually common stock) at a prestated price. Convertible bonds have characteristics similar to both fixed-income and equity securities. Preferred stock is a class of capital stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Convertible preferred stock is preferred stock exchangeable for a given number of common stock shares, and has characteristics similar to both fixed-income and equity securities.


      Because convertible securities can be converted into common stock, their values will normally vary in some proportion with those of the underlying common stock. Convertible securities usually provide a higher yield than the underlying common stock, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying common stock. The value of convertible securities that pay dividends or interest, like the value of all fixed-income securities, generally fluctuates inversely with changes in interest rates.

      Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. They do not represent ownership of the securities for which they are exercisable, but only the right to buy such securities at a particular price.


      The Fund will not purchase any convertible debt security or convertible preferred stock unless it has been rated as investment grade at the time of acquisition by an NRSRO or is not rated but is determined to be of comparable quality by the Adviser.

      4. BANK INSTRUMENTS. Consistent with its investment objective, policies, and restrictions, the Fund may invest in bankers' acceptances, certificates of deposit, and time deposits.


      Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise that are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Investments in bankers' acceptances will be limited to those guaranteed by domestic and foreign banks having, at the time of investment, total assets of $1 billion or more (as of the date of the institution's most recently published financial statements).

      Certificates of deposit and time deposits represent funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

      Investments in certificates of deposit and time deposits may include Eurodollar Certificates of Deposit, which are U.S. dollar denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States, Yankee Certificates of Deposit, which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States, Eurodollar Time Deposits ("ETDs"), which are U.S. dollar denominated deposits in a foreign branch of a U.S. bank or a foreign bank, and Canadian Time Deposits ("CTDs"), which are U.S. dollar denominated certificates of deposit issued by Canadian offices of major Canadian banks. All investments in certificates of deposit and time deposits will be limited to those (a) of domestic and foreign banks and savings and loan associations which, at the time of investment, have total assets of $1 billion or more (as of the date of the institution's most recently published financial statements) or (b) the principal amount of which is insured by the Federal Deposit Insurance Corporation.


      5. COMMERCIAL PAPER AND VARIABLE AMOUNT MASTER DEMAND NOTES. Consistent with its investment objective, policies, and restrictions, the Fund may invest in commercial paper (including Section 4(2) commercial paper) and variable amount master demand notes. Commercial paper consists of unsecured promissory notes issued by corporations normally having maturities of 270 days or less. These investments may include Canadian Commercial Paper, which is U.S. dollar denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and Europaper, which is U.S. dollar denominated commercial paper of a foreign issuer.

      Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between the Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Fund may demand payment of principal and accrued interest at any time. A variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of its interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.

      6. LENDING OF PORTFOLIO SECURITIES. In order to generate additional income, the Fund may lend its portfolio securities to broker-dealers, banks or other institutions. During the time portfolio securities are on loan from the Fund, the borrower will pay the Fund any dividends or interest paid on the securities. In addition, loans will be subject to termination by the Fund or the borrower at any time. While the lending of securities may subject the Fund to certain risks, such as delays or an inability to regain the securities in the event the borrower were to default on its lending agreement or enter into bankruptcy, the Fund will receive at least 100% collateral in the form of cash or U.S. Government securities. This collateral will be valued daily by the lending agent, with oversight by the Adviser, and, should the market value of the loaned securities increase, the borrower will be required to furnish additional collateral to the Fund. The Fund may lend portfolio securities in an amount representing up to 33 1/3% of the value of the Fund's total assets.

      7. REPURCHASE AGREEMENTS. Securities held by the Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, the Fund will deal with financial institutions such as member banks of the Federal Deposit Insurance Corporation having, at the time of investment, total assets of $100 million or more and with registered broker-dealers that the Adviser deems creditworthy under guidelines approved by HighMark Funds' Board of Trustees. Under a repurchase agreement, the seller agrees to repurchase the securities at a mutually agreed-upon date and price, and the repurchase price will generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain the value of collateral held pursuant to the agreement at not less than 100% of the repurchase price (including accrued interest) and the Custodian, with oversight by the Adviser, will monitor the collateral's value daily and initiate calls to request that collateral be restored to appropriate levels. In addition, securities subject to repurchase agreements will be held in a segregated custodial account.

      If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that either the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement or the Fund's disposition of the underlying securities was delayed pending court action. Additionally, although there is no controlling legal precedent confirming that the Fund would be entitled, as against a claim by the seller or its receiver or trustee in bankruptcy, to retain the underlying securities, HighMark Funds' Board of Trustees believes that, under the regular procedures normally in effect for custody of the Fund's securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Fund if presented with the question. Securities subject to repurchase agreements will be held by HighMark Funds' custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the Fund under the Investment Company Act of 1940, as amended (the "1940 Act").

      8. REVERSE REPURCHASE AGREEMENTS. The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements, provided such action is consistent with the Fund's investment objective, fundamental investment restrictions and non-fundamental policies. Pursuant to a reverse repurchase agreement, the Fund will sell portfolio securities to financial institutions such as banks or to broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. The Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time the Fund enters into reverse repurchase agreements, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid, high-quality debt securities consistent with the Fund's investment objective having a value equal to 100% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that an equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act.

      9. U.S. GOVERNMENT OBLIGATIONS. The Fund may, consistent with its investment objective, policies, and restrictions, invest in obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

      U.S. Government Securities generally do not involve the credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. Government Securities are generally lower than the yields available from otherwise comparable corporate fixed-income securities. Like other fixed-income securities, however, the values of U.S. Government Securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will in many cases not affect interest income on existing portfolio securities, but will be reflected in the Fund's net asset value. Because the magnitude of these fluctuations will generally be greater at times when the Fund's average maturity is longer, under certain market conditions the Fund may invest in short-term investments yielding lower current income rather than investing in higher yielding longer-term securities.

      10. ADJUSTABLE RATE NOTES. Consistent with its investment objective, policies, and restrictions, the Fund may invest in "adjustable rate notes," which include variable rate notes and floating rate notes. A variable rate note is one whose terms provide for the readjustment of its interest rate on set dates and that, upon such readjustment, can reasonably be expected to have a market value that approximates its amortized cost; the degree to which a variable rate note's market value approximates its amortized cost subsequent to readjustment will depend on the frequency of the readjustment of the note's interest rate and the length of time that must elapse before the next readjustment. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and that, at any time, can reasonably be expected to have a market value that approximates its amortized cost. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by the Fund, the Fund may seek to resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the Fund could, as a result or for other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit. A demand instrument with a demand notice period exceeding seven days may be considered illiquid if there is no secondary market for such security. Such security will be subject to the Fund's non-fundamental 15% limitation governing investments in "illiquid" securities, unless such notes are subject to a demand feature that will permit the Fund to receive payment of the principal within seven days of the Fund's demand. See "INVESTMENT RESTRICTIONS" below.

      As used above, a note is "subject to a demand feature" where the Fund is entitled to receive the principal amount of the note either at any time on not more than thirty days' notice or at specified intervals, not exceeding 397 days and upon not more than thirty days' notice.

      11. SHARES OF MUTUAL FUNDS. The Fund may invest in the securities of other investment companies (including exchange traded funds) to the extent permitted by the 1940 Act or pursuant to an exemption therefrom. Currently, the 1940 Act permits the Fund to invest up to 5% of its total assets in the shares of any one investment company, but it may not own more than 3% of the securities of any one registered investment company or invest more than 10% of its assets in the securities of other investment companies. In accordance with an exemptive order issued to HighMark Funds by the Securities and Exchange Commission (the "SEC"), such other registered investment companies securities may include shares of a money market fund of HighMark Funds, and may include registered investment companies for which the Adviser, or an affiliate of such Adviser, serves as investment adviser, administrator or distributor or provides other services. Because other investment companies employ an investment adviser, such investment by the Fund may cause shareholders of the Fund to bear duplicative fees. The Adviser will waive its advisory fees attributable to the assets of the investing Fund invested in a money market fund of HighMark Funds. Additional restrictions on the Fund's investments in the securities of a money market mutual fund are set forth under "Investment Restrictions" below.

      Exchange Traded Funds ("ETFs") are not subject to the 1940 Act limits described above. ETFs are investment companies that are registered under the 1940 Act as open-end funds or unit investment trusts ("UITs"). ETFs are actively traded on national securities exchanges and are generally based on specific domestic and foreign market indices. An "index-based ETF" seeks to track the performance of an index holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Because ETFs are based on an underlying basket of stocks or an index, they are subject to the same market fluctuations as these types of securities in volatile market swings.

      12. WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. The Fund may enter into forward commitments or purchase securities on a "when-issued" basis, which means that the securities will be purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve the risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. The Fund will generally not pay for such securities and no interest accrues on the securities until they are received by the Fund. These securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Therefore, the purchase of securities on a "when-issued" basis may increase the risk of fluctuations in the Fund's net asset value.

      When the Fund agrees to purchase securities on a "when-issued" basis or enter into forward commitments, HighMark Funds' custodian will be instructed to set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. The Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment.

      The Fund expects that commitments to enter into forward commitments or purchase "when-issued" securities will not exceed 25% of the value of their respective total assets under normal market conditions; in the event the Fund exceeded this 25% threshold, the Fund's liquidity and the Adviser's ability to manage it might be adversely affected. In addition, the Fund does not intend to purchase "when-issued" securities or enter into forward commitments for speculative or leveraging purposes but only in furtherance of the Fund's investment objective.

      13. ZERO-COUPON SECURITIES. Consistent with its objectives, the Fund may invest in zero-coupon securities, which are debt securities that do not pay interest, but instead are issued at a deep discount from par. The value of the security increases over time to reflect the interest accrued. The value of these securities may fluctuate more than similar securities that are issued at par and pay interest periodically. Although these securities pay no interest to holders prior to maturity, interest on these securities is reported as income to the Fund and distributed to its shareholders. These distributions must be made from the Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income producing securities with cash used to make such distributions and its current income ultimately may be reduced as a result. The amount included in income is determined under a constant interest rate method. In addition, if an obligation is purchased subsequent to its original issue, a holder may elect to include market discount in income currently on a ratable accrual method or a constant interest rate method. Market discount is the difference between the obligation's "adjusted issue price" (the original issue price plus original issue discount accrued to date) and the holder's purchase price. If no such election is made, gain on the disposition of a market discount obligation is treated as ordinary income (rather than capital gain) to the extent it does not exceed the accrued market discount.

      14. OPTIONS (PUTS AND CALLS) ON SECURITIES. The Fund may buy options (puts and calls), and write call options on a covered basis. Under a call option, the purchaser of the option has the right to purchase, and the writer (the Fund) the obligation to sell, the underlying security at the exercise price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to purchase, the underlying security at the exercise price during the option period.

      There are risks associated with such investments, including the following:
(1) the success of a hedging strategy may depend on the ability of the Adviser to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of securities held by the Fund and the price of options; (3) there may not be a liquid secondary market for options; and (4) while the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

      15. COVERED CALL WRITING. The Fund may write covered call options from time to time on such portion of its assets, without limit, as the Adviser determines is appropriate in seeking to obtain its investment objective. The Fund will not engage in option writing strategies for speculative purposes. A call option gives the purchaser of such option the right to buy, and the writer, in this case the Fund, has the obligation to sell the underlying security at the exercise price during the option period. The advantage to the Fund of writing covered calls is that the Fund receives a premium which is additional income. However, if the value of the security rises, the Fund may not fully participate in the market appreciation.

      During the option period, a covered call option writer may be assigned an exercise notice by the broker/dealer through whom such call option was sold, which requires the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. A closing purchase transaction is one in which the Fund, when obligated as a writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written. A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

      Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security, or to enable the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. The Fund may realize a net gain or loss from a closing purchase transaction, depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

      If a call option expires unexercised, the Fund will realize a short term capital gain in the amount of the premium on the option, less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security, and the proceeds of the sale of the security plus the amount of the premium on the option, less the commission paid.


      The market value of a call option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the price volatility of the underlying security and the time remaining until the expiration date.


      The Fund will write call options only on a covered basis, which means that the Fund will own the underlying security subject to a call option at all times during the option period or will own the right to acquire the underlying security at a price equal to or below the option's strike price. Unless a closing purchase transaction is effected, the Fund would be required to continue to hold a security which it might otherwise wish to sell, or deliver a security it would want to hold. Options written by the Fund will normally have expiration dates between one and nine months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

      16. PURCHASING CALL OPTIONS. The Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option. The Fund may sell, exercise or close out positions as the Adviser deems appropriate.

      17. PURCHASING PUT OPTIONS. The Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

      18. OPTIONS IN STOCK INDICES. The Fund may engage in options on stock indices. A stock index assigns relative values to the common stock included in the index with the index fluctuating with changes in the market values of the underlying common stock.

      Options on stock indices are similar to options on stocks but have different delivery requirements. Stock options provide the right to take or make delivery of the underlying stock at a specified price. A stock index option gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return of the premium received, to make delivery of this amount. Gain or loss to the Fund on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities.

      As with stock options, the Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.


      A stock index fluctuates with changes in the market values of the stock so included. Some stock index options are based on a broad market index, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index, or a narrower market index such as the Standard & Poor's 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the following exchanges among others: The Chicago Board Options Exchange, New York Stock Exchange, American Stock Exchange and London Stock Exchange.


      The Fund's ability to hedge effectively all or a portion of its securities through transactions in options on stock indices depends on the degree to which price movements in the underlying index correlate with price movements in the Fund's portfolio securities. Since the Fund's portfolio will not duplicate the components of an index, the correlation will not be exact. Consequently, the Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities underlying the hedging instrument and the hedged securities which would result in a loss on both such securities and the hedging instrument.

      The Fund will enter into an option position only if there appears to be a liquid secondary market for such options.

      The Fund will not engage in transactions in options on stock indices for speculative purposes but only to protect appreciation attained, to offset capital losses and to take advantage of the liquidity available in the option markets. The aggregate premium paid on all options on stock indices will not exceed 20% of the Fund's total assets.


      19. RISK FACTORS IN OPTIONS TRANSACTIONS. The successful use of options strategies depends on the ability of the Adviser to forecast interest rate and market movements correctly.


      When it purchases an option, the Fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying securities, since the Fund may continue to hold its investments in those securities notwithstanding the lack of a change in price of those securities.

      The effective use of options also depends on the Fund's ability to terminate option positions at times when the Adviser deems it desirable to do so. Although the Fund will take an option position only if the Adviser believes there is liquid secondary market for the option, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price.

      If a secondary trading market in options were to become unavailable, the Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A marketplace may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events such as volume in excess of trading or clearing capability, were to interrupt normal market operations. A marketplace may at times find it necessary to impose restrictions on particular types of options transactions, which may limit the Fund's ability to realize its profits or limit its losses.

      Disruptions in the markets for securities underlying options purchased or sold by the Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation
(OCC) or other options markets, such as the London Options Clearing House, may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by the Fund has expired, the Fund could lose the entire value of its option.

      20. FUTURES CONTRACTS AND RELATED OPTIONS. The Fund may invest in futures and related options based on any type of financial security or index traded on U.S. or foreign exchanges, or over the counter as long as the underlying security or the securities represented by the future or index are permitted investments of the Fund. Futures and options can be combined with each other in order to adjust the risk and return parameters of the Fund. The Fund may enter into futures contracts, typically related to capital market indices or specific financial securities.

      A futures contract sale creates an obligation by the seller to deliver the type of instrument called for in the contract in a specified delivery month for a stated price. Purchasing a futures contract creates an obligation by the purchaser to take delivery of the type of instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken at settlement date are not determined until on or near that date. In certain cases, financial futures are settled in cash and therefore do not settle in delivery of the actual underlying commodity. The determination is made in accordance with the rules of the exchanges on which the futures contract was made. Futures contracts are traded in the United States only on the commodity exchange or boards of trade, known as "contract markets," approved for such trading by the Commodity Futures Trading Commission (the "CFTC"), and must be executed through a futures commission merchant or brokerage firm that is a member of the relevant contract market. Futures traded on non-U.S. exchanges are governed by similar local agencies and approved for use by the CFTC for U.S. investors.

      Although futures contracts call for actual delivery or acceptance of a commodity or security, financial contracts are usually settled in cash or closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Similarly, the closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

      Settlement of a futures contract does not require exchange of funds based on a price paid or received upon purchase or sale, although the Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, U.S. Government securities or other acceptable securities as specified by the specific futures contract. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the Fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.


      Subsequent payments, called "variation margin," are made on a daily basis to the listing exchange as the price of the underlying security fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to market." Gains and losses on futures contracts are therefore recognized on a daily basis.

      The Fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of making such a move would be to reduce or eliminate an exposure or hedge position held by the Fund. Such opening or closing transactions involve additional commission costs.

      In addition, to the extent consistent with its investment objectives and policies, the Fund may invest in currency futures contracts. A currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Futures contracts are designed by and traded on exchanges. The Fund would enter into futures contracts solely for hedging or other appropriate risk management purposes as defined in the controlling regulations.

      At the maturity of a futures contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

      Positions in the futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the Fund intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin, as described below.

      The Fund may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into forward currency contracts to protect against uncertainty in the level of future exchange rates between particular currencies or between foreign currencies in which the Fund's securities are or may be denominated. Under normal circumstances, consideration of the prospect for changes in currency exchange rates will be incorporated into the Fund's investment strategy.

      When the Adviser believes that the currency of a particular country may suffer a significant decline against another currency, the Fund may enter into a currency contract to sell, for the appropriate currency, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. The Fund may realize a gain or loss from currency transactions.

      21. OPTIONS ON SECURITIES' FUTURES CONTRACTS. The Fund will enter into written options on securities' futures contracts only when in compliance with the SEC's requirements, cash or equivalents equal in value to the securities' value (less any applicable margin deposits) have been deposited in a segregated account of the Fund's custodian. The Fund may purchase and write call and put options on the futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. The Fund may use such options on futures contracts in lieu of writing options directly on the underlying securities or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.


      As with options on securities, the holder or writer of an option may terminate his or her position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.


      The Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above.

      Aggregate initial margin deposits for futures contracts (including futures contracts on securities, indices and currency) and premiums paid for related options may not exceed 5% of the Fund's total assets.



      22. RISK OF TRANSACTIONS IN SECURITIES' FUTURES CONTRACTS AND RELATED OPTIONS. Successful use of securities' futures contracts by the Fund is subject to the ability of the Adviser to predict correctly movements in the direction of interest rates and other factors affecting securities markets.

      Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the price of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.


      There is no assurance that higher than anticipated trading activity or other unforeseen events will not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.


      To reduce or eliminate a hedge position held by the Fund, the Fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both;
(iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.


      23. INDEX FUTURES CONTRACTS. The Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective, and may purchase and sell options on such index futures contracts. The Fund will not enter into any index futures contract for the purpose of speculation, and will only enter into contracts traded on securities exchanges with standardized maturity dates.

      An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contracts and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract. No price is paid upon entering into index futures contracts. When the Fund purchases or sells an index futures contract, it is required to make an initial margin deposit in the name of the futures broker and to make variation margin deposits as the value of the contract fluctuates, similar to the deposits made with respect to futures contracts on securities. Positions in index futures contracts may be closed only on an exchange or board of trade providing a secondary market for such index futures contracts. The value of the contract usually will vary in direct proportion to the total face value.

      The Fund's ability to effectively utilize index futures contracts depends on several factors. First, it is possible that there will not be a perfect price correlation between the index futures contracts and their underlying index. Second, it is possible that a lack of liquidity for index futures contracts could exist in the secondary market, resulting in the Fund's inability to close a futures position prior to its maturity date. Third, the purchase of an index futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate a futures transaction. In order to avoid leveraging and related risks, when the Fund purchases an index futures contract, it will collateralize its position by depositing an amount of cash or cash equivalents, equal to the market value of the index futures positions held, less margin deposits, in a segregated account with the Fund's custodian. Collateral equal to the current market value of the index futures position will be maintained only on a daily basis.

      The extent to which the Fund may enter into transactions involving index futures contracts may be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company and the Fund's intention to qualify as such.


      24. OPTIONS ON INDEX FUTURES CONTRACTS. Options on index futures contracts are similar to options on securities except that options on index futures contracts gives the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium.


      25. FOREIGN INVESTMENT. The Fund may invest in obligations or securities of foreign issuers. Permissible investments may consist of obligations of foreign branches of U.S. banks and foreign or domestic branches of foreign banks, including European Certificates of Deposit, European Time Deposits, Canadian Time Deposits and Yankee Certificates of Deposits, and investments in Canadian Commercial Paper, foreign securities and Europaper. In addition, the Fund may invest in American Depositary Receipts. The Fund may also invest in securities issued or guaranteed by foreign corporations or foreign governments, their political subdivisions, agencies or instrumentalities and obligations of supranational entities such as the World Bank and the Asian Development Bank. Any investments in these securities will be in accordance with the Fund's investment objective and policies, and are subject to special risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. To the extent that the Fund may invest in securities of foreign issuers that are not traded on any exchange, there is a further risk that these securities may not be readily marketable. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

      26. FOREIGN CURRENCY TRANSACTIONS. To the extent consistent with its investment objectives and strategies, the Fund may engage in foreign currency exchange transactions to protect against uncertainty in the level of future exchange rates. The Fund may engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities ("transaction hedging"), and to protect the value of specific portfolio positions ("position hedging"). The Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency, and may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase or sell foreign currency futures contracts ("futures contracts"). The Fund may also purchase domestic and foreign exchange-listed and over-the-counter call and put options on foreign currencies and futures contracts. Hedging transactions involve costs and may result in losses, and the Fund's ability to engage in hedging and related options transactions may be limited by tax considerations.

      27. TRANSACTION HEDGING. When it engages in transaction hedging, the Fund enters into foreign currency transactions with respect to specific receivables or payables of the Fund, generally arising in connection with the purchase or sale of its portfolio securities. The Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, the Fund will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

      For transaction hedging purposes the Fund may also purchase exchange-listed call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the Fund the right to purchase a currency at the exercise price until the expiration of the option.

      28. POSITION HEDGING. When it engages in position hedging, the Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the value of currency for securities which the Adviser expects to purchase, when the Fund holds cash or short-term investments). In connection with the position hedging, the Fund may purchase or sell foreign currency forward contracts or foreign currency on a spot basis.


      The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.


      It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward contract or futures contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

      Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Fund owns or expects to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

      At the discretion of the Adviser, the Fund may employ the currency hedging strategy known as "cross-hedging" by using forward currency contracts, currency options or a combination of both. When engaging in cross-hedging, the Fund seeks to protect against a decline in the value of a foreign currency in which certain of its portfolio securities are denominated by selling that currency forward into a different currency for the purpose of diversifying the Fund's total currency exposure or gaining exposure to a foreign currency that is expected to outperform.

      29. CURRENCY FORWARD CONTRACTS. To the extent consistent with its investment objectives and policies, the Fund may invest in currency forward contracts. A currency forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward contracts are trades in the interbank markets conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.


      Forward contracts differ from futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.


      At the maturity of a forward contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

      The Fund may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into forward currency contracts to protect against uncertainty in the level of future exchange rates between particular currencies or between foreign currencies in which the Fund's securities are or may be denominated. Under normal circumstances, consideration of the prospect for changes in currency exchange rates will be incorporated into the Fund's investment strategy. However, the Adviser believes that it is important to have the flexibility to enter into forward currency contracts when it determines that the best interests of the Fund will be served.

      When the Adviser believes that the currency of a particular country may suffer a significant decline against another currency, the Fund may enter into a currency contract to sell, for the appropriate currency, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. The Fund may realize a gain or loss from currency transactions.

      30. GENERAL CHARACTERISTICS OF CURRENCY FUTURES CONTRACTS. When the Fund purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash or U.S. Treasury bills up to 5% of the amount of the futures contract. This amount is known as "initial margin." The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions.

      Rather, initial margin is similar to a performance bond or good faith deposit that is returned to the Fund upon termination of the contract, assuming the Fund satisfies its contractual obligation.

      Subsequent payments to and from the broker occur on a daily basis in a process known as "marking to market." These payments are called "variation margin," and are made as the value of the underlying futures contract fluctuates. For example, when the Fund sells a futures contract and the price of the underlying currency rises above the delivery price, the Fund's position declines in value. The Fund then pays a broker a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the currency underlying the futures contract. Conversely, if the price of the underlying currency falls below the delivery price of the contract, the Fund's futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the currency underlying the futures contract.

      When the Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or gain. Such closing transactions involve additional commission costs.


      31. INDEX-BASED INVESTMENTS. Index-Based Investments, such as Standard & Poor's Depository Receipts ("SPDRs"), NASDAQ-100 Index Tracking Stock ("NASDAQ 100s") and Dow Jones DIAMONDS ("Diamonds"), are interests in a UIT that may be obtained from the UIT or purchased in the secondary market. SPDRs, NASDAQ 100s and DIAMONDS are listed on the American Stock Exchange.

      A UIT will generally issue Index-Based Investments in aggregations of 50,000 known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (a) a portfolio of securities substantially similar to the component securities ("Index Securities") of the applicable index (the "Index"),
(b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the Index and the net asset value of a Portfolio Deposit.

      Index-Based Investments are not individually redeemable, except upon termination of the UIT. To redeem, the portfolio must accumulate enough Index-Based Investments to reconstitute a Creation Unit (large aggregations of a particular Index-Based Investment). The liquidity of small holdings of Index-Based Investments, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, the portfolio will receive Index

Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

      The price of Index-Based Investments is derived and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of Index-Based Investments is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for Index-Based Investments is based on a basket of stocks. Disruptions in the markets for the securities underlying Index-Based Investments purchased or sold by the Portfolio could result in losses on Index-Based Investments. Trading in Index-Based Investments involves risks similar to those risks, described above under "Options," involved in the writing of options on securities.


      32. SMALL CAP/SPECIAL EQUITY SITUATION SECURITIES. The Fund may invest in the securities of small capitalization companies and companies in special equity situations. Companies are considered to have a small market capitalization if their capitalization is within the range of those companies in the Russell 2000 Index. Companies are considered to be experiencing special equity situations if they are experiencing unusual and possibly non-repetitive developments, such as mergers; acquisitions; spin-offs; liquidations; reorganizations; and new products, technology or management. These companies may offer greater opportunities for capital appreciation than larger, more established companies, but investment in such companies may involve certain special risks. These risks may be due to the greater business risks of small size, limited markets and financial resources, narrow product lines and frequent lack of depth in management. The securities of such companies are often traded in the over-the-counter market and may not be traded in volumes typical on a national securities exchange. Thus, the securities of such companies may be less liquid, and subject to more abrupt or erratic market movements than securities of larger, more established growth companies. Since a "special equity situation" may involve a significant change from a company's past experiences, the uncertainties in the appraisal of the future value of the company's equity securities and the risk of a possible decline in the value of the Fund's investments are significant.

      33. HIGH YIELD SECURITIES. To the extent consistent with its investment objectives and policies, the Fund may invest in lower rated securities. Fixed income securities are subject to the risk of an issuer's ability to meet principal and interest payments on the obligation (credit risk), and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (i.e., high yield) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. The market values of fixed-income securities tend to vary inversely with the level of interest rates. Yields and market values of high yield securities will fluctuate over time, reflecting not only changing interest rates but the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower rated securities may decline in value due to heightened concern over credit quality, regardless of the prevailing interest rates. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term investing.

      Adverse economic developments can disrupt the market for high yield securities, and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity which may lead to a higher incidence of default on such securities. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Furthermore, HighMark Funds may experience difficulty in valuing certain securities at certain times. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

      Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls an obligation for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund's investment portfolio and increasing the exposure of the Fund to the risks of high yield securities.

      The Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interest of security holders if it determines this to be in the interest of its shareholders.

      34. MONEY MARKET INSTRUMENTS. The Fund, subject to its own investment limitations, may invest in money market instruments which are short-term, debt instruments or deposits and may include, for example, (i) commercial paper rated within the highest rating category by a NRSRO at the time of investment, or, if not rated, determined by the Adviser to be of comparable quality; (ii) obligations (certificates of deposit, time deposits, bank master notes, and bankers' acceptances) of thrift institutions, savings and loans, U.S. commercial banks (including foreign branches of such banks), and U.S. and foreign branches of foreign banks, provided that such institutions (or, in the case of a branch, the parent institution) have total assets of $1 billion or more as shown on their last published financial statements at the time of investment; (iii) short-term corporate obligations rated within the three highest rating categories by a NRSRO (e.g., at least A by S&P or A by Moody's) at the time of investment, or, if not rated, determined by the Adviser to be of comparable quality; (iv) general obligations issued by the U.S. Government and backed by its full faith and credit, and obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. Government (e.g., obligations issued by Farmers Home Administration, Government National Mortgage Association, Federal Farm Credit Bank and Federal Housing Administration); (v) receipts, including TRs, TIGRs and CATS (as defined below); (vi) repurchase agreements involving such obligations; (vii) money market funds and (viii) foreign commercial paper. Certain of the obligations in which the Fund may invest may be variable or floating rate instruments, may involve conditional or unconditional demand features and may include variable amount master demand notes.

      Appendix A to this Statement of Additional Information identifies each NRSRO that may be utilized by the Adviser with regard to portfolio investments for the Fund and provides a description of relevant ratings assigned by each such NRSRO. A rating by a NRSRO may be utilized only where the NRSRO is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instrument.

      35. TREASURY RECEIPTS. Consistent with its investment objective, policies and restrictions, the Fund may invest in Treasury receipts. Treasury receipts are interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates of such receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include "Treasury Receipts" ("TR's"), "Treasury Investment Growth Receipts" ("TIGR's"), and "Certificates of Accrual on Treasury Securities" ("CATS"). TR's, TIGR's and CATS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accrued over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest-paying securities.

      36. ILLIQUID SECURITIES. The Fund has adopted a non-fundamental policy (which may be changed without shareholder approval) prohibiting the Fund from investing more than 15% of their total assets in "illiquid" securities, which include securities with legal or contractual restrictions on resale or for which no readily available market exists but exclude such securities if resalable pursuant to Rule 144A under the Securities Act ("Rule 144A Securities"). Pursuant to this policy, the Fund may purchase Rule 144A Securities only in accordance with liquidity guidelines established by the Board of Trustees of HighMark Funds and only if the investment would be permitted under applicable state securities laws.

      37. RESTRICTED SECURITIES. The Fund has adopted a non-fundamental policy (which may be changed without shareholder approval) permitting the Fund to invest in restricted securities provided the Fund complies with the illiquid securities policy described above. Restricted securities are securities that may not be sold to the public without registration under the Securities Act of 1933 ("1933 Act") and may be either liquid or illiquid. The Adviser will determine the liquidity of restricted securities in accordance with guidelines established by HighMark Funds' Board of Trustees. Restricted securities purchased by the Fund may include Rule 144A securities and commercial paper issued in reliance upon the "private placement" exemption from registration under Section 4(2) of the 1933 Act (whether or not such paper is a Rule 144A security).


                             INVESTMENT RESTRICTIONS


      Unless otherwise indicated, the following investment restrictions are fundamental and, as such, may be changed with respect to the Fund only by a vote of a majority of the outstanding Shares of the Fund. Except with respect to the Fund's restriction governing the borrowing of money, if a percentage restriction is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of the restriction.

THE INTERNATIONAL OPPORTUNITIES FUND:


      1. May purchase securities of any issuer only when consistent with the maintenance of its status as a diversified company under the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

      2. May not concentrate investments in a particular industry or group of industries, as concentration is defined or interpreted under the Investment Company Act of 1940, or the rules and regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations.

      3. May issue senior securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations.

      4. May lend or borrow money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations.

      5. May purchase or sell commodities, commodities contracts, futures contracts, or real estate to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations.

      6. May underwrite securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations.


      The fundamental investment restrictions of the Fund have been adopted to avoid wherever possible the necessity of shareholder meetings unless otherwise required by the 1940 Act. This recognizes the need to react quickly to changes in the law or new investment opportunities in the securities markets and the cost and time involved in obtaining shareholder approvals for diversely held investment companies. However, the Fund also has adopted non-fundamental investment restrictions, set forth below, which in some instances may be more restrictive than their fundamental investment restrictions. Any changes in the Fund's non-fundamental investment restrictions will be communicated to the Fund's shareholders prior to effectiveness.


      1940 ACT RESTRICTIONS. Under the 1940 Act, and the rules, regulations and interpretations thereunder, a "diversified company," as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or its instrumentalities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer or more than 10% of the issuer's voting securities would be held by the fund. "Concentration" is generally interpreted under the 1940 Act to be investing more than 25% of net assets in an industry or group of industries. The 1940 Act limits the ability of investment companies to borrow and lend money and to underwrite securities. The 1940 Act currently prohibits an open-end fund from issuing senior securities, as defined in the 1940 Act, except under very limited circumstances.


      The 1940 Act also limits the amount that the Fund may invest in other investment companies prohibiting the Fund from: (i) owning more than 3% of the total outstanding voting stock of a single other investment company; (ii) investing more than 5% of its total assets in the securities of a single other investment company; and (iii) investing more than 10% of its total assets in securities of all other investment companies, except in certain specific instances set forth in the 1940 Act, or certain instances where the other investment companies have obtained an exemption from the applicable provisions of the 1940 Act (e.g. ETFs).

      Additionally, the 1940 Act limits the Fund's ability to borrow money, prohibiting the Fund from issuing senior securities, except the Fund may borrow from any bank, provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by the Fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%.

THE FOLLOWING INVESTMENT LIMITATIONS ARE NON-FUNDAMENTAL POLICIES. THE INTERNATIONAL OPPORTUNITIES FUND MAY NOT:


            1. Purchase or sell real estate, real estate limited partnership interests, and commodities or commodities contracts (except that the Fund may invest in futures contracts and options on futures contracts, as disclosed in the prospectuses). However, subject to its permitted investments, the Fund may invest in companies which invest in real estate, securities of issuers which deal in real estate, securities or loans secured by interests in real estate, securities which represent interests in real estate, commodities or commodities contracts, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of a holder of debt obligations secured by real estate or interests therein.

            2. Borrow money or issue senior securities, except that the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions and the Fund may enter into reverse repurchase agreements for temporary emergency purposes in amounts up to 33 1/3% of the value of its total assets at the time of such borrowing.

            3. Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

            4. Sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short), however, this policy does not prevent the Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments and the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions.


      VOTING INFORMATION. As used in this Statement of Additional Information, a "vote of a majority of the outstanding Shares" of HighMark Funds or the Fund or a particular class of Shares of HighMark Funds or the Fund means the affirmative vote of the lesser of (a) more than 50% of the outstanding Shares of HighMark Funds or the Fund or such class, or (b) 67% or more of the Shares of HighMark Funds or the Fund or such class present at a meeting at which the holders of more than 50% of the outstanding Shares of HighMark Funds or the Fund or such class are represented in person or by proxy.

                               PORTFOLIO TURNOVER

      The Fund's turnover rate is calculated by dividing the lesser of the Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities at the time of acquisition were one year or less.

      The portfolio turnover rate may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemption of Shares. It is currently expected that the International Opportunities Fund's portfolio turnover rate will be approximately 40%-80% under normal market conditions.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

      The Adviser has established a policy governing the disclosure of the Fund's portfolio holdings which is designed to protect the confidentiality of the Fund's non-public portfolio holdings and prevent inappropriate selective disclosure of such holdings. HighMark Funds' Board of Trustees has reviewed this policy and will be asked to review it no less than annually, and recommend any changes that they deem appropriate. Exceptions to this policy may be authorized by the Adviser's chief compliance officer or his or her designee (the "CCO").

      Neither the Adviser nor the Fund will receive any compensation or other consideration in connection with its disclosure of the Fund's portfolio holdings.

      PUBLIC DISCLOSURE OF PORTFOLIO HOLDINGS. In addition to the public disclosure of Fund portfolio holdings through required SEC quarterly filings, the Fund may make its portfolio holdings publicly available on HighMark Funds' website in such scope and form and with such frequency as the Adviser may reasonably determine. The Fund's prospectus describes, to the extent applicable, the type of information that is disclosed on HighMark Funds' website, as well as the frequency with which this information is disclosed and the lag between the date of the information and the date of its disclosure.

      The Fund's portfolio holdings are considered to be publicly disclosed: (a) upon the disclosure of portfolio holdings information in a publicly available, routine filing with the SEC that is required to include the information, (b) the day after the Fund would, in accordance with its prospectus, make such information available on its website; or (c) at such additional times and on such additional basis as determined by the SEC or its staff.

      DISCLOSURE OF NON-PUBLIC PORTFOLIO HOLDINGS. The Fund may, in certain cases, disclose to third parties its portfolio holdings which have not been made publicly available. Disclosure of non-public portfolio holdings information to third parties may be made only if the CCO determines that such disclosure is allowed under applicable law or regulation. In addition, the third party receiving the non-public portfolio holdings information may, at the discretion of the CCO, be required to agree in writing to keep the information confidential and/or agree not to trade directly or indirectly based on the information. The restrictions and obligations described in this paragraph do not apply to non-public portfolio holdings provided to the Adviser and its affiliates.


      No advance disclosure shall be made if the CCO determines that a potential conflict of interest exists or could arise from such disclosure.


      The Fund periodically discloses portfolio information on a confidential basis to various service providers that require such information in order to assist the Fund with its day-to-day business affairs. In addition to HighMark Capital Management, Inc. and its affiliates, these service providers include the Fund's custodian, the Fund's independent registered public accounting firm, legal counsel, financial printer (GCOM(2) Solutions, Inc.) and accounting agent (SEI Investments Global Funds Services), and the Fund's proxy voting service, currently Institutional Shareholder Services, Inc. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Fund.

      The Fund may also periodically provide information about its portfolio holdings to rating and ranking organizations in connection with those firms' research on and classification of the Fund and in order to gather information about how the Fund's attributes (such as volatility, turnover, and expenses) compare with those of peer funds. The Fund may also provide portfolio holdings information to consulting companies. Currently the Fund provides such information to consulting company Callan Associates. These rating and ranking organizations and consulting companies are required to keep the Fund's portfolio information confidential and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Fund.

      In all instances, the CCO will make a determination that the Fund has a legitimate business purpose for such advance disclosure, and that the recipient(s) are subject to an independent obligation not to disclose or trade on the non-public portfolio holdings information. There can be no assurance, however, that the Fund's policies and procedures on portfolio holdings information will protect the Fund from the potential misuse of such information by individuals or entities that come into possession of the information.

                                    VALUATION


      As disclosed in the Prospectuses, the net asset value per share of the Fund for purposes of pricing purchase and redemption orders is determined by the administrator as of the close of regular trading on the New York Stock Exchange, normally at 4:00 p.m. Eastern Time (1:00 p.m. Pacific Time), on days on which the New York Stock Exchange is open for business ("Business Days").

      Except as noted below, investments by the Fund in securities traded on a securities exchange (or exchanges) or an automated quotation system for which quotations are readily available (except for securities traded on NASDAQ) are valued based upon their last sale price on the principal exchange on which such securities are traded. For securities traded on NASDAQ, the NASDAQ Official Closing Price is used. Securities the principal market for which is not a securities exchange are valued based upon the latest bid price in such principal market. Securities and other assets for which market quotations are not readily available are valued at their fair value as determined by a Fair Value Committee in good faith under consistently applied procedures established by and under the general supervision of HighMark Funds' Board of Trustees. With the exception of short-term securities as described below, the value of the Fund's investments may be based on valuations provided by a pricing service. Short-term securities (i.e., securities with remaining maturities of 60 days or less) may be valued at amortized cost, which approximates current value.

      For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates its net asset value if an event that could materially affect the value of those securities (a "Significant Event") has occurred between the time of the security's last close and the time that the Fund calculates its net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Adviser of the Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its net asset value, it will contact the Fund's administrator and request that a Fair Value Committee meeting be called. In addition, the administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates its net asset value. If price movements in a monitored index or security exceed levels established by the administrator, the administrator will notify the Adviser for any Fund holding the relevant securities that such limits have been exceeded and request that a Fair Value Committee meeting be called.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

      Purchases and redemptions of Shares of the Fund may be made on days on which the New York Stock Exchange is open for business. Purchases will be made in full and fractional Shares of the Fund calculated to three decimal places.

      Although HighMark Funds' policy is normally to pay redemptions in cash, HighMark Funds reserves the right to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. However, a shareholder will at all times be entitled to aggregate cash redemptions from the Fund and all the other series of HighMark Funds during any 90-day period of up to the lesser of $250,000 or 1% of HighMark Funds' net assets.

      HighMark Funds reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the applicable Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. HighMark Funds also reserves the right to suspend sales of Shares of the Fund for any period and to reject a purchase order when the Distributor or the Adviser determines that it is not in the best interest of HighMark Funds and/or its shareholders to accept such order.

      If the Fund holds portfolio securities listed on foreign exchanges which trade on Saturdays or other customary United States national business holidays, the portfolio securities will trade and the net assets of the Fund's redeemable securities may be significantly affected on days when the investor has no access to the Fund.


      Neither the transfer agent nor HighMark Funds will be responsible for any loss, liability, cost or expense for acting upon wire or telephone instructions that it reasonably believes to be genuine. HighMark Funds and the transfer agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include taping of telephone conversations.

      PURCHASES THROUGH FINANCIAL INSTITUTIONS


      Shares of the Fund may be purchased through financial institutions, including the Adviser, that provide distribution assistance or shareholder services. Shares purchased by persons ("Customers") through financial institutions may be held of record by the financial institution. Financial institutions may impose an earlier cut-off time for receipt of purchase orders directed through them to allow for processing and transmittal of these orders to the transfer agent for effectiveness the same day. Customers should contact their financial institution for information as to that institution's procedures for transmitting purchase, exchange or redemption orders to HighMark Funds.


      Customers who desire to transfer the registration of Shares beneficially owned by them but held of record by a financial institution should contact the institution to accomplish such change.

      Depending upon the terms of a particular Customer account, a financial institution may charge a Customer account fees. Information concerning these services and any charges will be provided to the Customer by the financial institution. Additionally, certain entities (including Participating Organizations and Union Bank of California and its affiliates), may charge customers a fee with respect to exchanges made on the customer's behalf. Information about these charges, if any, can be obtained by the entity effecting the exchange.

      The Fund participates in fund "supermarket" arrangements. In such an arrangement, a program is made available by a broker or other institution (a sponsor) that allows investors to purchase and redeem shares of the Fund through the sponsor of the fund supermarket. In connection with these supermarket arrangements, the Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. In turn, the brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. As such, the Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. The customer order will be priced at the Fund's Net Asset Value next computed after accepted by an authorized broker or the broker's authorized designee. In addition, a broker may charge transaction fees on the purchase and/or sale of Fund shares.


      SALES CHARGES


      FRONT-END SALES CHARGES. The commissions shown in the Prospectuses and below apply to sales through authorized dealers and brokers. Under certain circumstances, the Distributor may use its own funds to compensate financial institutions and intermediaries in amounts that are additional to the commissions shown in the Prospectuses. In addition, the Distributor may, from time to time and at its own expense, provide promotional incentives in the form of cash or other compensation to certain financial institutions and intermediaries whose registered representatives have sold or are expected to sell significant amounts of the Class A Shares of the Fund. Such other compensation may take the form of payments for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives to places within or without the United States. Under certain circumstances, commissions up to the amount of the entire sales charge may be reallowed to dealers or brokers, who might then be deemed to be "underwriters" under the 1933 Act. Commission rates may vary between series of HighMark Funds.


                                 CLASS A SHARES

                                               SALES CHARGE AS
                             SALES CHARGE        APPROPRIATE       COMMISSION AS
                            AS PERCENTAGE     PERCENTAGE OF NET    PERCENTAGE OF
AMOUNT OF PURCHASE        OF OFFERING PRICE    AMOUNT INVESTED    OFFERING PRICE
                          -----------------    ---------------    --------------
0-$49,999                       5.50%               5.82%              4.95%
$50,000 - $99,999               4.50%               4.71%              4.05%
$100,000 --  $249,999           3.75%               3.90%              3.38%
$250,000 -- $499,999            2.50%               2.56%              2.25%
$500,000 -- $999,999            2.00%               2.04%              1.08%
$1,000,000 and Over*            0.00%               0.00%              0.00%

----------
      * A contingent deferred sales charge of 1.00% will be assessed against any proceeds of any redemption of such Class A Shares prior to one year from date of purchase.


      CONTINGENT DEFERRED SALES CHARGES ("CDSC"). In determining whether a particular redemption is subject to a contingent deferred sales charge, it is assumed that the redemption is first of any Class A shares in the shareholder's Fund account. This method should result in the lowest possible sales charge.


      SALES CHARGE REDUCTIONS AND WAIVERS


      In calculating the sales charge rates applicable to current purchases of the Fund's Class A Shares, a "single purchaser" is entitled to cumulate current purchases with the net purchase of previously purchased Class A Shares of the Fund and other series of HighMark Funds (the "Eligible Funds") which are sold subject to a comparable sales charge.

      The term "single purchaser" refers to (i) an individual, (ii) an individual and spouse purchasing Shares of the Fund for their own account or for trust or custodial accounts for their minor children, or (iii) a fiduciary purchasing for any one trust, estate or fiduciary account including employee benefit plans created under Sections 401, 403(b) or 457 of the Internal Revenue Code of 1986, as amended (the "Code"), including related plans of the same employer. To be entitled to a reduced sales charge based upon Class A Shares already owned, the investor must ask the Distributor for such entitlement at the time of purchase and provide the account number(s) of the investor, the investor and spouse, and their minor children, and give the age of such children. The Fund may amend or terminate this right of accumulation at any time as to subsequent purchases.

      LETTER OF INTENT. By initially investing at least $1,000 and submitting a Letter of Intent (the "Letter") to the Distributor, a "single purchaser" may purchase Class A Shares of the Fund and the other Eligible Funds during a 13-month period at the reduced sales charge rates applicable to the aggregate amount of the intended purchases stated in the Letter. The Letter may apply to purchases made up to 90 days before the date of the Letter. To receive credit for such prior purchases and later purchases benefiting from the Letter, the shareholder must notify the transfer agent at the time the Letter is submitted that there are prior purchases that may apply, and, at the time of later purchases, notify the transfer agent that such purchases are applicable under the Letter.



      RIGHTS OF ACCUMULATION. In calculating the sales charge rates applicable to current purchases of Class A Shares, a "single purchaser" is entitled to cumulate current purchases with the current market value of previously purchased Class A and Class C Shares of the Fund and Class A, Class B and Class C Shares of all the other series of HighMark Funds.

      To exercise your right of accumulation based upon Shares you already own, you must ask the Distributor for this reduced sales charge at the time of your additional purchase and provide the account number(s) of the investor, as applicable, the investor and spouse, and their minor children. The Fund may amend or terminate this right of accumulation at any time as to subsequent purchases.

      REDUCTIONS FOR QUALIFIED GROUPS. Reductions in sales charges also apply to purchases by individual members of a "qualified group." The reductions are based on the aggregate dollar amount of Class A Shares purchased by all members of the qualified group. For purposes of this paragraph, a qualified group consists of a "company," as defined in the 1940 Act, which has been in existence for more than six months and which has a primary purpose other than acquiring Shares of the Fund at a reduced sales charge, and the "related parties" of such company. For purposes of this paragraph, a "related party" of a company is (i) any individual or other company who directly or indirectly owns, controls or has the power to vote five percent or more of the outstanding voting securities of such company; (ii) any other company of which such company directly or indirectly owns, controls or has the power to vote five percent or more of its outstanding voting securities; (iii) any other company under common control with such company; (iv) any executive officer, director or partner of such company or of a related party; and (v) any partnership of which such company is a partner. Investors seeking to rely on their membership in a qualified group to purchase Shares at a reduced sales load must provide evidence satisfactory to the transfer agent of the existence of a bona fide qualified group and their membership therein.


      All orders from a qualified group will have to be placed through a single source and identified at the time of purchase as originating from the same qualified group, although such orders may be placed into more than one discrete account that identifies HighMark Funds.

      CDSC WAIVERS. The contingent deferred sales charge is waived on redemption of shares (i) following the death or disability (as defined in the Code) of a shareholder, or (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70 1/2. A shareholder, or his or her representative, must notify the Transfer Agent prior to the time of redemption if such circumstances exist and the shareholder is eligible for a waiver.

      The contingent deferred sales charge is waived on redemption of Class C shares, where such redemptions are in connection with withdrawals from a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code, Section 403(b) of the Code, or eligible government retirement plan including a 457 plan, even if more than one beneficiary or participant is involved.

      ADDITIONAL FEDERAL TAX INFORMATION


      QUALIFICATION AS A REGULATED INVESTMENT COMPANY. The Fund intends to qualify annually as a regulated investment company under Subchapter M of the Code. In order to so qualify and to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities, and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; (b) each taxable year distribute at least 90% of the sum of its dividend income, interest income (including tax-exempt interest), certain other income and the excess, if any, of its net short-term capital gains over its net long-term capital losses for such year; and (c) diversify its holdings so that, at the end of each fiscal quarter (i) at least 50% of the market value of the Fund's total assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below). In the case of the Fund's investments in loan participations, the Fund shall treat a financial intermediary as an issuer for purposes of meeting this diversification requirement.

      In general, for purposes of the 90% gross income requirement described in subsection (a) of the paragraph above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, the American Jobs Creation Act of 2004 (the "2004 Act"), provides that for taxable years of a regulated investment company beginning after October 22, 2004, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in subsection (a) of the paragraph above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of subsection (b) of the paragraph above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

      If the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends (including capital gain dividends). If the Fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

      If the Fund fails to distribute in a calendar year substantially all of its ordinary income for the year and substantially all its net capital gain income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects) and any retained amount from the prior calendar year, the Fund will be subject to a non-deductible 4% excise tax on the underdistributed amounts. A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

      DISTRIBUTIONS. The Fund intends to distribute at least annually any taxable income or realized capital gains. Distributions of any taxable net investment income and net short-term capital gain are generally taxable to shareholders as ordinary income. Distributions of the Fund's net capital gain (i.e., the excess of the Fund's net long-term capital gain over net short-term capital loss) from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gains dividends, if any, are taxable as long-term capital gains through December 31, 2008, regardless of how long a shareholder has held Fund Shares. Such distributions will generally be subject to a 15% tax rate, with lower rates applying to taxpayers in the 10% and 15% rate brackets, and will not be eligible for the dividends received deduction. Distributions of taxable income or capital gains are taxable to Fund shareholders whether received in cash or in additional Fund Shares through automatic reinvestment.

      Dividends and distributions on the Fund's Shares generally are subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions economically may represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of Shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses.

      If the Fund makes a distribution in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder's tax basis in Fund Shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces the shareholder's tax basis in the Shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of those Shares.

      For taxable years beginning on or before December 31, 2008, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by the Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's Shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

      In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund's Shares. If the aggregate qualified dividends received by the Fund during any taxable year are 95% or more of its gross income, then 100% of the Fund's dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

      Certain dividends paid by the Fund, and so designated by the Fund, may qualify for the 70% dividends received deduction for corporate shareholders. A corporate shareholder will only be eligible to claim the dividends received deduction with respect to a dividend from the Fund if the shareholder held its shares on the ex-dividend date and for at least 45 more days during the 90-day period surrounding the ex-dividend date.


      SELLING SHARES. Shareholders who sell Fund Shares will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the Fund Shares and the amount received. If Fund shareholders hold their Fund Shares as capital assets, the gain or loss will be a capital gain or loss. The tax rate generally applicable to net capital gains recognized by individuals and other noncorporate taxpayers is (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less or (ii) for taxable years beginning on or before December 31, 2008, 15% for gains recognized on the sale of capital assets held for more than one year (as well as capital gain dividends), with lower rates applying to taxpayers in the 10% and 15% tax brackets. For taxable years beginning after December 31, 2008, long-term capital gains will generally be taxed at a maximum capital gain tax rate of 20% to non-corporate shareholders (or 10%, in the case of such shareholders in the 10% or 15% tax bracket).


      Any loss will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to those Fund Shares. For purposes of determining whether Fund Shares have been held for six months or less, the holding period is suspended for any periods during which your risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. In addition, any loss realized on a sale or exchange of Fund Shares will be disallowed to the extent that Fund shareholders replace the disposed of Fund Shares with other Fund Shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition, which could, for example, occur as a result of automatic dividend reinvestment. In such an event, the Fund shareholder's basis in the replacement Fund Shares will be adjusted to reflect the disallowed loss.



      FOREIGN TAXES, FOREIGN CURRENCY-DENOMINATED SECURITIES AND RELATED HEDGING TRANSACTIONS. Dividends and interest received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund's securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. However, if at the end of the Fund's fiscal year more than 50% of the value of its total assets represents securities of foreign corporations, the Fund will be eligible to make an election permitted by the Code to treat any foreign taxes paid by it on securities it has held for at least the minimum period specified in the

Code as having been paid directly by the Fund's shareholders in connection with the Fund's dividends received by them. Under normal circumstances, more than 50% of the value of the International Opportunities Fund's total assets will consist of securities of foreign corporations and it will be eligible to make the election. If the election is made, shareholders generally will be required to include in U.S. taxable income their pro rata share of such taxes, and those shareholders who are U.S. citizens, U.S. corporations and, in some cases, U.S. residents will be entitled to deduct their share of such taxes. Alternatively, such shareholders who hold Fund Shares (without protection from risk of loss) on the ex-dividend date and for at least 15 other days during the 30-day period surrounding the ex-dividend date may be entitled to claim a foreign tax credit for their share of these taxes. If the Fund makes the election, it will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions.

      The Fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

      Investment by the Fund in "passive foreign investment companies" could subject the Fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing fund."

      A "passive foreign investment company" is any foreign corporation: (i) 75% or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gain over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

      HEDGING. If the Fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sales, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund.

      Certain of the Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any).

If the Fund's book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient's basis in the Shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If the Fund's book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

      DISCOUNT SECURITIES. The Fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

      BACK-UP WITHHOLDING. The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (TIN), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The back-up withholding tax rate is 28% for amounts paid through 2010.

      Back-up withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, provided the appropriate information is furnished to the Internal Revenue Service.

      In order for a foreign investor to qualify for exemption from the back-up withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in the Fund should consult their tax advisers in this regard.

      TAX SHELTER REPORTING REGULATIONS. Under Treasury regulations, if a shareholder recognizes a loss on disposition of the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

      SHARES PURCHASED THROUGH TAX-QUALIFIED PLANS. Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of and investment on their particular tax situation.

      SPECIAL CONSIDERATIONS FOR NON-U.S. SHAREHOLDERS. If you are not a citizen or resident of the United States, you may have to pay taxes besides those described here, such as U.S. withholding and estate taxes. Under the 2004 Act, which is effective for taxable years of the Fund beginning on or after August 1, 2005, and which applies to distributions made or deemed made on or before December 31, 2007, if you are a nonresident alien individual or a foreign corporation (a "foreign person") for federal income tax purposes, you will be obligated to pay U.S. tax and file a U.S. tax return with respect to gain attributable to "U.S. real property interests" that is distributed or deemed distributed to you by the Fund, and, under future regulations, the Fund may be required to withhold on such amounts. For taxable years of the Fund beginning on or after August 1, 2005 and before January 1, 2008, the Fund generally will not be required to withhold amounts paid to you with respect to either distributions of U.S.-source interest income that, in general, would not be subject to U.S. federal income tax if earned directly by an individual foreign person, or properly designated distributions of net short-term capital gains in excess of net long-term capital losses. It is unclear whether the Fund will make such designations.

      The foregoing discussion is only a summary of some of the important Federal tax considerations generally affecting purchasers of the Fund's Shares. No attempt has been made to present a detailed explanation of the Federal income tax treatment of the Fund, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of the Fund's Shares are urged to consult their tax advisers with specific reference to their own tax situation. Foreign shareholders should consult their tax advisers regarding the U.S. and foreign tax consequences of an investment in the Fund. In addition, this discussion is based on tax laws and regulations that are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative, judicial or administrative action, and such changes may be retroactive.

                          MANAGEMENT OF HIGHMARK FUNDS

      TRUSTEES AND OFFICERS

      Information pertaining to the trustees and officers of HighMark Funds is set forth below. The members of the Board of Trustees are elected by HighMark Funds' shareholders and have overall responsibility for the management of the Fund and all the other series of HighMark Funds. The Trustees, in turn, elect the officers of HighMark Funds to supervise actively its day-to-day operations. Trustees who are not deemed to be "interested persons" of HighMark Funds as defined in the 1940 Act are referred to as "Independent Trustees." Trustees who are deemed to be "interested persons" of HighMark Funds are referred to as "Interested Board Members." Currently, HighMark Funds has six Independent Trustees and no Interested Board Members. The Board of Trustees met [____] times during the last fiscal year.

      STANDING COMMITTEES. There are two standing committees of the Board of Trustees, an Audit Committee and a Governance Committee (formerly called the Nominating Committee). The functions of the Audit Committee are: (a) to oversee HighMark Funds' accounting and financial reporting policies and practices; (b) to oversee the quality and objectivity of HighMark Funds' financial statements and the independent auditor therefor; and (c) to act as a liaison between HighMark Funds' independent auditors and the full Board of Trustees. The members of the Audit Committee are David A. Goldfarb (Chair), David Benkert and Robert M. Whitler. The Audit Committee met [____] times during the last fiscal year. The functions of the Governance Committee are: (a) to identify candidates to fill vacancies on the Board of Trustees; and (b) to review and make recommendations to the Board of Trustees regarding certain matters relating to the operation of the Board of Trustees and its committees, including Board size, composition and chairmanship; policies regarding Trustee independence, ownership of Fund shares, compensation and retirement; and the structure, responsibilities, membership and chairmanship of Board committees. The members of the Governance Committee are Thomas L. Braje (Chair), Michael L. Noel and Joseph C. Jaeger. The Governance Committee met [____] times during the last fiscal year. The Governance Committee does not currently have procedures in place for the consideration of nominees recommended by shareholders.


The following table sets forth certain information concerning each Board member and executive officer of HighMark Funds.

                                                                                              NUMBER OF
                                                                                            PORTFOLIOS IN
                                                TERM OF                                    HIGHMARK FUNDS
                          POSITION(S)         OFFICE AND                                       COMPLEX          OTHER
                           HELD WITH           LENGTH OF                                     OVERSEEN BY     DIRECTORSHIPS
   NAME, ADDRESS,(1)       HIGHMARK              TIME          PRINCIPAL OCCUPATION(S)          BOARD        HELD BY BOARD
        AND AGE              FUNDS             SERVED(2)         DURING PAST 5 YEARS          MEMBER(3)        MEMBER(4)
        -------              -----             ---------         -------------------          ---------        ---------
----------------------------------------------------------------------------------------------------------------------------
  INDEPENDENT TRUSTEES

DAVID                      Trustee            Since 03/04     From April 1, 1992 to              20              None
BENKERT                                                       present, Principal,
Age:  48                                                      Navigant Consulting, Inc.
                                                              (Financial Consulting -
                                                              Healthcare).

THOMAS L. BRAJE            Trustee            Since 06/87     Prior to retirement in             20              None
Age:  62                                                      October 1996, Vice
                                                              President and Chief
                                                              Financial Officer of Bio
                                                              Rad Laboratories, Inc.

DAVID A. GOLDFARB          Trustee, Vice      Since 06/87     Partner, Goldfarb & Simens,        20              None
Age:  63                   Chairman                           Certified Public
                                                              Accountants.

JOSEPH C. JAEGER           Trustee, Chairman  Since 06/87     Prior to retirement in June        20              None
Age:  70                                                      1998, Senior Vice President
                                                              and Chief Financial
                                                              Officer, Delta Dental Plan
                                                              of California.

                                                                                              NUMBER OF
                                                                                            PORTFOLIOS IN
                                                TERM OF                                    HIGHMARK FUNDS
                          POSITION(S)         OFFICE AND                                       COMPLEX          OTHER
                           HELD WITH           LENGTH OF                                     OVERSEEN BY     DIRECTORSHIPS
   NAME, ADDRESS,(1)       HIGHMARK              TIME          PRINCIPAL OCCUPATION(S)          BOARD        HELD BY BOARD
        AND AGE              FUNDS             SERVED(2)         DURING PAST 5 YEARS           MEMBER(3)       MEMBER(4)
        -------              -----             ---------         -------------------           ---------       ---------
----------------------------------------------------------------------------------------------------------------------------
MICHAEL L. NOEL            Trustee            Since 12/98     President, Noel Consulting         20           Avista Corp.
Age:  64                                                      Company since 1998.  Senior                        (AVA)
                                                              Advisor, Saber Partners
                                                              (financial advisory firm)
                                                              since 2002.  Member, Board
                                                              of Directors, Avista Corp.
                                                              (utility company), since
                                                              January 2004.  Member, Board
                                                              of Directors, SCAN Health
                                                              Plan, since 1997.  From
                                                              April 1997 to December 1998,
                                                              Member of HighMark Funds
                                                              Advisory Board.

ROBERT M. WHITLER          Trustee            Since 12/98     From April 1997 to April           20              None
Age:  67                                                      2002, Director, Current
                                                              Income Shares, Inc.
                                                              (closed-end investment
                                                              company).  From April 1997
                                                              to December 1998, Member of
                                                              HighMark Funds Advisory
                                                              Board. Prior to retirement
                                                              in 1996, Executive Vice
                                                              President and Chief Trust
                                                              Officer of Union Bank of
                                                              California, N.A.

  OFFICERS

JAMES F.                   President          Since 11/03     Chief Accounting Officer and       N/A             N/A
VOLK                                                          Chief Compliance Officer, SEI
                                                              Investments Global Funds
One Freedom Valley Drive                                      Services since 2004.  Senior
Oaks, PA  19456                                               Operations Officer, SEI
Age:  43                                                      Investments, Fund Accounting
                                                              and Administration
                                                              (1996-2004).

                                                                                              NUMBER OF
                                                                                            PORTFOLIOS IN
                                                TERM OF                                    HIGHMARK FUNDS
                          POSITION(S)         OFFICE AND                                       COMPLEX          OTHER
                           HELD WITH           LENGTH OF                                     OVERSEEN BY     DIRECTORSHIPS
   NAME, ADDRESS,(1)       HIGHMARK              TIME          PRINCIPAL OCCUPATION(S)          BOARD        HELD BY BOARD
        AND AGE              FUNDS             SERVED(2)         DURING PAST 5 YEARS           MEMBER(3)       MEMBER(4)
        -------              -----             ---------         -------------------           ---------       ---------
----------------------------------------------------------------------------------------------------------------------------
JENNIFER E. SPRATLEY       Controller and     Since 6/05      Fund Accounting Director, SEI      N/A             N/A
One Freedom Valley Drive   Chief Financial                    Investments since 1999.
Oaks, PA  19456            Officer                            Audit Manager, Ernst & Young
Age:  36                                                      LLP (1991-1999).

CATHERINE VACCA            Chief Compliance   Since 09/04     Senior Vice President and          N/A             N/A
475 Sansome Street, San    Officer                            Chief Compliance Officer of
Francisco, CA  94111                                          the Adviser since July
Age:  48                                                      2004.  From December 2002 to
                                                              July 2004, Vice President
                                                              and Chief Compliance
                                                              Officer, Wells Fargo Funds
                                                              Management, LLC.  From
                                                              November 2000 to February
                                                              2002, Vice President and
                                                              Head of  Fund
                                                              Administration, Charles
                                                              Schwab & Co., Inc.

TIMOTHY D. BARTO           Vice President     Since 03/00     Vice President and Assistant       N/A             N/A
One Freedom Valley Drive   and Assistant                      Secretary of SEI Global
Oaks, PA  19456            Secretary                          Funds Services since
Age:  37                                                      December 1999. Vice
                                                              President and Assistant
                                                              Secretary of the Distributor
                                                              (1998-2003).

R. GREGORY KNOPF           Vice President     Since 09/04     Managing Director of the           N/A             N/A
445 S. Figueroa Street     and Assistant                      Adviser since 1998.
Suite #306                 Secretary
Los Angeles, CA  90071
Age:  55

                                                                                              NUMBER OF
                                                                                            PORTFOLIOS IN
                                                TERM OF                                    HIGHMARK FUNDS
                          POSITION(S)         OFFICE AND                                       COMPLEX          OTHER
                           HELD WITH           LENGTH OF                                     OVERSEEN BY     DIRECTORSHIPS
   NAME, ADDRESS,(1)       HIGHMARK              TIME          PRINCIPAL OCCUPATION(S)         BOARD         HELD BY BOARD
        AND AGE              FUNDS             SERVED(2)         DURING PAST 5 YEARS          MEMBER(3)        MEMBER(4)
        -------              -----             ---------         -------------------          ---------        ---------
----------------------------------------------------------------------------------------------------------------------------
PHILIP T. MASTERSON        Vice President     Since 09/04     Vice President & Assistant         N/A             N/A
One Freedom Valley Drive   and Assistant                      Secretary of SEI Investments
Oaks, PA  19456            Secretary                          Global Funds Services since
Age:  41                                                      2005.  General Counsel at
                                                              Citco Mutual Fund Services
                                                              (2003-2004).  Vice President
                                                              and Associate Counsel at
                                                              Oppenheimer Funds
                                                              (1998-2003).

SOFIA A. ROSALA            Vice President     Since 03/05     Vice President and Assistant       N/A             N/A
One Freedom Valley Drive   and Assistant                      Secretary of SEI Investments
Oaks, PA  19456            Secretary                          Global Funds Services since
Age:  31                                                      2005.  Compliance Officer of
                                                              SEI Investments (2001-2004).
                                                              Account and Product Consultant,
                                                              SEI Private Trust Company
                                                              (1998-2001).

JAMES NDIAYE               Vice President     Since 03/05     Vice President and Assistant       N/A             N/A
One Freedom Valley Drive   and Assistant                      Secretary of SEI Investments
Oaks, PA  19456            Secretary                          Global Funds Services since
Age:  37                                                      2005.  Vice President,
                                                              Deutsche Asset Management
                                                              (2003-2004).  Associate,
                                                              Morgan, Lewis and Bockius
                                                              LLP (2000-2003).  Assistant
                                                              Vice President, ING Variable
                                                              Annuities Group (1999-2000).

                                                                                              NUMBER OF
                                                                                            PORTFOLIOS IN
                                                TERM OF                                    HIGHMARK FUNDS
                          POSITION(S)         OFFICE AND                                       COMPLEX          OTHER
                           HELD WITH           LENGTH OF                                     OVERSEEN BY     DIRECTORSHIPS
   NAME, ADDRESS,(1)       HIGHMARK              TIME          PRINCIPAL OCCUPATION(S)          BOARD        HELD BY BOARD
        AND AGE              FUNDS             SERVED(2)         DURING PAST 5 YEARS          MEMBER(3)        MEMBER(4)
        -------              -----             ---------         -------------------          ---------        ---------
----------------------------------------------------------------------------------------------------------------------------
MICHAEL T. PANG            Vice President     Since 03/05     Vice President and Assistant       N/A             N/A
One Freedom Valley Drive   and Assistant                      Secretary of SEI Investments
Oaks, PA  19456            Secretary                          Global Funds Services since
Age:  31                                                      2005.  Counsel, Caledonian
                                                              Bank & Trust's Mutual Fund
                                                              Group (2004-2005). Counsel,
                                                              Permal Asset Management
                                                              (2001-2004).  Associate,
                                                              Schulte, Roth & Zabel's
                                                              Investment Management Group
                                                              (2000-2001).

      (1) Each Trustee may be contacted by writing to the Trustee c/o HighMark Funds, 1 Freedom Valley Drive, Oaks, PA 19456.

      (2) Each Trustee shall hold office during the lifetime of HighMark Funds until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with HighMark Funds' Declaration of Trust.

      The president, treasurer and secretary shall hold office for a one year term and until their respective successors are chosen and qualified, or in each case until he or she sooner dies, resigns, is removed, or becomes disqualified in accordance with HighMark Funds' Amended and Restated Code of Regulations.

      (3) The "HighMark Funds Complex" consists of all registered investment companies for which HighMark Capital Management, Inc. serves as investment adviser.

      (4) Directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

      The following table discloses the dollar range of equity securities beneficially owned by each Trustee (i) in the Fund and (ii) on an aggregate basis in any registered investment companies overseen by the Trustee within the same family of investment companies as HighMark Funds as of December 31, 2004.

                                                                           AGGREGATE DOLLAR RANGE OF
                                                                           EQUITY SECURITIES IN ALL
                                                                             REGISTERED INVESTMENT
                                                                             COMPANIES OVERSEEN BY
                            DOLLAR RANGE OF EQUITY SECURITIES IN THE           TRUSTEE IN FAMILY
   NAME OF TRUSTEE              INTERNATIONAL OPPORTUNITIES FUND            OF INVESTMENT COMPANIES
David Benkert                                 None                                   None

Thomas L. Braje                               None                                > $100,000*

David A. Goldfarb                             None                                > $100,000*

Joseph C. Jaeger                              None                              $10,001-$50,000

Michael L. Noel                               None                            $50,001 - $100,000

Robert M. Whitler                             None                             $50,001-$100,000

*denotes greater than

      As of December 31, 2004, none of the Independent Trustees or their immediate family members beneficially owned any securities in any investment adviser or principal underwriter of HighMark Funds, or in any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of HighMark Funds. Mr. Goldfarb has an unsecured line of credit with Union Bank of California, the parent company of the Fund's investment advisor, HighMark Capital Management, Inc., with a limit of $100,000 and an interest rate of 1% over the prime rate. As of December 31, 2004, the amount outstanding was $4,753.75. The largest amount outstanding at any time during the two most recently completed calendar years was approximately $50,000. Goldfarb & Simens, an accounting firm of which Mr. Goldfarb is a partner, has an unsecured line of credit with Union Bank of California with a limit of $600,000 and an interest rate of 1% over the prime rate. The line of credit was obtained in 1987 and the largest amount outstanding at any time was $525,000. As of December 31, 2004, the amount outstanding was $500,000. Mr. Whitler is paid an annual stipend from a deferred compensation plan that he elected to participate in while an employee of Union Bank of California prior to his retirement in 1996. As of December 31, 2004, the amount outstanding in the deferred compensation account was approximately $413,000. Mr. Whitler received payments from the deferred compensation account totaling approximately $97,844 and $95,358 for the years ended December 31, 2003 and 2004, respectively. Mr. Whitler expects to receive annual payments from the account of approximately, $70,000 for 2005-2008, $60,000 for 2009 and 2010 and $45,000 for 2011.

      The Trustees of HighMark Funds receive quarterly retainer fees and fees and expenses for each meeting of the Board of Trustees attended. No employee, officer or stockholder of SEI Investments Global Funds Services and/or SEI Investments Distribution Co. receives any compensation directly from HighMark Funds for serving as a Trustee and/or officer. HighMark Capital Management, Inc., SEI Investments Global Funds Services and/or SEI Investments Distribution Co. receive administration, fund accounting servicing and distribution fees from each of the Fund. See "Administrator and Sub-Administrator" and "Distributor" below.

      The following table lists the officers of HighMark Funds who hold positions with affiliated persons or the principal underwriter of HighMark
Funds:

NAME                      POSITION HELD WITH AFFILIATED PERSON OR PRINCIPAL UNDERWRITER
----                      -------------------------------------------------------------
James F. Volk             SEI Investments Global Funds Services, Chief Accounting Officer and Chief Company
                          Officer
Jennifer E. Spratley      SEI Investments Company, Fund Accounting Director
Catherine Vacca           HighMark Capital Management, Senior Vice President, Chief Compliance Officer and
                          Assistant Secretary
Timothy D. Barto          SEI Investments Global Funds Services, Vice President and Assistant Secretary
Philip T. Masterson       SEI Investments Global Funds Services, Vice President and Assistant Secretary
R. Gregory Knopf          HighMark Capital Management, Managing Director
Sofia A. Rosala           SEI Investments Global Funds Services, Vice President and Assistant Secretary
James Ndiaye              SEI Investments Global Funds Services, Vice President and Assistant Secretary
Michael T. Pang           SEI Investments Global Funds Services, Vice President and Assistant Secretary

      During the fiscal year ended July 31, 2005, fees paid (or deferred in lieu of current payment) to the Independent Trustees for their services as Trustees aggregated [____]. The following table sets forth information concerning fees paid and retirement benefits accrued during the fiscal year ended July 31, 2005:

                                           PENSION OR
                        AGGREGATE          RETIREMENT                            TOTAL COMPENSATION
                      COMPENSATION      BENEFITS ACCRUED      ESTIMATED ANNUAL        FROM FUND
   NAME OF            FROM HIGHMARK      AS PART OF FUND        BENEFITS UPON      COMPLEX PAID TO
   TRUSTEE               FUNDS*             EXPENSES              RETIREMENT          TRUSTEE
   -------               ------             --------              ----------          -------
David Benkert            $[____]              None                   None              $[____]
Thomas L. Braje          $[____]              None                   None              $[____]
David A. Goldfarb        $[____]              None                   None              $[____]
Joseph C. Jaeger         $[____]              None                   None              $[____]
Frederick J. Long        $[____]              None                   None              $[____]
Michael L. Noel          $[____]              None                   None              $[____]
Robert M. Whitler        $[____]              None                   None              $[____]

* David A. Goldfarb and Robert M. Whitler deferred receipt of $[___] and $[___], respectively, of such compensation pursuant to the fee deferral arrangements described below.

HighMark Funds provides no pension or retirement benefits to the Trustees but has adopted a deferred payment arrangement under which each Trustee who is to receive fees from HighMark Funds may elect not to receive such fees on a current basis but to receive in a subsequent period an amount equal to the value that such fees would have if they had been invested in one or more of the Fund on the normal payment date for such fees. As a result of this method of calculating the deferred payments, the Fund, upon making the deferred payments, will be in the same financial position as if the fees had been paid on the normal payment dates.

      CODES OF ETHICS

      HighMark Funds, HighMark Capital Management, Inc. and SEI Investments Distribution Co. have each adopted a code of ethics ("Codes") pursuant to Rule 17j-1 of the 1940 Act, and these Codes permit personnel covered by the Codes to invest in securities, including securities that may be purchased or held by the Fund, subject to certain restrictions.

      INVESTMENT ADVISER

      Investment advisory and management services are provided to the Fund and all the other series of HighMark Funds by HighMark Capital Management, Inc. (as previously defined, the "Adviser"), pursuant to an investment advisory agreement between the Adviser and HighMark Funds dated September 1, 1998 (the "Investment Advisory Agreement"). The Adviser is a subsidiary of Union Bank of California, N.A., a subsidiary of UnionBanCal Corporation. The Adviser is a California corporation registered under the Investment Advisers Act of 1940. Union Bank of California serves as custodian for the Fund and all the other series of HighMark Funds. See "Transfer Agent, Custodian and Fund Accounting Services" below.

      Unless sooner terminated, the Investment Advisory Agreement will continue in effect as to the Fund from year to year if such continuance is approved at least annually by HighMark Funds' Board of Trustees or by vote of a majority of the outstanding Shares of the Fund (as defined above under INVESTMENT RESTRICTIONS - Voting Information), and a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement by votes cast in person at a meeting called for such purpose. The Investment Advisory Agreement is terminable as to the Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding Shares of the Fund, or by the Adviser. The Investment Advisory Agreement terminates automatically in the event of any assignment, as defined in the 1940 Act.

      Depending on the size of the Fund, fees payable under the Investment Advisory Agreement may be higher than the advisory fee paid by most mutual funds, although the Board of Trustees believes it will be comparable to advisory fees paid by many funds having similar objectives and policies. The Adviser may from time to time agree to voluntarily reduce its advisory fee, however, it is not currently doing so for the Fund. While there can be no assurance that the Adviser will choose to make such an agreement, any voluntary reductions in the Adviser's advisory fee will lower the Fund's expenses, and thus increase the Fund's yield and total return, during the period such voluntary reductions are in effect.


      The Investment Advisory Agreement provides that the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by HighMark Funds in connection with the Adviser's services under the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its duties and obligations thereunder.

      For the services provided and expenses assumed by the Adviser pursuant to the Investment Advisory Agreement, the Adviser is entitled to receive fees from the Fund as described in the Fund's Prospectus.

      PORTFOLIO MANAGERS

      OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

      The following table shows the number and assets of other investment accounts (or portions of investment accounts) that the portfolio managers, who will be portfolio managers of the Fund when it commences investment operations, managed as of July 31, 2005.

                         OTHER SEC-REGISTERED OPEN-END      OTHER POOLED INVESTMENT
  PORTFOLIO MANAGER          AND CLOSED-END FUNDS                  VEHICLES                    OTHER ACCOUNTS
                           NUMBER OF                       NUMBER OF                      NUMBER OF
                           ACCOUNTS         ASSETS         ACCOUNTS        ASSETS         ACCOUNTS        ASSETS
David J. Goerz III         [_____]          [_____]        [_____]         [_____]        [_____]         [_____]
Richard Rocke              [_____]          [_____]        [_____]         [_____]        [_____]         [_____]

      COMPENSATION

      The portfolio managers receive a salary from the Adviser and participate in the Adviser's incentive compensation plan, which is an annual plan that pays a cash bonus. Some portfolio managers may also be eligible to participate in the Adviser's long-term incentive compensation plan, which is paid in a combination of options on the stock of UnionBanCal Corporation and deferred cash. Each portfolio manager's bonus will be variable and will be generally based on (1) an evaluation of the manager's investment performance, (2) achievement of budgeted profit goals and (3) meeting of business objectives determined by a portfolio manager's direct supervisor. In evaluating investment performance, the Adviser generally considers the one-, two- and three-year performance of mutual funds and other accounts under a portfolio manager's oversight relative, solely or in part, to the [________] peer group. A portfolio manager may also be compensated for providing securities analysis for other HighMark Funds, where applicable.

      The size of the overall bonus pool each year is determined by the Adviser and depends in part on levels of compensation generally in the investment management industry (based on market compensation data) and the Adviser's profitability for the year, which is influenced by assets under management.

      OWNERSHIP OF FUND SHARES

      The Fund will commence operations after the date of this Statement of Additional Information. Therefore, as of the date hereof, no portfolio manager has a beneficial interest in the Fund's shares.

      POTENTIAL CONFLICTS OF INTEREST IN MANAGING MULTIPLE ACCOUNTS

      Like other investment professionals with multiple clients, a portfolio manager for the Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which the Adviser believes are faced by investment professionals at most major financial firms. The Adviser and the Board of Trustees of HighMark Funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

      The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance ("performance fee accounts"), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts.

      These potential conflicts may include, among others:

o The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

o The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

o The trading of other accounts could be used to benefit higher-fee accounts (front- running).

o The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

      Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, the Adviser's investment professionals do not have the opportunity to invest in client accounts, other than HighMark Funds.

      A potential conflict of interest may arise when the Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of the Fund as well as other accounts, the Adviser's trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the Fund or another account if one account is favored over another in allocating the securities purchased or sold - for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

      "Cross trades," in which one Adviser account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. The Adviser and HighMark Funds' Board of Trustees have adopted compliance procedures that provide that any transactions between the Fund and another Adviser-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the Fund. Depending on another account's objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

      The Fund's portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

      The Fund's portfolio manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of
1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

      The Adviser or an affiliate may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

      The Fund's portfolio manager may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Fund and other accounts. In addition, the Fund's portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel of the Adviser, including the Fund's portfolio managers, are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by the Adviser and Highmark Funds that contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund.

      PORTFOLIO TRANSACTIONS

      Pursuant to the Investment Advisory Agreement, the Adviser determines, subject to the general supervision of the Board of Trustees of HighMark Funds and in accordance with the Fund's investment objective and restrictions, which securities are to be purchased and sold by the Fund, and which brokers are to be eligible to execute its portfolio transactions. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers may include the spread between the bid and asked price. Securities purchased by the Fund will generally involve the payment of a brokerage fee. While the Adviser generally seeks competitive spreads or commissions on behalf of the Fund, the Fund may not necessarily pay the lowest spread or commission available on each transaction, for reasons discussed below.


      Allocation of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, brokerage will at times be allocated to firms that supply research, statistical data and other services when the terms of the transaction and the capabilities of different broker/dealers are consistent with the guidelines set forth in Section 28(e) of the Securities Exchange Act of 1934. Information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the advisory fees payable to the Adviser by HighMark Funds. Such information may be useful to the Adviser in serving both HighMark Funds and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Adviser in carrying out its obligations to HighMark Funds.


      To the extent permitted by applicable rules and regulations, the Adviser may execute portfolio transactions involving the payment of a brokerage fee through the Adviser, SEI Investments Distribution Co., and their affiliates. As required by Rule 17e-1 under the 1940 Act, the Fund has adopted procedures which provide that commissions paid to such affiliates must be fair and reasonable compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions. The procedures also provide that the Board of Trustees will review reports of such affiliated brokerage transactions in connection with the foregoing standard. HighMark Funds will not acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with, Union Bank of California, or its affiliates, and will not give preference to correspondents of Union Bank of California with respect to such securities, savings deposits, repurchase agreements and reverse repurchase agreements.

      Investment decisions for the Fund are made independently from those for all the other series or any other investment company or account managed by the Adviser. However, any such other investment company or account may invest in the same securities as HighMark Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another series of HighMark Funds, investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner that the Adviser believes to be equitable to the Fund and all the other series of HighMark Funds and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained by the Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for another series of HighMark Funds or for other investment companies or accounts in order to obtain best execution. As provided in the Investment Advisory Agreement, in making investment recommendations for HighMark Funds, the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by HighMark Funds is a customer of the Adviser, its parent or its subsidiaries or affiliates and, in dealing with its commercial customers, the Adviser, its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by HighMark Funds.

      BOARD APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

      The Board of Trustees approved an amendment to the schedule to the Investment Advisory Agreement to include the Fund. In determining to approve the amendment, the Board of Trustees met with investment advisory personnel from the Adviser and considered information provided by the Adviser relating to the education, experience and number of investment professionals and other personnel providing services under the Investment Advisory Agreement. The Trustees evaluated the level of skill required to manage the Fund and concluded that the human resources to be devoted by the Adviser to the Fund were appropriate to fulfill effectively the Adviser's duties under the Investment Advisory Agreement. The Trustees also considered the business reputation of the Adviser and its financial resources.

      The Trustees received information concerning the investment philosophy and investment process to be applied by the Adviser in managing the Fund. In this connection, the Trustees considered the Adviser's in-house research capabilities as well as other resources available to the Adviser's personnel. The Trustees concluded that the Adviser's investment processes, research capabilities and philosophies were well suited to the Fund, given the Fund's investment objective and policies.

      The Trustees considered the scope of the services to be provided by the Adviser to the Fund under the Investment Advisory Agreement relative to services provided by third parties to other mutual funds. The Trustees noted that the Adviser's standards of care were comparable to those found in many other mutual fund investment advisory agreements. The Trustees concluded that the scope of the Adviser's services to be provided to the Fund, in conjunction with services to be provided to the Fund under other service contracts, was consistent with the Fund's operational requirements, including, in addition to its investment objective, compliance with the Fund's investment restrictions, tax and reporting requirements and related shareholder services. The Trustees also considered the quality of the services provided by the Adviser to the existing series of HighMark Funds.

      The Trustees evaluated the Adviser's record with respect to regulatory compliance and compliance with the investment policies of such series. The Trustees also evaluated the procedures of the Adviser designed to fulfill the Adviser's fiduciary duty to the Fund with respect to possible conflicts of interest, including the Adviser's code of ethics (regulating the personal trading of its officers and employees) (see "Code of Ethics" above), the procedures by which the Adviser allocates trades among its various investment advisory clients, the integrity of the systems in place to ensure compliance with the foregoing and the record of the Adviser in these matters. The Trustees also received information concerning standards of the Adviser with respect to the execution of portfolio transactions. See "Portfolio Transactions" above.

      The Trustees also gave substantial consideration to the fees payable under the Investment Advisory Agreement. The Trustees reviewed information concerning fees paid to investment advisers of similarly-managed funds. The Trustees also considered the fees of the Fund as a percentage of assets at different asset levels and possible economies of scale to the Adviser. In evaluating the Fund's advisory fees, the Trustees also took into account the complexity of investment management for the Fund relative to other types of funds. The Trustees also noted the commitment of the Adviser to limit the total operating expenses of the Fund (subject to certain exclusions) during the initial period of the Fund's operations. Based on the foregoing, the Trustees concluded that the fees to be paid the Adviser under the Investment Advisory Agreement with respect to the Fund were fair and reasonable, given the scope and quality of the services to be rendered by the Adviser.

      ADMINISTRATOR AND SUB-ADMINISTRATOR

      Effective [________], HighMark Capital Management, Inc., in addition to serving as investment adviser, serves as administrator to each series of HighMark Funds pursuant to the administrative services agreement dated as of [_________] between HighMark Funds and HighMark Capital Management, Inc. (the "Administration Agreement"). Prior to [__________], HighMark Capital Management, Inc. served as sub-administrator to each series of HighMark Funds pursuant to an agreement with SEI Investments Global Funds Services (formerly, "SEI Investments Mutual Funds Services").

      Pursuant to the Administration Agreement, HighMark Capital Management, Inc. provides each series of HighMark Funds with all administrative services necessary or appropriate for the operation of HighMark Funds, including recordkeeping and regulatory reporting, regulatory compliance, blue sky, tax reporting, transmission of regular shareholder communications, supervision of third party service providers and fund accounting services, all suitable office space for HighMark Funds, all necessary administrative facilities and equipment, and all personnel necessary for the efficient conduct of the affairs of HighMark Funds. As described below, HighMark Capital Management, Inc. has delegated part of its responsibilities under the Administration Agreement to SEI Investments Global Funds Services.

         HighMark Capital Management, Inc. is entitled to a fee, which is calculated daily and paid monthly in arrears, at an annual rate of 0.15% of the first $10 billion of the average daily net assets of HighMark Funds and 0.145% of such average daily net assets in excess of $10 billion. HighMark Capital Management, Inc. may waive its fee or reimburse various expenses to the extent necessary to limit the total operating expenses of a Fund's Shares. Currently, HighMark Capital Management, Inc. has agreed to waive its fee to the rate of 0.125% of the average daily net assets of the Funds. Any such waiver is voluntary and may be terminated at any time in the HighMark Capital Management, Inc.'s sole discretion.

          HighMark Capital Management, Inc. is entitled to receive a minimum administration fee of $10,000 for each additional share class added to a series of HighMark Funds after HighMark Funds has a total of 47 share classes. Such fee will be shared pro-rata among all share classes of HighMark Funds. In the event a new series of HighMark Funds is created and publicly offered after [_____], HighMark Capital Management, Inc. is entitled to a minimum administration fee of $55,000 for each new series of HighMark Funds including one share class. In the event more than one share class is included with a new series of HighMark Funds, and the total share classes for HighMark Funds has reached a total of 47, the minimum administration fee applicable to the new series of HighMark Funds will be increased by $10,000 for each additional share class. The minimum fee applicable to a series of HighMark Funds shall be allocated pro rata among all share classes of such series. A minimum administration fee shall not apply in any month in which such minimum fee, with respect to a series of HighMark Funds, would be less than an amount equal to the assets otherwise subject to the minimum fee multiplied by 0.04%.

         As part of the Administration Agreement, HighMark Capital Management, Inc. is responsible for certain fees charged by HighMark Funds' transfer agent and certain routine legal expenses incurred by HighMark Funds and its series. The Administration Agreement provides that the above additional expenses may be paid by a sub-administrator on behalf of HighMark Capital Management, Inc.

         The Administration Agreement became effective on [_________]. Unless sooner terminated as provided in the Administration Agreement (and as described below), the Administration Agreement will continue in effect until [________]. The Administration Agreement thereafter shall be renewed automatically for successive annual terms unless written notice not to renew is given by either party at least 90 days prior to the expiration of the then-current term. The Administration Agreement is terminable prior to the expiration of the initial term by either party, in the event of a material breach of the Administration Agreement, upon the giving of written notice, specifying the date of termination, at least 45 days prior to the specified date of termination and the breaching party has not remedied such breach by the specified date.

         The Administration Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of HighMark Capital Management, Inc., or the reckless disregard by HighMark Capital Management, Inc. of its obligations and duties under the Administration Agreement, HighMark Capital Management, Inc. shall not be subject to any liability to HighMark Funds, for any act or omission in the course of, or connected with, the rendering of services under the Administration Agreement.

         The Administration Agreement permits HighMark Capital Management, Inc. to subcontract its services thereunder, provided that HighMark Capital Management, Inc. will not be relieved of its obligations under the Administration Agreement by the appointment of a subcontractor and HighMark Capital Management, Inc. shall be responsible to HighMark Funds for all acts of the subcontractor as if such acts were its own, except for losses suffered by any Fund resulting from willful misfeasance, bad faith or gross negligence by the subcontractor in the performance of its duties or for reckless disregard by it of its obligations and duties.

         Effective [__________], SEI Investments Global Funds Services (formerly, "SEI Investments Mutual Funds Services") serves as sub-administrator (the "Sub-Administrator") to the Fund and the other series of HighMark Funds pursuant to a sub-administration agreement dated as of [________] between HighMark Capital Management, Inc. and SEI Investments Global Funds Services. The Sub-Administrator will perform accounting and administrative services which may include recordkeeping and regulatory reporting, regulatory compliance, tax reporting, transmission of regular shareholder communications, supervision of third party service providers, fund accounting services, providing advice and recommendations with respect to the business and affairs of the Fund, consulting with respect to the operation of HighMark Funds and other services for HighMark Funds as may be agreed upon from time to time, for which it will receive a fee, paid by HighMark Capital Management, Inc., at the annual rate of up to 0.04% of the first $10 billion of the average daily net assets of HighMark Funds and 0.035% of such average daily net assets in excess of $10 billion.

         The Sub-Administrator is entitled to a minimum annual fee of $2,800,000, which is $233,333 monthly, for all series and classes in existence as of [_______]. The Sub-Administrator is entitled to receive a minimum administration fee of $10,000 for each additional share class added to a series of HighMark Funds after HighMark Funds has a total of 47 share classes. In the event a new series of HighMark Funds is created and publicly offered after [_____], the Sub-Administrator is entitled to a minimum administration fee of $55,000 for each new series of HighMark Funds including one share class. In the event more than one share class is included with a new series of HighMark Funds, and the total share classes for HighMark Funds has reached a total of 47, the minimum administration fee applicable to the new series of HighMark Funds will be increased by $10,000 for each additional share class. A minimum administration fee shall not apply in any month in which such minimum fee, with respect to a series of HighMark Funds, would be less than an amount equal to the assets otherwise subject to the minimum fee multiplied by 0.04%. The Sub-Administration Agreement further provides that the Sub-Administrator will pay certain transfer agency fees and legal fees of HighMark Funds.

      The Sub-Administrator, a Delaware statutory trust, has its principal business offices at 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Sub-Administrator. SEI Investments and its subsidiaries and affiliates, including the Sub-Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers.

      Prior to December 1, 2005, the Sub-Administrator served as the administrator to each series of HighMark Funds pursuant to a prior administration agreement with HighMark Funds dated February 15, 1997.


      GLASS-STEAGALL ACT


      The Gramm-Leach-Bliley Act of 1999 repealed certain provisions of the Glass-Steagall Act that had previously restricted the ability of banks and their affiliates to engage in certain mutual fund activities. Nevertheless, the Adviser's activities remain subject to, and may be limited by, applicable federal banking law and regulations. The Adviser believes that it possesses the legal authority to perform the services for the Fund contemplated by the Investment Advisory Agreement and described in the Prospectuses and this Statement of Additional Information and has so represented in the Investment Advisory Agreement. The Adviser also believes that it may perform administration services on behalf of the Fund, for which it receives compensation from HighMark Funds without a violation of applicable banking laws and regulations. Future changes in either federal or state statutes and regulations relating to the permissible activities of banks or bank holding companies and the subsidiaries or affiliates of those entities, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations could prevent or restrict the Adviser from continuing to perform such services for HighMark Funds. Depending upon the nature of any changes in the services that could be provided by the Adviser, the Board of Trustees of HighMark Funds would review HighMark Funds' relationship with the Adviser and consider taking all action necessary in the circumstances.


      Should further legislative, judicial or administrative action prohibit or restrict the activities of Union Bank of California, the Adviser, its affiliates, and its correspondent banks in connection with Customer purchases of Shares of HighMark Funds, such Banks might be required to alter materially or discontinue the services offered by them to Customers. It is not anticipated, however, that any change in HighMark Funds' method of operations would affect its net asset value per Share or result in financial losses to any Customer.

      SHAREHOLDER SERVICES PLANS

      HighMark Funds has adopted Shareholder Services Plans for Fiduciary Shares and Class A Shares (collectively, the "Services Plans") pursuant to which the Fund is authorized to pay compensation to financial institutions (each a "Service Provider"), which may include Bank of Tokyo-Mitsubishi Trust Company, Union Bank of California, N.A., or their respective affiliates, that agree to provide certain shareholder support services for their customers or account holders (collectively, "customers") who are the beneficial or record owners of Shares of the Fund. In consideration for such services, a Service Provider is compensated by the Fund at a maximum annual rate of up to 0.25% of the average daily net asset value of the applicable class of Shares of the Fund, pursuant to each plan. A Service Provider may waive such fees at any time. Any such waiver is voluntary and may be terminated at any time. Currently, such fees are being waived to the rate of 0.15% of average daily net assets for the Fiduciary and Class A Shares of the Fund.

      The servicing agreements adopted under the Services Plans (the "Servicing Agreements") require the Service Provider receiving such compensation to perform certain shareholder support services as set forth in the Servicing Agreements with respect to the beneficial or record owners of Shares of the Fund.

      As authorized by the Services Plans, HighMark Funds may enter into a Servicing Agreement with a Service Provider pursuant to which the Service Provider agrees to provide certain shareholder support services in connection with Shares of the Fund. Such shareholder support services may include, but are not limited to, (i) maintaining shareholder accounts; (ii) providing information periodically to shareholders showing their positions in Shares; (iii) arranging for bank wires; (iv) responding to shareholder inquiries relating to the services performed by the Service Provider; (v) responding to inquiries from shareholders concerning their investments in Shares; (vi) forwarding shareholder communications from HighMark Funds (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to shareholders; (vii) processing purchase, exchange and redemption requests from shareholders and placing such orders with HighMark Funds or its service providers; (viii) assisting shareholders in changing dividend options, account designations, and addresses; (ix) providing subaccounting with respect to Shares beneficially owned by shareholders; (x) processing dividend payments from HighMark Funds on behalf of the shareholders; and (xi) providing such other similar services as HighMark Funds may reasonably request to the extent that the service provider is permitted to do so under applicable laws or regulations.

      EXPENSES

      HighMark Funds' service providers bear all expenses in connection with the performance of their respective services, except that the Fund will bear the following expenses relating to its operations: taxes, interest, brokerage fees and commissions, if any, fees and travel expenses of Trustees who are not partners, officers, directors, shareholders or employees of HighMark Capital Management, Inc., Union Bank of California, SEI Investments Global Funds Services or SEI Investments Distribution Co., a percentage of the compensation, benefits, travel and entertainment expenses of the Chief Compliance Officer, SEC fees and state fees and expenses,

NSCC trading charges, certain insurance premiums, outside and, to the extent authorized by HighMark Funds, inside auditing and legal fees and expenses, fees charged by rating agencies in having the Fund's Shares rated, advisory and administration fees, fees and reasonable out-of-pocket expenses of the custodian and transfer agent, expenses incurred for pricing securities owned by the Fund, costs of maintenance of corporate existence, typesetting and printing prospectuses for regulatory purposes and for distribution to current shareholders, costs and expenses of shareholders' and Trustees' reports and meetings and any extraordinary expenses.

      DISTRIBUTOR

      SEI Investments Distribution Co. (f/k/a SEI Financial Services Company) (as previously defined, the "Distributor"), a wholly-owned subsidiary of SEI Investments Company, serves as distributor to the Fund and the other series of HighMark Funds pursuant to a distribution agreement dated February 15, 1997, as re-executed on January 30, 1998, between HighMark Funds and SEI Investments Distribution Co. (the "Distribution Agreement").


      The Distribution Agreement will continue in effect until December 31, 2005 and from year to year thereafter if approved at least annually (i) by HighMark Funds' Board of Trustees or by the vote of a majority of the outstanding Shares of HighMark Funds, and (ii) by the vote of a majority of the Trustees of HighMark Funds who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement is terminable without penalty, on not less than sixty days' notice by HighMark Funds' Board of Trustees, by vote of a majority of the outstanding voting securities of HighMark Funds or by the Distributor. The Distribution Agreement terminates in the event of its assignment, as defined in the 1940 Act.


      THE DISTRIBUTION PLANS. Pursuant to HighMark Funds' Distribution Plans, the Fund pays the Distributor as compensation for its services in connection with the Distribution Plans a distribution fee, computed daily and paid monthly, equal to twenty-five one-hundredths of one percent (0.25%) of the average daily net assets attributable to the Fund's Class A Shares, pursuant to the Class A Distribution Plan. The Fund pays a distribution fee equal to one percent (1.00%) of the average daily net assets attributable to the Fund's Class C Shares.

      The Distributor may use the distribution fee applicable to the Fund's Class A and Class C Shares to provide distribution assistance with respect to the sale of the Fund's Class A and Class C Shares or to provide shareholder services to the holders of the Fund's Class A and Class C Shares. The Distributor may also use the distribution fee (i) to pay financial institutions and intermediaries (such as insurance companies and investment counselors but not including banks and savings and loan associations), broker-dealers, and the Distributor's affiliates and subsidiaries compensation for services or reimbursement of expenses incurred in connection with the distribution of the Fund's Class A and Class C Shares to their customers or (ii) to pay banks, savings and loan associations, other financial institutions and intermediaries, broker-dealers, and the Distributor's affiliates and subsidiaries compensation for services or reimbursement of expenses incurred in connection with the provision of shareholder services to their customers owning the Fund's Class A and Class C Shares. All payments by the Distributor for distribution assistance or shareholder services under the Distribution Plans will be made pursuant to an agreement between the Distributor and such bank, savings and loan association, other financial institution or intermediary, broker-dealer, or affiliate or subsidiary of the Distributor (a "Servicing Agreement"; banks, savings and loan associations, other financial institutions and intermediaries, broker-dealers, and the Distributor's affiliates and subsidiaries that may enter into a Servicing Agreement are hereinafter referred to individually as a "Participating Organization"). A Participating Organization may include Union Bank of California, its subsidiaries and its affiliates.

      Participating Organizations may charge customers fees in connection with investments in the Fund on their customers' behalf. Such fees would be in addition to any amounts the Participating Organization may receive pursuant to its Servicing Agreement. Under the terms of the Servicing Agreements, Participating Organizations are required to provide their customers with a schedule of fees charged directly to such customers in connection with investments in the Fund. Customers of Participating Organizations should read this Prospectus in light of the terms governing their accounts with the Participating Organization.

      The distribution fees under the Distribution Plans will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular year by the Distributor in connection with distribution assistance or shareholder services rendered by the Distributor itself or incurred by the Distributor pursuant to the Servicing Agreements entered into under the Distribution Plans. The Distributor may from time to time voluntarily reduce its distribution fees with respect to the Fund in significant amounts for substantial periods of time pursuant to an agreement with HighMark Funds. While there can be no assurance that the Distributor will choose to make such an agreement, any voluntary reduction in the Distributor's distribution fees will lower the Fund's expenses, and thus increase the Fund's yield and total returns, during the period such voluntary reductions are in effect.

      In accordance with Rule 12b-1 under the 1940 Act, the Distribution Plans may be terminated with respect to the Fund by a vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding Class A or Class C Shares of the Fund. The Distribution Plans may be amended by vote of HighMark Funds' Board of Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for such purpose, except that any change in a Distribution Plan that would materially increase the distribution fee with respect to Class A or Class C Shares of the Fund requires the approval of the shareholders of such class. HighMark Funds' Board of Trustees will review on a quarterly and annual basis written reports of the amounts received and expended under the Distribution Plans (including amounts expended by the Distributor to Participating Organizations pursuant to the Servicing Agreements entered into under the Distribution Plans) indicating the purposes for which such expenditures were made.

      Each Distribution Plan applicable to the Fund provides that it will continue in effect with respect to the Fund for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees and (ii) by the vote of the entire Board of Trustees, cast in person at a meeting called for such purpose. For so long as each of the Distribution Plans remains in effect, the selection and nomination of those trustees who are not interested persons of HighMark Funds (as defined in the 1940 Act) shall be committed to the discretion of the Independent Trustees.

      TRANSFER AGENT AND CUSTODIAN SERVICES

      State Street Bank and Trust Company ("State Street") performs transfer agency services for the Fund and all the other series of HighMark Funds pursuant to a transfer agency and shareholder service agreement with HighMark Funds dated as of February 15, 1997 (the "Transfer Agency Agreement"). State Street has sub-contracted such services to its affiliate, Boston Financial Data Services ("BFDS"). Pursuant to the Transfer Agency Agreement and this sub-contracting arrangement, BFDS processes purchases and redemptions of the Fund's Shares and maintains the Fund's shareholder transfer and accounting records, such as the history of purchases, redemptions, dividend distributions, and similar transactions in a shareholder's account.

      Under the Transfer Agency Agreement, HighMark Funds has agreed to pay the transfer agent annual fees at the rate of $18,000 per Retail class/per series of HighMark Funds. The Distributor has agreed to pay BFDS annual fees at the rate of $15,000 per Fiduciary class/per series of HighMark Funds. In addition, there will be an annual account maintenance fee on direct accounts of $14.00 per account, an annual maintenance fee on broker controlled accounts of $7.00 and an additional annual IRA Custodial fee of $10.00 per account, as well as out-of-pocket expenses as defined in the Transfer Agency Agreement. HighMark Funds intends to charge transfer agency fees across the HighMark Funds as a whole. BFDS may periodically voluntarily reduce all or a portion of its transfer agency fee with respect to the Fund to increase the Fund's net income available for distribution as dividends. In addition, from October 1, 2003 to December 1, 2005, SEI Investments Global Funds Services agreed to pay certain transfer agency related expenses to BFDS on behalf of the Fund and other series of HighMark Funds. Effective December 1, 2005, HighMark Capital Management, Inc. has agreed to pay such transfer agency related expenses to BFDS on behalf of the Fund and other series of HighMark Funds. Transfer agency expenses not paid by HighMark Capital Management, Inc. will be allocated pro rata among all the existing series of HighMark Funds based on their respective net assets.

      Union Bank of California, N.A. serves as custodian to the Fund and all the other series of HighMark Funds pursuant to a custodian agreement with HighMark Funds dated as of December 5, 2001 (the "Custodian Agreement"). Under the Custodian Agreement, Union Bank of California's responsibilities include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund's investments.

      Under the Custodian Agreement, HighMark Funds has agreed to pay Union Bank of California a domestic custodian fee with respect to the Fund at an annual rate of 0.01% of the Fund's average daily net assets, plus certain transaction fees. Union Bank of California is also entitled to be reimbursed by HighMark Funds for its reasonable out-of-pocket expenses incurred in the performance of its duties under the Custodian Agreement. Global custody fees shall be determined on an asset and transaction basis. Union Bank of California may periodically voluntarily reduce all or a portion of its custodian fee with respect to the Fund to increase the Fund's net income available for distribution as dividends.

      INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      The independent registered public accountants to the Fund are [__________], [_____]. [______] conducts annual audits of the Fund's financial statements and assists in the review of the Fund's federal and state income tax returns.



      LEGAL COUNSEL

      Ropes & Gray LLP, One Embarcadero Center, Suite 2200, San Francisco, CA 94111 is legal counsel to HighMark Funds.

                             ADDITIONAL INFORMATION

      PROXY VOTING POLICIES AND PROCEDURES

      The Board of Trustees of HighMark Funds has delegated the authority to vote proxies on behalf of the Fund to HighMark Capital Management. Descriptions of the proxy voting policies and procedures of HighMark Capital Management are attached as Appendix B.

      DESCRIPTION OF SHARES

      HighMark Funds is a Massachusetts business trust. HighMark Funds' Declaration of Trust was originally filed with the Secretary of State of The Commonwealth of Massachusetts on March 10, 1987. The Declaration of Trust, as amended, authorizes the Board of Trustees to issue an unlimited number of Shares, which are units of beneficial interest, without par value. HighMark Funds' Declaration of Trust, as amended, further authorizes the Board of Trustees to establish one or more series of Shares of HighMark Funds, and to classify or reclassify the Shares of any series into one or more classes by setting or changing in any one or more respects the preferences, designations, conversion or other rights, restrictions, limitations as to dividends, conditions of redemption, qualifications or other terms applicable to the Shares of such class, subject to those matters expressly provided for in the Declaration of Trust, as amended, with respect to the Shares of each series of HighMark Funds. HighMark Funds presently consists of twenty series of Shares, representing units of beneficial interest in the Large Cap Growth Fund, the Large Cap Value Fund, the Balanced Fund, the Value Momentum Fund, the Core Equity Fund, the Small Cap Growth Fund, the Small Cap Value Fund, the Small Cap Advantage Fund, the International Opportunities Fund, the Bond Fund, the Short Term Bond Fund, the California

Intermediate Tax-Free Bond Fund, the National Intermediate Tax-Free Bond Fund, the Diversified Money Market Fund, the U.S. Government Money Market Fund, the 100% U.S. Treasury Money Market Fund, the California Tax-Free Money Market Fund, the Income Plus Allocation Fund, the Growth & Income Allocation Fund, and the Capital Growth Allocation Fund. Pursuant to a Multiple Class Plan, the Fund and all the other series of HighMark Funds may, from time to time, be divided into as many as five classes of Shares, designated Class A, Class B, Class C, Class S and Fiduciary Shares. Effective January 31, 2004, the Class B Shares are not being offered for purchase except to existing investors in connection with the reinvestment of dividends on previously acquired Class B Shares or the exchange of Class B Shares of one series of HighMark Funds for Class B Shares of another series of HighMark Funds. The Trustees of HighMark Funds have determined that currently no conflict of interest exists among the Class A, Class B, Class C and Class S Shares. On an ongoing basis, the Trustees of HighMark Funds, pursuant to their fiduciary duties under the 1940 Act and state laws, will seek to ensure that no such conflict arises.

      Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses and this Statement of Additional Information, the Fund's Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of HighMark Funds, shareholders of the Fund are entitled to receive the assets available for distribution belonging to the Fund and a proportionate distribution, based upon the relative asset values of the respective series of HighMark Funds, of any general assets not belonging to any particular series of HighMark Funds that are available for distribution. Upon liquidation or dissolution of HighMark Funds, shareholders of a class of Shares of a series are entitled to receive the net assets of the series attributable to such class.

      As used in the Prospectuses and in this Statement of Additional Information, "assets belonging to the Fund" means the consideration received by HighMark Funds upon the issuance or sale of Shares in the Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds, and any general assets of HighMark Funds not readily identified as belonging to the Fund or other series of HighMark Funds that are allocated to the Fund by HighMark Funds' Board of Trustees. Such allocations of general assets may be made in any manner deemed fair and equitable, and it is anticipated that the Board of Trustees will use the relative net asset values of the Fund and all the other series of HighMark Funds at the time of allocation. Assets belonging to the Fund are charged with the direct liabilities and expenses of the Fund, and with a share of the general liabilities and expenses of HighMark Funds not readily identified as belonging to the Fund or other series of HighMark Funds that are allocated to the Fund in proportion to the relative net asset values of the Fund and other series of HighMark Funds at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of HighMark Funds to the Fund or other series of HighMark Funds will be determined by the Board of Trustees and will be in accordance with generally accepted accounting principles. Determinations by the Board of Trustees as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to the Fund or other series of HighMark Funds are conclusive.

      Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as HighMark Funds shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding Shares of each series of HighMark Funds affected by the matter. For purposes of determining whether the approval of a majority of the outstanding Shares of the series of HighMark Funds will be required in connection with a matter, a series will be deemed to be affected by a matter unless it is clear that the interests of the series in the matter are identical with the other series of HighMark Funds, or that the matter does not affect any interest of the series.

      Under Rule 18f-2, the approval of an investment advisory agreement or any change in fundamental investment policy would be effectively acted upon with respect to the Fund only if approved by a majority of the outstanding Shares of the Fund. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of HighMark Funds voting without regard to series.


      Although not governed by Rule 18f-2, Class A and Class C Shares of the Fund have exclusive voting rights with respect to matters pertaining to the Fund's Distribution Plans.


      SHAREHOLDER AND TRUSTEE LIABILITY

      Under Massachusetts law, holders of units of interest in a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, HighMark Funds' Declaration of Trust, as amended, provides that shareholders shall not be subject to any personal liability for the obligations of HighMark Funds, and that every written agreement, obligation, instrument, or undertaking made by HighMark Funds shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust, as amended, provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Declaration of Trust, as amended, also provides that HighMark Funds shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of HighMark Funds, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which HighMark Funds itself would be unable to meet its obligations.

      The Declaration of Trust, as amended, states further that no Trustee, officer, or agent of HighMark Funds shall be personally liable in connection with the administration or preservation of the assets of the trust or the conduct of HighMark Funds' business, nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust, as amended, also provides that all persons having any claim against the Trustees or HighMark Funds shall look solely to the assets of the trust for payment.

      SHARE OWNERSHIP

      As of September 30, 2005, the Fund had no Shares outstanding.

      MISCELLANEOUS


      Shareholders are entitled to one vote for each Share held in the Fund as determined on the record date for any action requiring a vote by the shareholders, and a proportionate fractional vote for each fractional Share held. Shareholders of HighMark Funds will vote in the aggregate and not by series or class except (i) as otherwise expressly required by law or when HighMark Funds' Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or particular class, and (ii) only the Retail Shares covered under a particular Distribution Plan will be entitled to vote on matters submitted to a shareholder vote relating to such Distribution Plan. HighMark Funds is not required to hold regular annual meetings of shareholders, but may hold special meetings from time to time.

      HighMark Funds' Trustees are elected by shareholders of HighMark Funds, except that vacancies may be filled by vote of the Board of Trustees. HighMark Funds is not required to hold meetings of shareholders for the purpose of electing Trustees except that (i) HighMark Funds is required to hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders and
(ii) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may be filled only by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of Shares representing two-thirds of the outstanding Shares of HighMark Funds at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of Shares representing not less than 10% of the outstanding Shares of HighMark Funds. Upon written request by the holders of Shares representing 1% of the outstanding Shares of HighMark Funds stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, HighMark Funds will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees may continue to hold office and may appoint successor Trustees.


      HighMark Funds is registered with the SEC as a management investment company. Such registration does not involve supervision by the SEC of the management or policies of HighMark Funds.

      The Prospectuses and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

      The Prospectuses and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made.

      No salesperson, dealer, or other person is authorized to give any information or make any representation regarding the securities described herein other than information or representations contained in the Prospectuses and this Statement of Additional Information.

                                   APPENDIX A

The nationally recognized statistical rating organizations (individually, an "NRSRO") that may be utilized by the Fund with regard to portfolio investments for the Fund include Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Fitch IBCA, Duff & Phelps ("Fitch IBCA"), and Thomson BankWatch, Inc. ("Thomson"). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by the Fund and the description of each NRSRO's ratings is as of the date of this Statement of Additional Information, and may subsequently change.

LONG-TERM DEBT RATINGS (may be assigned, for example, to corporate and municipal bonds)

Description of the five highest long-term debt ratings by Moody's (Moody's applies numerical modifiers (1,2, and 3) in each rating category to indicate the security's ranking within the category):

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Description of the five highest long-term debt ratings by S & P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification):


AAA An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.


Description of the three highest long-term debt ratings by Fitch IBCA:


AAA Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.


SHORT-TERM DEBT RATINGS (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit)


Moody's description of its three highest short-term debt ratings:

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

                  -     Leading market positions in well-established industries.

                  -     High rates of return on funds employed.

                  - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

                  - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

                  - Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.


S & P's description of its three highest short-term debt ratings:

A-1 A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Fitch IBCA's description of its three highest short-term debt ratings:

F1 Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.


F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

Short-Term Loan/Municipal Note Ratings


Moody's description of its two highest short-term loan/municipal note ratings:


MIG 1/VMIG 1      This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2      This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

Short-Term Debt Ratings


Thomson BankWatch, Inc. ("TBW") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries.


BankWatch(TM) Ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

The TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned.

The TBW Short-Term Rating apply only to unsecured instruments that have a maturity of one year or less.

The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal or interest.

TBW-1 The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

TBW-2 The second-highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

TBW-3 The lowest investment-grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

TBW-4 The lowest rating category; this rating is regarded as non investment grade and therefore speculative.

                                   APPENDIX B

SUMMARY OF THE PROXY VOTING POLICIES AND PROCEDURES OF HIGHMARK CAPITAL
MANAGEMENT

      It is HighMark Capital Management's (HCM) policy that proxies be voted in a manner that is consistent with the interests of its clients, including each HighMark Fund.


      For all series of HighMark Funds managed by a sub-adviser pursuant to an agreement with HCM, HCM delegates proxy voting to the respective sub-adviser. HCM expects the sub-adviser to vote such proxies, as well as to maintain and make available appropriate proxy voting records, according to policies adopted by the sub-adviser which are in compliance with applicable law. As part of its sub-adviser review process, HCM will at least annually review the sub-adviser's voting policies and compliance with such policies, and will periodically monitor its proxy voting. HCM will require the sub-adviser to promptly notify HCM of any material changes to its voting policies or practices


      For proxies to be voted by HCM, HCM utilizes the services of an outside third party, Institutional Shareholder Services (ISS), to vote its proxies pursuant to guidelines set by ISS and approved by HCM. ISS is an agent of HCM and HCM retains the fiduciary duty to vote the proxies in the best interest of clients. HCM expects ISS to vote such proxies, as well as to maintain and make available appropriate proxy voting records, according to policies adopted by ISS which are in compliance with applicable law. HCM will at least annually review ISS's voting policies and compliance with such policies, and will periodically monitor its proxy voting. HCM will require ISS to promptly notify HCM of any material changes to its voting policies or practices


      HCM, through its Investment Policy Committee (IPC), reserves the right to withdraw any proxy from ISS and to vote such proxy according to guidelines established by the IPC. HCM shall withdraw any proposed proxy vote from ISS in the event that HCM determines that the proposed vote by ISS would not be consistent with HCM's fiduciary duty to a HighMark Fund. Before deciding to vote any proxy the IPC shall determine whether HCM or any of its affiliates have a significant business, personal or family relationship that could give rise to a material conflict of interest with regard to the proxy vote. If a conflict of interest exists, HCM will retain an independent fiduciary to vote the proxy. To determine whether a material conflict exists, the IPC shall perform a reasonable investigation of information relating to possible conflicts of interest by relying on information about HCM and its affiliates that is publicly available or is generally known by HCM's employees, and on other information actually known by any IPC member. IPC members have a duty to disclose to the IPC conflicts of interest of which the member has actual knowledge but which have not been identified by the IPC in its investigation. The IPC cannot pursue investigation of possible conflicts when the information it would need is (i) non-public, (ii) subject to information blocking procedures, or (iii) otherwise not readily available to the IPC. If a director, officer or employee of HCM, not involved in the proxy voting process, contacts any IPC member for the purpose of influencing how a proxy is voted, the member has a duty to immediately disclose such contact to the IPC and the IPC shall contact legal counsel who will be asked to recommend an appropriate course of action. All appropriate records regarding proxy-voting activities are maintained by ISS. HCM makes its proxy voting records available to each HighMark Fund and its shareholders, as required by law. HCM complies with the requirements of the Advisers Act and the Investment Company Act, and rules thereunder, and the fiduciary requirements of ERISA and the Department of Labor (DOL) guidelines with respect to voting proxies.

PART C. OTHER INFORMATION

ITEM 22. EXHIBITS

                  (a)   (1)   Declaration of Trust, dated March 10, 1987, is
                              incorporated by reference to Exhibit (1)(a) of Pre-Effective Amendment No. 1 (filed May 15, 1987) to Registrant's Registration Statement on Form
                              N-1A.

                        (2) Amendment to Declaration of Trust, dated April 13, 1987, is incorporated by reference to Exhibit
                              (1)(b) of Pre-Effective Amendment No. 1 (filed May 15, 1987) to Registrant's Registration Statement on Form N-1A.

                        (3) Amendment to Declaration of Trust, dated July 13, 1987, is incorporated by reference to Exhibit
                              (1)(c) of Pre-Effective Amendment No. 2 (filed July 24, 1987) to Registrant's Registration Statement on Form N-1A.

                        (4) Amendment to Declaration of Trust, dated July 30, 1987, is incorporated by reference to Exhibit
                              (1)(d) of Pre-Effective Amendment No. 3 (filed July 31, 1987) to Registrant's Registration Statement on Form N-1A.

                        (5) Amendment to Declaration of Trust, dated October 18, 1996, is incorporated by reference to Exhibit
                              (1)(e) of Post-Effective Amendment No. 18 (filed November 8, 1996) to Registrant's Registration Statement on Form N-1A.

                        (6) Amendment to Declaration of Trust, dated December 4, 1996, is incorporated by reference to Exhibit
                              (1)(f) of Post-Effective Amendment No. 19 (filed December 13, 1996) to Registrant's Registration Statement on Form N-1A.

                  (b)   (1)   Amended and Restated Code of Regulations, dated
                              June 5, 1991, is incorporated by reference to
                              Exhibit 2 of Post-Effective Amendment No. 7 (filed
                              September 30, 1991) to Registrant's Registration
                              Statement on Form N-1A.

                        (2) Amendment to Amended and Restated Code of Regulations, dated December 4, 1991, is incorporated by reference to Exhibit 2(b) of Post-Effective Amendment No. 8 (filed September 30, 1992) to Registrant's Registration Statement on Form N-1A.

                  (c)   RIGHTS OF SHAREHOLDERS

                  The following portions of Registrant's Declaration of Trust incorporated as Exhibit (a) hereto, define the rights of shareholders:

                  5.1   SHARES IN THE SERIES OF THE TRUST.

                        A. The Trustees shall have full power and authority, in their sole discretion, without obtaining the prior approval of the Shareholders (either with respect to the Trust as a whole or with respect to any series of the Trust) by vote or otherwise, to establish one or more series of Shares of the Trust. The establishment of any such series shall be effective upon the adoption by a majority of the Trustees then in office of a resolution establishing such series and setting the voting rights, preferences, designations, conversion or other rights, restrictions, limitations as to distributions, conditions of redemption, qualifications, or other terms of the Shares of such series. The beneficial interest in each series of the Trust shall at all times be divided into full and fractional transferable Shares without par value. There is no numerical limitation on the number of Shares of a series that may be issued. The investment objective, policies, and restrictions governing the management and operations of each series of the Trust, including the management of assets belonging to any particular series, may from time to time be changed or supplemented by the Trustees, subject to the requirements of the Act. The Trustees may from time to time divide or combine the outstanding Shares of any one or more series of the Trust into a greater or lesser number without thereby changing their proportionate beneficial interests in the Trust assets allocated or belonging to such series.

                              Subject to the respective voting rights,
                        preferences, participating or other special rights and qualifications, restrictions, and limitations expressly provided for in this Declaration of Trust or the Code of Regulations with respect to Shares of each series of the Trust, the Trustees have the power to classify or reclassify Shares of any series of the Trust into one or more classes by setting or changing in any one or more respects, from time to time, the preferences, designations, conversion or other rights, restrictions, limitations as to dividends, conditions of redemption, qualifications, or other terms applicable to Shares of such class. All references in this Declaration of Trust to Shares of any series of the Trust shall include and refer to the Shares of any class thereof.

                        B. Shares of each series of the Trust shall have the following preferences, participating or other special rights, qualifications, restrictions and limitations:

                              (1) ASSETS BELONGING TO A SERIES. All
                        consideration received by the Trust for the issue or sale of Shares of any series, together with all assets in which such consideration is invested or reinvested, including any proceeds derived from the sale, exchange, or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall be referred to as "assets belonging to" that series. In addition, any assets, income, earnings, profits or proceeds thereof, or funds or payments which are not readily identifiable as belonging to a particular series shall be allocated by the Trustees to one or more series (such allocation to be conclusive and binding upon the Shareholders of all series for all purposes) in such manner as they, in their sole discretion, deem fair and equitable, and shall also be referred to as "assets belonging to" such series. Such assets belonging to a particular series shall irrevocably belong for all purposes to the Shares of the series, and shall be so handled upon the books of account of the Trust. Such assets and the income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange, or liquidation thereof, and any funds or payments derived from any reinvestment of such proceeds in whatever form, are herein referred to as "assets belonging to" such a series. Shareholders of any series shall have no right, title or interest in or to the assets belonging to any other series.

                              (2) LIABILITIES BELONGING TO A SERIES. The assets
                        belonging to any series of the Trust shall be charged with the direct liabilities in respect of such series and with all expenses, costs, charges, and reserves attributable to such series, and shall also be charged with the share of such series of the general liabilities, expenses, costs, charges, and reserves of the Trust which are not readily identifiable as belonging to a particular series in proportion to the relative net assets of the respective series, as determined at such time or times as may be authorized by the Trustees. Any such determination by the Trustees shall be conclusive and binding upon the Shareholders of all series for all purposes; provided, however, that under no circumstances shall the assets allocated or belonging to any series of the Trust be charged with liabilities directly attributable to any other series. The liabilities so charged to a series are herein referred to as "liabilities belonging to" such series. All persons who may have extended credit to a particular series or who have contracts or claims with respect to a particular series shall look only to the assets of that particular series for payment of such contracts or claims.

                              (3) LIQUIDATING DISTRIBUTIONS. In the event of the
                        termination of the Trust or a particular series thereof and the winding up of its affairs, the Shareholders of the Trust or such particular series shall be entitled to receive out of the assets of the Trust or belonging to the particular series, as the case may be, available for distribution to Shareholders, but other than general assets not belonging to any particular series of the Trust, the assets belonging to such series; and the assets so distributable to the Shareholders of any series shall be distributed among such Shareholders in proportion to the number of Shares of such series held by them and recorded in their names on the books of the Trust. In the event that there are any general assets not belonging to any particular series of the Trust available for distribution, such distribution shall be made to the Shareholders of all series subject to such termination and winding up in proportion to the relative net assets of the respective series determined as hereinafter provided and the number of Shares of such series held by them and recorded in their names on the books of the Trust.

                              (4) DIVIDENDS AND DISTRIBUTIONS. Shares of each
                        series shall be entitled to such dividends and distributions in Shares or in cash or both, as may be declared from time to time by the Trustees, acting in their sole discretion, with respect to such series, provided, however, that dividends and distributions on Shares of a particular series shall be paid only out of the lawfully available "assets belonging to" such series as such term is defined in this Declaration of Trust.

                  5.2 PURCHASE OF SHARES. The Trustees may accept investments in each series of the Trust from such Persons for such consideration and on such other terms as they may from time to time authorize. The Trust may reject any order for, or refuse to give effect on the books of the Trust to the transfer of, any Shares as permitted under the Act. Each such investment shall be credited to the Shareholder's account in the form of full and fractional Shares of the appropriate series of the Trust, at the net asset value per Share next computed after receipt of the investment.

                  5.3 NET ASSET VALUE PER SHARE. The net asset value per Share of each series of the Trust shall be computed at such time or times as the Trustees may specify pursuant to the Act. Assets shall be valued and net asset value per Share shall be determined by such Person or Persons as the Trustees may appoint under the supervision of the Trustees in such manner not inconsistent with the Act and any orders of the Securities and

                  Exchange Commission received by the Trust, as the Trustees may determine.

                  5.4 OWNERSHIP OF SHARES. The ownership of Shares shall be recorded separately with respect to each series on the record books of the Trust. Certificates for Shares shall be issued to holders of such Shares only upon the authorization of the Trustees, in their discretion, to issue such certificates, and shall be issued, if at all, subject to such rules and regulations as the Trustees may determine. The Trustees may make such rules as they consider appropriate for the transfer of Shares and similar matters. The record books of the Trust shall be conclusive as to the identity of holders of Shares and as to the number of Shares of each series held by each Shareholder.

                  5.5 PREEMPTIVE RIGHTS. Shareholders shall have no preemptive or other rights to subscribe to any additional Shares or other securities issued by the Trust or by the Trustees.

                  5.6 REDEMPTION OF SHARES. To the extent of the assets of the Trust legally available for such redemption, a Shareholder of any series of the Trust shall have the right, subject to the provisions of Section 5.7 hereof, to require the Trust to redeem his full and fractional Shares of any series out of assets belonging to such series at a redemption price equal to the net asset value per Share next determined after receipt of a request to redeem in proper form as determined by the Trustees. The Trustees shall establish such rules and procedures as they deem appropriate for redemption of Shares; PROVIDED, HOWEVER, that all redemptions shall be in accordance with the Act. Without limiting the generality of the foregoing, the Trust shall, to the extent permitted by applicable law, have the right at any time to redeem the Shares owned by any holder thereof (i) if the value of such Shares in an account maintained by the Trust or its transfer agent for any Shareholder with respect to any series of the Trust is less than the amount specified by resolution of the Trustees; PROVIDED, HOWEVER, that any such Shareholder shall be notified that the value of his account is less than such amount, and shall be allowed such period of time as specified by resolution of the Trustees to make additional purchases of Shares of the appropriate series so that the value of his account may be increased before any such involuntary redemption is processed by the Trust; or (ii) if the net income with respect to any particular series of the Trust should be negative or it should otherwise be appropriate to carry out the Trust's responsibilities under the Act, in each case subject to such further terms and conditions as the Board of Trustees of the Trust may from time to time adopt. The redemption price of Shares of any series of the Trust shall, except as otherwise provided in this section, be the net asset value thereof as determined by the Board of Trustees of the Trust from time to time in accordance with the provisions of applicable law, less such redemption fee or other charge, if any, as may be fixed by resolution of the Board of Trustees of the Trust. When the net income with respect to any particular series of the Trust is negative or whenever deemed appropriate by the Board of Trustees of the Trust in order to carry out the Trust's responsibilities under the Act, any series of the Trust may, without payment of compensation but in consideration of the interests of the Trust or a particular series thereof and of the Shareholders of the Trust or of such series in maintaining a constant net asset value per Share with respect to such series, redeem pro rata from each holder of record on such day, such number of full and fractional Shares of such series as may be necessary to reduce the aggregate number of outstanding Shares of such series in order to permit the net asset value thereof to remain constant. Payment of the redemption price, if any, shall be made in cash by the appropriate series of the Trust at such time and in such manner as may be determined from time to time by the Board of Trustees of the Trust unless, in the opinion of the Board of Trustees, which shall be conclusive and binding upon the Shareholders for all purposes, conditions exist which make payment wholly in cash unwise or undesirable; in such event the appropriate series of the Trust may make payment in the assets belonging or allocable to such series, the value of which shall be determined as provided herein.

                  5.7 SUSPENSION OF RIGHT OF REDEMPTION. The Trustees may suspend the right of redemption by Shareholders or postpone the date of payment or the recordation of transfer of Shares of any series, as permitted under the Act or applicable law. Such suspension or postponement shall take effect at such time as the Trustees shall specify but not later than the close of business of the business day following the declaration of suspension or postponement, and thereafter there shall be no right of redemption or payment or transfer until the Trustees shall declare the suspension at an end. In case of suspension of the right of redemption, a Shareholder may either withdraw his request for redemption or receive payment based on the net asset value existing after the termination of the suspension.

                  5.8 CONVERSION RIGHTS. The Trustees shall have the authority to provide from time to time that the holders of Shares of any series shall have the right to convert or exchange said Shares for or into Shares of one or more other series in accordance with such requirements and procedures as may be established from time to time by the Trustees.

                  8. SHAREHOLDER'S VOTING POWERS AND MEETINGS. Shareholders shall have such power to vote as is provided in, and may hold meetings and take actions pursuant to the provisions of this Declaration of Trust or the Code of Regulations.

                  9.4 LIMITATION OF SHAREHOLDER LIABILITY. Shareholders shall not be subject to any personal liability in connection with the assets of the Trust for the acts or obligations of the Trust. The Trustees shall have no power to bind any Shareholder personally or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time, personally agree to pay by way of subscription to any Share or otherwise. Every obligation, contract, instrument, certificate, Share, other security or undertaking of the Trust, and every other act whatsoever executed in connection with the Trust shall be conclusively presumed to have been executed or done by the executors thereof only in their capacities as Trustees under this Declaration of Trust or in their capacity as officers, employees, or agents of the Trust, and not individually. Every note, bond, contract, order, or other undertaking issued by or on behalf of the Trust or the Trustees relating to the Trust or to any series of the Trust, and the stationery used by the Trust, shall include a recitation limiting the obligation represented thereby to the Trust and its assets (but the omission of such a recitation shall not operate to bind any Shareholder), as follows:

                  "The names 'HighMark Funds' and 'Trustees of HighMark Funds' refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under this Declaration of Trust dated March 10, 1987 to which reference is hereby made and a copy of which is on file at the office of the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of 'The Merus Group' entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, Shareholders or representatives of the Trust personally, but bind only the assets of the Trust, and all persons dealing with any series of Shares of the Trust must look solely to the assets of the Trust belonging to such series for the enforcement of any claims against the Trust."

                  The rights accruing to a Shareholder under this Section 9.4 shall not exclude any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided for herein PROVIDED, HOWEVER, that a Shareholder of any series of the Trust shall be indemnified only from assets belonging to that series.

                  9.5 INDEMNIFICATION OF SHAREHOLDERS. In case any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder

                  (or his heirs, executors, administrators, or other legal representatives, or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the Trust estate to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust shall, upon request by the Shareholder, assume the defense of any claim made against any Shareholder for any act or obligations of the Trust, and shall satisfy any judgment thereon.

                  9.6 LIABILITIES OF A SERIES. Liabilities belonging to any series of the Trust, including, without limitation, expenses, fees, charges, taxes, and liabilities incurred or arising in connection with a particular series, or in connection with the management thereof, shall be paid only from the assets belonging to that series.

                  10.3 TERMINATION OF TRUST. This Trust shall continue without limitation of time; PROVIDED, HOWEVER, that:

                        A. The Trustees, with the vote of a majority of the outstanding Shares of any series of the Trust, may sell and convey the assets belonging to such series to another I trust or corporation organized under the laws of any state of the United States, which is a management investment company as defined in the Act, for an adequate consideration which may include the assumption of all outstanding obligations, taxes, and other liabilities, accrued or contingent, of the series and which may include beneficial interests of such trust or stock of such corporation. Upon making provision for the payment of all such liabilities, by such assumption or otherwise, the Trustees shall distribute the remaining proceeds ratably among the holders of the Shares of the series then outstanding.

                        B. The Trustees, with the vote of a majority, of the outstanding Shares of any series of the Trust, may sell and convert into money all the assets belonging to such series. Upon making provision for the payment of all outstanding obligations, taxes, and other liabilities, accrued or contingent, of the series, the Trustees shall distribute the remaining assets belonging to such series ratably among the holders of the outstanding Shares of the series.

                        C. Without the vote of a majority of the outstanding Shares of any series of the Trust (unless Shareholder approval is otherwise required by applicable law), the Trustees may combine the assets belonging to any two or more series into a single series if the Trustees reasonably determine that such combination will not have a material adverse effect on the Shareholders of each series affected thereby.

                        D. After the effective date of the determination of the Trustees under paragraph A or B above,

                              (1) The Trust shall carry on no business relating to the assets of such series except for the purpose of winding up the affairs of such series.

                              (2) The Trustees shall proceed to wind up the affairs of such series and all of the powers of the Trustees under this Declaration of Trust shall continue until the affairs of such series shall have been wound up, including the power to fulfill or discharge the contracts of the Trust relating to such series, to collect assets of such series, to sell, convey, assign, exchange, transfer, or otherwise dispose of all or any part of the remaining assets of such class to one or more Persons at public or private sale for consideration that may consist in whole or in part of cash, securities, or other property of any kind, to discharge or pay its liabilities, and to do all other acts appropriate to liquidate the business of such series.

                              Upon completion of the distribution of the remaining proceeds or the remaining assets as provided in paragraphs A and B of this section, the Trustees may authorize the termination of that series of the Trust. Such termination shall be effective upon filing with the State Secretary of the Commonwealth of Massachusetts of an instrument setting forth such termination, at which time the Trustees shall be discharged of any and all further liabilities and duties hereunder relating to such series and the right, title and interest of all parties shall be cancelled and discharged with respect to such series. Such instrument shall constitute an amendment to this Declaration of Trust when filed with the State Secretary of the Commonwealth of Massachusetts as provided in this Title X.

                  10.8  AMENDMENT PROCEDURE.

                        A. Subject to the provisions of subsections B and C of this Section 10.8, this Declaration of Trust may be amended by the affirmative vote of the holders of not less than a majority of the outstanding Shares (except that an amendment which shall affect the holders of one or more series of Shares but not the holders of all outstanding series shall be authorized by vote of the Shareholders holding a majority of the Shares entitled to vote of each series affected and no vote of Shareholders of a series not affected shall be required) or by any larger vote as may be required by any provisions of applicable law.

                        B. Notwithstanding any other provisions hereof, until such time as a Registration Statement under the Securities Act of 1933, as amended, covering the first public offering of securities of the Trust shall have become effective, this Declaration of Trust may be terminated or amended in any respect by the affirmative vote of a majority of the Trustees.

                        C. The Trustees may also amend this Declaration without the vote of Shareholders to cure any error or ambiguity or to change the name of the Trust or, if they deem it necessary, to conform this Declaration of Trust to the requirements of applicable state or federal laws or regulations or the requirements of the regulated investment company provisions of the Internal Revenue Code of 1986, but the Trustees shall not be liable for failing to do so.

                  The following portions of Registrant's Code of Regulations incorporated as Exhibit (b) hereto, define the rights of shareholders:
                  1.1 VOTING POWERS. The Shareholders shall have power to vote
                  (a) for the election of Trustees as provided in Section 6.2 and Section 6.5 of the Declaration of Trust; (b) with respect to any amendment of the Declaration of Trust to the extent and as provided in Section 10.8 of the Declaration of Trust; (c) with respect to any restrictions, or amendments thereto, upon the investment of the assets of the Trust to the extent and as provided in Article V of these Regulations; (d) with respect to the approval of investment advisory agreements (as provided in Section 7.1 of the Declaration of Trust), and with respect to distribution agreements entered into on behalf of the Trust or one or more series thereof, to the extent required by the Investment Company Act of 1940; (e) with respect to matters relating to any termination of the Trust or to incorporation to the extent and as provided in Section 10.3 and Section 10.4, respectively, of the Declaration of Trust; (f) with respect to such additional matters relating to the Trust as may be required by law, the Declaration of Trust, these Regulations, or by any requirements applicable to or agreement of the Trust, or as the Trustees may consider desirable; and
                  (g) to the same extent as the stockholders of a Massachusetts business corporation, when considering whether a court action, proceeding, or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders; PROVIDED, HOWEVER, that no Shareholder of a particular series shall be entitled to bring, or to vote in respect of, any class or derivative action not on behalf of the series of the Trust in respect of which the Shareholder owns Shares. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote. There shall be no cumulative voting. Shares may be voted in person or by proxy. The authorization for a proxy to act may be obtained by written authorization or by telephone, facsimile or alternative transmission, provided that such telephone or facsimile transmission is performed in accordance with Telephonic and Facsimile Voting Procedures adopted by the Board of Trustees. On any matter submitted to a vote of the Shareholders, all Shares shall be voted in the aggregate and not by individual series, except (i) where required law, Shares shall be voted by individual series, and
                  (ii) if the Trustees shall have determined that a matter affects the interests only of one or more series, then only the Shareholders of such affected series shall be entitled to vote thereon. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required or permitted by law, the Declaration of Trust, or these Regulations to be taken by Shareholders.

                  1.2 MEETINGS. Meetings of Shareholders of the Trust may be called by the Trustees, and shall be called by the Trustees whenever required by law or upon the written request of holders of at least twenty percent of all the outstanding Shares entitled to vote.

                  1.3 QUORUM AND REQUIRED VOTE. At any meeting of the Shareholders, a quorum for the transaction of business shall consist of a majority represented in person or by proxy of the outstanding Shares (without regard to individual series) entitled to vote with respect to a matter; PROVIDED, HOWEVER, that at any meeting at which the only actions to be taken are actions required by law, to be taken by vote of the Shareholders of an individual series, a quorum shall consist of a majority of the outstanding Shares of such individual series entitled to vote thereon, and that at any meeting at which the only actions to be taken shall have been determined by the Board of Trustees to affect the rights and interests of one or more but not all series of the Trust, a quorum shall consist of a majority of the outstanding Shares of the series so affected; and PROVIDED, FURTHER, that any reasonable adjournments of such meeting until a quorum is obtained may be made by a vote of the Shares present in person or by proxy. A majority of the votes shall decide any question and a plurality shall elect a Trustee, subject to any applicable requirements of law or of the Declaration of Trust or these Regulations; PROVIDED, HOWEVER, that when any provision of law or of the Declaration of Trust or these Regulations requires the holders of Shares of any particular series to vote by series and not in the aggregate with respect to a matter, then a majority of the outstanding Shares of that series shall decide such matter insofar as that particular series shall be concerned. As used in these Regulations, the term "vote of a majority of the outstanding Shares" (the 67% or 50% requirement of the third sentence of Section 2(a)(42) of the Investment Company Act of 1940) shall have the same meaning given such term in the Investment Company Act of 1940; PROVIDED, HOWEVER, that such term may be used herein with respect to Shares of the Trust as a whole, or with respect to Shares of a particular series of the Trust, as the context may require.

                  1.4 NOTICE. Written notice, stating the place, day, and hour of each meeting of Shareholders and the general nature of the business to be transacted, shall be given by, or at the direction of, the person calling the meeting to each Shareholder of record entitled to vote at the meeting at least ten days prior to the day named for the meeting, unless in a particular case a longer period of notice is required by law. Any adjournments of a meeting of Shareholders may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice.

                  1.5 SHAREHOLDERS' LIST. The officer or agent having charge of the transfer books for Shares of the Trust shall make, at least five days before each meeting of Shareholders, a complete list of the Shareholders entitled to vote at the meeting, arranged in alphabetical order with the address of and the number of Shares held by each such Shareholder. The list shall be kept on file at the office of the Trust and shall be subject to inspection by any Shareholders at any time during usual business hours, and shall also be produced and kept open at the time and place of each meeting of Shareholders and shall be subject to the inspection of any Shareholder during each meeting of Shareholders.

                  1.6 RECORD DATE. The Trustees may fix a time (during which they may close the Share transfer books of the Trust) not more than ninety (90) days prior to the date of any meeting of Shareholders as a record date for the determination of the Shareholders entitled to notice of, or to vote at, any such meeting; only such Shareholders as shall be Shareholders of record at the close of business on the date so fixed shall be entitled to notice of, or to vote at, such meeting, notwithstanding any transfer of any Shares on the books of the Trust after any record date fixed, as aforesaid. The Trustees may also fix a time (during which they may close the Share transfer books of the Trust) not more than fifty (50) days prior to the payment of any dividend, or the date of the allotment of rights or the date when any change or conversion or exchange of Shares shall go into effect, as a record date for the determination of the Shareholders entitled to receive payment of any such dividend, or to receive any such allotment of rights, or to exercise such rights, as the case may be; only such Shareholders as shall be Shareholders of record at the close of business on the date so fixed shall be entitled to receive payment of such dividend, or to receive such allotment of rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any Shares on the books of the Trust after any record date fixed, as aforesaid.

                  1.7 SHAREHOLDER ACTION BY WRITTEN CONSENT. Any action taken by Shareholders may be taken without a meeting if a majority of Shareholders entitled to vote on the matter (or such larger proportion thereof as shall be required by any express provision of law or the Declaration of Trust or these Regulations) consent to the action in writing and such written consents are filed with the records of the meetings of Shareholders. Such consent shall be treated for all purposes as a vote taken at a meeting of Shareholders.

                  3.1 FORM. Notices to Shareholders shall be in writing and delivered personally or mailed to the Shareholders at their addresses appearing on the books of the Trust. Notices to Trustees shall be oral or by telephone or telegram or in writing delivered personally or mailed to the trustees at their addresses appearing on the books of the Trust. Oral notice shall be deemed to be given when given directly to the person required to be notified and notice by mail shall be deemed to be given when deposited in the United States mail or with a telegraph office or courier service for transmission. Notices to Trustees need not state the purpose of a Regular or Special Meeting.

                  3.2 WAIVER. Whenever any notice of the time, place, or purpose of any meeting of Shareholders, Trustees, or committee is required to be given under the provisions of Massachusetts law or under the provisions of the Declaration of Trust or these Regulations, a wavier thereof in writing, signed by the person or persons entitled to such notice and filed with the records of the meeting, whether before or after the holding thereof, or actual attendance at the meeting of Shareholders in person or by proxy, or at the meeting of Trustees or committee in person, shall be deemed equivalent to the giving of such notice to such persons.

                  (d)   (1)   Investment Advisory Agreement between Registrant
                              and HighMark Capital Management, Inc., dated as of September 1, 1998 (the "Investment Advisory
                              Agreement"), is incorporated by reference to
                              Exhibit 5(a) of Post-Effective Amendment No. 25
                              (filed November 30, 1998) to Registrant's
                              Registration Statement on Form N-1A.


                        (2) Amended and Restated Schedule A to the Investment Advisory Agreement, dated as of December 15, 2004, is incorporated by reference to Exhibit (d)(2) of Post-Effective Amendment No. 45 (filed January 15,
                              2005) to Registrant's Registration Statement on Form N-1A.


                        (3) Investment Sub-Advisory Agreement between HighMark Capital Management, Inc. and Waddell & Reed Investment Management Company is incorporated by reference to Exhibit (d)(2) of Post-Effective Amendment No. 37 (filed September 27, 2002) to Registrant's Registration Statement on Form N-1A.

                        (4) Investment Sub-Advisory Agreement between HighMark Capital Management, Inc. and LSV Asset Management is incorporated by reference to Exhibit (d)(3) of Post-Effective Amendment No. 37 (filed September 27, 2002) to Registrant's Registration Statement on Form N-1A.

                        (5) Investment Sub-Advisory Agreement between HighMark Capital Management,Inc. and Aronson+Johnson+Ortiz, LP dated March 28, 2003 is incorporated by reference to Exhibit (d)(5) of Post-Effective Amendment No. 39 (filed November 25, 2003) to Registrant's Registration Statement on Form N-1A.

                        (6) Investment Sub-Advisory Agreement between HighMark Capital Management, Inc. and Chartwell Investment Partners dated April 28, 2003 is incorporated by reference to Exhibit (d)(6) of Post-Effective Amendment No. 39 (filed November 25, 2003) to Registrant's Registration Statement on Form N-1A.

                  (e) Distribution Agreement between the Registrant and SEI Financial Services Company dated as of February 15, 1997 and re-executed January 30, 1998 is incorporated by reference to Exhibit (e)(1) of Post-Effective Amendment

                              No. 34 (filed September 28, 2001) to Registrant's Registration Statement on Form N-1A.

                  (f)         None.

                  (g) Custodian Agreement between Registrant and Union Bank of California, N.A., dated as of December 5, 2001 (the "Custodian Agreement"), is incorporated by reference to Exhibit (g)(1) of Post-Effective Amendment No. 37 (filed September 27, 2002) to Registrant's Registration Statement on Form N-1A.

                  (h)   (1)   Administration Agreement between Registrant and
                              SEI Fund Resources incorporated by reference to
                              Exhibit 9(a) of Post-Effective Amendment No. 20
                              (filed February 25, 1997) to Registrant's
                              Registration Statement on Form N-1A.


                        (2)   Amended and Restated Schedule to the
                              Administration Agreement between Registrant and SEI Investments Global Funds Services, dated as of September 29, 2004, is incorporated by reference to Exhibit (h)(2) of Post-Effective Amendment No. 45 (filed January 14, 2005) to Registrant's Registration Statement on Form N-1A.


                        (3) Sub-Administration Agreement between SEI Investments Mutual Funds Services and HighMark Capital Management, Inc. dated September 1, 1998 is incorporated by reference to Exhibit (h)(3) of Post-Effective Amendment No. 34 (filed September 28, 2001) to Registrant's Registration Statement on Form N1-A.

                        (4)   Amended and Restated Schedule A to the
                              Sub-Administration Agreement is incorporated by reference to Exhibit (h)(4) of Post-Effective Amendment No. 34 (filed September 28, 2001) to Registrant's Registration Statement on Form N-1A.

                        (5)   Amended and Restated Schedule B to the
                              Sub-Administration Agreement is incorporated by reference to Exhibit (h)(5) of Post-Effective Amendment No. 34 (filed September 28, 2001) to Registrant's Registration Statement on Form N-1A.

                        (6) Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company is incorporated by reference to Exhibit 9(c) of Post-Effective Amendment No. 20 (filed February 25, 1997) to Registrant's Registration Statement on Form N-1A.

                        (7) Amended and Restated Schedule A to the Transfer Agency and Service Agreement is incorporated by reference to Exhibit (h)(7) of Post-Effective Amendment No. 34 (filed September 28, 2001) to Registrant's Registration Statement on Form N-1A.

                        (8) Amendment to the Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company is incorporated by reference to Exhibit (h)(8) of Post-Effective Amendment No. 39 (filed November 25, 2003) to Registrant's Registration Statement on Form N-1A.

                        (9) Restated Shareholder Service Plan with respect to Class A Shares is incorporated by reference to Exhibit (h)(8) of Post-Effective Amendment No. 34 (filed September 28, 2001) to Registrant's Registration Statement on Form N-1A.

                        (10) Shareholder Service Plan with respect to Class B Shares is incorporated by reference to Exhibit
                              (h)(9) of Post-Effective Amendment No. 34 (filed September 28, 2001) to Registrant's Registration Statement on Form N-1A.

                        (11) Restated Shareholder Services Plan with respect to Fiduciary Shares is incorporated by reference to
                              Exhibit 15(a) of Post-Effective Amendment No. 25 (filed November 30, 1998) to Registrant's Registration Statement on Form N-1A.

                        (12) Amended and Restated Schedule A to the Restated Shareholder Services Plan with respect to Fiduciary Shares is incorporated by reference to Exhibit (h)(11) of Post-Effective Amendment No. 34 (filed September 28, 2001) to Registrant's Registration Statement on Form N-1A.



                  (i)   (1)   Opinion and Consent of Counsel, dated September
                              29, 2004, as to shares registered is incorporated by reference to Exhibit (i) of Post-Effective
                              Amendment No. 43 (filed September 29, 2004) to
                              Registrant's Registration Statement on form N-1A.

                        (2) Opinion and Consent of Counsel, dated January 14, 2005, as to shares registered is incorporated by reference to Exhibit (i)(2) of Post-Effective Amendment No. 45 (filed January 14, 2005) to Registrant's Registration Statement on Form N-1A.

                  (j)         None.


                  (k)         None.

                  (l)         None.

                  (m)   (1)   Restated Distribution Plan with respect to Class A
                              Shares is incorporated by reference to Exhibit
                              (m)(1) of Post-Effective Amendment No. 34 (filed
                              September 28, 2001) to Registrant's Registration
                              Statement on Form N-1A.

                        (2) Amended Class B Distribution Plan dated June 18, 2003 is incorporated by reference to Exhibit
                              (m)(2) of Post-Effective Amendment No. 39 (filed November 25, 2003) to Registrant's Registration Statement on Form N-1A.

                        (3) Amended Distribution and Shareholder Services Plan with respect to Class C Shares dated September 17, 2003 is incorporated by reference to Exhibit
                              (m)(3) of Post-Effective Amendment No. 39 (filed November 25, 2003) to Registrant's Registration Statement on Form N-1A.

                        (4) Distribution Plan with respect to Class S Shares is incorporated by reference to Exhibit (m)(5) of Post-Effective Amendment No. 28 (filed September 20, 1999) to Registrant's Registration Statement on Form N-1A.

                  (n) Amended Multiple Class Plan for HighMark Funds adopted by the Board of Trustees on March 24, 2005 is filed herewith.

                  (p)   (1)   Code of Ethics of HighMark Funds effective as of
                              March 24, 2005 is filed herewith.

                        (2) Code of Ethics of HighMark Capital Management, Inc. dated as of January 1, 2005 is filed herewith.

                        (3) Code of Ethics of Waddell & Reed Investment Management Company as revised May 25, 2005 is filed herewith.

                        (4) Code of Ethics of LSV Asset Management dated January 7, 2005 filed herewith.

                        (5) Code of Ethics of SEI Investments Global Funds Services and SEI Investments Funds Management, approved as of March 24, 2005, is filed herewith.

                        (6) Code of Ethics of Aronson+Johnson+Ortiz, LP effective January 3, 2005 is filed herewith.

                        (7) Code of Ethics of Chartwell Investment Partners as amended June 15, 2005 is filed herewith.


ITEM 23. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

      As of the effective date of this Registration Statement, there are no persons controlled by or under common control with the Registrant.

ITEM 24. INDEMNIFICATION

      Article IX, Section 9.2 of the Registrant's Declaration of Trust, filed or incorporated by reference as Exhibit (a) hereto, provides for the indemnification of Registrant's trustees and officers. Indemnification of the Registrant's principal underwriter, custodian, investment adviser, administrator and transfer agent is provided for, respectively, in Section 6 of the Distribution Agreement, filed or incorporated by reference as Exhibit (e) hereto, Section 16 of the Custodian Agreement, filed or incorporated by reference as Exhibit (g) hereto, Section 8 of the Investment Advisory Agreement, filed or incorporated by reference as Exhibit (d)(1) hereto, Section 5 of the Administration Agreement, filed or incorporated by reference as Exhibit (h)(1) hereto and Section 6 of the Transfer Agency and Service Agreement, filed or incorporated by reference as Exhibit
      (h)(6) hereto. Registrant has obtained from a major insurance carrier a trustees and officers' liability policy covering certain types of errors and omissions. In no event will Registrant indemnify any of its trustees, officers, employees or agents against any liability to which such person would otherwise be subject by reason of his willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of the duties involved in the conduct of his office or under his agreement with Registrant. Registrant will comply with Rule 484 under the Securities Act of 1933 and Release 11330 under the Investment Company Act of 1940 in connection with any indemnification.

      Insofar as indemnification for liability arising under the Securities Act of 1933 (the "1933 Act") may be permitted to trustees, officers, and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 25. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER AND SUB-ADVISORS

      HighMark Capital Management, Inc. (the "Adviser") performs investment advisory services for Registrant. The Adviser offers a wide range of investment management services to its clients in California, Oregon, and Washington and around the world. The Adviser is a subsidiary of Union Bank of California, N.A., which is a subsidiary of UnionBanCal Corporation, a publicly traded corporation, a majority of the shares of which are owned by The Bank of Tokyo-Mitsubishi, Ltd., a wholly owned subsidiary of Mitsubishi Tokyo Financial Group, Inc.

      To the knowledge of Registrant, none of the directors or officers of the Adviser, except those set forth below, is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers of the Adviser also hold positions with Union Bank of California, N.A., UnionBanCal Corporation, The Bank of Tokyo-Mitsubishi and/or The Bank of Tokyo-Mitsubishi's other subsidiaries.

      Listed below are the directors and certain principal executive officers of the Adviser, their principal occupations and, for the prior two fiscal years, any other business, profession, vocation, or employment of a substantial nature engaged in by such directors and officers:



                        POSITION WITH
NAME                    THE ADVISER                         PRINCIPAL OCCUPATION
----                    -----------                         --------------------
Jeffrey L. Boyle        Senior Vice President and           Senior Vice President, Sales
                        Sales Manager                       Union Bank of California
                                                            400 California Street
                                                            San Francisco, CA  94104

John J. King            Secretary                           Senior Vice President
                                                            Union Bank of California
                                                            400 California Street
                                                            San Francisco, CA  94104

Brian W. Smith*         Vice President and Assistant        Vice President
                        Treasurer                           Union Bank of California
                                                            400 California Street
                                                            San Francisco, CA  94104

Catherine Vacca**       Senior Vice President, Chief        Chief Compliance Officer
                        Compliance Officer and Assistant    HighMark Capital Management
                        Secretary                           475 Sansome Street
                                                            San Francisco, CA  94111

Earle A. Malm II        Member of the Board of Directors,   President and Chief Executive
                        Chairman of the Board, President    Officer
                        and Chief Executive                 HighMark Capital Management
                        Officer                             475 Sansome Street
                                                            San Francisco, CA 94111

Luke C. Mazur           Member of the Board of Directors    Chief Investment Officer
                        and Chief Investment Officer        HighMark Capital Management
                                                            475 Sansome Street
                                                            San Francisco, CA  94111

R. Gregory Knopf        Managing Director                   Managing Director
                                                            HighMark Capital Management
                                                            475 Sansome Street
                                                            San Francisco, CA  94111

Kevin A. Rogers         Managing Director                   Managing Director
                                                            HighMark Capital Management
                                                            475 Sansome Street
                                                            San Francisco, CA  94111

Richard  Earnest        Senior Vice President               Senior Vice President
                                                            HighMark Capital Management
                                                            475 Sansome Street
                                                            San Francisco, CA  94111


                        POSITION WITH
NAME                    THE ADVISER                         PRINCIPAL OCCUPATION
----                    -----------                         --------------------
David J. Goerz III***   Senior Vice President               Chief Investment Officer - Equity
                                                            HighMark Capital Management
                                                            475 Sansome Street
                                                            San Francisco, CA  94111

Laurence Reed****       Member of the Board of Directors,   Chief Financial Officer
                        Vice President and Chief            HighMark Capital Management
                        Financial Officer                   475 Sansome Street
                                                            San Francisco, CA  94111



*Prior employment for the prior two fiscal years:
General Accounting Manager, Union Bank of California, 400 California Street, San Francisco, CA, 94104, from 01/04 to Present

**Prior employment for the prior two fiscal years:
Vice President, Chief Compliance Officer, Wells Fargo Funds Management, LLC, 525 Market Street, San Francisco, CA 94105, from 12/02 to 7/04

***Prior employment for the prior two fiscal years:
Chief Investment Officer, Morningstar Associates, 1355 Sansome Street, San Francisco, CA 94111, from 5/03 to 8/03

****Prior employment for the prior two fiscal years:
Sabbatical, from 11/02 to 09/03

            Waddell & Reed Investment Management Company ("WRIMCO") is a sub-advisor of the HighMark Large Cap Growth Fund. WRIMCO is a registered investment adviser under the Investment Advisers Act of 1940 and is organized as a Kansas corporation. WRIMCO is a wholly owned subsidiary of Waddell & Reed, Inc. a Delaware corporation, which, in turn, is a wholly owned subsidiary of Waddell & Reed Financial Services, Inc. a Missouri corporation. Waddell & Reed Financial Services, Inc. is a wholly owned subsidiary of Waddell & Reed Financial, Inc. (Waddell & Reed"), a Delaware corporation and publicly held company. WRIMCO's principal address is 6300 Lamar Avenue, Shawnee Mission, Kansas 66202.


            To the knowledge of Registrant, none of the directors or officers of WRIMCO, except those set forth below, is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

            Listed below are the directors and certain principal executive officers of WRIMCO, their principal occupations and, for the prior two fiscal years, any other business, profession, vocation, or employment of a substantial nature engaged in by such directors and officers:

NAME                  POSITION WITH WRIMCO                  PRINCIPAL OCCUPATION
----                  --------------------                  --------------------

Henry J. Herrmann     Chairman of the Board, Chief          Same
                      Executive Officer President and
                      Director

Michael L. Avery      Executive Vice President and Chief    Same
                      Investment Officer

Daniel P. Connealy    Senior Vice President, Principal      Same
                      Financial Officer and Director

John E. Sundeen, Jr.  Executive Vice President, Chief       Same
                      Administrative Officer and Director

Daniel C. Schulte     Senior Vice President and             Same
                      General Counsel


            LSV Asset Management ("LSV") is a sub-adviser of the HighMark Small Cap Value Fund. LSV is a registered investment adviser organized as a Delaware partnership. The principal business address of LSV is 1
            N. Wacker Drive, Chicago, Illinois 60606.

            To the knowledge of Registrant, none of the directors or officers of LSV, except those set forth below, is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

            Listed below are the directors and certain principal executive officers of LSV, their principal occupations and, for the prior two fiscal years, any other business, profession, vocation, or employment of a substantial nature engaged in by such directors and officers:

NAME                    POSITION WITH LSV                      PRINCIPAL OCCUPATION
----                    -----------------                      --------------------
Josef Lakonishok        Partner, Chief Executive Officer and   Same; other employment includes
                        Portfolio Manager                      Prof. of Finance, University of
                                                               Illinois, 1206 South Sixth,
                                                               Champaign, Illinois 61820

Robert Vishny           Partner and Portfolio Manager          Same; other employment includes
                                                               Prof. of Finance, University of
                                                               Chicago, 5801 South Ellis, Chicago,
                                                               Illinois 60637

Menno Vermuelen         Partner, Portfolio Manager and         Same
                        Senior Quantitative Analyst

Tremaine Atkinson       Partner and Chief Operating Officer    Same

Christopher LaCroix     Partner and Managing Director of New   Same
169 East Avenue         Business Development
Norwalk, CT  06851

SEI Funds, Inc.         General Partner                        N/A
1 Freedom Valley Road
Oaks, PA  19456

            Aronson+Johnson+Ortiz, LP ("AJO") is a sub-adviser of the HighMark Large Cap Value Fund. AJO is a registered investment adviser organized as a Delaware limited partnership. The principal address of AJO is 230 South Broad Street, Twentieth Floor Philadelphia, PA 19102.

            To the knowledge of Registrant, none of the directors or officers of AJO, except those set forth below, is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

            Listed below are the directors and certain principal executive officers of AJO, their principal occupations and, for the prior two fiscal years, any other business, profession, vocation, or employment of a substantial nature engaged in by such directors and officers:

NAME                 POSITION WITH AJO                      PRINCIPAL OCCUPATION
----                 -----------------                      --------------------

Theodore R. Aronson  Managing Principal, Portfolio Manager  Same

Stefani Cranston     Principal, Accounting                  Same

Douglas D. Dixon     Principal, Trader                      Same

Paul Dodge           Principal, Operations                  Same

Kevin M. Johnson     Principal, Portfolio Manager           Same

Gina Marie N. Moore  Principal, Research Analyst            Same

Martha E. Ortiz      Principal, Portfolio Manager           Same

Gregory J. Rogers    Principal, Head Trader                 Same

R. Brian Wenzinger   Principal, Research                    Same

Joseph F. Dietrick   Associate, Chief Compliance Officer    Same



            Chartwell Investment Partners ("Chartwell") is a sub-adviser of the HighMark Small Cap Growth Fund. Founded in 1997, Chartwell is a registered investment adviser organized as a Pennsylvania partnership. Chartwell is an employee-owned firm focused on institutional and sub-advisory investment management.

            The principal business address of Chartwell is 1235 Westlakes Drive, Suite 400 Berwyn, PA 19312.

            To the knowledge of Registrant, none of the directors or officers of Chartwell, except those set forth below, is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

            Listed below are the directors and certain principal executive officers of Chartwell, their principal occupations and, for the prior two fiscal years, any other business, profession, vocation, or employment of a substantial nature engaged in by such directors and officers:



NAME                       POSITION WITH CHARTWELL                PRINCIPAL OCCUPATION
----                       -----------------------                --------------------
John E. Andress, Jr.       Partner, Marketing & Client Services   Same

Edward N. Antoian          Managing Partner, Senior Portfolio     Same
                           Mgr

Richard M. Behler, Ph.D.   Managing Partner, Senior Portfolio     Same
                           Mgr

George H. Burwell          Partner, Senior Portfolio Mgr          Same

David C. Dalrymple         Managing Partner, Senior Portfolio     Same
                           Mgr

G. Gregory Hagar           Partner, Chief Compliance Officer &    Same
                           Chief Financial Officer

Winthrop S. Jessup         Managing Partner, Chairman             Same

Michael D. Jones           Partner, Senior Portfolio Mgr          Same

Michael J. McCloskey       Managing Partner, President            Same

Kevin A. Melich            Managing Partner, Senior Portfolio     Same
                           Mgr

Michael J. Nalevanko       Partner, Director of Equity Trading    Same

Harold A. Ofstie           Managing Partner, Senior Portfolio     Same
                           Mgr

Maria E. Pollack           Partner, Director of Client            Same
                           Administration

Timothy J. Riddle          Managing Partner, Chief Executive      Same
                           Officer


                                      C-24


Edward A. Rittenhouse III  Partner, Marketing & Client Services   Same

Bernard P. Schaffer        Managing Partner, Senior Portfolio     Same
                           Mgr

Christine F. Williams      Partner, Director of Fixed Income      Same

Babak Zenouzi              Partner, Senior Portfolio Mgr.         Same


ITEM 26. PRINCIPAL UNDERWRITER

      (a) Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

            Registrant's distributor, SEI Investments Distribution Co. acts as distributor for:


                           SEI Daily Income Trust
                           SEI Liquid Asset Trust
                           SEI Tax Exempt Trust
                           SEI Index Funds
                           SEI Institutional Managed Trust
                           SEI Institutional International Trust
                           The Advisors' Inner Circle Fund
                           The Advisors' Inner Circle Fund II
                           Bishop Street Funds
                           SEI Asset Allocation Trust
                           SEI Institutional Investments Trust
                           HighMark Funds
                           Oak Associates Funds
                           The Nevis Fund, Inc.
                           CNI Charter Funds
                           Amerindo Funds Inc.
                           iShares Inc.
                           iShares Trust
                           JohnsonFamily Funds, Inc.
                           Causeway Capital Management Trust
                           The Japan Fund, Inc.
                           TT International U.S.A. Master Trust
                           TT International U.S.A. Feeder Trust
                           AHA Investment Funds, Inc.
                           The Arbitrage Funds


            The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

      (b) Furnish the Information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 19 of Part B. Unless otherwise noted, the business address of each director or officer is Oaks, PA 19456.



                           POSITION AND OFFICE                                          POSITIONS AND OFFICES
NAME                       WITH UNDERWRITER                                             WITH REGISTRANT
----                       ----------------                                             ---------------
William M. Doran           Director                                                              --
Carl A. Guarino            Director                                                              --
Edward D. Loughlin         Director                                                              --
Wayne M. Withrow           Director                                                              --
Kevin Barr                 President & Chief Executive Officer                                   --
Maxine Chou                Chief Financial Officer & Treasurer                                   --
Marc Greco                 Chief Operations Officer                                              --
John Munch                 General Counsel & Secretary                                           --
Lori L. White              Vice President & Assistant Secretary                                  --
Karen LaTourette           Compliance Officer, Anti-Money Laundering Officer
                            & Assistant Secretary                                                --
Michael Farrell            Vice President                                                        --
Mark J. Held               Senior Vice President                                                 --
Al DelPizzo                Vice President                                                        --
Robert Silvestri           Senior Financial Officer                                              --
John Coary                 Vice President                                                        --
Joanne Nelson              Vice President                                                        --


      (c) Provide the information required by the following table for all commissions and other compensation received, directly or indirectly, from the Registrant during the last fiscal year by each principal underwriter who is not an affiliated person of the Registrant or any affiliated person of an affiliated person:


                                      NET UNDERWRITING        COMPENSATION ON
                                       DISCOUNTS AND           REDEMPTION AND          BROKERAGE          OTHER
  NAME OF PRINCIPAL UNDERWRITER         COMMISSIONS             REPURCHASES           COMMISSIONS      COMPENSATION
  -----------------------------         -----------             -----------           -----------      ------------
SEI Investments Distribution Co.          $858,992                $92,404                 $0               $0



ITEM 27. LOCATION OF ACCOUNTS AND RECORDS

            (1) HighMark Capital Management, Inc., 475 Sansome Street, San Francisco, CA 94111 (records relating to its function as investment adviser).


            (2) Union Bank of California, N.A., 400 California Street, San Francisco, CA 94104 (records relating to its functions as custodian, sub-administrator and sub-transfer agent).

            (3) SEI Investments Global Funds Services (formerly "SEI Investments Mutual Funds Services"), Oaks, Pennsylvania 19456 (records relating to its function as administrator).

            (4) SEI Investments Distribution Co. (formerly SEI Financial Services Company), Oaks, Pennsylvania 19456 (records relating to its function as distributor).

            (5) State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 (records relating to its function as transfer agent).

            (6) Ropes & Gray LLP, One Embarcadero Center, Suite 2200, San Francisco, California 94111 and One Metro Center, 700 12th Street, N.W., Suite 900, Washington, DC 20005-3948 (the Registrant's Declaration of Trust, Code of Regulations and Minute Books).

ITEM 28. MANAGEMENT SERVICES

            None.

ITEM 29. UNDERTAKINGS

            Registrant hereby undertakes to call a meeting of the shareholders for the purpose of voting upon the question of removal of one or more trustees when requested to do so by the holders of at least 10% of the outstanding shares of Registrant and to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communication.

            Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, HighMark Funds, has duly caused this amendment to its registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Oaks and the Commonwealth of Pennsylvania, on the 30th day of September, 2005.

                                        HighMark Funds


                                        By: /s/ James Volk
                                            --------------------------
                                            James Volk
                                            President and
                                            Chief Executive Officer

      Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement of HighMark Funds has been signed below by the following persons in the capacities and on the dates indicated:

SIGNATURE                        CAPACITY                    DATE
---------                        --------                    ----

/s/ James Volk                   President and               September 30, 2005
--------------------------       Chief Executive Officer
James Volk

/s/ Jennifer E. Spratley         Controller and Chief        September 30, 2005
--------------------------       Financial Officer
Jennifer E. Spratley

*/s/ David Benkert               Trustee                     September 30, 2005
--------------------------
David Benkert

*/s/ Thomas L. Braje             Trustee                     September 30, 2005
--------------------------
Thomas L. Braje

*/s/ David A. Goldfarb           Trustee                     September 30, 2005
--------------------------
David A. Goldfarb

*/s/ Joseph C. Jaeger            Trustee                     September 30, 2005
--------------------------
Joseph C. Jaeger

*/s/ Michael L. Noel             Trustee                     September 30, 2005
--------------------------
Michael L. Noel

*/s/ Robert M. Whitler           Trustee                     September 30, 2005
--------------------------
Robert M. Whitler


*By:     /s/ Timothy D. Barto
         -------------------------
         Timothy D. Barto
         Attorney-In-Fact, pursuant to powers
           of attorney filed herewith.

                                POWER OF ATTORNEY

The undersigned, being a Trustee of the HighMark Funds, does hereby constitute and appoint Timothy D. Barto and Philip T. Masterson his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments that said attorneys and agents may deem necessary or advisable or which may be required to enable HighMark Funds to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, and in connection with the filing and effectiveness of any registration statements or statement of HighMark Funds pursuant to said Acts and any and all amendments thereto (including post-effective amendments), including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee and/or officer of HighMark Funds any and all such amendments filed with the Securities and Exchange Commission under said Acts, any Notification of Registration under the Investment Company Act of 1940 and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue thereof.

SIGNATURE                                   TITLE             DATE
---------                                   -----             ----


/s/ Robert M. Whitler                       Trustee           October 1, 2004
------------------------------------
Robert M. Whitler

                                POWER OF ATTORNEY

The undersigned, being a Trustee of the HighMark Funds, does hereby constitute and appoint Timothy D. Barto and Philip T. Masterson his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments that said attorneys and agents may deem necessary or advisable or which may be required to enable HighMark Funds to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, and in connection with the filing and effectiveness of any registration statements or statement of HighMark Funds pursuant to said Acts and any and all amendments thereto (including post-effective amendments), including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee and/or officer of HighMark Funds any and all such amendments filed with the Securities and Exchange Commission under said Acts, any Notification of Registration under the Investment Company Act of 1940 and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue thereof.

SIGNATURE                                   TITLE             DATE
---------                                   -----             ----


/s/ David A. Goldfarb                       Trustee           October 1, 2004
----------------------------
David A. Goldfarb

                                POWER OF ATTORNEY

The undersigned, being a Trustee of the HighMark Funds, does hereby constitute and appoint Timothy D. Barto and Philip T. Masterson his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments that said attorneys and agents may deem necessary or advisable or which may be required to enable HighMark Funds to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, and in connection with the filing and effectiveness of any registration statements or statement of HighMark Funds pursuant to said Acts and any and all amendments thereto (including post-effective amendments), including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee and/or officer of HighMark Funds any and all such amendments filed with the Securities and Exchange Commission under said Acts, any Notification of Registration under the Investment Company Act of 1940 and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue thereof.

SIGNATURE                                   TITLE             DATE
---------                                   -----             ----


/s/ Michael L. Noel                         Trustee           October 1, 2004
-------------------------
Michael L. Noel

                                POWER OF ATTORNEY

The undersigned, being a Trustee of the HighMark Funds, does hereby constitute and appoint Timothy D. Barto and Philip T. Masterson his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments that said attorneys and agents may deem necessary or advisable or which may be required to enable HighMark Funds to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, and in connection with the filing and effectiveness of any registration statements or statement of HighMark Funds pursuant to said Acts and any and all amendments thereto (including post-effective amendments), including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee and/or officer of HighMark Funds any and all such amendments filed with the Securities and Exchange Commission under said Acts, any Notification of Registration under the Investment Company Act of 1940 and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue thereof.

SIGNATURE                           TITLE            DATE
---------                           -----            ----


/s/ David Benkert                   Trustee          October 1, 2004
---------------------------
David Benkert

                                POWER OF ATTORNEY

The undersigned, being a Trustee of the HighMark Funds, does hereby constitute and appoint Timothy D. Barto and Philip T. Masterson his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments that said attorneys and agents may deem necessary or advisable or which may be required to enable HighMark Funds to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, and in connection with the filing and effectiveness of any registration statements or statement of HighMark Funds pursuant to said Acts and any and all amendments thereto (including post-effective amendments), including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee and/or officer of HighMark Funds any and all such amendments filed with the Securities and Exchange Commission under said Acts, any Notification of Registration under the Investment Company Act of 1940 and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue thereof.

SIGNATURE                                   TITLE             DATE
---------                                   -----             ----


/s/ Thomas L. Braje                         Trustee           October 1, 2004
------------------------------------
Thomas L. Braje

                                POWER OF ATTORNEY

The undersigned, being a Trustee of the HighMark Funds, does hereby constitute and appoint Timothy D. Barto and Philip T. Masterson his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments that said attorneys and agents may deem necessary or advisable or which may be required to enable HighMark Funds to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, and in connection with the filing and effectiveness of any registration statements or statement of HighMark Funds pursuant to said Acts and any and all amendments thereto (including post-effective amendments), including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee and/or officer of HighMark Funds any and all such amendments filed with the Securities and Exchange Commission under said Acts, any Notification of Registration under the Investment Company Act of 1940 and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue thereof.

SIGNATURE                                   TITLE            DATE
---------                                   -----            ----


/s/ Joseph C. Jaeger                        Trustee          October 1, 2004
---------------------------
Joseph C. Jaeger

                                  EXHIBIT INDEX

EXHIBIT NO.                       DESCRIPTION
-----------                       -----------


(n)           Amended Multiple Class Plan for HighMark Funds.

(p)(1)        Code of Ethics of HighMark Funds.

(p)(2)        Code of Ethics of HighMark Capital Management, Inc.

(p)(3)        Code of Ethics of Waddell & Reed Investment Management Company.

(p)(4)        Code of Ethics and Personal Trading Policy of LSV Asset
              Management.

(p)(5) Code of Ethics of SEI Investments Global Funds Services and SEI Investments Funds Management.

(p)(6)        Code of Ethics of Aronson+Johnson+Ortiz, LP.

(p)(7)        Code of Ethics of Chartwell Investment Partners.